UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2015



ITEM 1. REPORTS TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORTS FOR PERIOD ENDING MAY 31, 2015

[LOGO OF USAA]
   USAA(R)

                                   [GRAPHIC OF USAA CORNERSTONE AGGRESSIVE FUND]

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         ANNUAL REPORT
         USAA CORNERSTONE AGGRESSIVE FUND
         MAY 31, 2015
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PRESIDENT'S MESSAGE

"THE STRENGTH OF THE STOCK AND BOND
MARKETS DURING THE REPORTING PERIOD GAVE            [PHOTO OF BROOKS ENGLEHARDT]
INVESTORS THE OPPORTUNITY TO FORTIFY THEIR
FINANCIAL FOUNDATION."

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JULY 2015

Global monetary policy was a key theme during the one-year reporting period ended May 31, 2015, with divergence among central banks driving the performance of the global financial markets. In the first half of the reporting period, the United States was the place to be as stocks posted strong gains on the back of the Federal Reserve's (the Fed) Quantitative Easing (QE) program and ongoing commitment to low interest rates. Market leadership changed in the second half of the reporting period after the Fed concluded its QE asset purchases and stated that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies as global central banks took a different approach than the Fed by, continuing to take aggressive steps, such as - cutting interest rates and boosting stimulus measures to shore up their sagging economies. The Bank of Japan expanded its existing QE program, while the European Central Bank launched its own. By the end of the reporting period, the stimulus measures appeared to be having their desired effect. Japan's economy, though still fragile, rebounded from recession. In Europe, evidence of a modest economic recovery emerged.

The divergence in global monetary policy approaches also had a major impact on currencies. The U.S. dollar strengthened during the reporting period, appreciating significantly compared to most other global currencies. This appears likely to benefit American consumers, who will experience increased buying power when traveling overseas or buying imported goods. However, the strength of the U.S. dollar made it more difficult for American companies to compete overseas. At the same time, inflation pressures eased, with the drop in energy prices as a prime example. Oil and natural gas prices fell sharply during the reporting period, while the prices of copper and agricultural commodities also declined. Gold prices declined, but held up relatively well in comparison to such other commodities.

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

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In the bond markets, interest rates fell, especially on the long end of the yield curve. As a result, longer maturity bonds, such as 30-year U.S. Treasury securities, recorded the highest bond market returns of the reporting period overall. Although short-term interest rates edged up during the first half of the reporting period in anticipation of a Fed interest rate increase, they fell back after the Fed - in response to weaker U.S. economic data - said it would continue monitoring conditions before determining when it might be appropriate to raise the federal funds rate. At USAA Investments, we believe the Fed wants to return to a more normal interest rate environment, but we continue to hold to our long-held view that the timing and pace of interest rate increases will be data dependent and slower than many market participants currently expect. In addition, we believe that any potential increase will not be, in itself, a harbinger of more dramatic action. (It is important to note that as the reporting period ended, volatility in the global fixed-income markets increased, starting in Europe where Greece and its debt problems once again took center stage.)

The strength of the stock and bond markets during the reporting period gave investors the opportunity to fortify their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security - and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next.

On behalf of all of us at USAA Investments, thank you for allowing us to serve your investment needs. We will continue providing you with our best advice, superior service, and a wide variety of investment options.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             10

    Report of Independent Registered
       Public Accounting Firm                                                 11

    Portfolio of Investments                                                  12

    Notes to Portfolio of Investments                                         28

    Financial Statements                                                      32

    Notes to Financial Statements                                             35

EXPENSE EXAMPLE                                                               51

ADVISORY AGREEMENT(S)                                                         53

TRUSTEES' AND OFFICERS' INFORMATION                                           58

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

207234-0715

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

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FUND OBJECTIVE

THE USAA CORNERSTONE AGGRESSIVE FUND (THE FUND) SEEKS CAPITAL APPRECIATION OVER THE LONG TERM. THE FUND ALSO CONSIDERS THE POTENTIAL FOR CURRENT INCOME.

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TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, and money market instruments. The Fund will have a target asset class allocation of approximately 80% equity securities and 20% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds (ETFs). The Fund may invest in investment-grade and below-investment-grade securities.

The Fund also may use alternative investment strategies and other instruments from time to time, in an attempt to reduce its volatility over time and to enhance the Fund's return and diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                                ARNOLD J. ESPE, CFA
    WASIF A. LATIF                                     DAN DENBOW, CFA

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o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The past year brought a wide dispersion of returns among the various asset classes within the global financial markets. U.S. equities led the way with healthy, double-digit gains, as investors were encouraged by improving economic growth and the likelihood that the Federal Reserve will maintain a "lower for longer" interest-rate policy. While U.S. equities finished in positive territory, international stocks generally closed the reporting period with negative returns. This shortfall was partially due to slower-than-expected growth in the major economies in both the developed and emerging markets during 2014. Growth data began to exceed expectations with the onset of the new year, which boosted performance for international equities in the latter half of the reporting period. For U.S. investors, however, a large portion of the resulting gains were offset by the declining value of foreign currencies relative to the U.S. dollar. The strength of the dollar also contributed to weakness in the price of gold, which led to significant underperformance for gold-mining stocks.

    The bond market performed well during the reporting period, as the low yields available in the developed international markets helped make yields in the United States very attractive on a relative basis. The resulting demand led to rising prices (and falling yields) for U.S. Treasury securities, as well as other rate-sensitive market segments such as investment-grade corporate bonds. The high-yield bond market, which

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2  | USAA CORNERSTONE AGGRESSIVE FUND

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    was supported by favorable credit conditions and investors' healthy appetite for risk, also delivered a positive return. Still, the high-yield bond market generally lagged the investment-grade bond market due to the impact the fourth-quarter sell-off in oil prices had on the many energy issuers within the asset class.

o HOW DID THE USAA CORNERSTONE AGGRESSIVE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2015, the Fund had a total return of 3.65%. This compares to returns of 3.03% for the Barclays U.S. Aggregate Bond Index and 5.08% for the MSCI All-Country World Index.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    While the Fund underperformed its peer group during the reporting period, it's important to keep in mind that our goal is to provide strong risk-adjusted returns over the longer term. At the same time, we don't attempt to chase performance in "hot" asset classes for the sake of short-term results. For instance, U.S. equities outperformed during the reporting period, meaning that investors would have benefited from holding a portfolio that was 100% invested in domestic stocks. However, the U.S. equity market also features high valuations relative to both the developed and emerging international markets - indicating that a diversified, global approach is warranted from a longer-term standpoint. With this as background, we believe the Fund will be better served by our continued emphasis on diversification and investing in market segments where we see the most attractive valuations.

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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    Within its equity portfolio, the Fund held an underweight in domestic large-cap stocks due to their expensive valuations and the declining estimates for 2015 earnings and revenue growth. The Fund also maintained an underweight position in small-cap stocks based on their high valuations and the fact that small-cap stocks tend to underperform large-cap stocks later in the economic cycle. Within its international equity portfolio, the Fund was overweight in developed markets due to their attractive relative valuations, their superior earnings outlook relative to the United States, and the aggressive stimulus being enacted by foreign central banks. The Fund maintained an allocation to the emerging markets on the belief that emerging market equities featured a higher expected return relative to other asset classes. The Fund also retained an allocation to real assets to augment diversification and gain a measure of protection against unexpected inflation.

    This positioning detracted from relative performance during the reporting period. While the Fund benefited from the strong performance of its allocation to U.S. equities, its sizeable position in non-U.S. stocks pressured returns. It should be noted, however, that international equities performed well during the second half of the reporting period. We believe this helps illustrate the importance of maintaining allocations to undervalued asset classes even if they are experiencing short-term underperformance.

    The Fund's allocation to precious metals and related equities detracted from performance. Still, we continue to believe this allocation provides both longer-term diversification and a hedge against the possibility of inflation. Further, we believe the attractive valuation of mining stocks warrants a continued allocation to this market segment.

    Following several years of outperformance, the Fund's bond portfolio lagged the broader debt market during the reporting period. An important reason for this shortfall was the Fund's allocation to a small number of energy issues that were negatively affected by the decline in oil prices. On the plus side, performance was helped by allocations to long-term U.S. Treasuries, which enabled the Fund to capitalize on the decline in yields that occurred during the reporting period. We believe longer-term U.S. government bonds provide an element of protection against the possibility

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4  | USAA CORNERSTONE AGGRESSIVE FUND

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    of slower economic growth as well as less favorable backdrop for bonds that are more sensitive to credit conditions. Overall, the Fund holds an underweight position to fixed-income securities on the belief that there are more compelling opportunities in other asset classes.

    Although the domestic equity and fixed-income markets have both produced robust performance in recent years, investors need to take care not to extrapolate these gains too far into the future. U.S. stock market valuations are currently above the historical norms, particularly in the small-cap space, which may suggest a lower-return environment in the years to come. At the same time, investment-grade bond yields are so low that the potential for additional price appreciation appears relatively limited.

    With this as the backdrop, we believe our approach of diversifying across multiple asset classes and geographic regions can add meaningful value for our investors. We continue to use fundamentals and valuations as the basis for determining optimal portfolio asset allocations, and we seek to construct the Fund's portfolio to capitalize on a wide range of potential outcomes regarding global growth, central bank policy, and inflation. We believe this approach - rather than one that seeks to ride momentum in outperforming asset classes - is appropriate for an environment likely to be characterized by higher volatility and lower expected returns.

    Thank you for allowing us to help you manage your investments.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities.
    o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA CORNERSTONE AGGRESSIVE FUND (THE FUND)
(Ticker Symbol: UCAGX)

--------------------------------------------------------------------------------
                                       5/31/15                      5/31/14
--------------------------------------------------------------------------------
Net Assets                          $202.3 Million                $150.4 Million
Net Asset Value Per Share              $12.35                        $12.40

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15
--------------------------------------------------------------------------------
    1 YEAR                                             SINCE INCEPTION 6/8/12
    3.65%                                                     10.34%

--------------------------------------------------------------------------------
                           EXPENSE RATIOS AS OF 5/31/14*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT      1.65%            AFTER REIMBURSEMENT      1.28%

                 (Includes acquired fund fees and expenses of 0.18%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2014, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2015, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2015. If the total annual operating expense ratio of the Fund is lower than 1.10%, the Fund will operate at the lower expense ratio. These estimated expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

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6  | USAA CORNERSTONE AGGRESSIVE FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                        [CHART OF CUMULATIVE PERFORMANCE]

                         MSCI                USAA CORNERSTONE        BARCLAYS U.S.
                     ALL-COUNTRY                AGGRESSIVE          AGGREGATE BOND
                     WORLD INDEX                   FUND                 INDEX
05/31/12              $10,000.00                $10,000.00            $10,000.00
06/30/12               10,493.89                 10,330.00             10,003.92
07/31/12               10,637.55                 10,390.00             10,141.91
08/31/12               10,868.84                 10,610.00             10,148.53
09/30/12               11,211.17                 10,850.00             10,162.50
10/31/12               11,136.45                 10,810.00             10,182.49
11/30/12               11,278.85                 10,870.00             10,198.56
12/31/12               11,534.33                 11,071.06             10,184.04
01/31/13               12,065.70                 11,399.70             10,112.81
02/28/13               12,063.82                 11,327.81             10,163.50
03/31/13               12,281.81                 11,502.40             10,171.61
04/30/13               12,635.33                 11,656.45             10,274.54
05/31/13               12,600.66                 11,605.10             10,091.22
06/30/13               12,232.36                 11,276.46              9,935.12
07/31/13               12,817.95                 11,697.53              9,948.70
08/31/13               12,550.90                 11,471.59              9,897.85
09/30/13               13,199.17                 11,820.77              9,991.55
10/31/13               13,729.68                 12,211.03             10,072.33
11/30/13               13,924.12                 12,344.54             10,034.62
12/31/13               14,164.33                 12,509.86              9,977.91
01/31/14               13,597.75                 12,155.11             10,125.34
02/28/14               14,254.63                 12,624.63             10,179.18
03/31/14               14,318.01                 12,645.49             10,161.84
04/30/14               14,454.31                 12,739.40             10,247.59
05/31/14               14,761.74                 12,937.63             10,364.26
06/30/14               15,039.67                 13,188.04             10,369.62
07/31/14               14,857.12                 12,989.80             10,343.61
08/31/14               15,185.29                 13,219.34             10,457.80
09/30/14               14,693.04                 12,812.43             10,386.79
10/31/14               14,796.48                 12,895.90             10,488.88
11/30/14               15,043.98                 13,052.40             10,563.30
12/31/14               14,753.68                 12,855.85             10,573.20
01/31/15               14,523.01                 12,758.13             10,794.89
02/28/15               15,331.53                 13,290.17             10,693.41
03/31/15               15,093.98                 13,105.58             10,743.05
04/30/15               15,531.92                 13,344.46             10,704.50
05/31/15               15,511.65                 13,409.60             10,678.72

                                   [END CHART]

                         Data from 5/31/12 to 5/31/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Aggressive Fund to the following benchmarks:

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI All-Country World Index and the Barclays U.S. Aggregate Bond Index are calculated from the end of the month, May 31, 2012, while the inception date of the Cornerstone Aggressive Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

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                                                        INVESTMENT OVERVIEW |  7

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                           o TOP 10 HOLDINGS* - 5/31/15 o
                                (% of Net Assets)

iShares Core MSCI EAFE ETF**                                               12.0%

iShares Core S&P 500 ETF**                                                  6.9%

iShares MSCI EAFE ETF**                                                     5.9%

iShares Core MSCI Emerging Markets ETF**                                    4.0%

iShares MSCI Germany ETF**                                                  3.2%

iShares Core S&P Mid-Cap ETF**                                              2.7%

Vanguard Mid-Cap ETF**                                                      1.8%

Vanguard FTSE European ETF**                                                1.6%

General Electric Co.                                                        1.3%

AbbVie, Inc.                                                                1.3%

 * Excludes money market instruments.

** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 12-27.

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8  | USAA CORNERSTONE AGGRESSIVE FUND

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                         o ASSET ALLOCATION** - 5/31/15 o

U.S. EQUITY SECURITIES*                                                    45.1%
INTERNATIONAL EQUITY SECURITIES*                                           33.5%
CORPORATE OBLIGATIONS                                                       5.7%
MONEY MARKET INSTRUMENTS                                                    5.2%
U.S. TREASURY SECURITIES                                                    4.0%
COMMERCIAL MORTGAGE SECURITIES                                              2.1%
EURODOLLAR AND YANKEE OBLIGATIONS                                           2.1%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES*                           1.9%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.2%
FOREIGN GOVERNMENT OBLIGATIONS                                              0.1%

 * The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

** Excludes options.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 12-27.

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                                                        INVESTMENT OVERVIEW |  9

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DISTRIBUTIONS TO SHAREHOLDERS

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The following federal tax information related to the Fund's fiscal year ended
May 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2015:

           DIVIDEND RECEIVED              LONG-TERM
          DEDUCTION (CORPORATE          CAPITAL GAIN          QUALIFIED INTEREST
            SHAREHOLDERS)(1)           DISTRIBUTIONS(2)             INCOME
          ----------------------------------------------------------------------
                34.29%                    $2,174,000                $676,000
          ----------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended May 31, 2015, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

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10  | USAA CORNERSTONE AGGRESSIVE FUND

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE AGGRESSIVE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Aggressive Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Aggressive Fund at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

San Antonio, Texas
July 20, 2015

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2015

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              U.S. EQUITY SECURITIES (45.1%)

              COMMON STOCKS (29.1%)

              CONSUMER DISCRETIONARY (4.5%)
              -----------------------------
              ADVERTISING (0.2%)
      4,500   Omnicom Group, Inc.                                                     $    335
                                                                                      --------
              APPAREL RETAIL (0.2%)
      8,000   TJX Companies, Inc.                                                          515
                                                                                      --------
              AUTO PARTS & EQUIPMENT (1.1%)
     18,800   Johnson Controls, Inc.                                                       978
     21,100   Magna International, Inc.                                                  1,214
                                                                                      --------
                                                                                         2,192
                                                                                      --------
              AUTOMOBILE MANUFACTURERS (0.2%)
     22,000   Ford Motor Co.                                                               334
                                                                                      --------
              BROADCASTING (0.3%)
     11,000   CBS Corp. "B"                                                                679
                                                                                      --------
              CABLE & SATELLITE (0.2%)
      6,350   Comcast Corp. "A"                                                            371
                                                                                      --------
              GENERAL MERCHANDISE STORES (0.3%)
      7,400   Dollar General Corp.                                                         537
                                                                                      --------
              HOME IMPROVEMENT RETAIL (0.3%)
      6,200   Home Depot, Inc.                                                             691
                                                                                      --------
              HOTELS, RESORTS & CRUISE LINES (1.3%)
     22,600   Carnival Corp.                                                             1,047
     23,100   Norwegian Cruise Line Holdings Ltd.*                                       1,260
      4,000   Royal Caribbean Cruises Ltd.                                                 304
                                                                                      --------
                                                                                         2,611
                                                                                      --------
              SPECIALIZED CONSUMER SERVICES (0.2%)
     13,800   H&R Block, Inc.                                                              438
                                                                                      --------
              SPECIALTY STORES (0.2%)
      3,961   Signet Jewelers Ltd.                                                         512
                                                                                      --------
              Total Consumer Discretionary                                               9,215
                                                                                      --------

================================================================================

12  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              CONSUMER STAPLES (1.0%)
              -----------------------
              DRUG RETAIL (0.8%)
      5,650   CVS Health Corp.                                                        $    579
     11,700   Walgreens Boots Alliance, Inc.                                             1,004
                                                                                      --------
                                                                                         1,583
                                                                                      --------
              HOUSEHOLD PRODUCTS (0.2%)
      4,600   Procter & Gamble Co.                                                         360
                                                                                      --------
              Total Consumer Staples                                                     1,943
                                                                                      --------
              ENERGY (1.9%)
              -------------
              INTEGRATED OIL & GAS (0.8%)
      3,350   Chevron Corp.                                                                345
     16,820   Occidental Petroleum Corp.                                                 1,315
                                                                                      --------
                                                                                         1,660
                                                                                      --------
              OIL & GAS EQUIPMENT & SERVICES (0.6%)
     10,340   Halliburton Co.                                                              469
      7,100   Schlumberger Ltd.                                                            645
                                                                                      --------
                                                                                         1,114
                                                                                      --------
              OIL & GAS EXPLORATION & PRODUCTION (0.5%)
      7,500   Anadarko Petroleum Corp.                                                     627
      6,328   California Resources Corp.                                                    50
     13,800   Marathon Oil Corp.                                                           375
                                                                                      --------
                                                                                         1,052
                                                                                      --------
              Total Energy                                                               3,826
                                                                                      --------
              FINANCIALS (4.7%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.6%)
      3,600   Ameriprise Financial, Inc.                                                   448
     11,000   Bank of New York Mellon Corp.                                                477
      8,000   Invesco Ltd.                                                                 319
                                                                                      --------
                                                                                         1,244
                                                                                      --------
              CONSUMER FINANCE (0.4%)
     10,420   Capital One Financial Corp.                                                  871
                                                                                      --------
              DIVERSIFIED BANKS (2.1%)
     89,500   Bank of America Corp.                                                      1,477
     17,210   Citigroup, Inc.                                                              931
     23,610   JPMorgan Chase & Co.                                                       1,553
      5,330   Wells Fargo & Co.                                                            298
                                                                                      --------
                                                                                         4,259
                                                                                      --------
              LIFE & HEALTH INSURANCE (0.3%)
     11,670   MetLife, Inc.                                                                610
                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              MULTI-LINE INSURANCE (0.1%)
      4,600   American International Group, Inc.                                      $    270
                                                                                      --------
              REGIONAL BANKS (0.9%)
      6,700   CIT Group, Inc.                                                              310
     23,000   Fifth Third Bancorp                                                          465
     70,500   KeyCorp                                                                    1,028
                                                                                      --------
                                                                                         1,803
                                                                                      --------
              SPECIALIZED FINANCE (0.3%)
      2,120   Intercontinental Exchange, Inc.                                              502
                                                                                      --------
              Total Financials                                                           9,559
                                                                                      --------
              HEALTH CARE (5.1%)
              ------------------
              BIOTECHNOLOGY (1.2%)
      3,000   Amgen, Inc.                                                                  469
     17,050   Gilead Sciences, Inc.*                                                     1,914
                                                                                      --------
                                                                                         2,383
                                                                                      --------
              HEALTH CARE DISTRIBUTORS (0.4%)
      9,010   Cardinal Health, Inc.                                                        794
                                                                                      --------
              HEALTH CARE EQUIPMENT (0.9%)
     19,500   Hologic, Inc.*                                                               698
     14,300   Medtronic plc                                                              1,091
                                                                                      --------
                                                                                         1,789
                                                                                      --------
              HEALTH CARE TECHNOLOGY (0.1%)
     10,000   Veeva Systems, Inc. "A"*                                                     271
                                                                                      --------
              PHARMACEUTICALS (2.5%)
     39,100   AbbVie, Inc.                                                               2,604
      1,200   Actavis plc*                                                                 368
      3,790   Johnson & Johnson                                                            380
     11,000   Merck & Co., Inc.                                                            670
     33,476   Pfizer, Inc.                                                               1,163
                                                                                      --------
                                                                                         5,185
                                                                                      --------
              Total Health Care                                                         10,422
                                                                                      --------
              INDUSTRIALS (3.4%)
              ------------------
              AEROSPACE & DEFENSE (0.5%)
      1,500   Raytheon Co.                                                                 155
      3,600   Spirit AeroSystems Holdings, Inc. "A"*                                       197
      1,500   TransDigm Group, Inc.                                                        339
      2,810   United Technologies Corp.                                                    329
                                                                                      --------
                                                                                         1,020
                                                                                      --------

================================================================================

14  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              AIRLINES (0.3%)
     15,000   Southwest Airlines Co.                                                  $    556
                                                                                      --------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.5%)
     13,450   Eaton Corp. plc                                                              963
                                                                                      --------
              ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
     11,600   Republic Services, Inc.                                                      467
                                                                                      --------
              INDUSTRIAL CONGLOMERATES (1.6%)
      6,400   Carlisle Companies, Inc.                                                     634
     98,680   General Electric Co.                                                       2,691
                                                                                      --------
                                                                                         3,325
                                                                                      --------
              INDUSTRIAL MACHINERY (0.2%)
      3,700   Stanley Black & Decker, Inc.                                                 379
                                                                                      --------
              RAILROADS (0.1%)
      2,200   Kansas City Southern                                                         199
                                                                                      --------
              Total Industrials                                                          6,909
                                                                                      --------
              INFORMATION TECHNOLOGY (7.1%)
              -----------------------------
              APPLICATION SOFTWARE (0.2%)
      6,000   Adobe Systems, Inc.*                                                         474
                                                                                      --------
              COMMUNICATIONS EQUIPMENT (1.6%)
     68,000   Cisco Systems, Inc.                                                        1,993
     13,000   Juniper Networks, Inc.                                                       362
     12,000   QUALCOMM, Inc.                                                               836
                                                                                      --------
                                                                                         3,191
                                                                                      --------
              DATA PROCESSING & OUTSOURCED SERVICES (0.4%)
      3,000   MasterCard, Inc. "A"                                                         277
      6,600   Visa, Inc. "A"                                                               453
                                                                                      --------
                                                                                           730
                                                                                      --------
              INTERNET SOFTWARE & SERVICES (0.7%)
      5,700   Facebook, Inc. "A"*                                                          451
      1,595   Google, Inc. "A"*                                                            870
                                                                                      --------
                                                                                         1,321
                                                                                      --------
              SEMICONDUCTOR EQUIPMENT (0.5%)
     54,100   Applied Materials, Inc.                                                    1,089
                                                                                      --------
              SEMICONDUCTORS (1.2%)
     13,000   Broadcom Corp. "A"                                                           739
     20,990   Intel Corp.                                                                  723

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
     18,000   Micron Technology, Inc.*                                                $    503
      6,500   Texas Instruments, Inc.                                                      364
                                                                                      --------
                                                                                         2,329
                                                                                      --------
              SYSTEMS SOFTWARE (0.7%)
     30,900   Microsoft Corp.                                                            1,448
                                                                                      --------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.8%)
     14,415   Apple, Inc.                                                                1,878
     22,900   Hewlett-Packard Co.                                                          765
     10,900   Seagate Technology plc                                                       606
      4,700   Western Digital Corp.                                                        458
                                                                                      --------
                                                                                         3,707
                                                                                      --------
              Total Information Technology                                              14,289
                                                                                      --------
              MATERIALS (0.7%)
              ----------------
              DIVERSIFIED CHEMICALS (0.2%)
     20,000   Huntsman Corp.                                                               449
                                                                                      --------
              DIVERSIFIED METALS & MINING (0.2%)
     23,000   Freeport-McMoRan, Inc.                                                       452
                                                                                      --------
              PAPER PACKAGING (0.3%)
     10,300   Bemis Co., Inc.                                                              473
                                                                                      --------
              Total Materials                                                            1,374
                                                                                      --------
              TELECOMMUNICATION SERVICES (0.4%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
     14,661   Verizon Communications, Inc.                                                 725
                                                                                      --------
              UTILITIES (0.3%)
              ----------------
              ELECTRIC UTILITIES (0.2%)
      8,000   Edison International                                                         486
                                                                                      --------
              MULTI-UTILITIES (0.1%)
      4,500   CMS Energy Corp.                                                             154
                                                                                      --------
              Total Utilities                                                              640
                                                                                      --------
              Total Common Stocks (cost: $50,476)                                       58,902
                                                                                      --------

              PREFERRED STOCKS (1.1%)

              CONSUMER STAPLES (0.2%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.2%)
      8,000   CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                 231
      2,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable,
              perpetual(a)                                                                 210
                                                                                      --------
                                                                                           441
                                                                                      --------
              Total Consumer Staples                                                       441
                                                                                      --------

================================================================================

16  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              ENERGY (0.4%)
              --------------
              OIL & GAS EXPLORATION & PRODUCTION (0.2%)
        300   Chesapeake Energy Corp., 5.75%, perpetual(a)                            $    247
                                                                                      --------
                                                                                           247
                                                                                      --------
              OIL & GAS STORAGE & TRANSPORTATION (0.2%)
        150   Kinder Morgan G.P., Inc., 4.13%, cumulative redeemable(a)                    139
     10,645   NuStar Logistics, LP, 7.63%                                                  285
                                                                                      --------
                                                                                           424
                                                                                      --------
              Total Energy                                                                 671
                                                                                      --------
              FINANCIALS (0.4%)
              -----------------
              LIFE & HEALTH INSURANCE (0.1%)
     12,000   Delphi Financial Group, Inc., 7.38%, cumulative redeemable                   301
                                                                                      --------
              REGIONAL BANKS (0.1%)
        235   M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                      243
                                                                                      --------
              REITs - MORTGAGE (0.1%)
      8,000   Arbor Realty Trust, Inc., 7.38%*                                             198
                                                                                      --------
              REITs - OFFICE (0.1%)
      4,000   Equity Commonwealth, Series E, 7.25%, cumulative redeemable, perpetual*      103
                                                                                      --------
              Total Financials                                                             845
                                                                                      --------
              TELECOMMUNICATION SERVICES (0.1%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
      8,000   Qwest Corp., 7.50%                                                           215
                                                                                      --------
              Total Preferred Stocks (cost: $2,134)                                      2,172
                                                                                      --------

              EXCHANGE-TRADED FUNDS (14.9%)
     11,500   iShares 20+ Year Treasury Bond ETF                                         1,412
      9,500   iShares 7-10 Year Treasury Bond ETF                                        1,016
     66,000   iShares Core S&P 500 ETF                                                  14,030
     36,200   iShares Core S&P Mid-Cap ETF                                               5,511
      3,900   iShares Core S&P Small-Cap ETF                                               456
     28,600   PowerShares DB Commodity Index Tracking Fund*                                507
      7,590   SPDR S&P 500 ETF Trust                                                     1,602
     27,600   Vanguard Mid-Cap ETF                                                       3,578
     18,300   Vanguard Small-Cap Value ETF                                               2,003
                                                                                      --------
              Total Exchange-Traded Funds (cost: $27,151)                               30,115
                                                                                      --------
              Total U.S. Equity Securities (cost: $79,761)                              91,189
                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              INTERNATIONAL EQUITY SECURITIES (33.5%)

              COMMON STOCKS (2.2%)

              CONSUMER DISCRETIONARY (0.3%)
              -----------------------------
              AUTO PARTS & EQUIPMENT (0.3%)
      8,000   Delphi Automotive plc                                                   $    696
                                                                                      --------
              ENERGY (0.2%)
              -------------
              INTEGRATED OIL & GAS (0.2%)
      8,400   Royal Dutch Shell plc ADR "A"                                                502
                                                                                      --------
              HEALTH CARE (0.9%)
              ------------------
              PHARMACEUTICALS (0.9%)
     13,500   Novartis AG ADR                                                            1,387
      9,000   Roche Holding AG ADR                                                         346
                                                                                      --------
                                                                                         1,733
                                                                                      --------
              Total Health Care                                                          1,733
                                                                                      --------
              INDUSTRIALS (0.2%)
              ------------------
              RAILROADS (0.2%)
      2,900   Canadian Pacific Railway Ltd.                                                478
                                                                                      --------
              INFORMATION TECHNOLOGY (0.3%)
              -----------------------------
              SEMICONDUCTORS (0.3%)
      4,972   NXP Semiconductors N.V.*                                                     558
                                                                                      --------
              MATERIALS (0.1%)
              ----------------
              GOLD (0.1%)
      8,000   Goldcorp, Inc.                                                               142
                                                                                      --------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.2%)
      9,263   Vodafone Group plc ADR                                                       361
                                                                                      --------
              Total Common Stocks (cost: $3,710)                                         4,470
                                                                                      --------

              EXCHANGE-TRADED FUNDS (31.3%)
     14,112   EGShares Emerging Markets Consumer ETF                                       373
    398,000   iShares Core MSCI EAFE ETF                                                24,222
    160,700   iShares Core MSCI Emerging Markets ETF                                     8,027
     33,000   iShares Currency Hedged MSCI EAFE ETF                                        946
    179,493   iShares MSCI EAFE ETF                                                     11,961
    226,761   iShares MSCI Germany ETF                                                   6,601
      4,140   iShares MSCI Philippines ETF                                                 164
     11,936   iShares MSCI Turkey ETF                                                      559
     73,800   PowerShares FTSE RAFI Emerging Markets Portfolio                           1,449

================================================================================

18  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
      6,200   SPDR S&P China ETF                                                      $    586
      9,790   SPDR S&P Emerging Markets SmallCap ETF                                       467
     58,400   Vanguard FTSE European ETF                                                 3,310
      8,244   WisdomTree Emerging Markets Equity Income Fund                               371
      8,945   WisdomTree Emerging Markets SmallCap Dividend Fund                           407
     22,200   WisdomTree Europe Hedged Equity ETF                                        1,445
     51,107   WisdomTree India Earnings Fund                                             1,131
     22,600   WisdomTree Japan Hedged Equity Index Fund                                  1,351
                                                                                      --------
              Total Exchange-Traded Funds (cost: $59,251)                               63,370
                                                                                      --------
              Total International Equity Securities (cost: $62,961)                     67,840
                                                                                      --------

              PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (1.9%)
              EXCHANGE-TRADED FUNDS (1.9%)
     24,300   First Trust Global Tactical Commodity Strategy Fund*                         597
     51,700   Market Vectors Gold Miners ETF                                             1,012
     50,600   United States Commodity Index Fund*                                        2,334
                                                                                      --------
              Total Exchange-Traded Funds (cost: $4,154)                                 3,943
                                                                                      --------
              Total Precious Metals and Commodity-Related Securities (cost: $4,154)      3,943
                                                                                      --------

----------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                        COUPON
(000)                                                          RATE      MATURITY
----------------------------------------------------------------------------------------------
              BONDS (14.2%)

              CORPORATE OBLIGATIONS (5.7%)

              CONSUMER DISCRETIONARY (0.4%)
              -----------------------------
              PUBLISHING (0.1%)
$        99   Cengage Learning Acquisitions, Inc.(b)           8.25%     3/31/2020         100
                                                                                      --------
              SPECIALTY STORES (0.3%)
        200   Guitar Center, Inc.(a)                           6.50      4/15/2019         181
        300   Staples, Inc.(c)                                 3.50      4/24/2021         301
        150   Toys R Us Property Co. II, LLC                   8.50     12/01/2017         152
                                                                                      --------
                                                                                           634
                                                                                      --------
              Total Consumer Discretionary                                                 734
                                                                                      --------
              CONSUMER STAPLES (0.0%)
              -----------------------
              PACKAGED FOODS & MEAT (0.0%)
        100   J. M. Smucker Co.(a)                             4.38      3/15/2045          98
                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                              COUPON                                    VALUE
(000)         SECURITY                                               RATE            MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------------
              ENERGY (0.9%)
              -------------
              OIL & GAS DRILLING (0.1%)
   $    261   Schahin II Finance Co. SPV Ltd.(a)                      5.88%          9/25/2023             $    129
                                                                                                           --------
              OIL & GAS EXPLORATION & PRODUCTION (0.2%)
        100   American Energy - Permian Basin, LLC(a)                 7.38          11/01/2021                   69
        200   Newfield Exploration Co.                                5.38           1/01/2026                  208
        500   Samson Investment Co.(b),(c)                            5.00           9/25/2018                  245
                                                                                                           --------
                                                                                                                522
                                                                                                           --------
              OIL & GAS STORAGE & TRANSPORTATION (0.6%)
        350   DCP Midstream, LLC(a)                                   5.85           5/21/2043                  290
        200   Enbridge Energy Partners, LP                            8.05          10/01/2077                  208
        300   Energy Transfer Partners, LP                            3.30(d)       11/01/2066                  263
        200   Enterprise Products Operating, LLC                      7.00           6/01/2067                  202
        100   Martin Midstream Partners, LP                           7.25           2/15/2021                  100
        190   Southern Union Co.                                      3.30(d)       11/01/2066                  147
                                                                                                           --------
                                                                                                              1,210
                                                                                                           --------
              Total Energy                                                                                    1,861
                                                                                                           --------
              FINANCIALS (2.7%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.3%)
        200   Prospect Capital Corp.                                  5.00           7/15/2019                  209
        200   State Street Capital Trust IV                           1.27(d)        6/01/2077                  171
        200   Walter Investment Management Corp.                      7.88          12/15/2021                  184
                                                                                                           --------
                                                                                                                564
                                                                                                           --------
              DIVERSIFIED BANKS (0.1%)
        200   JPMorgan Chase Capital XXI                              1.23(d)        1/15/2087                  167
                                                                                                           --------
              LIFE & HEALTH INSURANCE (0.5%)
        300   Lincoln National Corp.                                  7.00           5/17/2066                  271
        200   MetLife, Inc.                                           6.40          12/15/2066                  229
        200   Prudential Financial, Inc.                              5.63           6/15/2043                  213
        350   StanCorp Financial Group, Inc.                          6.90           6/01/2067                  326
                                                                                                           --------
                                                                                                              1,039
                                                                                                           --------
              MULTI-LINE INSURANCE (0.5%)
        325   Genworth Holdings, Inc.                                 6.15          11/15/2066                  205
        500   Glen Meadow Pass-Through Trust(a)                       6.51           2/12/2067                  466
        300   Nationwide Mutual Insurance Co.(a)                      2.56(d)       12/15/2024                  301
                                                                                                           --------
                                                                                                                972
                                                                                                           --------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
        250   GE Capital Trust I                                      6.38          11/15/2067                  272
         50   General Electric Capital Corp.                          6.38          11/15/2067                   55
                                                                                                           --------
                                                                                                                327
                                                                                                           --------

================================================================================

20  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                              COUPON                                    VALUE
(000)         SECURITY                                               RATE            MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------------
              PROPERTY & CASUALTY INSURANCE (0.6%)
   $    200   Allstate Corp.                                          5.75%          8/15/2053             $    216
        200   AmTrust Financial Services, Inc.                        6.13           8/15/2023                  212
        200   HSB Group, Inc.(e)                                      1.19(d)        7/15/2027                  126
        250   Ironshore Holdings, Inc.(a)                             8.50           5/15/2020                  299
        395   Oil Insurance Ltd.(a)                                   3.26(d)                -(f)               341
        100   Progressive Corp.                                       6.70           6/15/2067                  105
                                                                                                           --------
                                                                                                              1,299
                                                                                                           --------
              REAL ESTATE DEVELOPMENT (0.1%)
        200   Forestar USA Real Estate Group, Inc.(a)                 8.50           6/01/2022                  203
                                                                                                           --------
              REGIONAL BANKS (0.3%)
        200   Compass Bank                                            3.88           4/10/2025                  195
        175   Cullen/Frost Capital Trust II                           1.81(d)        3/01/2034                  154
         50   First Maryland Capital Trust I                          1.28(d)        1/15/2027                   45
        100   Fulton Capital Trust I                                  6.29           2/01/2036                  100
        200   SunTrust Capital I                                      0.94(d)        5/15/2027                  167
                                                                                                           --------
                                                                                                                661
                                                                                                           --------
              REINSURANCE (0.0%)
         50   Platinum Underwriters Finance, Inc.                     7.50           6/01/2017                   55
                                                                                                           --------
              THRIFTS & MORTGAGE FINANCE (0.1%)
        100   Ocwen Financial Corp.(a)                                7.13           5/15/2019                   94
                                                                                                           --------
              Total Financials                                                                                5,381
                                                                                                           --------
              INDUSTRIALS (0.5%)
              ------------------
              AEROSPACE & DEFENSE (0.2%)
        350   Constellis Holdings, LLC & Constellis
                Finance Corp.(a)                                      9.75           5/15/2020                  348
        100   Moog, Inc.(a)                                           5.25          12/01/2022                  103
                                                                                                           --------
                                                                                                                451
                                                                                                           --------
              AIRLINES (0.0%)
         56   Continental Airlines, Inc. "B" Pass-Through Trust       6.25          10/11/2021                   60
                                                                                                           --------
              MARINE (0.1%)
        100   Navios Maritime Holdings, Inc.(a)                       7.38           1/15/2022                   92
                                                                                                           --------
              RAILROADS (0.1%)
        150   Florida East Coast Holdings Corp.(a)                    6.75           5/01/2019                  150
                                                                                                           --------
              TRADING COMPANIES & DISTRIBUTORS (0.0%)
         75   ILFC E-Capital Trust I(a)                               4.09(d)       12/21/2065                   73
                                                                                                           --------
              TRUCKING (0.1%)
         99   YRC Worldwide, Inc.(b)                                  8.25           2/13/2019                   97
                                                                                                           --------
              Total Industrials                                                                                 923
                                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                              COUPON                                    VALUE
(000)(K)      SECURITY                                               RATE            MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------------
              MATERIALS (0.0%)
              ---------------
              GOLD (0.0%)
   CAD  500   Allied Nevada Gold Corp.(a),(g)                         8.75%          6/01/2019             $     99
                                                                                                           --------
              TELECOMMUNICATION SERVICES (0.1%)
              --------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
        100   GCI, Inc.                                               6.88           4/15/2025                  103
                                                                                                           --------
              WIRELESS TELECOMMUNICATION SERVICES (0.0%)
        100   Sprint Corp.                                            7.13           6/15/2024                   97
                                                                                                           --------
              Total Telecommunication Services                                                                  200
                                                                                                           --------
              UTILITIES (1.1%)
              ----------------
              ELECTRIC UTILITIES (0.4%)
        200   NextEra Energy Capital Holdings, Inc.                   6.35          10/01/2066                  185
        174   NextEra Energy Capital Holdings, Inc.                   6.65           6/15/2067                  163
         50   NextEra Energy Capital Holdings, Inc.                   7.30           9/01/2067                   52
        300   PPL Capital Funding, Inc.                               6.70           3/30/2067                  276
        251   Texas Competitive Electric Holdings Co., LLC(b)         4.67          10/10/2017                  153
                                                                                                           --------
                                                                                                                829
                                                                                                           --------
              MULTI-UTILITIES (0.7%)
         50   Dominion Resources, Inc.                                7.50           6/30/2066                   51
        150   Dominion Resources, Inc.                                2.57(d)        9/30/2066                  139
        300   Integrys Energy Group, Inc.                             6.11          12/01/2066                  285
        500   Puget Sound Energy, Inc.                                6.97           6/01/2067                  476
        500   Wisconsin Energy Corp.                                  6.25           5/15/2067                  484
                                                                                                           --------
                                                                                                              1,435
                                                                                                           --------
              Total Utilities                                                                                 2,264
                                                                                                           --------
              Total Corporate Obligations (cost: $11,934)                                                    11,560
                                                                                                           --------

              EURODOLLAR AND YANKEE OBLIGATIONS (2.1%)

              ENERGY (0.2%)
              -------------
              OIL & GAS STORAGE & TRANSPORTATION (0.2%)
        400   TransCanada Pipelines Ltd.                              6.35           5/15/2067                  382
                                                                                                           --------
              FINANCIALS (0.8%)
              -----------------
              DIVERSIFIED BANKS (0.3%)
        100   Barclays Bank plc                                       0.63(d)                -(f)                63
        100   Barclays Bank plc                                       0.69(d)                -(f)                64
         50   Barclays Bank plc(a)                                    7.70                   -(f)                56
        100   HSBC Bank plc                                           0.60(d)                -(f)                63

================================================================================

22  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                              COUPON                                    VALUE
(000)         SECURITY                                               RATE            MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------------
  $     300   HSBC Bank plc                                           0.69%(d)               -(f)          $    191
        400   Lloyds Bank plc                                         0.60(d)                -(f)               254
                                                                                                           --------
                                                                                                                691
                                                                                                           --------
              LIFE & HEALTH INSURANCE (0.2%)
        370   Great-West Life & Annuity Insurance Capital, LP(a)      7.15           5/16/2046                  375
                                                                                                           --------
              MULTI-LINE INSURANCE (0.1%)
        150   ZFS Finance USA Trust V(a)                              6.50           5/09/2067                  160
                                                                                                           --------
              PROPERTY & CASUALTY INSURANCE (0.1%)
        200   QBE Capital Funding III Ltd.(a)                         7.25           5/24/2041                  225
                                                                                                           --------
              REINSURANCE (0.1%)
        100   Swiss Re Capital I, LP(a)                               6.85                   -(f)               103
                                                                                                           --------
              Total Financials                                                                                1,554
                                                                                                           --------
              INDUSTRIALS (0.1%)
              ------------------
              INDUSTRIAL CONGLOMERATES (0.1%)
        150   Hutchison Whampoa International Ltd.(a)                 6.00(d)                -(f)               153
                                                                                                           --------
              MATERIALS (0.6%)
              ----------------
              COMMODITY CHEMICALS (0.1%)
        200   Braskem Finance Ltd.                                    6.45           2/03/2024                  204
                                                                                                           --------
              DIVERSIFIED METALS & MINING (0.0%)
        100   Vedanta Resources plc(a)                                6.00           1/31/2019                   94
                                                                                                           --------
              GOLD (0.5%)
        400   Kinross Gold Corp.                                      5.95           3/15/2024                  389
        300   Newcrest Finance Proprietary Ltd.(a)                    4.45          11/15/2021                  302
        300   St. Barbara Ltd.(a)                                     8.88           4/15/2018                  282
                                                                                                           --------
                                                                                                                973
                                                                                                           --------
              Total Materials                                                                                 1,271
                                                                                                           --------
              UTILITIES (0.4%)
              ----------------
              ELECTRIC UTILITIES (0.4%)
        200   EDP Finance B.V.(a)                                     4.13        1/15/2020                     206
        250   Electricite De France S.A.(a)                           5.25                -(f)                  261
        300   Enel S.p.A.(a)                                          8.75        9/24/2073                     359
                                                                                                           --------
                                                                                                                826
                                                                                                           --------
              Total Utilities                                                                                   826
                                                                                                           --------
              Total Eurodollar and Yankee Obligations (cost: $4,020)                                          4,186
                                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                              COUPON                                    VALUE
(000)         SECURITY                                               RATE            MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------------
              FOREIGN GOVERNMENT OBLIGATIONS (0.1%)

              GOVERNMENT (0.1%)
 $      200   Italy Government International Bond                     5.38%          6/15/2033             $    234
                                                                                                           --------
              Total Foreign Government Obligations (cost: $245)                                                 234
                                                                                                           --------

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)

              FINANCIALS (0.2%)
              ----------------
         93   Sequoia Mortgage Trust                                  1.08(d)        9/20/2033                   82
        270   Structured Asset Mortgage Investments, Inc.             0.69(d)        7/19/2035                  245
         84   Wells Fargo Mortgage Backed Securities Trust            2.67(d)        4/25/2035                   81
                                                                                                           --------
              Total Financials                                                                                  408
                                                                                                           --------
              Total Collateralized Mortgage Obligations (cost: $411)                                            408
                                                                                                           --------

              COMMERCIAL MORTGAGE SECURITIES (2.1%)

              FINANCIALS (2.1%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (2.1%)
        100   Banc of America Commercial Mortgage, Inc.               5.84           7/10/2044                  103
        100   Banc of America Commercial Mortgage, Inc.               5.42          10/10/2045                  104
         87   Banc of America Commercial Mortgage, Inc.(a)            5.94           9/10/2047                   87
        200   Banc of America Commercial Mortgage, Inc.               6.26           2/10/2051                  214
         50   Bear Stearns Commercial Mortgage Securities, Inc.       5.43          12/11/2040                   50
        100   Bear Stearns Commercial Mortgage Securities, Inc.       4.75           6/11/2041                  100
        200   Bear Stearns Commercial Mortgage Securities, Inc.(a)    5.66           9/11/2041                  197
         50   Bear Stearns Commercial Mortgage Securities, Inc.       5.60          10/12/2041                   51
        200   CD Commercial Mortgage Trust                            5.69          10/15/2048                  192
         50   Citigroup Commercial Mortgage Trust                     5.78           3/15/2049                   52
        100   Citigroup Commercial Mortgage Trust                     6.14          12/10/2049                  100
        350   Commercial Mortgage Trust                               5.38          12/10/2046                  356
        350   Credit Suisse Commercial Mortgage
                 Pass-Through Trust                                   0.38           2/15/2040                  310
        250   GE Capital Commercial Mortgage Corp.                    5.27           3/10/2044                  252
        300   GE Capital Commercial Mortgage Corp.                    5.32          11/10/2045                  301
        250   GE Capital Commercial Mortgage Corp.                    5.61          12/10/2049                  262
         54   GMAC Commercial Mortgage Securities, Inc.               4.97          12/10/2041                   56
        300   GS Mortgage Securities Corp. II                         5.52           4/10/2038                  306
        250   J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                     5.91           4/15/2045                  250
        100   J.P. Morgan Chase Commercial Mortgage
                 Securities Trust                                     5.37           5/15/2047                  104
         50   LB-UBS Commercial Mortgage Trust                        5.28           2/15/2041                   51
        200   Merrill Lynch Mortgage Trust                            5.84           6/12/2050                  209

================================================================================

24  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                              COUPON                                    VALUE
(000)         SECURITY                                               RATE            MATURITY                 (000)
-------------------------------------------------------------------------------------------------------------------
 $      150   Morgan Stanley Capital I Trust                          5.19%         11/14/2042             $    151
        100   Morgan Stanley Capital I Trust                          5.50           3/12/2044                  100
        200   Wachovia Bank Commercial Mortgage Trust                 5.71           5/15/2043                  206
        100   Wachovia Bank Commercial Mortgage Trust(a)              4.99           5/15/2044                  100
                                                                                                           --------
                                                                                                              4,264
                                                                                                           --------
              Total Financials                                                                                4,264
                                                                                                           --------
              Total Commercial Mortgage Securities (cost: $4,200)                                             4,264
                                                                                                           --------

              U.S. TREASURY SECURITIES (4.0%)
              BONDS (2.6%)
      1,530   2.91%, 8/15/2044 (STRIPS Principal)(h)                                                            644
      2,250   3.13%, 8/15/2044                                                                                2,368
      1,200   3.00%, 11/15/2044(i)                                                                            1,234
        300   2.50%, 2/15/2045                                                                                  278
        750   3.00%, 5/15/2045                                                                                  773
                                                                                                           --------
                                                                                                              5,297
                                                                                                           --------
              NOTES (1.4%)
        401   1.75%, 5/15/2022                                                                                  399
        345   1.63%, 8/15/2022                                                                                  339
        230   1.63%, 11/15/2022                                                                                 226
        245   2.00%, 2/15/2023                                                                                  247
        300   2.75%, 11/15/2023                                                                                 318
        600   2.50%, 5/15/2024                                                                                  622
        250   2.38%, 8/15/2024                                                                                  257
        200   2.25%, 11/15/2024                                                                                 203
        100   2.00%, 2/15/2025                                                                                   99
                                                                                                           --------
                                                                                                              2,710
                                                                                                           --------
              Total U.S. Treasury Securities (cost: $7,871)                                                   8,007
                                                                                                           --------
              Total Bonds (cost: $28,681)                                                                    28,659
                                                                                                           --------

-------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (5.2%)
              MONEY MARKET FUNDS (5.2%)
 10,561,568   State Street Institutional Liquid Reserves Fund Premier Class,
                 0.10%(j) (cost: $10,562)                                                                    10,562
                                                                                                           --------
              TOTAL INVESTMENTS (COST: $186,119)                                                            202,193
                                                                                                           ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------------
                                                                                                             MARKET
NUMBER OF                                                                                                     VALUE
CONTRACTS     SECURITY                                                                                        (000)
-------------------------------------------------------------------------------------------------------------------
              PURCHASED OPTIONS (0.1%)
         28   Put - S&P 500 Index expiring January 15, 2016 at 1900                                        $    130
         28   Put - S&P 500 Index expiring June 30, 2015 at 1800                                                  3
                                                                                                           --------
              TOTAL PURCHASED OPTIONS (COST: $239)                                                              133
                                                                                                           ========
              WRITTEN OPTIONS (0.0%)
       (28)   Put - S&P 500 Index expiring January 15, 2016 at 1700                                             (58)
       (28)   Put - S&P 500 Index expiring June 30, 2015 at 1,600                                                (1)
                                                                                                           --------
              TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $108)                                              $    (59)
                                                                                                           ========

-------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                               VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------------
                                             (LEVEL 1)             (LEVEL 2)              (LEVEL 3)
                                         QUOTED PRICES     OTHER SIGNIFICANT            SIGNIFICANT
                                     IN ACTIVE MARKETS            OBSERVABLE           UNOBSERVABLE
ASSETS                            FOR IDENTICAL ASSETS                INPUTS                 INPUTS           TOTAL
-------------------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                               $ 58,902               $     -                   $  -       $  58,902
  Preferred Stocks                                   -                 2,172                      -           2,172
  Exchange-Traded Funds                         30,115                     -                      -          30,115
International Equity Securities:
  Common Stocks                                  4,470                     -                      -           4,470
  Exchange-Traded Funds                         63,370                     -                      -          63,370
Precious Metals and
  Commodity-Related Securities:
  Exchange-Traded Funds                          3,943                     -                      -           3,943
Bonds:
  Corporate Obligations                              -                11,434                    126          11,560
  Eurodollar and Yankee Obligations                  -                 4,186                      -           4,186
  Foreign Government Obligations                     -                   234                      -             234
  Collateralized Mortgage Obligations                -                   408                      -             408
  Commercial Mortgage Securities                     -                 4,264                      -           4,264
  U.S. Treasury Securities                       7,363                   644                      -           8,007
Money Market Instruments:
  Money Market Funds                            10,562                     -                      -          10,562
Purchased Options                                  133                     -                      -             133
-------------------------------------------------------------------------------------------------------------------
Total                                         $178,858               $23,342                   $126        $202,326
-------------------------------------------------------------------------------------------------------------------

================================================================================

26  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

                                             (LEVEL 1)             (LEVEL 2)              (LEVEL 3)
                                         QUOTED PRICES     OTHER SIGNIFICANT            SIGNIFICANT
                                     IN ACTIVE MARKETS            OBSERVABLE           UNOBSERVABLE
LIABILITIES                  FOR IDENTICAL LIABILITIES                INPUTS                 INPUTS           TOTAL
-------------------------------------------------------------------------------------------------------------------
Written Options                                  $(59)                    $-                     $-            $(59)
-------------------------------------------------------------------------------------------------------------------
Total                                            $(59)                    $-                     $-            $(59)
-------------------------------------------------------------------------------------------------------------------

                                                                                                          CORPORATE
                                                                                                        OBLIGATIONS
-------------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2014                                                                                     $156
Purchases                                                                                                         -
Sales                                                                                                             -
Transfers into Level 3                                                                                            -
Transfers out of Level 3                                                                                          -
Net realized gain (loss) on investments                                                                           -
Change in net unrealized appreciation/depreciation of investments                                               (30)
-------------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2015                                                                                     $126
-------------------------------------------------------------------------------------------------------------------

For the period of June 1, 2014, through May 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2015

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 35.6% of net assets at May 31, 2015.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represent the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially

================================================================================

28  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT   Real estate investment trust

    STRIPS Separate trading of registered interest and principal of securities

o   SPECIFIC NOTES

    (a)  Restricted security that is not registered under the Securities
         Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

         Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2015. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (c) At May 31, 2015, the aggregate market value of securities purchased on a delayed-delivery basis was $759,000 of which $213,000 were sold prior to period end.

    (d) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2015.

    (e) Security was fair valued at May 31, 2015, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $126,000, which represents 0.1% of the Fund's net assets.

    (f) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (g) At May 31, 2015, the issuer was in default with respect to interest and/or principal payments.

    (h) Zero-coupon security. Rate represents the effective yield at the date of purchase.

================================================================================

30  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    (i) At May 31, 2015, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (j) Rate represents the money market fund annualized seven-day yield at May 31, 2015.

    (k)  In U.S. dollars unless otherwise noted.

    *    Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $186,119)                      $202,193
   Purchased options, at market value (cost of $239)                                       133
   Cash                                                                                      2
   Receivables:
      Capital shares sold                                                                  346
      USAA Asset Management Company (Note 5C)                                               81
      Dividends and interest                                                               352
      Securities sold                                                                      872
                                                                                      --------
         Total assets                                                                  203,979
                                                                                      --------
LIABILITIES
   Payables:
      Securities purchased                                                               1,215
      Capital shares redeemed                                                              167
   Written options, at market value (premiums received of $108)                             59
   Accrued management fees                                                                 128
   Accrued transfer agent's fees                                                            20
   Other accrued expenses and payables                                                      63
                                                                                      --------
         Total liabilities                                                               1,652
                                                                                      --------
            Net assets applicable to capital shares outstanding                       $202,327
                                                                                      ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                    $186,349
   Accumulated undistributed net investment income                                         321
   Accumulated net realized loss on investments and options                               (360)
   Net unrealized appreciation of investments and options                               16,017
                                                                                      --------
            Net assets applicable to capital shares outstanding                       $202,327
                                                                                      ========
   Capital shares outstanding, unlimited number of shares
         authorized, no par value                                                       16,384
                                                                                      ========
   Net asset value, redemption price, and offering price per share                    $  12.35
                                                                                      ========

See accompanying notes to financial statements.

================================================================================

32  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $9)                                    $  2,961
   Interest                                                                              1,249
                                                                                      --------
            Total income                                                                 4,210
                                                                                      --------
EXPENSES
   Management fees                                                                       1,301
   Administration and servicing fees                                                       260
   Transfer agent's fees                                                                   624
   Custody and accounting fees                                                             136
   Postage                                                                                  30
   Shareholder reporting fees                                                               24
   Trustees' fees                                                                           25
   Registration fees                                                                        30
   Professional fees                                                                        85
   Other                                                                                     8
                                                                                      --------
         Total expenses                                                                  2,523
   Expenses reimbursed                                                                    (613)
                                                                                      --------
         Net expenses                                                                    1,910
                                                                                      --------
NET INVESTMENT INCOME                                                                    2,300
                                                                                      --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND OPTIONS
   Net realized gain (loss) on:
      Investments:
         Unaffiliated transactions                                                       2,932
         Affiliated transactions (Note 7)                                                    3
      Long-term capital gain distributions from
         other investment companies                                                         46
      Options                                                                             (349)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                                        1,359
      Options                                                                              307
                                                                                      --------
         Net realized and unrealized gain                                                4,298
                                                                                      --------
   Increase in net assets resulting from operations                                   $  6,598
                                                                                      ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                           2015           2014
----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                               $  2,300       $  1,670
   Net realized gain on investments                                       2,935          2,883
   Net realized loss on options                                            (349)        (1,021)
   Net realized gain on capital gain distributions from
      affiliated underlying funds                                            46              -
   Change in net unrealized appreciation/depreciation of:
      Investments                                                         1,359          9,819
      Options                                                               307           (514)
                                                                       -----------------------
      Increase in net assets resulting from operations                    6,598         12,837
                                                                       -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 (2,386)        (1,394)
   Net realized gains                                                    (4,286)          (428)
                                                                       -----------------------
      Distributions to shareholders                                      (6,672)        (1,822)
                                                                       -----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                             92,674         80,934
   Reinvested dividends                                                   5,709          1,343
   Cost of shares redeemed                                              (46,340)       (26,519)
                                                                       -----------------------
      Increase in net assets from capital share transactions             52,043         55,758
                                                                       -----------------------
   Net increase in net assets                                            51,969         66,773

NET ASSETS
   Beginning of year                                                    150,358         83,585
                                                                       -----------------------
   End of year                                                         $202,327       $150,358
                                                                       =======================
Accumulated undistributed net investment income:
   End of year                                                         $    321       $    444
                                                                       =======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                            7,556          6,865
   Shares issued for dividends reinvested                                   473            112
   Shares redeemed                                                       (3,772)        (2,250)
                                                                       -----------------------
      Increase in shares outstanding                                      4,257          4,727
                                                                       =======================

See accompanying notes to financial statements.

================================================================================

34  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Cornerstone Aggressive Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation over the long term. The Fund also considers the potential for current income.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition,

================================================================================

36  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

        the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    8. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    9. Forward currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service.

    10. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

38  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include preferred stocks, which are valued based on methods discussed in
    Note 1A2, and certain bonds, which are valued based on methods discussed in
    Note 1A5.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of securities falling in the Level 3 category are primarily supported by quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and or a lack of corroboration to support the quoted prices.

    Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at May 31, 2015, did not include master netting provisions.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option,

================================================================================

40  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2015*
    (IN THOUSANDS)

                                      ASSET DERIVATIVES              LIABILITY DERIVATIVES
-----------------------------------------------------------------------------------------------
                                 STATEMENT OF                     STATEMENT OF
DERIVATIVES NOT ACCOUNTED        ASSETS AND                       ASSETS AND
FOR AS HEDGING                   LIABILITIES                      LIABILITIES
INSTRUMENTS                      LOCATION          FAIR VALUE     LOCATION            FAIR VALUE
-----------------------------------------------------------------------------------------------
Equity contracts                 Purchased            $133        Written options        $59
                                 options; Net
                                 unrealized
                                 appreciation
                                 of investments
                                 and options
-----------------------------------------------------------------------------------------------

* For open derivative instruments as of May 31, 2015, see the Portfolio of Investments, which also is indicative of activity for the year ended
  May 31, 2015.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

     THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2015
     (IN THOUSANDS)

DERIVATIVES                                                      CHANGE IN
NOT ACCOUNTED       STATEMENT OF                                 UNREALIZED
FOR AS HEDGING      OPERATIONS                REALIZED LOSS      APPRECIATION ON
INSTRUMENTS         LOCATION                  ON DERIVATIVES     DERIVATIVES
--------------------------------------------------------------------------------
Equity contracts    Net realized loss on          $(349)             $307
                    options / Change in
                    net unrealized
                    appreciation/depreciation
                    of options
--------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars,

================================================================================

42  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of May 31, 2015, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $715,000; of which $203,000 were sold prior to period end.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended
    May 31, 2015, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund

================================================================================

44  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended May 31, 2015, the Fund paid CAPCO facility fees of $1,000, which represents 0.2% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, defaulted bond, non-REIT return of capital dividend, grantor trusts expense, and hybrid interest accrual adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $37,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2015, and 2014, was as follows:

                                                      2015             2014
                                                  ----------------------------
Ordinary income*                                  $4,498,000        $1,822,000
Long-term realized capital gain                    2,174,000                 0
                                                  ----------        ----------
  Total distributions paid                        $6,672,000        $1,822,000
                                                  ==========        ==========

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

As of May 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                           343,000
Undistributed long-term capital gains                                    146,000
Unrealized appreciation of investments                                15,492,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, non-REIT return of capital dividend, grantor trusts expense, and hybrid interest accrual adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended May 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2015, were $120,541,000 and $74,971,000, respectively.

As of May 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $186,636,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2015, for federal income tax purposes, were $17,870,000 and $2,180,000, respectively, resulting in net unrealized appreciation of $15,690,000.

================================================================================

46  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

For the year ended May 31, 2015, transactions in written call and put options* were as follows:

                                                                       PREMIUMS
                                                     NUMBER OF         RECEIVED
                                                     CONTRACTS          (000's)
                                                     --------------------------
Outstanding at May 31, 2014                             999             $ 121
Options written                                         186               119
Options expired                                      (1,129)             (132)
                                                     --------------------------
Outstanding at May 31, 2015                              56             $ 108
                                                     ==========================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2015, there were no subadvisers.

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets. For the year ended May 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $1,301,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2015, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $260,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2015, the Fund reimbursed the Manager $5,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through October 1, 2015, to limit the total annual operating expenses of the Fund to 1.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2015, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2015, the Fund incurred reimbursable expenses of $613,000, of which $81,000 was receivable from the Manager.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out of pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2015, the Fund incurred transfer agent's fees, paid or payable to SAS, of $624,000. Additionally, the Fund recorded a capital contribution from SAS of less than $500 at May 31, 2015, for adjustments related to corrections to certain shareholder transactions.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

48  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2015, USAA and its affiliates owned 1,869,000 shares, which represents 11.4% of the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2015, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                    NET REALIZED
                                                         COST TO      GAIN TO
      SELLER                         PURCHASER          PURCHASER      SELLER
--------------------------------------------------------------------------------
USAA Cornerstone              USAA Cornerstone
 Aggressive Fund               Moderately Conservative
                               Fund                      $ 52,000     $ 3,000
USAA Cornerstone              USAA Cornerstone
 Moderately Aggressive Fund    Aggressive Fund            644,000      32,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                           PERIOD ENDED
                                                       YEAR ENDED MAY 31,                    MAY 31,
                                                   ----------------------------------------------------
                                                       2015              2014                2013***
                                                   ----------------------------------------------------
Net asset value at beginning of period             $  12.40          $  11.30                $ 10.00
                                                   -------------------------------------------------
Income from investment operations:
 Net investment income                                  .15               .16                    .16(a)
 Net realized and unrealized gain                       .29              1.13                   1.43(a)
                                                   -------------------------------------------------
Total from investment operations                        .44              1.29                   1.59(a)
                                                   -------------------------------------------------
Less distributions from:
 Net investment income                                 (.17)             (.14)                  (.12)
 Realized capital gains                                (.32)             (.05)                  (.17)
                                                   -------------------------------------------------
Total distributions                                    (.49)             (.19)                  (.29)
                                                   -------------------------------------------------
Net asset value at end of period                   $  12.35          $  12.40                $ 11.30
                                                   =================================================
Total return (%)*                                      3.65             11.48                  16.05
Net assets at end of period (000)                  $202,327          $150,358                $83,585
Ratios to average net assets:**
 Expenses (%)(b)                                       1.10              1.10                   1.10(c)
 Expenses, excluding reimbursements (%)(b)             1.45              1.47                   1.65(c)
 Net investment income (%)                             1.32              1.48                   1.46(c)
Portfolio turnover (%)                                   46                46                     74

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended May 31, 2015, average net assets were $173,659,000.

*** Fund commenced operations on June 8, 2012.

(a) Calculated using average shares.

(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                                          -              (.00%)(+)              (.00%)(+)

    (+) Represents less than 0.01% of average net assets.

(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

50  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2014, through May 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  51

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                           EXPENSES PAID
                                  BEGINNING              ENDING            DURING PERIOD*
                                ACCOUNT VALUE         ACCOUNT VALUE      DECEMBER 1, 2014 -
                               DECEMBER 1, 2014        MAY 31, 2015         MAY 31, 2015
                               ------------------------------------------------------------
Actual                             $1,000.00            $1,027.40               $5.56

Hypothetical
 (5% return before expenses)        1,000.00             1,019.45                5.54

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 2.74% for the six-month period of December 1, 2014, through May 31, 2015.

================================================================================

52  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2015

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including

================================================================================

54  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classifications, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services as well as any fee waivers or reimbursements - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

management fee. The Board also took into account the Manager's undertaking to maintain expense limitations for the Fund. The Board also took into account management's discussion of the Fund's expenses.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-year period ended December 31, 2014. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2014. The Board took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide

================================================================================

56  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST

--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call
(800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

58  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------
ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over one year of experience as a Board Member of the USAA family of funds.
Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

60  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2)  Member of Executive Committee.
  (3)  Member of Audit and Compliance Committee.
  (4)  Member of Product Management and Distribution Committee.
  (5)  Member of Corporate Governance Committee.
  (6)  Member of Investments Committee.
  (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (8) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (9) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
  (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

62  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13).
Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

64  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance,
USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

 (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1700
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                               PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA        We know what it means to serve.(R)             10%

   =============================================================================
   97448-0715                                (C)2015, USAA. All rights reserved.

 [LOGO OF USAA]
   USAA(R)

                                 [GRAPHIC OF USAA CORNERSTONE CONSERVATIVE FUND]

 ==============================================================

       ANNUAL REPORT
       USAA CORNERSTONE CONSERVATIVE FUND
       MAY 31, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE STRENGTH OF THE STOCK AND BOND
MARKETS DURING THE REPORTING PERIOD GAVE            [PHOTO OF BROOKS ENGLEHARDT]
INVESTORS THE OPPORTUNITY TO FORTIFY THEIR
FINANCIAL FOUNDATION."

--------------------------------------------------------------------------------

JULY 2015

Global monetary policy was a key theme during the one-year reporting period ended May 31, 2015, with divergence among central banks driving the performance of the global financial markets. In the first half of the reporting period, the United States was the place to be as stocks posted strong gains on the back of the Federal Reserve's (the Fed) Quantitative Easing (QE) program and ongoing commitment to low interest rates. Market leadership changed in the second half of the reporting period after the Fed concluded its QE asset purchases and stated that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies as global central banks took a different approach than the Fed by, continuing to take aggressive steps, such as - cutting interest rates and boosting stimulus measures to shore up their sagging economies. The Bank of Japan expanded its existing QE program, while the European Central Bank launched its own. By the end of the reporting period, the stimulus measures appeared to be having their desired effect. Japan's economy, though still fragile, rebounded from recession. In Europe, evidence of a modest economic recovery emerged.

The divergence in global monetary policy approaches also had a major impact on currencies. The U.S. dollar strengthened during the reporting period, appreciating significantly compared to most other global currencies. This appears likely to benefit American consumers, who will experience increased buying power when traveling overseas or buying imported goods. However, the strength of the U.S. dollar made it more difficult for American companies to compete overseas. At the same time, inflation pressures eased, with the drop in energy prices as a prime example. Oil and natural gas prices fell sharply during the reporting period, while the prices of copper and agricultural commodities also declined. Gold prices declined, but held up relatively well in comparison to such other commodities.

================================================================================

================================================================================

In the bond markets, interest rates fell, especially on the long end of the yield curve. As a result, longer maturity bonds, such as 30-year U.S. Treasury securities, recorded the highest bond market returns of the reporting period overall. Although short-term interest rates edged up during the first half of the reporting period in anticipation of a Fed interest rate increase, they fell back after the Fed - in response to weaker U.S. economic data - said it would continue monitoring conditions before determining when it might be appropriate to raise the federal funds rate. At USAA Investments, we believe the Fed wants to return to a more normal interest rate environment, but we continue to hold to our long-held view that the timing and pace of interest rate increases will be data dependent and slower than many market participants currently expect. In addition, we believe that any potential increase will not be, in itself, a harbinger of more dramatic action. (It is important to note that as the reporting period ended, volatility in the global fixed-income markets increased, starting in Europe where Greece and its debt problems once again took center stage.)

The strength of the stock and bond markets during the reporting period gave investors the opportunity to fortify their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security - and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next.

On behalf of all of us at USAA Investments, thank you for allowing us to serve your investment needs. We will continue providing you with our best advice, superior service, and a wide variety of investment options.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Distributions to Shareholders                                              9

    Report of Independent Registered
      Public Accounting Firm                                                  10

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         13

    Financial Statements                                                      14

    Notes to Financial Statements                                             17

EXPENSE EXAMPLE                                                               27

ADVISORY AGREEMENT(S)                                                         29

TRUSTEES' AND OFFICERS' INFORMATION                                           34

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

207232-0715

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE CONSERVATIVE FUND (THE FUND) SEEKS CURRENT INCOME. THE FUND ALSO CONSIDERS THE POTENTIAL FOR CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in a selection of USAA mutual funds (underlying USAA Funds) consisting of a target asset class allocation of approximately 20% equity securities and 80% fixed-income securities. This is often referred to as a fund-of-funds investment strategy. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The Fund may invest in investment-grade and below-investment-grade securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF JOHN P. TOOHEY]                           [PHOTO OF WASIF A. LATIF]
 JOHN P. TOOHEY, CFA                                 WASIF A. LATIF
 USAA Asset                                          USAA Asset
 Management Company                                  Management Company

--------------------------------------------------------------------------------

o  HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

   The past year brought a wide dispersion of returns among the various asset classes within the global financial markets. U.S. equities led the way with healthy, double-digit gains, as investors were encouraged by improving economic growth and the likelihood that the Federal Reserve will maintain a "lower for longer" interest-rate policy. While U.S. equities finished in positive territory, international stocks generally closed the reporting period with negative returns. This shortfall was partially due to slower-than-expected growth in the major economies in both the developed and emerging markets during 2014. Growth data began to exceed expectations with the onset of the new year, which boosted performance for international equities in the latter half of the reporting period. For U.S. investors, however, a large portion of the resulting gains were offset by the declining value of foreign currencies relative to the U.S. dollar. The strength of the dollar also contributed to weakness in the price of gold, which led to significant underperformance for gold-mining stocks.

   The bond market performed well during the reporting period, as the low yields available in the developed international markets helped make yields in the United States very attractive on a relative basis. The resulting demand led to rising prices (and falling yields) for U.S. Treasury securities, as well as other rate-sensitive market segments such as investment-grade corporate bonds. The high-yield bond market, which was supported by

================================================================================

2  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

   favorable credit conditions and investors' healthy appetite for risk, also delivered a positive return. Still, the high-yield bond market generally lagged the investment-grade bond market due to the impact the fourth-quarter sell-off in oil prices had on the many energy issuers within the asset class.

o HOW DID THE USAA CORNERSTONE CONSERVATIVE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   For the reporting period ended May 31, 2015, the Fund had a total return of 2.37%. This compares to returns of 3.03% for the Barclays U.S. Aggregate Bond Index, and 5.08% for the MSCI All Country World Index.

   USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o  PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

   While the Fund underperformed its peer group during the reporting period, it's important to keep in mind that our goal is to provide strong risk-adjusted returns over the longer term. At the same time, we don't attempt to chase performance in "hot" asset classes for the sake of short-term results. For instance, U.S. equities outperformed during the reporting period, meaning that investors would have benefited from holding a portfolio that was 100% invested in domestic stocks. However, the U.S. equity market also features high valuations relative to both the developed and emerging international markets - indicating that a diversified, global approach is warranted from a longer-term standpoint. With this as background, we believe the Fund will be better served by our continued emphasis on diversification and investing in market segments where we see the most attractive valuations.

   Refer to page 7 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

   Consistent with our goal of income and capital preservation, the majority of the portfolio is invested in three investment-grade bond funds: USAA Income Fund, USAA Intermediate-Term Bond Fund, and USAA Short-Term Bond Fund. The Fund's fixed-income allocation finished with a positive 12-month return and provided stability to the overall portfolio. The Fund's position in high-yield bonds also delivered a positive return, but the underperformance of a handful of holdings in the energy sector caused our underlying investment, USAA High Income Fund, to finish behind the broader asset class.

   Within its equity portfolio, the Fund held an underweight in domestic large-cap stocks due to their expensive valuations and the declining estimates for 2015 earnings and revenue growth. The Fund also maintained an underweight position in small-cap stocks based on their high valuations and the fact that small-cap stocks tend to underperform large-cap stocks later in the economic cycle. In its international equity portfolio, the Fund was overweight in developed markets due to their attractive relative valuations, their superior earnings outlook relative to the United States, and the aggressive stimulus being enacted by foreign central banks. The Fund maintained an allocation to the emerging markets on the belief that emerging market equities featured a higher expected return relative to other asset classes. The Fund also retained an allocation to real assets to augment diversification and gain a measure of protection against unexpected inflation.

   This positioning detracted from relative performance during the reporting period. While the Fund benefited from the strong performance of its allocation to U.S. equities, its sizeable position in non-U.S. stocks pressured returns. It should be noted, however, that international equities performed well during the second half of the reporting period. We believe this helps illustrate the importance of maintaining allocations to undervalued asset classes even if they are experiencing short-term underperformance.

   The Fund's allocation to precious metals and related equities, through the USAA Precious Metals and Minerals Fund, detracted from performance. Still, we continue to believe this allocation provides both longer-term diversification and a hedge against the possibility of inflation. Further, we

================================================================================

4  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

   believe the attractive valuation of mining stocks warrants a continued allocation to this market segment.

   Although the domestic equity and fixed-income markets have both produced robust performance in recent years, investors need to take care not to extrapolate these gains too far into the future. U.S. stock market valuations are currently above the historical norms, particularly in the small-cap space, may suggest a lower-return environment in the years to come. At the same time, investment-grade bond yields are so low that the potential for additional price appreciation appears relatively limited.

   With this as the backdrop, we believe our approach of diversifying across multiple asset classes and geographic regions can add meaningful value for our investors. We continue to use fundamentals and valuations as the basis for determining optimal portfolio asset allocations, and we seek to construct the Fund's portfolio to capitalize on a wide range of potential outcomes regarding global growth, central bank policy, and inflation. We believe this approach - rather than one that seeks to ride momentum in outperforming asset classes - is appropriate for an environment likely to be characterized by higher volatility and lower expected returns.

   Thank you for allowing us to help you manage your investments.

   As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Asset allocation funds may be invested in:
   (1) exchange-traded funds; (2) futures, options, and other derivatives;
   (3) non-investment grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments; and (7) foreign and emerging markets. The assets of the Fund will be invested in other USAA funds and will indirectly bear expenses and reflect the risks of the underlying funds in which it invests. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o The USAA Precious Metals and Minerals Fund is subject to additional risks, such as currency fluctuation, market illiquidity, political instability and increased price volatility. It may be more volatile than a fund that diversifies across many industries and companies. o Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities.
   o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE CONSERVATIVE FUND (THE FUND)
(Ticker Symbol: USCCX)

--------------------------------------------------------------------------------

                                   5/31/15                     5/31/14
--------------------------------------------------------------------------------
Net Assets                      $145.6 Million             $109.0 Million
Net Asset Value Per Share          $10.68                     $10.77

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15
--------------------------------------------------------------------------------

    1 YEAR                                             SINCE INCEPTION 6/8/12
    2.37%                                                       5.16%

--------------------------------------------------------------------------------
                           EXPENSE RATIOS AS OF 5/31/14*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT         0.77%        AFTER REIMBURSEMENT         0.67%

                   (Includes acquired fund fees and expenses of 0.57%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2014, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2015, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2015. If the total annual operating expense ratio of the Fund is lower than 0.10%, the Fund will operate at the lower expense ratio. These estimated expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                MSCI ALL-COUNTRY       USAA CORNERSTONE       BARCLAYS U.S. AGGREGATE
                  WORLD INDEX          CONSERVATIVE FUND            BOND INDEX
05/31/12          $10,000.00             $10,000.00                $10,000.00
06/30/12           10,493.89              10,095.03                 10,003.92
07/31/12           10,637.55              10,205.08                 10,141.91
08/31/12           10,868.84              10,305.13                 10,148.53
09/30/12           11,211.17              10,426.24                 10,162.50
10/31/12           11,136.45              10,476.52                 10,182.49
11/30/12           11,278.85              10,526.79                 10,198.56
12/31/12           11,534.33              10,580.01                 10,184.04
01/31/13           12,065.70              10,661.23                 10,112.81
02/28/13           12,063.82              10,712.00                 10,163.50
03/31/13           12,281.81              10,780.03                 10,171.61
04/30/13           12,635.33              10,882.02                 10,274.54
05/31/13           12,600.66              10,810.63                 10,091.22
06/30/13           12,232.36              10,587.24                  9,935.12
07/31/13           12,817.95              10,710.47                  9,948.70
08/31/13           12,550.90              10,648.85                  9,897.85
09/30/13           13,199.17              10,766.55                  9,991.55
10/31/13           13,729.68              10,921.69                 10,072.33
11/30/13           13,924.12              10,942.37                 10,034.62
12/31/13           14,164.33              10,946.98                  9,977.91
01/31/14           13,597.75              10,999.41                 10,125.34
02/28/14           14,254.63              11,146.20                 10,179.18
03/31/14           14,318.01              11,160.32                 10,161.84
04/30/14           14,454.31              11,234.09                 10,247.59
05/31/14           14,761.74              11,350.01                 10,364.26
06/30/14           15,039.67              11,426.97                 10,369.62
07/31/14           14,857.12              11,373.92                 10,343.61
08/31/14           15,185.29              11,501.24                 10,457.80
09/30/14           14,693.04              11,362.82                 10,386.79
10/31/14           14,796.48              11,426.89                 10,488.88
11/30/14           15,043.98              11,490.97                 10,563.30
12/31/14           14,753.68              11,424.05                 10,573.20
01/31/15           14,523.01              11,521.50                 10,794.89
02/28/15           15,331.53              11,586.47                 10,693.41
03/31/15           15,093.98              11,575.95                 10,743.05
04/30/15           15,531.92              11,630.35                 10,704.50
05/31/15           15,511.65              11,619.46                 10,678.72

                                   [END CHART]

                         Data from 5/31/12 to 5/31/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Conservative Fund to the following benchmarks:

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI All-Country World Index and the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, May 31, 2012, while the inception date for the Cornerstone Conservative Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

================================================================================
                                                        INVESTMENT OVERVIEW |  7

================================================================================

                         o ASSET ALLOCATION - 5/31/15 o

INVESTMENT                                                            ALLOCATION
--------------------------------------------------------------------------------
USAA FUND:
Aggressive Growth .....................................................     1.1%
Emerging Markets  .....................................................     2.0%
Growth  ...............................................................     1.2%
Income Stock ..........................................................     1.9%
International .........................................................     3.8%
Precious Metals and Minerals ..........................................     1.0%
S&P 500 Index .........................................................     1.1%
Small Cap Stock .......................................................     1.4%
Value .................................................................     1.1%
    Total Equity & Alternative ........................................    14.6%
High Income ...........................................................     6.0%
Income ................................................................    32.3%
Intermediate-Term Bond ................................................    22.8%
Short-Term Bond .......................................................    22.5%
    Total Fixed-Income ................................................    83.6%

CASH:
Money Market Instruments ..............................................     1.8%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

8  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2015:

 DIVIDEND RECEIVED        LONG-TERM
DEDUCTION (CORPORATE     CAPITAL GAIN        FOREIGN TAXES    FOREIGN SOURCE     QUALIFIED INTEREST
  SHAREHOLDERS)(1)      DISTRIBUTIONS(2)        PAID(3)           INCOME              INCOME
---------------------------------------------------------------------------------------------------
      4.18%                 $270,000            $13,000           $124,000            $2,000
---------------------------------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)Pursuant to Section 852 of the Internal Revenue Code.
(3)The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2015, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE CONSERVATIVE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Conservative Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of
May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Conservative Fund at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 20, 2015

================================================================================

10  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2015

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES   SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            EQUITY & ALTERNATIVE MUTUAL FUNDS (14.6%)
   40,007   USAA Aggressive Growth Fund                                                    $  1,666
  177,830   USAA Emerging Markets Fund                                                        2,920
   67,259   USAA Growth Fund                                                                  1,707
  148,847   USAA Income Stock Fund                                                            2,710
  179,358   USAA International Fund                                                           5,528
  115,170   USAA Precious Metals and Minerals Fund                                            1,418
   55,905   USAA S&P 500 Index Fund                                                           1,688
  110,068   USAA Small Cap Stock Fund                                                         2,001
   77,895   USAA Value Fund                                                                   1,626
                                                                                           --------
            Total Equity & Alternative Mutual Funds (cost: $18,959)                          21,264
                                                                                           --------

            FIXED-INCOME MUTUAL FUNDS (83.6%)
1,024,246   USAA High Income Fund                                                             8,665
3,567,287   USAA Income Fund                                                                 47,017
3,086,152   USAA Intermediate-Term Bond Fund                                                 33,238
3,565,017   USAA Short-Term Bond Fund                                                        32,763
                                                                                           --------
            Total Fixed-Income Funds (cost: $122,846)                                       121,683
                                                                                           --------

            MONEY MARKET INSTRUMENTS (1.8%)
            MONEY MARKET FUNDS (1.8%)
2,613,149   State Street Institutional Liquid Reserves Fund Premier
            Class, 0.10%(a) (cost: $2,613)                                                    2,613
                                                                                           --------
            TOTAL INVESTMENTS (COST: $144,418)                                             $145,560
                                                                                           ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

-----------------------------------------------------------------------------------------------------
($ IN 000s)                                             VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)        (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT      SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE     UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS           INPUTS        TOTAL
-----------------------------------------------------------------------------------------------------
Equity & Alternative Mutual Funds          $ 21,264                  $-               $-     $ 21,264
Fixed-Income Mutual Funds                   121,683                   -                -      121,683

Money Market Instruments:
  Money Market Funds                          2,613                   -                -        2,613
-----------------------------------------------------------------------------------------------------
Total                                      $145,560                  $-               $-     $145,560
-----------------------------------------------------------------------------------------------------

For the period of June 1, 2014, through May 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

12  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2015

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

   The underlying funds in which the Fund invests are managed by USAA Asset Management Company, an affiliate of the Fund. The Fund invests in the Reward Shares of the USAA S&P 500 Index Fund and the Institutional Shares of the other USAA mutual funds.

o  SPECIFIC NOTES

   (a) Rate represents the money market fund annualized seven-day yield at May 31, 2015.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  13

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in affiliated underlying funds, at value (cost of $141,805)                 $142,947
   Investments in other securities, at value (cost of $2,613)                                 2,613
   Receivables:
       Capital shares sold                                                                      169
       USAA Asset Management Company (Note 5C)                                                   40
       Dividends from affiliated underlying funds                                               159
                                                                                           --------
           Total assets                                                                     145,928
                                                                                           --------
LIABILITIES
   Payables:
       Securities purchased                                                                     159
       Capital shares redeemed                                                                  102
   Other accrued expenses and payables                                                           41
                                                                                           --------
           Total liabilities                                                                    302
                                                                                           --------
              Net assets applicable to capital shares outstanding                          $145,626
                                                                                           ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                         $143,297
   Accumulated undistributed net investment income                                              835
   Accumulated net realized gain on investments                                                 352
   Net unrealized appreciation of investments                                                 1,142
                                                                                           --------
              Net assets applicable to capital shares outstanding                          $145,626
                                                                                           ========
   Capital shares outstanding, unlimited number of shares authorized,
        no par value                                                                         13,637
                                                                                           ========
   Net asset value, redemption price, and offering price per share                         $  10.68
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

14  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income distributions from affiliated underlying funds                                   $ 3,955
   Interest                                                                                      1
                                                                                           -------
       Total income                                                                          3,956
                                                                                           -------
EXPENSES
   Custody and accounting fees                                                                  41
   Postage                                                                                      16
   Shareholder reporting fees                                                                   12
   Trustees' fees                                                                               25
   Registration fees                                                                            30
   Professional fees                                                                            56
   Other                                                                                         7
                                                                                           -------
       Total expenses                                                                          187
   Expenses reimbursed                                                                         (61)
                                                                                           -------
       Net expenses                                                                            126
                                                                                           -------
NET INVESTMENT INCOME                                                                        3,830
                                                                                           -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
       Sales of affiliated underlying funds                                                   (258)
       Capital gain distributions from affiliated underlying funds                             647
   Change in net unrealized appreciation/depreciation of
       affiliated underlying funds                                                          (1,219)
                                                                                           -------
           Net realized and unrealized loss                                                   (830)
                                                                                           -------
   Increase in net assets resulting from operations                                        $ 3,000
                                                                                           =======


See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

------------------------------------------------------------------------------------------
                                                                       2015           2014
------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                           $  3,830       $  2,775
   Net realized loss on sales of affiliated
       underlying funds                                                (258)           (31)
   Net realized gain on capital gain distributions from
       affiliated underlying funds                                      647            270
   Change in net unrealized appreciation/depreciation of
       affiliated underlying funds                                   (1,219)         1,579
                                                                   -----------------------
       Increase in net assets resulting from operations               3,000          4,593
                                                                   -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                             (3,657)        (2,522)
   Net realized gains                                                  (272)          (144)
                                                                   -----------------------
       Distributions to shareholders                                 (3,929)        (2,666)
                                                                   -----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                         79,472         69,688
   Reinvested dividends                                               3,821          2,481
   Cost of shares redeemed                                          (45,751)       (33,654)
                                                                   -----------------------
       Increase in net assets from capital share transactions        37,542         38,515
                                                                   -----------------------
   Net increase in net assets                                        36,613         40,442

NET ASSETS
   Beginning of year                                                109,013         68,571
                                                                   -----------------------
   End of year                                                     $145,626       $109,013
                                                                   =======================
Accumulated undistributed net investment income:
   End of year                                                     $    835       $    662
                                                                   =======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                        7,430          6,624
   Shares issued for dividends reinvested                               359            238
   Shares redeemed                                                   (4,276)        (3,204)
                                                                   -----------------------
       Increase in shares outstanding                                 3,513          3,658
                                                                   =======================

See accompanying notes to financial statements.

================================================================================

16  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Cornerstone Conservative Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek current income. The Fund also considers the potential for capital appreciation.

The Fund is a "fund of funds" in that it invests in a portfolio of underlying USAA equity and fixed-income mutual funds (underlying USAA Funds) managed by USAA Asset Management Company (the Manager), an affiliate of the Fund.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager, an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Investments in the underlying USAA Funds and other open-end investment companies, other than exchange-traded funds (ETFs) are valued at their net asset value (NAV) at the end of each business day.

    2. The underlying USAA Funds have specific valuation procedures. Securities held by an underlying USAA Fund for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a fund, are valued in good faith at fair value, using methods determined by the Manager, in consultation with a fund's subadvisers, if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the

================================================================================

18  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

        forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income and capital gain distributions from the underlying USAA Funds are recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Discounts and premiums on short- term securities are amortized on a straight-line basis over the life of the respective securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

E. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2015, there were no custodian and other bank credits.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended May 31, 2015, the Fund paid CAPCO facility fees of $1,000, which represents 0.2% of the total fees paid to CAPCO by the USAA

================================================================================

20  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended May 31, 2015, and 2014, was as follows:

                                                           2015                   2014
                                                       ----------------------------------
Ordinary income*                                       $3,658,000              $2,540,000
Long-term realized capital gain                           271,000                 126,000
                                                       ----------              ----------
   Total distributions paid                            $3,929,000              $2,666,000
                                                       ==========              ==========

As of May 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                                   $852,000
Undistributed long-term capital gains                                             648,000
Unrealized appreciation of investments                                            830,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

For the year ended May 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2015, were $43,966,000 and $6,294,000, respectively.

As of May 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $144,730,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2015, for federal income tax purposes, were $2,313,000 and $1,483,000, respectively, resulting in net unrealized appreciation of $830,000.

(5) AGREEMENTS WITH MANAGER

A. ADVISORY AGREEMENT - The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The Manager does not receive any management fees from the Fund for these services.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. The Manager does not receive any fees from the Fund for these services.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the billing of these expenses to the Fund. These expenses are

================================================================================

22  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

    included in the professional fees on the Fund's Statement of Operations and, for the year ended May 31, 2015, were $4,000 for the Fund.

C. EXPENSE LIMITATION - The Manager has agreed, through October 1, 2015, to limit the total annual operating expenses of the Fund to 0.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2015, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2015, the Fund incurred reimbursable expenses of $61,000, of which $40,000 was receivable from the Manager.

D. TRANSFER AGENCY AGREEMENT - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. SAS does not receive any fees from the Fund for these services. At May 31, 2015, the Fund recorded a reclassification of less than $500 for SAS adjustments to income distribution payable.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2015, USAA and its affiliates owned 1,000 shares, which represents less than 0.1% of the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

(7) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Fund does not invest in the underlying USAA Funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the underlying USAA Funds' net assets. At May 31, 2015, the Fund owned the following percentages of the total outstanding shares of each of the underlying USAA
    Funds:

    AFFILIATED USAA FUND                                       OWNERSHIP %
    -----------------------------------------------------------------------
    Aggressive Growth                                             0.1
    Emerging Markets                                              0.3
    Growth                                                        0.1
    High Income                                                   0.4
    Income                                                        0.8
    Income Stock                                                  0.1
    Intermediate-Term Bond                                        0.9
    International                                                 0.2
    Precious Metals and Minerals                                  0.2
    S&P 500 Index                                                 0.0*
    Short-Term Bond                                               0.8
    Small Cap Stock                                               0.1
    Value                                                         0.1
    * Represents less than 0.1%.

================================================================================

24  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the underlying USAA Funds for the year ended May 31, 2015 (in thousands):


                                                                       REALIZED
                               PURCHASE         SALES      DIVIDEND      GAIN            MARKET VALUE
    AFFILIATED USAA FUND        COST(a)       PROCEEDS      INCOME     (LOSS)(b)    05/31/2014  05/31/2015
    -------------------------------------------------------------------------------------------------------
    Aggressive Growth             $   497      $   96       $   34     $   4          $ 1,227      $ 1,666
    Emerging Markets                1,126         110           37        (6)           2,091        2,920
    Growth                            424         101           22         5            1,262        1,707
    High Income                     2,906         311          421       (11)           6,484        8,665
    Income                         14,543       2,112        1,494       (51)          35,079       47,017
    Income Stock                      686         113           62         3            2,069        2,710
    Intermediate-Term
     Bond                          10,479       1,436        1,171       (36)          24,788       33,238
    International                   1,636         208           88        (7)           4,049        5,528
    Precious Metals and
     Minerals                         683         142           18      (152)             983        1,418
    S&P 500 Index                     368         103           27         4            1,274        1,688
    Short-Term Bond                 9,616       1,416          508       (14)          24,737       32,763
    Small Cap Stock                   598          80           48         1            1,491        2,001
    Value                             404          66           25         2            1,218        1,626

(a) Includes reinvestment of distributions from dividend income and realized gains.
(b) Includes capital gain distributions received, if any.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                PERIOD ENDED
                                             YEAR ENDED, MAY 31                    MAY 31,
                                     -------------------------------------------------------
                                         2015                  2014                  2013***
                                     -------------------------------------------------------
Net asset value at
 beginning of period                 $  10.77              $  10.60               $ 10.00
                                     ----------------------------------------------------
Income from investment
 operations:
 Net investment income                    .31                   .34(a)                .35(a)
 Net realized and
  unrealized gain (loss)                 (.06)                  .17(a)                .46(a)
                                     ----------------------------------------------------
Total from investment operations          .25                   .51(a)                .81(a)
                                     ----------------------------------------------------
Less distributions from:
 Net investment income                   (.32)                 (.32)                 (.21)
 Realized capital gains                  (.02)                 (.02)                 (.00)(b)
                                     ----------------------------------------------------
Total distributions                      (.34)                 (.34)                 (.21)
                                     ----------------------------------------------------
Net asset value at end
 of period                           $  10.68              $  10.77               $ 10.60
                                     ====================================================

Total return (%)*                        2.37                  4.99                  8.11
Net assets at end
 of period (000)                     $145,626              $109,013               $68,571
Ratios to average net assets:**
 Expenses (%)(d)                          .10                   .10                   .10(c)
 Expenses, excluding
  reimbursements (%)(d)                   .15                   .20                   .52(c)
 Net investment income (%)               3.03                  3.27                  3.27(c)
Portfolio turnover (%)                      5                     1                     4

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2015, average net assets were $126,547,000.
*** Fund commenced operations on June 8, 2012.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                            -                  (.00%)(+)             (.00%)(+)

    (+) Represents less than 0.01% of average net assets.

================================================================================

26  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Fund also indirectly bears its pro-rata share of the expenses of the underlying USAA Funds in which it invests (acquired funds). These acquired fund fees and expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimates in the table on the next page.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2014, through May 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before

================================================================================

                                                           EXPENSE EXAMPLE |  27

================================================================================

expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                         BEGINNING                 ENDING              DURING PERIOD*
                                       ACCOUNT VALUE           ACCOUNT VALUE         DECEMBER 1, 2014 -
                                      DECEMBER 1, 2014          MAY 31, 2015            MAY 31, 2015
                                      -----------------------------------------------------------------
Actual                                    $1,000.00             $1,011.20                   $0.50

Hypothetical
 (5% return before expenses)               1,000.00              1,024.43                    0.50

* Expenses are equal to the Fund's annualized expense ratio of 0.10%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 1.12% for the six-month period of December 1, 2014, through May 31, 2015.

================================================================================

28  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2015

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuance of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at

================================================================================

                                                     ADVISORY AGREEMENT(S) |  29

================================================================================

which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Manager's role in coordinating the activities of the Fund other service providers also was considered.

================================================================================

30  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including the fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). The Board noted that the Manager does not receive a management fee from the Fund. The data indicated that the Fund's total expenses, which included underlying fund expenses and any reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services provided by the Manager. The Board also took into account the Manager's undertaking to maintain expense limitations for the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and lower than its Lipper index for the one-year period ended December 31, 2014. The Board also noted that the Fund's percentile performance ranking was in the top 45% of its performance universe for the one-year period ended December 31, 2014. The Board took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of the market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration that the Manager does not collect a management fee from the Fund. The information considered by the Board included operating profit margin information for the Manager's business as a whole. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed the Fund for certain expenses. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. The Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also took into account the Manager's receipt of fees from the underlying funds in which the Fund invests. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of services received by the Fund from the Manager. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

================================================================================

32   | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

ECONOMIES OF SCALE - With respect to the consideration of any economies of scale to be realized by the Fund, the Board took into account that the Manager does not receive any advisory fees under the Advisory Agreement. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effects of the Fund's growth and size on the Fund's performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of the funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  33

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

34  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over one year of experience as a Board Member of the USAA family of funds.
Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

36  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2) Member of Executive Committee.
   (3) Member of Audit and Compliance Committee.
   (4) Member of Product Management and Distribution Committee.
   (5) Member of Corporate Governance Committee.
   (6) Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
   (9) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
   (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

38  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

INTERESTED OFFICERS(1)

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13).
Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

40  | USAA CORNERSTONE CONSERVATIVE FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------

UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------

INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA        We know what it means to serve.(R)             10%

   =============================================================================
   97446-0715                                (C)2015, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA CORNERSTONE EQUITY FUND]

 ======================================================

         ANNUAL REPORT
         USAA CORNERSTONE EQUITY FUND
         MAY 31, 2015

 ======================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE STRENGTH OF THE STOCK AND BOND
MARKETS DURING THE REPORTING PERIOD GAVE            [PHOTO OF BROOKS ENGLEHARDT]
INVESTORS THE OPPORTUNITY TO FORTIFY THEIR
FINANCIAL FOUNDATION."

--------------------------------------------------------------------------------

JULY 2015

Global monetary policy was a key theme during the one-year reporting period ended May 31, 2015, with divergence among central banks driving the performance of the global financial markets. In the first half of the reporting period, the United States was the place to be as stocks posted strong gains on the back of the Federal Reserve's (the Fed) Quantitative Easing (QE) program and ongoing commitment to low interest rates. Market leadership changed in the second half of the reporting period after the Fed concluded its QE asset purchases and stated that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies as global central banks took a different approach than the Fed by, continuing to take aggressive steps, such as - cutting interest rates and boosting stimulus measures to shore up their sagging economies. The Bank of Japan expanded its existing QE program, while the European Central Bank launched its own. By the end of the reporting period, the stimulus measures appeared to be having their desired effect. Japan's economy, though still fragile, rebounded from recession. In Europe, evidence of a modest economic recovery emerged.

The divergence in global monetary policy approaches also had a major impact on currencies. The U.S. dollar strengthened during the reporting period, appreciating significantly compared to most other global currencies. This appears likely to benefit American consumers, who will experience increased buying power when traveling overseas or buying imported goods. However, the strength of the U.S. dollar made it more difficult for American companies to compete overseas. At the same time, inflation pressures eased, with the drop in energy prices as a prime example. Oil and natural gas prices fell sharply during the reporting period, while the prices of copper and agricultural commodities also declined. Gold prices declined, but held up relatively well in comparison to such other commodities.

================================================================================

================================================================================

In the bond markets, interest rates fell, especially on the long end of the yield curve. As a result, longer maturity bonds, such as 30-year U.S. Treasury securities, recorded the highest bond market returns of the reporting period overall. Although short-term interest rates edged up during the first half of the reporting period in anticipation of a Fed interest rate increase, they fell back after the Fed - in response to weaker U.S. economic data - said it would continue monitoring conditions before determining when it might be appropriate to raise the federal funds rate. At USAA Investments, we believe the Fed wants to return to a more normal interest rate environment, but we continue to hold to our long-held view that the timing and pace of interest rate increases will be data dependent and slower than many market participants currently expect. In addition, we believe that any potential increase will not be, in itself, a harbinger of more dramatic action. (It is important to note that as the reporting period ended, volatility in the global fixed-income markets increased, starting in Europe where Greece and its debt problems once again took center stage.)

The strength of the stock and bond markets during the reporting period gave investors the opportunity to fortify their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security - and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next.

On behalf of all of us at USAA Investments, thank you for allowing us to serve your investment needs. We will continue providing you with our best advice, superior service, and a wide variety of investment options.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             9

    Report of Independent Registered
      Public Accounting Firm                                                 10

    Portfolio of Investments                                                 11

    Notes to Portfolio of Investments                                        12

    Financial Statements                                                     13

    Notes to Financial Statements                                            16

EXPENSE EXAMPLE                                                              25

ADVISORY AGREEMENT(S)                                                        27

TRUSTEES' AND OFFICERS' INFORMATION                                          32

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

207235-0715

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE EQUITY FUND (THE FUND) SEEKS CAPITAL APPRECIATION OVER THE LONG TERM.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests at least 80% of its assets in a selection of USAA mutual funds (underlying USAA Funds) consisting of a long-term target asset allocation in equity securities. This is often referred to as a fund-of-funds investment strategy. The target asset class allocation can deviate from time to time from these targets as market conditions warrant. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                            FUND OBJECTIVE |   1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF JOHN P. TOOHEY, CFA]                         [PHOTO OF WASIF A. LATIF]
  JOHN P. TOOHEY, CFA                                     WASIF A. LATIF
  USAA Asset                                              USAA Asset
  Management Company                                      Management Company

--------------------------------------------------------------------------------

o  HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

   The past year brought a wide dispersion of returns among the various asset classes within the global financial markets. U.S. equities led the way with healthy, double-digit gains, as investors were encouraged by improving economic growth and the likelihood that the Federal Reserve will maintain a "lower for longer" interest-rate policy. While equities finished in positive territory, international stocks generally closed the reporting period with negative returns. This shortfall was partially due to slower-than-expected growth in the major economies in both the developed and emerging markets during 2014. Growth data began to exceed expectations with the onset of the new year, which boosted performance for international equities in the latter half of the reporting period. For U.S. investors, however, a large portion of the resulting gains were offset by the declining value of foreign currencies relative to the U.S. dollar. The strength of the dollar also contributed to weakness in the price of gold, which led to significant underperformance for gold-mining stocks.

   Refer to page 7 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA CORNERSTONE EQUITY FUND

================================================================================

o HOW DID THE USAA CORNERSTONE EQUITY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   For the reporting period ended May 31, 2015, the Fund had a total return of 5.08%. This compares to returns of 5.08% for the MSCI All-Country World Index.

   USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o  PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

   While the Fund underperformed other funds with a similar investment objective during the reporting period, it's important to keep in mind that our goal is to provide strong risk-adjusted returns over the longer term. At the same time, we don't attempt to chase performance in "hot" asset classes for the sake of short-term results. For instance, U.S. equities outperformed during the reporting period, meaning that investors would have benefited from holding a portfolio that was 100% invested in domestic stocks. However, the U.S. equity market also features high valuations relative to both the developed and emerging international markets - indicating that a diversified, global approach is warranted from a longer-term standpoint. With this as background, we believe the Fund will be better served by our continued emphasis on diversification and investing in market segments where we see the most attractive valuations.

   The Fund's domestic equity allocation performed well during the reporting period and made the largest positive contribution to performance. This portion of the Fund is allocated among underlying funds that invest across the full range of the domestic equity category, including large- and small-cap stocks, income-producing equities, and the growth, aggressive growth, and value styles. At a time of positive performance for U.S. equities, all six of the underlying funds finished with a gain. USAA Aggressive Growth Fund and USAA Growth Fund were the

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

   top-performing underlying funds in the portfolio, as investors generally favored companies with above-average earnings in the environment of slow global growth.

   However, the Fund held an underweight position in domestic large-cap stocks due to their expensive valuations and the declining estimates for 2015 earnings and revenue growth. The Fund also maintained an underweight position in small-cap stocks based on their high valuations and the fact that small-cap stocks tend to underperform large-cap stocks later in the economic cycle. Large-cap stocks indeed outperformed during the reporting period; this positioning added to performance.

   The Fund's international allocation, which holds funds that are invested in both the developed and emerging markets, detracted from results due to the underperformance of both asset classes. The Fund's overweight position in developed markets was based on their attractive relative valuations, their superior earnings outlook relative to the United States, and the aggressive stimulus being enacted by foreign central banks. The Fund maintained an allocation to the emerging markets on the belief that emerging market equities featured a higher expected return relative to other asset classes.

   The Fund's allocation to precious metals and related equities, through the USAA Precious Metals and Minerals Fund, detracted from performance. Still, we continue to believe this allocation provides both longer-term diversification and a hedge against the possibility of inflation. Further, we believe the attractive valuation of mining stocks warrants a continued allocation to this market segment.

   Although domestic equities have produced robust performance in recent years, investors need to take care not to extrapolate these gains too far into the future. U.S. stock market valuations are currently above the historical norms, particularly in the small-cap space, which may suggest a lower-return environment in the years to come. With this as the backdrop, we believe our approach of diversifying across multiple asset classes and geographies can add meaningful value for our investors.

================================================================================

4  | USAA CORNERSTONE EQUITY FUND

================================================================================

   We continue to use fundamentals and valuations as the basis for determining optimal portfolio asset allocations, and we seek to construct the Fund's portfolio to capitalize on a wide range of potential outcomes regarding global growth, central bank policy, and inflation. We believe this approach - rather than one that seeks to ride momentum in outperforming asset classes - is appropriate for an environment likely to be characterized by higher volatility and lower expected returns.

   Thank you for allowing us to help you manage your investments.

Asset allocation funds may be invested in: (1) exchange-traded funds;
(2) futures, options, and other derivatives; (3) non-investment grade securities; (4) precious metals and minerals companies; (5) real estate investment trusts; (6) money market instruments; and (7) foreign and emerging markets. The assets of the Fund will be invested in other USAA funds and will indirectly bear expenses and reflect the risks of the underlying funds in which it invests. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o The USAA Precious Metals and Minerals Fund is subject to additional risks, such as currency fluctuation, market illiquidity, political instability and increased price volatility. It may be more volatile than a fund that diversifies across many industries and companies. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE EQUITY FUND (THE FUND) (Ticker Symbol: UCEQX)

--------------------------------------------------------------------------------
                                          5/31/15                    5/31/14
--------------------------------------------------------------------------------
Net Assets                             $91.7 Million              $66.0 Million
Net Asset Value Per Share                 $13.61                     $13.22

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15
--------------------------------------------------------------------------------
    1 YEAR                                             SINCE INCEPTION 6/8/12
    5.08%                                                       12.71%

--------------------------------------------------------------------------------
                      EXPENSE RATIOS AS OF 5/31/14*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       1.24%       AFTER REIMBURSEMENT       1.01%

              (Includes acquired fund fees and expenses of 0.91%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2014, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2015, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2015. If the total annual operating expense ratio of the Fund is lower than 0.10%, the Fund will operate at the lower expense ratio. These estimated expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA CORNERSTONE EQUITY FUND

================================================================================

                    o CUMULATIVE PERFORMANCE COMPARISON o

                [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     MSCI ALL-COUNTRY      USAA CORNERSTONE EQUITY
                       WORLD INDEX                  FUND
05/31/12                $10,000.00                $10,000.00
06/30/12                 10,493.89                 10,250.00
07/31/12                 10,637.55                 10,290.00
08/31/12                 10,868.84                 10,570.00
09/30/12                 11,211.17                 10,940.00
10/31/12                 11,136.45                 10,810.00
11/30/12                 11,278.85                 10,900.00
12/31/12                 11,534.33                 11,161.72
01/31/13                 12,065.70                 11,545.91
02/28/13                 12,063.82                 11,515.58
03/31/13                 12,281.81                 11,717.79
04/30/13                 12,635.33                 11,727.90
05/31/13                 12,600.66                 11,839.11
06/30/13                 12,232.36                 11,454.92
07/31/13                 12,817.95                 12,061.53
08/31/13                 12,550.90                 11,839.11
09/30/13                 13,199.17                 12,354.73
10/31/13                 13,729.68                 12,779.36
11/30/13                 13,924.12                 12,941.13
12/31/13                 14,164.33                 13,133.04
01/31/14                 13,597.75                 12,649.68
02/28/14                 14,254.63                 13,307.87
03/31/14                 14,318.01                 13,307.87
04/30/14                 14,454.31                 13,338.72
05/31/14                 14,761.74                 13,595.83
06/30/14                 15,039.67                 13,924.93
07/31/14                 14,857.12                 13,595.83
08/31/14                 15,185.29                 13,966.07
09/30/14                 14,693.04                 13,441.57
10/31/14                 14,796.48                 13,534.13
11/30/14                 15,043.98                 13,811.80
12/31/14                 14,753.68                 13,520.46
01/31/15                 14,523.01                 13,415.49
02/28/15                 15,331.53                  14097.81
03/31/15                 15,093.98                  13856.37
04/30/15                 15,531.92                  14244.77
05/31/15                 15,511.65                  14286.76

                      [END CHART]

             Data from 5/31/12 to 5/31/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Equity Fund to the following benchmark:

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI All-Country World Index is calculated from the end of the month, May 31, 2012, while the inception date of the Cornerstone Equity Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                             o ASSET ALLOCATION - 5/31/15 o

     INVESTMENT                                                       ALLOCATION
     ---------------------------------------------------------------------------
     USAA FUND:
     Aggressive Growth .................................................... 7.5%
     Emerging Markets .................................................... 11.6%
     Growth ............................................................... 8.5%
     Income Stock ........................................................ 10.0%
     International ....................................................... 31.8%
     Precious Metals and Minerals ......................................... 3.8%
     S&P 500 Index ........................................................ 7.0%
     Small Cap Stock ...................................................... 8.6%
     Value ............................................................... 10.0%
        Total Equity & Alternative ....................................... 98.8%

     CASH:
     Money Market Instruments ............................................. 1.1%

   Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

8  | USAA CORNERSTONE EQUITY FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2015:

       DIVIDEND RECEIVED           LONG-TERM             FOREIGN        FOREIGN           QUALIFIED
      DEDUCTION (CORPORATE       CAPITAL GAIN             TAXES          SOURCE           INTEREST
        SHAREHOLDERS)(1)        DISTRIBUTIONS(2)         PAID(3)         INCOME            INCOME
-----------------------------------------------------------------------------------------------------
           27.52%                   $159,000             $57,000         $586,000          $1,000
-----------------------------------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)Pursuant to Section 852 of the Internal Revenue Code.
(3)The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2015, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Equity Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Equity Fund at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 20, 2015

================================================================================

10  | USAA CORNERSTONE EQUITY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2015

-----------------------------------------------------------------------------------------------------
                                                                                               MARKET
NUMBER                                                                                          VALUE
OF SHARES     SECURITY                                                                          (000)
-----------------------------------------------------------------------------------------------------
              EQUITY & ALTERNATIVE MUTUAL FUNDS (98.8%)
   165,715    USAA Aggressive Growth Fund                                                     $ 6,900
   650,681    USAA Emerging Markets Fund                                                       10,684
   305,742    USAA Growth Fund                                                                  7,760
   503,075    USAA Income Stock Fund                                                            9,161
   945,388    USAA International Fund                                                          29,137
   284,343    USAA Precious Metals and Minerals Fund                                            3,500
   212,465    USAA S&P 500 Index Fund                                                           6,414
   431,820    USAA Small Cap Stock Fund                                                         7,851
   439,280    USAA Value Fund                                                                   9,172
                                                                                              -------
              Total Equity & Alternative Mutual Funds (cost: $81,831)                          90,579
                                                                                              -------
              MONEY MARKET INSTRUMENTS (1.1%)

              MONEY MARKET FUNDS (1.1%)
 1,036,697    State Street Institutional Liquid Reserves Fund Premier Class, 0.10%(a)
                 (cost: $1,037)                                                                 1,037
                                                                                              -------

              TOTAL INVESTMENTS (COST: $82,868)                                               $91,616
                                                                                              =======

-----------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------
                                       (LEVEL 1)             (LEVEL 2)        (LEVEL 3)
                                   QUOTED PRICES     OTHER SIGNIFICANT      SIGNIFICANT
                               IN ACTIVE MARKETS            OBSERVABLE     UNOBSERVABLE
ASSETS                      FOR IDENTICAL ASSETS                INPUTS           INPUTS         TOTAL
-----------------------------------------------------------------------------------------------------
Equity & Alternative
  Mutual Funds                           $90,579                    $-               $-       $90,579
Money Market Instruments:
  Money Market Funds                       1,037                     -                -         1,037
-----------------------------------------------------------------------------------------------------
Total                                    $91,616                    $-               $-       $91,616
-----------------------------------------------------------------------------------------------------

For the period of June 1, 2014, through May 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2015

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

   The underlying funds in which the Fund invests are managed by USAA Asset Management Company, an affiliate of the Fund. The Fund invests in the Reward Shares of the USAA S&P 500 Index Fund and the Institutional Shares of the other USAA mutual funds.

o  SPECIFIC NOTES

   (a) Rate represents the money market fund annualized seven-day yield at May 31, 2015.

See accompanying notes to financial statements.

================================================================================

12  | USAA CORNERSTONE EQUITY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in affiliated underlying funds, at value (cost of $81,831)         $90,579
   Investments in other securities, at value (cost of $1,037)                       1,037
   Receivables:
       Capital shares sold                                                            128
       USAA Asset Management Company (Note 5C)                                         38
                                                                                  -------
          Total assets                                                             91,782
                                                                                  -------
LIABILITIES
   Payables:
      Capital shares redeemed                                                          18
   Other accrued expenses and payables                                                 38
                                                                                  -------
          Total liabilities                                                            56
                                                                                  -------
              Net assets applicable to capital shares outstanding                 $91,726
                                                                                  =======
NET ASSETS CONSIST OF:
   Paid-in capital                                                                $81,346
   Accumulated undistributed net investment income                                     53
   Accumulated net realized gain on investments                                     1,579
   Net unrealized appreciation of investments                                       8,748
                                                                                  -------
              Net assets applicable to capital shares outstanding                 $91,726
                                                                                  =======
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                                      6,740
                                                                                  =======
   Net asset value, redemption price, and offering price per share                $ 13.61
                                                                                  =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  13

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income distributions from affiliated underlying funds                          $1,437
   Interest                                                                            1
                                                                                  ------
       Total income                                                                1,438
                                                                                  ------
EXPENSES
   Custody and accounting fees                                                        41
   Postage                                                                            16
   Shareholder reporting fees                                                         13
   Trustees' fees                                                                     25
   Registration fees                                                                  25
   Professional fees                                                                  58
   Other                                                                               7
                                                                                  ------
           Total expenses                                                            185
   Expenses reimbursed                                                              (108)
                                                                                  ------
           Net expenses                                                               77
                                                                                  ------
NET INVESTMENT INCOME                                                              1,361
                                                                                  ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
      Sales of affiliated underlying funds                                          (487)
      Capital gain distributions from affiliated underlying funds                  2,085
   Change in net unrealized appreciation/depreciation of
      affiliated underlying funds                                                  1,155
                                                                                  ------
           Net realized and unrealized gain                                        2,753
                                                                                  ------
   Increase in net assets resulting from operations                               $4,114
                                                                                  ======

See accompanying notes to financial statements.

================================================================================

14  | USAA CORNERSTONE EQUITY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------

                                                                          2015           2014
---------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                              $  1,361       $    687
   Net realized loss on sales of affiliated underlying funds              (487)          (502)
   Net realized gain on capital gain distributions from
        affiliated underlying funds                                      2,085            655
   Change in net unrealized appreciation/depreciation
        of affiliated underlying funds                                   1,155          5,775
                                                                      -----------------------
   Increase in net assets resulting from operations                      4,114          6,615
                                                                      -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                (1,371)          (634)
   Net realized gains                                                     (165)          (201)
                                                                      -----------------------
   Distributions to shareholders                                        (1,536)          (835)
                                                                      -----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                            47,305         42,462
   Reinvested dividends                                                  1,457            722
   Cost of shares redeemed                                             (25,654)       (14,480)
                                                                      -----------------------
        Increase in net assets from capital share transactions          23,108         28,704
                                                                      -----------------------
   Capital contribution from USAA Transfer
        Agency Company                                                       -              1
                                                                      -----------------------
   Net increase in net assets                                           25,686         34,485
NET ASSETS
   Beginning of year                                                    66,040         31,555
                                                                      -----------------------
   End of year                                                        $ 91,726       $ 66,040
                                                                      =======================
Accumulated undistributed net investment income:
   End of year                                                        $     53       $     63
                                                                      =======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                           3,560          3,403
   Shares issued for dividends reinvested                                  112             57
   Shares redeemed                                                      (1,929)        (1,157)
                                                                      -----------------------
        Increase in shares outstanding                                   1,743          2,303
                                                                      =======================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Cornerstone Equity Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation over the long term.

The Fund is a "fund of funds" in that it invests in a portfolio of underlying USAA equity mutual funds (underlying USAA Funds) managed by the Manager, an affiliate of the Fund.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

================================================================================

16  | USAA CORNERSTONE EQUITY FUND

================================================================================

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager, an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Investments in the underlying USAA Funds and other open-end investment companies, other than exchange-traded funds (ETFs) are valued at their net asset value (NAV) at the end of each business day.

   2. The underlying USAA Funds have specific valuation procedures. Securities held by an underlying USAA Fund for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a fund, are valued in good faith at fair value, using methods determined by the Manager, in consultation with a fund's subadvisers, if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

B. FAIR VALUE MEASUREMENTS -Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income and capital gain distributions from the underlying USAA Funds are recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

================================================================================

18  | USAA CORNERSTONE EQUITY FUND

================================================================================

E. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2015, there were no custodian and other bank credits.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the period ended May 31, 2015, the Fund paid CAPCO facility fees of less than $500, which represents 0.1% of the total fees paid to CAPCO by the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

USAA Funds. The Fund had no borrowings under this agreement during the period ended May 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended May 31, 2015, and 2014, was as follows:

                                                 2015                     2014
                                              ----------------------------------
Ordinary income*                              $1,377,000                $640,000
Long-term realized capital gain                  159,000                 195,000
                                              ----------                --------
Total distributions paid                      $1,536,000                $835,000
                                              ==========                ========

As of May 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                        $  149,000
Undistributed long-term capital gains                                  2,044,000
Unrealized appreciation of investments                                 8,187,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended May 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax

================================================================================

20  | USAA CORNERSTONE EQUITY FUND

================================================================================

benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2015, were $31,627,000 and $6,413,000, respectively.

As of May 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $83,429,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2015, for federal income tax purposes, were $8,559,000 and $372,000, respectively, resulting in net unrealized appreciation of $8,187,000.

(5) AGREEMENTS WITH MANAGER

A. ADVISORY AGREEMENT - The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The Manager does not receive any management fees from the Fund for these services.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. The Manager does not receive any fees from the Fund for these services. In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the billing of these expenses to the Fund. These expenses are included in the professional fees on the Fund's Statement of Operations and, for the year ended May 31, 2015, were $2,000 for the Fund.

C. EXPENSE LIMITATION - The Manager has agreed, through October 1, 2015, to limit the total annual operating expenses of the Fund to 0.10% of its

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

   average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2015, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2015, the Fund incurred reimbursable expenses of $108,000, of which $38,000 was receivable from the Manager.

D. TRANSFER AGENCY AGREEMENT - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. SAS does not receive any fees from the Fund for these services. At May 31, 2015, the Fund recorded a reclassification of less than $500 for SAS adjustments to income distributions payable.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2015, USAA and its affiliates owned 234,000 shares, which represents 3.5% of the Fund.

(7) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP - The Fund does not invest in the underlying USAA Funds for the purpose of exercising management or control; however, investments by the Fund may represent a significant portion of the underlying USAA Funds' net assets. At May 31, 2015, the Fund owned

================================================================================

22  | USAA CORNERSTONE EQUITY FUND

================================================================================

   the following percentages of the total outstanding shares of each of the underlying USAA Funds:

   AFFILIATED USAA FUND                                             OWNERSHIP %
   ----------------------------------------------------------------------------
   Aggressive Growth                                                   0.5
   Emerging Markets                                                    0.9
   Growth                                                              0.4
   Income Stock                                                        0.3
   International                                                       0.8
   Precious Metals and Minerals                                        0.5
   S&P 500 Index                                                       0.1
   Small Cap Stock                                                     0.5
   Value                                                               0.6

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following table provides details related to the Fund's investment in the underlying USAA Funds for the year ended May 31, 2015 (in thousands):

                                                                     REALIZED
                                 PURCHASE     SALES      DIVIDEND      GAIN            MARKET VALUE
   AFFILIATED USAA FUND           COST(a)    PROCEEDS     INCOME     (LOSS)(b)    05/31/2014  05/31/2015
   -----------------------------------------------------------------------------------------------------
   Aggressive Growth              $2,313    $  376         $124      $  19         $ 4,805     $ 6,900
   Emerging Markets                4,457       637          145        (46)          7,640      10,684
   Growth                          2,279       506           87         32           5,474       7,760
   Income Stock                    2,949       436          194          7           6,469       9,161
   International                   9,751     1,654          447        (74)         20,982      29,137
   Precious Metals and
    Minerals                       2,625     1,438           48       (429)          2,565       3,500
   S&P 500 Index                   1,437       290           95         12           4,774       6,414
   Small Cap Stock                 3,036       670          172        (13)          5,532       7,851
   Value                           2,780       406          125          5           6,457       9,172

   (a)Includes reinvestment of distributions from dividend income and realized gains.
   (b)Includes capital gain distributions received, if any.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                          PERIOD ENDED
                                                        YEAR ENDED MAY 31,                   MAY 31,
                                                  ---------------------------------------------------
                                                     2015              2014                   2013***
                                                  ---------------------------------------------------
Net asset value at beginning of period            $ 13.22           $ 11.71                $ 10.00
                                                  ------------------------------------------------
Income from investment operations:
 Net investment income                                .24               .17                    .12(a)
 Net realized and unrealized gain                     .42              1.55                   1.71(a)
                                                  ------------------------------------------------
Total from investment operations                      .66              1.72                   1.83(a)
                                                  ------------------------------------------------
Less distributions from:
 Net investment income                               (.24)             (.16)                  (.12)
 Realized capital gains                              (.03)             (.05)                  (.00)(b)
                                                  ------------------------------------------------
Total distributions                                  (.27)             (.21)                  (.12)
                                                  ------------------------------------------------
Net asset value at end of period                  $ 13.61           $ 13.22                $ 11.71
                                                  ================================================
Total return (%)*                                    5.08             14.84                  18.39
Net assets at end of period (000)                 $91,726           $66,040                $31,555
Ratios to average net assets:**
 Expenses (%)(c)                                      .10               .10                    .10(d)
 Expenses, excluding
  reimbursements (%)(c)                               .24               .33                   1.13(d)
 Net investment income (%)                           1.77              1.45                   1.09(d)
Portfolio turnover (%)                                  8                 2                      5

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2015, average net assets were $77,000,000.
*** Fund commenced operations on June 8, 2012.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                        -              (.00%)(+)              (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

24  | USAA CORNERSTONE EQUITY FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Fund also indirectly bears its pro-rata share of the expenses of the underlying USAA Funds in which it invests (acquired funds). These acquired fund fees and expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimates in the table on the next page.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2014, through May 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before

================================================================================

                                                           EXPENSE EXAMPLE |  25

================================================================================

expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                           EXPENSES PAID
                                             BEGINNING                ENDING               DURING PERIOD*
                                           ACCOUNT VALUE           ACCOUNT VALUE          DECEMBER 1, 2014 -
                                          DECEMBER 1, 2014         MAY 31, 2015             MAY 31, 2015
                                          ------------------------------------------------------------------
Actual                                        $1,000.00             $1,034.40                  $0.51

Hypothetical
 (5% return before expenses)                   1,000.00              1,024.43                   0.50

*Expenses are equal to the Fund's annualized expense ratio of 0.10%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 3.44% for the six-month period of December 1, 2014, through May 31, 2015.

================================================================================

26  | USAA CORNERSTONE EQUITY FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2015

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuance of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as

================================================================================

                                                     ADVISORY AGREEMENT(S) |  27

================================================================================

compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Manager's role in coordinating the activities of the Fund other service providers also was considered.

================================================================================

28  | USAA CORNERSTONE EQUITY FUND

================================================================================

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including the fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies with the same investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). The Board noted that the Manager does not receive a management fee from the Fund. The data indicated that the Fund's total expenses, which included underlying fund expenses and any reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services provided by the Manager. The Board also took into account the Manager's current undertakings to maintain expense limitations for the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in

================================================================================

                                                     ADVISORY AGREEMENT(S) |  29

================================================================================

connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and above its Lipper index for the one-year period ended December 31, 2014. The Board also noted that the Fund's percentile performance ranking was in the top 45% of its performance universe for the one-year period ended December 31, 2014. The Board also took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration that the Manager does not collect a management fee from the Fund. The information considered by the Board included operating profit margin information for the Manager's business as a whole. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed the Fund for certain expenses. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. The Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation.
The Board also took into account the Manager's receipt of fees from the underlying funds. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of services received by the Fund from the Manager. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

================================================================================

30  | USAA CORNERSTONE EQUITY FUND

================================================================================

ECONOMIES OF SCALE - With respect to the consideration of any economies of scale to be realized by the Fund, the Board took into account that the Manager does not receive any advisory fees under the Advisory Agreement. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effects of the Fund's growth and size on the Fund's performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable relation to the performance of the funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

32  | USAA CORNERSTONE EQUITY FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  33

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over one year of experience as a Board Member of the USAA family of funds.
Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

34  | USAA CORNERSTONE EQUITY FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit and Compliance Committee.
  (4) Member of Product Management and Distribution Committee.
  (5) Member of Corporate Governance Committee.
  (6) Member of Investments Committee.
  (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (8) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (9) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
  (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

36  | USAA CORNERSTONE EQUITY FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13).
Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

38  | USAA CORNERSTONE EQUITY FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1700
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                  U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE ON USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA        We know what it means to serve.(R)             10%

   =============================================================================
   97449-0715                                (C)2015, USAA. All rights reserved.

  [LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA CORNERSTONE MODERATE FUND]

 ==============================================================

       ANNUAL REPORT
       USAA CORNERSTONE MODERATE FUND
       MAY 31, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE STRENGTH OF THE STOCK AND BOND
MARKETS DURING THE REPORTING PERIOD GAVE            [PHOTO OF BROOKS ENGLEHARDT]
INVESTORS THE OPPORTUNITY TO FORTIFY THEIR
FINANCIAL FOUNDATION."

--------------------------------------------------------------------------------

JULY 2015

Global monetary policy was a key theme during the one-year reporting period ended May 31, 2015, with divergence among central banks driving the performance of the global financial markets. In the first half of the reporting period, the United States was the place to be as stocks posted strong gains on the back of the Federal Reserve's (the Fed) Quantitative Easing (QE) program and ongoing commitment to low interest rates. Market leadership changed in the second half of the reporting period after the Fed concluded its QE asset purchases and stated that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies as global central banks took a different approach than the Fed by, continuing to take aggressive steps, such as - cutting interest rates and boosting stimulus measures to shore up their sagging economies. The Bank of Japan expanded its existing QE program, while the European Central Bank launched its own. By the end of the reporting period, the stimulus measures appeared to be having their desired effect. Japan's economy, though still fragile, rebounded from recession. In Europe, evidence of a modest economic recovery emerged.

The divergence in global monetary policy approaches also had a major impact on currencies. The U.S. dollar strengthened during the reporting period, appreciating significantly compared to most other global currencies. This appears likely to benefit American consumers, who will experience increased buying power when traveling overseas or buying imported goods. However, the strength of the U.S. dollar made it more difficult for American companies to compete overseas. At the same time, inflation pressures eased, with the drop in energy prices as a prime example. Oil and natural gas prices fell sharply during the reporting period, while the prices of copper and agricultural commodities also declined. Gold prices declined, but held up relatively well in comparison to such other commodities.

================================================================================

================================================================================

In the bond markets, interest rates fell, especially on the long end of the yield curve. As a result, longer maturity bonds, such as 30-year U.S. Treasury securities, recorded the highest bond market returns of the reporting period overall. Although short-term interest rates edged up during the first half of the reporting period in anticipation of a Fed interest rate increase, they fell back after the Fed - in response to weaker U.S. economic data - said it would continue monitoring conditions before determining when it might be appropriate to raise the federal funds rate. At USAA Investments, we believe the Fed wants to return to a more normal interest rate environment, but we continue to hold to our long-held view that the timing and pace of interest rate increases will be data dependent and slower than many market participants currently expect. In addition, we believe that any potential increase will not be, in itself, a harbinger of more dramatic action. (It is important to note that as the reporting period ended, volatility in the global fixed-income markets increased, starting in Europe where Greece and its debt problems once again took center stage.)

The strength of the stock and bond markets during the reporting period gave investors the opportunity to fortify their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security - and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next.

On behalf of all of us at USAA Investments, thank you for allowing us to serve your investment needs. We will continue providing you with our best advice, superior service, and a wide variety of investment options.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                               1

MANAGERS' COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                          6

FINANCIAL INFORMATION

    Distributions to Shareholders                                           11

    Report of Independent Registered
      Public Accounting Firm                                                12

    Portfolio of Investments                                                13

    Notes to Portfolio of Investments                                       31

    Financial Statements                                                    36

    Notes to Financial Statements                                           39

EXPENSE EXAMPLE                                                             55

ADVISORY AGREEMENT(S)                                                       57

TRUSTEES' AND OFFICERS' INFORMATION                                         62

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

207236-0715

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE MODERATE FUND (THE FUND) SEEKS HIGH TOTAL RETURN.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, money market instruments and other instruments. The Fund will have a target asset class allocation of approximately 50% equity securities and 50% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds (ETFs). The Fund may invest in investment-grade and below-investment-grade securities.

The Fund also may use alternative investment strategies from time to time, in an attempt to reduce the Fund's volatility over time and enhance the Fund's return and diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

   JOHN P. TOOHEY, CFA                       ARNOLD J. ESPE, CFA
   WASIF A. LATIF                            DAN DENBOW, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The past year brought a wide dispersion of returns among the various asset classes within the global financial markets. U.S. equities led the way with healthy, double-digit gains, as investors were encouraged by improving economic growth and the likelihood that the Federal Reserve will maintain a "lower for longer" interest-rate policy. While U.S. equities finished in positive territory, international stocks generally closed the reporting period with negative returns. This shortfall was partially due to slower-than-expected growth in the major economies in both the developed and emerging markets during 2014. Growth data began to exceed expectations with the onset of the new year, which boosted performance for international equities in the latter half of the reporting period. For U.S. investors, however, a large portion of the resulting gains were offset by the declining value of foreign currencies relative to the U.S. dollar. The strength of the dollar also contributed to weakness in the price of gold, which led to significant underperformance for gold-mining stocks.

    The bond market performed well during the reporting period, as the low yields available in the developed international markets helped make yields in the United States attractive on a relative basis. The resulting demand led to rising prices (and falling yields) for U.S. Treasury securities, as well as other rate-sensitive market segments such as investment-grade corporate bonds. The high-yield bond market, which

================================================================================

2  | USAA CORNERSTONE MODERATE FUND

================================================================================

    was supported by favorable credit conditions and investors' healthy appetite for risk, also delivered a positive return. Still, the high-yield bond market generally lagged the investment-grade bond market due to the impact the fourth-quarter sell-off in oil prices had on the many energy issuers within the asset class.

o HOW DID THE USAA CORNERSTONE MODERATE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2015, the Fund had a total return of 3.10%. This compares to returns of 11.86% for the Russell 3000(R) Index, 3.03% for the Barclays U.S. Aggregate Bond Index, and 6.20% for the Lipper Balanced Funds Index.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    While the Fund underperformed its peer group during the reporting period, it's important to keep in mind that our goal is to provide strong risk-adjusted returns over the longer term. At the same time, we don't attempt to chase performance in "hot" asset classes for the sake of short-term results. For instance, U.S. equities outperformed during the reporting period, meaning that investors would have benefited from holding a portfolio that was 100% invested in domestic stocks. However, the U.S. equity market also features high valuations relative to both the developed and emerging international markets - indicating that a diversified, global approach is warranted from a longer-term standpoint. With this as background, we believe the Fund will be better served by our continued emphasis on diversification and investing in market segments where we see the most attractive valuations.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    Within its equity portfolio, the Fund held an underweight in domestic large-cap stocks due to their expensive valuations and the declining estimates for 2015 earnings and revenue growth. The Fund also maintained an underweight position in small-cap stocks based on their high valuations and the fact that small-caps stocks tend to underperform large-caps stocks later in the economic cycle. In its international equity portfolio, the Fund was overweight in developed markets due to their attractive relative valuations, their superior earnings outlook relative to the United States, and the aggressive stimulus being enacted by foreign central banks. The Fund maintained an allocation to the emerging markets on the belief that emerging market equities featured a higher expected return relative to other asset classes. The Fund also retained an allocation to real assets to augment diversification and gain a measure of protection against unexpected inflation.

    This positioning detracted from relative performance during the reporting period. While the Fund benefited from the strong performance of its allocation to U.S. equities, its sizeable position in non-U.S. stocks pressured returns. It should be noted, however, that international equities performed well during the second half of the reporting period. We believe this helps illustrate the importance of maintaining allocations to undervalued asset classes even if they are experiencing short-term underperformance.

    The Fund's allocation to precious metals and related equities detracted from performance. Still, we continue to believe this allocation provides both longer-term diversification and a hedge against the possibility of inflation. Further, we believe the attractive valuation of mining stocks warrants a continued allocation to this market segment.

    Following several years of outperformance, the Fund's bond portfolio lagged the broader debt market during the reporting period. An important reason for this shortfall was the Fund's allocation to a small number of energy issues that were negatively affected by the decline in oil prices. On the plus side, performance was helped by the Fund's allocations to long-term U.S. Treasuries, which enabled the Fund to capitalize on the decline in yields that occurred during the reporting period. We believe longer-term U.S. government bonds provide an

================================================================================

4  | USAA CORNERSTONE MODERATE FUND

================================================================================

    element of protection against the possibility of slower economic growth as well as less favorable credit conditions. Overall, the Fund holds an underweight position to fixed-income securities on the belief that there are more compelling opportunities in other asset classes.

    Although the domestic equity and fixed-income markets have both produced robust performance in recent years, investors need to take care not to extrapolate these gains too far into the future. U.S. stock market valuations are currently above the historical norms, particularly in the small-cap space, which may suggest a lower-return environment in the years to come. At the same time, investment-grade bond yields are so low that the potential for additional price appreciation appears relatively limited.

    With this as the backdrop, we believe our approach of diversifying across multiple asset classes and geographic regions can add meaningful value for our investors. We continue to use fundamentals and valuations as the basis for determining optimal portfolio asset allocations, and we seek to construct the Fund's portfolio to capitalize on a wide range of potential outcomes regarding global growth, central bank policy, and inflation. We believe this approach - rather than one that seeks to ride momentum in outperforming asset classes - is appropriate for an environment likely to be characterized by higher volatility and lower expected returns.

    Thank you for allowing us to help you manage your investments.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities.
    o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE MODERATE FUND (THE FUND) (Ticker Symbol: USBSX)

--------------------------------------------------------------------------------
                                                      5/31/15         5/31/14
--------------------------------------------------------------------------------
Net Assets                                         $1.2 Billion    $1.1 Billion
Net Asset Value Per Share                             $15.43          $15.46

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15
--------------------------------------------------------------------------------

   1 YEAR                         5 YEARS                             10 YEARS
   3.10%                           7.90%                                4.69%

--------------------------------------------------------------------------------
                        EXPENSE RATIOS AS OF 5/31/14*
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT        1.33%       AFTER REIMBURSEMENT        1.11%

             (includes acquired fund fees and expenses of 0.11%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2014, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2015, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.00% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2015. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA CORNERSTONE MODERATE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                     USAA
                                                  CORNERSTONE      BARCLAYS U.S.
              RUSSELL 3000     LIPPER BALANCED     MODERATE         AGGREGATE
                 INDEX           FUNDS INDEX         FUND           BOND INDEX
05/31/05       $10,000.00        $10,000.00        $10,000.00        $10,000.00
06/30/05        10,069.86         10,071.86         10,049.77         10,054.53
07/31/05        10,482.97         10,295.67         10,284.40          9,963.00
08/31/05        10,383.04         10,325.46         10,323.50         10,090.72
09/30/05        10,473.88         10,366.39         10,329.65          9,986.77
10/31/05        10,277.72         10,203.62         10,120.18          9,907.74
11/30/05        10,677.52         10,451.34         10,362.38          9,951.56
12/31/05        10,687.10         10,542.89         10,419.37         10,046.17
01/31/06        11,044.17         10,794.55         10,598.65         10,046.74
02/28/06        11,063.81         10,781.05         10,571.07         10,080.09
03/31/06        11,255.05         10,886.03         10,606.08          9,981.17
04/30/06        11,377.16         11,004.72         10,668.51          9,963.08
05/31/06        11,012.90         10,786.52         10,384.10          9,952.45
06/30/06        11,032.39         10,780.07         10,402.75          9,973.55
07/31/06        11,022.06         10,830.39         10,374.83         10,108.41
08/31/06        11,291.69         11,038.68         10,514.46         10,263.15
09/30/06        11,544.46         11,197.81         10,732.95         10,353.30
10/31/06        11,960.03         11,458.68         10,943.54         10,421.79
11/30/06        12,220.25         11,679.41         11,112.01         10,542.69
12/31/06        12,366.60         11,765.79         11,187.19         10,481.51
01/31/07        12,601.99         11,892.68         11,360.11         10,477.21
02/28/07        12,395.26         11,847.29         11,307.48         10,638.77
03/31/07        12,524.28         11,948.94         11,376.06         10,639.09
04/30/07        13,024.58         12,292.60         11,663.29         10,696.46
05/31/07        13,499.23         12,556.73         11,867.38         10,615.40
06/30/07        13,246.41         12,439.41         11,749.46         10,584.00
07/31/07        12,794.67         12,227.36         11,483.47         10,672.28
08/31/07        12,978.33         12,326.20         11,589.86         10,803.09
09/30/07        13,451.48         12,674.44         11,867.43         10,885.04
10/31/07        13,698.24         12,897.31         12,073.75         10,982.82
11/30/07        13,081.56         12,594.95         11,699.31         11,180.33
12/31/07        13,002.40         12,533.77         11,601.62         11,211.73
01/31/08        12,214.31         12,119.42         11,245.40         11,400.07
02/29/08        11,834.93         11,961.74         11,034.90         11,415.89
03/31/08        11,764.81         11,870.32         10,900.45         11,454.84
04/30/08        12,353.16         12,263.86         11,193.74         11,430.90
05/31/08        12,606.23         12,399.33         11,413.70         11,347.08
06/30/08        11,565.96         11,743.80         10,773.24         11,337.91
07/31/08        11,473.71         11,595.07         10,584.38         11,328.66
08/31/08        11,651.91         11,639.16         10,617.22         11,436.18
09/30/08        10,556.35         10,759.81          9,705.95         11,282.57
10/31/08         8,684.08          9,380.79          8,241.37         11,016.25
11/30/08         7,998.56          8,953.44          7,695.26         11,374.83
12/31/08         8,151.58          9,253.03          7,835.81         11,799.22
01/31/09         7,467.50          8,824.71          7,383.75         11,695.11
02/28/09         6,685.24          8,253.90          6,772.62         11,650.97
03/31/09         7,270.82          8,712.97          7,121.07         11,812.93
04/30/09         8,035.96          9,313.14          7,739.93         11,869.41
05/31/09         8,464.73          9,780.36          8,536.81         11,955.50
06/30/09         8,493.57          9,803.72          8,753.94         12,023.50
07/31/09         9,154.68         10,392.76          9,243.13         12,217.44
08/31/09         9,481.79         10,670.89          9,595.00         12,343.94
09/30/09         9,879.04         11,012.09         10,109.85         12,473.61
10/31/09         9,624.95         10,883.34         10,135.86         12,535.20
11/30/09        10,171.88         11,288.49         10,439.33         12,697.49
12/31/09        10,461.75         11,413.85         10,659.21         12,499.01
01/31/10        10,084.63         11,218.65         10,597.90         12,689.94
02/28/10        10,426.52         11,418.19         10,790.59         12,737.33
03/31/10        11,083.67         11,852.44         11,200.49         12,721.67
04/30/10        11,322.86         11,997.91         11,394.66         12,854.09
05/31/10        10,428.39         11,384.43         10,820.96         12,962.26
06/30/10         9,828.88         11,110.68         10,546.80         13,165.53
07/31/10        10,511.22         11,649.69         11,028.22         13,305.99
08/31/10        10,016.43         11,399.13         10,823.17         13,477.20
09/30/10        10,962.15         12,045.29         11,440.94         13,491.57
10/31/10        11,390.52         12,351.05         11,737.06         13,539.60
11/30/10        11,456.27         12,285.14         11,683.22         13,461.79
12/31/10        12,232.89         12,772.13         12,099.26         13,316.62
01/31/11        12,500.07         12,951.29         12,298.35         13,332.12
02/28/11        12,955.18         13,240.65         12,624.14         13,365.47
03/31/11        13,013.61         13,269.71         12,725.17         13,372.85
04/30/11        13,400.96         13,623.09         13,080.16         13,542.61
05/31/11        13,248.05         13,533.15         13,007.34         13,719.34
06/30/11        13,010.13         13,368.09         12,841.68         13,679.17
07/31/11        12,712.20         13,265.84         12,658.23         13,896.23
08/31/11        11,949.53         12,765.97         11,997.80         14,099.26
09/30/11        11,022.30         12,081.74         11,330.88         14,201.82
10/31/11        12,290.88         12,922.45         11,995.77         14,217.08
11/30/11        12,257.67         12,826.96         11,921.89         14,204.74
12/31/11        12,358.42         12,866.61         11,947.63         14,360.87
01/31/12        12,982.06         13,349.02         12,321.00         14,486.96
02/29/12        13,531.24         13,731.59         12,657.03         14,483.64
03/31/12        13,948.63         13,880.02         12,772.82         14,404.28
04/30/12        13,857.15         13,867.10         12,744.66         14,563.97
05/31/12        13,000.51         13,268.04         12,266.04         14,695.75
06/30/12        13,509.68         13,605.20         12,527.51         14,701.51
07/31/12        13,643.49         13,768.97         12,660.08         14,904.29
08/31/12        13,984.01         13,985.43         12,858.93         14,914.03
09/30/12        14,351.23         14,229.29         13,083.40         14,934.56
10/31/12        14,103.69         14,157.86         13,131.05         14,963.93
11/30/12        14,212.91         14,257.87         13,197.75         14,987.54
12/31/12        14,387.09         14,403.24         13,364.37         14,966.20
01/31/13        15,176.52         14,813.38         13,681.65         14,861.53
02/28/13        15,377.64         14,888.44         13,691.26         14,936.02
03/31/13        15,980.24         15,180.54         13,868.22         14,947.95
04/30/13        16,241.82         15,393.76         14,090.50         15,099.20
05/31/13        16,624.97         15,447.89         14,013.19         14,829.80
06/30/13        16,409.34         15,197.41         13,663.24         14,600.40
07/31/13        17,308.70         15,704.65         14,013.08         14,620.37
08/31/13        16,825.52         15,430.14         13,838.16         14,545.63
09/30/13        17,451.03         15,893.97         14,131.25         14,683.33
10/31/13        18,192.31         16,321.79         14,513.44         14,802.05
11/30/13        18,720.26         16,553.06         14,601.63         14,746.63
12/31/13        19,214.15         16,764.28         14,730.46         14,663.29
01/31/14        18,607.11         16,511.60         14,552.75         14,879.95
02/28/14        19,489.76         17,032.50         14,957.54         14,959.06
03/31/14        19,593.20         17,069.13         15,020.12         14,933.58
04/30/14        19,616.98         17,135.90         15,149.18         15,059.60
05/31/14        20,045.04         17,419.79         15,347.73         15,231.06
06/30/14        20,547.81         17,666.38         15,572.15         15,238.93
07/31/14        20,142.46         17,455.47         15,432.04         15,200.71
08/31/14        20,987.53         17,880.04         15,642.20         15,368.52
09/30/14        20,550.05         17,565.55         15,328.46         15,264.17
10/31/14        21,115.45         17,809.86         15,418.98         15,414.20
11/30/14        21,627.16         18,058.71         15,559.79         15,523.55
12/31/14        21,626.91         17,972.21         15,395.91         15,538.11
01/31/15        21,025.00         17,848.41         15,416.33         15,863.90
02/28/15        22,242.37         18,399.24         15,763.45         15,714.76
03/31/15        22,016.26         18,292.21         15,648.99         15,787.71
04/30/15        22,115.84         18,420.82         15,792.56         15,731.07
05/31/15        22,421.73         18,500.08         15,823.33         15,693.18

                    Data from 5/31/05 to 5/31/15.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderate Fund to the following benchmarks:

o The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

o The unmanaged Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within the Lipper Balanced Funds category.

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

================================================================================

8  | USAA CORNERSTONE MODERATE FUND

================================================================================

                       o TOP 10 HOLDINGS* - 5/31/15 o
                              (% of Net Assets)

iShares MSCI EAFE ETF** ................................................... 5.7%
iShares Core MSCI EAFE ETF** .............................................. 5.3%
U.S. Treasury Bond, 3.13%, 8/15/2044 ...................................... 4.5%
iShares Core S&P 500 ETF** ................................................ 4.0%
U.S. Treasury Bond, 3.00%, 5/15/2045 ...................................... 2.8%
iShares MSCI Germany ETF** ................................................ 2.4%
iShares Core MSCI Emerging Markets ETF** .................................. 2.3%
iShares Core S&P Mid-Cap ETF** ............................................ 1.9%
iShares 7-10 Year Treasury Bond ETF** ..................................... 1.8%
U.S. Treasury Bond, 3.00%, 11/15/2044 ..................................... 1.0%

 *  Excludes money market instruments.

** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 13-30.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o ASSET ALLOCATION** - 5/31/15 o

                       [PIE CHART OF ASSET ALLOCATION]

U.S. EQUITY SECURITIES*                                       32.1%
INTERNATIONAL EQUITY SECURITIES*                              22.3%
CORPORATE OBLIGATIONS                                         16.3%
U.S. TREASURY SECURITIES                                      10.7%
COMMERCIAL MORTGAGE SECURITIES                                 8.2%
EURODOLLAR AND YANKEE OBLIGATIONS                              6.3%
MONEY MARKET INSTRUMENTS                                       2.0%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES*              1.0%
COLLATERALIZED MORTGAGE OBLIGATIONS                            0.3%
ASSET-BACKED SECURITIES                                        0.2%

                            [END OF CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

 * The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

**  Excludes options.

================================================================================

10  | USAA CORNERSTONE MODERATE FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2015:

  DIVIDEND RECEIVED           LONG-TERM
DEDUCTION (CORPORATE        CAPITAL GAIN            QUALIFIED
   SHAREHOLDERS)(1)         DISTRIBUTIONS(2)      INTEREST INCOME
-----------------------------------------------------------------
      24.79%                 $8,345,000             $16,905,000
-----------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended May 31, 2015, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE MODERATE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Moderate Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Moderate Fund at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 20, 2015

================================================================================

12  | USAA CORNERSTONE MODERATE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2015

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER                                                                                               VALUE
OF SHARES     SECURITY                                                                               (000)
----------------------------------------------------------------------------------------------------------
              U.S. EQUITY SECURITIES (32.1%)

              COMMON STOCKS (19.7%)

              CONSUMER DISCRETIONARY (3.0%)
              -----------------------------
              ADVERTISING (0.1%)
    15,900    Omnicom Group, Inc.                                                             $      1,185
                                                                                              ------------
              APPAREL RETAIL (0.2%)
    31,000    TJX Companies, Inc.                                                                    1,996
                                                                                              ------------
              AUTO PARTS & EQUIPMENT (0.7%)
    72,000    Johnson Controls, Inc.                                                                 3,745
    80,000    Magna International, Inc.                                                              4,601
                                                                                              ------------
                                                                                                     8,346
                                                                                              ------------
              AUTOMOBILE MANUFACTURERS (0.1%)
    95,000    Ford Motor Co.                                                                         1,441
                                                                                              ------------
              BROADCASTING (0.2%)
    42,000    CBS Corp. "B"                                                                          2,592
                                                                                              ------------
              CABLE & SATELLITE (0.1%)
    25,120    Comcast Corp. "A"                                                                      1,469
                                                                                              ------------
              GENERAL MERCHANDISE STORES (0.2%)
    25,300    Dollar General Corp.                                                                   1,837
                                                                                              ------------
              HOME IMPROVEMENT RETAIL (0.2%)
    23,800    Home Depot, Inc.                                                                       2,652
                                                                                              ------------
              HOTELS, RESORTS & CRUISE LINES (0.8%)
    86,300    Carnival Corp.                                                                         3,998
    86,500    Norwegian Cruise Line Holdings Ltd.*                                                   4,719
    15,000    Royal Caribbean Cruises Ltd.                                                           1,140
                                                                                              ------------
                                                                                                     9,857
                                                                                              ------------
              SPECIALIZED CONSUMER SERVICES (0.2%)
    58,200    H&R Block, Inc.                                                                        1,847
                                                                                              ------------
              SPECIALTY STORES (0.2%)
    14,664    Signet Jewelers Ltd.                                                                   1,896
                                                                                              ------------
              Total Consumer Discretionary                                                          35,118
                                                                                              ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER                                                                                               VALUE
OF SHARES     SECURITY                                                                               (000)
----------------------------------------------------------------------------------------------------------
              CONSUMER STAPLES (0.7%)
              -----------------------
              DRUG RETAIL (0.6%)
    21,530    CVS Health Corp.                                                                $      2,204
    45,800    Walgreens Boots Alliance, Inc.                                                         3,932
                                                                                              ------------
                                                                                                     6,136
                                                                                              ------------
              HOUSEHOLD PRODUCTS (0.1%)
    18,100    Procter & Gamble Co.                                                                   1,419
                                                                                              ------------
              Total Consumer Staples                                                                 7,555
                                                                                              ------------
              ENERGY (1.3%)
              -------------
              INTEGRATED OIL & GAS (0.5%)
    12,330    Chevron Corp.                                                                          1,270
    65,170    Occidental Petroleum Corp.                                                             5,096
                                                                                              ------------
                                                                                                     6,366
                                                                                              ------------
              OIL & GAS EQUIPMENT & SERVICES (0.4%)
    39,040    Halliburton Co.                                                                        1,772
    27,100    Schlumberger Ltd.                                                                      2,460
                                                                                              ------------
                                                                                                     4,232
                                                                                              ------------
              OIL & GAS EXPLORATION & PRODUCTION (0.4%)
    28,800    Anadarko Petroleum Corp.                                                               2,408
    28,068    California Resources Corp.                                                               220
    53,000    Marathon Oil Corp.                                                                     1,441
                                                                                              ------------
                                                                                                     4,069
                                                                                              ------------
              Total Energy                                                                          14,667
                                                                                              ------------
              FINANCIALS (3.3%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.4%)
    13,500    Ameriprise Financial, Inc.                                                             1,682
    43,000    Bank of New York Mellon Corp.                                                          1,865
    30,000    Invesco Ltd.                                                                           1,195
                                                                                              ------------
                                                                                                     4,742
                                                                                              ------------
              CONSUMER FINANCE (0.3%)
    40,800    Capital One Financial Corp.                                                            3,409
                                                                                              ------------
              DIVERSIFIED BANKS (1.5%)
   340,000    Bank of America Corp.                                                                  5,610
    71,833    Citigroup, Inc.                                                                        3,885
    93,400    JPMorgan Chase & Co.                                                                   6,144
    23,040    Wells Fargo & Co.                                                                      1,289
                                                                                              ------------
                                                                                                    16,928
                                                                                              ------------

================================================================================

14  | USAA CORNERSTONE MODERATE FUND

================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER                                                                                               VALUE
OF SHARES     SECURITY                                                                               (000)
----------------------------------------------------------------------------------------------------------
              LIFE & HEALTH INSURANCE (0.2%)
    54,500    MetLife, Inc.                                                                   $      2,848
                                                                                              ------------
              MULTI-LINE INSURANCE (0.1%)
    19,300    American International Group, Inc.                                                     1,131
                                                                                              ------------
              REGIONAL BANKS (0.6%)
    30,830    CIT Group, Inc.                                                                        1,426
    85,000    Fifth Third Bancorp                                                                    1,720
   287,000    KeyCorp                                                                                4,185
                                                                                              ------------
                                                                                                     7,331
                                                                                              ------------
              SPECIALIZED FINANCE (0.2%)
     8,450    Intercontinental Exchange, Inc.                                                        2,001
                                                                                              ------------
              Total Financials                                                                      38,390
                                                                                              ------------
              HEALTH CARE (3.4%)
              ------------------
              BIOTECHNOLOGY (0.8%)
    12,500    Amgen, Inc.                                                                            1,953
    64,400    Gilead Sciences, Inc.*                                                                 7,230
                                                                                              ------------
                                                                                                     9,183
                                                                                              ------------
              HEALTH CARE DISTRIBUTORS (0.2%)
    35,300    Cardinal Health, Inc.                                                                  3,112
                                                                                              ------------
              HEALTH CARE EQUIPMENT (0.6%)
    75,000    Hologic, Inc.*                                                                         2,683
    56,300    Medtronic plc                                                                          4,297
                                                                                              ------------
                                                                                                     6,980
                                                                                              ------------
              HEALTH CARE TECHNOLOGY (0.1%)
    38,000    Veeva Systems, Inc. "A"*                                                               1,031
                                                                                              ------------
              PHARMACEUTICALS (1.7%)
   147,250    AbbVie, Inc.                                                                           9,805
     4,000    Actavis plc*                                                                           1,227
    11,940    Johnson & Johnson                                                                      1,196
    42,900    Merck & Co., Inc.                                                                      2,612
   126,634    Pfizer, Inc.                                                                           4,401
                                                                                              ------------
                                                                                                    19,241
                                                                                              ------------
              Total Health Care                                                                     39,547
                                                                                              ------------
              INDUSTRIALS (2.3%)
              ------------------
              AEROSPACE & DEFENSE (0.3%)
     5,800    Raytheon Co.                                                                             599
    12,600    Spirit AeroSystems Holdings, Inc. "A"*                                                   688

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER                                                                                               VALUE
OF SHARES     SECURITY                                                                               (000)
----------------------------------------------------------------------------------------------------------

     5,000    TransDigm Group, Inc.                                                           $      1,130
    10,330    United Technologies Corp.                                                              1,210
                                                                                              ------------
                                                                                                     3,627
                                                                                              ------------
              AIRLINES (0.2%)
    57,000    Southwest Airlines Co.                                                                 2,112
                                                                                              ------------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
    50,800    Eaton Corp. plc                                                                        3,637
                                                                                              ------------
              ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
    48,300    Republic Services, Inc.                                                                1,946
                                                                                              ------------
              INDUSTRIAL CONGLOMERATES (1.1%)
    24,000    Carlisle Companies, Inc.                                                               2,380
   374,890    General Electric Co.                                                                  10,223
                                                                                              ------------
                                                                                                    12,603
                                                                                              ------------
              INDUSTRIAL MACHINERY (0.1%)
    13,000    Stanley Black & Decker, Inc.                                                           1,331
                                                                                              ------------
              RAILROADS (0.1%)
    10,000    Kansas City Southern                                                                     905
                                                                                              ------------
              Total Industrials                                                                     26,161
                                                                                              ------------
              INFORMATION TECHNOLOGY (4.8%)
              -----------------------------
              APPLICATION SOFTWARE (0.2%)
    22,500    Adobe Systems, Inc.*                                                                   1,780
                                                                                              ------------
              COMMUNICATIONS EQUIPMENT (1.1%)
   259,456    Cisco Systems, Inc.                                                                    7,605
    48,100    Juniper Networks, Inc.                                                                 1,337
    47,000    QUALCOMM, Inc.                                                                         3,275
                                                                                              ------------
                                                                                                    12,217
                                                                                              ------------
              DATA PROCESSING & OUTSOURCED SERVICES (0.2%)
    10,000    MasterCard, Inc. "A"                                                                     923
    28,800    Visa, Inc. "A"                                                                         1,978
                                                                                              ------------
                                                                                                     2,901
                                                                                              ------------
              INTERNET SOFTWARE & SERVICES (0.4%)
    22,500    Facebook, Inc. "A"*                                                                    1,782
     6,060    Google, Inc. "A"*                                                                      3,304
                                                                                              ------------
                                                                                                     5,086
                                                                                              ------------
              SEMICONDUCTOR EQUIPMENT (0.4%)
   207,800    Applied Materials, Inc.                                                                4,183
                                                                                              ------------

================================================================================

16  | USAA CORNERSTONE MODERATE FUND

================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER                                                                                               VALUE
OF SHARES    SECURITY                                                                                (000)
----------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS (0.7%)
    47,200   Broadcom Corp. "A"                                                               $      2,683
    78,790   Intel Corp.                                                                             2,715
    69,000   Micron Technology, Inc.*                                                                1,927
    23,900   Texas Instruments, Inc.                                                                 1,337
                                                                                              ------------
                                                                                                     8,662
                                                                                              ------------
             SYSTEMS SOFTWARE (0.5%)
   117,280   Microsoft Corp.                                                                         5,496
                                                                                              ------------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.3%)
    55,230   Apple, Inc.                                                                             7,195
    96,800   Hewlett-Packard Co.                                                                     3,233
    46,600   Seagate Technology plc                                                                  2,593
    17,000   Western Digital Corp.                                                                   1,655
                                                                                              ------------
                                                                                                    14,676
                                                                                              ------------
             Total Information Technology                                                           55,001
                                                                                              ------------
             MATERIALS (0.5%)
             ----------------
             DIVERSIFIED CHEMICALS (0.2%)
    88,000   Huntsman Corp.                                                                          1,975
                                                                                              ------------
             DIVERSIFIED METALS & MINING (0.1%)
    79,000   Freeport-McMoRan, Inc.                                                                  1,552
                                                                                              ------------
             PAPER PACKAGING (0.2%)
    37,600   Bemis Co., Inc.                                                                         1,727
                                                                                              ------------
             Total Materials                                                                         5,254
                                                                                              ------------
             TELECOMMUNICATION SERVICES (0.2%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
    53,389   Verizon Communications, Inc.                                                            2,639
                                                                                              ------------
             UTILITIES (0.2%)
             ----------------
             ELECTRIC UTILITIES (0.2%)
    32,000   Edison International                                                                    1,946
                                                                                              ------------
             MULTI-UTILITIES (0.0%)
    15,000   CMS Energy Corp.                                                                          512
                                                                                              ------------
             Total Utilities                                                                         2,458
                                                                                              ------------
             Total Common Stocks (cost: $181,986)                                                  226,790
                                                                                              ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER                                                                                               VALUE
OF SHARES    SECURITY                                                                                (000)
----------------------------------------------------------------------------------------------------------
             PREFERRED STOCKS (2.5%)

             CONSUMER STAPLES (0.9%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.9%)
   161,682   CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                     $      4,659
    58,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(a)              6,099
                                                                                              ------------
                                                                                                    10,758
                                                                                              ------------
             Total Consumer Staples                                                                 10,758
                                                                                              ------------
             ENERGY (0.6%)
             -------------
             OIL & GAS EXPLORATION & PRODUCTION (0.1%)
       700   Chesapeake Energy Corp., 5.75%, perpetual(a)                                              577
                                                                                              ------------
             OIL & GAS STORAGE & TRANSPORTATION (0.5%)
     2,050   Kinder Morgan G.P., Inc., 4.13%, cumulative redeemable(a)                               1,898
   156,338   NuStar Logistics, LP, 7.63%                                                             4,175
                                                                                              ------------
                                                                                                     6,073
                                                                                              ------------
             Total Energy                                                                            6,650
                                                                                              ------------
             FINANCIALS (0.7%)
             -----------------
             LIFE & HEALTH INSURANCE (0.3%)
   167,198   Delphi Financial Group, Inc., 7.38%, cumulative redeemable                              4,196
                                                                                              ------------
             REINSURANCE (0.0%)
     1,500   American Overseas Group Ltd., 7.50%, non-cumulative,
              perpetual, acquired 1/23/2007 - 3/09/2007; cost $1,533*(b),(c)                           375
                                                                                              ------------
             REITs - MORTGAGE (0.1%)
    24,000   Arbor Realty Trust, Inc., 7.38%                                                           595
                                                                                              ------------
             REITs - OFFICE (0.3%)
   130,027   Equity Commonwealth, Series E, 7.25%, cumulative redeemable, perpetual                  3,346
                                                                                              ------------
             Total Financials                                                                        8,512
                                                                                              ------------
             TELECOMMUNICATION SERVICES (0.3%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
   126,000   Qwest Corp., 7.50%                                                                      3,388
                                                                                              ------------
             Total Preferred Stocks (cost: $28,341)                                                 29,308
                                                                                              ------------

             EXCHANGE-TRADED FUNDS (7.7%)
   216,000   iShares Core S&P 500 ETF                                                               45,917
   141,479   iShares Core S&P Mid-Cap ETF                                                           21,540
       200   iShares Core S&P Small-Cap ETF                                                             24
   114,500   PowerShares DB Commodity Index Tracking Fund*                                           2,028
    82,800   Vanguard Mid-Cap ETF                                                                   10,733

================================================================================

18  | USAA CORNERSTONE MODERATE FUND

================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER                                                                                               VALUE
OF SHARES    SECURITY                                                                                (000)
----------------------------------------------------------------------------------------------------------
    73,600   Vanguard Small-Cap Value ETF                                                     $      8,056
                                                                                              ------------
             Total Exchange-Traded Funds (cost: $76,901)                                            88,298
                                                                                              ------------

             FIXED-INCOME EXCHANGE-TRADED FUNDS (2.2%)
    39,800   iShares 20+ Year Treasury Bond ETF                                                      4,885
   190,100   iShares 7-10 Year Treasury Bond ETF                                                    20,326
                                                                                              ------------
             Total Fixed-Income Exchange-Traded Funds (cost: $25,262)                               25,211
                                                                                              ------------
             Total U.S. Equity Securities(cost: $312,490)                                          369,607
                                                                                              ------------

             INTERNATIONAL EQUITY SECURITIES (22.3%)

             COMMON STOCKS (1.5%)

             CONSUMER DISCRETIONARY (0.2%)
             -----------------------------
             AUTO PARTS & EQUIPMENT (0.2%)
    30,000   Delphi Automotive plc                                                                   2,609
                                                                                              ------------
             ENERGY (0.2%)
             -------------
             INTEGRATED OIL & GAS (0.2%)
    32,100   Royal Dutch Shell plc ADR "A"                                                           1,917
                                                                                              ------------
             HEALTH CARE (0.6%)
             ------------------
             PHARMACEUTICALS (0.6%)
    50,700   Novartis AG ADR                                                                         5,209
    35,000   Roche Holding AG ADR                                                                    1,346
                                                                                              ------------
                                                                                                     6,555
                                                                                              ------------
             Total Health Care                                                                       6,555
                                                                                              ------------
             INDUSTRIALS (0.2%)
             ------------------
             RAILROADS (0.2%)
    10,900   Canadian Pacific Railway Ltd.                                                           1,795
                                                                                              ------------
             INFORMATION TECHNOLOGY (0.2%)
             -----------------------------
             SEMICONDUCTORS (0.2%)
    20,328   NXP Semiconductors N.V.*                                                                2,282
                                                                                              ------------
             TELECOMMUNICATION SERVICES (0.1%)
             ---------------------------------
             WIRELESS TELECOMMUNICATION SERVICES (0.1%)
    36,209   Vodafone Group plc ADR                                                                  1,413
                                                                                              ------------
             Total Common Stocks (cost: $13,367)                                                    16,571
                                                                                              ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER                                                                                               VALUE
OF SHARES    SECURITY                                                                                (000)
----------------------------------------------------------------------------------------------------------
             EXCHANGE-TRADED FUNDS (20.8%)
    82,387   EGShares Emerging Markets Consumer ETF                                            $     2,178
   992,460   iShares Core MSCI EAFE ETF                                                             60,401
   537,500   iShares Core MSCI Emerging Markets ETF                                                 26,848
   161,700   iShares Currency Hedged MSCI EAFE ETF                                                   4,636
   984,997   iShares MSCI EAFE ETF                                                                  65,640
   962,339   iShares MSCI Germany ETF                                                               28,014
    19,180   iShares MSCI Philippines ETF                                                              760
    57,438   iShares MSCI Turkey ETF                                                                 2,688
   268,000   PowerShares FTSE RAFI Emerging Markets Portfolio                                        5,261
    26,600   SPDR S&P China ETF                                                                      2,515
    34,497   SPDR S&P Emerging Markets SmallCap ETF                                                  1,644
   183,600   Vanguard FTSE European ETF                                                             10,406
    55,946   WisdomTree Emerging Markets Equity Income Fund                                          2,520
    59,797   WisdomTree Emerging Markets SmallCap Dividend Fund                                      2,721
   107,600   WisdomTree Europe Hedged Equity ETF                                                     7,006
   223,351   WisdomTree India Earnings Fund                                                          4,941
   189,600   WisdomTree Japan Hedged Equity Index Fund                                              11,334
                                                                                               -----------
             Total Exchange-Traded Funds (cost: $219,543)                                          239,513
                                                                                               -----------
             Total International Equity Securities (cost: $232,910)                                256,084
                                                                                               -----------

             PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (1.0%)

             GOLD (0.1%)

             NORTH AMERICAN GOLD COMPANIES (0.1%)
    32,000   Goldcorp, Inc. (cost: $560)                                                               568
                                                                                               -----------

             EXCHANGE-TRADED FUNDS (0.9%)
    65,300   First Trust Global Tactical Commodity Strategy Fund*                                    1,605
    69,416   iShares Silver Trust*                                                                   1,111
    81,400   Market Vectors Gold Miners ETF                                                          1,594
   141,800   United States Commodity Index Fund*                                                     6,540
                                                                                               -----------
             Total Exchange-Traded Funds (cost: $11,125)                                            10,850
                                                                                               -----------
             Total Precious Metals and Commodity-Related Securities (cost: $11,685)                 11,418
                                                                                               -----------

================================================================================

20  | USAA CORNERSTONE MODERATE FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                        COUPON                                 VALUE
(000)        SECURITY                                          RATE       MATURITY                   (000)
----------------------------------------------------------------------------------------------------------
             BONDS (42.0%)

             CORPORATE OBLIGATIONS (16.3%)

             CONSUMER DISCRETIONARY (0.2%)
             -----------------------------
             PUBLISHING (0.1%)
$      746   Cengage Learning Acquisitions, Inc.(d)            8.25%      3/31/2020            $       750
                                                                                               -----------
             SPECIALTY STORES (0.1%)
     1,000   Guitar Center, Inc.(a)                            6.50       4/15/2019                    907
       700   Toys R Us Property Co. II, LLC                    8.50      12/01/2017                    709
                                                                                               -----------
                                                                                                     1,616
                                                                                               -----------
             Total Consumer Discretionary                                                            2,366
                                                                                               -----------
             CONSUMER STAPLES (0.1%)
             -----------------------
             PACKAGED FOODS & MEAT (0.1%)
     1,500   J. M. Smucker Co.(a)                              4.38       3/15/2045                  1,471
                                                                                               -----------
             ENERGY (2.2%)
             -------------
             OIL & GAS DRILLING (0.1%)
     1,407   Schahin II Finance Co. SPV Ltd.(a)                5.88       9/25/2023                    693
                                                                                               -----------
             OIL & GAS EXPLORATION & PRODUCTION (0.2%)
       700   American Energy - Permian Basin, LLC(a)           7.38      11/01/2021                    483
     1,000   Newfield Exploration Co.                          5.38       1/01/2026                  1,040
       900   Samson Investment Co.(d)                          5.00       9/25/2018                    442
                                                                                               -----------
                                                                                                     1,965
                                                                                               -----------
             OIL & GAS STORAGE & TRANSPORTATION (1.9%)
     5,700   DCP Midstream, LLC(a)                             5.85       5/21/2043                  4,731
     3,059   Enbridge Energy Partners, LP                      8.05      10/01/2077                  3,181
     7,300   Energy Transfer Partners, LP                      3.30(e)   11/01/2066                  6,388
     4,000   Enterprise Products Operating, LLC                7.00       6/01/2067                  4,040
       800   Martin Midstream Partners, LP                     7.25       2/15/2021                    800
     1,000   Southern Union Co.                                3.30(e)   11/01/2066                    775
     2,500   TEPPCO Partners, LP                               7.00       6/01/2067                  2,459
                                                                                               -----------
                                                                                                    22,374
                                                                                               -----------
             Total Energy                                                                           25,032
                                                                                               -----------
             FINANCIALS (10.3%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.9%)
     6,000   Prospect Capital Corp.                            5.00       7/15/2019                  6,256
     4,200   State Street Capital Trust IV                     1.27(e)    6/01/2077                  3,596
     1,200   Walter Investment Management Corp.                7.88      12/15/2021                  1,107
                                                                                               -----------
                                                                                                    10,959
                                                                                               -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                        COUPON                                 VALUE
(000)        SECURITY                                          RATE       MATURITY                   (000)
----------------------------------------------------------------------------------------------------------
             DIVERSIFIED BANKS (0.5%)
$      600   Compass Bank                                      6.40%     10/01/2017            $       655
     2,100   JPMorgan Chase Capital XIII                       1.22(e)    9/30/2034                  1,775
     4,500   JPMorgan Chase Capital XXI                        1.23(e)    1/15/2087                  3,752
                                                                                               -----------
                                                                                                     6,182
                                                                                               -----------
             LIFE & HEALTH INSURANCE (1.5%)
     5,500   Lincoln National Corp.                            7.00       5/17/2066                  4,964
     2,000   Lincoln National Corp.                            6.05       4/20/2067                  1,840
     4,000   Prudential Financial, Inc.                        5.63       6/15/2043                  4,255
     1,000   Prudential Financial, Inc.                        5.20       3/15/2044                  1,010
     6,150   StanCorp Financial Group, Inc.                    6.90       6/01/2067                  5,735
                                                                                               -----------
                                                                                                    17,804
                                                                                               -----------
             MULTI-LINE INSURANCE (1.6%)
     7,000   Genworth Holdings, Inc.                           6.15      11/15/2066                  4,410
     8,300   Glen Meadow Pass-Through Trust(a)                 6.51       2/12/2067                  7,740
     6,670   Nationwide Mutual Insurance Co.(a)                2.56(e)   12/15/2024                  6,684
                                                                                               -----------
                                                                                                    18,834
                                                                                               -----------
             MULTI-SECTOR HOLDINGS (0.3%)
     3,000   BNSF Funding Trust I                              6.61      12/15/2055                  3,442
                                                                                               -----------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
     3,000   GE Capital Trust I                                6.38      11/15/2067                  3,268
                                                                                               -----------
             PROPERTY & CASUALTY INSURANCE (2.7%)
     5,000   Allstate Corp.                                    5.75       8/15/2053                  5,391
     5,800   AmTrust Financial Services, Inc.                  6.13       8/15/2023                  6,140
     4,875   HSB Group, Inc.(c)                                1.19(e)    7/15/2027                  3,071
     4,530   Ironshore Holdings, Inc.(a)                       8.50       5/15/2020                  5,427
     9,600   Oil Insurance Ltd.(a)                             3.26(e)            -(f)               8,280
     2,500   Travelers Companies, Inc.                         6.25       3/15/2067                  2,625
                                                                                               -----------
                                                                                                    30,934
                                                                                               -----------
             REAL ESTATE DEVELOPMENT (0.1%)
       800   Forestar USA Real Estate Group, Inc.(a)           8.50       6/01/2022                    814
                                                                                               -----------
             REGIONAL BANKS (2.0%)
     1,000   Allfirst Preferred Capital Trust                  1.78(e)    7/15/2029                    905
     2,000   Compass Bank                                      3.88       4/10/2025                  1,953
     4,000   Cullen/Frost Capital Trust II                     1.81(e)    3/01/2034                  3,523
     2,850   First Maryland Capital Trust I                    1.28(e)    1/15/2027                  2,561
     2,500   First Tennessee Bank, N.A.                        5.65       4/01/2016                  2,592
     2,400   Fulton Capital Trust I                            6.29       2/01/2036                  2,394
     2,000   Huntington Capital Trust II "B"                   0.90(e)    6/15/2028                  1,620

================================================================================

22  | USAA CORNERSTONE MODERATE FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                        COUPON                                 VALUE
(000)(h)     SECURITY                                          RATE       MATURITY                   (000)
----------------------------------------------------------------------------------------------------------
$    2,000   Manufacturers & Traders Trust Co.                 5.63%     12/01/2021            $     2,080
     6,000   SunTrust Capital I                                0.94(e)    5/15/2027                  4,996
                                                                                               -----------
                                                                                                    22,624
                                                                                               -----------
             REINSURANCE (0.3%)
     1,500   Alterra USA Holdings Ltd.(a)                      7.20       4/14/2017                  1,623
     1,500   Platinum Underwriters Finance, Inc.               7.50       6/01/2017                  1,657
                                                                                               -----------
                                                                                                     3,280
                                                                                               -----------
             THRIFTS & MORTGAGE FINANCE (0.1%)
     1,000   Ocwen Financial Corp.(a)                          7.13       5/15/2019                    942
                                                                                               -----------
             Total Financials                                                                      119,083
                                                                                               -----------
             INDUSTRIALS (0.5%)
             ------------------
             AEROSPACE & DEFENSE (0.1%)
       500   Constellis Holdings, LLC & Constellis Finance
              Corp.(a)                                         9.75       5/15/2020                    497
       500   Moog, Inc.(a)                                     5.25      12/01/2022                    517
                                                                                               -----------
                                                                                                     1,014
                                                                                               -----------
             AIRLINES (0.1%)
       651   America West Airlines, Inc. Pass-Through Trust
              (INS)                                            7.93       7/02/2020                    722
                                                                                               -----------
             MARINE (0.1%)
       800   Navios Maritime Holdings, Inc.(a)                 7.38       1/15/2022                    734
                                                                                               -----------
             RAILROADS (0.0%)
       350   Florida East Coast Holdings Corp.(a)              6.75       5/01/2019                    350
                                                                                               -----------
             TRADING COMPANIES & DISTRIBUTORS (0.2%)
     1,000   ILFC E-Capital Trust I(a)                         4.09(e)   12/21/2065                    978
     2,000   ILFC E-Capital Trust II(a)                        6.25(e)   12/21/2065                  1,980
                                                                                               -----------
                                                                                                     2,958
                                                                                               -----------
             Total Industrials                                                                       5,778
                                                                                               -----------
             MATERIALS (0.1%)
             ----------------
             GOLD (0.1%)
        92   Allied Nevada Gold Corp., DIP(c),(d),(g)          12.00      3/10/2016                    111
       113   Allied Nevada Gold Corp., DIP(c),(m),(n)              -(o)   3/10/2016                    136
 CAD 2,550   Allied Nevada Gold Corp.(a),(i)                   8.75       6/01/2019                    503
                                                                                               -----------
                                                                                                       750
                                                                                               -----------
             Total Materials                                                                           750
                                                                                               -----------
             TELECOMMUNICATION SERVICES (0.1%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.0%)
       300   GCI, Inc.                                         6.88       4/15/2025                    309
                                                                                               -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                        COUPON                                 VALUE
(000)        SECURITY                                          RATE       MATURITY                   (000)
----------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES (0.1%)
$      700   Sprint Corp.                                      7.13%      6/15/2024            $       679
                                                                                               -----------
             Total Telecommunication Services                                                          988
                                                                                               -----------
             UTILITIES (2.8%)
             ----------------
             ELECTRIC UTILITIES (0.9%)
     2,800   NextEra Energy Capital Holdings, Inc.             6.35      10/01/2066                  2,591
     1,750   NextEra Energy Capital Holdings, Inc.             6.65       6/15/2067                  1,637
     2,150   NextEra Energy Capital Holdings, Inc.             7.30       9/01/2067                  2,233
     3,312   PPL Capital Funding, Inc.                         6.70       3/30/2067                  3,046
     1,869   Texas Competitive Electric Holdings Co., LLC(d)   4.67      10/10/2017                  1,140
                                                                                               -----------
                                                                                                    10,647
                                                                                               -----------
             MULTI-UTILITIES (1.9%)
     2,500   Dominion Resources, Inc.                          7.50       6/30/2066                  2,531
     2,900   Dominion Resources, Inc.                          2.57(e)    9/30/2066                  2,686
     3,342   Integrys Energy Group, Inc.                       6.11      12/01/2066                  3,176
     7,000   Puget Sound Energy, Inc.                          6.97       6/01/2067                  6,668
     7,000   Wisconsin Energy Corp.                            6.25       5/15/2067                  6,781
                                                                                               -----------
                                                                                                    21,842
                                                                                               -----------
             Total Utilities                                                                        32,489
                                                                                               -----------
             Total Corporate Obligations (cost: $180,632)                                          187,957
                                                                                               -----------

             EURODOLLAR AND YANKEE OBLIGATIONS (6.3%)

             ENERGY (0.5%)
             -------------
             OIL & GAS STORAGE & TRANSPORTATION (0.5%)
     5,544   TransCanada PipeLines Ltd.                        6.35       5/15/2067                  5,302
       600   TransCanada Trust                                 5.63       5/20/2075                    613
                                                                                               -----------
                                                                                                     5,915
                                                                                               -----------
             Total Energy                                                                            5,915
                                                                                               -----------
             FINANCIALS (2.8%)
             -----------------
             DIVERSIFIED BANKS (1.5%)
     8,030   Barclays Bank plc                                 0.63(e)            -(f)               5,019
       350   Barclays Bank plc                                 0.63(e)            -(f)                 222
       500   Barclays Bank plc                                 0.69(e)            -(f)                 320
       900   Barclays Bank plc(a)                              7.70               -(f)               1,009
     9,500   HSBC Bank plc                                     0.69(e)            -(f)               6,038
     1,000   LBI hf, acquired 10/12/2007;
              cost $1,000(a),(b),(c),(i)                       7.43               -(f)                   -
     6,800   Lloyds Bank plc                                   0.60(e)            -(f)               4,318
                                                                                               -----------
                                                                                                    16,926
                                                                                               -----------

================================================================================

24  | USAA CORNERSTONE MODERATE FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                        COUPON                                 VALUE
(000)        SECURITY                                          RATE       MATURITY                   (000)
----------------------------------------------------------------------------------------------------------
             LIFE & HEALTH INSURANCE (0.4%)
$    4,750   Great-West Life & Annuity Insurance Capital,
              LP(a)                                            7.15%      5/16/2046            $     4,809
                                                                                               -----------
             PROPERTY & CASUALTY INSURANCE (0.6%)
     6,130   QBE Capital Funding III Ltd.(a)                   7.25       5/24/2041                  6,912
                                                                                               -----------
             REGIONAL BANKS (0.0%)
     2,000   Glitnir Banki hf, acquired
               9/11/2006 - 10/18/2006;
               cost $2,034(a),(b),(c),(i)                      7.45               -(f)                   -
                                                                                               -----------
             REINSURANCE (0.3%)
     4,000   Swiss Re Capital I, LP(a)                         6.85               -(f)               4,140
                                                                                               -----------
             Total Financials                                                                       32,787
                                                                                               -----------
             GOVERNMENT (0.3%)
             -----------------
             FOREIGN GOVERNMENT (0.3%)
     2,620   Italy Government International Bond               5.38       6/15/2033                  3,063
                                                                                               -----------
             MATERIALS (1.4%)
             ----------------
             COMMODITY CHEMICALS (0.3%)
     3,000   Braskem Finance Ltd.                              6.45       2/03/2024                  3,053
                                                                                               -----------
             DIVERSIFIED METALS & MINING (0.1%)
       800   Vedanta Resources plc(a)                          6.00       1/31/2019                    752
                                                                                               -----------
             GOLD (1.0%)
     5,600   Kinross Gold Corp.                                5.95       3/15/2024                  5,450
     4,285   Newcrest Finance Proprietary Ltd.(a)              4.45      11/15/2021                  4,315
     2,200   St. Barbara Ltd.(a)                               8.88       4/15/2018                  2,068
                                                                                               -----------
                                                                                                    11,833
                                                                                               -----------
             Total Materials                                                                        15,638
                                                                                               -----------
             UTILITIES (1.3%)
             ----------------
             ELECTRIC UTILITIES (1.3%)
     3,000   EDP Finance B.V.(a)                               4.13       1/15/2020                  3,095
     4,500   Electricite De France S.A.(a)                     5.25               -(f)               4,693
     5,700   Enel S.p.A.(a)                                    8.75       9/24/2073                  6,811
                                                                                               -----------
                                                                                                    14,599
                                                                                               -----------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
       300   AES Gener S.A.(a)                                 8.38      12/18/2073                    329
                                                                                               -----------
             Total Utilities                                                                        14,928
                                                                                               -----------
             Total Eurodollar and Yankee Obligations (cost: $70,453)                                72,331
                                                                                               -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                        COUPON                                 VALUE
(000)        SECURITY                                          RATE       MATURITY                   (000)
----------------------------------------------------------------------------------------------------------
             ASSET-BACKED SECURITIES (0.2%)

             FINANCIALS (0.2%)
             -----------------
             ASSET-BACKED FINANCING (0.2%)
$    2,000   SLC Student Loan Trust                            0.73%(e)   7/15/2036            $     1,770
       589   SLM Student Loan Trust                            0.83(e)   10/25/2038                    538
                                                                                               -----------
                                                                                                     2,308
                                                                                               -----------
             Total Financials                                                                        2,308
                                                                                               -----------
             Total Asset-Backed Securities (cost: $1,985)                                            2,308
                                                                                               -----------

             COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%)

             FINANCIALS (0.3%)
             -----------------
       466   Sequoia Mortgage Trust                            1.08(e)    9/20/2033                    408
     2,867   Structured Asset Mortgage Investments, Inc.       0.69(e)    7/19/2035                  2,609
       494   Wells Fargo Mortgage Backed Securities Trust      2.67(e)    4/25/2035                    474
                                                                                               -----------
             Total Financials                                                                        3,491
                                                                                               -----------
             Total Collateralized Mortgage Obligations (cost: $3,500)                                3,491
                                                                                               -----------

             COMMERCIAL MORTGAGE SECURITIES (8.2%)

             FINANCIALS (8.2%)
             -----------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES (8.2%)
     1,000   Banc of America Commercial Mortgage, Inc.         5.35      11/10/2042                    999
     3,238   Banc of America Commercial Mortgage, Inc.         5.84       7/10/2044                  3,333
     3,000   Banc of America Commercial Mortgage, Inc.         5.76       5/10/2045                  3,114
     1,000   Banc of America Commercial Mortgage, Inc.         5.42      10/10/2045                  1,036
     3,221   Banc of America Commercial Mortgage, Inc.(a)      5.94       9/10/2047                  3,239
     4,000   Banc of America Commercial Mortgage, Inc.         6.26       2/10/2051                  4,285
     2,000   BCRR Trust(a)                                     5.86       7/17/2040                  2,143
       400   Bear Stearns Commercial Mortgage Securities, Inc. 5.43      12/11/2040                    400
     2,000   Bear Stearns Commercial Mortgage Securities, Inc. 5.21       2/11/2041                  2,000
     4,034   Bear Stearns Commercial Mortgage Securities,
              Inc.(a)                                          5.66       9/11/2041                  3,969
       900   Bear Stearns Commercial Mortgage Securities, Inc. 5.60      10/12/2041                    918
     3,200   Bear Stearns Commercial Mortgage Securities, Inc. 4.99       9/11/2042                  3,230
       500   CD Commercial Mortgage Trust                      5.69      10/15/2048                    480
       900   Citigroup Commercial Mortgage Trust               5.78       3/15/2049                    931
       800   Citigroup Commercial Mortgage Trust               6.14      12/10/2049                    798
     3,000   Commercial Mortgage Loan Trust                    6.04      12/10/2049                  3,056
     1,000   Commercial Mortgage Loan Trust(a)                 5.54      12/11/2049                  1,050
     3,000   Commercial Mortgage Trust                         5.38      12/10/2046                  3,051
     7,400   Credit Suisse Commercial Mortgage
              Pass-Through Trust                               0.38       2/15/2040                  6,549

================================================================================

26  | USAA CORNERSTONE MODERATE FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                        COUPON                                 VALUE
(000)        SECURITY                                          RATE       MATURITY                   (000)
----------------------------------------------------------------------------------------------------------
$    4,000   GE Capital Commercial Mortgage Corp.              5.27%      3/10/2044            $     4,038
     3,600   GE Capital Commercial Mortgage Corp.              5.32      11/10/2045                  3,616
     1,900   GE Capital Commercial Mortgage Corp.              5.61      12/10/2049                  1,988
     1,081   GMAC Commercial Mortgage Securities, Inc.         4.97      12/10/2041                  1,126
       500   GMAC Commercial Mortgage Securities, Inc.         4.98      12/10/2041                    549
       930   GMAC Commercial Mortgage Securities, Inc.         4.81       5/10/2043                    921
     2,850   GS Mortgage Securities Corp. II                   5.52       4/10/2038                  2,913
     4,500   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                               5.04      10/15/2042                  4,526
     3,210   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                               5.57       4/15/2043                  3,291
     1,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                               5.39      12/15/2044                  1,022
     1,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                               5.39      12/15/2044                  1,021
     4,500   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                               5.91       4/15/2045                  4,506
       900   LB-UBS Commercial Mortgage Trust                  5.28       2/15/2041                    911
     1,000   Merrill Lynch Mortgage Trust                      5.27       7/12/2038                  1,010
       400   Merrill Lynch Mortgage Trust                      5.30       7/12/2038                    403
     4,000   Merrill Lynch Mortgage Trust                      5.68       5/12/2039                  4,046
       341   Merrill Lynch Mortgage Trust                      5.01      10/12/2041                    341
     1,000   ML-CFC Commercial Mortgage Trust                  5.42       8/12/2048                  1,053
     1,500   ML-CFC Commercial Mortgage Trust                  5.88       8/12/2049                  1,534
       460   ML-CFC Commercial Mortgage Trust                  5.86       9/12/2049                    501
     4,150   Morgan Stanley Capital I Trust                    5.19      11/14/2042                  4,176
       800   Morgan Stanley Capital I Trust                    5.50       3/12/2044                    800
       878   Morgan Stanley Capital I, Inc.                    5.15       8/13/2042                    877
       723   Morgan Stanley Capital I, Inc.                    5.17       8/13/2042                    722
     3,150   Wachovia Bank Commercial Mortgage Trust           5.71       5/15/2043                  3,246
       500   Wachovia Bank Commercial Mortgage Trust(a)        4.99       5/15/2044                    499
                                                                                               -----------
                                                                                                    94,217
                                                                                               -----------
             Total Financials                                                                       94,217
                                                                                               -----------
             Total Commercial Mortgage Securities (cost: $88,339)                                   94,217
                                                                                               -----------

             U.S. TREASURY SECURITIES (10.7%)

             BONDS (9.0%)
       750   2.50%, 2/15/2045                                                                          695
    16,250   2.95%, 8/15/2044 (STRIPS Principal)(l)                                                  6,843
    11,600   3.00%, 11/15/2044(p)                                                                   11,924
    31,000   3.00%, 5/15/2045                                                                       31,952
    49,500   3.13%, 8/15/2044                                                                       52,103
                                                                                               -----------
                                                                                                   103,517
                                                                                               -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                        COUPON                                 VALUE
(000)        SECURITY                                          RATE       MATURITY                   (000)
----------------------------------------------------------------------------------------------------------
             NOTES (1.7%)
$    3,750   1.63%, 8/15/2022                                                                  $     3,690
       690   2.00%, 2/15/2023                                                                          694
     2,000   2.25%, 11/15/2024                                                                       2,028
     8,500   2.38%, 8/15/2024                                                                        8,721
     4,200   2.75%, 11/15/2023                                                                       4,451
                                                                                               -----------
                                                                                                    19,584
                                                                                               -----------
             Total U.S. Treasury Securities (cost: $119,393)                                       123,101
                                                                                               -----------
             Total Bonds (cost: $464,302)                                                          483,405
                                                                                               -----------

             MONEY MARKET INSTRUMENTS (2.0%)

             COMMERCIAL PAPER (0.1%)

             MATERIALS (0.1%)
             ----------------
             DIVERSIFIED CHEMICALS (0.1%)
     1,376   FMC Corp.(a),(j)                                  0.37%      6/01/2015                  1,376
                                                                                               -----------

----------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
----------------------------------------------------------------------------------------------------------
             MONEY MARKET FUNDS (1.9%)
22,156,434   State Street Institutional Liquid Reserves Fund Premier Class, 0.10%(k)                22,156
                                                                                               -----------
             Total Money Market Instruments (cost: $23,532)                                         23,532
                                                                                               -----------

             TOTAL INVESTMENTS (COST: $1,044,919)                                              $ 1,144,046
                                                                                               ===========
----------------------------------------------------------------------------------------------------------
NUMBER OF
CONTRACTS
----------------------------------------------------------------------------------------------------------
             PURCHASED OPTIONS (0.0%)
       115   Put - S&P 500 Index expiring January 15, 2016 at 1900                                     535
       115   Put - S&P 500 Index expiring June 30, 2015 at 1800                                         11
                                                                                               -----------

             TOTAL PURCHASED OPTIONS (COST: $981)                                              $       546
                                                                                               ===========

             WRITTEN OPTIONS (0.0%)
      (115)  Put - S&P 500 Index expiring January 15, 2016 at 1700                                    (238)
      (115)  Put - S&P 500 Index expiring June 30, 2015 at 1,600                                        (2)
                                                                                               -----------

             TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $442)                                   $      (240)
                                                                                               ===========

================================================================================

28  | USAA CORNERSTONE MODERATE FUND

================================================================================

----------------------------------------------------------------------------------------------------------
($ IN 000s)                                                    VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------
                                             (LEVEL 1)            (LEVEL 2)          (LEVEL 3)
                                         QUOTED PRICES    OTHER SIGNIFICANT        SIGNIFICANT
                                     IN ACTIVE MARKETS           OBSERVABLE       UNOBSERVABLE
ASSETS                            FOR IDENTICAL ASSETS               INPUTS             INPUTS       TOTAL
----------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                               $226,790             $      -             $    -  $  226,790
  Preferred Stocks                                   -               28,933                375      29,308
  Exchange-Traded Funds                         88,298                    -                  -      88,298
  Fixed-Income Exchange-
   Traded Funds                                 25,211                    -                  -      25,211
International Equity Securities:
  Common Stocks                                 16,571                    -                  -      16,571
  Exchange-Traded Funds                        239,513                    -                  -     239,513
Precious Metals and Commodity-
  Related Securities:
  Gold                                             568                    -                  -         568
  Exchange-Traded Funds                         10,850                    -                  -      10,850
Bonds:
  Corporate Obligations                              -              184,639              3,318     187,957
  Eurodollar and Yankee Obligations                  -               72,331                  -      72,331
  Asset-Backed Securities                            -                2,308                  -       2,308
  Collateralized Mortgage Obligations                -                3,491                  -       3,491
  Commercial Mortgage Securities                     -               94,217                  -      94,217
  U.S. Treasury Securities                     116,258                6,843                  -     123,101
Money Market Instruments:
  Commercial Paper                                   -                1,376                  -       1,376
  Money Market Funds                            22,156                    -                  -      22,156
Purchased Options                                  546                    -                  -         546
----------------------------------------------------------------------------------------------------------
Total                                         $746,761             $394,138             $3,693  $1,144,592
----------------------------------------------------------------------------------------------------------


                                             (LEVEL 1)            (LEVEL 2)          (LEVEL 3)
                                         QUOTED PRICES    OTHER SIGNIFICANT        SIGNIFICANT
                                     IN ACTIVE MARKETS           OBSERVABLE       UNOBSERVABLE
LIABILITIES                  FOR IDENTICAL LIABILITIES               INPUTS             INPUTS       TOTAL
----------------------------------------------------------------------------------------------------------
Written Options                                  $(240)                  $-                 $-       $(240)
----------------------------------------------------------------------------------------------------------
Total                                            $(240)                  $-                 $-       $(240)
----------------------------------------------------------------------------------------------------------
(1) Futures are valued at the unrealized appreciation/depreciation on the investment.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

----------------------------------------------------------------------------------------------------------
                                                                         PREFERRED               CORPORATE
                                                                            STOCKS             OBLIGATIONS
----------------------------------------------------------------------------------------------------------
Balance as of May 31, 2014                                                 $ 2,685                  $3,802
Purchases                                                                        -                     201
Sales                                                                       (2,385)                      -
Transfers into Level 3                                                           -                       -
Transfers out of Level 3                                                         -                       -
Net realized gain (loss) on investments                                       (165)                      -
Change in net unrealized appreciation/depreciation of investments              240                    (685)
----------------------------------------------------------------------------------------------------------
Balance as of May 31, 2015                                                 $   375                  $3,318
----------------------------------------------------------------------------------------------------------

For the period of June 1, 2014, through May 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

30  | USAA CORNERSTONE MODERATE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2015

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 29.2% of net assets at May 31, 2015.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o  CATEGORIES AND DEFINITIONS

   ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represent the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

   underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

   COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

   EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o  PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
   CAD    Canadian dollars
   DIP    Debtor-in-Possession
   REIT   Real estate investment trust
   STRIPS Separate trading of registered interest and principal of securities

   CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and

================================================================================

32  | USAA CORNERSTONE MODERATE FUND

================================================================================

   interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

   (INS) Principal and interest payments are insured by AMBAC Assurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o  SPECIFIC NOTES

   (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

   (b) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at May 31, 2015, was $375,000, which represented less than 0.1% of the Fund's net assets.

   (c) Security was fair valued at May 31, 2015, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $3,693,000, which represented 0.3% of the Fund's net assets.

   (d) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments. The interest rate is adjusted periodically, and the rate disclosed represents

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

       the current rate at May 31, 2015. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

   (e) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2015.

   (f) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

   (g) Pay-in-kind (PIK) - Security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

   (h) In U.S. dollars unless otherwise noted.

   (i) At May 31, 2015, the issuer was in default with respect to interest and/or principal payments.

   (j) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

   (k) Rate represents the money market fund annualized seven-day yield at May 31, 2015.

   (l) Zero-coupon security. Rate represents the effective yield at the date of purchase.

================================================================================

34  | USAA CORNERSTONE MODERATE FUND

================================================================================

   (m) At May 31, 2015, the aggregate market value of securities purchased on a delayed-delivery basis was $136,000.

   (n) The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. At May 31, 2015, the Fund held unfunded or partially unfunded loan commitments of $136,000, which included a $25,000 unrealized gain.

   (o) The senior loan will settle after May 31, 2015, at which time the interest rate will be determined.

   (p) At May 31, 2015, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,044,919)                   $1,144,046
   Purchased options, at market value (cost of $981)                                        546
   Cash                                                                                      20
   Cash denominated in foreign currencies (identified cost of $37)                           37
   Receivables:
       Capital shares sold                                                                  595
       USAA Asset Management Company (Note 5C)                                              138
       Dividends and interest                                                             4,615
       Securities sold                                                                   19,590
                                                                                     ----------
           Total assets                                                               1,169,587
                                                                                     ----------
LIABILITIES
   Payables:
       Securities purchased                                                              17,050
       Capital shares redeemed                                                              602
   Written options, at market value (premiums received of $442)                             240
   Accrued management fees                                                                  701
   Accrued transfer agent's fees                                                             37
   Other accrued expenses and payables                                                      159
                                                                                     ----------
           Total liabilities                                                             18,789
                                                                                     ----------
              Net assets applicable to capital shares outstanding                    $1,150,798
                                                                                     ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                   $1,043,556
   Accumulated undistributed net investment income                                        2,644
   Accumulated net realized gain on investments and options                               5,705
   Net unrealized appreciation of investments and options                                98,894
   Net unrealized depreciation of foreign currency translations                              (1)
                                                                                     ----------
              Net assets applicable to capital shares outstanding                    $1,150,798
                                                                                     ==========
   Capital shares outstanding, unlimited number of shares authorized,
       no par value                                                                      74,559
                                                                                     ==========
   Net asset value, redemption price, and offering price per share                   $    15.43
                                                                                     ==========

See accompanying notes to financial statements.

================================================================================

36  | USAA CORNERSTONE MODERATE FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $48)                                  $   14,686
   Interest                                                                              23,975
                                                                                     ----------
       Total income                                                                      38,661
                                                                                     ----------
EXPENSES
   Management fees                                                                        8,005
   Administration and servicing fees                                                      1,676
   Transfer agent's fees                                                                  2,869
   Custody and accounting fees                                                              236
   Postage                                                                                  171
   Shareholder reporting fees                                                                71
   Trustees' fees                                                                            25
   Registration fees                                                                         50
   Professional fees                                                                        122
   Other                                                                                     20
                                                                                     ----------
           Total expenses                                                                13,245
   Expenses reimbursed                                                                   (2,069)
                                                                                     ----------
           Net expenses                                                                  11,176
                                                                                     ----------
NET INVESTMENT INCOME                                                                    27,485
                                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FOREIGN CURRENCY, AND OPTIONS
   Net realized gain (loss) on:
       Unaffiliated transactions                                                         29,117
       Affiliated transactions (Note 7)                                                      21
       Long-term capital gain distributions from other investment companies                 298
       Foreign currency transactions                                                       (582)
       Options                                                                           (2,041)
   Change in net unrealized appreciation/depreciation of:
       Investments                                                                      (21,730)
       Foreign currency translations                                                         (1)
       Options                                                                            1,734
                                                                                     ----------
           Net realized and unrealized gain                                               6,816
                                                                                     ----------
   Increase in net assets resulting from operations                                  $   34,301
                                                                                     ==========
See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

-----------------------------------------------------------------------------------------------
                                                                           2015            2014
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                             $   27,485      $   25,967
   Net realized gain on investments                                      29,138          25,051
   Net realized gain on long-term capital gain distributions
       from other investment companies                                      298               -
   Net realized loss on foreign currency transactions                      (582)             (1)
   Net realized loss on options                                          (2,041)         (6,453)
   Change in net unrealized appreciation/depreciation of:
       Investments                                                      (21,730)         51,837
       Foreign currency translations                                         (1)
       Options                                                            1,734          (2,955)
                                                                     --------------------------
   Increase in net assets resulting from operations                      34,301          93,446
                                                                     --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                (27,634)        (26,410)
   Net realized gains                                                    (8,345)              -
                                                                     --------------------------
       Distributions to shareholders                                    (35,979)        (26,410)
                                                                     --------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                            200,636         235,972
   Reinvested dividends                                                  35,714          26,203
   Cost of shares redeemed                                             (177,657)       (180,256)
                                                                     --------------------------
       Increase in net assets from capital share transactions            58,693          81,919
                                                                     --------------------------
   Net increase in net assets                                            57,015         148,955

NET ASSETS
   Beginning of year                                                  1,093,783         944,828
                                                                     --------------------------
   End of year                                                       $1,150,798      $1,093,783
                                                                     ==========================
Accumulated undistributed net investment income:
   End of year                                                       $    2,644      $    3,109
                                                                     ==========================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                                           13,061          15,959
   Shares issued for dividends reinvested                                 2,332           1,794
   Shares redeemed                                                      (11,567)        (12,206)
                                                                     --------------------------
       Increase in shares outstanding                                     3,826           5,547
                                                                     ==========================
See accompanying notes to financial statements.

================================================================================

38  | USAA CORNERSTONE MODERATE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Cornerstone Moderate Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek a high total return.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as

================================================================================

40  | USAA CORNERSTONE MODERATE FUND

================================================================================

       of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    5. Options are valued by a pricing service at the National Best Bid/Offer
       (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    6. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    7. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    8. Repurchase agreements are valued at cost, which approximates market value.

    9. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

         methods determined by the Manager under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain preferred stocks which are valued based on methods discussed in Note 1A2, certain bonds, which are valued based on methods discussed in
    Note 1A7, and commercial paper, which is valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

42  | USAA CORNERSTONE MODERATE FUND

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of securities falling in the Level 3 category are primarily supported by quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at May 31, 2015, did not include master netting provisions.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs

================================================================================

44  | USAA CORNERSTONE MODERATE FUND

================================================================================

    are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2015* (IN THOUSANDS)

                                      ASSET DERIVATIVES                     LIABILITY DERIVATIVES
------------------------------------------------------------------------------------------------------
                             STATEMENT OF                           STATEMENT OF
DERIVATIVES NOT              ASSETS AND                             ASSETS AND
ACCOUNTED FOR AS             LIABILITIES                            LIABILITIES
HEDGING INSTRUMENTS          LOCATION            FAIR VALUE         LOCATION                FAIR VALUE
------------------------------------------------------------------------------------------------------
Equity contracts             Purchased             $546             Written                    $240
                             options                                options
------------------------------------------------------------------------------------------------------

    * For open derivative instruments as of May 31, 2015, see the Portfolio of Investments, which also is indicative of activity for the year ended
      May 31, 2015.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2015 (IN THOUSANDS)

                                                                                        CHANGE IN
                                                                                        UNREALIZED
DERIVATIVES NOT                                                                         APPRECIATION
ACCOUNTED FOR AS        STATEMENT OF                             REALIZED LOSS          (DEPRECIATION)
HEDGING INSTRUMENTS     OPERATIONS LOCATION                      ON DERIVATIVES         ON DERIVATIVES
------------------------------------------------------------------------------------------------------
Equity contracts        Net realized gain (loss) on                 $(2,041)                 $1,734
                        options/Change in net unrealized
                        appreciation/depreciation of options
------------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign

================================================================================

46  | USAA CORNERSTONE MODERATE FUND

================================================================================

    currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of May 31, 2015, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $201,000; of which $90,000 were sold prior to the end of the reporting period.

H. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2015, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended May 31, 2015, the Fund paid CAPCO facility fees of $6,000, which represents 1.6% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

================================================================================

48  | USAA CORNERSTONE MODERATE FUND

================================================================================

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, defaulted bond, non-REIT return of capital dividend, passive foreign investment corporation, prior period, and grantor trusts expense adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $316,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2015, and 2014, was as follows:

                                                            2015                 2014
                                                        --------------------------------
Ordinary income*                                        $27,634,000          $26,410,000
Long-term realized capital gain                           8,345,000                    0
                                                        -----------          -----------
  Total distributions paid                              $35,979,000          $26,410,000
                                                        ===========          ===========

As of May 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                               $ 2,576,000
Undistributed long-term capital gains                                          6,891,000
Unrealized appreciation of investments                                        97,860,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, non-REIT return of capital dividend, grantor trusts expense, and hybrid interest accrual adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended May 31, 2015, the Fund utilized pre-enactment capital loss carryforwards of $12,957,000, to offset capital gains. At May 31, 2015, the Fund had no capital loss carryforwards, for federal income tax.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

For the year ended May 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2015, were $543,055,000 and $474,118,000, respectively.

As of May 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $1,046,465,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2015, for federal income tax purposes, were $115,882,000 and $17,755,000, respectively, resulting in net unrealized appreciation of $98,127,000.

For the year ended May 31, 2015, transactions in written call and put options* were as follows:

                                                                                PREMIUMS
                                                        NUMBER OF               RECEIVED
                                                        CONTRACTS                (000's)
                                                        --------------------------------
Outstanding at May 31, 2014                                 6,420               $ 777
Options written                                             1,050                 510
Options expired                                            (7,240)               (845)
                                                        --------------------------------
Outstanding at May 31, 2015                                   230               $ 442
                                                        ================================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the

================================================================================

50  | USAA CORNERSTONE MODERATE FUND

================================================================================

    Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2015, there were no subadvisers.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Balanced Funds Index over the performance period. The Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds in the Lipper Balanced Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
-------------------------------------------------------------------
+/- 100 to 400                               +/- 4
+/- 401 to 700                               +/- 5
+/- 701 and greater                          +/- 6

    (1) Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    outperforms the Lipper Balanced Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended May 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $8,005,000, which included a (0.03)% performance adjustment of $(374,000).

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2015, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,676,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2015, the Fund reimbursed the Manager $32,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION - The Manager agreed, through October 1, 2015, to limit the total annual operating expenses of the Fund to 1.00% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2015, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2015, the Fund incurred reimbursable expenses of $2,069,000, of which $138,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing

================================================================================

52  | USAA CORNERSTONE MODERATE FUND

================================================================================

    of accounts that are held with such intermediaries. For the year ended May 31, 2015, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,869,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2015, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                     NET REALIZED
                                                      COST TO       GAIN (LOSS) TO
      SELLER                PURCHASER                PURCHASER         SELLER
----------------------------------------------------------------------------------
USAA Cornerstone        USAA Cornerstone            $1,153,000        $ 66,000
 Moderate                Moderately Conservative
USAA Cornerstone        USAA Precious Metals and        79,000         (45,000)
 Moderate                Minerals

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                          YEAR ENDED MAY 31,
                                    ----------------------------------------------------------------------------------------
                                          2015                2014             2013                 2012                2011
                                    ----------------------------------------------------------------------------------------
Net asset value at
 beginning of period                $    15.46          $    14.49         $  13.07             $  14.29            $  12.26
                                    ----------------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                     .37                 .38              .40                  .40                 .38
 Net realized and
  unrealized gain (loss)                   .10                 .98             1.42                (1.22)               2.05
                                    ----------------------------------------------------------------------------------------
Total from investment
 operations                                .47                1.36             1.82                 (.82)               2.43
                                    ----------------------------------------------------------------------------------------

Less distributions from:
 Net investment income                    (.38)               (.39)            (.40)                (.40)               (.40)
 Realized capital gains                   (.12)                  -                -                    -                   -
                                    ----------------------------------------------------------------------------------------
Total distributions                       (.50)               (.39)            (.40)                (.40)               (.40)
                                    ----------------------------------------------------------------------------------------
Net asset value at end
 of period                          $    15.43          $    15.46         $  14.49             $  13.07            $  14.29
                                    ========================================================================================
Total return (%)*                         3.10                9.60            14.17                (5.70)              20.21
Net assets at end
 of period (000)                    $1,150,798          $1,093,783         $944,828             $766,037            $785,016
Ratios to average net assets:**
 Expenses (%)(a)                          1.00                1.00             1.00                 1.00                1.00
 Expenses, excluding
  reimbursements (%)(a)                   1.19                1.22             1.30                 1.38                1.36
 Net investment income (%)                2.46                2.60             2.87                 3.03                2.92
Portfolio turnover (%)                      44                  46               66(b)               119(b)              145

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2015, average net assets were $1,117,674,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                             -                (.00%)(+)        (.00%)(+)            (.00%)(+)           (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Reflects decreased trading activity due to asset allocation changes.

================================================================================

54  | USAA CORNERSTONE MODERATE FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2014, through May 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do

================================================================================

                                                           EXPENSE EXAMPLE |  55

================================================================================

so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                         BEGINNING                ENDING               DURING PERIOD*
                                       ACCOUNT VALUE           ACCOUNT VALUE         DECEMBER 1, 2014 -
                                      DECEMBER 1, 2014         MAY 31, 2015             MAY 31, 2015
                                      -----------------------------------------------------------------
Actual                                    $1,000.00              $1,016.90                  $5.03

Hypothetical
 (5% return before expenses)               1,000.00               1,019.95                   5.04

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 1.69% for the six-month period of December 1, 2014, through May 31, 2015.

================================================================================

56  | USAA CORNERSTONE MODERATE FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2015

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also were considered. The

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58  | USAA CORNERSTONE MODERATE FUND

================================================================================

Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance fee adjustment as well as any fee waivers or reimbursements - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee. The Board also took into account the Manager's current undertakings to maintain expense limitations for the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2014. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, and five-year periods ended December 31, 2014. The Board took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and

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60  | USAA CORNERSTONE MODERATE FUND

================================================================================

administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the Fund's current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability, if any, from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

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62  | USAA CORNERSTONE MODERATE FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over one year of experience as a Board Member of the USAA family of funds.
Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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64  | USAA CORNERSTONE MODERATE FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2)  Member of Executive Committee.
  (3)  Member of Audit and Compliance Committee.
  (4)  Member of Product Management and Distribution Committee.
  (5)  Member of Corporate Governance Committee.
  (6)  Member of Investments Committee.
  (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (8) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (9) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
  (+)  Dr. Mason was elected as Chair of the Board in January 2012.

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66  | USAA CORNERSTONE MODERATE FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13).
Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

68  | USAA CORNERSTONE MODERATE FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>>  SAVE PAPER AND FUND COSTS
    Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
    Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]                                       [LOGO OF RECYCLE PAPER]
         USAA      We know what it means to serve.(R)               10%

================================================================================
 26889-0715                                  (c)2015, USAA. All rights reserved.

 [LOGO OF USAA]
   USAA(R)

                       [GRAPHIC OF USAA CORNERSTONE MODERATELY AGGRESSIVE FUND]

 ======================================================

       ANNUAL REPORT
       USAA CORNERSTONE MODERATELY AGGRESSIVE FUND
       MAY 31, 2015

 ======================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE STRENGTH OF THE STOCK AND BOND
MARKETS DURING THE REPORTING PERIOD GAVE            [PHOTO OF BROOKS ENGLEHARDT]
INVESTORS THE OPPORTUNITY TO FORTIFY THEIR
FINANCIAL FOUNDATION."

--------------------------------------------------------------------------------

JULY 2015

Global monetary policy was a key theme during the one-year reporting period ended May 31, 2015, with divergence among central banks driving the performance of the global financial markets. In the first half of the reporting period, the United States was the place to be as stocks posted strong gains on the back of the Federal Reserve's (the Fed) Quantitative Easing (QE) program and ongoing commitment to low interest rates. Market leadership changed in the second half of the reporting period after the Fed concluded its QE asset purchases and stated that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies as global central banks took a different approach than the Fed by, continuing to take aggressive steps, such as - cutting interest rates and boosting stimulus measures to shore up their sagging economies. The Bank of Japan expanded its existing QE program, while the European Central Bank launched its own. By the end of the reporting period, the stimulus measures appeared to be having their desired effect. Japan's economy, though still fragile, rebounded from recession. In Europe, evidence of a modest economic recovery emerged.

The divergence in global monetary policy approaches also had a major impact on currencies. The U.S. dollar strengthened during the reporting period, appreciating significantly compared to most other global currencies. This appears likely to benefit American consumers, who will experience increased buying power when traveling overseas or buying imported goods. However, the strength of the U.S. dollar made it more difficult for American companies to compete overseas. At the same time, inflation pressures eased, with the drop in energy prices as a prime example. Oil and natural gas prices fell sharply during the reporting period, while the prices of copper and agricultural commodities also declined. Gold prices declined, but held up relatively well in comparison to such other commodities.

================================================================================

================================================================================

In the bond markets, interest rates fell, especially on the long end of the yield curve. As a result, longer maturity bonds, such as 30-year U.S. Treasury securities, recorded the highest bond market returns of the reporting period overall. Although short-term interest rates edged up during the first half of the reporting period in anticipation of a Fed interest rate increase, they fell back after the Fed - in response to weaker U.S. economic data - said it would continue monitoring conditions before determining when it might be appropriate to raise the federal funds rate. At USAA Investments, we believe the Fed wants to return to a more normal interest rate environment, but we continue to hold to our long-held view that the timing and pace of interest rate increases will be data dependent and slower than many market participants currently expect. In addition, we believe that any potential increase will not be, in itself, a harbinger of more dramatic action. (It is important to note that as the reporting period ended, volatility in the global fixed-income markets increased, starting in Europe where Greece and its debt problems once again took center stage.)

The strength of the stock and bond markets during the reporting period gave investors the opportunity to fortify their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security - and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next.

On behalf of all of us at USAA Investments, thank you for allowing us to serve your investment needs. We will continue providing you with our best advice, superior service, and a wide variety of investment options.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                              1

MANAGERS' COMMENTARY                                                        2

INVESTMENT OVERVIEW                                                         7

FINANCIAL INFORMATION

    Distributions to Shareholders                                          11

    Report of Independent Registered
      Public Accounting Firm                                               12

    Portfolio of Investments                                               13

    Notes to Portfolio of Investments                                      45

    Financial Statements                                                   50

    Notes to Financial Statements                                          53

EXPENSE EXAMPLE                                                            71

ADVISORY AGREEMENT(S)                                                      73

TRUSTEES' AND OFFICERS' INFORMATION                                        81

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

207210-0715

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE MODERATELY AGGRESSIVE FUND (THE FUND) SEEKS CAPITAL APPRECIATION WITH A SECONDARY FOCUS ON CURRENT INCOME.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, money market instruments, and other instruments. The Fund will have a target asset class allocation of approximately 60% equity securities and 40% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds
(ETFs). The Fund may invest in investment-grade and below-investment-grade securities.

The Fund also may use alternative investment strategies and other instruments from time to time, in an attempt to reduce its volatility over time and to enhance the Fund's return and diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company             Quantitative Management Associates LLC
    JOHN P. TOOHEY, CFA                       JACOB POZHARNY, Ph.D.
    WASIF A. LATIF                            JOHN VAN BELLE, Ph.D.
    ARNOLD J. ESPE, CFA
    DAN DENBOW, CFA

--------------------------------------------------------------------------------

o HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

  The past year brought a wide dispersion of returns among the various asset classes within the global financial markets. U.S. equities led the way with healthy, double-digit gains, as investors were encouraged by improving economic growth and the likelihood that the Federal Reserve will maintain a "lower for longer" interest-rate policy. While U.S. equities finished in positive territory, international stocks generally closed the reporting period with negative returns. This shortfall was partially due to slower-than-expected growth in the major economies in both the developed and emerging markets during 2014. Growth data began to exceed expectations with the onset of the new year, which boosted performance for international equities in the latter half of the reporting period. For U.S. investors, however, a large portion of the resulting gains were offset by the declining value of foreign currencies relative to the U.S. dollar. The strength of the dollar also contributed to weakness in the price of gold, which led to significant underperformance for gold-mining stocks.

  The bond market performed well during the reporting period, as the low yields available in the developed international markets helped make yields in the United States very attractive on a relative basis. The resulting demand led to rising prices (and falling yields) for U.S. Treasury securities, as well as other rate-sensitive market segments such as

================================================================================

2  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

  investment-grade corporate bonds. The high-yield bond market, which was supported by favorable credit conditions and investors' healthy appetite for risk, also delivered a positive return. Still, the high-yield bond market generally lagged the investment-grade bond market due to the impact the fourth-quarter sell-off in oil prices had on the many energy issuers within the asset class.

O HOW DID THE USAA CORNERSTONE MODERATELY AGGRESSIVE FUND (THE FUND) PERFORM
  DURING THE REPORTING PERIOD?

  For the reporting period ended May 31, 2015, the Fund had a total return of 3.43%. This compares to returns of 11.81% for the S&P 500(R) Index and 3.75% for the Lipper Index*.

  USAA Asset Management Company is the Fund's investment adviser. As the investment adviser, USAA Asset Management Company employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Quantitative Management Associates LLC (QMA) is a subadviser to the Fund. The investment adviser and the subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

o PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

  While the Fund underperformed its peer group during the reporting period, it's important to keep in mind that our goal is to provide strong risk-adjusted returns over the longer term. At the same time, we don't

  *The Lipper Index tracks the performance of the 30 largest funds within a category consisting of funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return, and which have at least 25% of their portfolio invested in securities traded outside of the United States.
  SOURCE: LIPPER, A THOMSON REUTERS COMPANY.

  Refer to page 8 for benchmark definitions.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

  attempt to chase performance in "hot" asset classes for the sake of short-term results. For instance, U.S. equities outperformed during the reporting period, meaning that investors would have benefited from holding a portfolio that was 100% invested in domestic stocks. However, the U.S. equity market also features high valuations relative to both the developed and emerging international markets - indicating that a diversified, global approach is warranted from a longer-term standpoint. With this as background, we believe the Fund will be better served by our continued emphasis on diversification and investing in market segments where we see the most attractive valuations.

  Within its equity portfolio, the Fund held an underweight in domestic large-cap stocks due to their expensive valuations and the declining estimates for 2015 earnings and revenue growth. The Fund also maintained an underweight position in small-cap stocks based on their high valuations and the fact that small-caps stocks tend to underperform large-caps stocks later in the economic cycle. In its international equity portfolio, the Fund was overweight in developed markets due to their attractive relative valuations, their superior earnings outlook relative to the United States, and the aggressive stimulus being enacted by foreign central banks. The Fund maintained an allocation to the emerging markets on the belief that emerging market equities featured a higher expected return relative to other asset classes. The Fund also retained an allocation to real assets to augment diversification and gain a measure of protection against unexpected inflation.

  This positioning detracted from relative performance during the reporting period. While the Fund benefited from the strong performance of its allocation to U.S. equities, its sizeable position in non-U.S. stocks pressured returns. It should be noted, however, that international equities performed well during the second half of the reporting period. We believe this helps illustrate the importance of maintaining allocations to undervalued asset classes even if they are experiencing short-term underperformance.

================================================================================

4  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

  The Fund's allocation to precious metals and related equities detracted from performance. Still, we continue to believe this allocation provides both longer-term diversification and a hedge against the possibility of inflation. Further, we believe the attractive valuation of mining stocks warrants a continued allocation to this market segment.

  Following several years of outperformance, the Fund's bond portfolio lagged the broader debt market during the reporting period. An important reason for this shortfall was the Fund's allocation to a small number of energy issues that were negatively affected by the decline in oil prices. On the plus side, performance was helped by the Fund's allocations to long-term U.S. Treasuries, which enabled the Fund to capitalize on the decline in yields that occurred during the reporting period. We believe longer-term U.S. government bonds provide an element of protection against the possibility of slower economic growth as well as less favorable credit conditions. Overall, the Fund holds an underweight position to fixed-income securities on the belief that there are more compelling opportunities in other asset classes.

  Although the domestic equity and fixed-income markets have both produced robust performance in recent years, investors need to take care not to extrapolate these gains too far into the future. U.S. stock market valuations are currently above the historical norms, particularly in the small-cap space, which may suggest a lower-return environment in the years to come. At the same time, investment-grade bond yields are so low that the potential for additional price appreciation appears relatively limited.

  With this as the backdrop, we believe our approach of diversifying across multiple asset classes and geographic regions can add meaningful value for our investors. We continue to use fundamentals and valuations as the basis for determining optimal portfolio asset allocations, and we seek to construct the Fund's portfolio to capitalize on a wide range of potential outcomes regarding global growth, central bank policy, and

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

  inflation. We believe this approach - rather than one that seeks to ride momentum in outperforming asset classes - is appropriate for an environment likely to be characterized by higher volatility and lower expected returns.

  Thank you for allowing us to help you manage your investments.

  As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss.

================================================================================

6  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE MODERATELY AGGRESSIVE FUND (THE FUND) (Ticker Symbol: USCRX)


------------------------------------------------------------------------------
                                         5/31/15                5/31/14
------------------------------------------------------------------------------

Net Assets                            $2.5 Billion            $2.5 Billion
Net Asset Value Per Share                $26.26                  $26.02


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15
--------------------------------------------------------------------------------

        1 YEAR                 5 YEARS                 10 YEARS
         3.43%                  7.96%                    5.18%


--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 5/31/14*
--------------------------------------------------------------------------------

                                     1.26%

              (Includes acquired fund fees and expenses of 0.08%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                   o CUMULATIVE PERFORMANCE COMPARISON o

                [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                         USAA CORNERSTONE
                                                      MODERATELY AGGRESSIVE
                 S&P 500 INDEX       LIPPER INDEX             FUND
05/31/05          $10,000.00          $10,000.00           $10,000.00
06/30/05           10,014.19           10,109.02            10,033.92
07/31/05           10,386.61           10,350.07            10,327.93
08/31/05           10,291.84           10,409.55            10,399.55
09/30/05           10,375.20           10,600.97            10,463.63
10/31/05           10,202.23           10,397.99            10,233.70
11/30/05           10,588.10           10,654.33            10,452.32
12/31/05           10,591.73           10,936.05            10,616.55
01/31/06           10,872.23           11,379.47            10,899.49
02/28/06           10,901.74           11,371.02            10,874.89
03/31/06           11,037.44           11,529.54            11,014.31
04/30/06           11,185.64           11,772.18            11,215.24
05/31/06           10,863.71           11,480.88            10,866.69
06/30/06           10,878.43           11,392.32            10,883.09
07/31/06           10,945.54           11,403.17            10,973.30
08/31/06           11,205.96           11,646.17            11,219.34
09/30/06           11,494.74           11,784.23            11,313.66
10/31/06           11,869.31           12,049.60            11,608.90
11/30/06           12,095.02           12,337.47            11,904.15
12/31/06           12,264.68           12,468.83            12,083.15
01/31/07           12,450.17           12,582.60            12,232.60
02/28/07           12,206.65           12,521.54            12,187.31
03/31/07           12,343.18           12,621.81            12,323.18
04/30/07           12,889.93           12,929.34            12,644.73
05/31/07           13,339.72           13,193.38            12,911.94
06/30/07           13,118.11           13,169.33            12,789.66
07/31/07           12,711.38           13,107.00            12,567.74
08/31/07           12,901.93           13,061.15            12,572.27
09/30/07           13,384.44           13,523.28            13,065.92
10/31/07           13,597.35           13,835.02            13,428.23
11/30/07           13,028.89           13,442.47            12,889.29
12/31/07           12,938.50           13,308.46            12,811.69
01/31/08           12,162.43           12,838.84            12,183.31
02/29/08           11,767.32           12,795.91            12,089.83
03/31/08           11,716.51           12,728.34            11,897.68
04/30/08           12,287.14           13,131.35            12,281.98
05/31/08           12,446.29           13,266.17            12,552.02
06/30/08           11,397.03           12,554.73            11,835.36
07/31/08           11,301.22           12,301.89            11,575.70
08/31/08           11,464.69           12,192.48            11,419.90
09/30/08           10,443.10           11,054.55            10,308.55
10/31/08            8,689.20            9,311.67             8,568.82
11/30/08            8,065.71            8,794.82             8,080.66
12/31/08            8,151.54            9,000.46             8,396.10
01/31/09            7,464.47            8,498.69             7,843.16
02/28/09            6,669.67            7,890.83             7,247.27
03/31/09            7,253.90            8,343.02             7,644.53
04/30/09            7,948.17            8,968.47             8,342.42
05/31/09            8,392.73            9,668.74             9,238.93
06/30/09            8,409.38            9,721.94             9,335.56
07/31/09            9,045.45           10,354.31             9,893.87
08/31/09            9,372.02           10,702.51            10,205.23
09/30/09            9,721.74           11,068.54            10,742.07
10/31/09            9,541.14           10,905.39            10,758.17
11/30/09           10,113.45           11,278.80            11,096.38
12/31/09           10,308.80           11,432.66            11,305.82
01/31/10            9,937.95           11,210.97            11,156.47
02/28/10           10,245.80           11,373.96            11,327.94
03/31/10           10,864.09           11,881.46            11,803.63
04/30/10           11,035.60           12,016.38            11,914.25
05/31/10           10,154.40           11,306.97            11,294.76
06/30/10            9,622.84           11,119.37            11,067.98
07/31/10           10,297.04           11,637.88            11,610.04
08/31/10            9,832.19           11,419.45            11,427.50
09/30/10           10,709.66           12,032.27            12,152.09
10/31/10           11,117.16           12,434.44            12,461.84
11/30/10           11,118.58           12,280.87            12,362.28
12/31/10           11,861.65           12,795.81            12,847.59
01/31/11           12,142.79           12,830.81            12,932.83
02/28/11           12,558.79           13,139.12            13,290.81
03/31/11           12,563.79           13,221.65            13,415.82
04/30/11           12,935.87           13,653.02            13,813.58
05/31/11           12,789.44           13,472.39            13,665.84
06/30/11           12,576.25           13,241.17            13,455.60
07/31/11           12,320.52           13,188.85            13,370.36
08/31/11           11,651.24           12,585.07            12,665.76
09/30/11           10,832.17           11,719.70            11,881.61
10/31/11           12,016.06           12,379.56            12,506.66
11/30/11           11,989.50           12,287.22            12,455.52
12/31/11           12,112.14           12,195.10            12,355.52
01/31/12           12,654.95           12,706.32            12,823.98
02/29/12           13,202.18           13,117.68            13,151.90
03/31/12           13,636.65           13,207.53            13,187.03
04/30/12           13,551.06           13,110.24            13,146.04
05/31/12           12,736.63           12,422.14            12,578.04
06/30/12           13,261.41           12,768.84            12,888.39
07/31/12           13,445.59           12,920.28            13,017.21
08/31/12           13,748.43           13,150.10            13,233.87
09/30/12           14,103.71           13,407.66            13,526.66
10/31/12           13,843.29           13,355.79            13,561.79
11/30/12           13,923.60           13,480.84            13,637.92
12/31/12           14,050.51           13,692.62            13,841.38
01/31/13           14,778.25           14,088.54            14,214.01
02/28/13           14,978.87           14,071.61            14,201.99
03/31/13           15,540.63           14,287.21            14,388.31
04/30/13           15,840.04           14,555.21            14,634.72
05/31/13           16,210.57           14,475.20            14,526.54
06/30/13           15,992.88           14,085.40            14,147.90
07/31/13           16,806.67           14,557.12            14,556.59
08/31/13           16,319.92           14,346.40            14,328.20
09/30/13           16,831.70           14,804.81            14,682.80
10/31/13           17,605.42           15,207.20            15,109.52
11/30/13           18,141.92           15,337.27            15,193.67
12/31/13           18,601.21           15,519.10            15,343.31
01/31/14           17,958.09           15,248.00            15,115.59
02/28/14           18,779.56           15,787.48            15,614.11
03/31/14           18,937.42           15,740.99            15,663.35
04/30/14           19,077.40           15,798.75            15,792.59
05/31/14           19,525.23           16,101.39            16,014.16
06/30/14           19,928.57           16,322.76            16,303.42
07/31/14           19,653.73           16,104.76            16,143.40
08/31/14           20,439.98           16,366.47            16,395.74
09/30/14           20,153.34           15,980.52            16,008.00
10/31/14           20,645.59           16,154.07            16,088.01
11/30/14           21,200.85           16,313.69            16,254.18
12/31/14           21,147.44           16,086.40            16,065.51
01/31/15           20,512.61           16,117.80            16,040.28
02/28/15           21,691.50           16,628.73            16,469.20
03/31/15           21,348.46           16,485.94            16,292.58
04/30/15           21,553.26           16,686.36            16,513.35
05/31/15           21,830.42           16,705.79            16,563.81

                               [END CHART]

                    Data from 5/31/05 to 5/31/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderately Aggressive Fund to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The Lipper Index tracks the performance of the 30 largest funds within a category consisting of funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return, and which have at least 25% of their portfolio invested in securities traded outside of the United States.
  SOURCE: LIPPER, A THOMSON REUTERS COMPANY.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

8  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

                         o TOP 10 HOLDINGS* - 5/31/15 o
                                (% of Net Assets)

iShares Core S&P 500 ETF** ...............................................  3.7%
U.S. Treasury Bond 3.13%, 8/15/2044 ......................................  3.4%
iShares Core MSCI Emerging Markets ETF** .................................  2.6%
iShares Core MSCI EAFE ETF** .............................................  2.5%
iShares Core S&P Mid-Cap ETF** ...........................................  2.3%
iShares 7-10 Year Treasury Bond ETF** ....................................  2.2%
iShares MSCI EAFE ETF** ..................................................  1.8%
U.S. Treasury Note 2.38%, 8/15/2024 ......................................  1.5%
U.S. Treasury Bond 3.00%, 5/15/2045 ......................................  1.3%
General Electric Co. .....................................................  1.1%

 * Excludes futures, options, and money market instruments.

** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 13-44.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                       o ASSET ALLOCATION** - 5/31/15 o

                       [PIE CHART OF ASSET ALLOCATION]

U.S. EQUITY SECURITIES*                                                    36.6%
INTERNATIONAL EQUITY SECURITIES*                                           25.7%
CORPORATE OBLIGATIONS                                                      12.4%
COMMERCIAL MORTGAGE SECURITIES                                              7.4%
U.S. TREASURY SECURITIES                                                    8.2%
EURODOLLAR AND YANKEE OBLIGATIONS                                           4.2%
MONEY MARKET INSTRUMENTS                                                    2.3%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                            1.7%
GLOBAL REAL ESTATE EQUITY SECURITIES                                        0.5%
ASSET-BACKED SECURITIES                                                     0.2%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.1%

                               [END CHART]

 * The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

** Excludes futures and options.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the Regulated Investment Company Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2015:

DIVIDEND RECEIVED
DEDUCTION (CORPORATE                       QUALIFIED INTEREST
SHAREHOLDERS)(1)                                INCOME
-------------------------------------------------------------
     26.15%                                  $28,857,000
-------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended May 31, 2015, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE MODERATELY AGGRESSIVE
FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Moderately Aggressive Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Moderately Aggressive Fund at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 20, 2015

================================================================================

12  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2015

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
NUMBER                                                                                    VALUE
OF SHARES    SECURITY                                                                     (000)
-----------------------------------------------------------------------------------------------
             U.S. EQUITY SECURITIES (36.6%)

             COMMON STOCKS (24.6%)

             CONSUMER DISCRETIONARY (3.8%)
             -----------------------------
             ADVERTISING (0.1%)
    44,800   Omnicom Group, Inc.                                                   $      3,339
                                                                                   ------------
             APPAREL RETAIL (0.2%)
    84,000   TJX Companies, Inc.                                                          5,408
                                                                                   ------------
             AUTO PARTS & EQUIPMENT (0.9%)
   197,000   Johnson Controls, Inc.                                                      10,248
   219,400   Magna International, Inc.                                                   12,618
                                                                                   ------------
                                                                                         22,866
                                                                                   ------------
             AUTOMOBILE MANUFACTURERS (0.2%)
   255,000   Ford Motor Co.                                                               3,868
                                                                                   ------------
             BROADCASTING (0.3%)
   114,000   CBS Corp. "B"                                                                7,036
                                                                                   ------------
             CABLE & SATELLITE (0.1%)
    64,590   Comcast Corp. "A"                                                            3,776
                                                                                   ------------
             GENERAL MERCHANDISE STORES (0.2%)
    62,500   Dollar General Corp.                                                         4,537
                                                                                   ------------
             HOME IMPROVEMENT RETAIL (0.3%)
    64,700   Home Depot, Inc.                                                             7,209
                                                                                   ------------
             HOTELS, RESORTS & CRUISE LINES (1.1%)
   235,000   Carnival Corp.                                                              10,888
   234,500   Norwegian Cruise Line Holdings Ltd.*                                        12,794
    40,000   Royal Caribbean Cruises Ltd.                                                 3,039
                                                                                   ------------
                                                                                         26,721
                                                                                   ------------
             SPECIALIZED CONSUMER SERVICES (0.2%)
   160,900   H&R Block, Inc.                                                              5,105
                                                                                   ------------
             SPECIALTY STORES (0.2%)
    39,851   Signet Jewelers Ltd.                                                         5,154
                                                                                   ------------
             Total Consumer Discretionary                                                95,019
                                                                                   ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
NUMBER                                                                                    VALUE
OF SHARES    SECURITY                                                                     (000)
-----------------------------------------------------------------------------------------------
             CONSUMER STAPLES (0.8%)
             -----------------------
             DRUG RETAIL (0.7%)
    57,180   CVS Health Corp.                                                      $      5,854
   126,800   Walgreens Boots Alliance, Inc.                                              10,884
                                                                                   ------------
                                                                                         16,738
                                                                                   ------------
             HOUSEHOLD PRODUCTS (0.1%)
    49,800   Procter & Gamble Co.                                                         3,904
                                                                                   ------------
             Total Consumer Staples                                                      20,642
                                                                                   ------------
             ENERGY (1.6%)
             -------------
             INTEGRATED OIL & GAS (0.7%)
    34,230   Chevron Corp.                                                                3,526
   178,100   Occidental Petroleum Corp.                                                  13,926
                                                                                   ------------
                                                                                         17,452
                                                                                   ------------
             OIL & GAS DRILLING (0.0%)
     8,135   Transocean Ltd.                                                                157
                                                                                   ------------
             OIL & GAS EQUIPMENT & SERVICES (0.5%)
   107,850   Halliburton Co.                                                              4,896
    73,800   Schlumberger Ltd.                                                            6,699
                                                                                   ------------
                                                                                         11,595
                                                                                   ------------
             OIL & GAS EXPLORATION & PRODUCTION (0.4%)
    78,300   Anadarko Petroleum Corp.                                                     6,547
    78,040   California Resources Corp.                                                     613
   141,800   Marathon Oil Corp.                                                           3,855
                                                                                   ------------
                                                                                         11,015
                                                                                   ------------
             Total Energy                                                                40,219
                                                                                   ------------
             FINANCIALS (4.2%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
    38,000   Ameriprise Financial, Inc.                                                   4,735
   115,000   Bank of New York Mellon Corp.                                                4,986
    82,000   Invesco Ltd.                                                                 3,266
                                                                                   ------------
                                                                                         12,987
                                                                                   ------------
             CONSUMER FINANCE (0.4%)
   112,470   Capital One Financial Corp.                                                  9,398
                                                                                   ------------
             DIVERSIFIED BANKS (1.9%)
   925,000   Bank of America Corp.                                                       15,263
   197,417   Citigroup, Inc.                                                             10,676
   257,900   JPMorgan Chase & Co.                                                        16,965
    63,820   Wells Fargo & Co.                                                            3,571
                                                                                   ------------
                                                                                         46,475
                                                                                   ------------

================================================================================

14  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
NUMBER                                                                                    VALUE
OF SHARES    SECURITY                                                                     (000)
-----------------------------------------------------------------------------------------------
             LIFE & HEALTH INSURANCE (0.3%)
   148,380   MetLife, Inc.                                                         $      7,754
                                                                                   ------------
             MULTI-LINE INSURANCE (0.1%)
    55,300   American International Group, Inc.                                           3,241
                                                                                   ------------
             REGIONAL BANKS (0.8%)
    84,600   CIT Group, Inc.                                                              3,914
   235,000   Fifth Third Bancorp                                                          4,756
   795,000   KeyCorp                                                                     11,591
                                                                                   ------------
                                                                                         20,261
                                                                                   ------------
             SPECIALIZED FINANCE (0.2%)
    22,920   Intercontinental Exchange, Inc.                                              5,427
                                                                                   ------------
             Total Financials                                                           105,543
                                                                                   ------------
             HEALTH CARE (4.3%)
             ------------------
             BIOTECHNOLOGY (1.0%)
    33,500   Amgen, Inc.                                                                  5,235
   175,500   Gilead Sciences, Inc.*                                                      19,703
                                                                                   ------------
                                                                                         24,938
                                                                                   ------------
             HEALTH CARE DISTRIBUTORS (0.3%)
    97,801   Cardinal Health, Inc.                                                        8,623
                                                                                   ------------
             HEALTH CARE EQUIPMENT (0.8%)
   200,000   Hologic, Inc.*                                                               7,154
   157,100   Medtronic plc                                                               11,990
                                                                                   ------------
                                                                                         19,144
                                                                                   ------------
             HEALTH CARE TECHNOLOGY (0.1%)
   105,000   Veeva Systems, Inc. "A"*                                                     2,848
                                                                                   ------------
             LIFE SCIENCES TOOLS & SERVICES (0.0%)
     5,303   QIAGEN N.V.*                                                                   130
                                                                                   ------------
             PHARMACEUTICALS (2.1%)
   401,540   AbbVie, Inc.                                                                26,738
    11,000   Actavis plc*                                                                 3,375
    33,290   Johnson & Johnson                                                            3,334
   116,400   Merck & Co., Inc.                                                            7,087
   349,202   Pfizer, Inc.                                                                12,135
                                                                                   ------------
                                                                                         52,669
                                                                                   ------------
             Total Health Care                                                          108,352
                                                                                   ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES    SECURITY                                                                            (000)
------------------------------------------------------------------------------------------------------
             INDUSTRIALS (2.8%)
             ------------------
             AEROSPACE & DEFENSE (0.4%)
    16,500   Raytheon Co.                                                                 $      1,704
    33,500   Spirit AeroSystems Holdings, Inc. "A"*                                              1,829
    15,000   TransDigm Group, Inc.                                                               3,390
    28,240   United Technologies Corp.                                                           3,309
                                                                                          ------------
                                                                                                10,232
                                                                                          ------------
             AIRLINES (0.2%)
   155,000   Southwest Airlines Co.                                                              5,743
                                                                                          ------------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
   140,700   Eaton Corp. plc                                                                    10,073
                                                                                          ------------
             ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
   128,900   Republic Services, Inc.                                                             5,193
                                                                                          ------------
             INDUSTRIAL CONGLOMERATES (1.4%)
    67,000   Carlisle Companies, Inc.                                                            6,643
 1,023,860   General Electric Co.                                                               27,921
                                                                                          ------------
                                                                                                34,564
                                                                                          ------------
             INDUSTRIAL MACHINERY (0.1%)
    35,000   Stanley Black & Decker, Inc.                                                        3,585
                                                                                          ------------
             RAILROADS (0.1%)
    27,000   Kansas City Southern                                                                2,444
                                                                                          ------------
             Total Industrials                                                                  71,834
                                                                                          ------------
             INFORMATION TECHNOLOGY (5.9%)
             -----------------------------
             APPLICATION SOFTWARE (0.2%)
    60,000   Adobe Systems, Inc.*                                                                4,746
                                                                                          ------------
             COMMUNICATIONS EQUIPMENT (1.3%)
   706,317   Cisco Systems, Inc.                                                                20,702
   130,000   Juniper Networks, Inc.                                                              3,614
   125,000   QUALCOMM, Inc.                                                                      8,710
                                                                                          ------------
                                                                                                33,026
                                                                                          ------------
             DATA PROCESSING & OUTSOURCED SERVICES (0.3%)
    30,000   MasterCard, Inc. "A"                                                                2,768
    78,800   Visa, Inc. "A"                                                                      5,412
                                                                                          ------------
                                                                                                 8,180
                                                                                          ------------
             INTERNET SOFTWARE & SERVICES (0.5%)
    62,400   Facebook, Inc. "A"*                                                                 4,942
    16,360   Google, Inc. "A"*                                                                   8,921
                                                                                          ------------
                                                                                                13,863
                                                                                          ------------

================================================================================

16  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES    SECURITY                                                                            (000)
------------------------------------------------------------------------------------------------------
             SEMICONDUCTOR EQUIPMENT (0.5%)
   564,200   Applied Materials, Inc.                                                      $     11,357
                                                                                          ------------
             SEMICONDUCTORS (0.9%)
   128,200   Broadcom Corp. "A"                                                                  7,288
   218,070   Intel Corp.                                                                         7,515
   185,000   Micron Technology, Inc.*                                                            5,167
    65,100   Texas Instruments, Inc.                                                             3,640
                                                                                          ------------
                                                                                                23,610
                                                                                          ------------
             SYSTEMS SOFTWARE (0.6%)
   318,860   Microsoft Corp.                                                                    14,942
                                                                                          ------------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.6%)
   150,840   Apple, Inc.                                                                        19,651
   261,900   Hewlett-Packard Co.                                                                 8,748
   126,800   Seagate Technology plc                                                              7,055
    47,000   Western Digital Corp.                                                               4,576
                                                                                          ------------
                                                                                                40,030
                                                                                          ------------
             Total Information Technology                                                      149,754
                                                                                          ------------
             MATERIALS (0.6%)
             ----------------
             DIVERSIFIED CHEMICALS (0.2%)
   243,000   Huntsman Corp.                                                                      5,453
                                                                                          ------------
             DIVERSIFIED METALS & MINING (0.2%)
   262,000   Freeport-McMoRan, Inc.                                                              5,148
                                                                                          ------------
             METAL & GLASS CONTAINERS (0.0%)
    32,225   Rexam plc                                                                             276
                                                                                          ------------
             PAPER PACKAGING (0.2%)
   105,100   Bemis Co., Inc.                                                                     4,828
                                                                                          ------------
             Total Materials                                                                    15,705
                                                                                          ------------
             TELECOMMUNICATION SERVICES (0.3%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
   145,655   Verizon Communications, Inc.                                                        7,201
                                                                                          ------------
             UTILITIES (0.3%)
             ----------------
             ELECTRIC UTILITIES (0.2%)
    86,000   Edison International                                                                5,230
                                                                                          ------------
             MULTI-UTILITIES (0.1%)
    45,000   CMS Energy Corp.                                                                    1,536
                                                                                          ------------
             Total Utilities                                                                     6,766
                                                                                          ------------
             Total Common Stocks (cost: $502,465)                                              621,035
                                                                                          ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES    SECURITY                                                                            (000)
------------------------------------------------------------------------------------------------------
             PREFERRED STOCKS (1.4%)

             CONSUMER STAPLES (0.4%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.4%)
    90,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(a)   $      9,464
                                                                                          ------------
             ENERGY (0.6%)
             -------------
             OIL & GAS EXPLORATION & PRODUCTION (0.1%)
     2,000   Chesapeake Energy Corp., 5.75%, perpetual(a)                                        1,647
                                                                                          ------------
                                                                                                 1,647
                                                                                          ------------
             OIL & GAS STORAGE & TRANSPORTATION (0.5%)
     2,500   Kinder Morgan G.P., Inc., 4.13%, cumulative redeemable(a)                           2,315
   369,399   NuStar Logistics, LP, 7.63%                                                         9,864
                                                                                          ------------
                                                                                                12,179
                                                                                          ------------
             Total Energy                                                                       13,826
                                                                                          ------------
             FINANCIALS (0.4%)
             -----------------
             LIFE & HEALTH INSURANCE (0.4%)
   381,253   Delphi Financial Group, Inc., 7.38%, cumulative redeemable                          9,567
                                                                                          ------------
             REINSURANCE (0.0%)
     3,000   American Overseas Group Ltd., 7.50%, non-cumulative,
                perpetual, acquired 1/23/2007 - 3/02/2007; cost $3,065*(b),(c)                     750
                                                                                          ------------
             REITs - OFFICE (0.0%)
    28,227   Equity Commonwealth, Series E, 7.25%, cumulative redeemable, perpetual                726
                                                                                          ------------
             Total Financials                                                                   11,043
                                                                                          ------------
             TELECOMMUNICATION SERVICES (0.0%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.0%)
     8,500   Qwest Corp., 7.50%                                                                    229
                                                                                          ------------
             Total Preferred Stocks (cost: $34,652)                                             34,562
                                                                                          ------------

             EXCHANGE-TRADED FUNDS (7.9%)
   439,300   iShares Core S&P 500 ETF                                                           93,386
   387,318   iShares Core S&P Mid-Cap ETF                                                       58,969
   256,100   PowerShares DB Commodity Index Tracking Fund*                                       4,536
    17,200   SPDR S&P 500 ETF Trust                                                              3,632
   162,200   Vanguard Mid-Cap ETF                                                               21,026
   169,900   Vanguard Small-Cap Value ETF                                                       18,597
                                                                                          ------------
             Total Exchange-Traded Funds (cost: $167,973)                                      200,146
                                                                                          ------------

================================================================================

18  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES    SECURITY                                                                            (000)
------------------------------------------------------------------------------------------------------
             FIXED-INCOME EXCHANGE-TRADED FUNDS (2.7%)
   107,900   iShares 20+ Year Treasury Bond ETF                                           $     13,244
   519,000   iShares 7-10 Year Treasury Bond ETF                                                55,491
                                                                                          ------------
             Total Fixed-Income Exchange-Traded Funds (cost: $68,756)                           68,735
                                                                                          ------------
             Total U.S. Equity Securities (cost: $773,846)                                     924,478
                                                                                          ------------
             INTERNATIONAL EQUITY SECURITIES (25.7%)

             COMMON STOCKS (12.8%)

             CONSUMER DISCRETIONARY (1.7%)
             -----------------------------
             ADVERTISING (0.2%)
    21,669   Publicis Groupe                                                                     1,740
    89,455   WPP plc                                                                             2,109
                                                                                          ------------
                                                                                                 3,849
                                                                                          ------------
             APPAREL RETAIL (0.0%)
     1,200   Fast Retailing Co. Ltd.                                                               493
                                                                                          ------------
             APPAREL, ACCESSORIES & LUXURY GOODS (0.2%)
     1,177   Christian Dior S.A.                                                                   236
    28,205   Luxottica Group S.p.A. ADR                                                          1,901
    11,769   LVMH Moet Hennessy - Louis Vuitton S.A.                                             2,106
     1,916   Pandora A/S                                                                           193
     1,110   Swatch Group AG*                                                                       89
                                                                                          ------------
                                                                                                 4,525
                                                                                          ------------
             AUTO PARTS & EQUIPMENT (0.5%)
     2,402   Continental AG                                                                        555
    81,000   Delphi Automotive plc                                                               7,046
     2,000   Koito Manufacturing Co. Ltd.                                                           78
   136,500   NHK Spring Co.                                                                      1,600
    56,000   NOK Corp.                                                                           1,845
    10,800   Sumitomo Electric Industries Ltd.                                                     172
     1,400   Toyoda Gosei Co. Ltd.                                                                  35
     3,600   Toyota Industries Corp.                                                               216
     1,655   Valeo S.A.                                                                            266
                                                                                          ------------
                                                                                                11,813
                                                                                          ------------
             AUTOMOBILE MANUFACTURERS (0.4%)
    37,282   Daimler AG                                                                          3,493
    19,979   Fiat Chrysler Automobiles N.V.*                                                       319
    12,500   Fuji Heavy Industries Ltd.                                                            471
   116,473   Peugeot S.A.*                                                                       2,444
     4,311   Renault S.A.                                                                          450

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES    SECURITY                                                                            (000)
------------------------------------------------------------------------------------------------------
    53,900   Toyota Motor Corp.                                                           $      3,716
       653   Volkswagen AG                                                                         158
                                                                                          ------------
                                                                                                11,051
                                                                                          ------------
             AUTOMOTIVE RETAIL (0.0%)
     4,700   USS Co. Ltd.                                                                           88
                                                                                          ------------
             BROADCASTING (0.0%)
    82,419   ITV plc                                                                               344
     4,750   ProSieben Sat.1 Media AG                                                              227
       847   RTL Group S.A.                                                                         76
                                                                                          ------------
                                                                                                   647
                                                                                          ------------
             CABLE & SATELLITE (0.0%)
     1,799   Sky plc                                                                                29
                                                                                          ------------
             CASINOS & GAMING (0.0%)
   225,052   Tatts Group Ltd.                                                                      713
                                                                                          ------------
             COMPUTER & ELECTRONICS RETAIL (0.0%)
    21,765   Dixons Carphone plc                                                                   158
                                                                                          ------------
             CONSUMER ELECTRONICS (0.2%)
   172,400   Panasonic Corp.                                                                     2,527
    86,300   Sony Corp.*                                                                         2,667
                                                                                          ------------
                                                                                                 5,194
                                                                                          ------------
             DEPARTMENT STORES (0.1%)
     5,200   J. Front Retailing Co. Ltd.                                                            91
   154,000   Takashimaya Co. Ltd.                                                                1,476
                                                                                          ------------
                                                                                                 1,567
                                                                                          ------------
             HOMEBUILDING (0.0%)
     6,645   Persimmon plc                                                                         200
                                                                                          ------------
             HOTELS, RESORTS & CRUISE LINES (0.0%)
     2,249   Flight Centre Travel Group Ltd.                                                        80
     9,849   TUI AG                                                                                174
                                                                                          ------------
                                                                                                   254
                                                                                          ------------
             LEISURE FACILITIES (0.0%)
    62,303   Merlin Entertainments plc(a)                                                          437
     5,400   Oriental Land Co. Ltd.                                                                346
                                                                                          ------------
                                                                                                   783
                                                                                          ------------
             LEISURE PRODUCTS (0.0%)
     1,700   Shimano, Inc.                                                                         240
                                                                                          ------------
             PUBLISHING (0.0%)
     6,577   Wolters Kluwer N.V.                                                                   205
                                                                                          ------------

================================================================================

20  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES    SECURITY                                                                            (000)
------------------------------------------------------------------------------------------------------
             RESTAURANTS (0.1%)
     8,238   Sodexo ADR                                                                   $        850
     4,113   Whitbread plc                                                                         322
                                                                                          ------------
                                                                                                 1,172
                                                                                          ------------
             TIRES & RUBBER (0.0%)
     4,057   Compagnie Generale des Etablissements Michelin                                        436
     3,800   Sumitomo Rubber Industries Ltd.                                                        67
                                                                                          ------------
                                                                                                   503
                                                                                          ------------
             Total Consumer Discretionary                                                       43,484
                                                                                          ------------
             CONSUMER STAPLES (1.2%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.1%)
   658,200   Wilmar International Ltd.                                                           1,637
                                                                                          ------------
             BREWERS (0.1%)
     5,673   Anheuser-Busch InBev N.V.                                                             684
    16,456   Carlsberg A/S "B"                                                                   1,513
     4,999   Heineken N.V.                                                                         393
                                                                                          ------------
                                                                                                 2,590
                                                                                          ------------
             DISTILLERS & VINTNERS (0.1%)
    34,306   Diageo plc                                                                            953
     4,504   Pernod Ricard S.A.                                                                    557
       396   Remy Cointreau                                                                         29
                                                                                          ------------
                                                                                                 1,539
                                                                                          ------------
             FOOD DISTRIBUTORS (0.0%)
   136,900   Olam International Ltd.                                                               202
                                                                                          ------------
             FOOD RETAIL (0.1%)
     1,241   Casino Guichard-Perrachon S.A.                                                         97
     2,399   Delhaize Group*                                                                       214
   361,299   J Sainsbury plc                                                                     1,390
    19,324   Koninklijke Ahold N.V.                                                                394
   558,610   WM Morrison Supermarkets plc                                                        1,461
                                                                                          ------------
                                                                                                 3,556
                                                                                          ------------
             HOUSEHOLD PRODUCTS (0.1%)
     2,532   Henkel AG & Co. KGaA                                                                  260
    75,176   Svenska Cellulosa AB "B"                                                            1,963
                                                                                          ------------
                                                                                                 2,223
                                                                                          ------------
             HYPERMARKETS & SUPER CENTERS (0.1%)
   136,490   Distribuidora Internacional de Alimentacion S.A.                                    1,088
     3,521   Metro AG                                                                              122
    25,392   Wesfarmers Ltd.                                                                       845
                                                                                          ------------
                                                                                                 2,055
                                                                                          ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES    SECURITY                                                                            (000)
------------------------------------------------------------------------------------------------------
             PACKAGED FOODS & MEAT (0.4%)
        48   Barry Callebaut AG                                                           $         54
         2   Lindt & Spruengli AG                                                                  126
    88,858   Nestle S.A.                                                                         6,903
     4,000   NH Foods Ltd.                                                                          86
   163,222   Tate & Lyle plc                                                                     1,454
    69,418   Unilever N.V.                                                                       2,962
                                                                                          ------------
                                                                                                11,585
                                                                                          ------------
             TOBACCO (0.2%)
    24,400   British American Tobacco plc                                                        1,347
    53,212   Imperial Tobacco Group plc                                                          2,746
    41,800   Japan Tobacco, Inc.                                                                 1,517
                                                                                          ------------
                                                                                                 5,610
                                                                                          ------------
             Total Consumer Staples                                                             30,997
                                                                                          ------------
             ENERGY (0.8%)
             -------------
             INTEGRATED OIL & GAS (0.8%)
    76,400   BG Group plc                                                                        1,328
   614,202   BP plc(d)                                                                           4,233
    55,274   ENI S.p.A.                                                                            995
    22,861   Repsol S.A.                                                                           436
    86,530   Royal Dutch Shell plc "A"(d)                                                        2,576
    54,017   Royal Dutch Shell plc "B"(d)                                                        1,633
    87,900   Royal Dutch Shell plc ADR "A"                                                       5,249
    23,717   Statoil ASA                                                                           444
    71,887   Total S.A.(d)                                                                       3,638
                                                                                          ------------
                                                                                                20,532
                                                                                          ------------
             OIL & GAS EXPLORATION & PRODUCTION (0.0%)
    21,013   Woodside Petroleum Ltd.                                                               585
                                                                                          ------------
             OIL & GAS REFINING & MARKETING (0.0%)
     3,277   Caltex Australia Ltd.                                                                  84
     1,502   Neste Oil OYJ                                                                          38
                                                                                          ------------
                                                                                                   122
                                                                                          ------------
             Total Energy                                                                       21,239
                                                                                          ------------
             FINANCIALS (2.6%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
   218,469   3i Group plc                                                                        1,881
     5,123   Platinum Asset Management                                                              30
     2,698   Schroders plc                                                                         139
                                                                                          ------------
                                                                                                 2,050
                                                                                          ------------

================================================================================

22  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES    SECURITY                                                                            (000)
------------------------------------------------------------------------------------------------------
             DIVERSIFIED BANKS (1.5%)
    25,000   Aozora Bank Ltd.                                                             $         96
   120,096   Australia and New Zealand Banking Group Ltd.                                        3,032
   482,412   Banco Santander S.A.(d)                                                             3,436
   333,782   Bank Hapoalim B.M.                                                                  1,750
    29,070   Bank Leumi Le-Israel*                                                                 114
    13,002   Commonwealth Bank of Australia(d)                                                     840
    22,367   Credit Agricole S.A.                                                                  335
    14,402   Danske Bank A/S                                                                       422
   110,496   DnB NOR ASA                                                                         1,944
   421,364   HSBC Holdings plc(d)                                                                4,012
    21,412   Intesa Sanpaolo                                                                        68
    27,101   KBC Groep N.V.                                                                      1,818
   165,351   Lloyds Banking Group plc                                                              222
   549,500   Mitsubishi UFJ Financial Group, Inc.                                                4,049
 1,350,500   Mizuho Financial Group, Inc.                                                        2,967
    56,801   National Australia Bank Ltd.                                                        1,482
   135,148   Natixis                                                                             1,014
   167,879   Nordea Bank AB                                                                      2,187
    64,988   Oversea-Chinese Banking Corp. Ltd.                                                    491
   155,424   Skandinaviska Enskilda Banken "A"                                                   1,921
     8,782   Societe Generale                                                                      410
    69,400   Sumitomo Mitsui Financial Group, Inc.                                               3,143
   112,000   Sumitomo Mitsui Trust Holdings, Inc.                                                  510
    33,105   Svenska Handelsbanken AB "A"                                                          499
     9,925   Westpac Banking Corp.                                                                 254
                                                                                          ------------
                                                                                                37,016
                                                                                          ------------
             DIVERSIFIED CAPITAL MARKETS (0.0%)
     4,192   UBS Group AG*                                                                          90
                                                                                          ------------
             INVESTMENT BANKING & BROKERAGE (0.1%)
    30,302   Macquarie Group Ltd.                                                                1,883
    12,075   Mediobanca S.p.A.                                                                     124
                                                                                          ------------
                                                                                                 2,007
                                                                                          ------------
             LIFE & HEALTH INSURANCE (0.3%)
    12,800   AIA Group Ltd.                                                                         84
   355,084   AMP Ltd.                                                                            1,794
   242,975   Legal & General Group plc                                                             988
    34,372   NN Group N.V.*                                                                        962
    56,668   Prudential plc                                                                      1,412
     6,637   Swiss Life Holding AG                                                               1,595
                                                                                          ------------
                                                                                                 6,835
                                                                                          ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES    SECURITY                                                                            (000)
------------------------------------------------------------------------------------------------------
             MULTI-LINE INSURANCE (0.2%)
    24,067   Ageas                                                                        $        901
    18,615   Allianz SE                                                                          2,919
   103,242   AXA S.A.                                                                            2,609
    19,496   Unipolsai Spa*                                                                         53
                                                                                          ------------
                                                                                                 6,482
                                                                                          ------------
             MULTI-SECTOR HOLDINGS (0.1%)
    49,375   Industrivarden AB "C"                                                                 985
     5,404   Investment Kinnevik AB "B"                                                            180
    46,650   Investor AB "B"                                                                     1,843
                                                                                          ------------
                                                                                                 3,008
                                                                                          ------------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.0%)
    29,600   ORIX Corp.                                                                            467
                                                                                          ------------
             PROPERTY & CASUALTY INSURANCE (0.1%)
   307,532   Direct Line Insurance Group                                                         1,587
    15,400   Tokio Marine Holdings, Inc.                                                           634
                                                                                          ------------
                                                                                                 2,221
                                                                                          ------------
             REAL ESTATE DEVELOPMENT (0.0%)
    12,500   Cheung Kong Property Holdings Ltd.*(c)                                                 76
                                                                                          ------------
             REAL ESTATE OPERATING COMPANIES (0.1%)
     4,627   Deutsche Wohnen AG                                                                    113
   282,000   Hysan Development Co. Ltd.                                                          1,289
    25,800   Swire Properties Ltd.                                                                  88
     6,346   Swiss Prime Site AG                                                                   508
                                                                                          ------------
                                                                                                 1,998
                                                                                          ------------
             REGIONAL BANKS (0.0%)
     3,000   Bank of Kyoto, Ltd.                                                                    34
    25,000   Bank of Yokohama Ltd.                                                                 155
    16,000   Chiba Bank Ltd.                                                                       126
    17,000   Fukuoka Financial Group, Inc.                                                          91
    48,200   Resona Holdings, Inc.                                                                 275
                                                                                          ------------
                                                                                                   681
                                                                                          ------------
             REINSURANCE (0.1%)
     1,879   Hannover Rueck SE                                                                     182
     3,738   Muenchener Rueckversicherungs-Gesellschaft AG                                         690
     3,382   SCOR SE                                                                               116
    17,855   Swiss Re AG                                                                         1,604
                                                                                          ------------
                                                                                                 2,592
                                                                                          ------------
             Total Financials                                                                   65,523
                                                                                          ------------

================================================================================

24  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES    SECURITY                                                                            (000)
------------------------------------------------------------------------------------------------------
             HEALTH CARE (2.1%)
             ------------------
             HEALTH CARE DISTRIBUTORS (0.0%)
     4,000   Alfresa Holdings Corp.                                                       $         61
    48,600   Medipal Holdings Corp.                                                                750
     1,700   Suzuken Co. Ltd.                                                                       55
                                                                                          ------------
                                                                                                   866
                                                                                          ------------
             HEALTH CARE SERVICES (0.1%)
     8,248   Fresenius SE & Co. KGaA                                                               526
   104,313   Sonic Healthcare Ltd.                                                               1,593
                                                                                          ------------
                                                                                                 2,119
                                                                                          ------------
             HEALTH CARE SUPPLIES (0.1%)
     4,468   Essilor International S.A.                                                            546
    45,800   HOYA Corp.                                                                          1,683
                                                                                          ------------
                                                                                                 2,229
                                                                                          ------------
             LIFE SCIENCES TOOLS & SERVICES (0.1%)
    13,163   Lonza Group AG                                                                      1,853
                                                                                          ------------
             PHARMACEUTICALS (1.8%)
     5,857   AstraZeneca plc                                                                       392
     8,836   Bayer AG                                                                            1,253
   162,798   GlaxoSmithKline plc                                                                 3,612
    61,002   Novartis AG(d)                                                                      6,278
   137,400   Novartis AG ADR                                                                    14,115
    44,322   Novo Nordisk A/S "B"                                                                2,511
     2,182   Orion Oyj "B"                                                                          73
    60,300   Otsuka Holdings Co. Ltd.                                                            1,877
    95,000   Roche Holding AG                                                                    3,654
    15,361   Roche Holding AG                                                                    4,523
    26,330   Sanofi                                                                              2,581
    21,825   Shire plc                                                                           1,889
    45,193   Teva Pharmaceutical Industries Ltd.                                                 2,721
                                                                                          ------------
                                                                                                45,479
                                                                                          ------------
             Total Health Care                                                                  52,546
                                                                                          ------------
             INDUSTRIALS (1.6%)
             ------------------
             AEROSPACE & DEFENSE (0.1%)
    24,595   Airbus Group SE                                                                     1,676
    69,592   BAE Systems plc                                                                       548
     5,974   Safran S.A.                                                                           423
                                                                                          ------------
                                                                                                 2,647
                                                                                          ------------
             AIRLINES (0.1%)
   392,000   Cathay Pacific Airways                                                              1,002
    40,369   easyJet plc                                                                           993

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES    SECURITY                                                                            (000)
------------------------------------------------------------------------------------------------------
    17,696   International Consolidated Airlines Group S.A.*                              $        150
    21,400   Ryanair Holdings plc ADR                                                            1,425
    11,800   Singapore Airlines Ltd.                                                               100
                                                                                          ------------
                                                                                                 3,670
                                                                                          ------------
             AIRPORT SERVICES (0.0%)
    21,374   Auckland International Airport Ltd.                                                    73
                                                                                          ------------
             BUILDING PRODUCTS (0.0%)
    22,000   Asahi Glass Co. Ltd.                                                                  143
     5,300   Daikin Industries Ltd.                                                                405
                                                                                          ------------
                                                                                                   548
                                                                                          ------------
             COMMERCIAL PRINTING (0.0%)
    13,000   Dai Nippon Printing Co. Ltd.                                                          137
                                                                                          ------------
             CONSTRUCTION & ENGINEERING (0.1%)
     9,297   Ferrovial S.A.                                                                        201
    18,000   Kajima Corp.                                                                           79
    14,000   Obayashi Corp.                                                                         91
    71,038   Skanska AB "B"                                                                      1,479
    23,000   Taisei Corp.                                                                          125
                                                                                          ------------
                                                                                                 1,975
                                                                                          ------------
             CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.0%)
    20,248   Volvo AB "B"                                                                          263
    42,200   Yangzijiang Shipbuilding Holdings Ltd.                                                 45
                                                                                          ------------
                                                                                                   308
                                                                                          ------------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
    64,000   Fuji Electric Co. Ltd.                                                                305
    31,342   Osram Licht AG                                                                      1,652
                                                                                          ------------
                                                                                                 1,957
                                                                                          ------------
             HEAVY ELECTRICAL EQUIPMENT (0.2%)
   170,000   Mitsubishi Electric Corp.                                                           2,320
    34,697   Vestas Wind Systems A/S                                                             1,778
                                                                                          ------------
                                                                                                 4,098
                                                                                          ------------
             HIGHWAYS & RAILTRACKS (0.0%)
    26,307   Groupe Eurotunnel S.A.                                                                396
                                                                                          ------------
             HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
     3,765   Adecco S.A.                                                                           300
     4,136   Capita plc                                                                             79
     2,666   Randstad Holding N.V.                                                                 155
                                                                                          ------------
                                                                                                   534
                                                                                          ------------

================================================================================

26  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES    SECURITY                                                                            (000)
------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES (0.1%)
    12,500   CK Hutchison Holdings Ltd.                                                   $        194
   159,500   Hopewell Holdings Ltd.                                                                622
    40,000   Hutchison Whampoa Ltd.(c)                                                             593
    32,000   Keppel Corp. Ltd.                                                                     207
    16,256   Siemens AG                                                                          1,710
                                                                                          ------------
                                                                                                 3,326
                                                                                          ------------
             INDUSTRIAL MACHINERY (0.3%)
     8,000   Amada Co. Ltd.                                                                         82
    26,371   Andritz AG                                                                          1,631
     8,400   FANUC Corp.                                                                         1,846
     3,960   GEA Group AG                                                                          193
    31,000   Kawasaki Heavy Industries Ltd.                                                        156
   105,000   Minebea Co. Ltd.                                                                    1,928
    11,000   NSK Ltd.                                                                              180
   273,000   Sumitomo Heavy Industries Ltd.                                                      1,786
     2,600   THK Co. Ltd.                                                                           62
     3,367   Wartsila Corp. Oyj "B"                                                                150
                                                                                          ------------
                                                                                                 8,014
                                                                                          ------------
             MARINE (0.1%)
        87   A.P. Moller-Maersk A/S "A"                                                            164
       560   A.P. Moller-Maersk A/S "B"                                                          1,082
    24,000   Mitsui O.S.K. Lines Ltd.                                                               82
    36,000   Nippon Yusen Kabushiki Kaisha                                                         108
                                                                                          ------------
                                                                                                 1,436
                                                                                          ------------
             MARINE PORTS & SERVICES (0.0%)
   125,000   Hutchison Port Holdings Trust                                                          82
                                                                                          ------------
             OFFICE SERVICES & SUPPLIES (0.0%)
     1,736   Societe BIC S.A.                                                                      286
                                                                                          ------------
             RAILROADS (0.3%)
    29,100   Canadian Pacific Railway Ltd.                                                       4,793
     3,200   Central Japan Railway Co.                                                             555
    32,000   MTR Corp. Ltd.                                                                        154
    18,300   West Japan Railway Co.                                                              1,085
                                                                                          ------------
                                                                                                 6,587
                                                                                          ------------
             SECURITY & ALARM SERVICES (0.0%)
     4,700   Secom Co. Ltd.                                                                        313
     6,880   Securitas AB "B"                                                                       93
                                                                                          ------------
                                                                                                   406
                                                                                          ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES    SECURITY                                                                            (000)
------------------------------------------------------------------------------------------------------
             TRADING COMPANIES & DISTRIBUTORS (0.2%)
    91,847   Ashtead Group plc ADR                                                        $      1,575
     3,309   Brenntag AG                                                                           200
     7,255   Bunzl plc                                                                             210
   167,100   ITOCHU Corp.                                                                        2,252
    37,400   Mitsui & Co. Ltd.                                                                     525
                                                                                          ------------
                                                                                                 4,762
                                                                                          ------------
             TRUCKING (0.0%)
    44,000   ComfortDelGro Corp. Ltd.                                                              100
    18,000   Nippon Express Co. Ltd.                                                                99
                                                                                          ------------
                                                                                                   199
                                                                                          ------------
             Total Industrials                                                                  41,441
                                                                                          ------------
             INFORMATION TECHNOLOGY (0.7%)
             -----------------------------
             APPLICATION SOFTWARE (0.0%)
     6,180   Dassault Systemes S.A.                                                                483
       748   SAP SE                                                                                 65
                                                                                          ------------
                                                                                                   539
                                                                                          ------------
             DATA PROCESSING & OUTSOURCED SERVICES (0.0%)
     9,737   Amadeus IT Holding S.A. "A"                                                           443
                                                                                          ------------
             ELECTRONIC COMPONENTS (0.2%)
    80,200   Ibiden Co. Ltd.                                                                     1,496
    15,200   Murata Manufacturing Co. Ltd.                                                       2,466
     2,800   TDK Corp.                                                                             223
                                                                                          ------------
                                                                                                 4,185
                                                                                          ------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
     5,800   Citizen Holdings Co. Ltd.                                                              42
     5,522   Hexagon AB "B"                                                                        203
     1,000   Keyence Corp.                                                                         537
                                                                                          ------------
                                                                                                   782
                                                                                          ------------
             INTERNET SOFTWARE & SERVICES (0.0%)
       800   Mixi, Inc.                                                                             34
                                                                                          ------------
             IT CONSULTING & OTHER SERVICES (0.1%)
    20,461   Cap Gemini                                                                          1,785
     2,800   NTT Data Corp.                                                                        124
     6,900   Otsuka Corp.                                                                          333
                                                                                          ------------
                                                                                                 2,242
                                                                                          ------------
             SEMICONDUCTOR EQUIPMENT (0.0%)
     3,800   Tokyo Electron Ltd.                                                                   241
                                                                                          ------------

================================================================================

28  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES    SECURITY                                                                            (000)
------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS (0.3%)
    67,145   ARM Holdings plc                                                             $      1,188
    55,339   NXP Semiconductors N.V.*                                                            6,212
     2,100   ROHM Co. Ltd.                                                                         148
                                                                                          ------------
                                                                                                 7,548
                                                                                          ------------
             SYSTEMS SOFTWARE (0.0%)
       800   Oracle Corp.                                                                           35
                                                                                          ------------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.1%)
     5,100   Brother Industries Ltd.                                                                80
    53,700   FUJIFILM Holdings Corp.                                                             2,048
                                                                                          ------------
                                                                                                 2,128
                                                                                          ------------
             Total Information Technology                                                       18,177
                                                                                          ------------
             MATERIALS (0.8%)
             ----------------
             COMMODITY CHEMICALS (0.1%)
   175,000   Asahi Kasei Corp.                                                                   1,547
     6,000   Kaneka Corp.                                                                           44
     7,600   Kuraray Co. Ltd.                                                                      100
                                                                                          ------------
                                                                                                 1,691
                                                                                          ------------
             CONSTRUCTION MATERIALS (0.0%)
       756   Imerys S.A.                                                                            57
                                                                                          ------------
             DIVERSIFIED CHEMICALS (0.1%)
    19,656   BASF SE                                                                             1,818
    36,837   Incitec Pivot Ltd.                                                                    112
     8,000   Mitsubishi Gas Chemical Co., Inc.                                                      46
    32,000   Sumitomo Chemical Co. Ltd.                                                            186
                                                                                          ------------
                                                                                                 2,162
                                                                                          ------------
             DIVERSIFIED METALS & MINING (0.1%)
    68,445   BHP Billiton Ltd.(d)                                                                1,535
    44,811   BHP Billiton plc                                                                      945
     6,189   Boliden AB                                                                            133
    25,000   Mitsubishi Materials Corp.                                                             99
    46,826   Rio Tinto plc                                                                       2,046
    44,811   South32 Ltd.*                                                                          74
    68,445   South32 Ltd.*                                                                         114
    12,000   Sumitomo Metal Mining Co. Ltd.                                                        185
                                                                                          ------------
                                                                                                 5,131
                                                                                          ------------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
    57,503   K&S AG                                                                              1,874
    36,617   Yara International ASA                                                              1,852
                                                                                          ------------
                                                                                                 3,726
                                                                                          ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES    SECURITY                                                                            (000)
------------------------------------------------------------------------------------------------------
             INDUSTRIAL GASES (0.1%)
     6,684   Air Liquide S.A.                                                             $        862
     3,010   Linde AG                                                                              578
                                                                                          ------------
                                                                                                 1,440
                                                                                          ------------
             PAPER PRODUCTS (0.1%)
    18,000   Oji Holdings Corp.                                                                     80
    90,419   UPM-Kymmene Oyj                                                                     1,622
                                                                                          ------------
                                                                                                 1,702
                                                                                          ------------
             SPECIALTY CHEMICALS (0.1%)
     6,000   Daicel Corp.                                                                           78
       201   Givaudan S.A.                                                                         368
     2,200   Hitachi Chemical Co. Ltd.                                                              43
     3,200   Nippon Paint Co. Ltd.                                                                  99
     3,600   Nitto Denko Corp.                                                                     278
     5,301   Novozymes A/S "B"                                                                     255
     2,742   Symrise AG                                                                            175
                                                                                          ------------
                                                                                                 1,296
                                                                                          ------------
             STEEL (0.1%)
   173,858   Fortescue Metals Group Ltd.                                                           319
    10,800   JFE Holdings, Inc.                                                                    263
   847,000   Kobe Steel Ltd.                                                                     1,579
   170,000   Nippon Steel & Sumitomo Metal Corp.                                                   467
    24,785   Voestalpine AG                                                                      1,031
                                                                                          ------------
                                                                                                 3,659
                                                                                          ------------
             Total Materials                                                                    20,864
                                                                                          ------------
             TELECOMMUNICATION SERVICES (0.8%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
     1,642   Belgacom S.A.                                                                          57
   200,292   BT Group plc                                                                        1,369
    70,099   Deutsche Telekom AG                                                                 1,205
    31,800   Nippon Telegraph & Telephone Corp.                                                  2,210
 1,687,798   Telecom Italia S.p.A.*                                                              1,668
 1,296,072   Telecom Italia S.p.A.*                                                              1,589
    95,840   Telstra Corp. Ltd.                                                                    453
                                                                                          ------------
                                                                                                 8,551
                                                                                          ------------
             WIRELESS TELECOMMUNICATION SERVICES (0.4%)
   101,600   KDDI Corp.                                                                          2,282
    13,300   NTT DOCOMO, Inc.                                                                      238

================================================================================

30  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES    SECURITY                                                                            (000)
------------------------------------------------------------------------------------------------------
   999,261   Vodafone Group plc                                                           $      3,908
    98,936   Vodafone Group plc ADR                                                              3,861
                                                                                          ------------
                                                                                                10,289
                                                                                          ------------
             Total Telecommunication Services                                                   18,840
                                                                                          ------------
             UTILITIES (0.5%)
             ----------------
             ELECTRIC UTILITIES (0.3%)
   214,000   Cheung Kong Holdings Ltd                                                            1,764
    15,000   Chubu Electric Power Co., Inc.                                                        226
     6,800   Chugoku Electric Power Co., Inc.                                                      103
     5,509   EDF S.A.                                                                              136
    51,033   EDP-Energias de Portugal S.A.                                                         199
    82,170   Endesa S.A.                                                                         1,537
   142,384   Enel S.p.A.                                                                           691
    77,067   Fortum Oyj                                                                          1,467
     3,900   Hokuriku Electric Power Co.                                                            59
    15,500   Kansai Electric Power Co., Inc.*(d)                                                   172
     9,900   Kyushu Electric Power Co., Inc.*                                                      115
    30,000   Power Assets Holdings Ltd.                                                            287
     4,000   Shikoku Electric Power Co.                                                             59
    10,600   Tohoku Electric Power Co., Inc.                                                       148
    30,600   Tokyo Electric Power Co., Inc.*                                                       174
                                                                                          ------------
                                                                                                 7,137
                                                                                          ------------
             GAS UTILITIES (0.0%)
    45,926   Snam S.p.A.                                                                           227
                                                                                          ------------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
     3,100   Electric Power Development Co. Ltd.                                                   108
                                                                                          ------------
             MULTI-UTILITIES (0.2%)
   109,253   AGL Energy Ltd.                                                                     1,350
   170,656   National Grid plc                                                                   2,441
                                                                                          ------------
                                                                                                 3,791
                                                                                          ------------
             WATER UTILITIES (0.0%)
     5,271   Severn Trent plc                                                                      177
                                                                                          ------------
             Total Utilities                                                                    11,440
                                                                                          ------------
             Total Common Stocks (cost: $285,451)                                              324,551
                                                                                          ------------

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                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES    SECURITY                                                                            (000)
------------------------------------------------------------------------------------------------------
             PREFERRED STOCKS (0.1%)

             CONSUMER DISCRETIONARY (0.1%)
             -----------------------------
             AUTOMOBILE MANUFACTURERS (0.1%)
     1,180   Bayerische Motoren Werke AG                                                  $        100
     8,980   Volkswagen AG                                                                       2,180
                                                                                          ------------
                                                                                                 2,280
                                                                                          ------------
             Total Consumer Discretionary                                                        2,280
                                                                                          ------------
             CONSUMER STAPLES (0.0%)
             -----------------------
             HOUSEHOLD PRODUCTS (0.0%)
     3,993   Henkel AG & Co. KGaA                                                                  478
                                                                                          ------------
             Total Preferred Stocks (cost: $2,736)                                               2,758
                                                                                          ------------
             EXCHANGE-TRADED FUNDS (12.8%)
   319,748   EGShares Emerging Markets Consumer ETF                                              8,451
 1,019,475   iShares Core MSCI EAFE ETF                                                         62,045
 1,316,686   iShares Core MSCI Emerging Markets ETF                                             65,768
   355,700   iShares Currency Hedged MSCI EAFE ETF                                              10,198
   694,410   iShares MSCI EAFE ETF                                                              46,276
   927,400   iShares MSCI Germany ETF                                                           26,997
    34,520   iShares MSCI Philippines ETF                                                        1,369
   174,762   iShares MSCI Turkey ETF                                                             8,179
   526,500   PowerShares FTSE RAFI Emerging Markets Portfolio                                   10,335
    56,000   SPDR S&P China ETF                                                                  5,294
   107,983   SPDR S&P Emerging Markets SmallCap ETF                                              5,146
   292,200   Vanguard FTSE European ETF                                                         16,562
   170,548   WisdomTree Emerging Markets Equity Income Fund                                      7,681
   182,288   WisdomTree Emerging Markets SmallCap Dividend Fund                                  8,296
   195,900   WisdomTree Europe Hedged Equity ETF                                                12,755
   693,900   WisdomTree India Earnings Fund                                                     15,349
   213,300   WisdomTree Japan Hedged Equity Index Fund                                          12,751
                                                                                          ------------
             Total Exchange-Traded Funds (cost: $303,746)                                      323,452
                                                                                          ------------
             Total International Equity Securities (cost: $591,933)                            650,761
                                                                                          ------------

             PRECIOUS METALS AND COMMODITY-RELATED
             SECURITIES (1.7%)

             GOLD (0.4%)

             AFRICAN GOLD COMPANIES (0.1%)
    33,000   AngloGold Ashanti Ltd. ADR*                                                           316
    64,000   Gold Fields Ltd. ADR                                                                  218
   162,000   Harmony Gold Mining Co. Ltd. ADR*                                                     240
                                                                                          ------------
                                                                                                   774
                                                                                          ------------

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32  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES    SECURITY                                                                            (000)
------------------------------------------------------------------------------------------------------
             AUSTRALIAN GOLD COMPANIES (0.0%)
    66,000   Newcrest Mining Ltd.*                                                        $        713
                                                                                          ------------
             EUROPEAN GOLD COMPANIES (0.0%)
     6,700   Randgold Resources Ltd. ADR                                                           484
                                                                                          ------------
             NORTH AMERICAN GOLD COMPANIES (0.3%)
    10,200   Agnico-Eagle Mines Ltd.                                                               328
    37,000   Alamos Gold, Inc.                                                                     242
    86,000   AuRico Gold, Inc.                                                                     284
   165,000   B2Gold Corp.*                                                                         280
    23,000   Barrick Gold Corp.                                                                    273
    50,000   Centerra Gold, Inc.                                                                   309
   240,000   Dundee Precious Metals, Inc.*                                                         504
    91,000   Eldorado Gold Corp.                                                                   439
   101,000   Goldcorp, Inc.                                                                      1,794
   150,000   Kinross Gold Corp.*                                                                   352
   162,000   New Gold, Inc.*                                                                       515
    13,000   Newmont Mining Corp.                                                                  354
    91,400   Primero Mining Corp.*                                                                 376
     8,800   Royal Gold, Inc.                                                                      570
    67,884   SEMAFO, Inc.*                                                                         201
    83,000   Yamana Gold, Inc.                                                                     298
                                                                                          ------------
                                                                                                 7,119
                                                                                          ------------
             SOUTH AMERICAN GOLD COMPANIES (0.0%)
    44,000   Compania de Minas Buenaventura S.A. ADR                                               493
                                                                                          ------------
             Total Gold (cost: $10,730)                                                          9,583
                                                                                          ------------
             SILVER (0.1%)
    54,000   Pan American Silver Corp.                                                             510
    25,000   Silver Wheaton Corp.                                                                  476
    77,000   Tahoe Resources, Inc.                                                               1,070
                                                                                          ------------
             Total Silver (cost: $2,187)                                                         2,056
                                                                                          ------------
             EXCHANGE-TRADED FUNDS (1.2%)
   224,000   First Trust Global Tactical Commodity Strategy Fund*                                5,504
   297,334   iShares Silver Trust*                                                               4,760
   471,000   United States Commodity Index Fund*                                                21,723
                                                                                          ------------
             Total Exchange-Traded Funds (cost: $32,834)                                        31,987
                                                                                          ------------
             Total Precious Metals and Commodity-Related Securities (cost: $45,751)             43,626
                                                                                          ------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES    SECURITY                                                                            (000)
------------------------------------------------------------------------------------------------------
             GLOBAL REAL ESTATE EQUITY SECURITIES (0.5%)

             COMMON STOCKS (0.4%)

             DIVERSIFIED REAL ESTATE ACTIVITIES (0.2%)
    13,100   Daiwa House Industry Co. Ltd.                                                $        313
    62,400   Henderson Land Development Co. Ltd.                                                   502
   349,500   Kerry Properties Ltd.                                                               1,458
   126,736   Lend Lease Group                                                                    1,604
   111,000   New World Development Co. Ltd.                                                        147
     9,000   Tokyo Tatemono Co. Ltd.                                                                70
    20,000   Wheelock & Co. Ltd.                                                                   107
                                                                                          ------------
                                                                                                 4,201
                                                                                          ------------
             REITs - DIVERSIFIED (0.0%)
   108,472   BGP Holdings plc, acquired 8/06/2009; cost: $0*(b),(c)                                  -
    21,395   British Land Co. plc                                                                  282
    39,418   GPT Group                                                                             139
    17,329   Land Securities Group plc                                                             348
                                                                                          ------------
                                                                                                   769
                                                                                          ------------
             REITs - INDUSTRIAL (0.0%)
    16,077   Segro plc                                                                             105
                                                                                          ------------
             REITs - OFFICE (0.0%)
    46,000   CapitaLand Commercial Trust                                                            55
    20,089   Dexus Property Group                                                                  122
                                                                                          ------------
                                                                                                   177
                                                                                          ------------
             REITs - RETAIL (0.2%)
    54,000   CapitaLand Mall Trust                                                                  87
   696,104   Federation Centres                                                                  1,613
   308,921   INTU Properties plc                                                                 1,578
   340,500   Link REIT                                                                           1,981
                                                                                          ------------
                                                                                                 5,259
                                                                                          ------------
             Total Common Stocks (cost: $9,614)                                                 10,511
                                                                                          ------------
             PREFERRED STOCKS (0.1%)

             REITs - MORTGAGE (0.1%)
             -----------------------
    60,000   Arbor Realty Trust, Inc., 7.38% (cost: $1,500)                                      1,488
                                                                                          ------------
             Total Global Real Estate Equity Securities (cost: $11,114)                         11,999
                                                                                          ------------

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34  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                           COUPON                          VALUE
(000)        SECURITY                                             RATE        MATURITY           (000)
------------------------------------------------------------------------------------------------------
             BONDS (32.5%)

             CORPORATE OBLIGATIONS (12.4%)

             CONSUMER DISCRETIONARY (0.2%)
             -----------------------------
             PUBLISHING (0.1%)
$    1,990   Cengage Learning Acquisitions, Inc.(e)               8.25%       3/31/2020     $    1,999
                                                                                            ----------
             SPECIALTY STORES (0.1%)
     2,000   Guitar Center, Inc.(a)                               6.50        4/15/2019          1,815
     1,000   Toys R Us Property Co. II, LLC                       8.50       12/01/2017          1,013
                                                                                            ----------
                                                                                                 2,828
                                                                                            ----------
             Total Consumer Discretionary                                                        4,827
                                                                                            ----------
             CONSUMER STAPLES (0.1%)
             -----------------------
             PACKAGED FOODS & MEAT (0.1%)
     2,500   J. M. Smucker Co.(a)                                 4.38        3/15/2045          2,452
                                                                                            ----------
             ENERGY (1.9%)
             -------------
             OIL & GAS DRILLING (0.1%)
     3,683   Schahin II Finance Co. SPV Ltd.(a)                   5.88        9/25/2023          1,814
                                                                                            ----------
             OIL & GAS EXPLORATION & PRODUCTION (0.2%)
     2,000   American Energy - Permian Basin, LLC(a)              7.13       11/01/2020          1,380
     2,500   Newfield Exploration Co.                             5.38        1/01/2026          2,600
     1,000   Samson Investment Co.(e)                             5.00        9/25/2018            490
                                                                                            ----------
                                                                                                 4,470
                                                                                            ----------
             OIL & GAS STORAGE & TRANSPORTATION (1.6%)
    12,000   DCP Midstream, LLC(a)                                5.85        5/21/2043          9,960
     8,680   Enbridge Energy Partners, LP                         8.05       10/01/2077          9,027
    13,030   Energy Transfer Partners, LP                         3.30(f)    11/01/2066         11,401
     7,980   Enterprise Products Operating, LLC                   7.00        6/01/2067          8,060
     1,900   Martin Midstream Partners, LP                        7.25        2/15/2021          1,900
     2,352   Southern Union Co.                                   3.30(f)    11/01/2066          1,823
                                                                                            ----------
                                                                                                42,171
                                                                                            ----------
             Total Energy                                                                       48,455
                                                                                            ----------
             FINANCIALS (7.4%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.6%)
    10,000   Prospect Capital Corp.                               5.00        7/15/2019         10,426
     3,010   State Street Capital Trust IV                        1.27(f)     6/01/2077          2,577
     2,400   Walter Investment Management Corp.                   7.88       12/15/2021          2,214
                                                                                            ----------
                                                                                                15,217
                                                                                            ----------
             DIVERSIFIED BANKS (0.6%)
     2,000   Compass Bank                                         6.40       10/01/2017          2,185
     5,000   JPMorgan Chase Capital XIII                          1.22(f)     9/30/2034          4,225

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                           COUPON                          VALUE
(000)        SECURITY                                             RATE        MATURITY           (000)
------------------------------------------------------------------------------------------------------
$   10,000   JPMorgan Chase Capital XXI                           1.23%(f)    1/15/2087     $    8,337
                                                                                            ----------
                                                                                                14,747
                                                                                            ----------
             LIFE & HEALTH INSURANCE (1.2%)
     9,342   Lincoln National Corp.                               7.00        5/17/2066          8,431
     1,000   Lincoln National Corp.                               6.05        4/20/2067            920
     7,800   Prudential Financial, Inc.                           5.63        6/15/2043          8,297
     2,135   Prudential Financial, Inc.                           5.20        3/15/2044          2,157
    10,935   StanCorp Financial Group, Inc.                       6.90        6/01/2067         10,197
                                                                                            ----------
                                                                                                30,002
                                                                                            ----------
             MULTI-LINE INSURANCE (1.3%)
    15,127   Genworth Holdings, Inc.                              6.15       11/15/2066          9,530
    12,255   Glen Meadow Pass-Through Trust(a)                    6.51        2/12/2067         11,428
    12,810   Nationwide Mutual Insurance Co.(a)                   2.56(f)    12/15/2024         12,837
                                                                                            ----------
                                                                                                33,795
                                                                                            ----------
             MULTI-SECTOR HOLDINGS (0.3%)
     5,325   BNSF Funding Trust I                                 6.61       12/15/2055          6,110
                                                                                            ----------
             PROPERTY & CASUALTY INSURANCE (1.9%)
    10,800   Allstate Corp.                                       5.75        8/15/2053         11,644
    10,000   AmTrust Financial Services, Inc.                     6.13        8/15/2023         10,586
    11,050   HSB Group, Inc.(c)                                   1.19(f)     7/15/2027          6,962
    14,215   Oil Insurance Ltd.(a)                                3.26(f)             -(g)      12,260
     6,500   Travelers Companies, Inc.                            6.25        3/15/2067          6,825
                                                                                            ----------
                                                                                                48,277
                                                                                            ----------
             REAL ESTATE DEVELOPMENT (0.1%)
     1,800   Forestar USA Real Estate Group, Inc.(a)              8.50        6/01/2022          1,831
                                                                                            ----------
             REGIONAL BANKS (1.0%)
     1,000   Allfirst Preferred Capital Trust                     1.78(f)     7/15/2029            905
     2,200   Compass Bank                                         3.88        4/10/2025          2,148
     8,000   Cullen/Frost Capital Trust II                        1.81(f)     3/01/2034          7,045
     4,000   First Maryland Capital Trust I                       1.28(f)     1/15/2027          3,595
     5,000   Fulton Capital Trust I                               6.29        2/01/2036          4,988
     2,000   Huntington Capital Trust II "B"                      0.90(f)     6/15/2028          1,620
     5,039   Manufacturers & Traders Trust Co.                    5.63       12/01/2021          5,241
                                                                                            ----------
                                                                                                25,542
                                                                                            ----------
             REINSURANCE (0.3%)
     4,000   Alterra USA Holdings Ltd.(a)                         7.20        4/14/2017          4,327
     3,750   Platinum Underwriters Finance, Inc.                  7.50        6/01/2017          4,144
                                                                                            ----------
                                                                                                 8,471
                                                                                            ----------
             THRIFTS & MORTGAGE FINANCE (0.1%)
     2,000   Ocwen Financial Corp.(a)                             7.13        5/15/2019          1,885
                                                                                            ----------
             Total Financials                                                                  185,877
                                                                                            ----------

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36  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                           COUPON                          VALUE
(000)(m)     SECURITY                                             RATE        MATURITY           (000)
------------------------------------------------------------------------------------------------------
             INDUSTRIALS (0.3%)
             ------------------
             AEROSPACE & DEFENSE (0.1%)
$    1,250   Constellis Holdings, LLC & Constellis
               Finance Corp.(a)                                   9.75%       5/15/2020     $    1,242
     1,250   Moog, Inc.(a)                                        5.25       12/01/2022          1,294
                                                                                            ----------
                                                                                                 2,536
                                                                                            ----------
             AIRLINES (0.0%)
       813   America West Airlines, Inc. Pass-Through Trust (INS) 7.93        7/02/2020            903
                                                                                            ----------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
       500   Artesyn Embedded Technologies, Inc.(a)               9.75       10/15/2020            521
                                                                                            ----------
             MARINE (0.1%)
     1,900   Navios Maritime Holdings, Inc.(a)                    7.38        1/15/2022          1,743
                                                                                            ----------
             TRADING COMPANIES & DISTRIBUTORS (0.1%)
     3,137   ILFC E-Capital Trust I(a)                            4.09(f)    12/21/2065          3,066
                                                                                            ----------
             Total Industrials                                                                   8,769
                                                                                            ----------
             MATERIALS (0.1%)
             ----------------
             GOLD (0.1%)
       322   Allied Nevada Gold Corp., DIP(c),(p),(r)                -(q)     3/10/2016            386
       265   Allied Nevada Gold Corp., DIP(c),(e),(h)            12.00        3/10/2016            318
 CAD 6,000   Allied Nevada Gold Corp.(a),(i)                      8.75        6/01/2019          1,184
                                                                                            ----------
                                                                                                 1,888
                                                                                            ----------
             Total Materials                                                                     1,888
                                                                                            ----------
             TELECOMMUNICATION SERVICES (0.0%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.0%)
       500   GCI, Inc.(s)                                         6.88        4/15/2025            516
                                                                                            ----------
             UTILITIES (2.4%)
             ----------------
             ELECTRIC UTILITIES (0.9%)
     6,085   NextEra Energy Capital Holdings, Inc.                6.35       10/01/2066          5,631
     7,000   NextEra Energy Capital Holdings, Inc.                6.65        6/15/2067          6,548
       500   NextEra Energy Capital Holdings, Inc.                7.30        9/01/2067            519
     7,400   PPL Capital Funding, Inc.                            6.70        3/30/2067          6,805
     4,041   Texas Competitive Electric Holdings Co., LLC(e)      4.67       10/10/2017          2,465
                                                                                            ----------
                                                                                                21,968
                                                                                            ----------
             MULTI-UTILITIES (1.5%)
     6,350   Dominion Resources, Inc.                             7.50        6/30/2066          6,429
     3,500   Dominion Resources, Inc.                             2.57(f)     9/30/2066          3,242
     5,291   Integrys Energy Group, Inc.                          6.11       12/01/2066          5,028

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                            COUPON                        VALUE
(000)        SECURITY                                              RATE       MATURITY           (000)
------------------------------------------------------------------------------------------------------
$   12,464   Puget Sound Energy, Inc.                             6.97%       6/01/2067     $   11,872
    13,000   Wisconsin Energy Corp.                               6.25        5/15/2067         12,594
                                                                                            ----------
                                                                                                39,165
                                                                                            ----------
             Total Utilities                                                                    61,133
                                                                                            ----------
             Total Corporate Obligations (cost: $300,731)                                      313,917
                                                                                            ----------
             EURODOLLAR AND YANKEE OBLIGATIONS (4.2%)

             ENERGY (0.4%)
             -------------
             OIL & GAS STORAGE & TRANSPORTATION (0.4%)
     9,650   TransCanada PipeLines Ltd.                           6.35        5/15/2067          9,228
     1,400   TransCanada Trust                                    5.63        5/20/2075          1,431
                                                                                            ----------
                                                                                                10,659
                                                                                            ----------
             Total Energy                                                                       10,659
                                                                                            ----------
             FINANCIALS (1.9%)
             -----------------
             DIVERSIFIED BANKS (1.0%)
     2,000   Barclays Bank plc                                    0.63(f)             -(g)       1,270
    11,500   Barclays Bank plc                                    0.63(f)             -(g)       7,188
     5,485   Barclays Bank plc                                    0.69(f)             -(g)       3,510
     2,000   Barclays Bank plc(a)                                 7.70                -(g)       2,243
     1,600   HSBC Bank plc                                        0.60(f)             -(g)       1,015
     8,000   HSBC Bank plc                                        0.69(f)             -(g)       5,085
     2,500   LBI hf, acquired 10/12/2007;
                cost $2,500(a),(b),(c),(i)                        7.43                -(g)           -
     5,150   Lloyds Bank plc                                      0.60(f)             -(g)       3,270
                                                                                            ----------
                                                                                                23,581
                                                                                            ----------
             LIFE & HEALTH INSURANCE (0.4%)
     9,800   Great-West Life & Annuity Insurance Capital, LP(a)   7.15        5/16/2046          9,922
                                                                                            ----------
             PROPERTY & CASUALTY INSURANCE (0.5%)
    11,850   QBE Capital Funding III Ltd.(a)                      7.25        5/24/2041         13,361
                                                                                            ----------
             REGIONAL BANKS (0.0%)
     3,000   Glitnir Banki hf, acquired 9/11/2006 -
                10/18/2006; cost $3,051(a),(b),(c),(i)            7.45                -(g)           -
                                                                                            ----------
             Total Financials                                                                   46,864
                                                                                            ----------
             GOVERNMENT (0.2%)
             -----------------
             FOREIGN GOVERNMENT (0.2%)
     5,083   Italy Government International Bond                  5.38        6/15/2033          5,943
                                                                                            ----------
                                                                                                 5,943
                                                                                            ----------
             MATERIALS (0.8%)
             ----------------
             DIVERSIFIED METALS & MINING (0.1%)
     1,900   Vedanta Resources plc(a)                             6.00        1/31/2019          1,786
                                                                                            ----------

================================================================================

38  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                           COUPON                          VALUE
(000)        SECURITY                                             RATE         MATURITY          (000)
------------------------------------------------------------------------------------------------------
             GOLD (0.7%)
$   10,400   Kinross Gold Corp.                                   5.95%       3/15/2024     $   10,121
     5,000   Newcrest Finance Proprietary Ltd.(a)                 4.45       11/15/2021          5,035
     4,200   St. Barbara Ltd.(a)                                  8.88        4/15/2018          3,948
                                                                                            ----------
                                                                                                19,104
                                                                                            ----------
             Total Materials                                                                    20,890
                                                                                            ----------
             UTILITIES (0.9%)
             ----------------
             ELECTRIC UTILITIES (0.9%)
     4,000   EDP Finance B.V.(a)                                  4.13        1/15/2020          4,127
     7,400   Electricite De France S.A.(a)                        5.25                -(g)       7,717
     6,800   Enel S.p.A.(a)                                       8.75        9/24/2073          8,126
     1,000   SPI Electricity Proprietary Ltd. (INS)(a)            7.25       12/01/2016          1,066
                                                                                            ----------
                                                                                                21,036
                                                                                            ----------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
       700   AES Gener S.A.(a)                                    8.38       12/18/2073            768
                                                                                            ----------
             Total Utilities                                                                    21,804
                                                                                            ----------
             Total Eurodollar and Yankee Obligations (cost: $105,094)                          106,160
                                                                                            ----------
             ASSET-BACKED SECURITIES (0.2%)

             FINANCIALS (0.2%)
             -----------------
             ASSET-BACKED FINANCING (0.2%)
     3,000   SLC Student Loan Trust                               0.73(f)     7/15/2036          2,656
     1,179   SLM Student Loan Trust                               0.83(f)    10/25/2038          1,076
                                                                                            ----------
             Total Financials                                                                    3,732
                                                                                            ----------
             Total Asset-Backed Securities (cost: $3,272)                                        3,732
                                                                                            ----------
             COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

             FINANCIALS (0.1%)
             -----------------
     1,304   Sequoia Mortgage Trust                               1.08(f)     9/20/2033          1,143
     1,254   Wells Fargo Mortgage Backed Securities Trust         2.67(f)     4/25/2035          1,201
                                                                                            ----------
             Total Financials                                                                    2,344
                                                                                            ----------
             Total Collateralized Mortgage Obligations (cost: $2,404)                            2,344
                                                                                            ----------
             COMMERCIAL MORTGAGE SECURITIES (7.4%)

             FINANCIALS (7.4%)
             -----------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES (7.4%)
     2,444   Banc of America Commercial Mortgage, Inc.(a)         5.24       12/10/2042          2,384
    10,000   Banc of America Commercial Mortgage, Inc.            5.84        7/10/2044         10,292
     8,500   Banc of America Commercial Mortgage, Inc.            5.76        5/10/2045          8,822

================================================================================

                                                 PORTFOLIO OF INVESTMENTS |   39

================================================================================

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                           COUPON                          VALUE
(000)        SECURITY                                             RATE       MATURITY            (000)
------------------------------------------------------------------------------------------------------

$    2,000   Banc of America Commercial Mortgage, Inc.            5.42%      10/10/2045     $    2,072
     6,000   Banc of America Commercial Mortgage, Inc.            5.16        9/10/2047          6,062
     5,223   Banc of America Commercial Mortgage, Inc.(a)         5.94        9/10/2047          5,252
     3,500   Banc of America Commercial Mortgage, Inc.            6.26        2/10/2051          3,749
     2,000   Bear Stearns Commercial Mortgage Securities, Inc.    5.43       12/11/2040          2,000
     4,000   Bear Stearns Commercial Mortgage Securities, Inc.    5.21        2/11/2041          4,000
     3,000   Bear Stearns Commercial Mortgage Securities, Inc.(a) 5.66        9/11/2041          2,952
     2,000   Bear Stearns Commercial Mortgage Securities, Inc.    5.60       10/12/2041          2,039
     1,600   CD Commercial Mortgage Trust                         5.69       10/15/2048          1,537
     8,000   Citigroup Commercial Mortgage Trust                  5.78        3/15/2049          8,278
     2,000   Citigroup Commercial Mortgage Trust                  6.14       12/10/2049          1,996
    10,000   Commercial Mortgage Loan Trust                       5.82        7/10/2038         10,215
     6,000   Commercial Mortgage Loan Trust                       6.04       12/10/2049          6,112
     2,000   Commercial Mortgage Loan Trust(a)                    5.54       12/11/2049          2,100
     4,000   Commercial Mortgage Trust                            5.38       12/10/2046          4,068
    16,400   Credit Suisse Commercial Mortgage Pass-
                Through Trust                                     0.38        2/15/2040         14,514
     8,000   GE Capital Commercial Mortgage Corp.                 5.27        3/10/2044          8,075
     2,000   GE Capital Commercial Mortgage Corp.                 5.32       11/10/2045          2,009
     9,355   GE Capital Commercial Mortgage Corp.                 5.61       12/10/2049          9,790
     1,891   GMAC Commercial Mortgage Securities, Inc.            4.97       12/10/2041          1,971
     1,000   GMAC Commercial Mortgage Securities, Inc.            4.98       12/10/2041          1,099
     4,000   GS Mortgage Securities Corp. II                      5.52        4/10/2038          4,088
       625   J.P. Morgan Chase Commercial
                 Mortgage Securities Corp.                        5.00       10/15/2042            628
    11,225   J.P. Morgan Chase Commercial
                 Mortgage Securities Corp.                        5.04       10/15/2042         11,290
     8,000   J.P. Morgan Chase Commercial
                 Mortgage Securities Corp.                        5.57        4/15/2043          8,201
     2,000   J.P. Morgan Chase Commercial
                 Mortgage Securities Corp.                        5.39       12/15/2044          2,044
     2,000   J.P. Morgan Chase Commercial
                 Mortgage Securities Corp.                        5.39       12/15/2044          2,042
     3,675   J.P. Morgan Chase Commercial
                 Mortgage Securities Corp.                        5.91        4/15/2045          3,680
     2,000   LB-UBS Commercial Mortgage Trust                     5.28        2/15/2041          2,024
     2,500   Merrill Lynch Mortgage Trust                         5.27        7/12/2038          2,525
     1,000   Merrill Lynch Mortgage Trust                         5.30        7/12/2038          1,008
    11,500   Merrill Lynch Mortgage Trust                         5.68        5/12/2039         11,633
       954   Merrill Lynch Mortgage Trust                         5.01       10/12/2041            954
     1,000   Merrill Lynch Mortgage Trust                         5.42        1/12/2044          1,013
     3,000   ML-CFC Commercial Mortgage Trust                     5.42        8/12/2048          3,158
     3,000   ML-CFC Commercial Mortgage Trust                     5.88        8/12/2049          3,067

================================================================================

40  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                       MARKET
AMOUNT                                                           COUPON                          VALUE
(000)        SECURITY                                             RATE        MATURITY           (000)
------------------------------------------------------------------------------------------------------
$    1,000   Morgan Stanley Capital I Trust                       5.50%       3/12/2044     $    1,000
       878   Morgan Stanley Capital I, Inc.                       5.15        8/13/2042            877
       723   Morgan Stanley Capital I, Inc.                       5.17        8/13/2042            722
     3,400   Wachovia Bank Commercial Mortgage Trust              5.71        5/15/2043          3,504
     1,337   Wachovia Bank Commercial Mortgage Trust(a)           4.99        5/15/2044          1,334
                                                                                            ----------
                                                                                               186,180
                                                                                            ----------
             Total Financials                                                                  186,180
                                                                                            ----------
             Total Commercial Mortgage Securities (cost: $171,499)                             186,180
                                                                                            ----------
             U.S. GOVERNMENT AGENCY ISSUES (0.0%)(J)

             MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.0%)
         2   Government National Mortgage Assn. I                 6.50        5/15/2023              2
        11   Government National Mortgage Assn. I                 6.50        4/15/2024             13
         4   Government National Mortgage Assn. I                 7.50        3/15/2017              4
         7   Government National Mortgage Assn. I                 7.50        3/15/2017              7
         1   Government National Mortgage Assn. I                 8.00       11/15/2016              1
         1   Government National Mortgage Assn. I                 8.50        6/15/2016              1
         1   Government National Mortgage Assn. I                 8.50        6/15/2016              1
         1   Government National Mortgage Assn. I                 8.50        7/15/2016              1
         1   Government National Mortgage Assn. I                 8.50       12/15/2016              1
         1   Government National Mortgage Assn. I                 8.50        1/15/2017              1
                                                                                            ----------
                                                                                                    32
                                                                                            ----------
             Total U.S. Government Agency Issues (cost: $30)                                        32
                                                                                            ----------
             U.S. TREASURY SECURITIES (8.2%)

             BONDS (6.4%)
    41,520   2.83%, 8/15/2044 (STRIPS Principal)(k)                                             17,485
    81,500   3.13%, 8/15/2044                                                                   85,785
    23,000   3.00%, 11/15/2044                                                                  23,642
     1,500   2.50%, 2/15/2045                                                                    1,391
    33,000   3.00%, 5/15/2045                                                                   34,013
                                                                                            ----------
                                                                                               162,316
                                                                                            ----------
             NOTES (1.8%)
     7,000   2.50%, 5/15/2024                                                                    7,262
    37,500   2.38%, 8/15/2024                                                                   38,475
                                                                                            ----------
                                                                                                45,737
                                                                                            ----------
             Total U.S. Treasury Securities (cost: $202,335)                                   208,053
                                                                                            ----------
             Total Bonds (cost: $785,365)                                                      820,418
                                                                                            ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF SHARES    SECURITY                                                                            (000)
------------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (2.3%)

             MONEY MARKET FUNDS (2.3%)
57,672,318   State Street Institutional Liquid Reserves Fund Premier Class, 0.10%(l)        $   57,672
                                                                                            ----------

------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
------------------------------------------------------------------------------------------------------
             U.S. TREASURY BILLS (0.0%)
$      400   0.01%, 9/17/2015(o),(n)                                                               400
                                                                                            ----------
             Total Money Market Instruments (cost: $58,072)                                     58,072
                                                                                            ----------

             TOTAL INVESTMENTS (COST: $2,266,081)                                           $2,509,354
                                                                                            ==========

------------------------------------------------------------------------------------------------------
NUMBER OF
CONTRACTS
------------------------------------------------------------------------------------------------------
             PURCHASED OPTIONS (0.1%)
       300   Put - S&P 500 Index expiring January 15, 2016 at 1900                               1,396
       300   Put - S&P 500 Index expiring June 30, 2015 at 1800                                     29
                                                                                            ----------

             TOTAL PURCHASED OPTIONS (COST: $2,560)                                         $    1,425
                                                                                            ==========
             WRITTEN OPTIONS (0.0%)
      (300)  Put - S&P 500 Index expiring January 15, 2016 at 1700                                (622)
      (300)  Put - S&P 500 Index expiring June 30, 2015 at 1600                                     (5)
                                                                                            ----------

             TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $1,154)                              $     (627)
                                                                                            ==========

------------------------------------------------------------------------------------------------------
                                                                                            UNREALIZED
NUMBER OF                                                                                APPRECIATION/
CONTRACTS                                               EXPIRATION        CONTRACT      (DEPRECIATION)
LONG/(SHORT)  SECURITY                                     DATE          VALUE(000)              (000)
------------------------------------------------------------------------------------------------------
              FUTURES (0.2%)
       53     Mini MSCI EAFE                             6/19/2015         $5,035          $      163
                                                                           ======          ==========

================================================================================

42  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------
($ IN 000s)                                          VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
                                        (LEVEL 1)              (LEVEL 2)         (LEVEL 3)
                                    QUOTED PRICES      OTHER SIGNIFICANT       SIGNIFICANT
                                IN ACTIVE MARKETS             OBSERVABLE      UNOBSERVABLE
ASSETS                       FOR IDENTICAL ASSETS                 INPUTS            INPUTS       TOTAL
------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                        $  620,472               $    563           $    -   $  621,035
  Preferred Stocks                              -                 33,812              750       34,562
  Exchange-Traded Funds                   200,146                      -                -      200,146
  Fixed-Income Exchange-
     Traded Funds                          68,735                      -                -       68,735
International Equity Securities:
  Common Stocks                            48,279                276,272                -      324,551
  Preferred Stocks                          2,758                      -                -        2,758
  Exchange-Traded Funds                   323,452                      -                -      323,452
Precious Metals and
  Commodity-Related Securities:
  Gold                                      9,583                      -                -        9,583
  Silver                                    2,056                      -                -        2,056
  Exchange-Traded Funds                    31,987                      -                -       31,987
Global Real Estate Equity
  Securities:
  Common Stocks                                 -                 10,511                -       10,511
  Preferred Stocks                              -                  1,488                -        1,488
Bonds:
  Corporate Obligations                         -                306,251            7,666      313,917
  Eurodollar and Yankee
     Obligations                                -                106,160                -      106,160
  Asset-Backed Securities                       -                  3,732                -        3,732
  Collateralized Mortgage
     Obligations                                -                  2,344                -        2,344
  Commercial Mortgage
     Securities                                 -                186,180                -      186,180
  U.S. Government
     Agency Issues                              -                     32                -           32
  U.S. Treasury Securities                190,568                 17,485                -      208,053
Money Market Instruments:
  Money Market Funds                       57,672                      -                -       57,672
  U.S. Treasury Bills                         400                      -                -          400
Purchased Options                           1,425                      -                -        1,425
Futures(1)                                    163                      -                -          163
------------------------------------------------------------------------------------------------------
Total                                  $1,557,696               $944,830           $8,416   $2,510,942
------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

                                       (LEVEL 1)             (LEVEL 2)        (LEVEL 3)
                                   QUOTED PRICES     OTHER SIGNIFICANT      SIGNIFICANT
                               IN ACTIVE MARKETS            OBSERVABLE     UNOBSERVABLE
LIABILITIES            FOR IDENTICAL LIABILITIES                INPUTS           INPUTS          TOTAL
------------------------------------------------------------------------------------------------------
Written Options                            $(627)                   $-               $-         $(627)
------------------------------------------------------------------------------------------------------
Total                                      $(627)                   $-               $-         $(627)
------------------------------------------------------------------------------------------------------

(1) Futures are valued at the unrealized appreciation/depreciation on the investment.

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

------------------------------------------------------------------------------------------------------
                                                                          PREFERRED          CORPORATE
                                                                             STOCKS        OBLIGATIONS
------------------------------------------------------------------------------------------------------
Balance as of May 31, 2014                                                  $ 6,140            $ 8,619
Purchases                                                                         -                574
Sales                                                                        (5,565)                 -
Transfers into Level 3                                                            -                  -
Transfers out of Level 3                                                          -                  -
Net realized gain (loss) on investments                                        (385)                 -
Change in net unrealized appreciation/depreciation of investments               560             (1,527)
------------------------------------------------------------------------------------------------------
Balance as of May 31, 2015                                                  $   750            $ 7,666
------------------------------------------------------------------------------------------------------

For the period of June 1, 2014, through May 31, 2015, common stocks with a fair value of $213,114,000 were transferred from Level 1 to Level 2. Due to an assessment of events at the end of the reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. Common stocks with a fair value of $2,196,000 were transferred from Level 1 to Level 2 due to valuation inputs supported by last quoted price and adjusted for foreign markets closing prices. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

44  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2015

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 31.3% of net assets at May 31, 2015.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represent the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  45

================================================================================

    underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR     American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in
            U.S. dollars.
    CAD     Canadian dollars
    DIP     Debtor-in-Possession
    REIT    Real estate investment trust
    STRIPS  Separate trading of registered interest and principal of securities

    CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a

================================================================================

46  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by AMBAC Assurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Security deemed illiquid by the Manager, under liquidity guidelines approved by the the Board. The aggregate market value of these securities at May 31, 2015, was $750,000, which represented less than 0.1% of the Fund's net assets.

    (c) Security was fair valued at May 31, 2015, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $9,085,000, which represented 0.4% of the Fund's net assets.

    (d) The security, or a portion thereof, is segregated to cover the value of open futures contracts at May 31, 2015.

    (e) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  47

================================================================================

        includes commitment fees on unfunded loan commitments. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2015. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (f) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2015.

    (g) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (h) Pay-in-kind (PIK) - security in which the issuer has the option to make interest or dividend payments in cash or in additional securities. The security issued with the interest or dividend payment option usually has the same terms, including maturity date, as the PIK securities.

    (i) At May 31, 2015, the issuer was in default with respect to interest and/or principal payments.

    (j) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee

================================================================================

48  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

        their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury , FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (k) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (l) Rate represents the money market fund annualized seven-day yield at May 31, 2015.

    (m) In U.S. dollars unless otherwise noted.

    (n) Securities with a value of $400,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (o) Securities offered at a discount to face value rather than at a stated coupon rate. Rates represent the discount rates at purchase date.

    (p) The Fund may enter into certain credit agreements all, or a portion, of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. At May 31, 2015, the Fund held unfunded or partially unfunded loan commitments of $388,000, which included a $72,000 unrealized gain.

    (q) The senior loan will settle after May 31, 2015, at which time the interest rate will be determined.

    (r) At May 31, 2015, the aggregate market value of securities purchased on a delayed-delivery basis was $386,000.

    (s) At May 31, 2015, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                        NOTES TO PORTFOLIO OF INVESTMENTS |   49

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,266,081)                $2,509,354
   Purchased options, at market value (cost of $2,560)                                 1,425
   Cash                                                                                   33
   Cash denominated in foreign currencies (identified cost of $1,821)                  1,794
   Receivables:
       Capital shares sold                                                             1,020
       Dividends and interest                                                         10,272
       Securities sold                                                                24,256
                                                                                  ----------
           Total assets                                                            2,548,154
                                                                                  ----------
LIABILITIES
   Payables:
       Securities purchased                                                           18,236
       Capital shares redeemed                                                           826
   Written options, at market value (premiums received of $1,154)                        627
   Variation margin on futures contracts                                                  49
   Accrued management fees                                                             1,614
   Accrued transfer agent's fees                                                          60
   Other accrued expenses and payables                                                   194
                                                                                  ----------
           Total liabilities                                                          21,606
                                                                                  ----------
                Net assets applicable to capital shares outstanding               $2,526,548
                                                                                  ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                $2,288,531
   Accumulated undistributed net investment income                                    16,889
   Accumulated net realized loss on investments, options,
       and futures transactions                                                      (21,617)
   Net unrealized appreciation of investments, options,
       and futures contracts                                                         242,828
   Net unrealized depreciation of foreign currency translations                          (83)
                                                                                  ----------
                Net assets applicable to capital shares outstanding               $2,526,548
                                                                                  ==========
   Capital shares outstanding, unlimited number of shares authorized,
       no par value                                                                   96,192
                                                                                  ==========
   Net asset value, redemption price, and offering price per share                $    26.27
                                                                                  ==========

See accompanying notes to financial statements.

================================================================================

50  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $914)                              $ 37,250
   Interest                                                                         45,233
                                                                                  --------
            Total income                                                            82,483
                                                                                  --------
EXPENSES
   Management fees                                                                  18,773
   Administration and servicing fees                                                 3,755
   Transfer agent's fees                                                             5,168
   Custody and accounting fees                                                         512
   Postage                                                                             285
   Shareholder reporting fees                                                          136
   Trustees' fees                                                                       25
   Registration fees                                                                    54
   Professional fees                                                                   176
   Other                                                                                37
                                                                                  --------
            Total expenses                                                          28,921
                                                                                  --------
NET INVESTMENT INCOME                                                               53,562
                                                                                  --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Unaffiliated transactions                                                     90,772
      Affiliated transactions (Note 7)                                                  66
      Long-term capital gain distributions from other investment companies             334
      Foreign currency transactions                                                 (1,030)
      Options                                                                       (5,399)
      Futures transactions                                                           1,403
   Change in net unrealized appreciation/depreciation of:
      Investments                                                                  (57,834)
      Foreign currency translations                                                    (77)
      Options                                                                        4,519
      Futures contracts                                                               (903)
                                                                                  --------
            Net realized and unrealized gain                                        31,851
                                                                                  --------
   Increase in net assets resulting from operations                               $ 85,413
                                                                                  ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  51

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

------------------------------------------------------------------------------------------
                                                                    2015              2014
------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                      $   53,562        $   57,986
   Net realized gain on investments                               90,838           107,337
   Net realized gain on capital gain distributions
       from other investment companies                               334                 -
   Net realized loss on foreign currency transactions             (1,030)              (44)
   Net realized loss on options                                   (5,399)          (17,283)
   Net realized gain (loss) on futures transactions                1,403               (86)
   Change in net unrealized appreciation/depreciation of:
       Investments                                               (57,834)           90,200
       Foreign currency translations                                 (77)               27
       Options                                                     4,519            (8,115)
       Futures contracts                                            (903)            1,066
                                                              ----------------------------
   Increase in net assets resulting from operations               85,413           231,088
                                                              ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                         (60,460)          (55,904)
                                                              ----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                     294,582           315,849
   Reinvested dividends                                           59,823            55,317
   Cost of shares redeemed                                      (344,297)         (349,623)
                                                              ----------------------------
       Increase in net assets from capital share transactions     10,108            21,543
                                                              ----------------------------
           Net increase in net assets                             35,061           196,727

NET ASSETS
   Beginning of year                                           2,491,487         2,294,760
                                                              ----------------------------
   End of year                                                $2,526,548        $2,491,487
                                                              ============================
Accumulated undistributed net investment income:
   End of year                                                $   16,889        $   24,462
                                                              ============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                    11,302            12,710
   Shares issued for dividends reinvested                          2,334             2,227
   Shares redeemed                                               (13,207)          (14,098)
                                                              ----------------------------
       Increase in shares outstanding                                429               839
                                                              ============================

See accompanying notes to financial statements.

================================================================================

52  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Cornerstone Moderately Aggressive Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to achieve capital appreciation with a secondary focus on current income.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund.

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |   53

================================================================================

    Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such

================================================================================

54  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

        available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |   55

================================================================================

    9. Forward currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service.

    10. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, in consultation with the Fund's subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to , obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities

================================================================================

56  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    include certain equity securities which are valued based on methods discussed in Notes 1A1 and 1A2, and certain bonds, which are valued based on methods discussed in Notes 1A5.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of securities falling in the Level 3 category are primarily supported by discounted prior tender offer or quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

    default from the actual counterparty to the trade. The Fund's derivative agreements held at May 31, 2015, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

================================================================================

58  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

    exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2015* (IN THOUSANDS)

                               ASSET DERIVATIVES                    LIABILITY DERIVATIVES
---------------------------------------------------------------------------------------------
                      STATEMENT OF                            STATEMENT OF
DERIVATIVES NOT       ASSETS AND                              ASSETS AND
ACCOUNTED FOR AS      LIABILITIES                             LIABILITIES
HEDGING INSTRUMENTS   LOCATION              FAIR VALUE        LOCATION             FAIR VALUE
---------------------------------------------------------------------------------------------
Equity contracts      Purchased options;    $1,588**          Written options        $627
                      Net unrealized
                      appreciation of
                      investments,
                      options, and
                      futures contracts
---------------------------------------------------------------------------------------------

 * For open derivative instruments as of May 31, 2015, see the Portfolio of Investments, which also is indicative of activity for the year ended May 31, 2015.

** Includes cumulative appreciation (depreciation) of futures as reported on the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2015 (IN THOUSANDS)

                                                                                           CHANGE IN
                                                                                           UNREALIZED
DERIVATIVES NOT                                                                            APPRECIATION
ACCOUNTED FOR AS             STATEMENT OF                        REALIZED GAIN (LOSS)      (DEPRECIATION)
HEDGING INSTRUMENTS          OPERATIONS LOCATION                 ON DERIVATIVES            ON DERIVATIVES
---------------------------------------------------------------------------------------------------------
Interest rate contracts      Net realized and                          $ 1,506                  $ (851)
                             unrealized gain (loss)
                             on futures transactions/
                             Change in unrealized
                             appreciation (depreciation) of
                             futures contracts
Equity contracts             Net realized gain (loss)                  (5,502)                   4,467
                             on options and futures
                             transactions/Change in net
                             unrealized appreciation/
                             depreciation of options
                             and futures contracts
---------------------------------------------------------------------------------------------------------
Total                                                                  $(3,996)                 $3,616
---------------------------------------------------------------------------------------------------------

================================================================================

60  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

    settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of May 31, 2015, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $1,035,000; of which $720,000 were sold prior to the end of the reporting period.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2015, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course

================================================================================

62  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended May 31, 2015, the Fund paid CAPCO facility fees of $13,000, which represents 3.6% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, pay-down gains and losses, defaulted bond, non-REIT return of capital dividend, passive foreign investment corporation, prior period and grantor trusts expense adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income by $675,000, decrease accumulated net realized loss on investments by $676,000, and decrease in paid in capital by $1,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2015, and 2014, was as follows:

                                                            2015                 2014
                                                        --------------------------------
Ordinary income*                                        $60,460,000          $55,904,000

As of May 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                               $ 18,962,000
Accumulated capital and other losses                                          (17,646,000)
Unrealized appreciation of investments                                        236,891,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, non-REIT return of capital dividend, passive foreign investment corporation, grantor trusts expense, and hybrid interest purchased.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

================================================================================

64  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

For the year ended May 31, 2015, the Fund utilized pre-enactment capital loss carryforwards of $92,721,000, to offset capital gains. At May 31, 2015, the Fund had pre-enactment capital loss carryforwards of $14,716,000 and no post-enactment capital loss carryforwards, for federal income tax purposes. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire in 2018, as shown below. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended May 31, 2015, the Fund deferred to June 1, 2015, post October capital losses of $2,930,000. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

 PRE-ENACTMENT CAPITAL LOSS CARRYFORWARDS
--------------------------------------------
 EXPIRES                           BALANCE
---------                        -----------
  2018                           $14,716,000
                                 -----------

For the year ended May 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2015, were $1,500,774,000 and $1,487,407,000, respectively.

As of May 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $2,274,451,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

Gross unrealized appreciation and depreciation of investments as of May 31, 2015, for federal income tax purposes, were $284,011,000 and $47,683,000, respectively, resulting in net unrealized appreciation of $236,328,000.

For the year ended May 31, 2015, transactions in written call and put options* were as follows:

                                                                                    PREMIUMS
                                                               NUMBER OF            RECEIVED
                                                               CONTRACTS             (000's)
                                                              ------------------------------
Outstanding at May 31, 2014                                       19,550            $ 2,366
Options written                                                    2,420              1,305
Options terminated in closing purchase transactions               (1,050)              (127)
Options expired                                                  (20,320)            (2,390)
                                                              ------------------------------
Outstanding at May 31, 2015                                          600            $ 1,154
                                                              ==============================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is also authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for allocating assets to the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and

================================================================================

66  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

    paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The Lipper Index tracks the total return performance of the 30 largest funds within a category consisting of funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments with a focus on total return, and which have at least 25% of their portfolio invested in securities traded outside of the United States. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                        ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX (IN BASIS POINTS)(1)        (IN BASIS POINTS)(1)
--------------------------------------------------------------------
+/- 100 to 400                                +/- 4
+/- 401 to 700                                +/- 5
+/- 701 and greater                           +/- 6

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended May 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $18,773,000.

B. SUBADVISORY ARRANGEMENT(S) - The Manager has entered into an Investment Subadvisory Agreement with Quantitative Management Associates, LLC (QMA), under which QMA directs the investment and reinvestment of a

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

    portion of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays QMA a subadvisory fee in the annual amount of 0.25% of the portion of the Fund's average net assets that QMA manages. For the year ended May 31, 2015, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to QMA, of $745,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2015, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $3,755,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2015, the Fund reimbursed the Manager $71,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2015, the Fund incurred transfer agent's fees, paid or payable to SAS, of $5,168,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

================================================================================

68  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2015, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                       NET REALIZED
                                                           COST TO     GAIN (LOSS) TO
      SELLER                         PURCHASER            PURCHASER       SELLER
--------------------------------------------------------------------------------------
USAA Cornerstone Moderately       USAA Cornerstone
 Aggressive Fund                   Aggressive Fund         $  644,000      $  32,000
USAA Cornerstone Moderately       USAA Real
 Aggressive Fund                   Return Fund              2,094,000        123,000
USAA Cornerstone Moderately       USAA Precious Metals
 Aggressive Fund                   and Minerals Fund          652,000       (132,000)
USAA Cornerstone Moderately       USAA Cornerstone
 Aggressive Fund                   Moderately Conservative
                                   Fund                       953,000         43,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                          YEAR ENDED MAY 31,
                                    ------------------------------------------------------------------------------------------
                                          2015                 2014                2013                2012               2011
                                    ------------------------------------------------------------------------------------------
Net asset value at beginning
 of period                          $    26.02           $    24.17          $    21.48          $    24.05         $    20.43
                                    ------------------------------------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income                     .56                  .62                 .61                 .65                .57
 Net realized and unrealized
  gain (loss)                              .33                 1.83                2.69               (2.58)              3.67(a)
                                    ------------------------------------------------------------------------------------------
Total from investment operations           .89                 2.45                3.30               (1.93)              4.24
                                    ------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                    (.64)                (.60)               (.61)               (.64)              (.62)
                                    ------------------------------------------------------------------------------------------
Net asset value at end of period    $    26.27           $    26.02          $    24.17          $    21.48         $    24.05
                                    ==========================================================================================
Total return (%)*                         3.47                10.24               15.49               (7.96)             20.93(a)
Net assets at end of period (000)   $2,526,548           $2,491,487          $2,294,760          $2,030,805         $2,294,249
Ratios to average net assets:**
 Expenses (%)(b)                          1.16                 1.18(c)             1.22                1.27               1.25(c)
 Expenses, excluding
   reimbursements (%)(b)                  1.16                 1.18                1.22                1.27               1.27
 Net investment income (%)                2.14                 2.46                2.54                2.87               2.51

Portfolio turnover (%)                      62                   57                  81                  77(d)             117

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2015, average net assets were $2,503,617,000.
(a) During the year ended May 31, 2011, the Manager reimbursed the Fund $10,000 for a loss incurred from the disposal of a investment in error. The effect of this reimbursement of the Fund's net realized loss and total return was less than $0.01/0.01% per share.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                             -                 (.00%)(+)           (.00%)(+)           (.00%)(+)          (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to October 13, 2013, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.28% of the Fund's average net assets. Prior to October 1, 2010, the voluntarily expense limit was 1.19%.
(d) Trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================

70  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2014, through May 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  71

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                    EXPENSES PAID
                                    BEGINNING                  ENDING               DURING PERIOD*
                                  ACCOUNT VALUE             ACCOUNT VALUE         DECEMBER 1, 2014 -
                                 DECEMBER 1, 2014           MAY 31, 2015             MAY 31, 2015
                                 -------------------------------------------------------------------
Actual                               $1,000.00               $1,019.40                   $5.84

Hypothetical
 (5% return before expenses)          1,000.00                1,019.15                    5.84

*Expenses are equal to the Fund's annualized expense ratio of 1.16%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/ 365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 1.94% for the six-month period of December 1, 2014, through May 31, 2015.

================================================================================

72  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2015

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreement between the Manager and the Subadviser with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the

================================================================================

                                                      ADVISORY AGREEMENT(S) | 73

================================================================================

Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional

================================================================================

74  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also were considered.

The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance fee adjustment - was above the median of its expense group and its expense universe. The data

================================================================================

                                                     ADVISORY AGREEMENT(S) |  75

================================================================================

indicated that the Fund's total expenses were above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under each Subadvisory Agreement relating to the Fund are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also took into account management's discussion with respect to the Fund's expenses. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2014.

The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, and five-year periods ended December 31, 2014. The Board took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund.

================================================================================

76  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fact that the Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type

================================================================================

                                                     ADVISORY AGREEMENT(S) |  77

================================================================================

of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio

================================================================================

78  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2014, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and

================================================================================

                                                     ADVISORY AGREEMENT(S) |  79

================================================================================

policies; (ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

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80  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  81

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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82  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over one year of experience as a Board Member of the USAA family of funds.
Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  83

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

84  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2)  Member of Executive Committee.
  (3)  Member of Audit and Compliance Committee.
  (4)  Member of Product Management and Distribution Committee.
  (5)  Member of Corporate Governance Committee.
  (6)  Member of Investments Committee.
  (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (8) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (9) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
  (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |   85

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

86  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13).
Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  87

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

(1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

88  | USAA CORNERSTONE MODERATELY AGGRESSIVE FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>>  SAVE PAPER AND FUND COSTS
    Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
    Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]                                       [LOGO OF RECYCLE PAPER]
         USAA      We know what it means to serve.(R)               10%

================================================================================
23405-0715                                   (c)2015, USAA. All rights reserved.

 [LOGO OF USAA]
   USAA(R)

                      [GRAPHIC OF USAA CORNERSTONE MODERATELY CONSERVATIVE FUND]

 =========================================================

         ANNUAL REPORT
         USAA CORNERSTONE MODERATELY CONSERVATIVE FUND
         MAY 31, 2015

 =========================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE STRENGTH OF THE STOCK AND BOND
MARKETS DURING THE REPORTING PERIOD GAVE            [PHOTO OF BROOKS ENGLEHARDT]
INVESTORS THE OPPORTUNITY TO FORTIFY THEIR
FINANCIAL FOUNDATION."
--------------------------------------------------------------------------------

JULY 2015

Global monetary policy was a key theme during the one-year reporting period ended May 31, 2015, with divergence among central banks driving the performance of the global financial markets. In the first half of the reporting period, the United States was the place to be as stocks posted strong gains on the back of the Federal Reserve's (the Fed) Quantitative Easing (QE) program and ongoing commitment to low interest rates. Market leadership changed in the second half of the reporting period after the Fed concluded its QE asset purchases and stated that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies as global central banks took a different approach than the Fed by, continuing to take aggressive steps, such as - cutting interest rates and boosting stimulus measures to shore up their sagging economies. The Bank of Japan expanded its existing QE program, while the European Central Bank launched its own. By the end of the reporting period, the stimulus measures appeared to be having their desired effect. Japan's economy, though still fragile, rebounded from recession. In Europe, evidence of a modest economic recovery emerged.

The divergence in global monetary policy approaches also had a major impact on currencies. The U.S. dollar strengthened during the reporting period, appreciating significantly compared to most other global currencies. This appears likely to benefit American consumers, who will experience increased buying power when traveling overseas or buying imported goods. However, the strength of the U.S. dollar made it more difficult for American companies to compete overseas. At the same time, inflation pressures eased, with the drop in energy prices as a prime example. Oil and natural gas prices fell sharply during the reporting period, while the prices of copper and agricultural commodities also declined. Gold prices declined, but held up relatively well in comparison to such other commodities.

================================================================================

================================================================================

In the bond markets, interest rates fell, especially on the long end of the yield curve. As a result, longer maturity bonds, such as 30-year U.S. Treasury securities, recorded the highest bond market returns of the reporting period overall. Although short-term interest rates edged up during the first half of the reporting period in anticipation of a Fed interest rate increase, they fell back after the Fed - in response to weaker U.S. economic data - said it would continue monitoring conditions before determining when it might be appropriate to raise the federal funds rate. At USAA Investments, we believe the Fed wants to return to a more normal interest rate environment, but we continue to hold to our long-held view that the timing and pace of interest rate increases will be data dependent and slower than many market participants currently expect. In addition, we believe that any potential increase will not be, in itself, a harbinger of more dramatic action. (It is important to note that as the reporting period ended, volatility in the global fixed-income markets increased, starting in Europe where Greece and its debt problems once again took center stage.)

The strength of the stock and bond markets during the reporting period gave investors the opportunity to fortify their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security - and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next.

On behalf of all of us at USAA Investments, thank you for allowing us to serve your investment needs. We will continue providing you with our best advice, superior service, and a wide variety of investment options.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Distributions to Shareholders                                             9

    Report of Independent Registered
      Public Accounting Firm                                                 10

    Portfolio of Investments                                                 11

    Notes to Portfolio of Investments                                        28

    Financial Statements                                                     32

    Notes to Financial Statements                                            35

EXPENSE EXAMPLE                                                              51

ADVISORY AGREEMENT(S)                                                        53

TRUSTEES' AND OFFICERS' INFORMATION                                          58

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

207230-0715

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CORNERSTONE MODERATELY CONSERVATIVE FUND (THE FUND) SEEKS CURRENT INCOME WITH A SECONDARY FOCUS ON CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, and money market instruments. The Fund will have a target asset class allocation of approximately 40% equity securities and 60% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds (ETFs). The Fund may invest in investment-grade and below-investment-grade securities.

The Fund also may use alternative investment strategies and other instruments from time to time in an attempt to reduce its volatility over time and to enhance the Fund's return and diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                      ARNOLD J. ESPE, CFA
    WASIF A. LATIF                           DAN DENBOW, CFA

--------------------------------------------------------------------------------

o  HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

   The past year brought a wide dispersion of returns among the various asset classes within the global financial markets. U.S. equities led the way with healthy, double-digit gains, as investors were encouraged by improving economic growth and the likelihood that the Federal Reserve will maintain a "lower for longer" interest-rate policy. While U.S. equities finished in positive territory, international stocks generally closed the reporting period with negative returns. This shortfall was partially due to slower-than-expected growth in the major economies in both the developed and emerging markets during 2014. Growth data began to exceed expectations with the onset of the new year, which boosted performance for international equities in the latter half of the reporting period. For U.S. investors, however, a large portion of the resulting gains were offset by the declining value of foreign currencies relative to the U.S. dollar. The strength of the dollar also contributed to weakness in the price of gold, which led to significant underperformance for gold-mining stocks.

   The bond market performed well during the reporting period, as the low yields available in the developed international markets helped make yields in the United States attractive on a relative basis. The resulting demand led to rising prices (and falling yields) for U.S. Treasury securities, as well as other rate-sensitive market segments such as investment-grade corporate bonds. The high-yield bond market, which was supported by

================================================================================

2  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

   favorable credit conditions and investors' healthy appetite for risk, also delivered a positive return. Still, the high-yield bond market generally lagged the investment-grade bond market due to the impact the fourth-quarter sell-off in oil prices had on the many energy issuers within the asset class.

o HOW DID THE USAA CORNERSTONE MODERATELY CONSERVATIVE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   For the reporting period ended May 31, 2015, the Fund had a total return of 2.58%. This compares to returns of 3.03% for the Barclays U.S. Aggregate Bond Index and 5.08% for the MSCI All-Country World Index.

   USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o  PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

   While the Fund underperformed its peer group during the reporting period, it's important to keep in mind that our goal is to provide strong risk-adjusted returns over the longer term. At the same time, we don't attempt to chase performance in "hot" asset classes for the sake of short-term results. For instance, U.S. equities outperformed during the reporting period, meaning that investors would have benefited from holding a portfolio that was 100% invested in domestic stocks. However, the U.S. equity market also features high valuations relative to both the developed and emerging international markets - indicating that a diversified, global approach is warranted from a longer-term standpoint. With this as background, we believe the Fund will be better served by our continued emphasis on diversification and investing in market segments where we see the most attractive valuations.

   Refer to page 7 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

   Within its equity portfolio, the Fund held an underweight position in domestic large-cap stocks due to their expensive valuations and the declining estimates for 2015 earnings and revenue growth. The Fund also maintained an underweight position in small-cap stocks based on their high valuations and the fact that small-cap stocks tend to underperform large-cap stocks later in the economic cycle. In its international equity portfolio, the Fund was overweight in developed markets due to their attractive relative valuations, their superior earnings outlook relative to the United States, and the aggressive stimulus being enacted by foreign central banks. The Fund maintained an allocation to the emerging markets on the belief that emerging market equities featured a higher expected return relative to other asset classes. The Fund retained an allocation to real assets to augment diversification and gain a measure of protection against unexpected inflation.

   This positioning detracted from relative performance during the reporting period. While the Fund benefited from the strong performance of its allocation to U.S. equities, its sizeable position in non-U.S. stocks pressured returns. It should be noted, however, that international equities performed well during the second half of the reporting period. We believe this helps illustrate the importance of maintaining allocations to undervalued asset classes even if they are experiencing short-term underperformance.

   Following several years of outperformance, the Fund's bond portfolio lagged the broader debt market during the reporting period. An important reason for this shortfall was the Fund's allocation to a small number of energy issues that were negatively affected by the decline in oil prices. On the plus side, performance was helped by the Fund's allocations to long-term U.S. Treasuries, which enabled the Fund to capitalize on the decline in yields that occurred during the reporting period. We believe longer-term U.S. government bonds provide an element of protection against the possibility of slower economic growth as well as less favorable credit conditions. Overall, the Fund holds an underweight position to fixed-income securities on the belief that there are more compelling opportunities in other asset classes.

================================================================================

4  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

   The Fund's allocation to precious metals and related equities detracted from performance. Still, we continue to believe this allocation provides both longer-term diversification and a hedge against the possibility of inflation. Further, we believe the attractive valuation of mining stocks warrants a continued allocation to this market segment.

   Although the domestic equity and fixed-income markets have both produced robust performance in recent years, investors need to take care not to extrapolate these gains too far into the future. U.S. stock market valuations are currently above the historical norms, particularly in the small-cap space, which may suggest a lower-return environment in the years to come. At the same time, investment-grade bond yields are so low that the potential for additional price appreciation appears relatively limited.

   With this as the backdrop, we believe our approach of diversifying across multiple asset classes and geographic regions can add meaningful value for our investors. We continue to use fundamentals and valuations as the basis for determining optimal portfolio asset allocations, and we seek to construct the Fund's portfolio to capitalize on a wide range of potential outcomes regarding global growth, central bank policy, and inflation. We believe this approach - rather than one that seeks to ride momentum in outperforming asset classes - is appropriate for an environment likely to be characterized by higher volatility and lower expected returns.

   Thank you for allowing us to help you manage your investments.

   As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CORNERSTONE MODERATELY CONSERVATIVE
FUND (THE FUND) (Ticker Symbol: UCMCX)

--------------------------------------------------------------------------------
                                           5/31/15                   5/31/14
--------------------------------------------------------------------------------
Net Assets                             $204.5 Million            $167.7 Million
Net Asset Value Per Share                  $11.42                    $11.52

--------------------------------------------------------------------------------
             AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15
--------------------------------------------------------------------------------
    1 YEAR                                           SINCE INCEPTION 6/8/12
    2.58%                                                   7.77%

--------------------------------------------------------------------------------
                              EXPENSE RATIOS AS OF 5/31/14*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       1.17%       AFTER REIMBURSEMENT      0.99%

         (Includes acquired fund fees and expenses of 0.09%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2014, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2015, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2015. If the total annual operating expense ratio of the Fund is lower than 0.90%, the Fund will operate at the lower expense ratio. These estimated expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

                         o CUMULATIVE PERFORMANCE COMPARISON o

                     [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                        USAA CORNERSTONE
                 MSCI ALL-COUNTRY   MODERATELY CONSERVATIVE     BARCLAYS U.S.
                    WORLD INDEX               FUND          AGGREGATE BOND INDEX
05/31/12             $10,000.00            $10,000.00            $10,000.00
06/30/12              10,493.89             10,170.27             10,003.92
07/31/12              10,637.55             10,310.69             10,141.91
08/31/12              10,868.84             10,461.13             10,148.53
09/30/12              11,211.17             10,622.61             10,162.50
10/31/12              11,136.45             10,693.23             10,182.49
11/30/12              11,278.85             10,753.76             10,198.56
12/31/12              11,534.33             10,886.65             10,184.04
01/31/13              12,065.70             11,069.61             10,112.81
02/28/13              12,063.82             11,089.94             10,163.50
03/31/13              12,281.81             11,199.73             10,171.61
04/30/13              12,635.33             11,363.08             10,274.54
05/31/13              12,600.66             11,291.61             10,091.22
06/30/13              12,232.36             11,033.78              9,935.12
07/31/13              12,817.95             11,238.87              9,948.70
08/31/13              12,550.90             11,105.56              9,897.85
09/30/13              13,199.17             11,286.61              9,991.55
10/31/13              13,729.68             11,555.09             10,072.33
11/30/13              13,924.12             11,617.05             10,034.62
12/31/13              14,164.33             11,700.25              9,977.91
01/31/14              13,597.75             11,595.03             10,125.34
02/28/14              14,254.63             11,868.59             10,179.18
03/31/14              14,318.01             11,919.18             10,161.84
04/30/14              14,454.31             12,024.94             10,247.59
05/31/14              14,761.74             12,183.58             10,364.26
06/30/14              15,039.67             12,326.68             10,369.62
07/31/14              14,857.12             12,230.79             10,343.61
08/31/14              15,185.29             12,379.95             10,457.80
09/30/14              14,693.04             12,157.78             10,386.79
10/31/14              14,796.48             12,221.99             10,488.88
11/30/14              15,043.98             12,318.31             10,563.30
12/31/14              14,753.68             12,228.23             10,573.20
01/31/15              14,523.01             12,293.57             10,794.89
02/28/15              15,331.53             12,467.79             10,693.41
03/31/15              15,093.98             12,398.94             10,743.05
04/30/15              15,531.92             12,486.49             10,704.50
05/31/15              15,511.65             12,497.43             10,678.72

                                   [END CHART]

                         Data from 5/31/12 to 5/31/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderately Conservative Fund to the following benchmarks:

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI All-Country World Index and the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, May 31, 2012, while the inception date of the Cornerstone Moderately Conservative Fund is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                                    o TOP 10 HOLDINGS* - 5/31/15 o
                                         (% of Net Assets)

       iShares Core MSCI EAFE ETF**                                         5.5%
       U.S. Treasury Bond, 3.13%, 8/15/2044                                 5.2%
       iShares Core S&P 500 ETF**                                           3.8%
       iShares MSCI EAFE ETF**                                              3.2%
       iShares 7-10 Year Treasury Bond ETF**                                1.8%
       iShares Core MSCI Emerging Markets ETF**                             1.8%
       U.S. Treasury Bond, 3.00%, 11/15/2044                                1.5%
       iShares MSCI Germany ETF**                                           1.4%
       U.S. Treasury Bond, 2.90%, 8/15/2044
         (STRIPS Principal)                                                 1.4%
       iShares Core S&P Mid-Cap ETF**                                       1.2%

                             o ASSET ALLOCATION*** - 5/31/15 o

                              [PIE CHART OF ASSET ALLOCATION]

       U.S. EQUITY SECURITIES**                                            27.6%
       CORPORATE OBLIGATIONS                                               17.5%
       INTERNATIONAL EQUITY SECURITIES**                                   17.2%
       U.S. TREASURY SECURITIES                                            14.7%
       EURODOLLAR AND YANKEE OBLIGATIONS                                    8.0%
       COMMERCIAL MORTGAGE SECURITIES                                       7.5%
       MONEY MARKET INSTRUMENTS                                             6.7%
       COLLATERALIZED MORTGAGE OBLIGATIONS                                  0.5%
       PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                     0.4%

                                   [END CHART]

           Percentages are of the net assets of the Fund and may not equal 100%.

  * Excludes money market instruments and options.
 ** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.
*** Excludes options.

You will find a complete list of securities that the Fund owns on pages 11-27.

================================================================================

8  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2015:

              DIVIDEND RECEIVED           LONG TERM
             DEDUCTION (CORPORATE        CAPITAL GAIN         QUALIFIED INTEREST
               SHAREHOLDERS)(1)         DISTRIBUTIONS(2)            INCOME
             -------------------------------------------------------------------
                   20.55%                 $1,095,000             $2,970,000
             -------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended May 31, 2015, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                              DISTRIBUTIONS TO SHAREHOLDERS |  9

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE MODERATELY CONSERVATIVE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Moderately Conservative Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Moderately Conservative Fund at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 20, 2015

================================================================================

10  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2015

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             U.S. EQUITY SECURITIES (27.6%)

             COMMON STOCKS (14.7%)

             CONSUMER DISCRETIONARY (2.3%)
             -----------------------------
             ADVERTISING (0.1%)
     1,900   Omnicom Group, Inc.                                                 $    142
                                                                                 --------
             APPAREL RETAIL (0.1%)
     4,000   TJX Companies, Inc.                                                      257
                                                                                 --------
             AUTO PARTS & EQUIPMENT (0.6%)
     9,700   Johnson Controls, Inc.                                                   504
    10,600   Magna International, Inc.                                                610
                                                                                 --------
                                                                                    1,114
                                                                                 --------
             AUTOMOBILE MANUFACTURERS (0.1%)
    12,300   Ford Motor Co.                                                           187
                                                                                 --------
             BROADCASTING (0.2%)
     5,500   CBS Corp. "B"                                                            339
                                                                                 --------
             CABLE & SATELLITE (0.1%)
     3,150   Comcast Corp. "A"                                                        184
                                                                                 --------
             GENERAL MERCHANDISE STORES (0.1%)
     3,300   Dollar General Corp.                                                     240
                                                                                 --------
             HOME IMPROVEMENT RETAIL (0.2%)
     3,200   Home Depot, Inc.                                                         357
                                                                                 --------
             HOTELS, RESORTS & CRUISE LINES (0.6%)
    11,600   Carnival Corp.                                                           537
    11,400   Norwegian Cruise Line Holdings Ltd.*                                     622
     2,000   Royal Caribbean Cruises Ltd.                                             152
                                                                                 --------
                                                                                    1,311
                                                                                 --------
             SPECIALIZED CONSUMER SERVICES (0.1%)
     7,600   H&R Block, Inc.                                                          241
                                                                                 --------
             SPECIALTY STORES (0.1%)
     1,974   Signet Jewelers Ltd.                                                     255
                                                                                 --------
             Total Consumer Discretionary                                           4,627
                                                                                 --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             CONSUMER STAPLES (0.5%)
             -----------------------
             DRUG RETAIL (0.4%)
     2,650   CVS Health Corp.                                                    $    271
     5,800   Walgreens Boots Alliance, Inc.                                           498
                                                                                 --------
                                                                                      769
                                                                                 --------
             HOUSEHOLD PRODUCTS (0.1%)
     2,400   Procter & Gamble Co.                                                     188
                                                                                 --------
             Total Consumer Staples                                                   957
                                                                                 --------
             ENERGY (1.0%)
             -------------
             INTEGRATED OIL & GAS (0.4%)
     1,650   Chevron Corp.                                                            170
     8,810   Occidental Petroleum Corp.                                               689
                                                                                 --------
                                                                                      859
                                                                                 --------
             OIL & GAS EQUIPMENT & SERVICES (0.3%)
     5,250   Halliburton Co.                                                          238
     3,600   Schlumberger Ltd.                                                        327
                                                                                 --------
                                                                                      565
                                                                                 --------
             OIL & GAS EXPLORATION & PRODUCTION (0.3%)
     3,700   Anadarko Petroleum Corp.                                                 309
     3,524   California Resources Corp.                                                28
     7,200   Marathon Oil Corp.                                                       196
                                                                                 --------
                                                                                      533
                                                                                 --------
             Total Energy                                                           1,957
                                                                                 --------
             FINANCIALS (2.4%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.3%)
     1,900   Ameriprise Financial, Inc.                                               237
     5,500   Bank of New York Mellon Corp.                                            238
     4,000   Invesco Ltd.                                                             159
                                                                                 --------
                                                                                      634
                                                                                 --------
             CONSUMER FINANCE (0.2%)
     5,320   Capital One Financial Corp.                                              445
                                                                                 --------
             DIVERSIFIED BANKS (1.1%)
    45,500   Bank of America Corp.                                                    751
     9,610   Citigroup, Inc.                                                          520
    11,830   JPMorgan Chase & Co.                                                     778
     2,950   Wells Fargo & Co.                                                        165
                                                                                 --------
                                                                                    2,214
                                                                                 --------
             LIFE & HEALTH INSURANCE (0.2%)
     6,900   MetLife, Inc.                                                            361
                                                                                 --------

================================================================================

12  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             MULTI-LINE INSURANCE (0.1%)
     2,600   American International Group, Inc.                                  $    152
                                                                                 --------
             REGIONAL BANKS (0.4%)
     3,950   CIT Group, Inc.                                                          182
    11,500   Fifth Third Bancorp                                                      233
    36,000   KeyCorp                                                                  525
                                                                                 --------
                                                                                      940
                                                                                 --------
             SPECIALIZED FINANCE (0.1%)
     1,060   Intercontinental Exchange, Inc.                                          251
                                                                                 --------
             Total Financials                                                       4,997
                                                                                 --------
             HEALTH CARE (2.5%)
             ------------------
             BIOTECHNOLOGY (0.6%)
     1,600   Amgen, Inc.                                                              250
     8,650   Gilead Sciences, Inc.*                                                   971
                                                                                 --------
                                                                                    1,221
                                                                                 --------
             HEALTH CARE DISTRIBUTORS (0.2%)
     4,490   Cardinal Health, Inc.                                                    396
                                                                                 --------
             HEALTH CARE EQUIPMENT (0.4%)
    10,000   Hologic, Inc.*                                                           358
     7,200   Medtronic plc                                                            549
                                                                                 --------
                                                                                      907
                                                                                 --------
             HEALTH CARE TECHNOLOGY (0.1%)
     5,000   Veeva Systems, Inc. "A"*                                                 136
                                                                                 --------
             PHARMACEUTICALS (1.2%)
    19,800   AbbVie, Inc.                                                           1,319
       500   Actavis plc*                                                             153
     1,500   Johnson & Johnson                                                        150
     5,600   Merck & Co., Inc.                                                        341
    16,953   Pfizer, Inc.                                                             589
                                                                                 --------
                                                                                    2,552
                                                                                 --------
             Total Health Care                                                      5,212
                                                                                 --------
             INDUSTRIALS (1.7%)
             ------------------
             AEROSPACE & DEFENSE (0.3%)
       900   Raytheon Co.                                                              93
     1,500   Spirit AeroSystems Holdings, Inc. "A"*                                    82
       700   TransDigm Group, Inc.                                                    158
     1,470   United Technologies Corp.                                                172
                                                                                 --------
                                                                                      505
                                                                                 --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             AIRLINES (0.1%)
     7,500   Southwest Airlines Co.                                              $    278
                                                                                 --------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
     6,850   Eaton Corp. plc                                                          490
                                                                                 --------
             ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
     6,200   Republic Services, Inc.                                                  250
                                                                                 --------
             INDUSTRIAL CONGLOMERATES (0.8%)
     3,300   Carlisle Companies, Inc.                                                 327
    50,200   General Electric Co.                                                   1,369
                                                                                 --------
                                                                                    1,696
                                                                                 --------
             INDUSTRIAL MACHINERY (0.1%)
     1,800   Stanley Black & Decker, Inc.                                             184
                                                                                 --------
             RAILROADS (0.1%)
     1,300   Kansas City Southern                                                     118
                                                                                 --------
             Total Industrials                                                      3,521
                                                                                 --------
             INFORMATION TECHNOLOGY (3.6%)
             -----------------------------
             APPLICATION SOFTWARE (0.1%)
     3,000   Adobe Systems, Inc.*                                                     237
                                                                                 --------
             COMMUNICATIONS EQUIPMENT (0.8%)
    34,563   Cisco Systems, Inc.                                                    1,013
     6,500   Juniper Networks, Inc.                                                   181
     6,000   QUALCOMM, Inc.                                                           418
                                                                                 --------
                                                                                    1,612
                                                                                 --------
             DATA PROCESSING & OUTSOURCED SERVICES (0.2%)
     1,500   MasterCard, Inc. "A"                                                     138
     3,800   Visa, Inc. "A"                                                           261
                                                                                 --------
                                                                                      399
                                                                                 --------
             INTERNET SOFTWARE & SERVICES (0.3%)
     2,800   Facebook, Inc. "A"*                                                      222
       830   Google, Inc. "A"*                                                        452
                                                                                 --------
                                                                                      674
                                                                                 --------
             SEMICONDUCTOR EQUIPMENT (0.3%)
    27,600   Applied Materials, Inc.                                                  556
                                                                                 --------
             SEMICONDUCTORS (0.6%)
     6,500   Broadcom Corp. "A"                                                       370
    10,700   Intel Corp.                                                              369
     9,000   Micron Technology, Inc.*                                                 251
     3,200   Texas Instruments, Inc.                                                  179
                                                                                 --------
                                                                                    1,169
                                                                                 --------

================================================================================

14  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             SYSTEMS SOFTWARE (0.4%)
    15,900   Microsoft Corp.                                                     $    745
                                                                                 --------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.9%)
     7,370   Apple, Inc.                                                              960
    12,900   Hewlett-Packard Co.                                                      431
     6,200   Seagate Technology plc                                                   345
     2,300   Western Digital Corp.                                                    224
                                                                                 --------
                                                                                    1,960
                                                                                 --------
             Total Information Technology                                           7,352
                                                                                 --------
             MATERIALS (0.3%)
             ----------------
             DIVERSIFIED CHEMICALS (0.1%)
    11,000   Huntsman Corp.                                                           247
                                                                                 --------
             DIVERSIFIED METALS & MINING (0.1%)
    10,500   Freeport-McMoRan, Inc.                                                   206
                                                                                 --------
             PAPER PACKAGING (0.1%)
     4,800   Bemis Co., Inc.                                                          221
                                                                                 --------
             Total Materials                                                          674
                                                                                 --------
             TELECOMMUNICATION SERVICES (0.2%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
     7,151   Verizon Communications, Inc.                                             354
                                                                                 --------
             UTILITIES (0.2%)
             ----------------
             ELECTRIC UTILITIES (0.1%)
     4,300   Edison International                                                     262
                                                                                 --------
             MULTI-UTILITIES (0.1%)
     2,500   CMS Energy Corp.                                                          85
                                                                                 --------
             Total Utilities                                                          347
                                                                                 --------
             Total Common Stocks (cost: $25,488)                                   29,998
                                                                                 --------
             PREFERRED STOCKS (2.8%)

             CONSUMER STAPLES (1.0%)
             -----------------------
             AGRICULTURAL PRODUCTS (1.0%)
    32,000   CHS, Inc., Series B, 7.88%, cumulative
              redeemable, perpetual                                                   922
    10,000   Dairy Farmers of America, Inc., 7.88%, cumulative
              redeemable, perpetual(a)                                              1,051
                                                                                 --------
                                                                                    1,973
                                                                                 --------
             Total Consumer Staples                                                 1,973
                                                                                 --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             ENERGY (0.5%)
             -------------
             OIL & GAS EXPLORATION & PRODUCTION (0.1%)
       200   Chesapeake Energy Corp., 5.75%, perpetual(a)                        $    165
                                                                                 --------
             OIL & GAS STORAGE & TRANSPORTATION (0.4%)
       300   Kinder Morgan G.P., Inc., 4.13%,
             cumulative redeemable(a)                                                 278
    23,078   NuStar Logistics, LP, 7.63%                                              616
                                                                                 --------
                                                                                      894
                                                                                 --------
             Total Energy                                                           1,059
                                                                                 --------
             FINANCIALS (1.1%)
             ------------------
             LIFE & HEALTH INSURANCE (0.3%)
    27,414   Delphi Financial Group, Inc., 7.38%,
              cumulative redeemable                                                   688
                                                                                 --------
             REGIONAL BANKS (0.5%)
     1,035   M&T Bank Corp., 6.38%, cumulative
              redeemable, perpetual                                                 1,069
                                                                                 --------
             REITs - MORTGAGE (0.1%)
     8,000   Arbor Realty Trust, Inc., 7.38%*                                         198
                                                                                 --------
             REITs - OFFICE (0.2%)
    12,000   Equity Commonwealth, Series E, 7.25%, cumulative
               redeemable, perpetual*                                                 309
                                                                                 --------
             Total Financials                                                       2,264
                                                                                 --------
             TELECOMMUNICATION SERVICES (0.2%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
    20,000   Qwest Corp., 7.50%                                                       538
                                                                                 --------
             Total Preferred Stocks (cost: $5,639)                                  5,834
                                                                                 --------
             EXCHANGE-TRADED FUNDS (7.6%)
    36,400   iShares Core S&P 500 ETF                                               7,738
    15,600   iShares Core S&P Mid-Cap ETF                                           2,375
    35,900   PowerShares DB Commodity Index Tracking Fund*                            636
    32,300   United States Commodity Index Fund*                                    1,490
    12,500   Vanguard Mid-Cap ETF                                                   1,620
    15,100   Vanguard Small-Cap Value ETF                                           1,653
                                                                                 --------
             Total Exchange-Traded Funds (cost: $14,084)                           15,512
                                                                                 --------

================================================================================

16  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES    SECURITY                                                               (000)
-----------------------------------------------------------------------------------------
             FIXED-INCOME EXCHANGE-TRADED FUNDS (2.5%)
    35,200   iShares 7-10 Year Treasury Bond ETF                                 $  3,764
    10,900   iShares 20+ Year Treasury Bond ETF                                     1,338
                                                                                 --------
             Total Fixed-Income Exchange-Traded Funds (cost: $5,098)                5,102
                                                                                 --------
             Total U.S. Equity Securities (cost: $50,309)                          56,446
                                                                                 --------
             INTERNATIONAL EQUITY SECURITIES (17.2%)

             COMMON STOCKS (1.1%)

             CONSUMER DISCRETIONARY (0.2%)
             -----------------------------
             AUTO PARTS & EQUIPMENT (0.2%)
     4,000   Delphi Automotive plc                                                    348
                                                                                 --------
             ENERGY (0.1%)
             -------------
             INTEGRATED OIL & GAS (0.1%)
     4,300   Royal Dutch Shell plc ADR "A"                                            257
                                                                                 --------
             HEALTH CARE (0.4%)
             ------------------
             PHARMACEUTICALS (0.4%)
     6,800   Novartis AG ADR                                                          699
     4,500   Roche Holding AG                                                         173
                                                                                 --------
                                                                                      872
                                                                                 --------
             Total Health Care                                                        872
                                                                                 --------
             INDUSTRIALS (0.1%)
             ------------------
             RAILROADS (0.1%)
     1,440   Canadian Pacific Railway Ltd.                                            237
                                                                                 --------
             INFORMATION TECHNOLOGY (0.2%)
             -----------------------------
             SEMICONDUCTORS (0.2%)
     2,661   NXP Semiconductors N.V.*                                                 299
                                                                                 --------
             MATERIALS (0.0%)
             ----------------
             GOLD (0.0%)
     4,000   Goldcorp, Inc.                                                            71
                                                                                 --------
             TELECOMMUNICATION SERVICES (0.1%)
             ---------------------------------
             WIRELESS TELECOMMUNICATION SERVICES (0.1%)
     4,754   Vodafone Group plc ADR                                                   185
                                                                                 --------
             Total Common Stocks (cost: $1,873)                                     2,269
                                                                                 --------
             EXCHANGE-TRADED FUNDS (16.1%)
     8,349   EGShares Emerging Markets Consumer ETF                                   221
    11,700   First Trust Global Tactical Commodity Strategy Fund*                     288

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
   185,265   iShares Core MSCI EAFE ETF                                                    $ 11,275
    72,838   iShares Core MSCI Emerging Markets ETF                                           3,638
    27,800   iShares Currency Hedged MSCI EAFE ETF                                              797
    98,322   iShares MSCI EAFE ETF                                                            6,552
    96,374   iShares MSCI Germany ETF                                                         2,806
     2,330   iShares MSCI Philippines ETF                                                        92
     8,489   iShares MSCI Turkey ETF                                                            397
    33,800   PowerShares FTSE RAFI Emerging Markets Portfolio                                   664
     3,500   SPDR S&P China ETF                                                                 331
     7,496   SPDR S&P Emerging Markets SmallCap ETF                                             357
    31,800   Vanguard FTSE European ETF                                                       1,802
     9,621   WisdomTree Emerging Markets Equity Income Fund                                     433
     5,259   WisdomTree Emerging Markets SmallCap Dividend Fund                                 239
    13,000   WisdomTree Europe Hedged Equity ETF                                                846
    29,552   WisdomTree India Earnings Fund                                                     654
    24,300   WisdomTree Japan Hedged Equity Index Fund                                        1,453
                                                                                           --------
             Total Exchange-Traded Funds (cost: $30,301)                                     32,845
                                                                                           --------
             Total International Equity Securities (cost: $32,174)                           35,114
                                                                                           --------
             PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (0.4%)

             EXCHANGE-TRADED FUNDS (0.4%)
    42,600   Market Vectors Gold Miners ETF                                                     834
                                                                                           --------
             Total Precious Metals and Commodity-Related Securities (cost: $1,085)              834
                                                                                           --------

---------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                               COUPON
(000)                                                                 RATE      MATURITY
---------------------------------------------------------------------------------------------------
             BONDS (48.2%)

             COLLATERALIZED MORTGAGE OBLIGATIONS (0.5%)

             FINANCIALS (0.5%)
             -----------------
             ASSET-BACKED FINANCING (0.5%)
$       93   Sequoia Mortgage Trust                                   1.08%(b)  9/20/2033        82
       989   Structured Asset Mortgage Investments, Inc.              0.69(b)   7/19/2035       900
        84   Wells Fargo Mortgage Backed Securities Trust             2.67(b)   4/25/2035        81
                                                                                           --------
                                                                                              1,063
                                                                                           --------
             Total Financials                                                                 1,063
                                                                                           --------
             Total Collateralized Mortgage Obligations (cost: $1,063)                         1,063
                                                                                           --------

================================================================================

18  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                     MARKET
AMOUNT                                                           COUPON                        VALUE
(000)        SECURITY                                             RATE        MATURITY         (000)
----------------------------------------------------------------------------------------------------
             CORPORATE OBLIGATIONS (17.5%)

             CONSUMER DISCRETIONARY (0.8%)
             -----------------------------
             PUBLISHING (0.1%)
$      149   Cengage Learning Acquisitions, Inc.(c)               8.25%       3/31/2020    $     150
                                                                                           ---------
             SPECIALTY STORES (0.7%)
       200   Guitar Center, Inc.(a)                               6.50        4/15/2019          182
     1,100   Staples, Inc.(c),(d)                                 3.50        4/07/2021        1,102
       150   Toys R Us Property Co. II, LLC                       8.50       12/01/2017          152
                                                                                           ---------
                                                                                               1,436
                                                                                           ---------
             Total Consumer Discretionary                                                      1,586
                                                                                           ---------
             CONSUMER STAPLES (0.2%)
             -----------------------
             PACKAGED FOODS & MEAT (0.2%)
       500   J. M. Smucker Co.(a)                                 4.38        3/15/2045          491
                                                                                           ---------
             ENERGY (2.5%)
             -------------
             OIL & GAS DRILLING (0.2%)
       912   Schahin II Finance Co. SPV Ltd.(a)                   5.88        9/25/2023          449
                                                                                           ---------
             OIL & GAS EXPLORATION & PRODUCTION (0.5%)
       200   American Energy - Permian Basin, LLC(a)              7.38       11/01/2021          138
       800   Newfield Exploration Co.                             5.38        1/01/2026          832
       100   Samson Investment Co.(c),(d)                         5.00        9/25/2018           49
                                                                                           ---------
                                                                                               1,019
                                                                                           ---------
             OIL & GAS STORAGE & TRANSPORTATION (1.8%)
     1,225   DCP Midstream, LLC(a)                                5.85        5/21/2043        1,017
       500   Enbridge Energy Partners, LP                         8.05       10/01/2077          520
       950   Energy Transfer Partners, LP                         3.30(b)    11/01/2066          831
     1,000   Enterprise Products Operating, LLC                   7.00        6/01/2067        1,010
       200   Martin Midstream Partners, LP                        7.25        2/15/2021          200
       200   Southern Union Co.                                   3.30(b)    11/01/2066          155
                                                                                           ---------
                                                                                               3,733
                                                                                           ---------
             Total Energy                                                                      5,201
                                                                                           ---------
             FINANCIALS (9.7%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (1.0%)
       900   Prospect Capital Corp.                               5.00        7/15/2019          938
     1,000   State Street Capital Trust IV                        1.27(b)     6/01/2077          856
       200   Walter Investment Management Corp.                   7.88       12/15/2021          185
                                                                                           ---------
                                                                                               1,979
                                                                                           ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                     MARKET
AMOUNT                                                           COUPON                        VALUE
(000)        SECURITY                                             RATE        MATURITY         (000)
----------------------------------------------------------------------------------------------------
             DIVERSIFIED BANKS (0.6%)
$      400   Compass Bank                                         6.40%      10/01/2017    $     437
     1,000   JPMorgan Chase Capital XXI                           1.23(b)     1/15/2087          834
                                                                                           ---------
                                                                                               1,271
                                                                                           ---------
             LIFE & HEALTH INSURANCE (2.1%)
     1,100   Lincoln National Corp.                               7.00        5/17/2066          993
       800   MetLife, Inc.                                        6.40       12/15/2066          916
     1,000   Prudential Financial, Inc.                           5.63        6/15/2043        1,064
     1,350   StanCorp Financial Group, Inc.                       6.90        6/01/2067        1,259
                                                                                           ---------
                                                                                               4,232
                                                                                           ---------
             MULTI-LINE INSURANCE (1.5%)
       950   Genworth Holdings, Inc.                              6.15       11/15/2066          599
     1,500   Glen Meadow Pass-Through Trust(a)                    6.51        2/12/2067        1,399
     1,100   Nationwide Mutual Insurance Co.(a)                   2.56(b)    12/15/2024        1,102
                                                                                           ---------
                                                                                               3,100
                                                                                           ---------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.6%)
     1,000   GE Capital Trust I                                   6.38       11/15/2067        1,089
       150   General Electric Capital Corp.                       6.38       11/15/2067          164
                                                                                           ---------
                                                                                               1,253
                                                                                           ---------
             PROPERTY & CASUALTY INSURANCE (2.4%)
     1,000   Allstate Corp.                                       5.75        8/15/2053        1,078
     1,000   AmTrust Financial Services, Inc.                     6.13        8/15/2023        1,059
       750   HSB Group, Inc.(e)                                   1.19(b)     7/15/2027          472
       600   Ironshore Holdings, Inc.(a)                          8.50        5/15/2020          719
     1,450   Oil Insurance Ltd.(a)                                3.26(b)             -(f)     1,251
       300   Progressive Corp.                                    6.70        6/15/2067          315
                                                                                           ---------
                                                                                               4,894
                                                                                           ---------
             REAL ESTATE DEVELOPMENT (0.1%)
       200   Forestar USA Real Estate Group, Inc.(a)              8.50        6/01/2022          203
                                                                                           ---------
             REGIONAL BANKS (1.2%)
       100   Compass Bank                                         3.88        4/10/2025           98
     1,000   Cullen/Frost Capital Trust II                        1.81(b)     3/01/2034          881
       100   First Maryland Capital Trust I                       1.28(b)     1/15/2027           90
       500   Fulton Capital Trust I                               6.29        2/01/2036          499
     1,000   SunTrust Capital I                                   0.94(b)     5/15/2027          832
                                                                                           ---------
                                                                                               2,400
                                                                                           ---------
             REINSURANCE (0.1%)
       200   Platinum Underwriters Finance, Inc.                  7.50        6/01/2017          221
                                                                                           ---------

================================================================================

20  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                     MARKET
AMOUNT                                                           COUPON                        VALUE
(000)(g)     SECURITY                                             RATE        MATURITY         (000)
----------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE (0.1%)
$      200   Ocwen Financial Corp.(a)                             7.13%       5/15/2019    $     188
                                                                                           ---------
             Total Financials                                                                 19,741
                                                                                           ---------
             INDUSTRIALS (1.1%)
             ------------------
             AEROSPACE & DEFENSE (0.6%)
     1,150   Constellis Holdings, LLC & Constellis Finance
               Corp.(a)                                           9.75        5/15/2020        1,143
       150   Moog, Inc.(a)                                        5.25       12/01/2022          155
                                                                                           ---------
                                                                                               1,298
                                                                                           ---------
             AIRLINES (0.1%)
       239   Continental Airlines, Inc. "B" Pass-Through Trust    6.25       10/11/2021          256
                                                                                           ---------
             MARINE (0.1%)
       200   Navios Maritime Holdings, Inc.(a)                    7.38        1/15/2022          183
                                                                                           ---------
             RAILROADS (0.1%)
       250   Florida East Coast Holdings Corp.(a)                 6.75        5/01/2019          250
                                                                                           ---------
             TRADING COMPANIES & DISTRIBUTORS (0.1%)
        75   ILFC E-Capital Trust I(a)                            4.09(b)    12/21/2065           73
                                                                                           ---------
             TRUCKING (0.1%)
        99   YRC Worldwide, Inc.(c)                               8.25        2/13/2019           98
                                                                                           ---------
             Total Industrials                                                                 2,158
                                                                                           ---------
             MATERIALS (0.1%)
             ----------------
             GOLD (0.1%)
        18   Allied Nevada Gold Corp., DIP(c),(e),(n)            12.00        3/10/2016           21
        21   Allied Nevada Gold Corp., DIP(d),(e),(l)                -(m)     3/10/2016           26
   CAD 700   Allied Nevada Gold Corp.(a),(h)                      8.75        6/01/2019          138
                                                                                           ---------
             Total Gold                                                                          185
                                                                                           ---------
             Total Materials                                                                     185
                                                                                           ---------
             TELECOMMUNICATION SERVICES (0.1%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.0%)
       100   GCI, Inc.                                            6.88        4/15/2025          103
                                                                                           ---------
             WIRELESS TELECOMMUNICATION SERVICES (0.1%)
       200   Sprint Corp.                                         7.13        6/15/2024          194
                                                                                           ---------
             Total Telecommunication Services                                                    297
                                                                                           ---------
             UTILITIES (3.0%)
             ----------------
             ELECTRIC UTILITIES (0.9%)
       600   NextEra Energy Capital Holdings, Inc.                6.35       10/01/2066          555
       324   NextEra Energy Capital Holdings, Inc.                6.65        6/15/2067          303

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                     MARKET
AMOUNT                                                           COUPON                        VALUE
(000)        SECURITY                                             RATE        MATURITY         (000)
----------------------------------------------------------------------------------------------------
$      300   NextEra Energy Capital Holdings, Inc.                7.30%       9/01/2067    $     311
       550   PPL Capital Funding, Inc.                            6.70        3/30/2067          506
       251   Texas Competitive Electric Holdings Co., LLC(c)      4.67       10/10/2017          153
                                                                                           ---------
                                                                                               1,828
                                                                                           ---------
             MULTI-UTILITIES (2.1%)
       390   Dominion Resources, Inc.                             7.50        6/30/2066          395
       600   Dominion Resources, Inc.                             2.57(b)     9/30/2066          556
     1,100   Integrys Energy Group, Inc.                          6.11       12/01/2066        1,045
     1,200   Puget Sound Energy, Inc.                             6.97        6/01/2067        1,143
     1,250   Wisconsin Energy Corp.                               6.25        5/15/2067        1,211
                                                                                           ---------
                                                                                               4,350
                                                                                           ---------
             Total Utilities                                                                   6,178
                                                                                           ---------
             Total Corporate Obligations (cost: $36,745)                                      35,837
                                                                                           ---------
             EURODOLLAR AND YANKEE OBLIGATIONS (8.0%)

             ENERGY (0.8%)
             -------------
             OIL & GAS STORAGE & TRANSPORTATION (0.8%)
     1,700   TransCanada PipeLines Ltd.                           6.35        5/15/2067        1,626
                                                                                           ---------
             FINANCIALS (2.8%)
             -----------------
             DIVERSIFIED BANKS (1.3%)
       400   Barclays Bank plc                                    0.63(b)             -(f)       250
       400   Barclays Bank plc                                    0.69(b)             -(f)       256
        50   Barclays Bank plc(a)                                 7.70                -(f)        56
       100   HSBC Bank plc                                        0.60(b)             -(f)        63
     1,400   HSBC Bank plc                                        0.69(b)             -(f)       890
     1,800   Lloyds Bank plc                                      0.60(b)             -(f)     1,143
                                                                                           ---------
                                                                                               2,658
                                                                                           ---------
             LIFE & HEALTH INSURANCE (0.5%)
     1,000   Great-West Life & Annuity Insurance Capital, LP(a)   7.15        5/16/2046        1,013
                                                                                           ---------
             MULTI-LINE INSURANCE (0.3%)
       600   ZFS Finance USA Trust V(a)                           6.50        5/09/2067          640
                                                                                           ---------
             PROPERTY & CASUALTY INSURANCE (0.5%)
       850   QBE Capital Funding III Ltd.(a)                      7.25        5/24/2041          958
                                                                                           ---------
             REINSURANCE (0.2%)
       500   Swiss Re Capital I, LP(a)                            6.85                -(f)       517
                                                                                           ---------
             Total Financials                                                                  5,786
                                                                                           ---------
             GOVERNMENT (0.6%)
             -----------------
             FOREIGN GOVERNMENT (0.6%)
     1,000   Italy Government International Bond                  5.38        6/15/2033        1,169
                                                                                           ---------

================================================================================

22  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                     MARKET
AMOUNT                                                           COUPON                        VALUE
(000)        SECURITY                                             RATE        MATURITY         (000)
----------------------------------------------------------------------------------------------------
             INDUSTRIALS (0.3%)
             ------------------
             INDUSTRIAL CONGLOMERATES (0.3%)
$      500   Hutchison Whampoa International Ltd.(a)              6.00%               -(f) $     510
                                                                                           ---------
             MATERIALS (2.2%)
             ----------------
             COMMODITY CHEMICALS (0.4%)
       800   Braskem Finance Ltd.                                 6.45        2/03/2024          814
                                                                                           ---------
             DIVERSIFIED METALS & MINING (0.1%)
       200   Vedanta Resources plc(a)                             6.00        1/31/2019          188
                                                                                           ---------
             GOLD (1.7%)
     1,200   Kinross Gold Corp.                                   5.95        3/15/2024        1,168
     1,100   Newcrest Finance Proprietary Ltd.(a)                 4.45       11/15/2021        1,108
     1,400   St. Barbara Ltd.(a)                                  8.88        4/15/2018        1,316
                                                                                           ---------
                                                                                               3,592
                                                                                           ---------
             Total Materials                                                                   4,594
                                                                                           ---------
             UTILITIES (1.3%)
             ----------------
             ELECTRIC UTILITIES (1.3%)
     1,000   EDP Finance B.V.(a)                                  4.13        1/15/2020        1,032
       700   Electricite De France S.A.(a)                        5.25                -(f)       730
       700   Enel S.p.A.(a)                                       8.75        9/24/2073          836
                                                                                           ---------
                                                                                               2,598
                                                                                           ---------
             Total Utilities                                                                   2,598
                                                                                           ---------
             Total Eurodollar and Yankee Obligations (cost: $15,712)                          16,283
                                                                                           ---------
             COMMERCIAL MORTGAGE SECURITIES (7.5%)

             FINANCIALS (7.5%)
             -----------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES (7.5%)
       400   Banc of America Commercial Mortgage, Inc.            5.84        7/10/2044          412
       100   Banc of America Commercial Mortgage, Inc.            5.42       10/10/2045          104
       348   Banc of America Commercial Mortgage, Inc.(a)         5.94        9/10/2047          350
       800   Banc of America Commercial Mortgage, Inc.            6.26        2/10/2051          857
        50   Bear Stearns Commercial Mortgage Securities, Inc.    5.43       12/11/2040           50
       400   Bear Stearns Commercial Mortgage Securities, Inc.    4.75        6/11/2041          400
     1,200   Bear Stearns Commercial Mortgage Securities, Inc.(a) 5.66        9/11/2041        1,181
        50   Bear Stearns Commercial Mortgage Securities, Inc.    5.60       10/12/2041           51
       200   CD Commercial Mortgage Trust                         5.69       10/15/2048          192
       450   Citigroup Commercial Mortgage Trust                  5.78        3/15/2049          466
       100   Citigroup Commercial Mortgage Trust                  6.14       12/10/2049          100
     1,150   Commercial Mortgage Trust                            5.38       12/10/2046        1,169
       850   Credit Suisse Commercial Mortgage
               Pass-Through Trust                                 0.38        2/15/2040          752

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                     MARKET
AMOUNT                                                           COUPON                        VALUE
(000)        SECURITY                                             RATE        MATURITY         (000)
----------------------------------------------------------------------------------------------------
       750   GE Capital Commercial Mortgage Corp.                 5.27%       3/10/2044    $     757
     1,100   GE Capital Commercial Mortgage Corp.                 5.32       11/10/2045        1,105
       850   GE Capital Commercial Mortgage Corp.                 5.61       12/10/2049          889
       216   GMAC Commercial Mortgage Securities, Inc.            4.97       12/10/2041          225
     1,075   GS Mortgage Securities Corp. II                      5.52        4/10/2038        1,099
     1,000   J.P. Morgan Chase Commercial
               Mortgage Securities Corp.                          5.91        4/15/2045        1,001
       300   J.P. Morgan Chase Commercial
               Mortgage Securities Trust                          5.37        5/15/2047          311
        50   LB-UBS Commercial Mortgage Trust                     5.28        2/15/2041           51
       800   Merrill Lynch Mortgage Trust                         5.84        6/12/2050          837
       700   Morgan Stanley Capital I Trust                       5.19       11/14/2042          704
       100   Morgan Stanley Capital I Trust                       5.50        3/12/2044          100
     1,000   Morgan Stanley Capital I Trust                       5.50        3/12/2044        1,019
     1,000   Wachovia Bank Commercial Mortgage Trust              5.71        5/15/2043        1,030
       100   Wachovia Bank Commercial Mortgage Trust(a)           4.99        5/15/2044          100
                                                                                           ---------
                                                                                              15,312
                                                                                           ---------
             Total Financials                                                                 15,312
                                                                                           ---------
             Total Commercial Mortgage Securities (cost: $15,101)                             15,312
                                                                                           ---------
             U.S. TREASURY SECURITIES (14.7%)

             BONDS (9.2%)
     6,600   2.90%, 8/15/2044 (STRIPS Principal)(i)                                            2,780
    10,100   3.13%, 8/15/2044                                                                 10,631
     2,935   3.00%, 11/15/2044                                                                 3,017
       300   2.50%, 2/15/2045                                                                    278
     2,000   3.00%, 5/15/2045                                                                  2,061
                                                                                           ---------
             Total Bonds                                                                      18,767
                                                                                           ---------
             NOTES (5.5%)
     1,906   1.75%, 5/15/2022(j)                                                               1,895
       965   1.63%, 8/15/2022                                                                    950
     1,315   1.63%, 11/15/2022                                                                 1,291
       618   2.00%, 2/15/2023                                                                    621
       500   1.75%, 5/15/2023                                                                    493
     2,000   2.75%, 11/15/2023                                                                 2,119
     1,500   2.50%, 5/15/2024                                                                  1,556
     1,500   2.38%, 8/15/2024                                                                  1,539
       800   2.25%, 11/15/2024                                                                   811
                                                                                           ---------
             Total Notes                                                                      11,275
                                                                                           ---------
             Total U.S. Treasury Securities (cost: $29,222)                                   30,042
                                                                                           ---------
             Total Bonds (cost: $97,843)                                                      98,537
                                                                                           ---------

================================================================================

24  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

----------------------------------------------------------------------------------------------------
                                                                                              MARKET
NUMBER                                                                                         VALUE
OF SHARES    SECURITY                                                                          (000)
----------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (6.7%)

             MONEY MARKET FUNDS (6.7%)
13,764,185   State Street Institutional Liquid Reserves Fund Premier
               Class, 0.10%(k) (cost: $13,764)                                              $ 13,764
                                                                                            --------
             TOTAL INVESTMENTS (COST: $195,175)                                             $204,695
                                                                                            ========

----------------------------------------------------------------------------------------------------
NUMBER
OF CONTRACTS
----------------------------------------------------------------------------------------------------
             PURCHASED OPTIONS (0.0%)
        14   Put - S&P 500 Index expiring January 15, 2016 at 1900                                65
        14   Put - S&P 500 Index expiring June 30, 2015 at 1800                                    1
                                                                                            --------
             TOTAL PURCHASED OPTIONS (cost: $119)                                           $     66
                                                                                            ========
             WRITTEN OPTIONS (0.0%)
       (14)  Put - S&P 500 Index expiring January 15, 2016 at 1700                               (29)
       (14)  Put - S&P 500 Index expiring June 30, 2015 at 1,600                                   -
                                                                                            --------
             TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $54)                                 $    (29)
                                                                                            ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------
($ IN 000s)                                          VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
                                        (LEVEL 1)              (LEVEL 2)         (LEVEL 3)
                                    QUOTED PRICES      OTHER SIGNIFICANT       SIGNIFICANT
                                IN ACTIVE MARKETS             OBSERVABLE      UNOBSERVABLE
ASSETS                       FOR IDENTICAL ASSETS                 INPUTS            INPUTS       TOTAL
------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                          $ 29,998               $      -              $  -    $ 29,998
  Preferred Stocks                              -                  5,834                 -       5,834
  Exchange-Traded Funds                    15,512                      -                 -      15,512
  Fixed-Income Exchange-Traded Funds        5,102                      -                 -       5,102
International Equity Securities:
  Common Stocks                             2,269                      -                 -       2,269
  Exchange-Traded Funds                    32,845                      -                 -      32,845
Precious Metals and Commodity-Related
  Securities:
  Exchange-Traded Funds                       834                      -                 -         834
Bonds:
  Collateralized Mortgage Obligations           -                  1,063                 -       1,063
  Corporate Obligations                         -                 35,318               519      35,837
  Eurodollar and Yankee Obligations             -                 16,283                 -      16,283
  Commercial Mortgage Securities                -                 15,312                 -      15,312
  U.S. Treasury Securities                 27,262                  2,780                 -      30,042
Money Market Instruments:
  Money Market Funds                       13,764                      -                 -      13,764
Purchased Options                              66                      -                 -          66
------------------------------------------------------------------------------------------------------
Total                                    $127,652                $76,590              $519    $204,761
------------------------------------------------------------------------------------------------------

                                        (LEVEL 1)              (LEVEL 2)         (LEVEL 3)
                                    QUOTED PRICES      OTHER SIGNIFICANT       SIGNIFICANT
                                IN ACTIVE MARKETS             OBSERVABLE      UNOBSERVABLE
LIABILITIES             FOR IDENTICAL LIABILITIES                 INPUTS            INPUTS       TOTAL
------------------------------------------------------------------------------------------------------
Written Options                             $(29)                     $-                $-        $(29)
------------------------------------------------------------------------------------------------------
Total                                       $(29)                     $-                $-        $(29)
------------------------------------------------------------------------------------------------------

================================================================================

26  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                             CORPORATE
                                                                                           OBLIGATIONS
------------------------------------------------------------------------------------------------------
Balance as of May 31, 2014                                                                       $ 585
Purchases                                                                                           38
Sales                                                                                                -
Transfers into Level 3                                                                               -
Transfers out of Level 3                                                                             -
Net realized gain (loss) on investments                                                              -
Change in net unrealized appreciation/depreciation of investments                                 (104)
------------------------------------------------------------------------------------------------------
Balance as of May 31, 2015                                                                       $ 519
------------------------------------------------------------------------------------------------------

For the period of June 1, 2014, through May 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2015

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 25.7% of net assets at May 31, 2015.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represent the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the

================================================================================

28  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    DIP     Debtor-in-Possession

    REIT    Real estate investment trust

    STRIPS  Separate trading of registered interest and principal of securities

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset
        Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the
        Board), unless otherwise noted as illiquid.

    (b) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2015.

    (c) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2015. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (d) At May 31, 2015, the aggregate market value of securities purchased on a delayed-delivery basis was $1,177,000.

    (e) Security was fair valued at May 31, 2015, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $519,000, which represented 0.3% of the Fund's net assets.

    (f) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (g) In U.S. dollars unless otherwise noted.

================================================================================

30  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    (h) At May 31, 2015, the issuer was in default with respect to interest and/or principal payments.

    (i) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (j) At May 31, 2015, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (k) Rate represents the money market fund annualized seven-day yield at May 31, 2015.

    (l) The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. At May 31, 2015, the Fund held unfunded or partially unfunded loan commitments of $26,000, which included a $5,000 unrealized gain.

    (m) The senior loan will settle after May 31, 2015, at which time the interest rate will be determined.

    (n) Pay-in-kind (PIK) - security in which the issuer has the option to make interest or dividend payments in cash or in additional securities. The security issued with the interest or dividend payment option usually has the same terms, including maturity date, as the PIK securities.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $195,175)                  $204,695
   Purchased options, at market value (cost of $119)                                    66
   Cash                                                                                  3
   Cash denominated in foreign currencies (identified cost of $7)                        7
   Receivables:
       Capital shares sold                                                             219
       USAA Asset Management Company (Note 5C)                                          68
       Dividends and interest                                                          890
       Securities sold                                                                 448
                                                                                  --------
           Total assets                                                            206,396
                                                                                  --------
LIABILITIES
   Payables:
      Securities purchased                                                           1,498
      Capital shares redeemed                                                          179
   Written options, at market value (premiums received of $54)                          29
   Accrued management fees                                                              86
   Accrued transfer agent's fees                                                        10
   Other accrued expenses and payables                                                  59
                                                                                  --------
          Total liabilities                                                          1,861
                                                                                  --------
              Net assets applicable to capital shares outstanding                 $204,535
                                                                                  ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                 $194,435
  Accumulated undistributed net investment income                                      248
  Accumulated net realized gain on investments and options                             360
  Net unrealized appreciation of investments and options                             9,492
                                                                                  --------
              Net assets applicable to capital shares outstanding                 $204,535
                                                                                  ========
  Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                  17,903
                                                                                  ========
  Net asset value, redemption price, and offering price per share                 $  11.42
                                                                                  ========

See accompanying notes to financial statements.

================================================================================

32  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $5)                                $  2,069
   Interest                                                                          4,081
                                                                                  --------
       Total income                                                                  6,150
                                                                                  --------
EXPENSES
   Management fees                                                                     924
   Administration and servicing fees                                                   277
   Transfer agent's fees                                                               411
   Custody and accounting fees                                                         137
   Postage                                                                              22
   Shareholder reporting fees                                                           22
   Trustees' fees                                                                       25
   Registration fees                                                                    30
   Professional fees                                                                    78
   Other                                                                                 8
                                                                                  --------
           Total expenses                                                            1,934
   Expenses reimbursed                                                                (270)
                                                                                  --------
           Net expenses                                                              1,664
                                                                                  --------
NET INVESTMENT INCOME                                                                4,486
                                                                                  --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FOREIGN CURRENCY, AND OPTIONS
   Net realized gain (loss) on:
       Investments                                                                   1,958
       Long-term capital gain distributions from other investment companies             50
       Foreign currency transactions                                                    (1)
       Options                                                                        (240)
   Change in net unrealized appreciation/depreciation of:
       Investments                                                                  (1,560)
       Options                                                                         194
                                                                                  --------
           Net realized and unrealized gain                                            401
                                                                                  --------
   Increase in net assets resulting from operations                               $  4,887
                                                                                  ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------------------
                                                                   2015                 2014
--------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                       $  4,486            $  3,118
   Net realized gain on investments                               1,958               1,197
   Net realized gain on long-term capital gain
       distributions from other investment companies                 50                   -
   Net realized loss on foreign currency transactions                (1)                  -
   Net realized loss on options                                    (240)               (626)
   Change in net unrealized appreciation/depreciation of:
       Investments                                               (1,560)              7,532
       Options                                                      194                (299)
                                                               ----------------------------
   Increase in net assets resulting from operations               4,887              10,922
                                                               ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                         (4,334)             (2,934)
   Net realized gains                                            (1,824)             (1,554)
                                                               ----------------------------
       Distributions to shareholders                             (6,158)             (4,488)
                                                               ----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                     80,876              90,196
   Reinvested dividends                                           5,311               3,488
   Cost of shares redeemed                                      (48,123)            (32,060)
                                                               ----------------------------
       Increase in net assets from capital share transactions    38,064              61,624
                                                               ----------------------------
   Capital contribution from USAA Transfer Agency Company             -                   1
                                                               ----------------------------
   Net increase in net assets                                    36,793              68,059

NET ASSETS
   Beginning of year                                            167,742              99,683
                                                               ----------------------------
   End of year                                                 $204,535            $167,742
                                                               ============================
Accumulated undistributed net investment income:
   End of year                                                 $    248            $    380
                                                               ============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                    7,082               8,117
   Shares issued for dividends reinvested                           467                 316
   Shares redeemed                                               (4,210)             (2,886)
                                                               ----------------------------
       Increase in shares outstanding                             3,339               5,547
                                                               ============================

See accompanying notes to financial statements.

================================================================================

34  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Cornerstone Moderately Conservative Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek current income with a secondary focus on capital appreciation.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other

================================================================================

36  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

        sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    8. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    9. Forward currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service.

    10. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

38  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include preferred stocks, valued based on methods discussed in Note 1A2, and certain bonds, which are valued based on methods discussed in Note 1A5.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of securities falling in the Level 3 category are primarily supported by quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at May 31, 2015, did not include master netting provisions.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option,

================================================================================

40  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2015* (IN THOUSANDS)

                                       ASSET DERIVATIVES                 LIABILITY DERIVATIVES
-------------------------------------------------------------------------------------------------
                             STATEMENT OF                         STATEMENT OF
DERIVATIVES NOT ACCOUNTED    ASSETS AND                           ASSETS AND
FOR AS HEDGING               LIABILITIES                          LIABILITIES
INSTRUMENTS                  LOCATION              FAIR VALUE     LOCATION             FAIR VALUE
-------------------------------------------------------------------------------------------------
Equity contracts             Purchased options        $66         Written options         $29
-------------------------------------------------------------------------------------------------

* For open derivative instruments as of May 31, 2015, see the Portfolio of Investments, which also is indicative of activity for the year ended May 31, 2015.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2015 (IN THOUSANDS)

                                                                                  CHANGE IN
DERIVATIVES                                                                       UNREALIZED
NOT ACCOUNTED                STATEMENT OF                                         APPRECIATION
FOR AS HEDGING               OPERATIONS                  REALIZED GAIN (LOSS)     (DEPRECIATION)
INSTRUMENTS                  LOCATION                    ON DERIVATIVES           ON DERIVATIVES
------------------------------------------------------------------------------------------------
Equity contracts             Net realized gain                 $(240)                 $194
                             (loss) on options/
                             Change in net
                             unrealized
                             appreciation/
                             depreciation of
                             options
------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

42  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G   SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of May 31, 2015, the Fund's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    outstanding delayed-delivery commitments, including interest purchased, were $1,190,000. Included in this amount is $45,000 for securities which were sold prior to May 31, 2015.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2015, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

================================================================================

44  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the period ended May 31, 2015, the Fund paid CAPCO facility fees of $1,000, which represents 0.3% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the period ended May 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, defaulted bond, non-REIT return of capital dividend, distributions, prior period, grantor trusts expense, and hybrid interest accrual adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $284,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2015, and 2014, was as follows:

                                                            2015                 2014
                                                        --------------------------------
Ordinary income*                                        $5,063,000           $4,488,000
Long-term realized capital gain                          1,095,000                    0
                                                        ----------           ----------
  Total distributions paid                              $6,158,000           $4,488,000
                                                        ==========           ==========

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

As of May 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                              $  260,000
Undistributed long-term capital gains                                          442,000
Unrealized appreciation of investments                                       9,410,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, non-REIT return of capital dividend, grantor trusts expense, and hybrid interest accrual adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended May 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2015, were $97,817,000 and $62,895,000, respectively.

As of May 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $195,342,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2015, for federal income tax purposes, were $12,715,000 and $3,296,000, respectively, resulting in net unrealized appreciation of $9,419,000.

================================================================================

46  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

For the year ended May 31, 2015, transactions in written call and put options* were as follows:

                                                                                    PREMIUMS
                                                                  NUMBER            RECEIVED
                                                               OF CONTRACTS          (000's)
                                                              ------------------------------
Outstanding at May 31, 2014                                        568                 $ 69
Options written                                                    168                   65
Options expired                                                   (708)                 (80)
                                                              ------------------------------
Outstanding at May 31, 2015                                         28                 $ 54
                                                              ------------------------------

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2015, there were no subadvisers.

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets for the fiscal year. For the year ended May 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $924,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2015, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $277,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2015, the Fund reimbursed the Manager $5,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION - The Manager agreed, through October 1, 2015, to limit the total annual operating expenses of the Fund to 0.90% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2015, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2015, the Fund incurred reimbursable expenses of $270,000, of which $68,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out of pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2015, the Fund incurred transfer agent's fees, paid or payable to SAS, of $411,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

48  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2015, USAA and its affiliates owned 1,756,000 shares, which represents 9.8% of the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2015, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                       NET REALIZED
                                                           COST TO        GAIN TO
      SELLER                       PURCHASER              PURCHASER       SELLER
------------------------------------------------------------------------------------
USAA Cornerstone                USAA Cornerstone
 Moderately Aggressive           Moderately Conservative   $  953,000       $43,000

USAA Cornerstone                USAA Cornerstone
 Aggressive                      Moderately
                                 Conservative                  52,000         3,000

USAA Cornerstone                USAA Cornerstone
 Moderate                        Moderately
                                 Conservative               1,153,000        66,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                            PERIOD ENDED
                                                     YEAR ENDED MAY 31,                        MAY 31,
                                                --------------------------------------------------------
                                                     2015               2014                     2013***
                                                --------------------------------------------------------
Net asset value at beginning of period          $  11.52             $  11.05                 $ 10.00
                                                -----------------------------------------------------
Income from investment operations:
 Net investment income                               .26                  .25                     .28(a)
 Net realized and unrealized gain                    .03                  .61                     .99(a)
                                                -----------------------------------------------------
Total from investment operations                     .29                  .86                    1.27(a)
                                                -----------------------------------------------------
Less distributions from:
 Net investment income                              (.27)                (.26)                   (.22)
 Realized capital gains                             (.12)                (.13)                      -
                                                -----------------------------------------------------
Total distributions                                 (.39)                (.39)                   (.22)
                                                -----------------------------------------------------
Net asset value at end of period                $  11.42              $ 11.52                 $ 11.05
                                                =====================================================
Total return (%)*                                   2.58                 8.00                   12.81
Net assets at end of period (000)               $204,535             $167,742                 $99,683
Ratios to average net assets:**
 Expenses (%)(b)                                     .90                  .90                     .90(c)
 Expenses, excluding reimbursements (%)(b)          1.05                 1.08                    1.25(c)
 Net investment income (%)                          2.43                 2.40                    2.56(c)
Portfolio turnover (%)                                37                   36                      59(c)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2015, average net assets were $184,939,000.
*** Fund commenced operations on June 8, 2012.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                       -                 (.00%)(+)               (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

50  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2014, through May 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

================================================================================

                                                           EXPENSE EXAMPLE |  51

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                    EXPENSES PAID
                                    BEGINNING                   ENDING              DURING PERIOD*
                                  ACCOUNT VALUE             ACCOUNT VALUE         DECEMBER 1, 2014 -
                                 DECEMBER 1, 2014            MAY 31, 2015            MAY 31, 2015
                                 -------------------------------------------------------------------
Actual                               $1,000.00               $1,014.50                   $4.52

Hypothetical
 (5% return before expenses)          1,000.00                1,020.44                    4.53

*Expenses are equal to the Fund's annualized expense ratio of 0.90%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 1.45% for the six-month period of December 1, 2014, through May 31, 2015.

================================================================================

52  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2015

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered.

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54  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classifications, sales load type (in this case, retail investment companies with front-end sales loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load and retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services as well as any fee waivers or reimbursements - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were below the median of its expense group and above the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee. The Board also took into account the Manager's undertaking to maintain expense limitations for the Fund. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and lower than its Lipper index for the one-year period ended December 31, 2014. The Board also noted that the Fund's percentile performance ranking was in the top 40% of its performance universe for the one-year period ended December 31, 2014. The Board took into account management's discussion of the Fund's performance, including the Fund's investment approach and the impact of market conditions on the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation.

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56  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

58  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over one year of experience as a Board Member of the USAA family of funds.
Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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60  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2)  Member of Executive Committee.
  (3)  Member of Audit and Compliance Committee.
  (4)  Member of Product Management and Distribution Committee.
  (5)  Member of Corporate Governance Committee.
  (6)  Member of Investments Committee.
  (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (8) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (9) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
  (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

62  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13).
Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

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64  | USAA CORNERSTONE MODERATELY CONSERVATIVE FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance,
USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

(1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>>  SAVE PAPER AND FUND COSTS
    Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
    Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]                                       [LOGO OF RECYCLE PAPER]
         USAA      We know what it means to serve.(R)               10%

================================================================================
 97447-0715                                  (C)2015, USAA. All rights reserved.

 [LOGO OF USAA]
   USAA(R)

                                         [GRAPHIC OF USAA EMERGING MARKETS FUND]

 ==============================================================

       ANNUAL REPORT
       USAA EMERGING MARKETS FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       MAY 31, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE STRENGTH OF THE STOCK AND BOND
MARKETS DURING THE REPORTING PERIOD GAVE            [PHOTO OF BROOKS ENGLEHARDT]
INVESTORS THE OPPORTUNITY TO FORTIFY THEIR
FINANCIAL FOUNDATION."

--------------------------------------------------------------------------------

JULY 2015

Global monetary policy was a key theme during the one-year reporting period ended May 31, 2015, with divergence among central banks driving the performance of the global financial markets. In the first half of the reporting period, the United States was the place to be as stocks posted strong gains on the back of the Federal Reserve's (the Fed) Quantitative Easing (QE) program and ongoing commitment to low interest rates. Market leadership changed in the second half of the reporting period after the Fed concluded its QE asset purchases and stated that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies as global central banks took a different approach than the Fed by, continuing to take aggressive steps, such as - cutting interest rates and boosting stimulus measures to shore up their sagging economies. The Bank of Japan expanded its existing QE program, while the European Central Bank launched its own. By the end of the reporting period, the stimulus measures appeared to be having their desired effect. Japan's economy, though still fragile, rebounded from recession. In Europe, evidence of a modest economic recovery emerged.

The divergence in global monetary policy approaches also had a major impact on currencies. The U.S. dollar strengthened during the reporting period, appreciating significantly compared to most other global currencies. This appears likely to benefit American consumers, who will experience increased buying power when traveling overseas or buying imported goods. However, the strength of the U.S. dollar made it more difficult for American companies to compete overseas. At the same time, inflation pressures eased, with the drop in energy prices as a prime example. Oil and natural gas prices fell sharply during the reporting period, while the prices of copper and agricultural commodities also declined. Gold prices declined, but held up relatively well in comparison to such other commodities.

================================================================================

================================================================================

In the bond markets, interest rates fell, especially on the long end of the yield curve. As a result, longer maturity bonds, such as 30-year U.S. Treasury securities, recorded the highest bond market returns of the reporting period overall. Although short-term interest rates edged up during the first half of the reporting period in anticipation of a Fed interest rate increase, they fell back after the Fed - in response to weaker U.S. economic data - said it would continue monitoring conditions before determining when it might be appropriate to raise the federal funds rate. At USAA Investments, we believe the Fed wants to return to a more normal interest rate environment, but we continue to hold to our long-held view that the timing and pace of interest rate increases will be data dependent and slower than many market participants currently expect. In addition, we believe that any potential increase will not be, in itself, a harbinger of more dramatic action. (It is important to note that as the reporting period ended, volatility in the global fixed-income markets increased, starting in Europe where Greece and its debt problems once again took center stage.)

The strength of the stock and bond markets during the reporting period gave investors the opportunity to fortify their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security - and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next.

On behalf of all of us at USAA Investments, thank you for allowing us to serve your investment needs. We will continue providing you with our best advice, superior service, and a wide variety of investment options.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                               1

MANAGERS' COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                          6

FINANCIAL INFORMATION

    Distributions to Shareholders                                           14

    Report of Independent Registered
      Public Accounting Firm                                                15

    Portfolio of Investments                                                16

    Notes to Portfolio of Investments                                       29

    Financial Statements                                                    31

    Notes to Financial Statements                                           34

EXPENSE EXAMPLE                                                             53

ADVISORY AGREEMENT(S)                                                       55

TRUSTEES' AND OFFICERS' INFORMATION                                         63

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

207231-0715

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA EMERGING MARKETS FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of emerging market companies. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Lazard Asset Management                  Brandes Investment Partners, L.P.
    JAI JACOB                                DOUGLAS C. EDMAN, CFA
    JAMES M. DONALD, CFA                     CHRISTOPHER J. GARRETT, CFA
    KEVIN O'HARE, CFA                        LOUIS Y. LAU, CFA
    STEPHEN MARRA, CFA                       GREG RIPPEL, CFA
                                             GERARDO ZAMORANO, CFA
Victory Capital Management, Inc.
    MARGARET LINDSAY
    TIFFANY KUO, CFA
    JOSHUA LINDLAND, CFA

--------------------------------------------------------------------------------

o PLEASE CHARACTERIZE THE PERFORMANCE OF EMERGING MARKETS DURING THE REPORTING PERIOD.

    Emerging market performance varied during the reporting period ended
    May 31, 2015, based on country-specific issues as well as large-scale macroeconomic concerns. The defining issue of the period was the precipitous decline in crude oil prices in November and December 2014, which sent the emerging market asset class into a short-term tailspin, largely driven by currency and equity volatility. Over the summer months, there had been broad gains in emerging markets performance as the Russia/Ukraine situation stabilized and it appeared that Brazil's President Dilma Rousseff would be forced into a second round presidential election. These market gains were erased in September 2014, however, as polls showed rising support for the Brazilian incumbent and the conflict in eastern Ukraine escalated. Unfavorable emerging market performance in December 2014 was exacerbated by calls for an early election in Greece. These negative factors were partially offset by China's interest rate reduction in late November 2014 and the sustained strength of India's economy following the election of Prime Minister Narendra Modi. Crude oil's slight rebound in the first half of 2015 drove gains in

================================================================================

2  | USAA EMERGING MARKETS FUND

================================================================================

    emerging markets' currencies, especially the ruble, as Russia was a top performer. The emerging market asset class also was aided by the successful implementation of quantitative easing monetary policies in Europe during the reporting period.

o HOW DID THE USAA EMERGING MARKETS FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended May 31, 2015, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of -7.84%, -7.64%, and -8.09%, respectively. This compares to returns of -2.46% for the Lipper Emerging Markets Fund Index and -0.01% for the MSCI Emerging Markets Index.

    USAA Asset Management Company is the Fund's investment adviser. As the investment adviser, USAA Asset Management Company employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Brandes Investment Partners L.P. (Brandes), Lazard Asset Management (Lazard), and Victory Capital Management, Inc. (Victory) are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

o   HOW DID BRANDES' PORTION OF THE FUND PERFORM?

    The portion of the Fund managed by Brandes underperformed the benchmark during the reporting period. Their allocation to financials - specifically positions in banks including Sberbank of Russia and Hana Financial Group, Inc., along with an underweight allocation to insurance - detracted the most from performance on an industry basis. From a country perspective, exposure to China and Brazil detracted from

    You will find a complete list of securities that the Fund owns on pages
    16-28.

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    returns, while allocations to Poland and Greece contributed to returns. Individual companies that exhibited particularly notable gains during the reporting period included specialty retailer Luk Fook Holdings International Ltd., wireless telecom China Mobile Ltd., and cotton textile manufacturer Weiqiao Textile Co. Ltd. "H". Holdings in utilities detracted from performance, most notably Reliance Infrastructure Ltd. GDR and Cia Saneamento Basico de Sao Paulo. During the reporting period, Brandes sold a number of positions as they reached the manager's estimates of their intrinsic value. Liquidated holdings included South Korean Lotte Chilsung Beverage Co. Ltd. and Lotte Confectionary Co. Ltd., Mexico-based America Movil S.A.B. de C.V. ADR "L", and Egypt's Eastern Tobacco. Proceeds from these sales were reallocated to companies that in Brandes' opinion offer more compelling margins of safety. These new purchases included U.K.-based APR Energy plc, Brazilian Mills Estruturas e Servicos de Engenharia S.A., and Argentina's Arcos Dorados Holdings, Inc. "A".

o   HOW DID LAZARD'S PORTION OF THE FUND PERFORM?

    The portion of the Fund managed by Lazard underperformed expectations during the reporting period. On a sector basis, stock selection and an overweight to information technology, stock selection and an underweight in materials, and a lack of exposure to utilities added to relative performance. Conversely, stock selection and an overweight to energy, and stock selection in the consumer discretionary, financials, industrials, telecom services, and consumer staples sectors detracted from relative return. On a country basis, stock selection in India, no exposure to Malaysia, and security selection and an underweight to South Korea contributed to performance. In contrast, an overweight and stock selection in Russia, Colombia, Brazil, and Greece, as well as issue selection in China, detracted from returns.

================================================================================

4  | USAA EMERGING MARKETS FUND

================================================================================

o   HOW DID VICTORY'S PORTION OF THE FUND PERFORM?

    The portion of the Fund managed by Victory significantly outperformed expectations during the reporting period. Holdings in health technology, producer manufacturing, and consumer durables were among the top contributors to return, while positions in finance, industrial services, and technology services detracted from return. On a country basis, stock selection choices were strong in India, South Korea, and Malaysia, while selection choices in Hong Kong, Indonesia, and Taiwan were weak. At the stock level, top contributors to return included Indian companies Ajanta Pharma Ltd., a biopharmaceuticals producer, and PI Industries Ltd., an agro-chemical producer, as well as South Korean companies such as Medy-Tox, Inc., a biopharmaceuticals producer, and Hanssem Co. Ltd., a furniture manufacturer. Brasil Insurance Participacoes e Administracao S.A.*, a Brazilian insurance brokerage, and Yoma Strategic Holdings Ltd.*, a Singapore-listed diversified business operator in Myanmar, were among the detractors.

    Thank you for allowing us to help you manage your investments.

    *Brasil Insurance Participacoes e Administracao S.A. and Yoma Strategic
     Holdings Ltd. were sold out of the Fund prior to May 31, 2015.

    Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA EMERGING MARKETS FUND SHARES (FUND SHARES) (Ticker Symbol: USEMX)


--------------------------------------------------------------------------------
                                          5/31/15                   5/31/14
--------------------------------------------------------------------------------

Net Assets                            $500.5 Million             $503.1 Million
Net Asset Value Per Share                $16.46                     $18.14


--------------------------------------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15
--------------------------------------------------------------------------------
    1 YEAR                  5 YEARS                                   10 YEARS

    -7.84%                   0.70%                                      5.85%


--------------------------------------------------------------------------------
                    EXPENSE RATIO AS OF 5/31/14*
--------------------------------------------------------------------------------

                              1.52%

       (includes acquired fund fees and expenses of 0.02%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA EMERGING MARKETS FUND

================================================================================

                 o CUMULATIVE PERFORMANCE COMPARISON o

              [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   MSCI            LIPPER EMERGING         USAA EMERGING
                 EMERGING           MARKETS FUNDS           MARKETS FUND
               MARKETS INDEX            INDEX                 SHARES
05/31/05        $10,000.00           $10,000.00             $10,000.00
06/30/05         10,345.19            10,331.95              10,373.31
07/31/05         11,077.20            11,045.17              11,024.62
08/31/05         11,176.91            11,216.91              11,072.28
09/30/05         12,219.11            12,197.91              11,953.93
10/31/05         11,420.77            11,462.38              11,119.94
11/30/05         12,366.38            12,321.51              11,898.33
12/31/05         13,098.94            13,016.72              12,604.15
01/31/06         14,569.95            14,514.95              13,747.80
02/28/06         14,556.07            14,430.00              13,755.79
03/31/06         14,686.55            14,625.81              14,035.71
04/30/06         15,734.52            15,661.88              14,971.42
05/31/06         14,089.54            13,939.87              13,451.89
06/30/06         14,059.69            13,870.82              13,371.91
07/31/06         14,269.97            14,168.96              13,451.89
08/31/06         14,640.68            14,554.83              13,731.80
09/30/06         14,763.74            14,663.14              13,971.73
10/31/06         15,465.55            15,428.96              14,603.53
11/30/06         16,617.62            16,442.80              15,643.22
12/31/06         17,367.42            17,191.13              16,304.84
01/31/07         17,187.51            17,108.77              16,215.92
02/28/07         17,087.95            16,948.25              16,013.83
03/31/07         17,774.97            17,594.32              16,571.61
04/30/07         18,600.41            18,427.83              17,226.39
05/31/07         19,526.52            19,419.52              18,325.77
06/30/07         20,450.12            20,095.83              18,996.72
07/31/07         21,539.72            20,824.35              19,780.84
08/31/07         21,089.03            20,372.95              19,441.32
09/30/07         23,419.61            22,349.34              21,066.15
10/31/07         26,033.21            24,734.01              23,167.92
11/30/07         24,189.42            23,214.21              21,632.01
12/31/07         24,275.83            23,423.41              21,784.43
01/31/08         21,253.46            20,836.54              19,836.37
02/29/08         22,829.96            21,745.99              20,645.84
03/31/08         21,623.88            20,732.86              19,818.58
04/30/08         23,382.22            22,301.10              21,393.04
05/31/08         23,822.77            22,711.90              21,766.64
06/30/08         21,450.65            20,375.38              19,667.36
07/31/08         20,658.50            19,663.02              19,124.75
08/31/08         19,015.15            18,169.04              17,692.62
09/30/08         15,689.48            15,189.62              14,819.46
10/31/08         11,397.90            10,778.47              10,647.60
11/30/08         10,540.71             9,856.13               9,704.70
12/31/08         11,365.72            10,597.00              10,533.25
01/31/09         10,636.36             9,682.45               9,665.34
02/28/09         10,038.12             9,137.11               9,191.94
03/31/09         11,482.07            10,314.90              10,336.00
04/30/09         13,394.56            12,019.26              12,032.37
05/31/09         15,691.05            14,196.63              14,212.00
06/30/09         15,482.80            14,028.77              13,965.43
07/31/09         17,234.87            15,651.48              15,563.17
08/31/09         17,177.81            15,714.78              15,612.49
09/30/09         18,739.85            17,117.96              17,101.74
10/31/09         18,764.76            16,910.04              16,914.35
11/30/09         19,571.76            17,836.90              17,792.12
12/31/09         20,347.08            18,464.92              18,414.25
01/31/10         19,215.58            17,432.17              17,412.18
02/28/10         19,287.24            17,579.60              17,531.24
03/31/10         20,845.89            19,034.41              18,930.17
04/30/10         21,103.10            19,170.24              18,999.62
05/31/10         19,056.92            17,362.29              17,055.01
06/30/10         19,117.92            17,369.15              17,015.33
07/31/10         20,723.52            18,989.66              18,622.60
08/31/10         20,328.03            18,620.22              18,156.29
09/30/10         22,589.82            20,730.30              20,150.51
10/31/10         23,247.72            21,372.04              20,626.74
11/30/10         22,634.96            20,830.59              20,180.27
12/31/10         24,252.85            22,184.34              21,584.67
01/31/11         23,599.46            21,467.76              20,885.81
02/28/11         23,382.87            21,267.91              20,626.24
03/31/11         24,761.34            22,369.83              21,664.54
04/30/11         25,534.81            23,173.64              22,213.64
05/31/11         24,875.20            22,563.68              21,534.75
06/30/11         24,502.99            22,270.51              21,155.37
07/31/11         24,410.84            22,229.46              20,905.78
08/31/11         22,238.34            20,403.51              18,919.03
09/30/11         18,999.86            17,231.60              15,804.13
10/31/11         21,518.41            19,344.81              17,760.93
11/30/11         20,085.46            18,710.47              17,161.91
12/31/11         19,845.29            18,108.11              16,449.91
01/31/12         22,100.12            20,006.70              18,420.15
02/29/12         23,428.00            21,198.20              19,379.21
03/31/12         22,651.02            20,743.70              18,503.55
04/30/12         22,384.20            20,489.40              18,169.96
05/31/12         19,885.54            18,270.89              16,105.90
06/30/12         20,662.37            19,117.37              16,783.50
07/31/12         21,080.31            19,300.58              16,919.02
08/31/12         21,019.38            19,436.56              16,898.17
09/30/12         22,291.89            20,458.63              17,930.20
10/31/12         22,158.95            20,401.47              17,565.34
11/30/12         22,441.91            20,628.49              17,523.64
12/31/12         23,541.91            21,748.89              18,524.52
01/31/13         23,870.15            22,063.55              18,850.25
02/28/13         23,573.69            21,856.08              18,923.80
03/31/13         23,172.77            21,625.68              18,545.53
04/30/13         23,356.51            21,934.10              18,640.10
05/31/13         22,768.28            21,370.29              18,324.88
06/30/13         21,329.64            20,007.34              17,000.95
07/31/13         21,564.04            20,325.04              17,242.62
08/31/13         21,202.15            19,667.75              16,780.29
09/30/13         22,587.67            21,086.72              18,030.67
10/31/13         23,688.40            22,004.97              18,818.72
11/30/13         23,343.87            21,638.77              18,640.10
12/31/13         23,008.26            21,468.27              18,453.67
01/31/14         21,519.33            20,024.91              17,059.35
02/28/14         22,236.70            20,759.09              17,545.25
03/31/14         22,924.27            21,375.51              18,200.16
04/30/14         23,009.61            21,514.25              18,200.16
05/31/14         23,818.00            22,304.56              19,161.40
06/30/14         24,461.59            22,870.57              19,668.43
07/31/14         24,954.67            23,018.00              19,657.86
08/31/14         25,527.01            23,654.17              20,175.45
09/30/14         23,640.18            22,055.42              18,527.62
10/31/14         23,921.65            22,268.23              18,844.51
11/30/14         23,670.06            22,055.58              18,485.36
12/31/14         22,590.36            20,897.48              17,143.30
01/31/15         22,727.62            20,979.39              16,960.92
02/28/15         23,434.08            21,577.07              17,239.85
03/31/15         23,105.53            21,117.38              16,885.82
04/30/15         24,888.49            22,426.05              18,119.54
05/31/15         23,896.63            21,755.92              17,658.24

                              [END CHART]

                     Data from 5/31/05 to 5/31/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Shares to the following benchmarks:

o The unmanaged MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

o The unmanaged Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds within the Lipper Emerging Markets Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA EMERGING MARKETS FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIEMX)


--------------------------------------------------------------------------------
                                            5/31/15                   5/31/14
--------------------------------------------------------------------------------

Net Assets                               $637.0 Million           $730.9 Million
Net Asset Value Per Share                $16.42                   $18.10


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15
--------------------------------------------------------------------------------
      1 YEAR                    5 YEARS                  SINCE INCEPTION 8/01/08

      -7.64%                     0.99%                         -0.65%


--------------------------------------------------------------------------------
                       EXPENSE RATIO AS OF 5/31/14*
--------------------------------------------------------------------------------

                                 1.31%

         (includes acquired fund fees and expenses of 0.02%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2014, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which exclude acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public.

================================================================================

8  | USAA EMERGING MARKETS FUND

================================================================================

                  o CUMULATIVE PERFORMANCE COMPARISON o

               [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    MSCI
                  EMERGING        LIPPER EMERGING   USAA EMERGING
                  MARKETS          MARKETS FUNDS     MARKETS FUND
                   INDEX             INDEX       INSTITUTIONAL SHARES
07/31/08        $10,000.00        $10,000.00        $10,000.00
08/31/08          9,204.52          9,240.21          9,355.60
09/30/08          7,594.69          7,724.97          7,836.31
10/31/08          5,517.29          5,481.60          5,630.29
11/30/08          5,102.36          5,012.52          5,131.70
12/31/08          5,501.72          5,389.31          5,573.05
01/31/09          5,148.66          4,924.20          5,117.78
02/28/09          4,859.08          4,646.85          4,871.84
03/31/09          5,558.04          5,245.84          5,484.09
04/30/09          6,483.80          6,112.62          6,384.15
05/31/09          7,595.45          7,219.97          7,545.85
06/30/09          7,494.64          7,134.60          7,415.03
07/31/09          8,342.75          7,959.86          8,273.23
08/31/09          8,315.13          7,992.05          8,299.39
09/30/09          9,071.25          8,705.66          9,094.79
10/31/09          9,083.31          8,599.92          9,000.60
11/30/09          9,473.95          9,071.29          9,471.56
12/31/09          9,849.25          9,390.69          9,807.63
01/31/10          9,301.54          8,865.46          9,273.63
02/28/10          9,336.23          8,940.44          9,342.36
03/31/10         10,090.71          9,680.31         10,093.13
04/30/10         10,215.22          9,749.39         10,130.14
05/31/10          9,224.74          8,829.92          9,104.44
06/30/10          9,254.27          8,833.41          9,083.29
07/31/10         10,031.48          9,657.55          9,945.09
08/31/10          9,840.03          9,469.67          9,701.89
09/30/10         10,934.88         10,542.79         10,769.89
10/31/10         11,253.34         10,869.16         11,028.96
11/30/10         10,956.73         10,593.79         10,732.88
12/31/10         11,739.89         11,282.27         11,541.35
01/31/11         11,423.61         10,917.84         11,178.18
02/28/11         11,318.77         10,816.20         11,044.66
03/31/11         11,986.03         11,376.60         11,600.10
04/30/11         12,360.44         11,785.40         11,899.18
05/31/11         12,041.15         11,475.19         11,536.01
06/30/11         11,860.98         11,326.09         11,338.40
07/31/11         11,816.37         11,305.21         11,204.89
08/31/11         10,764.74         10,376.59         10,142.08
09/30/11          9,197.12          8,763.46          8,475.76
10/31/11         10,416.25          9,838.17          9,527.89
11/30/11          9,722.61          9,515.57          9,207.45
12/31/11          9,606.36          9,209.22          8,829.95
01/31/12         10,697.83         10,174.79          9,888.20
02/29/12         11,340.61         10,780.75         10,408.93
03/31/12         10,964.50         10,549.60          9,938.60
04/30/12         10,835.34         10,420.27          9,759.42
05/31/12          9,625.84          9,292.01          8,656.38
06/30/12         10,001.88          9,722.50          9,025.93
07/31/12         10,204.18          9,815.67          9,098.72
08/31/12         10,174.69          9,884.83          9,087.52
09/30/12         10,790.66         10,404.62          9,641.84
10/31/12         10,726.31         10,375.56          9,451.47
11/30/12         10,863.28         10,491.01          9,429.07
12/31/12         11,395.75         11,060.81          9,973.87
01/31/13         11,554.64         11,220.84         10,149.75
02/28/13         11,411.13         11,115.32         10,195.14
03/31/13         11,192.26         10,998.15          9,990.89
04/30/13         11,306.01         11,155.00         10,047.63
05/31/13         11,021.27         10,868.26          9,877.42
06/30/13         10,324.88         10,175.11          9,162.57
07/31/13         10,438.34         10,336.69          9,293.06
08/31/13         10,263.17         10,002.41          9,049.10
09/30/13         10,933.84         10,724.05          9,724.23
10/31/13         11,466.66         11,191.04         10,149.74
11/30/13         11,299.89         11,004.81         10,058.97
12/31/13         11,137.43         10,918.10          9,958.64
01/31/14         10,416.70         10,184.05          9,209.31
02/28/14         10,763.95         10,557.43          9,478.16
03/31/14         11,096.78         10,870.92          9,832.80
04/30/14         11,138.09         10,941.48          9,832.80
05/31/14         11,529.40         11,343.41         10,353.33
06/30/14         11,840.94         11,631.26         10,627.89
07/31/14         12,079.62         11,706.24         10,622.17
08/31/14         12,356.67         12,029.78         10,902.45
09/30/14         11,443.32         11,216.70         10,010.12
10/31/14         11,579.57         11,324.93         10,187.44
11/30/14         11,457.79         11,216.79          9,992.96
12/31/14         10,935.14         10,627.81          9,271.63
01/31/15         11,001.59         10,669.47          9,178.45
02/28/15         11,343.55         10,973.43          9,329.87
03/31/15         11,184.52         10,739.64          9,131.86
04/30/15         12,047.58         11,405.19          9,807.43
05/31/15         11,567.46         11,064.38          9,562.83

                               [END CHART]

                     Data from 7/31/08 to 5/31/15.*

                  See page 7 for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA EMERGING MARKETS FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAEMX)

-------------------------------------------------------------------------------------------------------
                                                                5/31/15                    5/31/14
-------------------------------------------------------------------------------------------------------
Net Assets                                                    $4.6 Million               $5.0 Million
Net Asset Value Per Share                                       $16.40                     $18.08

-------------------------------------------------------------------------------------------------------
                               AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15
-------------------------------------------------------------------------------------------------------
     1 YEAR                                                           SINCE INCEPTION 8/01/10
     -8.09%                                                                 -1.93%

-------------------------------------------------------------------------------------------------------
                                     EXPENSE RATIOS AS OF 5/31/14*
-------------------------------------------------------------------------------------------------------
     BEFORE REIMBURSEMENT               1.79%              AFTER REIMBURSEMENT               1.77%

                          (includes acquired fund fees and expenses of 0.02%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2014, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2015, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.75% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2015. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Prior to October 1, 2014, the Adviser Shares' expense limitation was 2.00% of average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

10  | USAA EMERGING MARKETS FUND

================================================================================

                  o CUMULATIVE PERFORMANCE COMPARISON o

              [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                         USAA
                    MSCI         LIPPER EMERGING       EMERGING
                  EMERGING        MARKETS FUNDS      MARKETS FUND
                MARKETS INDEX        INDEX          ADVISER SHARES
07/31/10        $10,000.00        $10,000.00        $10,000.00
08/31/10          9,809.16          9,805.45          9,516.13
09/30/10         10,900.57         10,916.63         10,556.71
10/31/10         11,218.03         11,254.57         10,801.25
11/30/10         10,922.35         10,969.44         10,567.12
12/31/10         11,703.05         11,682.33         11,294.94
01/31/11         11,387.76         11,304.98         10,923.50
02/28/11         11,283.25         11,199.74         10,787.48
03/31/11         11,948.42         11,780.01         11,326.33
04/30/11         12,321.66         12,203.30         11,608.83
05/31/11         12,003.37         11,882.09         11,247.85
06/30/11         11,823.76         11,727.70         11,049.05
07/31/11         11,779.29         11,706.09         10,913.03
08/31/11         10,730.96         10,744.54          9,871.95
09/30/11          9,168.26          9,074.20          8,244.94
10/31/11         10,383.57         10,187.02          9,265.09
11/30/11          9,692.10          9,852.98          8,945.97
12/31/11          9,576.22          9,535.77          8,571.56
01/31/12         10,664.27         10,535.58          9,594.06
02/29/12         11,305.03         11,163.03         10,094.43
03/31/12         10,930.10         10,923.68          9,632.13
04/30/12         10,801.35         10,789.77          9,458.09
05/31/12          9,595.64          9,621.49          8,381.21
06/30/12          9,970.49         10,067.25          8,729.29
07/31/12         10,172.16         10,163.73          8,799.99
08/31/12         10,142.77         10,235.34          8,783.68
09/30/12         10,756.81         10,773.56          9,316.68
10/31/12         10,692.66         10,743.46          9,120.88
11/30/12         10,829.20         10,863.01          9,093.70
12/31/12         11,359.99         11,453.02          9,616.54
01/31/13         11,518.38         11,618.72          9,775.18
02/28/13         11,375.33         11,509.46          9,813.47
03/31/13         11,157.14         11,388.13          9,611.07
04/30/13         11,270.53         11,550.55          9,660.30
05/31/13         10,986.68         11,253.64          9,490.72
06/30/13         10,292.48         10,535.91          8,801.49
07/31/13         10,405.59         10,703.22          8,921.83
08/31/13         10,230.96         10,357.08          8,681.14
09/30/13         10,899.53         11,104.31          9,326.62
10/31/13         11,430.68         11,587.87          9,725.94
11/30/13         11,264.43         11,395.03          9,632.95
12/31/13         11,102.49         11,305.24          9,535.75
01/31/14         10,384.01         10,545.16          8,812.77
02/28/14         10,730.18         10,931.79          9,064.72
03/31/14         11,061.96         11,256.39          9,404.30
04/30/14         11,103.14         11,329.46          9,404.30
05/31/14         11,493.22         11,745.63          9,902.72
06/30/14         11,803.78         12,043.70         10,160.15
07/31/14         12,041.71         12,121.33         10,154.67
08/31/14         12,317.89         12,456.34         10,417.58
09/30/14         11,407.41         11,614.44          9,557.66
10/31/14         11,543.24         11,726.50          9,721.98
11/30/14         11,421.83         11,614.52          9,535.75
12/31/14         10,900.83         11,004.67          8,840.59
01/31/15         10,967.06         11,047.80          8,746.25
02/28/15         11,307.96         11,362.54          8,890.54
03/31/15         11,149.42         11,120.46          8,701.85
04/30/15         12,009.78         11,809.61          9,340.06
05/31/15         11,531.16         11,456.72          9,101.43

                            [END CHART]

                  Data from 7/31/10 to 5/31/15.*

               See page 7 for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                           o TOP 10 INDUSTRIES* - 5/31/15 o
                                   (% of Net Assets)

   Diversified Banks ........................................................... 19.9%

   Semiconductors ..............................................................  5.9%

   Internet Software & Services ................................................  5.7%

   Integrated Oil & Gas ........................................................  4.5%

   Wireless Telecommunication Services .........................................  4.1%

   Technology Hardware, Storage, & Peripherals .................................  3.8%

   Pharmaceuticals .............................................................  2.5%

   Oil & Gas Exploration & Production ..........................................  2.0%

   Integrated Telecommunication Services .......................................  1.8%

   Auto Parts & Equipment ......................................................  1.8%

                         o TOP 10 EQUITY HOLDINGS - 5/31/15 o
                                   (% of Net Assets)

   Baidu, Inc. ADR .............................................................. 2.6%

   Samsung Electronics Co. Ltd. ................................................. 2.4%

   NetEase, Inc. ADR ............................................................ 2.3%

   Axis Bank Ltd. GDR ........................................................... 2.3%

   China Construction Bank Corp. "H" ............................................ 2.0%

   Taiwan Semiconductor Manufacturing Co. Ltd. ADR .............................. 1.9%

   Sberbank of Russia ........................................................... 1.8%

   Agricultural Bank of China Ltd. "H" .......................................... 1.4%

   YPF S.A. ADR ................................................................. 1.3%

   SK Hynix, Inc. ............................................................... 1.3%

*Excludes exchange-traded funds.

You will find a complete list of securities that the Fund owns on pages 16-28.

================================================================================

12  | USAA EMERGING MARKETS FUND

================================================================================

                           o COUNTRY ALLOCATION - 5/31/15 o

                           [PIE CHART OF COUNTRY ALLOCATION]

   OTHER*........................................................................19.2%
   CHINA.........................................................................17.1%
   SOUTH KOREA...................................................................12.3%
   TAIWAN.........................................................................9.5%
   BRAZIL.........................................................................8.9%
   INDIA..........................................................................8.3%
   RUSSIA.........................................................................8.0%
   TURKEY.........................................................................6.3%
   INDONESIA......................................................................5.0%
   HONG KONG......................................................................4.3%

                                      [END CHART]

*Includes countries with less than 3% of portfolio and money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2015:

                DIVIDEND RECEIVED
               DEDUCTION (CORPORATE                               FOREIGN SOURCE     QUALIFIED INTEREST
                 SHAREHOLDERS)(1)        FOREIGN TAXES PAID(2)        INCOME              INCOME
               ------------------------------------------------------------------------------------------
                    2.04%                    $5,153,000             $29,306,000           $9,000
               ------------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2015, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

14  | USAA EMERGING MARKETS FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA EMERGING MARKETS FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Emerging Markets Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Emerging Markets Fund at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP
San Antonio, Texas
July 23, 2015

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  15

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2015

---------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
NUMBER                                                                                              VALUE
OF SHARES    SECURITY                                                                               (000)
---------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (97.0%)

             COMMON STOCKS (94.9%)

             CONSUMER DISCRETIONARY (13.7%)
             ------------------------------
             ADVERTISING (0.2%)
   734,690   ITE Group plc                                                                     $    2,147
                                                                                               ----------
             APPAREL RETAIL (0.2%)
   129,832   Mr. Price Group Ltd.                                                                   2,582
                                                                                               ----------
             APPAREL, ACCESSORIES & LUXURY GOODS (1.2%)
26,624,000   Bosideng International Holdings Ltd.                                                   4,188
 3,270,000   Cosmo Lady China Holdings Co. Ltd.                                                     3,367
   280,000   Makalot Industrial Co. Ltd.                                                            2,401
 5,335,500   MC GROUP Public Company Limited                                                        2,378
33,264,400   PT Pan Brothers Tbk                                                                    1,333
                                                                                               ----------
                                                                                                   13,667
                                                                                               ----------
             AUTO PARTS & EQUIPMENT (1.8%)
 1,474,936   Hota Industrial Manufacturing Co. Ltd.                                                 4,037
    67,312   Hyundai Mobis Co. Ltd.                                                                13,535
 2,427,000   Nexteer Automotive Group Ltd.                                                          2,826
                                                                                               ----------
                                                                                                   20,398
                                                                                               ----------
             AUTOMOBILE MANUFACTURERS (1.3%)
 2,436,000   Dongfeng Motor Group Co. Ltd. "H"                                                      3,971
   443,828   Ford Otomotiv Sanayi A.S.                                                              5,918
    72,060   KIA Motors Corp.                                                                       3,087
   350,261   Turk Otomobil Fabrikasi A.S.                                                           2,372
                                                                                               ----------
                                                                                                   15,348
                                                                                               ----------
             CABLE & SATELLITE (0.2%)
   141,000   KT Skylife Co. Ltd.                                                                    2,246
                                                                                               ----------
             CASINOS & GAMING (1.1%)
 1,913,200   Genting Malaysia Berhad                                                                2,215
 3,770,000   NagaCorp Ltd.                                                                          2,985
 3,640,400   Wynn Macau Ltd.                                                                        6,809
                                                                                               ----------
                                                                                                   12,009
                                                                                               ----------
             CATALOG RETAIL (0.2%)
 1,138,400   COL PCL NVDR                                                                           1,784
                                                                                               ----------

================================================================================

16  | USAA EMERGING MARKETS FUND

================================================================================

---------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
NUMBER                                                                                              VALUE
OF SHARES    SECURITY                                                                               (000)
---------------------------------------------------------------------------------------------------------
             DEPARTMENT STORES (0.8%)
 2,339,500   Lifestyle International Holdings Ltd., acquired 6/09/2014 - 8/22/2014;
                cost $4,551(a)                                                                 $    4,248
   253,860   Poya Co. Ltd.                                                                          3,198
 1,623,800   PT Matahari Department Store Tbk                                                       2,140
                                                                                               ----------
                                                                                                    9,586
                                                                                               ----------
             EDUCATION SERVICES (0.9%)
 1,422,700   Estacio Participacoes S.A.                                                             8,171
    13,900   New Oriental Education & Technology Group, Inc. ADR*                                     331
 3,172,300   Prestariang Berhad                                                                     2,210
                                                                                               ----------
                                                                                                   10,712
                                                                                               ----------
             FOOTWEAR (0.3%)
   330,000   Feng Tay Enterprise Co. Ltd.                                                           1,759
   462,000   Yue Yuen Industrial Holdings Ltd.                                                      1,591
                                                                                               ----------
                                                                                                    3,350
                                                                                               ----------
             HOME FURNISHINGS (0.3%)
    15,906   Hanssem Co. Ltd.                                                                       3,221
                                                                                               ----------
             HOME IMPROVEMENT RETAIL (0.3%)
   600,400   Via Varejo S.A.                                                                        2,887
                                                                                               ----------
             HOMEBUILDING (0.0%)
 2,071,586   Desarrolladora Homex S.A. de C.V., acquired 9/26/2007 - 5/21/2013;
                cost $3,078*(a),(b)                                                                    59
 6,312,677   URBI, Desarrollos Urbanos, S.A. de C.V., acquired 2/10/2010 - 3/25/2013;
                cost $2,879*(a),(b)                                                                   102
   371,300   Viver Incorporadora e Construtora S.A.*                                                    7
                                                                                               ----------
                                                                                                      168
                                                                                               ----------
             HOTELS, RESORTS & CRUISE LINES (0.2%)
    20,783   Hana Tour Service, Inc.                                                                2,293
                                                                                               ----------
             HOUSEHOLD APPLIANCES (1.1%)
 1,033,000   Haier Electronics Group Co. Ltd.                                                       3,116
 2,776,500   Techtronic Industries Co.                                                              9,540
                                                                                               ----------
                                                                                                   12,656
                                                                                               ----------
             MOTORCYCLE MANUFACTURERS (0.6%)
   203,116   Bajaj Auto Ltd.                                                                        7,371
                                                                                               ----------
             MOVIES & ENTERTAINMENT (0.4%)
    24,645   CJ CGV Co. Ltd.                                                                        2,252
    49,699   Loen Entertainment, Inc.                                                               2,648
                                                                                               ----------
                                                                                                    4,900
                                                                                               ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
NUMBER                                                                                              VALUE
OF SHARES    SECURITY                                                                               (000)
---------------------------------------------------------------------------------------------------------
             RESTAURANTS (0.1%)
   303,570   Arcos Dorados Holdings, Inc. "A"                                                  $    1,673
                                                                                               ----------
             SPECIALIZED CONSUMER SERVICES (0.2%)
   141,663   Seoul Auction Co. Ltd.                                                                 2,418
                                                                                               ----------
             SPECIALTY STORES (0.6%)
 1,083,400   Chow Tai Fook Jewellery Group Ltd.                                                     1,331
   199,010   JUMBO S.A.                                                                             1,887
 1,009,000   Luk Fook Holdings International Ltd.                                                   3,227
                                                                                               ----------
                                                                                                    6,445
                                                                                               ----------
             TEXTILES (1.7%)
   646,000   Eclat Textile Co. Ltd.                                                                 9,482
   464,000   Nan Liu Enterprise Co. Ltd.                                                            2,871
   645,000   Shenzhou International Group                                                           3,175
 2,204,000   Texwinca Holdings Ltd.                                                                 2,137
 1,796,500   Weiqiao Textile Co. Ltd. "H"                                                           1,397
                                                                                               ----------
                                                                                                   19,062
                                                                                               ----------
             Total Consumer Discretionary                                                         156,923
                                                                                               ----------
             CONSUMER STAPLES (7.2%)
             -----------------------
             AGRICULTURAL PRODUCTS (0.4%)
 2,859,600   Bumitama Agri Ltd.                                                                     2,081
   155,880   Kaveri Seed Co. Ltd.                                                                   2,254
                                                                                               ----------
                                                                                                    4,335
                                                                                               ----------
             BREWERS (0.7%)
 1,426,000   Ambev S.A. ADR                                                                         8,200
                                                                                               ----------
             DISTILLERS & VINTNERS (0.2%)
    63,708   Muhak Co. Ltd.*                                                                        2,679
                                                                                               ----------
             DRUG RETAIL (0.2%)
   311,778   Clicks Group Ltd.                                                                      2,212
                                                                                               ----------
             FOOD RETAIL (1.5%)
   618,791   Eurocash S.A.                                                                          6,158
   562,967   X5 Retail Group N.V. GDR*                                                             10,959
                                                                                               ----------
                                                                                                   17,117
                                                                                               ----------
             HOUSEHOLD PRODUCTS (0.7%)
 3,320,900   Kimberly-Clark de Mexico S.A. de C.V. "A"                                              7,516
                                                                                               ----------
             HYPERMARKETS & SUPER CENTERS (0.2%)
 1,241,960   Robinsons Retail Holdings, Inc.                                                        2,090
                                                                                               ----------
             PACKAGED FOODS & MEAT (1.5%)
   233,950   Adecoagro S.A.*                                                                        2,260

================================================================================

18  | USAA EMERGING MARKETS FUND

================================================================================

---------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
NUMBER                                                                                              VALUE
OF SHARES    SECURITY                                                                               (000)
---------------------------------------------------------------------------------------------------------
 1,148,315   Agthia Group PJSC                                                                 $    2,306
   715,264   CCL Products India Ltd.                                                                2,020
 2,562,136   Marfrig Global Foods S.A.*                                                             3,273
 9,883,400   RFM Corp.                                                                                900
 2,047,600   Thai Union Frozen Products PCL                                                         1,240
   232,957   Tiger Brands Ltd.                                                                      5,390
                                                                                               ----------
                                                                                                   17,389
                                                                                               ----------
             PERSONAL PRODUCTS (0.5%)
    17,190   Cosmax, Inc.                                                                           2,990
   346,500   Natura Cosmeticos S.A.                                                                 3,118
                                                                                               ----------
                                                                                                    6,108
                                                                                               ----------
             TOBACCO (1.3%)
    98,616   KT&G Corp.                                                                             8,573
   799,700   Souza Cruz S.A.                                                                        6,099
                                                                                               ----------
                                                                                                   14,672
                                                                                               ----------
             Total Consumer Staples                                                                82,318
                                                                                               ----------
             ENERGY (7.3%)
             -------------
             COAL & CONSUMABLE FUELS (0.8%)
 3,492,000   China Shenhua Energy Co. Ltd. "H"                                                      8,558
                                                                                               ----------
             INTEGRATED OIL & GAS (3.3%)
   754,850   Gazprom OAO ADR                                                                        4,046
 1,346,902   Gazprom OAO ADR                                                                        7,233
   240,770   Lukoil OAO ADR                                                                        11,494
   553,800   YPF S.A. ADR                                                                          15,379
                                                                                               ----------
                                                                                                   38,152
                                                                                               ----------
             OIL & GAS EQUIPMENT & SERVICES (0.2%)
 8,327,000   Hilong Holdings Ltd.                                                                   2,662
                                                                                               ----------
             OIL & GAS EXPLORATION & PRODUCTION (2.0%)
 7,544,000   CNOOC Ltd.                                                                            11,744
    96,603   NovaTek OAO GDR                                                                        9,751
   175,568   Pacific Rubiales Energy Corp.                                                            851
                                                                                               ----------
                                                                                                   22,346
                                                                                               ----------
             OIL & GAS REFINING & MARKETING (1.0%)
 5,326,000   NewOcean Energy Holdings Ltd.                                                          2,713
   310,594   Reliance Industries Ltd. GDR(c)                                                        8,640
                                                                                               ----------
                                                                                                   11,353
                                                                                               ----------
             Total Energy                                                                          83,071
                                                                                               ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
NUMBER                                                                                              VALUE
OF SHARES    SECURITY                                                                               (000)
---------------------------------------------------------------------------------------------------------
             FINANCIALS (23.0%)
             ------------------
             DIVERSIFIED BANKS (19.8%)
28,392,000   Agricultural Bank of China Ltd. "H"                                               $   15,415
   527,320   Akbank T.A.S.                                                                          1,553
   571,530   Axis Bank Ltd. GDR                                                                    26,321
    91,596   Banco Bradesco S.A.                                                                      753
 1,648,695   Banco do Brasil S.A.                                                                  11,766
   340,690   Banco Santander Brasil S.A. ADR                                                        1,693
   172,600   Bancolombia S.A. ADR                                                                   7,030
22,559,000   China Construction Bank Corp. "H"                                                     22,516
 1,189,493   Commercial International Bank GDR                                                      8,142
    44,900   Credicorp Ltd.                                                                         6,337
   164,700   Erste Group Bank AG*                                                                   4,780
   255,570   Grupo Aval Acciones Y Valores ADR                                                      2,571
 1,477,100   Grupo Financiero Banorte S.A. "O"                                                      8,335
   122,560   Hana Financial Group, Inc.                                                             3,282
   977,240   ICICI Bank Ltd. ADR                                                                   10,320
    70,520   KB Financial Group, Inc.                                                               2,555
   390,463   OTP Bank plc                                                                           7,917
12,692,095   PT Bank Mandiri (Persero) Tbk                                                         10,320
14,147,400   PT Bank Rakyat Indonesia (Persero) Tbk                                                12,574
14,400,208   Sberbank of Russia*(b)                                                                20,222
   510,450   Sberbank of Russia ADR                                                                 2,874
   359,596   Shinhan Financial Group Co. Ltd.                                                      13,539
   768,755   Standard Bank Group Ltd.                                                              10,007
   118,442   Standard Chartered plc                                                                 1,895
   633,520   Turkiye Garanti Bankasi A.S.                                                           2,003
 3,956,201   Turkiye Is Bankasi "C"                                                                 8,401
 1,537,800   Turkiye Vakiflar Bankasi T.A.O. "D"                                                    2,627
                                                                                               ----------
                                                                                                  225,748
                                                                                               ----------
             LIFE & HEALTH INSURANCE (1.7%)
 1,268,160   Hanwha Life Insurance Co. Ltd.                                                         9,436
   702,000   Ping An Insurance (Group) Co. of China Ltd. "H"                                       10,310
                                                                                               ----------
                                                                                                   19,746
                                                                                               ----------
             MULTI-SECTOR HOLDINGS (0.5%)
 4,036,000   First Pacific Co. Ltd.                                                                 3,820
   529,860   Haci Omer Sabanci Holdings A.S.                                                        1,975
                                                                                               ----------
                                                                                                    5,795
                                                                                               ----------
             REITs - INDUSTRIAL (0.4%)
 2,199,462   Macquarie Mexico Real Estate Management S.A de C.V.                                    3,189
   919,566   Pla Administradora Industria                                                           1,795
                                                                                               ----------
                                                                                                    4,984
                                                                                               ----------

================================================================================

20  | USAA EMERGING MARKETS FUND

================================================================================

---------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
NUMBER                                                                                              VALUE
OF SHARES    SECURITY                                                                               (000)
---------------------------------------------------------------------------------------------------------
             REITs - RESIDENTIAL (0.6%)
 5,800,353   Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.                                    $    6,507
                                                                                               ----------
             Total Financials                                                                     262,780
                                                                                               ----------
             HEALTH CARE (3.7%)
             ------------------
             BIOTECHNOLOGY (0.3%)
     7,701   Medy-Tox, Inc.                                                                         3,224
                                                                                               ----------
             HEALTH CARE EQUIPMENT (0.4%)
   408,000   Intai Technology Corp.                                                                 1,918
    59,450   Osstem Implant Co. Ltd.*                                                               2,927
                                                                                               ----------
                                                                                                    4,845
                                                                                               ----------
             HEALTH CARE FACILITIES (0.4%)
51,140,000   Chularat Hospital PCL NVDR                                                             2,750
   167,858   NMC Health plc                                                                         1,952
                                                                                               ----------
                                                                                                    4,702
                                                                                               ----------
             MANAGED HEALTH CARE (0.1%)
   252,800   Qualicorp S.A.                                                                         1,507
                                                                                               ----------
             PHARMACEUTICALS (2.5%)
   132,473   Ajanta Pharma Ltd.                                                                     3,282
   556,107   Aurobindo Pharma Ltd.                                                                 11,939
 1,673,000   China Animal Healthcare Ltd., acquired 12/08/2014 - 1/26/2015;
               cost $1,227(a),(b)                                                                     954
   258,990   Gedeon Richter plc                                                                     4,233
   149,600   Haw Par Corp. Ltd.                                                                     1,022
 2,393,037   Marksans Pharma Ltd.                                                                   2,331
   714,203   Square Pharmaceuticals Ltd.                                                            2,258
   127,737   Torrent Pharmaceuticals Ltd.                                                           2,430
                                                                                               ----------
                                                                                                   28,449
                                                                                               ----------
             Total Health Care                                                                     42,727
                                                                                               ----------
             INDUSTRIALS (8.8%)
             ------------------
             AEROSPACE & DEFENSE (1.2%)
 1,875,440   Aselsan Elektronik Sanayi Ve Ticaret A.S.                                              9,797
   133,100   Embraer S.A. ADR                                                                       4,009
                                                                                               ----------
                                                                                                   13,806
                                                                                               ----------
             AIRLINES (0.4%)
    48,060   Copa Holdings S.A. "A"                                                                 4,099
                                                                                               ----------
             AIRPORT SERVICES (0.6%)
   812,955   TAV Havalimanlari Holding A.S.                                                         6,731
                                                                                               ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

---------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
NUMBER                                                                                              VALUE
OF SHARES    SECURITY                                                                               (000)
---------------------------------------------------------------------------------------------------------
             BUILDING PRODUCTS (0.6%)
 2,001,740   Concepcion Industrial Corp.                                                       $    2,498
   196,473   Kajaria Ceramics Ltd.                                                                  2,616
    16,726   LG Hausys Ltd.                                                                         2,351
                                                                                               ----------
                                                                                                    7,465
                                                                                               ----------
             COMMERCIAL PRINTING (0.2%)
   150,400   Valid Solucoes e Servicos de Seguranca em Meios de
              Pagamento e Identificacao S.A.                                                        2,280
                                                                                               ----------
             CONSTRUCTION & ENGINEERING (1.4%)
 6,589,000   China State Construction International Holdings Ltd.                                  11,606
 6,944,400   PT Pembangunan Perumahan Persero Tbk                                                   2,105
   331,716   Simplex Infrastructures Ltd.                                                           2,051
                                                                                               ----------
                                                                                                   15,762
                                                                                               ----------
             CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.7%)
    64,700   China Yuchai International Ltd.                                                        1,215
 4,182,600   PT United Tractors Tbk                                                                 6,389
                                                                                               ----------
                                                                                                    7,604
                                                                                               ----------
             DIVERSIFIED SUPPORT SERVICES (0.3%)
   168,620   APR Energy plc                                                                           952
    32,378   KEPCO Plant Service & Engineering Co. Ltd.                                             3,139
                                                                                               ----------
                                                                                                    4,091
                                                                                               ----------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
 1,329,000   Boer Power Holdings Ltd.                                                               2,977
                                                                                               ----------
             INDUSTRIAL CONGLOMERATES (1.2%)
 1,932,500   Cahya Mata Sarawak Berhad                                                              2,773
   483,880   Koc Holding A.S. ADR                                                                  10,800
                                                                                               ----------
                                                                                                   13,573
                                                                                               ----------
             INDUSTRIAL MACHINERY (0.6%)
 8,274,000   EVA Precision Industrial Holdings Ltd.                                                 2,582
   141,000   King Slide Works Co. Ltd.                                                              2,016
   925,200   San Shing Fastech Corp.                                                                2,210
                                                                                               ----------
                                                                                                    6,808
                                                                                               ----------
             RAILROADS (0.3%)
   366,710   Globaltrans Investment plc GDR*                                                        2,101
    35,395   PKP Cargo S.A.                                                                           855
                                                                                               ----------
                                                                                                    2,956
                                                                                               ----------
             RESEARCH & CONSULTING SERVICES (0.2%)
   427,000   Sporton International, Inc.                                                            2,684
                                                                                               ----------

================================================================================

22  | USAA EMERGING MARKETS FUND

================================================================================

---------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
NUMBER                                                                                              VALUE
OF SHARES    SECURITY                                                                               (000)
---------------------------------------------------------------------------------------------------------
             TRADING COMPANIES & DISTRIBUTORS (0.1%)
   401,100   Mills Estruturas e Servicos de Engenharia S.A.                                    $    1,079
                                                                                               ----------
             TRUCKING (0.7%)
   822,280   Localiza Rent a Car S.A.                                                               8,245
                                                                                               ----------
             Total Industrials                                                                    100,160
                                                                                               ----------
             INFORMATION TECHNOLOGY (19.3%)
             ------------------------------
             COMMUNICATIONS EQUIPMENT (0.2%)
 5,362,000   China Fiber Optic Network System Group Ltd.                                            2,012
                                                                                               ----------
             DATA PROCESSING & OUTSOURCED SERVICES (1.2%)
   994,654   Cielo S.A. ADR                                                                        12,493
 5,454,600   GHL Systems Berhad*                                                                    1,696
                                                                                               ----------
                                                                                                   14,189
                                                                                               ----------
             ELECTRONIC COMPONENTS (0.3%)
17,510,000   Tongda Group Holdings Ltd.                                                             3,703
                                                                                               ----------
             ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
 1,959,000   PAX Global Technology Ltd.*                                                            3,532
                                                                                               ----------
             ELECTRONIC MANUFACTURING SERVICES (1.2%)
 1,096,500   AAC Technologies Holdings, Inc.                                                        6,110
 1,157,057   Hon Hai Precision Industry Co. Ltd. GDR "S"                                            7,511
                                                                                               ----------
                                                                                                   13,621
                                                                                               ----------
             INTERNET SOFTWARE & SERVICES (5.7%)
   148,018   21Vianet Group, Inc. ADR*                                                              2,673
   152,173   Baidu, Inc. ADR*                                                                      30,039
   187,460   NetEase, Inc. ADR                                                                     26,509
   294,230   Yandex N.V. "A"*                                                                       5,305
                                                                                               ----------
                                                                                                   64,526
                                                                                               ----------
             IT CONSULTING & OTHER SERVICES (0.5%)
   376,276   HCL Technologies Ltd.                                                                  5,856
                                                                                               ----------
             SEMICONDUCTOR EQUIPMENT (0.2%)
    71,531   ISC Co. Ltd.                                                                           2,654
                                                                                               ----------
             SEMICONDUCTORS (5.9%)
 4,882,000   Advanced Semiconductor Engineering, Inc.                                               6,968
 1,168,000   Chipbond Technology Corp.                                                              2,695
 1,180,000   Epistar Corp.                                                                          1,899
   297,000   MediaTek, Inc.                                                                         3,999
   333,699   SK Hynix, Inc.                                                                        15,280
 2,568,000   Taiwan Semiconductor Manufacturing Co. Ltd.                                           12,232

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

---------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
NUMBER                                                                                              VALUE
OF SHARES    SECURITY                                                                               (000)
---------------------------------------------------------------------------------------------------------
   891,700   Taiwan Semiconductor Manufacturing Co. Ltd. ADR                                   $   21,650
 3,489,100   Unisem (M) Berhad                                                                      2,303
                                                                                               ----------
                                                                                                   67,026
                                                                                               ----------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (3.8%)
   903,201   ADLINK Technology, Inc.                                                                3,225
 1,057,000   Catcher Technology Co. Ltd.                                                           12,339
    23,111   Samsung Electronics Co. Ltd.                                                          27,196
                                                                                               ----------
                                                                                                   42,760
                                                                                               ----------
             Total Information Technology                                                         219,879
                                                                                               ----------
             MATERIALS (4.6%)
             ----------------
             ALUMINUM (0.2%)
 9,783,600   Midas Holdings Ltd.                                                                    2,536
                                                                                               ----------
             COMMODITY CHEMICALS (0.1%)
   650,310   Synthos S.A.*                                                                            827
                                                                                               ----------
             CONSTRUCTION MATERIALS (1.7%)
   340,795   Akcansa Cimento A.S.                                                                   2,044
 2,647,500   Anhui Conch Cement Co. Ltd. "H"                                                       11,087
   463,868   Cemex S.A.B. de C.V. ADR                                                               4,314
26,201,000   PT Wijaya Karya Beton Tbk                                                              2,267
                                                                                               ----------
                                                                                                   19,712
                                                                                               ----------
             DIVERSIFIED CHEMICALS (0.2%)
   212,849   PI Industries Ltd.                                                                     2,270
                                                                                               ----------
             DIVERSIFIED METALS & MINING (1.0%)
   288,200   Freeport-McMoRan, Inc.                                                                 5,663
 1,864,700   Grupo Mexico S.A.B. de C.V. "B"                                                        5,782
                                                                                               ----------
                                                                                                   11,445
                                                                                               ----------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
   472,461   Sharda Cropchem Ltd.*                                                                  2,653
                                                                                               ----------
             INDUSTRIAL GASES (0.2%)
 3,290,300   Yingde Gases Group Co.                                                                 2,596
                                                                                               ----------
             PAPER PACKAGING (0.3%)
    27,170   Sansung Life & Science Co., Ltd.*                                                      2,665
                                                                                               ----------
             STEEL (0.7%)
    18,744   POSCO                                                                                  4,121
   200,420   Ternium S.A. ADR                                                                       3,912
                                                                                               ----------
                                                                                                    8,033
                                                                                               ----------
             Total Materials                                                                       52,737
                                                                                               ----------

================================================================================

24  | USAA EMERGING MARKETS FUND

================================================================================

---------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
NUMBER                                                                                              VALUE
OF SHARES    SECURITY                                                                               (000)
---------------------------------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES (6.0%)
             ---------------------------------
             ALTERNATIVE CARRIERS (0.3%)
 5,944,000   Citic Telecom International                                                       $    3,064
                                                                                               ----------
             INTEGRATED TELECOMMUNICATION SERVICES (1.6%)
   235,530   02 Czech Republic A.S.(b)                                                              1,674
 1,398,620   Magyar Telekom Telecommunications plc*                                                 2,065
   288,100   PT Telekomunikasi Indonesia (Persero) Tbk ADR                                         12,463
 7,963,470   PT XL Axiata Tbk                                                                       2,578
                                                                                               ----------
                                                                                                   18,780
                                                                                               ----------
             WIRELESS TELECOMMUNICATION SERVICES (4.1%)
   126,600   China Mobile Ltd.                                                                      1,667
   193,170   China Mobile Ltd. ADR                                                                 12,699
    13,625   MegaFon OAO GDR                                                                          209
   305,740   MegaFon OAO GDR(b),(d)                                                                 4,693
   720,300   Mobile TeleSystems ADR                                                                 7,534
   297,730   Mobile TeleSystems OJSC*(b)                                                            1,393
   113,680   Philippine Long Distance Telephone Co. ADR                                             7,156
 3,289,500   PT Tower Bersama Infrastructure Tbk                                                    2,343
    72,610   TIM Participacoes S.A. ADR                                                             1,079
   754,500   Turkcell Iletisim Hizmetleri A.S. ADR                                                  8,315
                                                                                               ----------
                                                                                                   47,088
                                                                                               ----------
             Total Telecommunication Services                                                      68,932
                                                                                               ----------
             UTILITIES (1.3%)
             ----------------
             ELECTRIC UTILITIES (0.7%)
   891,100   Centrais Eletricas Brasileiras S.A. Eletrobras ADR*                                    1,791
    46,400   Companhia Paranaense de Energia                                                          313
   184,400   Companhia Paranaense de Energia ADR                                                    1,897
   172,860   Reliance Infrastructure Ltd. GDR                                                       3,324
                                                                                               ----------
                                                                                                    7,325
                                                                                               ----------
             GAS UTILITIES (0.2%)
   567,608   Aygaz A.S.                                                                             2,141
                                                                                               ----------
             WATER UTILITIES (0.4%)
   816,000   Cia Saneamento Basico de Sao Paulo                                                     4,751
                                                                                               ----------
             Total Utilities                                                                       14,217
                                                                                               ----------
             Total Common Stocks (cost: $1,016,985)                                             1,083,744
                                                                                               ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

---------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
NUMBER                                                                                              VALUE
OF SHARES    SECURITY                                                                               (000)
---------------------------------------------------------------------------------------------------------
             PREFERRED STOCKS (2.1%)

             CONSUMER DISCRETIONARY (0.3%)
             -----------------------------
             AUTOMOBILE MANUFACTURERS (0.3%)
    38,050   Hyundai Motor Co. Ltd.                                                            $    4,005
                                                                                               ----------
             Total Consumer Discretionary                                                           4,005
                                                                                               ----------
             ENERGY (1.2%)
             -------------
             INTEGRATED OIL & GAS (1.2%)
 1,280,080   Petroleo Brasileiro S.A. ADR*                                                          9,895
 5,367,000   Surgutneftegas*(b)                                                                     3,923
                                                                                               ----------
                                                                                                   13,818
                                                                                               ----------
             Total Energy                                                                          13,818
                                                                                               ----------
             FINANCIALS (0.1%)
             -----------------
             DIVERSIFIED BANKS (0.1%)
    69,552   Banco Bradesco S.A.                                                                      616
                                                                                               ----------
             Total Financials                                                                         616
                                                                                               ----------
             MATERIALS (0.3%)
             ----------------
             STEEL (0.3%)
   595,015   Vale S.A. ADR                                                                          3,148
                                                                                               ----------
             Total Materials                                                                        3,148
                                                                                               ----------
             TELECOMMUNICATION SERVICES (0.2%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
   214,310   Telefonica Brasil S.A. ADR                                                             3,015
                                                                                               ----------
             Total Telecommunication Services                                                       3,015
                                                                                               ----------
             Total Preferred Stocks (cost: $36,655)                                                24,602
                                                                                               ----------
             Total Equity Securities (cost: $1,053,640)                                         1,108,346
                                                                                               ----------

---------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
$(000)(f)
---------------------------------------------------------------------------------------------------------
             CONVERTIBLE SECURITIES (0.0%)

             CONSUMER DISCRETIONARY (0.0%)
             -----------------------------
             HOMEBUILDING (0.0%)
 BRL 1,548   Viver Incorporadora e Construtora S.A., 15.13% due 8/6/2016(b)                           116
                                                                                               ----------
             Total Consumer Discretionary                                                             116
                                                                                               ----------
             Total Convertible Securities (cost: $698)                                                116
                                                                                               ----------

================================================================================

26  | USAA EMERGING MARKETS FUND

================================================================================

---------------------------------------------------------------------------------------------------------
                                                                                                   MARKET
NUMBER                                                                                              VALUE
OF SHARES    SECURITY                                                                               (000)
---------------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (1.9%)

             MONEY MARKET FUNDS (1.9%)
21,497,016   State Street Institutional Liquid Reserves Fund Premier Class, 0.10%(e)           $   21,497
                                                                                               ----------
             Total Money Market Instruments (cost: $21,497)                                        21,497
                                                                                               ----------
             TOTAL INVESTMENTS (COST: $1,075,835)                                              $1,129,959
                                                                                               ==========

---------------------------------------------------------------------------------------------------------
($ IN 000s)                                               VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------------
                                         (LEVEL 1)             (LEVEL 2)          (LEVEL 3)
                                     QUOTED PRICES     OTHER SIGNIFICANT        SIGNIFICANT
                                 IN ACTIVE MARKETS            OBSERVABLE       UNOBSERVABLE
ASSETS                        FOR IDENTICAL ASSETS                INPUTS             INPUTS         TOTAL
---------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                           $346,965              $735,723             $1,056    $1,083,744
  Preferred Stocks                          16,674                 7,928                  -        24,602
Bonds:
  Convertible Securities                         -                   116                  -           116
Money Market Instruments:
  Money Market Funds                        21,497                     -                  -        21,497
---------------------------------------------------------------------------------------------------------
Total                                     $385,136              $743,767             $1,056    $1,129,959
---------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

-----------------------------------------------------------------------------------------
                                                                             COMMON STOCK
-----------------------------------------------------------------------------------------
Balance as of May 31, 2014                                                        $     -
Purchases                                                                           2,499
Sales                                                                              (1,077)
Transfers into Level 3                                                                415
Transfers out of Level 3                                                                -
Net realized gain (loss) on investments                                              (195)
Change in net unrealized appreciation/depreciation of investments                    (586)
-----------------------------------------------------------------------------------------
Balance as of May 31, 2015                                                        $ 1,056
-----------------------------------------------------------------------------------------

For the period of June 1, 2014, through May 31, 2015, common stocks with a fair value of $546,204,000 were transferred from Level 1 to Level 2. Due to an assessment of events at the end of the reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. Common stocks with a fair value of $415,000 were transferred from Level 2 to Level 3 due to the value derived based on analysis of the restructuring plan. Such adjustments were made prior to the end of the reporting period. Common stocks with a fair value of $3,413,000 were transferred from Level 1 to Level 2 due to valuation inputs supported by last quoted price and adjusted for foreign markets' closing prices. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

28  | USAA EMERGING MARKETS FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2015

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
    BRL  Brazilian Real
    GDR Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
    NVDR Non-voting depositary receipts are receipts issued by Thai NVDR Company
         Limited.
    REIT Real estate investment trust

o SPECIFIC NOTES

    (a) Security deemed illiquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board). The aggregate market value of these securities at May 31, 2015, was $5,363,000, which represented 0.4% of the Fund's net assets.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

    (b) Security was fair valued at May 31, 2015, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $33,136,000, which represented 2.9% of the Fund's net assets.

    (c) Restricted security that is not registered under the Securities Act of 1933.

    (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (e) Rate represents the money market fund annualized seven-day yield at May 31, 2015.

    (f) In U.S. dollars unless otherwise noted.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

30  | USAA EMERGING MARKETS FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value
       (cost of $1,075,835)                                                                    $1,129,959
   Cash                                                                                                 9
   Cash denominated in foreign currencies (identified cost of $2,536)                               2,529
   Receivables:
       Capital shares sold                                                                          5,039
       USAA Asset Management Company (Note 6D)                                                          5
       Dividends and interest                                                                       1,854
       Securities sold                                                                             11,792
   Unrealized appreciation on foreign currency contracts held, at value                                 1
                                                                                               ----------
           Total assets                                                                         1,151,188
                                                                                               ----------
LIABILITIES
   Payables:
       Securities purchased                                                                         6,343
       Capital shares redeemed                                                                        498
   Accrued management fees                                                                            955
   Accrued transfer agent's fees                                                                       80
   Other accrued expenses and payables                                                              1,235
                                                                                               ----------
           Total liabilities                                                                        9,111
                                                                                               ----------
                Net assets applicable to capital shares outstanding                            $1,142,077
                                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                             $1,226,912
   Accumulated undistributed net investment income                                                    262
   Accumulated net realized loss on investments                                                  (138,104)
   Net unrealized appreciation of investments                                                      54,124
   Net unrealized depreciation of foreign currency translations                                    (1,117)
                                                                                               ----------
                Net assets applicable to capital shares outstanding                            $1,142,077
                                                                                               ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $500,510/30,403 shares outstanding)                          $    16.46
                                                                                               ==========
       Institutional Shares (net assets of $637,007/38,801
           shares outstanding)                                                                 $    16.42
                                                                                               ==========
       Adviser Shares (net assets of $4,560/278 shares outstanding)                            $    16.40
                                                                                               ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $3,306)                                         $   26,015
   Interest (net of foreign taxes withheld of $2)                                                      29
                                                                                               ----------
             Total income                                                                          26,044
                                                                                               ----------
EXPENSES
   Management fees                                                                                 11,385
   Administration and servicing fees:
        Fund Shares                                                                                   737
        Institutional Shares                                                                          687
        Adviser Shares                                                                                  7
   Transfer agent's fees:
        Fund Shares                                                                                 1,363
        Institutional Shares                                                                          687
   Distribution and service fees (Note 6F):
        Adviser Shares                                                                                 12
   Custody and accounting fees:
        Fund Shares                                                                                   372
        Institutional Shares                                                                          519
        Adviser Shares                                                                                  4
   Postage:
        Fund Shares                                                                                    55
        Institutional Shares                                                                           38
   Shareholder reporting fees:
        Fund Shares                                                                                    27
        Institutional Shares                                                                            8
   Trustees' fees                                                                                      25
   Registration fees:
        Fund Shares                                                                                    35
        Institutional Shares                                                                           27
        Adviser Shares                                                                                 22
   Professional fees                                                                                  164
   Other                                                                                               22
                                                                                               ----------
             Total expenses                                                                        16,196
   Expenses paid indirectly:
        Fund Shares                                                                                    (1)
        Institutional Shares                                                                           (2)
   Expenses reimbursed:
        Adviser Shares                                                                                 (7)
                                                                                               ----------
             Net expenses                                                                          16,186
                                                                                               ----------
NET INVESTMENT INCOME                                                                               9,858
                                                                                               ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY
   Net realized loss on:
        Investments (net of foreign taxes withheld of $1,846)                                     (47,525)
        Foreign currency transactions                                                              (1,074)
   Change in net unrealized appreciation/depreciation of:
        Investments                                                                               (54,167)
        Foreign currency translations                                                                (894)
                                                                                               ----------
             Net realized and unrealized loss                                                    (103,660)
                                                                                               ----------
   Decrease in net assets resulting from operations                                            $  (93,802)
                                                                                               ==========

See accompanying notes to financial statements.

================================================================================

32  | USAA EMERGING MARKETS FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

---------------------------------------------------------------------------------------------------------

                                                                        2015                         2014
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                          $    9,858                   $   10,665
   Net realized loss on investments                                  (47,525)                      (2,782)
   Net realized loss on foreign currency transactions                 (1,074)                        (531)
   Change in net unrealized appreciation/depreciation of:
       Investments                                                   (54,167)                      59,938
       Foreign currency translations                                    (894)                        (158)
                                                                  ---------------------------------------
   Increase (decrease) in net assets resulting from operations       (93,802)                      67,132
                                                                  ---------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                    (6,680)                      (2,488)
       Institutional Shares                                          (11,035)                      (5,455)
       Adviser Shares                                                    (56)                          (6)
                                                                  ---------------------------------------
           Distributions to Shareholders                             (17,771)                      (7,949)
                                                                  ---------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                        41,864                        7,139
   Institutional Shares                                              (27,153)                     150,472
   Adviser Shares                                                         36                            3
                                                                  ---------------------------------------
       Total net increase in net assets from
            capital share transactions                                14,747                      157,614
                                                                  ---------------------------------------
   Capital contribution from USAA Transfer
       Agency Company:
       Fund Shares                                                         -                            7
                                                                  ---------------------------------------
   Net increase (decrease) in net assets                             (96,826)                     216,804

NET ASSETS
   Beginning of year                                               1,238,903                    1,022,099
                                                                  ---------------------------------------
   End of year                                                    $1,142,077                   $1,238,903
                                                                  =======================================
Accumulated undistributed net investment income:
   End of year                                                    $      262                   $    9,849
                                                                  =======================================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Emerging Markets Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of three classes of shares: Emerging Markets Fund Shares (Fund Shares), Emerging Markets Fund Institutional Shares (Institutional Shares), and Emerging Markets Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or

================================================================================

34  | USAA EMERGING MARKETS FUND

================================================================================

legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Securities, including exchange-traded funds (ETFs), exchange-traded notes
       (ETNs), and equity-linked structured notes, except as otherwise

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

       noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

================================================================================

36  | USAA EMERGING MARKETS FUND

================================================================================

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, in consultation with the Fund's subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

       considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain equity securities which are valued based on methods discussed in Note 1A3, and bonds valued based on the methods discussed in
    Note 1A4.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of securities falling in the Level 3 category are primarily supported by fair value methods included using inputs such as the value being derived based on the analysis of the restructuring plan and quoted

================================================================================

38  | USAA EMERGING MARKETS FUND

================================================================================

    price adjusted by movements in the respective index. However, these securities are included in the Level 3 category due to limited market transparency, and/or a lack of corroboration to support the quoted prices.

    Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2015, brokerage commission recapture credits reduced the expenses of the Fund Shares, Institutional Shares, and Adviser Shares by $1,000, $2,000 and less than $500, respectively. For the year ended May 31, 2015, there were no custodian and other bank credits.

G. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by

================================================================================

40  | USAA EMERGING MARKETS FUND

================================================================================

    the Fund as an addition to paid in capital. For the year ended May 31, 2015, the Adviser Shares charged redemption fees of less than $500.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended May 31, 2015, the Fund paid CAPCO facility fees of $6,000, which represents 1.7% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2015.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, foreign capital gain tax reclass and passive foreign investment corporation adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $1,674,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2015, and 2014, was as follows:

                                                               2015                          2014
                                                           ----------------------------------------
Ordinary income*                                           $17,771,000                   $7,949,000

As of May 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                                        $   1,941,000
Accumulated capital and other losses                                                   (126,461,000)
Unrealized appreciation of investments                                                   39,688,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and passive foreign investment corporation adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

42  | USAA EMERGING MARKETS FUND

================================================================================

At May 31, 2015, the Fund had net capital loss carryforwards of $126,461,000, for federal income tax purposes as shown in the table below.

                               CAPITAL LOSS CARRYFORWARDS
                     -----------------------------------------
                                      TAX CHARACTER
                     -----------------------------------------
                     (NO EXPIRATION)                 BALANCE
                     ---------------             -------------
                      Short-Term                  $ 27,326,000
                      Long-Term                     99,135,000
                                                  ------------
                       Total                      $126,461,000
                                                  ============

For the year ended May 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2015, were $535,073,000 and $542,386,000, respectively.

As of May 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $1,089,154,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2015, for federal income tax purposes, were $171,131,000 and $130,326,000, respectively, resulting in net unrealized appreciation of $40,805,000.

(5) CAPITAL SHARE TRANSACTIONS

At May 31, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |   43

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                   YEAR ENDED                           YEAR ENDED
                                                  MAY 31, 2015                         MAY 31, 2014
     ----------------------------------------------------------------------------------------------------
                                             SHARES         AMOUNT                SHARES         AMOUNT
                                             ------------------------------------------------------------
     FUND SHARES:
     Shares sold                              8,404      $ 140,293                  6,340       $ 108,018
     Shares issued from
      reinvested dividends                      432          6,609                    143           2,465
     Shares redeemed                         (6,162)      (105,038)                (6,094)       (103,344)
                                             ------------------------------------------------------------
     Net increase from capital
      share transactions                      2,674      $  41,864                    389       $   7,139
                                             ============================================================
     INSTITUTIONAL SHARES:
     Shares sold                              6,603      $ 112,532                 15,098       $ 249,462
     Shares issued from
      reinvested dividends                      704         10,722                    308           5,311
     Shares redeemed                         (8,893)      (150,407)                (6,072)       (104,301)
                                             ------------------------------------------------------------
     Net increase (decrease) from
      capital share transactions             (1,586)     $ (27,153)                 9,334       $ 150,472
                                             ============================================================
     ADVISER SHARES:
     Shares sold                                  3      $      46                      1       $      23
     Shares issued from
      reinvested dividends                        -**            1                      -**             -**
     Shares redeemed*                            (1)           (11)                    (1)            (20)
                                             ------------------------------------------------------------
     Net increase from capital
      share transactions                          2      $      36                      -**     $       3
                                             ============================================================

 *Net of redemption fees.

**Represents less than 500 shares or $500.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of

================================================================================

44  | USAA EMERGING MARKETS FUND

================================================================================

    the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 1.00% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Emerging Markets Funds Index over the performance period. The Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds in the Lipper Emerging Markets Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                                         ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                                      (IN BASIS POINTS)(1)
--------------------------------------------------------------------------------
+/- 100 to 400                                            +/- 4
+/- 401 to 700                                            +/- 5
+/- 701 and greater                                       +/- 6

    (1) Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    the number of days in the month and the denominator of which is 365
    (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Emerging Markets Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended May 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $11,385,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $(228,000), $(212,000), and $(2,000), respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were (0.05)%, (0.03)%, and (0.04)%, respectively.

B. SUBADVISORY ARRANGEMENT(s) - The Manager has entered into Investment Subadvisory Agreements with Brandes Investment Partners, L.P. (Brandes), Lazard Asset Management (Lazard), and Victory Capital Management Inc. (Victory), under which Brandes, Lazard, and Victory direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Brandes a subadvisory fee in the annual amount of 0.75% for assets up to $300 million; 0.70% for assets over $300 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average net assets that Brandes manages. For the year ended May 31, 2015, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Brandes, of $1,412,000.

    The Manager (not the Fund) pays Lazard a subadvisory fee in the annual amount of 0.75% for assets up to $200 million; 0.70% for assets over $200 million up to $400 million; 0.65% for assets over $400 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average net assets that Lazard manages. For the year ended

================================================================================

46  | USAA EMERGING MARKETS FUND

================================================================================

    May 31, 2015, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Lazard, of $5,409,000.

    The Manager (not the Fund) pays Victory a subadvisory fee in the annual amount of 0.85% for assets up to $50 million; 0.75% for assets over $50 million up to $150 million; and 0.70% for assets over $150 million on the portion of the Fund's average net assets that Victory manages. For the year ended May 31, 2015, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Victory, of $1,474,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended May 31, 2015, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $737,000, $687,000, and $7,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2015, the Fund reimbursed the Manager $33,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through October 1, 2015, to limit the total annual operating expenses of the Adviser Shares to 1.75% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2015, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. Prior to October 1, 2014, the Adviser Shares' expense limitation was 2.00% of average net assets. For

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    the year ended May 31, 2015, the Adviser Shares incurred reimbursable expenses of $7,000, of which $5,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2015, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,363,000, $687,000, and less than $500, respectively.

F. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2015, the Adviser Shares incurred distribution and service (12b-1) fees of $12,000.

G. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

================================================================================

48  | USAA EMERGING MARKETS FUND

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 17 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of May 31, 2015, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
USAA Cornerstone Conservative                                           0.3
USAA Cornerstone Equity                                                 0.9
USAA Target Retirement Income                                           0.8
USAA Target Retirement 2020                                             1.8
USAA Target Retirement 2030                                             5.0
USAA Target Retirement 2040                                             6.2
USAA Target Retirement 2050                                             3.5
USAA Target Retirement 2060                                             0.2

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2015, USAA and its affiliates owned 271,000 shares which represent 97.6% of the Adviser Shares and 0.4% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MAY 31,
                                    ---------------------------------------------------------------------
                                        2015            2014           2013         2012             2011
                                    ---------------------------------------------------------------------
Net asset value at
 beginning of period                $  18.14        $  17.44       $  15.45     $  21.57         $  17.20
                                    ---------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                   .08             .14            .17(b)       .15              .13
 Net realized and
   unrealized gain (loss)              (1.52)            .65           1.96(b)     (5.57)            4.37
                                    ---------------------------------------------------------------------
Total from investment
 operations                            (1.44)            .79           2.13(b)     (5.42)            4.50
                                    ---------------------------------------------------------------------
Less distributions from:
 Net investment income                  (.24)           (.09)          (.14)        (.14)            (.13)
 Realized capital gains                    -               -              -         (.56)               -
                                    ---------------------------------------------------------------------
Total distributions                     (.24)           (.09)          (.14)        (.70)            (.13)
                                    ---------------------------------------------------------------------
Net asset value at
 end of period                      $  16.46        $  18.14       $  17.44     $  15.45         $  21.57
                                    =====================================================================
Total return (%)*                      (7.84)           4.56          13.78       (25.21)           26.19
Net assets at
 end of period (000)                $500,510        $503,052       $476,735     $670,698         $821,004
Ratios to average
 net assets:**
 Expenses (%)(a)                        1.50            1.50           1.58         1.58             1.59
 Net investment income (%)               .71             .83           1.00         1.06              .68
Portfolio turnover (%)                    46              48            148(c)        72               66

 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**  For the year ended May 31, 2015, average net assets were $491,062,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Calculated using average shares.
(c) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================

50  | USAA EMERGING MARKETS FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED MAY 31,
                                    ---------------------------------------------------------------------
                                        2015            2014           2013         2012             2011
                                    ---------------------------------------------------------------------
Net asset value at
 beginning of period                $  18.10        $  17.41       $  15.45     $  21.60         $  17.22
                                    ---------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                   .13             .18            .20(a)       .20              .22
 Net realized and
   unrealized gain (loss)              (1.53)            .65           1.99(a)     (5.58)            4.37
                                    ---------------------------------------------------------------------
Total from investment
 operations                            (1.40)            .83           2.19(a)     (5.38)            4.59
                                    ---------------------------------------------------------------------
Less distributions from:
 Net investment income                  (.28)           (.14)          (.23)        (.21)            (.21)
 Realized capital gains                    -               -              -         (.56)               -
                                    ---------------------------------------------------------------------
Total distributions                     (.28)           (.14)          (.23)        (.77)            (.21)
                                    ---------------------------------------------------------------------
Net asset value at
 end of period                      $  16.42        $  18.10       $  17.41     $  15.45         $  21.60
                                    =====================================================================
Total return (%)*                      (7.64)           4.82          14.18       (25.01)           26.71
Net assets at
 end of period (000)                $637,007        $730,863       $540,580     $202,173         $185,493
Ratios to average
 net assets:**
 Expenses (%)(b)                        1.27            1.29           1.30         1.27             1.20(c)
 Expenses, excluding
   reimbursements (%)(b)                1.27            1.29           1.30         1.27             1.22
 Net investment income (%)               .93            1.03           1.19         1.40             1.13
Portfolio turnover (%)                    46              48            148(d)        72               66

 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
**  For the year ended May 31, 2015, average net assets were $686,759,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Prior to October 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.13% of the Institutional Shares' average net assets.
(d) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                            PERIOD ENDED
                                                    YEAR ENDED MAY 31,                          MAY 31,
                                    ---------------------------------------------------------------------
                                      2015            2014           2013          2012           2011***
                                    ---------------------------------------------------------------------
Net asset value at
 beginning of period                $18.08          $17.35         $15.40       $ 21.50            $19.22
                                    ---------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                 .05             .09            .11           .10               .03(a)
 Net realized and
   unrealized gain (loss)            (1.53)            .66           1.94         (5.57)             2.36(a)
                                    ---------------------------------------------------------------------
Total from investment
 operations                          (1.48)            .75           2.05         (5.47)             2.39(a)
                                    ---------------------------------------------------------------------
Less distributions from:
 Net investment income                (.20)           (.02)          (.10)         (.07)             (.11)
 Realized capital gains                  -               -              -          (.56)                -
                                    ---------------------------------------------------------------------
Total distributions                   (.20)           (.02)          (.10)         (.63)             (.11)
                                    ---------------------------------------------------------------------
Redemption fees added to
 beneficial interests                  .00(f)            -              -             -                 -
                                    ---------------------------------------------------------------------
Net asset value at
 end of period                      $16.40          $18.08         $17.35       $ 15.40            $21.50
                                    =====================================================================
Total return (%)*                    (8.09)           4.34          13.31        (25.53)            12.48
Net assets at
 end of period (000)                $4,560          $4,988         $4,784       $ 4,237            $5,919
Ratios to average
 net assets:**
 Expenses (%)(b)                      1.79(e)         1.77           2.00          2.00              2.00(c)
 Expenses, excluding
   reimbursements (%)(b)              1.95            1.77           2.04          2.16              2.26(c)
 Net investment income (%)             .41             .57            .55           .63               .16(c)
Portfolio turnover (%)                  46              48            148(d)         72                66

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2015, average net assets were $4,753,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.
(e) Prior to October 1, 2014, the Manager voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 2.00% of their annual average net assets.
(f) Represents less than $0.01 per share.

================================================================================

52  | USAA EMERGING MARKETS FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2014, through May 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                        BEGINNING               ENDING               DURING PERIOD*
                                      ACCOUNT VALUE          ACCOUNT VALUE         DECEMBER 1, 2014 -
                                     DECEMBER 1, 2014        MAY 31, 2015             MAY 31, 2015
                                 ---------------------------------------------------------------------
FUND SHARES
Actual                                 $1,000.00                $ 955.30                  $7.36

Hypothetical
 (5% return before expenses)            1,000.00                1,017.40                   7.59

INSTITUTIONAL SHARES
Actual                                  1,000.00                  957.00                   6.20

Hypothetical
 (5% return before expenses)            1,000.00                1,018.60                   6.39

ADVISER SHARES
Actual                                  1,000.00                  954.50                   8.53

Hypothetical
 (5% return before expenses)            1,000.00                1,016.21                   8.80

*Expenses are equal to the annualized expense ratio of 1.51% for Fund Shares, 1.27% for Institutional Shares, and 1.75% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (4.47)% for Fund Shares, (4.30)% for Institutional Shares, and (4.55)% for Adviser Shares for the six- month period of December 1, 2014, through May 31, 2015.

================================================================================

54  | USAA EMERGING MARKETS FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2015

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements between the Manager and the Subadvisers with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

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56  | USAA EMERGING MARKETS FUND

================================================================================

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of each Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratio of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

above the median of its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and its expense universe. The Board took into account management's discussion the Fund's expenses, The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under each Subadvisory Agreement relating to the Fund are paid by the Manager. The Board also considered and discussed information about the Subadvisers' fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2014. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, and five-year periods ended December 31, 2014. The Board also took into account management's discussion of the Fund's performance, as well as management's continued monitoring of the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for

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58  | USAA EMERGING MARKETS FUND

================================================================================

the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund.
This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fact that the Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular

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60  | USAA EMERGING MARKETS FUND

================================================================================

telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of each Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that each Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2014, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

62  | USAA EMERGING MARKETS FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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64  | USAA EMERGING MARKETS FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over one year of experience as a Board Member of the USAA family of funds.
Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

66  | USAA EMERGING MARKETS FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
   (9) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
   (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

68  | USAA EMERGING MARKETS FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13).
Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

70  | USAA EMERGING MARKETS FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or
(210) 531-8722; (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

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   25558-0715                                (C)2015, USAA. All rights reserved.

   [LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA GOVERNMENT SECURITIES FUND]

 ==============================================================

       ANNUAL REPORT
       USAA GOVERNMENT SECURITIES FUND
       FUND SHARES o ADVISER SHARES
       MAY 31, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE STRENGTH OF THE STOCK AND BOND
MARKETS DURING THE REPORTING PERIOD GAVE            [PHOTO OF BROOKS ENGLEHARDT]
INVESTORS THE OPPORTUNITY TO FORTIFY THEIR
FINANCIAL FOUNDATION."

--------------------------------------------------------------------------------

JULY 2015

Global monetary policy was a key theme during the one-year reporting period ended May 31, 2015, with divergence among central banks driving the performance of the global financial markets. In the first half of the reporting period, the United States was the place to be as stocks posted strong gains on the back of the Federal Reserve's (the Fed) Quantitative Easing (QE) program and ongoing commitment to low interest rates. Market leadership changed in the second half of the reporting period after the Fed concluded its QE asset purchases and stated that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies as global central banks took a different approach than the Fed by, continuing to take aggressive steps, such as - cutting interest rates and boosting stimulus measures to shore up their sagging economies. The Bank of Japan expanded its existing QE program, while the European Central Bank launched its own. By the end of the reporting period, the stimulus measures appeared to be having their desired effect. Japan's economy, though still fragile, rebounded from recession. In Europe, evidence of a modest economic recovery emerged.

The divergence in global monetary policy approaches also had a major impact on currencies. The U.S. dollar strengthened during the reporting period, appreciating significantly compared to most other global currencies. This appears likely to benefit American consumers, who will experience increased buying power when traveling overseas or buying imported goods. However, the strength of the U.S. dollar made it more difficult for American companies to compete overseas. At the same time, inflation pressures eased, with the drop in energy prices as a prime example. Oil and natural gas prices fell sharply during the reporting period, while the prices of copper and agricultural commodities also declined. Gold prices declined, but held up relatively well in comparison to such other commodities.

================================================================================

================================================================================

In the bond markets, interest rates fell, especially on the long end of the yield curve. As a result, longer maturity bonds, such as 30-year U.S. Treasury securities, recorded the highest bond market returns of the reporting period overall. Although short-term interest rates edged up during the first half of the reporting period in anticipation of a Fed interest rate increase, they fell back after the Fed - in response to weaker U.S. economic data - said it would continue monitoring conditions before determining when it might be appropriate to raise the federal funds rate. At USAA Investments, we believe the Fed wants to return to a more normal interest rate environment, but we continue to hold to our long-held view that the timing and pace of interest rate increases will be data dependent and slower than many market participants currently expect. In addition, we believe that any potential increase will not be, in itself, a harbinger of more dramatic action. (It is important to note that as the reporting period ended, volatility in the global fixed-income markets increased, starting in Europe where Greece and its debt problems once again took center stage.)

The strength of the stock and bond markets during the reporting period gave investors the opportunity to fortify their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security - and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next.

On behalf of all of us at USAA Investments, thank you for allowing us to serve your investment needs. We will continue providing you with our best advice, superior service, and a wide variety of investment options.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                             13

    Report of Independent Registered Public Accounting Firm                   14

    Portfolio of Investments                                                  15

    Notes to Portfolio of Investments                                         21

    Financial Statements                                                      24

    Notes to Financial Statements                                             27

EXPENSE EXAMPLE                                                               42

ADVISORY AGREEMENT(S)                                                         44

TRUSTEES' AND OFFICERS' INFORMATION                                           49

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

207214-0715

================================================================================

================================================================================

FUND OBJECTIVE

The USAA GOVERNMENT SECURITIES FUND (THE FUND) PROVIDES INVESTORS A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRESERVATION OF PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in government securities, including, but not limited to U.S. Treasury bills, notes, and bonds; Treasury Inflation Protected Securities (TIPS); Mortgage-Backed Securities (MBS) backed by the Government National Mortgage Association (Ginnie Mae, also known as
GNMA), Fannie Mae, and Freddie Mac; U.S. government agency collateralized mortgage obligations; and securities issued by U.S. government agencies and instrumentalities, supported by the credit of the issuing agency, instrumentality or corporation (which are neither issued nor guaranteed by the U.S. Treasury), including but not limited to Fannie Mae, Freddie Mac, Federal Housing Administration, Department of Housing and Urban Development, Export-Import Bank, Farmer's Home Administration, General Services Administration, Maritime Administration, Small Business Administration, and repurchase agreements collateralized by such investments. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF DONNA J. BAGGERLY]                           [PHOTO OF R. NEAL GRAVES]
DONNA J. BAGGERLY, CFA                                 R. NEAL GRAVES, CFA, CPA
USAA Asset                                             USAA Asset
Management Company                                     Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Although longer-term interest rates fluctuated, they ended the reporting period May 31, 2015 lower than they started. At the beginning of the reporting period, longer-term interest rates were relatively flat as the Federal Reserve (the Fed) continued reducing its quantitative easing (QE) asset purchases. (Through its QE program, the Fed had been buying U.S. Treasury securities and mortgage-backed securities in an effort to reduce borrowing costs and boost economic growth.) In September 2014, longer-term interest rates surged on news of improving U.S. economic data, but then fell back later in the month. They fell further in October 2014, even as the Fed ended its QE program, with global economic weakness and geopolitical tensions driving a flight to quality assets. Longer-term interest rates continued to decline through the end of January 2015. Worries about Greece's willingness to meet its debt obligations, declining oil prices, and the West Coast port strike weighed heavily on investor sentiment. In February 2015, interest rates trended higher but fell for a time during March and April 2015 after the Fed dropped its pledge to remain "patient" about raising short-term interest rates. In May 2015, longer-term interest rates rose as improvement in U.S. economic data increased anxiety about the timing of a short-term interest rate increase. For the reporting period as a whole, the yield on a 10-year U.S. Treasury fell from 2.48% on May 30, 2014, to 2.12% on May 29, 2015. As interest rates declined, bond prices (which move in the opposite direction of interest rates) increased.

================================================================================

2  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    Residential mortgage interest rates, which generally are tied to the 10-year U.S. Treasury yield, also fluctuated during the reporting period. The interest rate on a 15-year mortgage began the reporting period at 3.21%, reached a high of 3.37% in mid-September 2014, fell to a low of 2.92% in early February 2015, and then rose to close the reporting period at 3.11%. The interest rate on a 30-year mortgage began the reporting period at 4.12%, reached a high of 4.23% in mid-September 2014, fell to a low of 3.59% in early February 2015, and then rose to end the reporting period at 3.87%. Because mortgage interest rates remained relatively stable, homeowners continued to find it less advantageous to refinance their mortgages, increasing extension risk. Extension risk is the risk that mortgage prepayments will decelerate, causing the average life of a mortgage to lengthen - or, extend - and become more sensitive to upward interest rate movement. In early 2015, the FHA cut mortgage insurance premiums and many homeowners refinanced in order to obtain the lower interest rate. As a result, prepayments increased on Ginnie Mae mortgage-backed securities, leading them to underperform Freddie Mac and Fannie Mae mortgage-backed securities during the reporting period.

o HOW DID THE USAA GOVERNMENT SECURITIES FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended May 31, 2015, the Fund Shares and Adviser Shares had a total return of 2.78% and 2.58%, respectively. This compares to a total return of 2.64% for the Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index and 2.41% for the Lipper Intermediate U.S. Government Funds Index.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o   HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?

    Because interest rates fell during the reporting period and because of continued uncertainty about when interest rates might rise, we continued to reduce the Fund's exposure to prepayment risk and extension risk. To accomplish this task, we purchased shorter-term taxable municipal bonds that are non-callable, providing the Fund with a measure of stability if interest rates fall further. In addition, we bought an asset-backed security (ABS), which is collateralized by student loans guaranteed by the federal government under the Federal Family Education Loan Program (FFELP). Because the interest rate paid by the student loan ABS adjusts periodically, we expect the investment to perform well when short-term interest rates begin to rise.

    During the reporting period, the Fund benefited from its holdings of longer-duration securities, including commercial mortgage-backed securities. The Fund also benefited this reporting period from the high coupon income generated by its legacy holdings of Ginnie Mae mortgage-backed securities.

    Thank you for allowing us to help you manage your investments.

    While the value of the USAA Government Securities Fund Shares and Adviser Shares are not guaranteed by the U.S. government, the Fund endeavors to maintain low-to-moderate fluctuation of share price.

    Fund and Adviser Shares of the USAA Government Securities Fund are not individually backed by the full faith and credit of the U.S. government. o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

    You will find a complete list of securities that the Fund owns on pages
    15-20.

================================================================================

4  | USAA GOVERNMENT SECURITIES FUND

================================================================================

INVESTMENT OVERVIEW

USAA GOVERNMENT SECURITIES FUND SHARES (FUND SHARES) (Ticker Symbol: USGNX)

--------------------------------------------------------------------------------
                                    5/31/15                   5/31/14
--------------------------------------------------------------------------------
Net Assets                      $435.4 Million             $451.7 Million
Net Asset Value Per Share           $10.04                     $10.02

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15
--------------------------------------------------------------------------------
    1 YEAR                      5 YEARS                           10 YEARS
    2.78%                        2.73%                              4.12%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 5/31/15           EXPENSE RATIO AS OF 5/31/14**
--------------------------------------------------------------------------------
               2.52%                                     0.47%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED MAY 31, 2015

--------------------------------------------------------------------------------
                TOTAL RETURN     =     DIVIDEND RETURN       +      PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS          4.12%          =         3.84%             +          0.28%
5 YEARS           2.73%          =         3.03%             +         -0.30%
1 YEAR            2.78%          =         2.58%             +          0.20%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE 10-YEAR PERIOD ENDED MAY 31, 2015

       [CHART OF ANNUAL TOTAL RETURN, DIVIDEND RETURN AND CHANGE IN SHARE PRICE]

-------------------------------------------------------------------------------
                 TOTAL RETURN       DIVIDEND RETURN       CHANGE IN SHARE PRICE
-------------------------------------------------------------------------------
5/31/2006           0.40%                4.91%                  -4.51%
5/31/2007           6.25                 4.86                    1.39
5/31/2008           6.94                 4.93                    2.01
5/31/2009           8.05                 4.63                    3.42
5/31/2010           6.15                 3.94                    2.21
5/31/2011           4.93                 3.85                    1.08
5/31/2012           4.24                 3.27                    0.97
5/31/2013          -0.36                 2.72                   -3.08
5/31/2014           2.20                 2.80                   -0.60
5/31/2015           2.78                 2.58                    0.20

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA GOVERNMENT SECURITIES FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                        LIPPER INTERMEDIATE
                             USAA GOVERNMENT           U.S. GOVERNMENT FUNDS
                         SECURITIES FUND SHARES            INDEX AVERAGE
5/31/2006                         5.15%                        3.91%
5/31/2007                         4.70                         4.20
5/31/2008                         4.71                         4.10
5/31/2009                         4.29                         3.69
5/31/2010                         3.74                         2.92
5/31/2011                         3.72                         2.43
5/31/2012                         3.19                         1.99
5/31/2013                         2.84                         1.70
5/31/2014                         2.76                         1.56
5/31/2015                         2.54                         1.31

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 5/31/06 to 5/31/15.

The Lipper Intermediate U.S. Government Funds Index Average is an average performance level of all intermediate U.S. government funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    LIPPER          BARCLAYS U.S. AGGREGATE
                 INTERMEDIATE       GOVERNMENT INTERMEDIATE     USAA GOVERNMENT
                U.S. GOVERNMENT        & MORTGAGE-BACKED          SECURITIES
                  FUNDS INDEX           SECURITIES INDEX          FUND SHARES
05/31/05          $10,000.00              $10,000.00              $10,000.00
06/30/05           10,040.83               10,034.64               10,020.57
07/31/05            9,956.69                9,967.94                9,989.72
08/31/05           10,072.03               10,066.70               10,072.45
09/30/05           10,027.57               10,002.07               10,023.25
10/31/05            9,924.14                9,945.19                9,979.40
11/30/05            9,956.68                9,981.38               10,000.88
12/31/05           10,033.89               10,062.05               10,119.06
01/31/06           10,038.66               10,079.63               10,148.10
02/28/06           10,057.59               10,105.49               10,158.31
03/31/06            9,985.84               10,044.99               10,107.45
04/30/06            9,974.56               10,049.64               10,061.77
05/31/06            9,972.87               10,040.33               10,040.18
06/30/06            9,988.79               10,059.47               10,038.88
07/31/06           10,100.64               10,185.64               10,173.64
08/31/06           10,227.43               10,318.01               10,311.66
09/30/06           10,304.57               10,391.44               10,385.82
10/31/06           10,359.60               10,454.52               10,457.47
11/30/06           10,461.42               10,557.94               10,553.13
12/31/06           10,405.66               10,523.81               10,541.32
01/31/07           10,401.20               10,527.95               10,535.28
02/28/07           10,544.81               10,658.77               10,665.81
03/31/07           10,560.16               10,686.70               10,675.29
04/30/07           10,609.60               10,736.85               10,726.99
05/31/07           10,517.13               10,675.32               10,667.68
06/30/07           10,493.88               10,656.19               10,610.30
07/31/07           10,613.69               10,753.40               10,686.19
08/31/07           10,753.11               10,890.43               10,813.09
09/30/07           10,830.68               10,970.25               10,875.07
10/31/07           10,910.39               11,062.38               10,975.99
11/30/07           11,178.07               11,285.91               11,196.48
12/31/07           11,170.76               11,319.51               11,204.57
01/31/08           11,434.44               11,552.04               11,398.49
02/29/08           11,492.17               11,604.32               11,456.94
03/31/08           11,515.74               11,672.08               11,497.90
04/30/08           11,443.79               11,615.20               11,482.81
05/31/08           11,316.54               11,536.26               11,409.88
06/30/08           11,347.75               11,550.47               11,416.35
07/31/08           11,331.86               11,565.81               11,412.41
08/31/08           11,432.27               11,687.62               11,517.12
09/30/08           11,424.22               11,763.01               11,591.66
10/31/08           11,304.96               11,692.13               11,445.99
11/30/08           11,744.61               12,127.37               11,824.97
12/31/08           12,079.72               12,360.01               12,015.70
01/31/09           11,945.36               12,307.77               12,022.34
02/28/09           12,081.08               12,339.15               12,102.24
03/31/09           12,165.54               12,512.16               12,279.80
04/30/09           12,064.65               12,492.06               12,297.45
05/31/09           12,157.57               12,487.13               12,326.32
06/30/09           12,059.57               12,480.51               12,330.85
07/31/09           12,116.11               12,561.24               12,448.86
08/31/09           12,414.68               12,643.28               12,535.65
09/30/09           12,480.07               12,730.99               12,600.44
10/31/09           12,583.81               12,793.87               12,678.01
11/30/09           12,697.71               12,954.47               12,808.01
12/31/09           12,472.00               12,746.52               12,673.31
01/31/10           12,675.65               12,914.34               12,808.21
02/28/10           12,699.01               12,952.39               12,833.53
03/31/10           12,704.45               12,917.24               12,846.50
04/30/10           12,851.61               13,001.99               12,928.93
05/31/10           12,983.69               13,151.88               13,084.03
06/30/10           13,196.14               13,312.63               13,202.61
07/31/10           13,311.67               13,419.17               13,323.43
08/31/10           13,515.15               13,504.64               13,325.27
09/30/10           13,540.66               13,498.58               13,289.11
10/31/10           13,581.97               13,587.78               13,420.67
11/30/10           13,494.70               13,534.38               13,408.60
12/31/10           13,286.28               13,403.65               13,360.24
01/31/11           13,292.48               13,426.98               13,371.71
02/28/11           13,294.03               13,427.14               13,413.66
03/31/11           13,301.38               13,442.28               13,428.39
04/30/11           13,454.80               13,582.14               13,576.96
05/31/11           13,641.00               13,733.41               13,723.27
06/30/11           13,606.14               13,734.95               13,737.64
07/31/11           13,817.43               13,888.09               13,843.99
08/31/11           14,094.74               14,087.06               14,004.21
09/30/11           14,226.71               14,117.03               14,004.76
10/31/11           14,175.87               14,104.18               14,026.27
11/30/11           14,214.29               14,140.61               14,077.18
12/31/11           14,342.38               14,227.12               14,156.37
01/31/12           14,441.30               14,292.97               14,176.08
02/29/12           14,390.88               14,267.14               14,171.35
03/31/12           14,306.07               14,236.57               14,192.25
04/30/12           14,481.65               14,348.38               14,267.65
05/31/12           14,645.46               14,420.82               14,305.70
06/30/12           14,623.97               14,418.52               14,315.07
07/31/12           14,765.01               14,517.83               14,417.79
08/31/12           14,780.27               14,529.02               14,428.63
09/30/12           14,783.17               14,541.69               14,458.73
10/31/12           14,766.24               14,518.07               14,423.05
11/30/12           14,814.17               14,535.79               14,430.55
12/31/12           14,769.84               14,530.54               14,432.13
01/31/13           14,681.81               14,467.39               14,379.14
02/28/13           14,752.29               14,522.10               14,425.71
03/31/13           14,758.58               14,539.01               14,430.26
04/30/13           14,855.14               14,608.92               14,476.78
05/31/13           14,620.04               14,427.28               14,254.55
06/30/13           14,413.28               14,301.21               14,131.30
07/31/13           14,406.36               14,304.63               14,079.15
08/31/13           14,328.78               14,251.06               14,055.28
09/30/13           14,458.88               14,398.71               14,188.14
10/31/13           14,531.76               14,472.49               14,264.23
11/30/13           14,499.04               14,428.44               14,255.74
12/31/13           14,384.31               14,338.54               14,188.37
01/31/14           14,573.95               14,504.90               14,364.43
02/28/14           14,613.88               14,544.09               14,426.86
03/31/14           14,572.10               14,491.78               14,373.26
04/30/14           14,655.51               14,581.50               14,463.59
05/31/14           14,767.29               14,714.17               14,568.84
06/30/14           14,768.69               14,721.82               14,586.44
07/31/14           14,734.29               14,661.81               14,530.73
08/31/14           14,834.03               14,773.44               14,649.68
09/30/14           14,785.28               14,735.30               14,623.47
10/31/14           14,881.48               14,856.66               14,715.03
11/30/14           14,972.82               14,941.81               14,790.22
12/31/14           14,971.18               14,931.39               14,776.79
01/31/15           15,252.70               15,118.23               14,925.44
02/28/15           15,097.66               15,036.28               14,897.33
03/31/15           15,178.14               15,104.84               14,973.09
04/30/15           15,150.12               15,100.24               14,958.76
05/31/15           15,122.53               15,102.85               14,973.77

                                 [END CHART]

                        Data from 5/31/05 to 5/31/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Government Securities Fund Shares to the following benchmarks:

o The unmanaged Lipper Intermediate U.S. Government Funds Index is considered representative of intermediate U.S. government funds.

o The unmanaged Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index consists of intermediate U.S. Treasury and Agency unsecured notes and securities backed by pools of mortgages issued by U.S. Government Agencies, GNMA, Fannie Mae, or Freddie Mac.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

8  | USAA GOVERNMENT SECURITIES FUND

================================================================================

USAA GOVERNMENT SECURITIES FUND ADVISER SHARES
(ADVISER SHARES) (Ticker Symbol: UAGNX)

--------------------------------------------------------------------------------
                                             5/31/15                5/31/14
--------------------------------------------------------------------------------
Net Assets (in Millions)                  $5.1 Million           $5.2 Million
Net Asset Value Per Share                    $10.04                 $10.01

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15
--------------------------------------------------------------------------------
    1 YEAR                                           SINCE INCEPTION 8/01/10
    2.58%                                                     2.03%

--------------------------------------------------------------------------------
                         30-DAY SEC YIELD AS OF 5/31/15*
--------------------------------------------------------------------------------
    UNSUBSIDIZED            2.19%              SUBSIDIZED           2.28%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 5/31/14**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        0.84%           AFTER REIMBURSEMENT       0.75%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2014, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2015, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.75% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2015.
These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Prior to October 1, 2014, the Adviser Shares' expense limitation was 0.90% of average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                           USAA GOVERNMENT                 LIPPER INTERMEDIATE
                           SECURITIES FUND                U.S. GOVERNMENT FUNDS
                            ADVISER SHARES                    INDEX AVERAGE
05/31/12                        2.70%                             1.99%
05/31/13                        2.84                              1.70
05/31/14                        2.40                              1.56
05/31/15                        2.26                              1.31

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 5/31/12 to 5/31/15.

The Lipper Intermediate U.S. Government Funds Index Average is an average performance level of all intermediate U.S. government funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

10  | USAA GOVERNMENT SECURITIES FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                      BARCLAYS U.S. AGGREGATE
              LIPPER INTERMEDIATE     GOVERNMENT INTERMEDIATE      USAA GOVERNMENT
                U.S. GOVERNMENT          & MORTGAGE-BACKED         SECURITIES FUND
                  FUNDS INDEX             SECURITIES INDEX          ADVISER SHARES
07/31/10           $10,000.00               $10,000.00               $10,000.00
08/31/10            10,152.86                10,063.69                10,006.39
09/30/10            10,172.02                10,059.17                 9,975.26
10/31/10            10,203.06                10,125.65                10,060.12
11/30/10            10,137.50                10,085.86                10,056.88
12/31/10             9,980.93                 9,988.44                10,006.51
01/31/11             9,985.59                10,005.82                10,011.35
02/28/11             9,986.75                10,005.94                10,049.04
03/31/11             9,992.27                10,017.22                10,056.04
04/30/11            10,107.52                10,121.45                10,153.21
05/31/11            10,247.41                10,234.18                10,258.35
06/30/11            10,221.22                10,235.32                10,274.98
07/31/11            10,379.94                10,349.44                10,350.32
08/31/11            10,588.26                10,497.72                10,465.83
09/30/11            10,687.40                10,520.05                10,451.75
10/31/11            10,649.21                10,510.47                10,473.71
11/30/11            10,678.07                10,537.62                10,507.48
12/31/11            10,774.29                10,602.09                10,561.89
01/31/12            10,848.61                10,651.16                10,562.30
02/29/12            10,810.73                10,631.91                10,564.77
03/31/12            10,747.02                10,609.13                10,575.77
04/30/12            10,878.91                10,692.45                10,627.78
05/31/12            11,001.98                10,746.43                10,652.08
06/30/12            10,985.83                10,744.72                10,644.34
07/31/12            11,091.78                10,818.72                10,716.39
08/31/12            11,103.25                10,827.06                10,729.75
09/30/12            11,105.42                10,836.50                10,748.14
10/31/12            11,092.71                10,818.90                10,706.73
11/30/12            11,128.71                10,832.11                10,707.96
12/31/12            11,095.41                10,828.19                10,715.26
01/31/13            11,029.28                10,781.13                10,671.59
02/28/13            11,082.23                10,821.91                10,702.24
03/31/13            11,086.95                10,834.51                10,690.88
04/30/13            11,159.49                10,886.60                10,721.07
05/31/13            10,982.88                10,751.25                10,551.70
06/30/13            10,827.55                10,657.30                10,466.68
07/31/13            10,822.36                10,659.85                10,423.85
08/31/13            10,764.08                10,619.93                10,402.02
09/30/13            10,861.81                10,729.96                10,496.66
10/31/13            10,916.56                10,784.94                10,549.12
11/30/13            10,891.98                10,752.11                10,539.03
12/31/13            10,805.79                10,685.12                10,474.85
01/31/14            10,948.25                10,809.09                10,611.95
02/28/14            10,978.25                10,838.30                10,656.61
03/31/14            10,946.86                10,799.32                10,605.06
04/30/14            11,009.52                10,866.17                10,670.78
05/31/14            11,093.49                10,965.04                10,745.36
06/30/14            11,094.55                10,970.74                10,754.16
07/31/14            11,068.71                10,926.02                10,720.20
08/31/14            11,143.63                11,009.21                10,793.59
09/30/14            11,107.01                10,980.78                10,781.59
10/31/14            11,179.27                11,071.22                10,847.04
11/30/14            11,247.89                11,134.67                10,889.61
12/31/14            11,246.66                11,126.91                10,877.63
01/31/15            11,458.14                11,266.15                10,985.06
02/28/15            11,341.68                11,205.08                10,973.02
03/31/15            11,402.13                11,256.17                11,026.18
04/30/15            11,381.09                11,252.74                11,013.06
05/31/15            11,360.36                11,254.69                11,021.89

                                  [END CHART]

                     Data from 7/31/10 to 5/31/15.*

                     See page 8 for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Lipper Intermediate U.S. Government Funds Index and Barclays U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                         o ASSET ALLOCATION - 5/31/15 o

                         [PIE CHART OF ASSET ALLOCATION]

30-YEAR FIXED-RATE SINGLE-FAMILY MORTGAGES*                                54.5%
COMMERCIAL MORTGAGE-BACKED SECURITIES                                      16.2%
COLLATERALIZED MORTGAGE OBLIGATION                                          9.1%
U.S. TREASURY SECURITIES-NOTES                                              8.5%
15-YEAR FIXED-RATE SINGLE-FAMILY MORTGAGES*                                 6.4%
MUNICIPAL BONDS                                                             2.3%
MONEY MARKET INSTRUMENTS                                                    1.7%
ASSET-BACKED SECURITIES                                                     1.2%

                             [END CHART]

* Combined in the portfolio of investments under mortgage-backed pass-through securities, single-family.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 15-20.

================================================================================

12  | USAA GOVERNMENT SECURITIES FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2015:

                               QUALIFIED INTEREST
                                     INCOME
                               ------------------
                                   $11,248,000
                               ------------------

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  13

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GOVERNMENT SECURITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Government Securities Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of
May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Government Securities Fund at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 20, 2015

================================================================================

14  | USAA GOVERNMENT SECURITIES FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2015

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                             COUPON                       VALUE
(000)       SECURITY                                                RATE       MATURITY         (000)
-----------------------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES (1.2%)

            ASSET-BACKED FINANCING (1.2%)
$  5,537    Nelnet Student Loan Trust (cost: $5,107)                0.52%(a)   6/25/2041     $  5,072
                                                                                             --------

            U.S. GOVERNMENT AGENCY ISSUES (86.2%)(b)

            MORTGAGE-BACKED PASS-THROUGH SECURITIES, SINGLE-FAMILY (60.9%)
      18    Fannie Mae(+)                                           6.50      10/01/2016           18
      77    Fannie Mae(+)                                           6.50      12/01/2016           79
      42    Fannie Mae(+)                                           6.00       2/01/2017           42
   3,683    Fannie Mae(+)                                           3.50       5/01/2021        3,909
   5,128    Fannie Mae(+)                                           3.00       2/01/2027        5,369
   8,529    Fannie Mae(+)                                           3.00       2/01/2027        8,928
   1,585    Fannie Mae(+)                                           5.00      12/01/2035        1,766
     642    Fannie Mae(+)                                           5.50      11/01/2037          726
   1,064    Fannie Mae(+)                                           6.00       5/01/2038        1,217
   3,908    Fannie Mae(+)                                           4.00       8/01/2039        4,176
   6,062    Fannie Mae(+)                                           3.50       1/01/2042        6,349
   9,900    Fannie Mae(+)                                           3.50       5/01/2042       10,365
     269    Freddie Mac(+)                                          5.00       1/01/2021          285
   1,146    Freddie Mac(+)                                          5.50      12/01/2035        1,301
   3,359    Freddie Mac(+)                                          4.00       9/01/2040        3,591
   9,564    Freddie Mac(+)                                          3.50       5/01/2042       10,000
   7,397    Freddie Mac(+)                                          3.00       6/01/2042        7,507
     255    Government National Mortgage Assn. I                    6.00      12/15/2016          262
     511    Government National Mortgage Assn. I                    5.50      12/15/2018          535
      16    Government National Mortgage Assn. I                    8.50       6/15/2021           17
      20    Government National Mortgage Assn. I                    9.00       7/15/2021           20
       7    Government National Mortgage Assn. I                    8.50       7/15/2022            7
     776    Government National Mortgage Assn. I                    6.00       8/15/2022          851
      63    Government National Mortgage Assn. I                    8.00       6/15/2023           71
   1,344    Government National Mortgage Assn. I                    4.50       5/15/2024        1,452
   1,895    Government National Mortgage Assn. I                    4.50       9/15/2024        2,048
   1,439    Government National Mortgage Assn. I                    4.50       9/15/2024        1,555
   1,254    Government National Mortgage Assn. I                    4.50      10/15/2024        1,331
   1,430    Government National Mortgage Assn. I                    4.50      10/15/2024        1,546
      59    Government National Mortgage Assn. I                    7.00       4/15/2027           61
     252    Government National Mortgage Assn. I                    7.00       5/15/2027          300

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                             COUPON                       VALUE
(000)       SECURITY                                                RATE       MATURITY         (000)
-----------------------------------------------------------------------------------------------------
$    135    Government National Mortgage Assn. I                    8.00%      5/15/2027     $    148
     125    Government National Mortgage Assn. I                    7.50       2/15/2028          149
     552    Government National Mortgage Assn. I                    6.00       4/15/2028          648
     142    Government National Mortgage Assn. I                    6.50       5/15/2028          162
      86    Government National Mortgage Assn. I                    6.50       5/15/2028           99
      11    Government National Mortgage Assn. I                    6.75       5/15/2028           12
      51    Government National Mortgage Assn. I                    7.00       6/15/2028           52
     144    Government National Mortgage Assn. I                    6.50       7/15/2028          171
      26    Government National Mortgage Assn. I                    7.00       7/15/2028           28
      63    Government National Mortgage Assn. I                    7.00       8/15/2028           68
      52    Government National Mortgage Assn. I                    7.00       8/15/2028           62
      57    Government National Mortgage Assn. I                    6.50       9/15/2028           65
      99    Government National Mortgage Assn. I                    7.00       9/15/2028          110
     118    Government National Mortgage Assn. I                    6.00      11/15/2028          136
     226    Government National Mortgage Assn. I                    6.50      11/15/2028          258
      18    Government National Mortgage Assn. I                    6.50       1/15/2029           21
      36    Government National Mortgage Assn. I                    6.50       1/15/2029           41
     201    Government National Mortgage Assn. I                    6.00       2/15/2029          230
      29    Government National Mortgage Assn. I                    7.50       3/15/2029           35
      50    Government National Mortgage Assn. I                    7.50       4/15/2029           57
     438    Government National Mortgage Assn. I                    7.00       5/15/2029          503
     497    Government National Mortgage Assn. I                    7.00       6/15/2029          564
     297    Government National Mortgage Assn. I                    6.00       7/15/2029          349
      22    Government National Mortgage Assn. I                    7.50      10/15/2029           23
     133    Government National Mortgage Assn. I                    7.50      10/15/2029          158
      85    Government National Mortgage Assn. I                    8.00       7/15/2030           91
      30    Government National Mortgage Assn. I                    8.00       9/15/2030           34
      24    Government National Mortgage Assn. I                    7.50      12/15/2030           27
      36    Government National Mortgage Assn. I                    7.50       1/15/2031           42
     453    Government National Mortgage Assn. I                    6.50       3/15/2031          525
     116    Government National Mortgage Assn. I                    7.00       8/15/2031          125
     119    Government National Mortgage Assn. I                    7.00       9/15/2031          145
     419    Government National Mortgage Assn. I                    6.50      10/15/2031          480
     124    Government National Mortgage Assn. I                    7.00      10/15/2031          143
      40    Government National Mortgage Assn. I                    7.50      11/15/2031           44
     287    Government National Mortgage Assn. I                    6.50       1/15/2032          330
     391    Government National Mortgage Assn. I                    6.00       5/15/2032          453
      59    Government National Mortgage Assn. I                    7.00       6/15/2032           68
     221    Government National Mortgage Assn. I                    7.00       7/15/2032          253
     510    Government National Mortgage Assn. I                    6.50       8/15/2032          584
   1,525    Government National Mortgage Assn. I                    6.50       9/15/2032        1,813
   1,446    Government National Mortgage Assn. I                    6.00       1/15/2033        1,696
     499    Government National Mortgage Assn. I                    6.00       2/15/2033          586

================================================================================

16  | USAA GOVERNMENT SECURITIES FUND

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                             COUPON                       VALUE
(000)       SECURITY                                                RATE       MATURITY         (000)
-----------------------------------------------------------------------------------------------------
$    417    Government National Mortgage Assn. I                    6.00%      7/15/2033     $    489
     420    Government National Mortgage Assn. I                    6.00       9/15/2033          493
   4,406    Government National Mortgage Assn. I                    5.50      10/15/2033        5,114
   1,867    Government National Mortgage Assn. I                    5.50      12/15/2033        2,149
     989    Government National Mortgage Assn. I                    5.50       7/15/2034        1,132
   2,287    Government National Mortgage Assn. I                    5.50      10/15/2035        2,621
     578    Government National Mortgage Assn. I                    6.00       3/15/2037          677
     469    Government National Mortgage Assn. I                    6.00       9/15/2037          533
   1,534    Government National Mortgage Assn. I                    5.50       3/15/2038        1,739
   2,327    Government National Mortgage Assn. I                    5.50       4/15/2038        2,673
   1,030    Government National Mortgage Assn. I                    6.00       5/15/2038        1,181
     973    Government National Mortgage Assn. I                    6.00       5/15/2038        1,130
     667    Government National Mortgage Assn. I                    6.00       9/15/2038          766
     937    Government National Mortgage Assn. I                    6.00      10/15/2038        1,076
   1,260    Government National Mortgage Assn. I                    6.00      12/15/2038        1,446
     993    Government National Mortgage Assn. I                    5.00       2/15/2039        1,109
   5,849    Government National Mortgage Assn. I                    5.50       6/15/2039        6,629
   8,638    Government National Mortgage Assn. I                    4.50       9/15/2039        9,546
   5,119    Government National Mortgage Assn. I                    4.50      11/15/2039        5,660
   7,394    Government National Mortgage Assn. I                    4.50      12/15/2039        8,176
  23,845    Government National Mortgage Assn. I                    4.50       2/15/2040       26,365
   4,903    Government National Mortgage Assn. I                    4.50       3/15/2040        5,379
   5,116    Government National Mortgage Assn. I                    4.50       6/15/2040        5,628
   2,529    Government National Mortgage Assn. I                    4.00       7/15/2040        2,721
   5,903    Government National Mortgage Assn. I                    4.50       7/15/2040        6,485
   2,844    Government National Mortgage Assn. I                    4.00       8/15/2040        3,090
   6,217    Government National Mortgage Assn. I                    4.00       9/15/2040        6,687
   5,778    Government National Mortgage Assn. I                    4.50       1/15/2041        6,352
      18    Government National Mortgage Assn. II                   8.00      12/20/2022           20
   3,319    Government National Mortgage Assn. II                   4.50       4/20/2024        3,596
     410    Government National Mortgage Assn. II                   8.00       8/20/2030          518
     408    Government National Mortgage Assn. II                   7.00       9/20/2030          501
     271    Government National Mortgage Assn. II                   6.00       3/20/2031          309
      81    Government National Mortgage Assn. II                   7.50       4/20/2031          102
     140    Government National Mortgage Assn. II                   6.50       5/20/2031          168
     109    Government National Mortgage Assn. II                   6.50       7/20/2031          128
     287    Government National Mortgage Assn. II                   6.50       8/20/2031          340
     451    Government National Mortgage Assn. II                   6.50       4/20/2032          545
     429    Government National Mortgage Assn. II                   6.50       6/20/2032          518
     663    Government National Mortgage Assn. II                   6.00       8/20/2032          773
     592    Government National Mortgage Assn. II                   6.00       9/20/2032          690
     571    Government National Mortgage Assn. II                   5.50       4/20/2033          656
   2,101    Government National Mortgage Assn. II                   5.00       5/20/2033        2,360

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                             COUPON                       VALUE
(000)       SECURITY                                                RATE       MATURITY         (000)
-----------------------------------------------------------------------------------------------------
$  2,626    Government National Mortgage Assn. II                   5.00%      7/20/2033     $  2,950
     601    Government National Mortgage Assn. II                   6.00      10/20/2033          704
     478    Government National Mortgage Assn. II                   6.00      12/20/2033          544
   1,932    Government National Mortgage Assn. II                   6.00       2/20/2034        2,264
   1,917    Government National Mortgage Assn. II                   5.50       3/20/2034        2,199
   1,847    Government National Mortgage Assn. II                   6.00       3/20/2034        2,164
   1,567    Government National Mortgage Assn. II                   5.00       6/20/2034        1,759
   1,311    Government National Mortgage Assn. II                   6.50       8/20/2034        1,598
   1,203    Government National Mortgage Assn. II                   6.00       9/20/2034        1,404
   3,337    Government National Mortgage Assn. II                   6.00      10/20/2034        3,865
     409    Government National Mortgage Assn. II                   6.00      11/20/2034          466
   7,115    Government National Mortgage Assn. II                   5.50       2/20/2035        8,162
   6,021    Government National Mortgage Assn. II                   5.50       4/20/2035        6,903
   3,026    Government National Mortgage Assn. II                   5.50       7/20/2035        3,471
   3,982    Government National Mortgage Assn. II                   5.00       9/20/2035        4,469
   1,258    Government National Mortgage Assn. II                   6.00       5/20/2036        1,434
   1,552    Government National Mortgage Assn. II                   5.50       1/20/2037        1,779
   1,177    Government National Mortgage Assn. II                   5.00       2/20/2037        1,298
   4,889    Government National Mortgage Assn. II                   4.00      11/20/2040        5,242
                                                                                             --------
                                                                                              268,217
                                                                                             --------
            COLLATERALIZED MORTGAGE OBLIGATIONS (9.1%)
   8,372    Fannie Mae(+)                                           1.50       7/25/2027        8,099
   3,526    Fannie Mae(+)                                           1.38       9/25/2027        3,442
   3,410    Fannie Mae(+)                                           1.50       9/25/2027        3,308
   3,271    Fannie Mae(+)                                           1.50       9/25/2027        3,148
   3,443    Fannie Mae(+)                                           1.50      10/25/2027        3,310
   1,036    Fannie Mae(+)                                           5.00      11/25/2032        1,066
   2,752    Fannie Mae(+)                                           0.48(a)    4/25/2035        2,759
   3,565    Fannie Mae(+)                                           0.48(a)    8/25/2037        3,582
   5,310    Freddie Mac(+)                                          2.00       9/15/2026        5,388
   2,188    Freddie Mac(+)                                          0.49(a)    3/15/2036        2,191
   3,717    Freddie Mac(+)                                          0.74(a)   10/15/2041        3,754
                                                                                             --------
                                                                                               40,047
                                                                                             --------
            COMMERCIAL MORTGAGE-BACKED SECURITIES (16.2%)
   8,708    Fannie Mae(+)                                           2.01       7/01/2019        8,848
   2,104    Fannie Mae(+)                                           2.05       7/01/2019        2,141
  22,399    Fannie Mae(+)                                           2.42      11/01/2022       22,686
   8,500    Freddie Mac(+)                                          2.22      12/25/2018        8,735
   4,599    Freddie Mac(+)                                          1.69       4/25/2022        4,604
   3,000    Freddie Mac(+)                                          2.36       7/25/2022        3,023
  10,000    Freddie Mac(+)                                          2.31       8/25/2022       10,039
   5,000    Freddie Mac(+)                                          2.51      11/25/2022        5,074

================================================================================

18  | USAA GOVERNMENT SECURITIES FUND

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                             COUPON                       VALUE
(000)       SECURITY                                                RATE       MATURITY         (000)
-----------------------------------------------------------------------------------------------------
$  3,000    Freddie Mac(+)                                          3.32%      2/25/2023     $  3,205
   3,000    Freddie Mac(+)                                          3.02       1/25/2025        3,101
                                                                                             --------
                                                                                               71,456
                                                                                             --------
            Total U.S. Government Agency Issues (cost: $358,414)                              379,720
                                                                                             --------

            U.S. TREASURY SECURITIES (8.5%)

            NOTES (8.5%)
   8,000    0.50%, 6/30/2016                                                                    8,014
   3,000    0.75%, 1/15/2017                                                                    3,012
   7,500    0.88%, 1/31/2017                                                                    7,544
   7,000    0.88%, 1/31/2018                                                                    7,007
   3,000    2.00%, 2/15/2022                                                                    3,036
   5,000    2.25%, 11/15/2024                                                                   5,071
   4,000    2.00%, 2/15/2025                                                                    3,966
                                                                                             --------
                                                                                               37,650
                                                                                             --------
            Total U.S. Treasury Securities (cost: $37,657)                                     37,650
                                                                                             --------

            MUNICIPAL BONDS (2.3%)

            AIRPORT/PORT (1.1%)
   5,000    Port Auth. of New York & New Jersey                     2.53      10/15/2020        5,058
                                                                                             --------
            GENERAL OBLIGATION (1.2%)
   5,000    State of California                                     1.75       1/01/2017        5,093
                                                                                             --------
            Total Municipal Bonds (cost: $10,043)                                              10,151
                                                                                             --------

            MONEY MARKET INSTRUMENTS (1.7%)

            REPURCHASE AGREEMENTS (1.7%)
   7,311    Credit Agricole Corp. Inv. Bank, 0.10%, acquired
               5/29/2015 and due on 6/01/2015 at $7,311
               (collateralized by $16,501 of Fannie Mae(+),(b),
               2.00%-5.50%, due 7/1/2024-12/1/2040;
               $19 of Freddie Mac(+),(b), 2.74%, due 12/1/2041;
               $139 U.S. Treasury, 2.63%(c), due 11/15/2020;
               combined market value $7,457) (cost: $7,311)                                     7,311
                                                                                             --------

            TOTAL INVESTMENTS (COST: $418,532)                                               $439,904
                                                                                             ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------
($ IN 000s)                                         VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS           TOTAL
------------------------------------------------------------------------------------------------------
Asset-Backed Securities                     $     -            $  5,072             $-        $  5,072
U.S. Government Agency Issues                     -             379,720              -         379,720
U.S. Treasury Securities                     37,650                   -              -          37,650
Municipal Bonds                                   -              10,151              -          10,151
Money Market Instruments:
  Repurchase Agreements                           -               7,311              -           7,311
------------------------------------------------------------------------------------------------------
Total                                       $37,650            $402,254             $-        $439,904
------------------------------------------------------------------------------------------------------

For the period of June 1, 2014, through May 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

20  | USAA GOVERNMENT SECURITIES FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2015

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represent the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

o   SPECIFIC NOTES

    (a) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2015.

    (b) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that

================================================================================

22  | USAA GOVERNMENT SECURITIES FUND

================================================================================

         Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (c) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $418,532)                                $439,904
   Receivables:
       Capital shares sold                                                                           116
       USAA Asset Management Company (Note 6C)                                                         6
       Interest                                                                                    1,268
                                                                                                --------
           Total assets                                                                          441,294
                                                                                                --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                       508
       Dividends on capital shares                                                                   104
   Accrued management fees                                                                            64
   Accrued transfer agent's fees                                                                       9
   Other accrued expenses and payables                                                                72
                                                                                                --------
           Total liabilities                                                                         757
                                                                                                --------
               Net assets applicable to capital shares outstanding                              $440,537
                                                                                                ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                              $420,646
   Accumulated undistributed net investment income                                                    62
   Accumulated net realized loss on investments                                                   (1,543)
   Net unrealized appreciation of investments                                                     21,372
                                                                                                --------
               Net assets applicable to capital shares outstanding                              $440,537
                                                                                                ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $435,421/43,363 shares outstanding)                           $  10.04
                                                                                                ========
       Adviser Shares (net assets of $5,116/510 shares outstanding)                             $  10.04
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

24  | USAA GOVERNMENT SECURITIES FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                               $13,520
                                                                                                 -------
EXPENSES
   Management fees                                                                                   667
   Administration and servicing fees:
       Fund Shares                                                                                   663
       Adviser Shares                                                                                  8
   Transfer agent's fees:
       Fund Shares                                                                                   591
   Distribution and service fees (Note 6E):
       Adviser Shares                                                                                 13
   Custody and accounting fees:
       Fund Shares                                                                                   111
       Adviser Shares                                                                                  1
   Postage:
       Fund Shares                                                                                    33
   Shareholder reporting fees:
       Fund Shares                                                                                    29
   Trustees' fees                                                                                     25
   Registration fees:
       Fund Shares                                                                                    25
       Adviser Shares                                                                                 25
   Professional fees                                                                                  81
   Other                                                                                              13
                                                                                                 -------
           Total expenses                                                                          2,285
   Expenses reimbursed:
       Adviser Shares                                                                                (13)
                                                                                                 -------
           Net expenses                                                                            2,272
                                                                                                 -------
NET INVESTMENT INCOME                                                                             11,248
                                                                                                 -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                                  16
   Change in net unrealized appreciation/depreciation                                              1,177
                                                                                                 -------
           Net realized and unrealized gain                                                        1,193
                                                                                                 -------
   Increase in net assets resulting from operations                                              $12,441
                                                                                                 =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------------------------------

                                                                                2015                2014
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                    $ 11,248            $ 13,588
   Net realized gain (loss) on investments                                        16                (673)
   Change in net unrealized appreciation/depreciation
       of investments                                                          1,177              (3,527)
                                                                            ----------------------------
   Increase in net assets resulting from operations                           12,441               9,388
                                                                            ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                           (11,252)            (13,465)
       Adviser Shares                                                           (115)               (123)
                                                                            ----------------------------
           Distributions to Shareholders                                     (11,367)            (13,588)
                                                                            ----------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                               (17,328)            (97,639)
   Adviser Shares                                                                (59)                 44
                                                                            ----------------------------
       Total net decrease in net assets from capital
           share transactions                                                (17,387)            (97,595)
                                                                            ----------------------------
   Net decrease in net assets                                                (16,313)           (101,795)

NET ASSETS
   Beginning of year                                                         456,850             558,645
                                                                            ----------------------------
   End of year                                                              $440,537            $456,850
                                                                            ============================
Accumulated undistributed net investment income:
   End of year                                                              $     62            $    119
                                                                            ============================

See accompanying notes to financial statements.

================================================================================

26  | USAA GOVERNMENT SECURITIES FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Government Securities Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors a high level of current income consistent with preservation of principal.

The Fund consists of two classes of shares: Government Securities Fund Shares (Fund Shares) and Government Securities Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

================================================================================

28  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    3. Repurchase agreements are valued at cost, which approximates market value.

    4. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    market-corroborated inputs such as market indices. Level 2 securities include Asset-Backed Securities, U.S. Government Agency Issues, and Municipal Bonds valued based on methods discussed in Note 1A1, and repurchase agreements valued at cost, which approximates fair value.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically

================================================================================

30  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

    Investments in repurchase agreements as presented on the Portfolio of Investments are not net settlement amounts but gross. At May 31, 2015, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Portfolio of Investments.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended
    May 31, 2015, there were no custodian and other bank credits.

H. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended May 31, 2015, the Adviser Shares incurred redemption fees of less than $500.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended May 31, 2015, the Fund paid CAPCO facility fees of $2,000, which represents 0.6% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2015.

================================================================================

32  | USAA GOVERNMENT SECURITIES FUND

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for pay-down gains and losses, expiring capital loss carryforwards adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated undistributed net investment income by $62,000, decrease accumulated net realized loss on investments by $758,000, and decrease in paid in capital by $820,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2015, and 2014, was as follows:

                                                   2015                    2014
                                               -----------------------------------
Ordinary income*                               $11,367,000             $13,588,000

As of May 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                       $   166,000
Accumulated capital and other losses                                  (1,543,000)
Unrealized appreciation of investments                                21,372,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

For the year ended May 31, 2015, the Fund utilized capital loss carryforwards of $1,496,000, to offset capital gains. As of May 31, 2015, the Fund had pre-enactment capital loss carryforwards of $821,000, all of which expired in the year ended May 31, 2015. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended May 31, 2015, the Fund deferred to June 1, 2015, post October capital losses of $1,542,000.

For the year ended May 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2015, were $66,878,000 and $75,630,000, respectively.

As of May 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $418,533,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2015, for federal income tax purposes, were $22,658,000 and $1,287,000, respectively, resulting in net unrealized appreciation of $21,371,000.

(5) CAPITAL SHARE TRANSACTIONS

At May 31, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

34  | USAA GOVERNMENT SECURITIES FUND

================================================================================

Capital share transactions for all classes were as follows, in thousands:

                                                            YEAR ENDED                  YEAR ENDED
                                                           MAY 31, 2015                MAY 31, 2014
--------------------------------------------------------------------------------------------------------
                                                        SHARES       AMOUNT         SHARES       AMOUNT
                                                        ------------------------------------------------
FUND SHARES:
Shares sold                                              5,553      $ 55,640         4,914    $  48,890
Shares issued from reinvested
   dividends                                             1,008        10,107         1,200       11,931
Shares redeemed                                         (8,293)      (83,075)      (15,943)    (158,460)
                                                        -----------------------------------------------
Net decrease from capital
   share transactions                                   (1,732)     $(17,328)       (9,829)   $ (97,639)
                                                        ===============================================
ADVISER SHARES:
Shares sold                                                 13      $    128            18    $     178
Shares issued from reinvested
   dividends                                                 -*            5             1            7
Shares redeemed**                                          (19)         (192)          (14)        (141)
                                                        -----------------------------------------------
Net increase (decrease) from
   capital share transactions                               (6)     $    (59)            5    $      44
                                                        ===============================================
 * Represents less than 500 shares.
** Net of redemption fees.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2015, there were no subadvisers.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.125% of its average net assets for the fiscal year.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper index over the performance period. Prior to January 31, 2012 the performance adjustment was based on the performance of the Fund's share classes relative to the performance of the Lipper GNMA Funds Index, which tracks the total return performance of the 10 largest funds in the Lipper GNMA Funds category. Effective February 1, 2012, the performance adjustment for each class is calculated monthly by comparing the Fund's performance to that of the Lipper Intermediate U.S. Government Funds Index, which tracks the total return performance of the 10 largest funds in the Lipper Intermediate U.S. Government Funds category. The performance period consists of the current month plus the previous 35 months.

    The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
------------------------------------------------------------------
+/- 20 to 50                                +/- 4
+/- 51 to 100                               +/- 5
+/- 101 and greater                         +/- 6

 (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Index over that period, even if the class had overall negative returns during the performance period.

================================================================================

36  | USAA GOVERNMENT SECURITIES FUND

================================================================================

    For the year ended May 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $667,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $110,000 and $(1,000), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.03% and (0.03)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended May 31, 2015, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $663,000 and $8,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2015, the Fund reimbursed the Manager $13,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through October 1, 2015, to limit the total annual operating expenses of the Adviser Shares to 0.75% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2015, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. Prior to October 1, 2014, the Adviser Shares' expense limitation was 0.90% of average net assets. For the year ended May 31, 2015, the Adviser Shares incurred reimbursable expenses of $13,000, of which $6,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2015, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $591,000 and less than $500, respectively. Additionally, the Adviser Shares recorded a capital contribution from SAS of less than $500 at May 31, 2015, for adjustments related to corrections to certain shareholder transactions.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2015, the Adviser Shares incurred distribution and service (12b-1) fees of $13,000.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2015, USAA and its affiliates owned 487,000 shares, which represent 95.5% of the Adviser Shares and 1.1% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

38  | USAA GOVERNMENT SECURITIES FUND

================================================================================

(8) NEW ACCOUNTING PRONOUNCEMENTS

In June 2014, FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED MAY 31,
                                    --------------------------------------------------------------------
                                        2015           2014           2013           2012           2011
                                    --------------------------------------------------------------------
Net asset value at
 beginning of period                $  10.02       $  10.08       $  10.40       $  10.30       $  10.19
                                    --------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                   .25            .28            .29            .33            .38
 Net realized and
  unrealized gain (loss)                 .03           (.06)          (.32)           .10            .11
                                    --------------------------------------------------------------------
Total from investment
 operations                              .28            .22           (.03)           .43            .49
                                    --------------------------------------------------------------------
Less distributions from:
 Net investment income                  (.26)          (.28)          (.29)          (.33)          (.38)
                                    --------------------------------------------------------------------
Net asset value at end
 of period                          $  10.04       $  10.02       $  10.08       $  10.40       $  10.30
                                    ====================================================================
Total return (%)*                       2.78           2.20           (.36)          4.24           4.89
Net assets at end
 of period (000)                    $435,421       $451,688       $553,495       $641,730       $604,893
Ratios to average net assets:**
 Expenses (%)(a)                         .51            .47            .41            .41            .42
 Net investment income (%)              2.52           2.78           2.77           3.19           3.71
Portfolio turnover (%)                    15              0             24             20             19

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2015, average net assets were $441,763,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                           -           (.00%)(+)      (.00%)(+)      (.00%)(+)      (.00%)(+)
    (+)Represents less than 0.01% of average net assets.

================================================================================

40  | USAA GOVERNMENT SECURITIES FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                               PERIOD ENDED
                                                         YEAR ENDED MAY 31,                       MAY 31,
                                            ---------------------------------------------------------------
                                              2015          2014        2013          2012          2011***
                                            ---------------------------------------------------------------
Net asset value at
 beginning of period                        $10.01        $10.07      $10.40        $10.29        $10.30
                                            ------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income                         .22           .24         .24           .28           .27
 Net realized and unrealized gain (loss)       .04          (.06)       (.33)          .11          (.01)
                                            ------------------------------------------------------------
Total from investment operations               .26           .18        (.09)          .39           .26
                                            ------------------------------------------------------------
Less distributions from:
 Net investment income                        (.23)         (.24)       (.24)         (.28)         (.27)
                                            ------------------------------------------------------------
Total distributions                           (.23)         (.24)       (.24)         (.28)         (.27)
                                            ------------------------------------------------------------
Redemption fees added to
 beneficial interests                          .00(a)          -           -             -             -
                                            ------------------------------------------------------------
Net asset value at end of period            $10.04        $10.01      $10.07        $10.40        $10.29
                                            ============================================================
Total return (%)*                             2.58          1.83        (.94)         3.84          2.58
Net assets at end of period (000)           $5,116        $5,162      $5,150        $5,099        $5,047
Ratios to average net assets:**
 Expenses (%)(c)                               .80(d)        .84         .90           .90           .90(b)
 Expenses, excluding
  reimbursements (%)(c)                       1.05           .84        1.06          1.15          1.39(b)
 Net investment income (%)                    2.22          2.41        2.28          2.71          3.21(b)
Portfolio turnover (%)                          15             0          24            20            19

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2015, average net assets were $5,088,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Represents less than $0.01 per share.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                 -          (.00%)(+)   (.00%)(+)     (.00%)(+)      (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(d) Prior to October 1, 2014, the Manager voluntarily agreed to reimburse the
    Adviser Shares for expenses in excess of 0.90% of their annual average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

EXPENSE EXAMPLE

May 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2014, through May 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

================================================================================

42  | USAA GOVERNMENT SECURITIES FUND

================================================================================

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                          BEGINNING               ENDING               DURING PERIOD*
                                        ACCOUNT VALUE          ACCOUNT VALUE          DECEMBER 1, 2014 -
                                       DECEMBER 1, 2014        MAY 31, 2015             MAY 31, 2015
                                       -----------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00              $1,012.40                  $2.51

Hypothetical
 (5% return before expenses)               1,000.00               1,022.44                   2.52

ADVISER SHARES
Actual                                     1,000.00               1,012.10                   3.76

Hypothetical
 (5% return before expenses)               1,000.00               1,021.19                   3.78

*Expenses are equal to the Fund's annualized expense ratio of 0.50% for Fund
 Shares and 0.75% for Adviser Shares, which are net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 1.24% for Fund Shares and 1.21% for Adviser Shares for the six-month period of December 1, 2014, through May 31, 2015.

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2015

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees

================================================================================

44  | USAA GOVERNMENT SECURITIES FUND

================================================================================

and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classifications, sales load type (in this case, retail investment companies with front-end sales loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services

================================================================================

46  | USAA GOVERNMENT SECURITIES FUND

================================================================================

received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and Lipper index for the one- and three-year periods ended December 31, 2014, and was above the average of its performance universe and lower than its Lipper index for the five-year period ended December 31, 2014.

The Board also noted that the Fund's percentile performance ranking was in the top 40% of its performance universe for the one-and five-year periods, and was in the top 20% of its performance universe for the three-year period.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

48  | USAA GOVERNMENT SECURITIES FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

50  | USAA GOVERNMENT SECURITIES FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over one year of experience as a Board Member of the USAA family of funds.
Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

52  | USAA GOVERNMENT SECURITIES FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company
      Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit and Compliance Committee.
  (4) Member of Product Management and Distribution Committee.
  (5) Member of Corporate Governance Committee.
  (6) Member of Investments Committee.
  (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (8) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (9) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
  (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

54  | USAA GOVERNMENT SECURITIES FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13).
Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

56  | USAA GOVERNMENT SECURITIES FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA        We know what it means to serve.(R)             10%

   =============================================================================
   23413-0715                                (C)2015, USAA. All rights reserved.

   [LOGO OF USAA]
   USAA(R)

                                  [GRAPHIC OF USAA GROWTH AND TAX STRATEGY FUND]

 ======================================================

         ANNUAL REPORT
         USAA GROWTH AND TAX STRATEGY FUND
         MAY 31, 2015

 ======================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE STRENGTH OF THE STOCK AND BOND MARKETS
DURING THE REPORTING PERIOD GAVE INVESTORS          [PHOTO OF BROOKS ENGLEHARDT]
THE OPPORTUNITY TO FORTIFY THEIR FINANCIAL
FOUNDATION."

--------------------------------------------------------------------------------

JULY 2015

Global monetary policy was a key theme during the one-year reporting period ended May 31, 2015, with divergence among central banks driving the performance of the global financial markets. In the first half of the reporting period, the United States was the place to be as stocks posted strong gains on the back of the Federal Reserve's (the Fed) Quantitative Easing (QE) program and ongoing commitment to low interest rates. Market leadership changed in the second half of the reporting period after the Fed concluded its QE asset purchases and stated that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies as global central banks took a different approach than the Fed by, continuing to take aggressive steps, such as - cutting interest rates and boosting stimulus measures to shore up their sagging economies. The Bank of Japan expanded its existing QE program, while the European Central Bank launched its own. By the end of the reporting period, the stimulus measures appeared to be having their desired effect. Japan's economy, though still fragile, rebounded from recession. In Europe, evidence of a modest economic recovery emerged.

The divergence in global monetary policy approaches also had a major impact on currencies. The U.S. dollar strengthened during the reporting period, appreciating significantly compared to most other global currencies. This appears likely to benefit American consumers, who will experience increased buying power when traveling overseas or buying imported goods. However, the strength of the U.S. dollar made it more difficult for American companies to compete overseas. At the same time, inflation pressures eased, with the drop in energy prices as a prime example. Oil and natural gas prices fell sharply during the reporting period, while the prices of copper and agricultural commodities also declined. Gold prices declined, but held up relatively well in comparison to such other commodities.

================================================================================

================================================================================

In the bond markets, interest rates fell, especially on the long end of the yield curve. As a result, longer maturity bonds, such as 30-year U.S. Treasury securities, recorded the highest bond market returns of the reporting period overall. Although short-term interest rates edged up during the first half of the reporting period in anticipation of a Fed interest rate increase, they fell back after the Fed - in response to weaker U.S. economic data - said it would continue monitoring conditions before determining when it might be appropriate to raise the federal funds rate. At USAA Investments, we believe the Fed wants to return to a more normal interest rate environment, but we continue to hold to our long-held view that the timing and pace of interest rate increases will be data dependent and slower than many market participants currently expect. In addition, we believe that any potential increase will not be, in itself, a harbinger of more dramatic action. (It is important to note that as the reporting period ended, volatility in the global fixed-income markets increased, starting in Europe where Greece and its debt problems once again took center stage.)

The strength of the stock and bond markets during the reporting period gave investors the opportunity to fortify their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security - and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next.

On behalf of all of us at USAA Investments, thank you for allowing us to serve your investment needs. We will continue providing you with our best advice, superior service, and a wide variety of investment options.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Distributions to Shareholders                                            11

    Report of Independent Registered
      Public Accounting Firm                                                 12

    Portfolio of Investments                                                 13

    Notes to Portfolio of Investments                                        39

    Financial Statements                                                     42

    Notes to Financial Statements                                            45

EXPENSE EXAMPLE                                                              57

ADVISORY AGREEMENT(S)                                                        59

TRUSTEES' AND OFFICERS' INFORMATION                                          67

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

207215-0715

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GROWTH AND TAX STRATEGY FUND (THE FUND) IS AN ASSET ALLOCATION FUND THAT SEEKS A CONSERVATIVE BALANCE FOR THE INVESTOR BETWEEN INCOME, THE MAJORITY OF WHICH IS EXEMPT FROM FEDERAL INCOME TAX, AND THE POTENTIAL FOR LONG-TERM GROWTH OF CAPITAL TO PRESERVE PURCHASING POWER.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

Using preset target ranges, the Fund's strategy is to invest a majority of its assets in tax-exempt bonds and money market instruments and the remainder in blue chip stocks. The Fund is managed with the goal of minimizing the impact of federal income tax to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company           Northern Trust Investments, Inc.

    JOHN C. BONNELL, CFA                    CHRISTOPHER A. FRONK, CFA, CPA
    DIEDERIK OLIJSLAGER                     JACOB C. WEAVER, CFA, CPA

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Longer-term municipal bonds generated positive returns during the reporting period ended May 31, 2015, as investors sought higher-yielding securities and continued to favor municipal securities for their tax advantage. Until the fourth quarter of 2014, new issuances of municipal bonds were light in historical terms amid ongoing austerity measures by state and local governments. However, as longer-term interest rates continued to fall, many states and municipals were incentivized to issue debt. New issuances increased, though most of such increases were in the form of refinancing bonds (issued to replace higher-yielding bonds with debt issued at lower interest rates). The market easily absorbed the new supply. Municipal bond prices also benefited from the strength of the market for U.S. Treasury bonds; the municipal bond market tends to follow the U.S. Treasury market over time. Longer-term U.S. Treasury bond yields trended down for the reporting period overall.

    U.S. stocks generated solid gains for the reporting period as a whole. After rallying to a new record high in mid-September 2014, stock prices declined in the first two weeks of October 2014, with slowing global growth and a variety of geopolitical concerns driving a flight to safety. The end of Federal Reserve's (the Fed) quantitative easing asset purchase program and speculation about the potential of a short-term interest rate increase in mid-2015 also seemed to affect investor sentiment. Stocks rebounded strongly in the second half of October 2014 and recorded

================================================================================

2  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    fresh gains in November 2014 before dipping near the end of the month as crude oil prices dropped. After the Fed pledged to be patient on the timing of interest-rate increases, stocks hit new record highs during December 2014, but then lost most of those gains on the last trading day of the year. In the first quarter of 2015, equity stock performance was mixed, with the S&P 500(R) Index (the Index) experiencing a small gain amid fears that first quarter corporate earnings might disappoint. Stocks declined during April 2015 on concern about weaker-than-expected U.S. economic data, while May 2015 was volatile, with stocks rising just slightly for the month. Overall, during the reporting period, nine of the ten sectors in the Index advanced, with significant divergence between sector returns. Five sectors, including health care, information technology, and consumer discretionary, generated double-digit gains, while the energy sector posted a double-digit decline.

o HOW DID THE USAA GROWTH AND TAX STRATEGY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund had a total return of 6.16% for the reporting period ended
    May 31, 2015. This compares to a total return of 11.81% for the Index, 3.18% for the Barclays Municipal Bond Index, and 6.58% for the Composite Index.

    USAA Asset Management Company is the Fund's investment adviser. As the investment adviser, USAA Asset Management Company employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Northern Trust Investments, Inc. (NTI) is a subadviser to the Fund. The investment adviser and the subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

O   HOW DID THE MUNICIPAL BOND PORTION OF THE FUND PERFORM?

    The municipal bond portion of the Fund benefited from our focus on income generation through which we seek to maximize tax-free income without taking undue risk. The long-term income distribution provided by the municipal bond portion of the Fund, not its price appreciation, contributes the majority of its total return. To identify attractive opportunities for the municipal bond portion of the Fund, we worked with our in-house team of credit analysts, who provide independent credit research on every security we consider for purchase. We select investments on a bond-by-bond basis, using fundamental analysis - not thematic or sector trends - with an emphasis on the issuer's ability and willingness to repay its debt. We strive to use credit research both to find value and to avoid potential pitfalls. The Fund remains well diversified and we avoid municipal bonds subject to the federal alternative minimum tax for individuals.

o   HOW DID THE EQUITY PORTION OF THE FUND PERFORM?

    During the reporting period, the equity portion of the Fund provided a positive return close to the 11.81% return of the Index. Our stock selection added to results as we sought to match the performance of the Index. In addition, because the equity portion of the Fund's sector exposures are similar to those of the Index, the relative strength or weakness of certain sectors did not have an outsized impact on Fund returns during the reporting period.

    In keeping with our investment process, we sought to limit both short-term and long-term capital gains for the Fund. Our objective is to limit the sale of securities that have increased in value and to realize capital losses on securities that have decreased in value, thereby offsetting realized capital gains. This strategy allows the Fund to obtain tax efficient exposure to the equity market. During the reporting period, we generated a small realized loss in the equity portion of the Fund. As always, we continued to manage the equity portion of the Fund's "active risk" (i.e., the risk that it will not perform in line with the Index because of our efforts to achieve tax efficiency).

================================================================================

4  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

The equity portion of the Fund continued to receive dividend income from its stock holdings. Because of the solid dividend growth of the Index-listed companies, the equity portion of the Fund maintained a dividend yield similar to prior reporting periods even though the stock market appreciated.

Thank you for allowing us to help you manage your investments.

As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may have been subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA GROWTH AND TAX STRATEGY FUND (THE FUND) (Ticker Symbol: USBLX)

--------------------------------------------------------------------------------
                                        5/31/15                     5/31/14
--------------------------------------------------------------------------------
Net Assets                          $283.2 Million              $221.4 Million
Net Asset Value Per Share               $17.48                      $16.86

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15
--------------------------------------------------------------------------------

  1 YEAR                          5 YEARS                         10 YEARS
   6.16%                           10.12%                          6.01%

--------------------------------------------------------------------------------
30-DAY SEC YIELD* AS OF 5/31/15                 EXPENSE RATIO AS OF 5/31/14**
--------------------------------------------------------------------------------
              1.79%                                         0.92%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                       USAA GROWTH AND       BARCLAYS MUNICIPAL
                S&P 500 INDEX      COMPOSITE INDEX    TAX STRATEGY FUND          BOND INDEX
05/31/05         $10,000.00          $10,000.00          $10,000.00             $10,000.00
06/30/05          10,014.19           10,048.44           10,158.17              10,062.04
07/31/05          10,386.61           10,205.12           10,370.95              10,016.56
08/31/05          10,291.84           10,212.55           10,336.63              10,117.69
09/30/05          10,375.20           10,233.38           10,422.90              10,049.55
10/31/05          10,202.23           10,141.92           10,305.64               9,988.52
11/30/05          10,588.10           10,355.79           10,553.97              10,036.47
12/31/05          10,591.73           10,419.96           10,637.21              10,122.78
01/31/06          10,872.23           10,577.25           10,748.32              10,150.10
02/28/06          10,901.74           10,596.42           10,814.99              10,218.24
03/31/06          11,037.44           10,659.06           10,812.47              10,147.77
04/30/06          11,185.64           10,708.40           10,872.13              10,144.28
05/31/06          10,863.71           10,577.02           10,737.90              10,189.47
06/30/06          10,878.43           10,559.69           10,716.27              10,151.11
07/31/06          10,945.54           10,607.49           10,813.90              10,271.86
08/31/06          11,205.96           10,816.87           11,001.64              10,424.28
09/30/06          11,494.74           10,967.01           11,179.57              10,496.78
10/31/06          11,869.31           11,182.26           11,383.66              10,562.60
11/30/06          12,095.02           11,337.09           11,527.28              10,650.65
12/31/06          12,264.68           11,372.55           11,579.39              10,613.02
01/31/07          12,450.17           11,451.42           11,652.73              10,585.85
02/28/07          12,206.65           11,424.28           11,603.83              10,725.34
03/31/07          12,343.18           11,465.52           11,647.08              10,698.89
04/30/07          12,889.93           11,717.72           11,917.75              10,730.57
05/31/07          13,339.72           11,887.93           12,098.20              10,683.06
06/30/07          13,118.11           11,783.63           11,961.22              10,627.70
07/31/07          12,711.38           11,650.12           11,804.38              10,710.08
08/31/07          12,901.93           11,658.93           11,829.14              10,663.88
09/30/07          13,384.44           11,950.18           12,141.34              10,821.67
10/31/07          13,597.35           12,094.54           12,249.37              10,869.91
11/30/07          13,028.89           11,869.22           11,966.82              10,939.22
12/31/07          12,938.50           11,830.90           11,872.75              10,969.59
01/31/08          12,162.43           11,563.06           11,554.58              11,107.92
02/29/08          11,767.32           11,115.13           11,027.09              10,599.36
03/31/08          11,716.51           11,195.05           11,190.48              10,902.32
04/30/08          12,287.14           11,541.68           11,536.23              11,029.89
05/31/08          12,446.29           11,689.27           11,637.42              11,096.58
06/30/08          11,397.03           11,165.86           11,090.26              10,971.33
07/31/08          11,301.22           11,082.46           11,005.27              11,013.03
08/31/08          11,464.69           11,204.63           11,166.74              11,141.91
09/30/08          10,443.10           10,394.64           10,340.28              10,619.41
10/31/08           8,689.20            9,370.10            9,295.12              10,511.02
11/30/08           8,065.71            8,951.86            8,918.17              10,544.44
12/31/08           8,151.54            9,013.00            8,868.55              10,698.17
01/31/09           7,464.47            8,887.75            8,755.96              11,089.75
02/28/09           6,669.67            8,510.49            8,444.18              11,148.02
03/31/09           7,253.90            8,848.46            8,740.76              11,150.05
04/30/09           7,948.17            9,418.85            9,238.98              11,372.80
05/31/09           8,392.73            9,803.91            9,614.83              11,493.10
06/30/09           8,409.38            9,746.77            9,590.43              11,385.44
07/31/09           9,045.45           10,191.68           10,004.72              11,575.92
08/31/09           9,372.02           10,497.53           10,269.17              11,773.82
09/30/09           9,721.74           10,948.04           10,790.93              12,196.36
10/31/09           9,541.14           10,692.19           10,533.37              11,940.34
11/30/09          10,113.45           10,986.75           10,844.22              12,039.00
12/31/09          10,308.80           11,164.71           11,002.04              12,079.68
01/31/10           9,937.95           11,002.73           10,840.78              12,142.60
02/28/10          10,245.80           11,209.84           11,055.80              12,260.29
03/31/10          10,864.09           11,520.79           11,362.09              12,230.94
04/30/10          11,035.60           11,673.03           11,506.37              12,379.58
05/31/10          10,154.40           11,230.61           11,073.53              12,472.43
06/30/10           9,622.84           10,936.55           10,792.51              12,479.84
07/31/10          10,297.04           11,368.07           11,201.32              12,635.45
08/31/10           9,832.19           11,257.83           11,119.56              12,924.75
09/30/10          10,709.66           11,755.37           11,567.03              12,904.55
10/31/10          11,117.16           11,956.23           11,740.90              12,868.81
11/30/10          11,118.58           11,774.10           11,567.03              12,611.48
12/31/10          11,861.65           12,003.04           11,786.09              12,367.09
01/31/11          12,142.79           12,053.75           11,822.95              12,275.98
02/28/11          12,558.79           12,330.33           12,127.05              12,471.41
03/31/11          12,563.79           12,305.11           12,100.38              12,429.85
04/30/11          12,935.87           12,595.34           12,387.82              12,652.45
05/31/11          12,789.44           12,661.99           12,462.00              12,868.66
06/30/11          12,576.25           12,599.00           12,394.87              12,913.56
07/31/11          12,320.52           12,544.66           12,357.53              13,045.35
08/31/11          11,651.24           12,290.87           12,124.19              13,268.53
09/30/11          10,832.17           11,933.31           11,890.26              13,405.69
10/31/11          12,016.06           12,529.56           12,435.43              13,355.85
11/30/11          11,989.50           12,542.20           12,454.23              13,434.75
12/31/11          12,112.14           12,707.51           12,656.14              13,690.33
01/31/12          12,654.95           13,206.45           13,138.91              14,006.94
02/29/12          13,202.18           13,488.47           13,422.89              14,020.75
03/31/12          13,636.65           13,628.33           13,585.77              13,929.64
04/30/12          13,551.06           13,668.81           13,633.37              14,090.35
05/31/12          12,736.63           13,319.59           13,347.75              14,207.31
06/30/12          13,261.41           13,570.70           13,586.68              14,192.06
07/31/12          13,445.59           13,786.96           13,787.89              14,416.98
08/31/12          13,748.43           13,959.43           13,950.78              14,433.40
09/30/12          14,103.71           14,160.67           14,139.79              14,520.58
10/31/12          13,843.29           14,108.72           14,062.73              14,561.55
11/30/12          13,923.60           14,314.29           14,226.48              14,801.44
12/31/12          14,050.51           14,294.46           14,178.34              14,618.51
01/31/13          14,778.25           14,723.56           14,566.78              14,679.39
02/28/13          14,978.87           14,831.36           14,693.03              14,723.85
03/31/13          15,540.63           15,054.04           14,933.06              14,660.36
04/30/13          15,840.04           15,286.72           15,147.93              14,821.06
05/31/13          16,210.57           15,368.02           15,226.06              14,640.02
06/30/13          15,992.88           14,981.27           14,873.25              14,225.47
07/31/13          16,806.67           15,243.03           15,197.44              14,101.10
08/31/13          16,319.92           14,909.90           14,853.60              13,899.86
09/30/13          16,831.70           15,339.88           15,257.68              14,199.03
10/31/13          17,605.42           15,698.87           15,643.32              14,311.20
11/30/13          18,141.92           15,896.16           15,860.86              14,281.71
12/31/13          18,601.21           16,067.78           16,044.10              14,245.23
01/31/14          17,958.09           15,989.49           15,954.52              14,522.76
02/28/14          18,779.56           16,466.05           16,382.49              14,693.05
03/31/14          18,937.42           16,567.93           16,477.45              14,717.75
04/30/14          19,077.40           16,693.31           16,637.72              14,894.58
05/31/14          19,525.23           17,023.05           16,888.13              15,086.38
06/30/14          19,928.57           17,183.32           17,062.36              15,099.45
07/31/14          19,653.73           17,056.61           16,961.57              15,126.04
08/31/14          20,439.98           17,466.57           17,304.23              15,309.27
09/30/14          20,153.34           17,377.44           17,211.78              15,324.81
10/31/14          20,645.59           17,599.63           17,444.92              15,429.87
11/30/14          21,200.85           17,842.67           17,667.92              15,456.60
12/31/14          21,147.44           17,870.59           17,726.14              15,534.48
01/31/15          20,512.61           17,758.75           17,664.95              15,809.83
02/28/15          21,691.50           18,171.12           17,981.12              15,646.80
03/31/15          21,348.46           18,062.78           17,887.89              15,691.99
04/30/15          21,553.26           18,090.47           17,877.64              15,609.60
05/31/15          21,830.42           18,160.39           17,928.93              15,566.45

                                   [END CHART]

                    Data from 5/31/05 to 5/31/15.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The Composite Index is comprised of 51% of the Lipper General Municipal Debt Funds Index and 49% of the Lipper Large-Cap Core Funds Index. The unmanaged Lipper General Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 65% of their assets in municipal debt issues in the top four credit categories. The unmanaged Lipper Large-Cap Core Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 500 Index.

o The unmanaged Barclays Municipal Bond Index is a benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

================================================================================

8  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

                         o TOP 10 INDUSTRIES - 5/31/15 o
                                (% of Net Assets)

Pharmaceuticals ............................................. 2.9%
Technology Hardware, Storage, & Peripherals ................. 2.3%
Diversified Banks ........................................... 2.3%
Internet Software & Services ................................ 1.5%
Integrated Oil & Gas ........................................ 1.5%
Biotechnology ............................................... 1.4%
Systems Software ............................................ 1.4%
Aerospace & Defense ......................................... 1.2%
Industrial Conglomerates .................................... 1.1%
Semiconductors .............................................. 1.0%

                      o TOP 5 TAX-EXEMPT BONDS - 5/31/15 o
                                (% of Net Assets)

Lewisville .................................................. 2.2%
Oneida County IDA ........................................... 1.2%
Rockport..................................................... 1.1%
Orlando...................................................... 1.1%
MTA ......................................................... 1.1%

                      o TOP 5 BLUE CHIP STOCKS - 5/31/15 o
                                (% of Net Assets)

Apple, Inc. ................................................. 1.9%
Microsoft Corp. ............................................. 1.0%
Exxon Mobil Corp............................................. 0.9%
Johnson & Johnson ........................................... 0.7%
General Electric Co. ........................................ 0.7%

You will find a complete list of securities that the Fund owns on pages 13-38.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o ASSET ALLOCATION - 5/31/15 o

                         [PIE CHART OF ASSET ALLOCATION]

TAX-EXEMPT BONDS                                                  52.0%
TAX-EXEMPT MONEY MARKET INSTRUMENTS                                3.0%
BLUE CHIP STOCKS                                                  45.7%
EXCHANGE-TRADED FUNDS*                                             0.1%

* The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

   Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2015:

  DIVIDEND RECEIVED
DEDUCTION (CORPORATE                  TAX-EXEMPT          QUALIFIED INTEREST
  SHAREHOLDERS)(1)                    INCOME(1,2)              INCOME
--------------------------------------------------------------------------------
      100%                              67.61%                $11,000
--------------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)All or a portion of these amounts may be exempt from taxation at the state level.

For the fiscal year ended May 31, 2015, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH AND TAX STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Growth and Tax Strategy Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth and Tax Strategy Fund at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 20, 2015

================================================================================

12  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2015

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                            COUPON                                 VALUE
(000)       SECURITY                                               RATE           MATURITY               (000)
--------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT SECURITIES (55.0%)

            TAX-EXEMPT BONDS (52.0%)

            ARIZONA (1.2%)
$ 1,000     Student and Academic Service, LLC (INS)                5.00%          6/01/2044           $  1,103
  2,250     Univ. Medical Center Corp. (PRE)                       5.00           7/01/2035              2,259
                                                                                                      --------
                                                                                                         3,362
                                                                                                      --------
            CALIFORNIA (4.1%)
  1,200     Jurupa Public Financing Auth.                          5.00           9/01/2042              1,297
  2,000     Monterey Peninsula USD (INS)                           5.50           8/01/2034              2,381
  1,000     State                                                  5.00           2/01/2043              1,113
  1,000     Statewide Communities Development Auth. (INS)          5.00          11/15/2049              1,106
  1,000     Sutter Butte Flood Control Agency(a) (INS)             5.00          10/01/2040              1,100
  1,500     Twin Rivers USD (INS)                                  5.00           8/01/2040              1,672
  1,000     Val Verde USD (INS)                                    5.00           8/01/2044              1,118
  4,435     West Contra Costa USD (INS)                            5.05(b)        8/01/2034              1,945
                                                                                                      --------
                                                                                                        11,732
                                                                                                      --------
            COLORADO (1.4%)
  1,000     Health Facilities Auth.                                5.00          12/01/2042              1,052
  2,000     Regional Transportation District                       5.38           6/01/2031              2,284
    500     Univ. of Colorado Hospital Auth. (PRE)                 5.00          11/15/2037                522
                                                                                                      --------
                                                                                                         3,858
                                                                                                      --------
            CONNECTICUT (0.1%)
  3,905     Mashantucket (Western) Pequot Tribe(c), acquired
             7/01/2013-3/30/2015; cost $2,389(d)                   7.00(e)        7/01/2031                281
                                                                                                      --------
            DISTRICT OF COLUMBIA (0.4%)
  1,100     District of Columbia                                   5.00           7/01/2042              1,164
                                                                                                      --------
            FLORIDA (5.5%)
  1,875     Escambia County Housing Finance Auth. (INS)            5.75           6/01/2031              2,133
  1,000     Halifax Hospital Medical Center                        5.00           6/01/2046              1,074
  1,000     Jacksonville                                           5.00          10/01/2029              1,136
  2,000     Lee County IDA                                         5.00          11/01/2025              2,257
    645     Lee County IDA                                         5.50          10/01/2047                684
  1,300     Miami-Dade County                                      5.00          10/01/2034              1,477
  3,000     Orlando (INS)                                          5.13          11/01/2027              3,122

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                            COUPON                                 VALUE
(000)       SECURITY                                               RATE           MATURITY               (000)
--------------------------------------------------------------------------------------------------------------
$ 1,000     Southeast Overtown/Park West Community
             Redevelopment Agency(f)                               5.00%          3/01/2030           $  1,093
  1,505     Tampa-Hillsborough County Expressway Auth.             5.00           7/01/2037              1,665
  1,000     Volusia County Educational Facilities Auth.            5.00          10/15/2045              1,077
                                                                                                      --------
                                                                                                        15,718
                                                                                                      --------
            GEORGIA (0.4%)
  1,000     Fayette County School District (INS)(PRE)              4.95           3/01/2025              1,035
                                                                                                      --------
            GUAM (0.7%)
    750     International Airport Auth. (INS)                      5.50          10/01/2033                847
  1,000     Waterworks Auth.                                       5.50           7/01/2043              1,134
                                                                                                      --------
                                                                                                         1,981
                                                                                                      --------
            ILLINOIS (3.5%)
  1,000     Chicago                                                5.00           1/01/2044              1,037
  1,000     Chicago                                                5.00          11/01/2044              1,044
  1,000     Chicago-O'Hare International Airport (INS)             5.25           1/01/2033              1,126
  1,000     Finance Auth.                                          3.90           3/01/2030              1,008
  2,000     Finance Auth.                                          6.00          10/01/2032              2,392
  1,185     Finance Auth.                                          5.00          11/15/2038              1,302
  1,000     Finance Auth.                                          5.00           8/15/2044              1,059
  1,000     Finance Auth.                                          5.00           5/15/2045              1,069
                                                                                                      --------
                                                                                                        10,037
                                                                                                      --------
            INDIANA (3.3%)
    500     Ball State Univ.                                       5.00           7/01/2030                561
  1,250     Finance Auth.                                          5.38          11/01/2032              1,388
  1,000     Finance Auth.                                          5.00           2/01/2040              1,074
  1,000     Finance Auth.                                          5.00          10/01/2044              1,048
    550     Health and Educational Facility Financing Auth.        5.25           2/15/2036                561
  1,500     Richmond Hospital Auth.                                5.00           1/01/2039              1,624
  3,000     Rockport (INS)                                         4.63           6/01/2025              3,161
                                                                                                      --------
                                                                                                         9,417
                                                                                                      --------
            KANSAS (0.5%)
  1,250     Wyandotte County/Kansas City                           5.00           9/01/2044              1,378
                                                                                                      --------
            KENTUCKY (0.4%)
  1,000     Economic Dev. Finance Auth. (INS)                      6.00          12/01/2033              1,070
                                                                                                      --------
            LOUISIANA (1.9%)
    985     Local Government Environmental Facilities and
             Community Dev. Auth. (INS)                            6.55           9/01/2025              1,076
  2,000     Parish of St. John the Baptist                         5.13           6/01/2037              2,109
  1,000     Shreveport (INS)                                       5.00          12/01/2039              1,091
  1,000     Tobacco Settlement Financing Corp.                     5.25           5/15/2035              1,121
                                                                                                      --------
                                                                                                         5,397
                                                                                                      --------

================================================================================

14  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                            COUPON                                 VALUE
(000)       SECURITY                                               RATE           MATURITY               (000)
--------------------------------------------------------------------------------------------------------------
            MASSACHUSETTS (1.5%)
$ 1,000     Dev. Finance Agency                                    5.25%         11/15/2041           $  1,100
  1,000     Dev. Finance Agency                                    5.75           7/15/2043              1,098
  1,000     Dev. Finance Agency                                    5.00           7/01/2044              1,068
  1,000     Dev. Finance Agency                                    5.50           7/01/2044              1,072
                                                                                                      --------
                                                                                                         4,338
                                                                                                      --------
            MICHIGAN (0.4%)
  1,000     Wayne County Airport Auth.                             5.00          12/01/2044              1,085
                                                                                                      --------
            NEBRASKA (0.4%)
  1,105     Omaha Public Power District                            5.25           2/01/2046              1,264
                                                                                                      --------
            NEW JERSEY (1.9%)
  1,000     EDA                                                    5.00           6/15/2029              1,082
  2,000     EDA                                                    5.00           9/01/2033              2,023
  1,250     South Jersey Transportation Auth.                      5.00          11/01/2039              1,316
  1,000     Transportation Trust Fund Auth.                        5.00           6/15/2044              1,006
                                                                                                      --------
                                                                                                         5,427
                                                                                                      --------
            NEW MEXICO (0.8%)
  1,000     Farmington                                             4.88           4/01/2033              1,022
  1,000     Farmington                                             5.90           6/01/2040              1,111
                                                                                                      --------
                                                                                                         2,133
                                                                                                      --------
            NEW YORK (6.0%)
  1,000     Dormitory Auth.                                        5.50           5/01/2037              1,108
  1,205     Dormitory Auth. (INS)                                  5.50           7/01/2040              1,537
  1,500     Liberty Dev. Corp.                                     5.50          10/01/2037              1,828
  3,000     MTA                                                    5.00          11/15/2030              3,061
  1,000     MTA                                                    5.00          11/15/2042              1,099
  1,000     New York City                                          5.25           8/15/2023              1,123
  1,500     New York City Housing Dev. Corp. (INS)(PRE)            5.00           7/01/2025              1,506
  2,000     New York City Trust for Cultural Resources             5.00          12/01/2039              2,216
  8,455     Oneida County IDA (INS)                                4.65(b)        7/01/2035              3,453
                                                                                                      --------
                                                                                                        16,931
                                                                                                      --------
            OHIO (0.3%)
    750     Southeastern Port Auth. Hospital Facilities            5.00          12/01/2043                759
                                                                                                      --------
            OKLAHOMA (0.5%)
  1,315     Comanche County Hospital Auth.                         5.00           7/01/2032              1,366
                                                                                                      --------
            PENNSYLVANIA (2.6%)
  1,125     Butler County Hospital Auth.                           5.00           7/01/2039              1,213
  1,000     Chester County IDA                                     5.00          10/01/2044              1,046
  1,625     Indiana County Hospital Auth.                          6.00           6/01/2039              1,823
  1,000     Lancaster County Hospital Auth.                        5.00          11/01/2035              1,102

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                            COUPON                                 VALUE
(000)       SECURITY                                               RATE           MATURITY               (000)
--------------------------------------------------------------------------------------------------------------
$ 1,000     Montgomery County IDA(a)                               5.25%          1/15/2045           $  1,051
  1,000     Turnpike Commission                                    5.25          12/01/2044              1,111
                                                                                                      --------
                                                                                                         7,346
                                                                                                      --------
            PUERTO RICO (0.3%)
  1,000     Commonwealth (INS)                                     5.00           7/01/2035                997
                                                                                                      --------
            RHODE ISLAND (0.0%)
     50     Housing and Mortgage Finance Corp.                     6.85          10/01/2024                 50
                                                                                                      --------
            SOUTH CAROLINA (0.8%)
  2,000     Piedmont Municipal Power Agency (INS)                  5.75           1/01/2034              2,337
                                                                                                      --------
            TENNESSEE (0.3%)
  2,000     Knox County Health, Educational
             and Housing Facilities Board                          5.01(b)        1/01/2035                744
                                                                                                      --------
            TEXAS (9.8%)
  1,000     Clifton Higher Education Finance Corp. (NBGA)          5.00           8/15/2039              1,117
  2,000     Duncanville ISD (NBGA)                                 4.63           2/15/2029              2,052
  2,000     El Paso (INS)                                          4.75           8/15/2033              2,093
  1,000     Harris County Cultural Education
             Facilities Finance Corp.                              5.00           6/01/2038              1,054
  2,000     Hidalgo County Health Services Corp.                   5.00           8/15/2026              2,074
  1,000     Houston                                                5.00           9/01/2039              1,101
  1,000     Houston                                                5.00           9/01/2040              1,098
  1,000     Karnes County Hospital District                        5.00           2/01/2044              1,034
  5,675     Lewisville (INS)                                       5.80           9/01/2025              6,140
  1,500     Manor ISD (NBGA)                                       5.00           8/01/2037              1,573
  1,000     Matagorda County                                       4.00           6/01/2030              1,018
  1,600     New Hope Cultural Education
             Facilities Finance Corp.                              5.00           4/01/2047              1,684
  1,500     North Texas Tollway Auth.                              5.00           1/01/2031              1,656
  1,000     San Leanna Education Facilities Corp.                  4.75           6/01/2032              1,023
  1,000     Tarrant County Cultural Education
             Facilities Finance Corp.(a)                           5.00          11/15/2036              1,032
  1,000     Tarrant County Cultural Education
             Facilities Finance Corp.(a)                           5.00          11/15/2045              1,035
  1,000     Transportation Commission                              5.00           8/15/2042              1,067
                                                                                                      --------
                                                                                                        27,851
                                                                                                      --------
            VIRGINIA (0.4%)
  1,000     Alexandria IDA                                         5.00          10/01/2050              1,051
                                                                                                      --------
            WASHINGTON (0.5%)
  1,500     Economic Dev. Finance Auth. (INS)(PRE)                 5.00           6/01/2038              1,536
                                                                                                      --------

================================================================================

16  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                            COUPON                                 VALUE
(000)       SECURITY                                               RATE           MATURITY               (000)
--------------------------------------------------------------------------------------------------------------
            WEST VIRGINIA (0.6%)
$ 1,500     Pleasants County                                       5.25%         10/15/2037           $  1,575
                                                                                                      --------
            WISCONSIN (1.0%)
  1,000     Health and Educational Facilities Auth.                5.25           4/15/2035              1,098
  1,600     Health and Educational Facilities Auth.                5.00           8/15/2039              1,738
                                                                                                      --------
                                                                                                         2,836
                                                                                                      --------
            WYOMING (0.5%)
  1,250     Laramie County                                         5.00           5/01/2037              1,373
                                                                                                      --------
            Total Tax-Exempt Bonds (cost: $142,942)                                                    147,429
                                                                                                      --------

            TAX-EXEMPT MONEY MARKET INSTRUMENTS (3.0%)

            VARIABLE-RATE DEMAND NOTES (2.7%)

            CALIFORNIA (1.0%)
  2,895     Victorville Joint Powers Financing Auth.(g)
             (LOC - BNP Paribas)                                   1.10           5/01/2040              2,895
                                                                                                      --------
            PENNSYLVANIA (1.0%)
  2,650     Luzerne County (INS) (LIQ)                             0.70          11/15/2026              2,650
                                                                                                      --------
            TEXAS (0.7%)
  2,000     Port of Port Arthur Navigation District                0.36          11/01/2040              2,000
                                                                                                      --------
                                                                                                         7,545
                                                                                                      --------

--------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------------
            MONEY MARKET FUNDS (0.3%)
899,787     State Street Institutional Tax Free Money Market Fund Premier Class, 0.00%(h)                  900
                                                                                                      --------
            Total Tax-Exempt Money Market Instruments (cost: $8,445)                                     8,445
                                                                                                      --------
            Total Tax-Exempt Securities (cost: $151,387)                                               155,874
                                                                                                      --------

            EQUITY SECURITIES (45.8%)

            BLUE CHIP STOCKS (45.7%)

            CONSUMER DISCRETIONARY (5.7%)
            -----------------------------
            ADVERTISING (0.1%)
   2,760    Interpublic Group of Companies, Inc.                                                            56
   1,760    Omnicom Group, Inc.                                                                            131
                                                                                                      --------
                                                                                                           187
                                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            APPAREL RETAIL (0.3%)
  1,580     Gap, Inc.                                                                                 $     61
  1,668     L Brands, Inc.                                                                                 144
  1,404     Ross Stores, Inc.                                                                              136
  5,085     TJX Companies, Inc.                                                                            327
    762     Urban Outfitters, Inc.*                                                                         26
                                                                                                      --------
                                                                                                           694
                                                                                                      --------
            APPAREL, ACCESSORIES & LUXURY GOODS (0.2%)
  1,740     Coach, Inc.                                                                                     61
    257     Fossil Group, Inc.*                                                                             18
  2,721     Hanesbrands, Inc.                                                                               87
  1,332     Michael Kors Holdings Ltd.*                                                                     62
    559     PVH Corp.                                                                                       58
    420     Ralph Lauren Corp.                                                                              55
  1,132     Under Armour, Inc. "A"*                                                                         89
  2,323     VF Corp.                                                                                       164
                                                                                                      --------
                                                                                                           594
                                                                                                      --------
            AUTO PARTS & EQUIPMENT (0.2%)
  1,438     BorgWarner, Inc.                                                                                87
  1,970     Delphi Automotive plc                                                                          171
  4,461     Johnson Controls, Inc.                                                                         232
                                                                                                      --------
                                                                                                           490
                                                                                                      --------
            AUTOMOBILE MANUFACTURERS (0.3%)
 26,850     Ford Motor Co.                                                                                 408
  9,182     General Motors Co.                                                                             330
                                                                                                      --------
                                                                                                           738
                                                                                                      --------
            AUTOMOTIVE RETAIL (0.2%)
    610     AutoNation, Inc.*                                                                               38
    230     AutoZone, Inc.*                                                                                155
  1,390     CarMax, Inc.*                                                                                   99
    689     O'Reilly Automotive, Inc.*                                                                     151
                                                                                                      --------
                                                                                                           443
                                                                                                      --------
            BROADCASTING (0.1%)
  3,847     CBS Corp. "B"                                                                                  237
    759     Discovery Communications, Inc. "A"*                                                             26
  2,101     Discovery Communications, Inc. "C"*                                                             66
    630     Scripps Networks Interactive "A"                                                                42
                                                                                                      --------
                                                                                                           371
                                                                                                      --------

================================================================================

18  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            CABLE & SATELLITE (0.6%)
  1,489     Cablevision Systems Corp. "A"                                                             $     37
 17,177     Comcast Corp. "A"                                                                            1,004
  3,413     DIRECTV*                                                                                       311
  1,948     Time Warner Cable, Inc.                                                                        352
                                                                                                      --------
                                                                                                         1,704
                                                                                                      --------
            CASINOS & GAMING (0.0%)
    551     Wynn Resorts Ltd.                                                                               55
                                                                                                      --------
            COMPUTER & ELECTRONICS RETAIL (0.0%)
  1,976     Best Buy Co., Inc.                                                                              68
    713     GameStop Corp. "A"                                                                              31
                                                                                                      --------
                                                                                                            99
                                                                                                      --------
            CONSUMER ELECTRONICS (0.0%)
    700     Garmin Ltd.                                                                                     32
    497     Harman International Industries, Inc.                                                           60
                                                                                                      --------
                                                                                                            92
                                                                                                      --------
            DEPARTMENT STORES (0.1%)
  1,371     Kohl's Corp.                                                                                    90
  2,484     Macy's, Inc.                                                                                   166
  1,287     Nordstrom, Inc.                                                                                 94
                                                                                                      --------
                                                                                                           350
                                                                                                      --------
            DISTRIBUTORS (0.0%)
  1,110     Genuine Parts Co.                                                                              100
                                                                                                      --------
            FOOTWEAR (0.2%)
  4,749     NIKE, Inc. "B"                                                                                 483
                                                                                                      --------
            GENERAL MERCHANDISE STORES (0.2%)
  2,060     Dollar General Corp.                                                                           149
  1,396     Dollar Tree, Inc.*                                                                             105
    696     Family Dollar Stores, Inc.                                                                      54
  4,323     Target Corp.                                                                                   343
                                                                                                      --------
                                                                                                           651
                                                                                                      --------
            HOME FURNISHINGS (0.1%)
    859     Leggett & Platt, Inc.                                                                           41
    421     Mohawk Industries, Inc.*                                                                        78
                                                                                                      --------
                                                                                                           119
                                                                                                      --------
            HOME IMPROVEMENT RETAIL (0.5%)
  9,142     Home Depot, Inc.                                                                             1,019
  6,603     Lowe's Companies, Inc.                                                                         462
                                                                                                      --------
                                                                                                         1,481
                                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            HOMEBUILDING (0.1%)
  2,218     D.R. Horton, Inc.                                                                         $     58
  1,211     Lennar Corp. "A"                                                                                57
  2,360     PulteGroup, Inc.                                                                                45
                                                                                                      --------
                                                                                                           160
                                                                                                      --------
            HOMEFURNISHING RETAIL (0.0%)
  1,357     Bed Bath & Beyond, Inc.*                                                                        97
                                                                                                      --------
            HOTELS, RESORTS & CRUISE LINES (0.2%)
  3,058     Carnival Corp.                                                                                 142
  1,666     Marriott International, Inc. "A"                                                               130
  1,117     Royal Caribbean Cruises Ltd.                                                                    85
  1,179     Starwood Hotels & Resorts Worldwide, Inc.                                                       97
  1,010     Wyndham Worldwide Corp.                                                                         86
                                                                                                      --------
                                                                                                           540
                                                                                                      --------
            HOUSEHOLD APPLIANCES (0.0%)
    520     Whirlpool Corp.                                                                                 96
                                                                                                      --------
            HOUSEWARES & SPECIALTIES (0.0%)
  2,180     Newell Rubbermaid, Inc.                                                                         86
                                                                                                      --------
            INTERNET RETAIL (0.7%)
  2,642     Amazon.com, Inc.*                                                                            1,134
    769     Expedia, Inc.                                                                                   82
    410     Netflix, Inc.*                                                                                 256
    360     Priceline Group, Inc.*                                                                         422
    756     TripAdvisor, Inc.*                                                                              58
                                                                                                      --------
                                                                                                         1,952
                                                                                                      --------
            LEISURE PRODUCTS (0.1%)
  1,004     Hasbro, Inc.                                                                                    72
  2,013     Mattel, Inc.                                                                                    52
                                                                                                      --------
                                                                                                           124
                                                                                                      --------
            MOTORCYCLE MANUFACTURERS (0.0%)
  1,600     Harley-Davidson, Inc.                                                                           86
                                                                                                      --------
            MOVIES & ENTERTAINMENT (0.8%)
  5,579     Time Warner, Inc.                                                                              472
 12,685     Twenty-First Century Fox, Inc. "A"                                                             426
  2,735     Viacom, Inc. "B"                                                                               183
 10,828     Walt Disney Co.                                                                              1,195
                                                                                                      --------
                                                                                                         2,276
                                                                                                      --------

================================================================================

20  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            PUBLISHING (0.0%)
  1,870     Gannett Co., Inc.                                                                         $     67
  3,384     News Corp. "A"*                                                                                 51
                                                                                                      --------
                                                                                                           118
                                                                                                      --------
            RESTAURANTS (0.6%)
    211     Chipotle Mexican Grill, Inc.*                                                                  130
    842     Darden Restaurants, Inc.                                                                        55
  6,523     McDonald's Corp.                                                                               626
 10,260     Starbucks Corp.                                                                                533
  3,365     Yum! Brands, Inc.                                                                              303
                                                                                                      --------
                                                                                                         1,647
                                                                                                      --------
            SPECIALIZED CONSUMER SERVICES (0.0%)
  1,670     H&R Block, Inc.                                                                                 53
                                                                                                      --------
            SPECIALTY STORES (0.1%)
  4,347     Staples, Inc.                                                                                   72
    720     Tiffany & Co.                                                                                   67
    837     Tractor Supply Co.                                                                              73
                                                                                                      --------
                                                                                                           212
                                                                                                      --------
            TIRES & RUBBER (0.0%)
  1,619     Goodyear Tire & Rubber Co.                                                                      52
                                                                                                      --------
            Total Consumer Discretionary                                                                16,150
                                                                                                      --------
            CONSUMER STAPLES (4.3%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.1%)
  4,306     Archer-Daniels-Midland Co.                                                                     228
                                                                                                      --------
            BREWERS (0.0%)
  1,068     Molson Coors Brewing Co. "B"                                                                    78
                                                                                                      --------
            DISTILLERS & VINTNERS (0.1%)
  1,051     Brown-Forman Corp. "B"                                                                          99
  1,308     Constellation Brands, Inc. "A"                                                                 154
                                                                                                      --------
                                                                                                           253
                                                                                                      --------
            DRUG RETAIL (0.5%)
  7,982     CVS Health Corp.                                                                               817
  6,049     Walgreens Boots Alliance, Inc.                                                                 519
                                                                                                      --------
                                                                                                         1,336
                                                                                                      --------
            FOOD DISTRIBUTORS (0.1%)
  4,020     Sysco Corp.                                                                                    149
                                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            FOOD RETAIL (0.1%)
  3,334     Kroger Co.                                                                                $    243
  2,448     Whole Foods Market, Inc.                                                                       101
                                                                                                      --------
                                                                                                           344
                                                                                                      --------
            HOUSEHOLD PRODUCTS (0.8%)
    690     Clorox Co.                                                                                      74
  5,970     Colgate-Palmolive Co.                                                                          399
  2,410     Kimberly-Clark Corp.                                                                           263
 18,767     Procter & Gamble Co.                                                                         1,471
                                                                                                      --------
                                                                                                         2,207
                                                                                                      --------
            HYPERMARKETS & SUPER CENTERS (0.4%)
  2,987     Costco Wholesale Corp.                                                                         426
 11,201     Wal-Mart Stores, Inc.                                                                          832
                                                                                                      --------
                                                                                                         1,258
                                                                                                      --------
            PACKAGED FOODS & MEAT (0.7%)
  1,381     Campbell Soup Co.                                                                               67
  2,660     ConAgra Foods, Inc.                                                                            103
  4,550     General Mills, Inc.                                                                            255
    910     Hershey Co.                                                                                     85
    915     Hormel Foods Corp.                                                                              52
    828     J.M. Smucker Co.                                                                                98
  1,521     Kellogg Co.                                                                                     95
    799     Keurig Green Mountain, Inc.                                                                     69
  3,990     Kraft Foods Group, Inc.                                                                        337
  1,040     McCormick & Co., Inc.                                                                           82
  1,371     Mead Johnson Nutrition Co.                                                                     133
 11,195     Mondelez International, Inc. "A"                                                               466
  1,740     Tyson Foods, Inc. "A"                                                                           74
                                                                                                      --------
                                                                                                         1,916
                                                                                                      --------
            PERSONAL PRODUCTS (0.0%)
  1,480     Estee Lauder Companies, Inc. "A"                                                               129
                                                                                                      --------
            SOFT DRINKS (0.8%)
 27,263     Coca-Cola Co.                                                                                1,117
  1,630     Coca-Cola Enterprises, Inc.                                                                     72
  1,290     Dr. Pepper Snapple Group, Inc.                                                                  99
    992     Monster Beverage Corp.*                                                                        126
 10,284     PepsiCo, Inc.                                                                                  992
                                                                                                      --------
                                                                                                         2,406
                                                                                                      --------
            TOBACCO (0.7%)
 13,663     Altria Group, Inc.                                                                             700
  2,443     Lorillard, Inc.                                                                                177

================================================================================

22  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
 10,731     Philip Morris International, Inc.                                                         $    891
  2,254     Reynolds American, Inc.                                                                        173
                                                                                                      --------
                                                                                                         1,941
                                                                                                      --------
            Total Consumer Staples                                                                      12,245
                                                                                                      --------
            ENERGY (3.6%)
            -------------
            COAL & CONSUMABLE FUELS (0.0%)
  1,563     CONSOL Energy, Inc.                                                                             43
                                                                                                      --------
            INTEGRATED OIL & GAS (1.5%)
 13,156     Chevron Corp.                                                                                1,355
 29,078     Exxon Mobil Corp.                                                                            2,477
  5,229     Occidental Petroleum Corp.                                                                     409
                                                                                                      --------
                                                                                                         4,241
                                                                                                      --------
            OIL & GAS DRILLING (0.1%)
    172     Diamond Offshore Drilling, Inc.                                                                  5
  1,820     Ensco plc "A"                                                                                   43
    731     Helmerich & Payne, Inc.                                                                         53
  1,881     Noble Corp. plc                                                                                 32
  2,588     Transocean Ltd.                                                                                 49
                                                                                                      --------
                                                                                                           182
                                                                                                      --------
            OIL & GAS EQUIPMENT & SERVICES (0.5%)
  2,950     Baker Hughes, Inc.                                                                             190
  1,400     Cameron International Corp.*                                                                    72
  1,408     FMC Technologies, Inc.*                                                                         59
  5,767     Halliburton Co.                                                                                261
  2,783     National Oilwell Varco, Inc.                                                                   137
  9,032     Schlumberger Ltd.                                                                              820
                                                                                                      --------
                                                                                                         1,539
                                                                                                      --------
            OIL & GAS EXPLORATION & PRODUCTION (0.9%)
  3,439     Anadarko Petroleum Corp.                                                                       288
  2,928     Apache Corp.                                                                                   175
  2,805     Cabot Oil & Gas Corp.                                                                           95
  4,021     Chesapeake Energy Corp.                                                                         57
    595     Cimarex Energy Co.                                                                              69
  8,359     ConocoPhillips                                                                                 532
  2,623     Devon Energy Corp.                                                                             171
  3,723     EOG Resources, Inc.                                                                            330
  1,031     EQT Corp.                                                                                       88
  1,830     Hess Corp.                                                                                     124
  4,581     Marathon Oil Corp.                                                                             125
  1,141     Murphy Oil Corp.                                                                                50
  1,091     Newfield Exploration Co.*                                                                       41

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
  2,625     Noble Energy, Inc.                                                                        $    115
  1,011     Pioneer Natural Resources Co.                                                                  149
  1,221     QEP Resources, Inc.                                                                             23
  1,125     Range Resources Corp.                                                                           62
  2,609     Southwestern Energy Co.*                                                                        67
                                                                                                      --------
                                                                                                         2,561
                                                                                                      --------
            OIL & GAS REFINING & MARKETING (0.3%)
  1,895     Marathon Petroleum Corp.                                                                       196
  4,212     Phillips 66                                                                                    333
    970     Tesoro Corp.                                                                                    86
  3,494     Valero Energy Corp.                                                                            207
                                                                                                      --------
                                                                                                           822
                                                                                                      --------
            OIL & GAS STORAGE & TRANSPORTATION (0.3%)
 11,566     Kinder Morgan, Inc.                                                                            480
  1,414     ONEOK, Inc.                                                                                     59
  4,554     Spectra Energy Corp.                                                                           160
  4,568     Williams Companies, Inc.                                                                       234
                                                                                                      --------
                                                                                                           933
                                                                                                      --------
            Total Energy                                                                                10,321
                                                                                                      --------
            FINANCIALS (7.4%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.6%)
    330     Affiliated Managers Group, Inc.*                                                                74
  1,419     Ameriprise Financial, Inc.                                                                     177
  7,561     Bank of New York Mellon Corp.                                                                  328
    986     BlackRock, Inc.                                                                                360
  2,500     Franklin Resources, Inc.                                                                       127
  3,240     Invesco Ltd.                                                                                   129
    750     Legg Mason, Inc.                                                                                40
  1,489     Northern Trust Corp.(i)                                                                        111
  2,798     State Street Corp.                                                                             218
  1,970     T. Rowe Price Group, Inc.                                                                      159
                                                                                                      --------
                                                                                                         1,723
                                                                                                      --------
            CONSUMER FINANCE (0.4%)
  5,949     American Express Co.                                                                           474
  4,217     Capital One Financial Corp.                                                                    352
  3,494     Discover Financial Services                                                                    204
  2,650     Navient Corp.                                                                                   51
                                                                                                      --------
                                                                                                         1,081
                                                                                                      --------
            DIVERSIFIED BANKS (2.3%)
 74,148     Bank of America Corp.                                                                        1,223
 21,048     Citigroup, Inc.                                                                              1,138

================================================================================

24  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
  1,300     Comerica, Inc.                                                                            $     64
 25,866     JPMorgan Chase & Co.                                                                         1,702
 12,089     U.S. Bancorp                                                                                   521
 32,450     Wells Fargo & Co.                                                                            1,816
                                                                                                      --------
                                                                                                         6,464
                                                                                                      --------
            INSURANCE BROKERS (0.1%)
  1,898     Aon plc                                                                                        192
  3,656     Marsh & McLennan Companies, Inc.                                                               213
                                                                                                      --------
                                                                                                           405
                                                                                                      --------
            INVESTMENT BANKING & BROKERAGE (0.4%)
  7,830     Charles Schwab Corp.                                                                           248
  2,079     E*Trade Financial Corp.*                                                                        61
  2,750     Goldman Sachs Group, Inc.                                                                      567
 10,464     Morgan Stanley                                                                                 400
                                                                                                      --------
                                                                                                         1,276
                                                                                                      --------
            LIFE & HEALTH INSURANCE (0.4%)
  2,770     AFLAC, Inc.                                                                                    172
  1,769     Lincoln National Corp.                                                                         101
  8,516     MetLife, Inc.                                                                                  445
  1,820     Principal Financial Group, Inc.                                                                 94
  3,081     Prudential Financial, Inc.                                                                     261
  1,113     Torchmark Corp.                                                                                 63
  1,250     Unum Group                                                                                      44
                                                                                                      --------
                                                                                                         1,180
                                                                                                      --------
            MULTI-LINE INSURANCE (0.3%)
  9,316     American International Group, Inc.                                                             546
    684     Assurant, Inc.                                                                                  45
  3,680     Genworth Financial, Inc. "A"*                                                                   29
  2,900     Hartford Financial Services Group, Inc.                                                        119
  2,116     Loews Corp.                                                                                     85
                                                                                                      --------
                                                                                                           824
                                                                                                      --------
            MULTI-SECTOR HOLDINGS (0.7%)
 12,638     Berkshire Hathaway, Inc. "B"*                                                                1,807
  2,025     Leucadia National Corp.                                                                         50
                                                                                                      --------
                                                                                                         1,857
                                                                                                      --------
            PROPERTY & CASUALTY INSURANCE (0.4%)
  2,221     ACE Ltd.                                                                                       236
  3,040     Allstate Corp.                                                                                 205
  1,560     Chubb Corp.                                                                                    152
    970     Cincinnati Financial Corp.                                                                      49
  2,257     Progressive Corp.                                                                               62

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
  2,350     Travelers Companies, Inc.                                                                 $    238
  2,680     XL Group plc                                                                                   101
                                                                                                      --------
                                                                                                         1,043
                                                                                                      --------
            REAL ESTATE SERVICES (0.0%)
  1,990     CBRE Group, Inc. "A"*                                                                           76
                                                                                                      --------
            REGIONAL BANKS (0.4%)
  4,893     BB&T Corp.                                                                                     193
  5,810     Fifth Third Bancorp                                                                            118
  5,200     Huntington Bancshares, Inc.                                                                     58
  6,620     KeyCorp                                                                                         96
    744     M&T Bank Corp.                                                                                  90
  1,000     People's United Financial, Inc.                                                                 15
  3,534     PNC Financial Services Group, Inc.                                                             338
  9,790     Regions Financial Corp.                                                                         99
  3,560     SunTrust Banks, Inc.                                                                           152
  1,440     Zions Bancorp                                                                                   42
                                                                                                      --------
                                                                                                         1,201
                                                                                                      --------
            REITs - HEALTH CARE (0.2%)
  3,128     HCP, Inc.                                                                                      121
  2,372     Health Care REIT, Inc.                                                                         167
  2,245     Ventas, Inc.                                                                                   149
                                                                                                      --------
                                                                                                           437
                                                                                                      --------
            REITs - HOTEL & RESORT (0.0%)
  5,142     Host Hotels & Resorts, Inc.                                                                    102
                                                                                                      --------
            REITs - INDUSTRIAL (0.0%)
  3,447     ProLogis, Inc.                                                                                 136
                                                                                                      --------
            REITs - OFFICE (0.1%)
  1,050     Boston Properties, Inc.                                                                        137
    669     SL Green Realty Corp.                                                                           79
  1,238     Vornado Realty Trust                                                                           124
                                                                                                      --------
                                                                                                           340
                                                                                                      --------
            REITs - RESIDENTIAL (0.2%)
    998     Apartment Investment & Management Co. "A"                                                       38
    897     AvalonBay Communities, Inc.                                                                    149
  2,470     Equity Residential                                                                             184
    507     Essex Property Trust, Inc.                                                                     113
                                                                                                      --------
                                                                                                           484
                                                                                                      --------
            REITs - RETAIL (0.3%)
  4,318     General Growth Properties, Inc.                                                                122
  2,670     Kimco Realty Corp.                                                                              64

================================================================================

26  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
    894     Macerich Co.                                                                              $     74
  1,531     Realty Income Corp.                                                                             70
  2,415     Simon Property Group, Inc.                                                                     438
                                                                                                      --------
                                                                                                           768
                                                                                                      --------
            REITs - SPECIALIZED (0.3%)
  2,869     American Tower Corp.                                                                           266
  2,225     Crown Castle International Corp.                                                               182
  1,246     Iron Mountain, Inc.                                                                             45
  1,185     Plum Creek Timber Co., Inc.                                                                     49
    985     Public Storage                                                                                 191
  3,563     Weyerhaeuser Co.                                                                               116
                                                                                                      --------
                                                                                                           849
                                                                                                      --------
            SPECIALIZED FINANCE (0.3%)
  2,153     CME Group, Inc.                                                                                203
    760     Intercontinental Exchange, Inc.                                                                180
  1,907     McGraw Hill Financial, Inc.                                                                    198
  1,370     Moody's Corp.                                                                                  148
    840     NASDAQ OMX Group, Inc.                                                                          43
                                                                                                      --------
                                                                                                           772
                                                                                                      --------
            THRIFTS & MORTGAGE FINANCE (0.0%)
  3,630     Hudson City Bancorp, Inc.                                                                       35
                                                                                                      --------
            Total Financials                                                                            21,053
                                                                                                      --------
            HEALTH CARE (6.9%)
            ------------------
            BIOTECHNOLOGY (1.4%)
  1,539     Alexion Pharmaceuticals, Inc.*                                                                 252
  5,213     Amgen, Inc.                                                                                    815
  1,628     Biogen, Inc.*                                                                                  646
  5,555     Celgene Corp.*                                                                                 636
 10,333     Gilead Sciences, Inc.*                                                                       1,160
    500     Regeneron Pharmaceuticals, Inc.*                                                               256
  1,881     Vertex Pharmaceuticals, Inc.*                                                                  242
                                                                                                      --------
                                                                                                         4,007
                                                                                                      --------
            HEALTH CARE DISTRIBUTORS (0.3%)
  1,410     AmerisourceBergen Corp.                                                                        159
  2,310     Cardinal Health, Inc.                                                                          204
    568     Henry Schein, Inc.*                                                                             80
  1,580     McKesson Corp.                                                                                 375
    720     Patterson Companies, Inc.                                                                       34
                                                                                                      --------
                                                                                                           852
                                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            HEALTH CARE EQUIPMENT (1.0%)
 10,242     Abbott Laboratories                                                                       $    498
  3,673     Baxter International, Inc.                                                                     245
  1,623     Becton, Dickinson & Co.                                                                        228
  9,031     Boston Scientific Corp.*                                                                       165
    470     C.R. Bard, Inc.                                                                                 80
    732     Edwards Lifesciences Corp.*                                                                     96
    230     Intuitive Surgical, Inc.*                                                                      112
  9,914     Medtronic plc                                                                                  756
  1,909     St. Jude Medical, Inc.                                                                         141
  2,030     Stryker Corp.                                                                                  195
    810     Varian Medical Systems, Inc.*                                                                   70
  1,130     Zimmer Holdings, Inc.                                                                          129
                                                                                                      --------
                                                                                                         2,715
                                                                                                      --------
            HEALTH CARE FACILITIES (0.1%)
  1,999     HCA Holdings, Inc.*                                                                            164
    817     Tenet Healthcare Corp.*                                                                         43
    617     Universal Health Services, Inc. "B"                                                             80
                                                                                                      --------
                                                                                                           287
                                                                                                      --------
            HEALTH CARE SERVICES (0.2%)
  1,140     DaVita HealthCare Partners, Inc.*                                                               95
  4,934     Express Scripts Holdings Co.*                                                                  430
    779     Laboratory Corp. of America Holdings*                                                           92
    979     Quest Diagnostics, Inc.                                                                         74
                                                                                                      --------
                                                                                                           691
                                                                                                      --------
            HEALTH CARE SUPPLIES (0.0%)
  1,150     DENTSPLY International, Inc.                                                                    60
                                                                                                      --------
            HEALTH CARE TECHNOLOGY (0.1%)
  2,070     Cerner Corp.*                                                                                  139
                                                                                                      --------
            LIFE SCIENCES TOOLS & SERVICES (0.2%)
  2,065     Agilent Technologies, Inc.                                                                      85
    680     PerkinElmer, Inc.                                                                               36
  2,693     Thermo Fisher Scientific, Inc.                                                                 349
    690     Waters Corp.*                                                                                   92
                                                                                                      --------
                                                                                                           562
                                                                                                      --------
            MANAGED HEALTH CARE (0.7%)
  2,388     Aetna, Inc.                                                                                    282
  1,811     Anthem, Inc.                                                                                   304
  1,755     Cigna Corp.                                                                                    247

================================================================================

28  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
  1,000     Humana, Inc.                                                                              $    215
  6,668     UnitedHealth Group, Inc.                                                                       801
                                                                                                      --------
                                                                                                         1,849
                                                                                                      --------
            PHARMACEUTICALS (2.9%)
 10,819     AbbVie, Inc.                                                                                   720
  2,709     Actavis plc*                                                                                   831
 11,532     Bristol-Myers Squibb Co.                                                                       745
  6,636     Eli Lilly and Co.                                                                              524
  1,204     Endo International plc*                                                                        101
  1,164     Hospira, Inc.*                                                                                 103
 19,289     Johnson & Johnson                                                                            1,932
    790     Mallinckrodt plc*                                                                              102
 19,690     Merck & Co., Inc.                                                                            1,199
  3,019     Mylan N.V.*                                                                                    219
  1,050     Perrigo Co. plc                                                                                200
 42,519     Pfizer, Inc.                                                                                 1,477
  3,398     Zoetis, Inc.                                                                                   169
                                                                                                      --------
                                                                                                         8,322
                                                                                                      --------
            Total Health Care                                                                           19,484
                                                                                                      --------
            INDUSTRIALS (4.7%)
            ------------------
            AEROSPACE & DEFENSE (1.2%)
  4,568     Boeing Co.                                                                                     642
  2,449     General Dynamics Corp.                                                                         343
  5,313     Honeywell International, Inc.                                                                  554
    447     L-3 Communications Holdings, Inc.                                                               53
  1,795     Lockheed Martin Corp.                                                                          338
  1,346     Northrop Grumman Corp.                                                                         214
  1,010     Precision Castparts Corp.                                                                      214
  2,085     Raytheon Co.                                                                                   215
  1,090     Rockwell Collins, Inc.                                                                         104
  2,070     Textron, Inc.                                                                                   93
  5,622     United Technologies Corp.                                                                      659
                                                                                                      --------
                                                                                                         3,429
                                                                                                      --------
            AGRICULTURAL & FARM MACHINERY (0.1%)
  2,480     Deere & Co.                                                                                    232
                                                                                                      --------
            AIR FREIGHT & LOGISTICS (0.3%)
    955     C.H. Robinson Worldwide, Inc.                                                                   59
  1,143     Expeditors International of Washington, Inc.                                                    52
  1,789     FedEx Corp.                                                                                    310
  4,716     United Parcel Service, Inc. "B"                                                                468
                                                                                                      --------
                                                                                                           889
                                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            AIRLINES (0.2%)
  4,899     American Airlines Group, Inc.                                                             $    208
  5,595     Delta Air Lines, Inc.                                                                          240
  5,187     Southwest Airlines Co.                                                                         192
                                                                                                      --------
                                                                                                           640
                                                                                                      --------
            BUILDING PRODUCTS (0.0%)
    613     Allegion plc                                                                                    38
  2,230     Masco Corp.                                                                                     61
                                                                                                      --------
                                                                                                            99
                                                                                                      --------
            CONSTRUCTION & ENGINEERING (0.0%)
  1,020     Fluor Corp.                                                                                     57
    870     Jacobs Engineering Group, Inc.*                                                                 38
  1,370     Quanta Services, Inc.*                                                                          40
                                                                                                      --------
                                                                                                           135
                                                                                                      --------
            CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.3%)
  4,115     Caterpillar, Inc.                                                                              351
  1,144     Cummins, Inc.                                                                                  155
    660     Joy Global, Inc.                                                                                26
  2,754     PACCAR, Inc.                                                                                   175
                                                                                                      --------
                                                                                                           707
                                                                                                      --------
            DIVERSIFIED SUPPORT SERVICES (0.0%)
    670     Cintas Corp.                                                                                    58
                                                                                                      --------
            ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
  1,637     AMETEK, Inc.                                                                                    88
  3,221     Eaton Corp. plc                                                                                231
  5,325     Emerson Electric Co.                                                                           321
    980     Rockwell Automation, Inc.                                                                      120
                                                                                                      --------
                                                                                                           760
                                                                                                      --------
            ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
  2,211     Republic Services, Inc.                                                                         89
    480     Stericycle, Inc.*                                                                               66
  2,609     Waste Management, Inc.                                                                         130
                                                                                                      --------
                                                                                                           285
                                                                                                      --------
            HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
    766     Robert Half International, Inc.                                                                 43
                                                                                                      --------
            INDUSTRIAL CONGLOMERATES (1.1%)
  4,308     3M Co.                                                                                         685
  4,168     Danaher Corp.                                                                                  360

================================================================================

30  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
 69,827     General Electric Co.                                                                      $  1,904
    696     Roper Industries, Inc.                                                                         122
                                                                                                      --------
                                                                                                         3,071
                                                                                                      --------
            INDUSTRIAL MACHINERY (0.4%)
  1,306     Dover Corp.                                                                                     98
  1,268     Flowserve Corp.                                                                                 70
  2,480     Illinois Tool Works, Inc.                                                                      232
  1,614     Ingersoll-Rand plc                                                                             111
    850     Pall Corp.                                                                                     106
    940     Parker-Hannifin Corp.                                                                          113
  1,168     Pentair plc                                                                                     75
    451     Snap-On, Inc.                                                                                   70
    983     Stanley Black & Decker, Inc.                                                                   101
  1,040     Xylem, Inc.                                                                                     38
                                                                                                      --------
                                                                                                         1,014
                                                                                                      --------
            OFFICE SERVICES & SUPPLIES (0.0%)
  1,260     Pitney Bowes, Inc.                                                                              28
                                                                                                      --------
            RAILROADS (0.4%)
  7,340     CSX Corp.                                                                                      250
    685     Kansas City Southern                                                                            62
  2,086     Norfolk Southern Corp.                                                                         192
  6,102     Union Pacific Corp.                                                                            616
                                                                                                      --------
                                                                                                         1,120
                                                                                                      --------
            RESEARCH & CONSULTING SERVICES (0.1%)
    230     Dun & Bradstreet Corp.                                                                          29
    720     Equifax, Inc.                                                                                   72
  2,884     Nielsen N.V.                                                                                   130
                                                                                                      --------
                                                                                                           231
                                                                                                      --------
            SECURITY & ALARM SERVICES (0.1%)
  1,054     ADT Corp.                                                                                       38
  2,822     Tyco International plc                                                                         114
                                                                                                      --------
                                                                                                           152
                                                                                                      --------
            TRADING COMPANIES & DISTRIBUTORS (0.1%)
  1,860     Fastenal Co.                                                                                    77
    655     United Rentals, Inc.*                                                                           58
    480     W.W. Grainger, Inc.                                                                            116
                                                                                                      --------
                                                                                                           251
                                                                                                      --------
            TRUCKING (0.0%)
    360     Ryder System, Inc.                                                                              33
                                                                                                      --------
            Total Industrials                                                                           13,177
                                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY (9.2%)
            -----------------------------
            APPLICATION SOFTWARE (0.3%)
  3,230     Adobe Systems, Inc.*                                                                      $    255
  1,539     Autodesk, Inc.*                                                                                 83
  1,224     Citrix Systems, Inc.*                                                                           80
  1,878     Intuit, Inc.                                                                                   196
  4,106     salesforce.com, Inc.*                                                                          299
                                                                                                      --------
                                                                                                           913
                                                                                                      --------
            COMMUNICATIONS EQUIPMENT (0.8%)
 35,415     Cisco Systems, Inc.                                                                          1,038
    561     F5 Networks, Inc.*                                                                              70
    790     Harris Corp.                                                                                    63
  2,447     Juniper Networks, Inc.                                                                          68
  1,756     Motorola Solutions, Inc.                                                                       104
 11,320     QUALCOMM, Inc.                                                                                 789
                                                                                                      --------
                                                                                                         2,132
                                                                                                      --------
            DATA PROCESSING & OUTSOURCED SERVICES (0.9%)
    427     Alliance Data Systems Corp.*                                                                   127
  3,233     Automatic Data Processing, Inc.                                                                277
    900     Computer Sciences Corp.                                                                         62
  1,935     Fidelity National Information Services, Inc.                                                   121
  1,700     Fiserv, Inc.*                                                                                  136
  6,625     MasterCard, Inc. "A"                                                                           611
  2,218     Paychex, Inc.                                                                                  110
    967     Total System Services, Inc.                                                                     40
 13,310     Visa, Inc. "A"                                                                                 914
  4,051     Western Union Co.                                                                               89
  6,735     Xerox Corp.                                                                                     77
                                                                                                      --------
                                                                                                         2,564
                                                                                                      --------
            ELECTRONIC COMPONENTS (0.1%)
  2,540     Amphenol Corp. "A"                                                                             145
  8,629     Corning, Inc.                                                                                  180
                                                                                                      --------
                                                                                                           325
                                                                                                      --------
            ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
    730     FLIR Systems, Inc.                                                                              22
                                                                                                      --------
            ELECTRONIC MANUFACTURING SERVICES (0.1%)
  2,757     TE Connectivity Ltd.                                                                           190
                                                                                                      --------
            HOME ENTERTAINMENT SOFTWARE (0.1%)
  2,111     Electronic Arts, Inc.*                                                                         132
                                                                                                      --------

================================================================================

32  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            INTERNET SOFTWARE & SERVICES (1.5%)
  1,250     Akamai Technologies, Inc.*                                                                $     95
  7,474     eBay, Inc.*                                                                                    459
    384     Equinix, Inc.                                                                                  103
 14,564     Facebook, Inc. "A"*                                                                          1,153
  1,982     Google, Inc. "A"*                                                                            1,081
  1,978     Google, Inc. "C"*                                                                            1,052
    690     VeriSign, Inc.*                                                                                 44
  6,039     Yahoo! Inc.*                                                                                   259
                                                                                                      --------
                                                                                                         4,246
                                                                                                      --------
            IT CONSULTING & OTHER SERVICES (0.6%)
  4,263     Accenture plc "A"                                                                              410
  4,220     Cognizant Technology Solutions Corp. "A"*                                                      273
  6,377     International Business Machines Corp.                                                        1,082
  1,005     Teradata Corp.*                                                                                 39
                                                                                                      --------
                                                                                                         1,804
                                                                                                      --------
            SEMICONDUCTOR EQUIPMENT (0.1%)
  9,548     Applied Materials, Inc.                                                                        192
  1,029     KLA-Tencor Corp.                                                                                62
  1,046     Lam Research Corp.                                                                              86
                                                                                                      --------
                                                                                                           340
                                                                                                      --------
            SEMICONDUCTORS (1.0%)
  2,050     Altera Corp.                                                                                   100
  2,280     Analog Devices, Inc.                                                                           155
  1,821     Avago Technologies Ltd.                                                                        270
  3,700     Broadcom Corp. "A"                                                                             210
    511     First Solar, Inc.*                                                                              25
 32,856     Intel Corp.                                                                                  1,132
  1,461     Linear Technology Corp.                                                                         70
  1,370     Microchip Technology, Inc.                                                                      67
  7,311     Micron Technology, Inc.*                                                                       204
  3,504     NVIDIA Corp.                                                                                    78
  1,295     Skyworks Solutions, Inc.                                                                       142
  7,255     Texas Instruments, Inc.                                                                        406
  1,774     Xilinx, Inc.                                                                                    84
                                                                                                      --------
                                                                                                         2,943
                                                                                                      --------
            SYSTEMS SOFTWARE (1.4%)
  2,000     CA, Inc.                                                                                        61
 56,914     Microsoft Corp.(g)                                                                           2,667
 22,239     Oracle Corp.                                                                                   967

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
  1,425     Red Hat, Inc.*                                                                            $    110
  4,631     Symantec Corp.                                                                                 114
                                                                                                      --------
                                                                                                         3,919
                                                                                                      --------
            TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (2.3%)
 40,410     Apple, Inc.                                                                                  5,265
 13,494     EMC Corp.                                                                                      355
 13,355     Hewlett-Packard Co.                                                                            446
  2,010     NetApp, Inc.                                                                                    67
  1,560     SanDisk Corp.                                                                                  107
  2,228     Seagate Technology plc                                                                         124
  1,473     Western Digital Corp.                                                                          143
                                                                                                      --------
                                                                                                         6,507
                                                                                                      --------
            Total Information Technology                                                                26,037
                                                                                                      --------
            MATERIALS (1.5%)
            ----------------
            ALUMINUM (0.0%)
  8,095     Alcoa, Inc.                                                                                    101
                                                                                                      --------
            COMMODITY CHEMICALS (0.1%)
  2,687     LyondellBasell Industries N.V. "A"                                                             272
                                                                                                      --------
            CONSTRUCTION MATERIALS (0.1%)
    419     Martin Marietta Materials, Inc.                                                                 62
    896     Vulcan Materials Co.                                                                            81
                                                                                                      --------
                                                                                                           143
                                                                                                      --------
            DIVERSIFIED CHEMICALS (0.3%)
  7,387     Dow Chemical Co.                                                                               385
  6,146     E.I. du Pont de Nemours & Co.                                                                  436
    940     Eastman Chemical Co.                                                                            72
    905     FMC Corp.                                                                                       52
                                                                                                      --------
                                                                                                           945
                                                                                                      --------
            DIVERSIFIED METALS & MINING (0.1%)
  7,058     Freeport-McMoRan, Inc.                                                                         139
                                                                                                      --------
            FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
    407     CF Industries Holdings, Inc.                                                                   128
  3,276     Monsanto Co.                                                                                   383
  1,956     Mosaic Co.                                                                                      90
                                                                                                      --------
                                                                                                           601
                                                                                                      --------
            GOLD (0.0%)
  3,318     Newmont Mining Corp.                                                                            90
                                                                                                      --------

================================================================================

34  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES  SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
           INDUSTRIAL GASES (0.2%)
  1,242    Air Products & Chemicals, Inc.                                                             $    182
    526    Airgas, Inc.                                                                                     54
  2,028    Praxair, Inc.                                                                                   249
                                                                                                      --------
                                                                                                           485
                                                                                                      --------
           METAL & GLASS CONTAINERS (0.0%)
  1,366    Ball Corp.                                                                                       97
    950    Owens-Illinois, Inc.*                                                                            23
                                                                                                      --------
                                                                                                           120
                                                                                                      --------
           PAPER PACKAGING (0.1%)
    660    Avery Dennison Corp.                                                                             41
  1,340    MeadWestvaco Corp.                                                                               68
  1,361    Sealed Air Corp.                                                                                 66
                                                                                                      --------
                                                                                                           175
                                                                                                      --------
           PAPER PRODUCTS (0.1%)
  3,370    International Paper Co.                                                                         175
                                                                                                      --------
           SPECIALTY CHEMICALS (0.3%)
  1,828    Ecolab, Inc.                                                                                    210
    570    International Flavors & Fragrances, Inc.                                                         68
  1,057    PPG Industries, Inc.                                                                            242
    520    Sherwin-Williams Co.                                                                            150
    950    Sigma-Aldrich Corp.                                                                             132
                                                                                                      --------
                                                                                                           802
                                                                                                      --------
           STEEL (0.0%)
    626    Allegheny Technologies, Inc.                                                                     20
  1,881    Nucor Corp.                                                                                      89
                                                                                                      --------
                                                                                                           109
                                                                                                      --------
           Total Materials                                                                               4,157
                                                                                                      --------
           TELECOMMUNICATION SERVICES (1.0%)
           ---------------------------------
           ALTERNATIVE CARRIERS (0.0%)
  1,946    Level 3 Communications, Inc.*                                                                   108
                                                                                                      --------
           INTEGRATED TELECOMMUNICATION SERVICES (1.0%)
 36,008    AT&T, Inc.                                                                                    1,244
  4,402    CenturyLink, Inc.                                                                               147
  7,613    Frontier Communications Corp.                                                                    39
 28,828    Verizon Communications, Inc.                                                                  1,425
                                                                                                      --------
                                                                                                         2,855
                                                                                                      --------
           Total Telecommunication Services                                                              2,963
                                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            UTILITIES (1.4%)
            ----------------
            ELECTRIC UTILITIES (0.8%)
  3,324     American Electric Power Co., Inc.                                                         $    187
  4,803     Duke Energy Corp.                                                                              364
  2,212     Edison International                                                                           134
  1,130     Entergy Corp.                                                                                   86
  2,230     Eversource Energy                                                                              110
  5,836     Exelon Corp.                                                                                   197
  2,859     FirstEnergy Corp.                                                                              102
  3,140     NextEra Energy, Inc.                                                                           321
  1,750     Pepco Holdings, Inc.                                                                            48
    850     Pinnacle West Capital Corp.                                                                     52
  4,865     PPL Corp.                                                                                      169
  7,069     Southern Co.                                                                                   309
  3,434     Xcel Energy, Inc.                                                                              117
                                                                                                      --------
                                                                                                         2,196
                                                                                                      --------
            GAS UTILITIES (0.0%)
    813     AGL Resources, Inc.                                                                             41
                                                                                                      --------
            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
  4,388     AES Corp.                                                                                       59
  2,292     NRG Energy, Inc.                                                                                58
                                                                                                      --------
                                                                                                           117
                                                                                                      --------
            MULTI-UTILITIES (0.5%)
  1,840     Ameren Corp.                                                                                    74
  2,918     CenterPoint Energy, Inc.                                                                        60
  1,590     CMS Energy Corp.                                                                                54
  1,988     Consolidated Edison, Inc.                                                                      123
  3,992     Dominion Resources, Inc.                                                                       282
  1,203     DTE Energy Co.                                                                                  95
    601     Integrys Energy Group, Inc.                                                                     43
  2,170     NiSource, Inc.                                                                                 102
  3,233     PG&E Corp.                                                                                     173
  3,435     Public Service Enterprise Group, Inc.                                                          146
    899     SCANA Corp.                                                                                     48
  1,571     Sempra Energy                                                                                  169
  1,670     TECO Energy, Inc.                                                                               32
  1,740     Wisconsin Energy Corp.                                                                          84
                                                                                                      --------
                                                                                                         1,485
                                                                                                      --------
            Total Utilities                                                                              3,839
                                                                                                      --------
            Total Blue Chip Stocks (cost: $62,864)                                                     129,426
                                                                                                      --------

================================================================================

36  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            RIGHTS (0.0%)

            CONSUMER STAPLES (0.0%)
            -----------------------
            FOOD RETAIL (0.0%)
  1,460     Safeway Casa Ley CVR*(j)                                                                  $      -
  1,460     Safeway PDC, LLC CVR*(j)                                                                         -
                                                                                                      --------
                                                                                                             -
                                                                                                      --------
            Total Consumer Staples                                                                           -
                                                                                                      --------
            Total Rights (cost: $2)                                                                          -
                                                                                                      --------

            EXCHANGE-TRADED FUNDS (0.1%)
  1,000     SPDR S&P 500 ETF Trust (cost $208)                                                             211
                                                                                                      --------
            Total Equity Securities (cost: $63,074)                                                    129,637
                                                                                                      --------

            TOTAL INVESTMENTS (COST: $214,461)                                                        $285,511
                                                                                                      ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

--------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                       VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------------
                                                (LEVEL 1)               (LEVEL 2)         (LEVEL 3)
                                            QUOTED PRICES       OTHER SIGNIFICANT       SIGNIFICANT
                                        IN ACTIVE MARKETS              OBSERVABLE      UNOBSERVABLE
ASSETS                               FOR IDENTICAL ASSETS                  INPUTS            INPUTS      TOTAL
--------------------------------------------------------------------------------------------------------------
Tax-Exempt Bonds                                 $      -                $147,429                $-   $147,429
Tax-Exempt Money Market Instruments:
  Variable-Rate Demand Notes                            -                   7,545                 -      7,545
  Money Market Funds                                  900                       -                 -        900
Blue Chip Stocks                                  129,426                       -                 -    129,426
Rights                                                  -                       -                 -          -
Exchange-Traded Funds                                 211                       -                 -        211
--------------------------------------------------------------------------------------------------------------
Total                                            $130,537                $154,974                $-   $285,511
--------------------------------------------------------------------------------------------------------------

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                                                                        RIGHTS
--------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2014                                                                                  $-
Purchases                                                                                                    2
Sales                                                                                                        -
Transfers into Level 3                                                                                       -
Transfers out of Level 3                                                                                     -
Net realized gain (loss) on investments                                                                      -
Change in net unrealized appreciation/depreciation of investments                                           (2)
--------------------------------------------------------------------------------------------------------------
Balance as of May 31, 2015                                                                                  $-
--------------------------------------------------------------------------------------------------------------

For the period of June 1, 2014, through May 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

38  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2015

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    VARIABLE-RATE DEMAND NOTES (VRDNs) - provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

    RIGHTS - enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

    CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

    interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by one of the following: ACA Financial Guaranty Corp., AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Build America Mutual Assurance Corp., Financial Guaranty Insurance Co., or National Public Finance Guarantee Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand by JPMorgan Chase Bank, N.A.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments are guaranteed by a nonbank guarantee agreement from Texas Permanent School Fund.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    EDA    Economic Development Authority
    IDA    Industrial Development Authority/Agency
    ISD    Independent School District
    MTA    Metropolitan Transportation Authority
    PRE    Prerefunded to a date prior to maturity
    REIT   Real estate investment trust
    USD    Unified School District

================================================================================

40  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

o   SPECIFIC NOTES

    (a) At May 31, 2015, the aggregate market value of securities purchased on a delayed-delivery basis was $4,218,000, all of which were when-issued.

    (b) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (c) Pay-in-kind (PIK) - Security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (d) Security deemed illiquid by the USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board). The aggregate market value of these securities at May 31, 2015, was $281,000, which represented 0.1% of the Fund's net assets.

    (e) Up to 6.05% of the 7.00% coupon may be PIK.

    (f) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (g) At May 31, 2015, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (h) Rate represents the money market fund annualized seven-day yield at May 31, 2015.

    (i) Northern Trust Corp. is the parent of Northern Trust Investments, Inc., which is the subadviser of the Fund.

    (j) Security was fair valued at May 31, 2015, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was zero.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $214,461)                            $285,511
   Cash                                                                                          350
   Receivables:
       Capital shares sold                                                                       391
       Dividends and interest                                                                  2,193
       Securities sold                                                                         1,754
                                                                                            --------
           Total assets                                                                      290,199
                                                                                            --------
LIABILITIES
   Payables:
       Securities purchased                                                                    6,811
       Capital shares redeemed                                                                     7
   Accrued management fees                                                                       111
   Accrued transfer agent's fees                                                                   6
   Other accrued expenses and payables                                                            83
                                                                                            --------
           Total liabilities                                                                   7,018
                                                                                            --------
              Net assets applicable to capital shares outstanding                           $283,181
                                                                                            ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                          $225,338
   Accumulated undistributed net investment income                                             1,750
   Accumulated net realized loss on investments                                              (14,957)
   Net unrealized appreciation of investments                                                 71,050
                                                                                            --------
              Net assets applicable to capital shares outstanding                           $283,181
                                                                                            ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                            16,200
                                                                                            ========
   Net asset value, redemption price, and offering price per share                          $  17.48
                                                                                            ========

See accompanying notes to financial statements.

================================================================================

42      | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                                 $ 2,812
   Interest                                                                                    5,913
                                                                                             -------
            Total income                                                                       8,725
                                                                                             -------
EXPENSES
   Management fees                                                                             1,226
   Administration and servicing fees                                                             375
   Transfer agent's fees                                                                         212
   Custody and accounting fees                                                                   131
   Postage                                                                                        13
   Shareholder reporting fees                                                                     21
   Trustees' fees                                                                                 25
   Registration fees                                                                              40
   Professional fees                                                                              85
   Other                                                                                           9
                                                                                             -------
            Total expenses                                                                     2,137
                                                                                             -------
NET INVESTMENT INCOME                                                                          6,588
                                                                                             -------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                             538
   Change in net unrealized appreciation/depreciation                                          7,330
                                                                                             -------
            Net realized and unrealized gain                                                   7,868
                                                                                             -------
   Increase in net assets resulting from operations                                          $14,456
                                                                                             =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------

                                                                           2015                2014
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                               $  6,588            $  5,225
   Net realized gain(loss) on investments                                   538              (1,160)
   Change in net unrealized appreciation/depreciation
      of investments                                                      7,330              17,257
                                                                       ----------------------------
   Increase in net assets resulting from operations                      14,456              21,322
                                                                       ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 (5,817)             (5,005)
                                                                       ----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                             83,146              35,131
   Reinvested dividends                                                   5,459               4,697
   Cost of shares redeemed                                              (35,508)            (23,161)
                                                                       ----------------------------
      Increase in net assets from capital share transactions             53,097              16,667
                                                                       ----------------------------
   Net increase in net assets                                            61,736              32,984

NET ASSETS
   Beginning of year                                                    221,445             188,461
                                                                       ----------------------------
   End of year                                                         $283,181            $221,445
                                                                       ============================
Accumulated undistributed net investment income:
   End of year                                                         $  1,750            $    984
                                                                       ============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                            4,803               2,204
   Shares issued for dividends reinvested                                   317                 298
   Shares redeemed                                                       (2,052)             (1,458)
                                                                       ----------------------------
       Increase in shares outstanding                                     3,068               1,044
                                                                       ============================

See accompanying notes to financial statements.

================================================================================

44  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Growth and Tax Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day.

    3. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    4. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of

================================================================================

46  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

        yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    5. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, in consultation with the Fund's subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include tax-exempt bonds valued based on methods discussed in Note 1A4 and variable-rate demand notes, which are valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than

================================================================================

48  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of May 31, 2015, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $4,189,000; all of which were when-issued securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended
    May 31, 2015, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended May 31, 2015, the Fund paid CAPCO facility fees of $1,000, which represents 0.4% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for non-REIT return of capital dividend adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $5,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2015, and 2014, was as follows:

                                                2015               2014
                                            -----------------------------
Ordinary income*                            $1,884,000         $1,446,000
Tax-exempt income                            3,933,000          3,559,000
                                            ----------         ----------
     Total distributions paid               $5,817,000         $5,005,000
                                            ==========         ==========

================================================================================

50  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

As of May 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                              $  1,478,000
Undistributed ordinary income*                                    373,000
Accumulated capital and other losses                          (14,890,000)
Unrealized appreciation of investments                         71,021,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and non-REIT return of capital dividend adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended May 31, 2015, the Fund utilized post-enactment capital loss carryforwards of $571,000, to offset capital gains. At May 31, 2015, the Fund had both pre-enactment capital loss carryforwards and post-enactment capital loss carryforwards for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

                       CAPITAL LOSS CARRYFORWARDS
---------------------------------------------------------------------
      EXPIRES                   SHORT-TERM                  LONG-TERM
-----------------               ----------                  ---------
        2017                    $ 2,735,000                  $      -
        2018                     11,532,000                         -
  No Expiration                     339,000                   284,000
                                -----------                  --------
          Total                 $14,606,000                  $284,000
                                ===========                  ========

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

For the year ended May 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2015, were $80,008,000 and $22,327,000, respectively.

As of May 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $214,490,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2015, for federal income tax purposes, were $74,320,000 and $3,299,000, respectively, resulting in net unrealized appreciation of $71,021,000.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could

================================================================================

52  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to a composite index comprised of 51% of the Lipper General Municipal Bond Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper General Municipal Bond Funds category, and 49% of the Lipper Large-Cap Core Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper Large-Cap Core Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                                         ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                                      (IN BASIS POINTS)(1)
--------------------------------------------------------------------------------
+/- 20 to 50                                              +/- 4
+/- 51 to 100                                             +/- 5
+/- 101 and greater                                       +/- 6

 (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Composite Index over that period, even if the Fund had overall negative returns during the performance period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    For the year ended May 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $1,226,000, which included a (0.01)% performance adjustment of $(23,000).

B. SUBADVISORY ARRANGEMENT(S) - The Manager has entered into an Investment Subadvisory Agreement with Northern Trust Investments, Inc. (NTI), under which NTI directs the investment and reinvestment of the portion of the Fund's assets invested in blue chip stocks (as allocated from time to time by the Manager). The Manager (not the Fund) pays NTI a subadvisory fee equal to the greater of a minimum annual fee of $100,000 or a fee at an annual amount of 0.25% on the first $40 million of assets and 0.10% on assets over $40 million of the portion of the Fund's average net assets that NTI manages. For the year ended May 31, 2015, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to NTI, of $175,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2015, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $375,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2015, the Fund reimbursed the Manager $7,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Effective

================================================================================

54  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    June 1, 2015, the Fund's annual charge will decrease to $23.00 per shareholder account plus out-of-pocket expenses. For the year ended May 31, 2015, the Fund incurred transfer agent's fees, paid or payable to SAS, of $212,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED MAY 31,
                             ----------------------------------------------------------------------------
                                 2015              2014             2013              2012           2011
                             ----------------------------------------------------------------------------
Net asset value at
 beginning of period         $  16.86          $  15.59         $  14.02          $  13.44       $  12.28
                             ----------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income            .44               .41              .37               .36            .35
 Net realized and
  unrealized gain                 .59              1.26             1.57               .57           1.16
                             ----------------------------------------------------------------------------
Total from investment
 operations                      1.03              1.67             1.94               .93           1.51
                             ----------------------------------------------------------------------------
Less distributions from:
 Net investment income           (.41)             (.40)            (.37)             (.35)          (.35)
                             ----------------------------------------------------------------------------
Net asset value at
 end of period               $  17.48          $  16.86         $  15.59          $  14.02       $  13.44
                             ============================================================================
Total Return (%)*                6.16             10.92            14.07              7.11          12.54
Net assets at
 end of period (000)         $283,181          $221,445         $188,461          $162,718       $154,493
Ratios to average
 net assets:**
 Expenses (%)(a)                  .85               .92              .96               .98            .93
 Net investment
  Income (%)                     2.63              2.60             2.51              2.65           2.73
Portfolio Turnover (%)              9                 5                5                 8             19

  *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 **  For the year ended May 31, 2015, average net assets were $250,114,000.
(a)  Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                    -              (.00%)(+)        (.00%)(+)         (.00%)(+)      (.00%)(+)
     (+) Represents less than 0.01% of average net assets.

================================================================================

56  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2014, through May 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

================================================================================

                                                           EXPENSE EXAMPLE |  57

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                          EXPENSES PAID
                                          BEGINNING                  ENDING               DURING PERIOD*
                                        ACCOUNT VALUE             ACCOUNT VALUE         DECEMBER 1, 2014 -
                                       DECEMBER 1, 2014           MAY 31, 2015             MAY 31, 2015
                                       -------------------------------------------------------------------
Actual                                     $1,000.00               $1,014.80                  $4.22

Hypothetical
 (5% return before expenses)                1,000.00                1,020.74                   4.23

*Expenses are equal to the Fund's annualized expense ratio of 0.84%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 1.48% for the six-month period of December 1, 2014, through May 31, 2015.

================================================================================

58  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2015

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreement between the Manager and the Subadviser with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees,

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

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60  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

administrative services and the effects of any performance fee adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for one-, three-, and five-year periods ended December 31, 2014. The Board also noted that the Fund's percentile performance ranking was in the top 5% of its performance universe for the one-year period ended December 31, 2014, was in the top 25% of its performance universe for the three-year period ended December 31, 2014, and was in the top 20% of its performance universe for the five-year period ended December 31, 2014.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered

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62  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

profitability information related to the management revenues from the Fund.
This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fact that the Manager pays the Fund's subadvisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of

================================================================================

                                                     ADVISORY AGREEMENT(S) |  63

================================================================================

the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular

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64  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board noted that it was reported that the subadvisory fees that the Subadviser charges the Fund are unique due to the type of fund and could not be compared to the fees that the Subadviser charges to other clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2014, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadviser. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  65

================================================================================

manage the Fund's assets in accordance with its investment objectives and policies; (ii) the Subadviser maintains an appropriate compliance program;
(iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

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66  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

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68  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over one year of experience as a Board Member of the USAA family of funds.
Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

70  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2)  Member of Executive Committee.
  (3)  Member of Audit and Compliance Committee.
  (4)  Member of Product Management and Distribution Committee.
  (5)  Member of Corporate Governance Committee.
  (6)  Member of Investments Committee.
  (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (8) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (9) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
  (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010
Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009
Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

72  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13).
Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

(1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

74  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1700
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

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   23403-0715                                (C)2015, USAA. All rights reserved.

  [LOGO OF USAA]
    USAA(R)

                                            [GRAPHIC OF USAA INTERNATIONAL FUND]

 ==============================================================

         ANNUAL REPORT
         USAA INTERNATIONAL FUND
         FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
         MAY 31, 2015

 ==============================================================

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

================================================================================

PRESIDENT'S MESSAGE

"THE STRENGTH OF THE STOCK AND BOND
MARKETS DURING THE REPORTING PERIOD GAVE            [PHOTO OF BROOKS ENGLEHARDT]
INVESTORS THE OPPORTUNITY TO FORTIFY THEIR
FINANCIAL FOUNDATION."

--------------------------------------------------------------------------------

JULY 2015

Global monetary policy was a key theme during the one-year reporting period ended May 31, 2015, with divergence among central banks driving the performance of the global financial markets. In the first half of the reporting period, the United States was the place to be as stocks posted strong gains on the back of the Federal Reserve's (the Fed) Quantitative Easing (QE) program and ongoing commitment to low interest rates. Market leadership changed in the second half of the reporting period after the Fed concluded its QE asset purchases and stated that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies as global central banks took a different approach than the Fed by, continuing to take aggressive steps, such as - cutting interest rates and boosting stimulus measures to shore up their sagging economies. The Bank of Japan expanded its existing QE program, while the European Central Bank launched its own. By the end of the reporting period, the stimulus measures appeared to be having their desired effect. Japan's economy, though still fragile, rebounded from recession. In Europe, evidence of a modest economic recovery emerged.

The divergence in global monetary policy approaches also had a major impact on currencies. The U.S. dollar strengthened during the reporting period, appreciating significantly compared to most other global currencies. This appears likely to benefit American consumers, who will experience increased buying power when traveling overseas or buying imported goods. However, the strength of the U.S. dollar made it more difficult for American companies to compete overseas. At the same time, inflation pressures eased, with the drop in energy prices as a prime example. Oil and natural gas prices fell sharply during the reporting period, while the prices of copper and agricultural commodities also declined. Gold prices declined, but held up relatively well in comparison to such other commodities.

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

================================================================================

In the bond markets, interest rates fell, especially on the long end of the yield curve. As a result, longer maturity bonds, such as 30-year U.S. Treasury securities, recorded the highest bond market returns of the reporting period overall. Although short-term interest rates edged up during the first half of the reporting period in anticipation of a Fed interest rate increase, they fell back after the Fed - in response to weaker U.S. economic data - said it would continue monitoring conditions before determining when it might be appropriate to raise the federal funds rate. At USAA Investments, we believe the Fed wants to return to a more normal interest rate environment, but we continue to hold to our long-held view that the timing and pace of interest rate increases will be data dependent and slower than many market participants currently expect. In addition, we believe that any potential increase will not be, in itself, a harbinger of more dramatic action. (It is important to note that as the reporting period ended, volatility in the global fixed-income markets increased, starting in Europe where Greece and its debt problems once again took center stage.)

The strength of the stock and bond markets during the reporting period gave investors the opportunity to fortify their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security - and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next.

On behalf of all of us at USAA Investments, thank you for allowing us to serve your investment needs. We will continue providing you with our best advice, superior service, and a wide variety of investment options.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Distributions to Shareholders                                             13

    Report of Independent Registered
      Public Accounting Firm                                                  14

    Portfolio of Investments                                                  15

    Notes to Portfolio of Investments                                         21

    Financial Statements                                                      23

    Notes to Financial Statements                                             26

EXPENSE EXAMPLE                                                               43

ADVISORY AGREEMENT(S)                                                         45

TRUSTEES' AND OFFICERS' INFORMATION                                           53

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All Rights Reserved.

207233-0715

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

================================================================================

FUND OBJECTIVE

THE USAA INTERNATIONAL FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of foreign (including emerging markets) companies. The "equity securities" in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

The Fund will normally invest its assets in investments that are tied economically to a number of countries throughout the world. However, the Fund may invest a large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The Fund may invest in companies of any size. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors also may be considered.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------
[PHOTO OF MARCUS L. SMITH]                      [PHOTO OF DANIEL LING]
MARCUS L. SMITH                                 DANIEL LING
MFS                                             MFS
Investment Management                           Investment Management
--------------------------------------------------------------------------------

o   PLEASE REVIEW MARKET CONDITIONS OVER THE REPORTING PERIOD.

    For much of the reporting period ended May 31, 2015, international investing was impacted by concerns over growth in major economies and regions including Europe, Japan, and China. The reporting period began on a somewhat hopeful note as Russia appeared to have stepped back from the brink of actions that would have forced the hands of Europe and the United States. In addition, after a winter lull, U.S. economic data rebounded, providing some comfort that there remained at least one source of growth among developed markets. Further supporting sentiment, the Federal Reserve continued to stress the tepid employment environment over any need to raise rates in order to contain potential inflation risk.

    However, geopolitical concerns soon returned to the forefront, with an upsurge in the Israeli-Palestinian conflict and the July 2014 downing of an airliner over Ukraine which caused stocks to dip. September 2014 saw a market decline, as fears over the emergence of militant group Islamic State threatened stability in the Middle East. Equity markets would recover these geopolitically driven losses, but sentiment in late 2014 was tempered by mounting fears over global deflation. In particular, a collapse in crude oil prices put several emerging economies under stress and added to overall volatility.

    As 2015 progressed, overseas markets responded positively in response to widespread, aggressive efforts to ease monetary policy, including the

================================================================================

2  |  USAA INTERNATIONAL FUND

================================================================================

    launch of quantitative easing by the European Central Bank. Still, international equities lagged U.S. stocks for the full reporting period.

o HOW DID THE USAA INTERNATIONAL FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended May 31, 2015, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of 1.97%, 2.11%, and 1.62%, respectively. This compares to returns of 1.26% for the Lipper International Funds Index and -0.48% for the MSCI-EAFE Index.

    USAA Asset Management Company is the Fund's investment adviser. As the investment adviser, USAA Asset Management Company employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. MFS Investment Management (MFS) is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT FACTORS DROVE THE FUND'S PERFORMANCE RELATIVE TO THE INDEX?

    During the reporting period, positive contributors to the Fund's relative performance included an underweight position in energy, as the sector suffered broadly from the sharp decline in crude oil prices in late 2014.
    In particular, a lack of exposure to multinational oil and gas company Royal Dutch Shell plc helped returns. Strong stock selection in the leisure sector was also a positive contributor, highlighted by a position in Yum! Brands, Inc., an operator of several well-known U.S. fast food chains. Financial services exposure was additive, led by insurer AIA

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    You will find a complete list of securities that the Fund owns on pages
    15-20.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    Group Ltd., Valeant Pharmaceuticals International, Inc. within health care and Taiwan Semiconductor Manufacturing Co. Ltd. ADR within technology were standout contributors. Additionally, the Fund's currency exposures relative to the benchmark benefited performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common to have different currency exposures than the benchmark. MFS does not actively manage the Fund's currency exposures.

    Conversely, the largest detractors from relative performance included weak stock selection in the industrials, utilities and communications sectors. Electrical distribution equipment manufacturer Schneider Electric SE within industrials and energy distributor and GDF Suez within utilities were among the leading individual detractors. Banking group Standard Chartered plc within financials, supply chain logistics firm Li & Fung Ltd. within retailing and pharmaceutical giant Novartis AG within health care were also notable detractors from relative return.

    With the global recovery remaining far from normal, the environment of low inflation and interest rates may persist for some time. Through exposure to high-quality companies, MFS believes the Fund remains well positioned to outperform the market over the long term.

    Thank you for allowing us to help you manage your investments.

    FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

================================================================================

4  |  USAA INTERNATIONAL FUND

================================================================================

INVESTMENT OVERVIEW

USAA INTERNATIONAL FUND SHARES (FUND SHARES)
(Ticker Symbol: USIFX)


--------------------------------------------------------------------------------
                                      5/31/15                       5/31/14
--------------------------------------------------------------------------------

Net Assets                          $2.0 Billion                  $1.8 Billion
Net Asset Value Per Share              $30.90                        $31.25


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15
--------------------------------------------------------------------------------

   1 YEAR                              5 YEARS                       10 YEARS

   1.97%                                11.08%                        7.43%


--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 5/31/14*
--------------------------------------------------------------------------------

                                     1.16%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                        [CHART OF CUMULATIVE PERFORMANCE]

                           USAA                     LIPPER
                       INTERNATIONAL            INTERNATIONAL          MSCI EAFE
                        FUND SHARES              FUNDS INDEX             INDEX
05/31/05                $10,000.00               $10,000.00           $10,000.00
06/30/05                 10,009.39                10,134.17            10,132.70
07/31/05                 10,478.65                10,513.53            10,443.32
08/31/05                 10,793.05                10,816.25            10,707.18
09/30/05                 11,107.46                11,264.30            11,184.10
10/31/05                 10,849.37                10,940.01            10,857.46
11/30/05                 11,046.46                11,237.29            11,122.99
12/31/05                 11,553.66                11,798.96            11,640.59
01/31/06                 12,350.63                12,577.11            12,355.30
02/28/06                 12,325.88                12,519.31            12,327.97
03/31/06                 12,687.24                12,963.58            12,734.28
04/30/06                 13,261.46                13,579.75            13,342.46
05/31/06                 12,791.20                12,959.16            12,824.32
06/30/06                 12,875.35                12,896.44            12,823.47
07/31/06                 13,152.56                13,011.18            12,950.41
08/31/06                 13,607.97                13,367.93            13,306.48
09/30/06                 13,632.72                13,436.15            13,327.05
10/31/06                 13,909.93                13,923.76            13,845.39
11/30/06                 14,310.89                14,395.38            14,259.15
12/31/06                 14,713.58                14,854.09            14,706.78
01/31/07                 15,029.65                14,989.79            14,806.30
02/28/07                 14,958.80                14,968.67            14,925.77
03/31/07                 15,225.83                15,404.95            15,306.23
04/30/07                 15,748.98                16,032.09            15,986.00
05/31/07                 15,994.20                16,506.38            16,266.49
06/30/07                 16,010.55                16,558.72            16,286.36
07/31/07                 15,629.09                16,336.01            16,046.50
08/31/07                 15,705.38                16,173.84            15,795.74
09/30/07                 16,304.82                17,140.91            16,640.81
10/31/07                 16,773.48                17,988.38            17,294.64
11/30/07                 16,332.07                17,243.06            16,725.94
12/31/07                 16,012.95                16,970.13            16,349.48
01/31/08                 14,857.50                15,533.54            14,839.14
02/29/08                 15,026.73                15,558.89            15,051.74
03/31/08                 15,178.46                15,371.10            14,893.37
04/30/08                 15,861.23                16,249.85            15,701.75
05/31/08                 16,199.69                16,493.20            15,854.65
06/30/08                 14,828.32                15,078.30            14,557.93
07/31/08                 14,413.99                14,554.16            14,090.69
08/31/08                 13,929.64                13,968.45            13,519.69
09/30/08                 12,494.07                12,128.29            11,564.88
10/31/08                 10,317.38                 9,574.57             9,231.28
11/30/08                  9,529.58                 8,951.85             8,732.32
12/31/08                 10,368.03                 9,566.99             9,257.33
01/31/09                  9,200.49                 8,593.33             8,348.88
02/28/09                  8,367.40                 7,804.80             7,492.34
03/31/09                  9,011.98                 8,384.38             7,967.18
04/30/09                  9,796.42                 9,422.37             8,987.30
05/31/09                 10,963.97                10,699.48            10,050.55
06/30/09                 10,793.70                10,534.05             9,993.39
07/31/09                 11,985.57                11,594.53            10,905.79
08/31/09                 12,386.91                12,013.96            11,498.62
09/30/09                 13,049.74                12,619.64            11,938.88
10/31/09                 12,830.82                12,273.02            11,789.69
11/30/09                 13,378.11                12,721.12            12,025.75
12/31/09                 13,730.84                12,943.73            12,198.95
01/31/10                 13,024.02                12,318.52            11,661.50
02/28/10                 13,024.02                12,383.75            11,581.55
03/31/10                 13,835.33                13,187.68            12,304.50
04/30/10                 13,607.91                13,036.94            12,081.86
05/31/10                 12,108.22                11,686.48            10,715.21
06/30/10                 12,108.22                11,534.29            10,585.08
07/31/10                 13,232.99                12,583.99            11,588.85
08/31/10                 12,741.29                12,160.75            11,229.03
09/30/10                 14,056.59                13,376.83            12,329.33
10/31/10                 14,640.49                13,866.07            12,774.77
11/30/10                 13,988.99                13,358.57            12,159.73
12/31/10                 15,086.13                14,371.78            13,144.37
01/31/11                 15,241.21                14,581.54            13,454.54
02/28/11                 15,638.21                14,992.33            13,898.16
03/31/11                 15,545.16                14,844.75            13,586.68
04/30/11                 16,711.36                15,629.53            14,398.81
05/31/11                 16,308.15                15,174.67            13,973.40
06/30/11                 16,103.45                14,908.55            13,798.44
07/31/11                 15,861.52                14,635.87            13,579.01
08/31/11                 14,434.79                13,343.25            12,352.96
09/30/11                 12,834.37                11,781.89            11,175.88
10/31/11                 14,298.32                12,980.58            12,253.47
11/30/11                 13,913.73                12,611.45            11,659.02
12/31/11                 13,606.55                12,290.36            11,548.49
01/31/12                 14,443.59                13,109.56            12,164.55
02/29/12                 15,236.57                13,840.59            12,862.52
03/31/12                 15,507.19                13,834.01            12,802.76
04/30/12                 15,268.04                13,598.85            12,552.16
05/31/12                 13,587.67                12,193.31            11,111.01
06/30/12                 14,424.71                12,883.44            11,890.02
07/31/12                 14,500.23                13,011.24            12,024.87
08/31/12                 14,858.96                13,386.12            12,347.80
09/30/12                 15,318.38                13,796.05            12,713.07
10/31/12                 15,475.72                13,891.83            12,818.87
11/30/12                 15,884.80                14,194.00            13,128.64
12/31/12                 16,609.03                14,712.07            13,548.34
01/31/13                 17,163.51                15,314.93            14,262.99
02/28/13                 17,067.91                15,127.04            14,127.70
03/31/13                 17,118.90                15,278.92            14,243.70
04/30/13                 17,482.18                15,841.65            14,985.88
05/31/13                 17,386.58                15,689.31            14,624.01
06/30/13                 16,851.21                15,193.67            14,104.44
07/31/13                 17,813.59                16,031.21            14,848.72
08/31/13                 17,424.82                15,744.74            14,652.30
09/30/13                 18,578.40                16,818.92            15,735.51
10/31/13                 19,037.28                17,354.13            16,264.60
11/30/13                 19,311.34                17,522.26            16,389.16
12/31/13                 19,602.79                17,834.77            16,634.39
01/31/14                 18,484.83                17,051.53            15,964.59
02/28/14                 19,532.11                17,989.32            16,852.10
03/31/14                 19,371.48                17,910.49            16,744.69
04/30/14                 19,731.29                18,095.70            16,986.75
05/31/14                 20,078.24                18,399.11            17,262.63
06/30/14                 20,136.06                18,578.13            17,429.07
07/31/14                 19,544.96                18,112.84            17,086.54
08/31/14                 19,692.74                18,226.66            17,060.80
09/30/14                 19,191.58                17,558.86            16,404.98
10/31/14                 18,960.28                17,457.69            16,166.78
11/30/14                 19,416.46                17,683.99            16,386.68
12/31/14                 18,605.67                17,079.57            15,819.02
01/31/15                 18,817.70                17,172.33            15,896.35
02/28/15                 19,930.86                18,131.71            16,846.65
03/31/15                 19,718.83                17,945.31            16,590.73
04/30/15                 20,520.57                18,594.02            17,268.11
05/31/15                 20,474.18                18,630.86            17,179.72

                           [END CHART]

                 Data from 5/31/05 to 5/31/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA International Fund Shares to the following benchmarks:

o The unmanaged Lipper International Funds Index tracks the total return performance of the 30 largest funds within the Lipper International Funds category.

o The unmanaged MSCI EAFE Index reflects the movements of stock markets in Europe, Australasia, and the Far East by representing a broad selection of domestically listed companies within each market.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

6  | USAA INTERNATIONAL FUND

================================================================================

USAA INTERNATIONAL FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIIFX)


--------------------------------------------------------------------------------
                                       5/31/15                      5/31/14
--------------------------------------------------------------------------------

Net Assets                          $1.7 Billion                  $1.7 Billion
Net Asset Value Per Share              $30.82                        $31.17


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15
--------------------------------------------------------------------------------
    1 YEAR                            5 YEARS          SINCE INCEPTION 8/01/08

    2.11%                             11.30%                    5.77%


--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 5/31/14*
--------------------------------------------------------------------------------

                                    1.01%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                        [CHART OF CUMULATIVE PERFORMANCE]

                 USAA INTERNATIONAL
                 FUND INSTITUTIONAL       LIPPER INTERNATIONAL           MSCI EAFE
                       SHARES                FUNDS INDEX                  INDEX
07/31/08             $10,000.00              $10,000.00                $10,000.00
08/31/08               9,823.05                9,597.57                  9,594.76
09/30/08               8,810.70                8,333.22                  8,207.46
10/31/08               7,275.72                6,578.58                  6,551.33
11/30/08               6,720.16                6,150.72                  6,197.23
12/31/08               7,311.08                6,573.37                  6,569.82
01/31/09               6,494.44                5,904.38                  5,925.10
02/28/09               5,909.89                5,362.59                  5,317.23
03/31/09               6,369.79                5,760.81                  5,654.21
04/30/09               6,924.25                6,474.00                  6,378.18
05/31/09               7,753.78                7,351.49                  7,132.76
06/30/09               7,633.44                7,237.83                  7,092.19
07/31/09               8,480.16                7,966.47                  7,739.72
08/31/09               8,763.84                8,254.66                  8,160.43
09/30/09               9,240.93                8,670.81                  8,472.88
10/31/09               9,086.19                8,432.65                  8,367.01
11/30/09               9,477.32                8,740.54                  8,534.53
12/31/09               9,730.40                8,893.49                  8,657.45
01/31/10               9,229.06                8,463.92                  8,276.03
02/28/10               9,233.42                8,508.74                  8,219.29
03/31/10               9,813.23                9,061.11                  8,732.36
04/30/10               9,651.93                8,957.53                  8,574.36
05/31/10               8,592.57                8,029.65                  7,604.46
06/30/10               8,596.93                7,925.08                  7,512.11
07/31/10               9,399.08                8,646.32                  8,224.47
08/31/10               9,050.32                8,355.51                  7,969.11
09/30/10               9,987.61                9,191.07                  8,749.98
10/31/10              10,406.13                9,527.22                  9,066.10
11/30/10               9,948.38                9,178.53                  8,629.62
12/31/10              10,725.11                9,874.69                  9,328.41
01/31/11              10,839.87               10,018.81                  9,548.53
02/28/11              11,126.75               10,301.06                  9,863.36
03/31/11              11,060.55               10,199.66                  9,642.31
04/30/11              11,890.31               10,738.87                 10,218.67
05/31/11              11,612.25               10,426.35                  9,916.76
06/30/11              11,466.60               10,243.50                  9,792.59
07/31/11              11,298.89               10,056.14                  9,636.86
08/31/11              10,283.75                9,168.00                  8,766.75
09/30/11               9,145.04                8,095.20                  7,931.39
10/31/11              10,191.06                8,918.81                  8,696.14
11/30/11               9,913.01                8,665.19                  8,274.27
12/31/11               9,699.46                8,444.57                  8,195.83
01/31/12              10,296.70                9,007.43                  8,633.04
02/29/12              10,866.99                9,509.72                  9,128.38
03/31/12              11,055.59                9,505.19                  9,085.97
04/30/12              10,889.44                9,343.62                  8,908.12
05/31/12               9,694.97                8,377.89                  7,885.35
06/30/12              10,292.21                8,852.07                  8,438.21
07/31/12              10,350.58                8,939.88                  8,533.91
08/31/12              10,606.54                9,197.45                  8,763.09
09/30/12              10,934.35                9,479.11                  9,022.31
10/31/12              11,046.61                9,544.92                  9,097.40
11/30/12              11,342.98                9,752.54                  9,317.24
12/31/12              11,860.98               10,108.50                  9,615.10
01/31/13              12,262.74               10,522.72                 10,122.28
02/28/13              12,194.26               10,393.62                 10,026.26
03/31/13              12,235.35               10,497.98                 10,110.34
04/30/13              12,495.58               10,884.62                 10,635.30
05/31/13              12,427.10               10,779.95                 10,378.49
06/30/13              12,043.60               10,439.40                 10,009.75
07/31/13              12,737.55               11,014.87                 10,537.96
08/31/13              12,463.62               10,818.04                 10,398.57
09/30/13              13,285.40               11,556.10                 11,167.31
10/31/13              13,618.67               11,923.83                 11,542.80
11/30/13              13,810.42               12,039.35                 11,631.19
12/31/13              14,025.60               12,254.07                 11,805.23
01/31/14              13,223.34               11,715.92                 11,329.88
02/28/14              13,979.49               12,360.27                 11,959.74
03/31/14              13,864.22               12,306.10                 11,883.51
04/30/14              14,122.42               12,433.36                 12,055.30
05/31/14              14,371.39               12,641.83                 12,251.08
06/30/14              14,412.89               12,764.83                 12,369.21
07/31/14              13,993.32               12,445.13                 12,126.12
08/31/14              14,099.37               12,523.34                 12,107.46
09/30/14              13,744.35               12,064.50                 11,642.42
10/31/14              13,582.97               11,994.99                 11,473.37
11/30/14              13,905.72               12,150.48                 11,629.43
12/31/14              13,327.16               11,735.19                 11,226.57
01/31/15              13,484.28               11,798.92                 11,281.45
02/28/15              14,279.44               12,458.10                 11,955.87
03/31/15              14,131.84               12,330.02                 11,774.25
04/30/15              14,707.96               12,775.75                 12,254.98
05/31/15              14,674.64               12,801.06                 12,192.25

                                 [END CHART]

                 Data from 7/31/08 to 5/31/15.*

                 See page 6 for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Lipper International Funds Index and the MSCI EAFE Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

8  | USAA INTERNATIONAL FUND

================================================================================

USAA INTERNATIONAL FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAIFX)

--------------------------------------------------------------------------------
                                       5/31/15                       5/31/14
--------------------------------------------------------------------------------
Net Assets                           $7.5 Million                $7.7 Million
Net Asset Value Per Share              $30.77                       $31.13

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15
--------------------------------------------------------------------------------
    1 YEAR                                            SINCE INCEPTION 8/01/10
    1.62%                                                      8.43%

--------------------------------------------------------------------------------
                        EXPENSE RATIOS AS OF 5/31/14*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        1.46%        AFTER REIMBURSEMENT        1.40%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2014, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2015, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.40% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2015. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Prior to October 1, 2014, the Adviser Shares' expense limitation was 1.55% of average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                        [CHART OF CUMULATIVE PERFORMANCE]

                                                  LIPPER           USAA INTERNATIONAL
                       MSCI EAFE               INTERNATIONAL         FUND ADVISER
                         INDEX                  FUNDS INDEX             SHARES
07/31/10               $10,000.00              $10,000.00             $10,000.00
08/31/10                 9,689.52                9,663.67               9,345.96
09/30/10                10,638.96               10,630.04              10,311.23
10/31/10                11,023.33               11,018.82              10,735.23
11/30/10                10,492.61               10,615.53              10,257.10
12/31/10                11,342.26               11,420.69              11,055.63
01/31/11                11,609.90               11,587.38              11,164.83
02/28/11                11,992.70               11,913.82              11,456.00
03/31/11                11,723.92               11,796.54              11,383.21
04/30/11                12,424.71               12,420.17              12,229.44
05/31/11                12,057.62               12,058.72              11,933.72
06/30/11                11,906.65               11,847.24              11,783.58
07/31/11                11,717.31               11,630.55              11,597.04
08/31/11                10,659.35               10,603.36              10,555.17
09/30/11                 9,643.65                9,362.60               9,381.37
10/31/11                10,573.50               10,315.16              10,445.98
11/30/11                10,060.55               10,021.82              10,159.35
12/31/11                 9,965.17                9,766.67               9,936.22
01/31/12                10,496.77               10,417.66              10,543.43
02/29/12                11,099.05               10,998.58              11,123.04
03/31/12                11,047.48               10,993.34              11,311.65
04/30/12                10,831.24               10,806.48              11,136.85
05/31/12                 9,587.68                9,689.55               9,908.62
06/30/12                10,259.88               10,237.97              10,515.83
07/31/12                10,376.24               10,339.53              10,571.03
08/31/12                10,654.90               10,637.43              10,824.04
09/30/12                10,970.09               10,963.18              11,155.25
10/31/12                11,061.38               11,039.29              11,265.65
11/30/12                11,328.69               11,279.42              11,560.05
12/31/12                11,690.85               11,691.11              12,085.40
01/31/13                12,307.51               12,170.17              12,485.46
02/28/13                12,190.77               12,020.87              12,411.03
03/31/13                12,293.00               12,141.56              12,448.24
04/30/13                12,931.29               12,588.74              12,708.74
05/31/13                12,619.03               12,467.68              12,634.32
06/30/13                12,170.70               12,073.82              12,238.91
07/31/13                12,812.94               12,739.38              12,936.68
08/31/13                12,643.45               12,511.73              12,652.92
09/30/13                13,578.15               13,365.34              13,485.60
10/31/13                14,034.70               13,790.65              13,815.88
11/30/13                14,142.18               13,924.25              14,001.95
12/31/13                14,353.79               14,172.60              14,210.96
01/31/14                13,775.82               13,550.18              13,397.84
02/28/14                14,541.65               14,295.41              14,154.88
03/31/14                14,448.96               14,232.77              14,038.05
04/30/14                14,657.84               14,379.95              14,299.75
05/31/14                14,895.89               14,621.06              14,547.42
06/30/14                15,039.52               14,763.32              14,584.81
07/31/14                14,743.95               14,393.57              14,150.21
08/31/14                14,721.27               14,484.01              14,253.02
09/30/14                14,155.83               13,953.34              13,883.84
10/31/14                13,950.29               13,872.95              13,715.61
11/30/14                14,140.04               14,052.78              14,038.05
12/31/14                13,650.21               13,572.47              13,452.91
01/31/15                13,716.94               13,646.18              13,601.85
02/28/15                14,536.95               14,408.56              14,404.22
03/31/15                14,316.11               14,260.44              14,250.47
04/30/15                14,900.63               14,775.94              14,827.03
05/31/15                14,824.35               14,805.21              14,783.77

                                 [END CHART]

                 Data from 7/31/10 to 5/31/15.*

                 See page 6 for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI EAFE Index and the Lipper International Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

10  | USAA INTERNATIONAL FUND

================================================================================

                         o TOP 10 INDUSTRIES - 5/31/15 o
                                (% of Net Assets)

Pharmaceuticals............................................................10.8%

Diversified Banks.......................................................... 9.4%

Packaged Foods & Meat.......................................................5.4%

Restaurants.................................................................4.8%

Industrial Gases............................................................4.0%

Distillers & Vintners.......................................................3.7%

Auto Parts & Equipment......................................................3.2%

Electronic Components.......................................................3.2%

Life & Health Insurance.....................................................3.2%

Apparel, Accessories & Luxury Goods.........................................3.2%

                         o TOP 10 EQUITY HOLDINGS - 5/31/15 o
                                (% of Net Assets)

Bayer AG....................................................................3.7%

Nestle S.A..................................................................3.3%

Compass Group plc...........................................................2.9%

WPP plc.....................................................................2.9%

Roche Holding AG............................................................2.6%

UBS Group AG................................................................2.5%

Denso Corp. ................................................................2.3%

Taiwan Semiconductor Manufacturing
  Co. Ltd. ADR..............................................................2.3%

Honda Motor Co. Ltd. .......................................................2.2%

Pernod Ricard S.A. .........................................................2.2%

You will find a complete list of securities that the Fund owns on pages 15-20.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                           o ASSET ALLOCATION - 5/31/15 o

                          [PIE CHART OF ASSET ALLOCATION]

UNITED KINGDOM                                                             21.4%
FRANCE                                                                     13.7%
JAPAN                                                                      13.3%
SWITZERLAND                                                                12.4%
GERMANY                                                                    12.4%
NETHERLANDS                                                                 5.4%
HONG KONG                                                                   3.4%
CANADA                                                                      3.2%
UNITED STATES                                                               3.1%
OTHER*                                                                     11.3%

                                   [END CHART]

* Includes countries with less than 3% of portfolio and money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

12  | USAA INTERNATIONAL FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2015:

  DIVIDEND RECEIVED         LONG-TERM             FOREIGN        FOREIGN          QUALIFIED
DEDUCTION (CORPORATE       CAPITAL GAIN            TAXES          SOURCE          INTEREST
  SHAREHOLDERS)(1)        DISTRIBUTIONS(2)         PAID(3)        INCOME           INCOME
--------------------------------------------------------------------------------------------
       1.67%                $45,539,000         $5,841,000      $95,541,000       $13,000
--------------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

(3) The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2015, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  13

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INTERNATIONAL FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA International Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA International Fund at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 20, 2015

================================================================================

14  | USAA INTERNATIONAL FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2015

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              EQUITY SECURITIES (98.9%)

              COMMON STOCKS (98.9%)

              CONSUMER DISCRETIONARY (20.2%)
              ------------------------------
              ADVERTISING (2.9%)
  4,549,981   WPP plc                                                               $  107,275
                                                                                    ----------
              APPAREL RETAIL (1.2%)
  1,174,835   Hennes & Mauritz AB "B"                                                   46,344
                                                                                    ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (3.2%)
 86,660,800   Global Brands Group Holding Ltd.*                                         19,334
     20,470   Hermes International                                                       8,015
 33,312,800   Li & Fung Ltd.                                                            28,801
    339,391   LVMH Moet Hennessy - Louis Vuitton S.A.                                   60,730
                                                                                    ----------
                                                                                       116,880
                                                                                    ----------
              AUTO PARTS & EQUIPMENT (3.2%)
    398,391   Delphi Automotive plc                                                     34,652
  1,624,400   Denso Corp.                                                               84,701
                                                                                    ----------
                                                                                       119,353
                                                                                    ----------
              AUTOMOBILE MANUFACTURERS (2.2%)
  2,342,100   Honda Motor Co. Ltd.                                                      80,183
                                                                                    ----------
              BROADCASTING (1.2%)
    894,371   ProSieben Sat.1 Media AG                                                  42,771
                                                                                    ----------
              CABLE & SATELLITE (1.5%)
  3,425,937   Sky plc                                                                   55,303
                                                                                    ----------
              RESTAURANTS (4.8%)
  6,257,553   Compass Group plc                                                        109,566
    772,955   Yum! Brands, Inc.                                                         69,651
                                                                                    ----------
                                                                                       179,217
                                                                                    ----------
              Total Consumer Discretionary                                             747,326
                                                                                    ----------

              CONSUMER STAPLES (16.1%)
              ------------------------
              BREWERS (1.3%)
    267,249   Carlsberg A/S "B"                                                         24,568
    289,001   Heineken N.V.                                                             22,692
                                                                                    ----------
                                                                                        47,260
                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              DISTILLERS & VINTNERS (3.7%)
  2,023,281   Diageo plc                                                             $  56,237
    645,655   Pernod Ricard S.A.                                                        79,856
                                                                                     ---------
                                                                                       136,093
                                                                                     ---------
              FOOD RETAIL (0.7%)
    521,723   Loblaw Companies Ltd.                                                     26,535
                                                                                     ---------
              HOUSEHOLD PRODUCTS (2.0%)
    830,269   Reckitt Benckiser Group plc                                               75,042
                                                                                     ---------
              PACKAGED FOODS & MEAT (5.4%)
  1,119,415   DANONE S.A.                                                               76,909
  1,597,075   Nestle S.A.                                                              124,074
                                                                                     ---------
                                                                                       200,983
                                                                                     ---------
              PERSONAL PRODUCTS (1.7%)
    672,005   Beiersdorf AG                                                             60,845
                                                                                     ---------
              TOBACCO (1.3%)
  1,339,700   Japan Tobacco, Inc.                                                       48,613
                                                                                     ---------
              Total Consumer Staples                                                   595,371
                                                                                     ---------
              ENERGY (2.9%)
              -------------
              INTEGRATED OIL & GAS (1.6%)
  2,209,734   BG Group plc                                                              38,410
    666,501   Suncor Energy, Inc.                                                       19,482
                                                                                     ---------
                                                                                        57,892
                                                                                     ---------
              OIL & GAS EXPLORATION & PRODUCTION (1.3%)
  3,894,600   INPEX Corp.                                                               47,954
                                                                                     ---------
              Total Energy                                                             105,846
                                                                                     ---------
              FINANCIALS (15.8%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.2%)
    825,695   Julius Baer Group Ltd.*                                                   45,105
                                                                                     ---------
              DIVERSIFIED BANKS (8.9%)
 10,452,117   Barclays plc                                                              43,134
  3,788,500   DBS Group Holdings Ltd.                                                   56,802
  7,469,183   HSBC Holdings plc                                                         71,116
  4,598,416   ING Groep N.V.                                                            75,946
  1,772,894   Itau Unibanco Holding S.A. ADR                                            18,970
     49,100   Kasikornbank Public Co. Ltd.                                                 284
    376,472   KBC Groep N.V.                                                            25,259
  2,491,793   Standard Chartered plc                                                    39,876
                                                                                     ---------
                                                                                       331,387
                                                                                     ---------

================================================================================

16  | USAA INTERNATIONAL FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              DIVERSIFIED CAPITAL MARKETS (2.5%)
  4,241,697   UBS Group AG*                                                          $  91,260
                                                                                     ---------
              LIFE & HEALTH INSURANCE (3.2%)
 12,031,600   AIA Group Ltd.                                                            78,864
  1,591,719   Prudential plc                                                            39,659
                                                                                     ---------
                                                                                       118,523
                                                                                     ---------
              Total Financials                                                         586,275
                                                                                     ---------
              HEALTH CARE (12.4%)
              -------------------
              HEALTH CARE EQUIPMENT (1.6%)
    142,835   Sonova Holding AG                                                         21,540
  1,787,400   Terumo Corp.                                                              40,520
                                                                                     ---------
                                                                                        62,060
                                                                                     ---------
              PHARMACEUTICALS (10.8%)
    952,894   Bayer AG                                                                 135,183
    610,831   Merck KGaA                                                                65,338
    698,730   Novartis AG                                                               71,910
    323,578   Roche Holding AG                                                          95,271
    131,800   Valeant Pharmaceuticals International, Inc.*                              31,470
                                                                                     ---------
                                                                                       399,172
                                                                                     ---------
              Total Health Care                                                        461,232
                                                                                     ---------
              INDUSTRIALS (11.0%)
              -------------------
              AEROSPACE & DEFENSE (1.6%)
    157,927   MTU Aero Engines AG                                                       15,068
  2,864,078   Rolls-Royce Holdings plc*                                                 43,751
                                                                                     ---------
                                                                                        58,819
                                                                                     ---------
              ELECTRICAL COMPONENTS & EQUIPMENT (3.0%)
    596,665   Legrand S.A.                                                              33,603
  1,014,927   Schneider Electric SE                                                     76,980
                                                                                     ---------
                                                                                       110,583
                                                                                     ---------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (1.3%)
  1,238,275   Hays plc                                                                   3,058
    784,904   Randstad Holding N.V.                                                     45,489
                                                                                     ---------
                                                                                        48,547
                                                                                     ---------
              INDUSTRIAL CONGLOMERATES (1.0%)
  2,061,043   Smiths Group plc                                                          37,796
                                                                                     ---------
              INDUSTRIAL MACHINERY (1.2%)
    204,300   FANUC Corp.                                                               44,897
                                                                                     ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              MARINE (0.4%)
    104,197   Kuehne & Nagel International AG                                        $  14,652
                                                                                     ---------
              RAILROADS (2.0%)
  1,216,116   Canadian National Railway Co.                                             72,189
                                                                                     ---------
              RESEARCH & CONSULTING SERVICES (0.5%)
    829,463   Bureau Veritas S.A.                                                       19,012
                                                                                     ---------
              Total Industrials                                                        406,495
                                                                                     ---------
              INFORMATION TECHNOLOGY (10.9%)
              ------------------------------
              APPLICATION SOFTWARE (2.3%)
    288,805   Dassault Systemes S.A.                                                    22,578
    854,944   SAP SE                                                                    63,308
                                                                                     ---------
                                                                                        85,886
                                                                                     ---------
              DATA PROCESSING & OUTSOURCED SERVICES (1.1%)
    887,420   Amadeus IT Holding S.A. "A"                                               40,407
                                                                                     ---------
              ELECTRONIC COMPONENTS (3.2%)
  2,121,900   HOYA Corp.                                                                77,991
    750,000   Kyocera Corp.                                                             40,724
                                                                                     ---------
                                                                                       118,715
                                                                                     ---------
              ELECTRONIC MANUFACTURING SERVICES (0.5%)
  5,572,285   Hon Hai Precision Industry Co. Ltd.                                       17,959
                                                                                     ---------
              INTERNET SOFTWARE & SERVICES (0.3%)
    108,727   Alibaba Group Holding Ltd. ADR*                                            9,712
                                                                                     ---------
              SEMICONDUCTORS (2.3%)
  3,478,428   Taiwan Semiconductor Manufacturing Co. Ltd. ADR                           84,456
                                                                                     ---------
              SYSTEMS SOFTWARE (0.3%)
    129,923   Check Point Software Technologies Ltd.*                                   11,007
                                                                                     ---------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.9%)
    199,531   NCR Corp.*                                                                 5,996
     24,385   Samsung Electronics Co. Ltd.                                              28,695
                                                                                     ---------
                                                                                        34,691
                                                                                     ---------
              Total Information Technology                                             402,833
                                                                                     ---------
              MATERIALS (7.9%)
              ----------------
              COMMODITY CHEMICALS (0.6%)
  1,319,750   Orica Ltd.                                                                21,964
                                                                                     ---------
              DIVERSIFIED METALS & MINING (1.0%)
    834,185   Rio Tinto plc                                                             36,448
                                                                                     ---------

================================================================================

18  | USAA INTERNATIONAL FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              INDUSTRIAL GASES (4.0%)
    596,189   Air Liquide S.A.                                                       $  76,852
    364,242   Linde AG                                                                  69,961
                                                                                     ---------
                                                                                       146,813
                                                                                     ---------
              SPECIALTY CHEMICALS (2.3%)
    801,444   AkzoNobel N.V.                                                            61,206
    406,800   Shin-Etsu Chemical Co. Ltd.                                               24,739
                                                                                     ---------
                                                                                        85,945
                                                                                     ---------
              Total Materials                                                          291,170
                                                                                     ---------
              TELECOMMUNICATION SERVICES (0.4%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
  5,526,650   Singapore Telecommunications Ltd.                                         16,905
                                                                                     ---------
              Total Telecommunication Services                                          16,905
                                                                                     ---------
              UTILITIES (1.3%)
              ----------------
              MULTI-UTILITIES (1.3%)
  2,329,155   GDF Suez                                                                  47,038
                                                                                     ---------
              Total Utilities                                                           47,038
                                                                                     ---------
              Total Common Stocks (cost: $2,831,389)                                 3,660,491
                                                                                     ---------

              RIGHTS (0.0%)

              INDUSTRIALS (0.0%)
              ------------------
              AEROSPACE & DEFENSE (0.0%)
399,428,325   Rolls-Royce Holdings plc*(a) (cost: $601)                                    610
                                                                                     ---------
              Total Equity Securities (cost: $2,831,990)                             3,661,101
                                                                                     ---------

----------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                    COUPON
(000)                                                      RATE          MATURITY
----------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (0.7%)

              COMMERCIAL PAPER (0.5%)

              FINANCIALS (0.5%)
              -----------------
              DIVERSIFIED BANKS (0.5%)
$    20,478   Barclays U.S. Funding, LLC(b),(c)           0.12%          6/01/2015      20,478
                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------
NUMBER                                                                                       MARKET
OF SHARES     SECURITY                                                                        VALUE
---------------------------------------------------------------------------------------------------
              MONEY MARKET FUNDS (0.2%)
  6,807,517   State Street Institutional Liquid Reserves Fund Premier Class, 0.10%(d)    $    6,808
                                                                                         ----------
              Total Money Market Instruments (cost: $27,286)                                 27,286
                                                                                         ----------

              TOTAL INVESTMENTS (COST: $2,859,276)                                       $3,688,387
                                                                                         ==========

---------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                         (LEVEL 1)            (LEVEL 2)       (LEVEL 3)
                                     QUOTED PRICES    OTHER SIGNIFICANT     SIGNIFICANT
                                 IN ACTIVE MARKETS           OBSERVABLE    UNOBSERVABLE
ASSETS                        FOR IDENTICAL ASSETS               INPUTS          INPUTS       TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities:
 Common Stocks                            $384,120           $3,276,371           $-     $3,660,491
 Rights                                          -                  610            -            610
Money Market Instruments:
 Commercial Paper                                -               20,478            -         20,478
 Money Market Funds                          6,808                    -            -          6,808
---------------------------------------------------------------------------------------------------
Total                                     $390,928           $3,297,459           $-     $3,688,387
---------------------------------------------------------------------------------------------------

For the period of June 1, 2014, through May 31, 2015, common stocks with a fair value of $2,894,736,000 were transferred from Level 1 to Level 2. Due to an assessment of events at the end of the reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

20  | USAA INTERNATIONAL FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2015

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    RIGHTS - enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Security was fair valued at May 31, 2015, by USAA Asset Management Company (the Manager) in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees (the Board). The total value of all such securities was $610,000, which represented less than 0.1% of the Fund's net assets.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (c) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (d) Rate represents the money market fund annualized seven-day yield at May 31, 2015.

    *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

22  | USAA INTERNATIONAL FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,859,276)                  $3,688,387
   Cash denominated in foreign currencies (identified cost of $5,218)                    5,215
   Receivables:
      Capital shares sold                                                                2,092
      USAA Asset Management Company (Note 6D)                                                5
      USAA Transfer Agency Company (Note 6E)                                                15
      Dividends and interest                                                            13,920
      Securities sold                                                                      530
                                                                                    ----------
         Total assets                                                                3,710,164
                                                                                    ----------
LIABILITIES
   Payables:
      Securities purchased                                                               2,319
      Capital shares redeemed                                                            2,981
   Unrealized depreciation on foreign currency contracts held, at value                      7
   Accrued management fees                                                               2,382
   Accrued transfer agent's fees                                                           195
   Other accrued expenses and payables                                                     270
                                                                                    ----------
         Total liabilities                                                               8,154
                                                                                    ----------
            Net assets applicable to capital shares outstanding                     $3,702,010
                                                                                    ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                  $2,748,968
   Accumulated undistributed net investment income                                      29,860
   Accumulated net realized gain on investments                                         94,455
   Net unrealized appreciation of investments                                          829,111
   Net unrealized depreciation of foreign currency translations                           (384)
                                                                                    ----------
            Net assets applicable to capital shares outstanding                     $3,702,010
                                                                                    ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,958,773/63,400 shares outstanding)              $    30.90
                                                                                    ==========
      Institutional Shares (net assets of $1,735,756/56,325
         shares outstanding)                                                        $    30.82
                                                                                    ==========
      Adviser Shares (net assets of $7,481/243 shares outstanding)                  $    30.77
                                                                                    ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividends (net of foreign taxes withheld of $7,970)                $  88,724
    Interest                                                                  21
                                                                       ---------
        Total income                                                      88,745
                                                                       ---------
EXPENSES
    Management fees                                                       26,372
    Administration and servicing fees:
        Fund Shares                                                        2,748
        Institutional Shares                                               1,678
        Adviser Shares                                                        11
    Transfer agent's fees:
        Fund Shares                                                        3,114
        Institutional Shares                                               1,677
    Distribution and service fees (Note 6F):
        Adviser Shares                                                        18
    Custody and accounting fees:
        Fund Shares                                                          422
        Institutional Shares                                                 379
        Adviser Shares                                                         2
    Postage:
        Fund Shares                                                          123
        Institutional Shares                                                  33
    Shareholder reporting fees:
        Fund Shares                                                           57
        Institutional Shares                                                   5
    Trustees' fees                                                            25
    Registration fees:
        Fund Shares                                                           63
        Institutional Shares                                                  30
        Adviser Shares                                                        23
    Professional fees                                                        242
    Other                                                                     49
                                                                       ---------
            Total expenses                                                37,071
    Expenses reimbursed:
        Adviser Shares                                                        (5)
                                                                       ---------
            Net expenses                                                  37,066
                                                                       ---------
NET INVESTMENT INCOME                                                     51,679
                                                                       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
    Net realized gain (loss) on:
        Investments                                                      172,611
        Foreign currency transactions                                       (674)
    Change in net unrealized appreciation/depreciation of:
        Investments                                                     (150,239)
        Foreign currency translations                                       (280)
                                                                       ---------
            Net realized and unrealized gain                              21,418
                                                                       ---------
    Increase in net assets resulting from operations                   $  73,097
                                                                       =========

See accompanying notes to financial statements.

================================================================================

24  | USAA INTERNATIONAL FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------------------------------

                                                                                  2015              2014
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
    Net investment income                                                   $   51,679        $   39,751
    Net realized gain on investments                                           172,611            72,877
    Net realized gain (loss) on foreign currency transactions                     (674)               94
    Change in net unrealized appreciation/depreciation of:
        Investments                                                           (150,239)          352,746
        Foreign currency translations                                             (280)              154
                                                                            ----------------------------
    Increase in net assets resulting from operations                            73,097           465,622
                                                                            ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
        Fund Shares                                                            (30,715)          (13,321)
        Institutional Shares                                                   (29,991)          (15,240)
        Adviser Shares                                                             (99)              (33)
                                                                            ----------------------------
            Total distributions of net investment income                       (60,805)          (28,594)
                                                                            ----------------------------
    Net realized gains:
        Fund Shares                                                            (23,717)                -
        Institutional Shares                                                   (21,727)                -
        Adviser Shares                                                             (95)                -
                                                                            ----------------------------
            Total distributions of net realized gains                          (45,539)                -
                                                                            ----------------------------
    Distributions to shareholders                                             (106,344)          (28,594)
                                                                            ----------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
    Fund Shares                                                                136,320           102,430
    Institutional Shares                                                        34,050           274,158
    Adviser Shares                                                                (128)               88
                                                                            ----------------------------
            Total net increase in net assets from capital
                share transactions                                             170,242           376,676
                                                                            ----------------------------
    Capital contribution from USAA Transfer
            Agency Company (Note 6E)                                                15                 3
                                                                            ----------------------------
    Net increase in net assets                                                 137,010           813,707

NET ASSETS
    Beginning of year                                                        3,565,000         2,751,293
                                                                            ----------------------------
    End of year                                                             $3,702,010        $3,565,000
                                                                            ============================
Accumulated undistributed net investment income:
    End of year                                                             $   29,860        $   39,779
                                                                            ============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA International Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of three classes of shares: International Fund Shares (Fund Shares), International Fund Institutional Shares (Institutional Shares), and International Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve

================================================================================

26  | USAA INTERNATIONAL FUND

================================================================================

from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events

================================================================================

28  | USAA INTERNATIONAL FUND

================================================================================

       that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Repurchase agreements are valued at cost, which approximates market value.

    6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, in consultation with the Fund's subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain common stocks which are valued based on methods discussed in Note 1A2, and commercial paper, which is valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

================================================================================

30  | USAA INTERNATIONAL FUND

================================================================================

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2015, there were no custodian and other bank credits.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended May 31, 2015, the Fund paid CAPCO facility fees of $18,000, which represents 5.0% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2015.

================================================================================

32  | USAA INTERNATIONAL FUND

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, foreign capital gain tax reclass and passive foreign investment corporation adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $793,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2015, and 2014, was as follows:

                                                2015                   2014
                                           -----------------------------------
Ordinary income*                           $ 60,805,000            $28,594,000
Long-term realized capital gain              45,539,000                      0
                                           ------------            -----------
   Total distributions paid                $106,344,000            $28,594,000
                                           ============            ===========

As of May 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                    $ 33,456,000
Undistributed long-term capital gains                               97,911,000
Unrealized appreciation of investments                             821,678,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and passive foreign investment corporation adjustments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended May 31, 2015, the Fund utilized pre-enactment capital loss carryforwards of $28,854,000, to offset capital gains. At May 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended May 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2015, were $715,641,000 and $578,593,000, respectively.

As of May 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $2,866,330,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2015, for federal income tax purposes, were $938,447,000 and $116,390,000, respectively, resulting in net unrealized appreciation of $822,057,000.

(5) CAPITAL SHARE TRANSACTIONS

At May 31, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time.

================================================================================

34  | USAA INTERNATIONAL FUND

================================================================================

Capital share transactions for all classes were as follows, in thousands:

                                                      YEAR ENDED                     YEAR ENDED
                                                     MAY 31, 2015                   MAY 31, 2014
-------------------------------------------------------------------------------------------------------
                                                SHARES         AMOUNT           SHARES          AMOUNT
                                                -------------------------------------------------------
FUND SHARES:
Shares sold                                     11,645        $347,623          10,759         $315,272
Shares issued from
 reinvested dividends                            1,861          53,586             450           13,087
Shares redeemed                                 (8,871)       (264,889)         (7,747)        (225,929)
                                                -------------------------------------------------------
Net increase from capital
 share transactions                              4,635        $136,320           3,462         $102,430
                                                =======================================================
INSTITUTIONAL SHARES:
Shares sold                                      7,935        $237,154          14,214         $402,643
Shares issued from
 reinvested dividends                            1,802          51,699             525           15,238
Shares redeemed                                 (8,620)       (254,803)         (4,915)        (143,723)
                                                -------------------------------------------------------
Net increase from capital
 share transactions                              1,117        $ 34,050           9,824         $274,158
                                                =======================================================
ADVISER SHARES:
Shares sold                                          1        $     34               6         $    178
Shares issued from reinvested dividends              -*              1               -*               -*
Shares redeemed                                     (5)           (163)             (3)**           (90)**
                                                -------------------------------------------------------
Net increase (decrease) from
 capital share transactions                         (4)       $   (128)              3         $     88
                                                =======================================================

     * Represents less than 500 shares or $500.
    ** Net of redemption fees.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper International Funds Index over the performance period. The Lipper International Funds Index tracks the total return performance of the 30 largest funds in the Lipper International Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
-------------------------------------------------------------------
+/- 100 to 400                               +/- 4
+/- 401 to 700                               +/- 5
+/- 701 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

================================================================================

36  | USAA INTERNATIONAL FUND

================================================================================

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper International Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended May 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $26,372,000, which included no performance adjustments for the Fund Shares and Institutional Shares, and for the Adviser Shares the performance adjustment was less than $500 and less than 0.01%.

B. SUBADVISORY ARRANGEMENT(S) - The Manager has entered into an Investment Subadvisory Agreement with MFS Investment Management (MFS), under which MFS directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays MFS a subadvisory fee based on the aggregate average net assets in the USAA International Fund and the USAA World Growth Fund combined, in an annual amount of 0.33% on the first $2 billion of assets, 0.30% of assets over $2 billion and up to $3 billion, and 0.25% on assets over $3 billion. For the year ended May 31, 2015, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to MFS, of $10,366,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended May 31, 2015, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,748,000, $1,678,000, and $11,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2015, the Fund reimbursed the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    Manager $99,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager has agreed, through October 1, 2015, to limit the total annual operating expenses of the Adviser Shares to 1.40% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2015, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. Prior to October 1, 2014, the Adviser Shares' expense limitation was 1.55% of average net assets. For the year ended May 31, 2015, the Adviser Shares incurred reimbursable expenses of $5,000, which was a receivable from the Manager.

E.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2015, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $3,114,000, $1,677,000, and less than $500, respectively. Additionally, the Fund recorded a capital contribution and a receivable from SAS of $15,000 at May 31, 2015, for adjustments related to corrections to certain shareholder transactions.

F. DISTRIBUTION AND SERVICE (12b-1) fees - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all

================================================================================

38  | USAA INTERNATIONAL FUND

================================================================================

    or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2015, the Adviser Shares incurred distribution and service (12b-1) fees of $18,000.

G. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 17 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of May 31, 2015, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                  OWNERSHIP%
--------------------------------------------------------------------------------
USAA Cornerstone Conservative                                             0.1
USAA Cornerstone Equity                                                   0.8
USAA Target Retirement Income                                             0.9
USAA Target Retirement 2020                                               2.2
USAA Target Retirement 2030                                               5.9
USAA Target Retirement 2040                                               7.4
USAA Target Retirement 2050                                               4.3
USAA Target Retirement 2060                                               0.2

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2015, USAA and its affiliates owned 240,000 shares which represent 98.7% of the Adviser Shares and 0.2% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                       YEAR ENDED MAY 31,
                          --------------------------------------------------------------------------
                                2015            2014            2013            2012            2011
                          --------------------------------------------------------------------------
Net asset value at
 beginning of period      $    31.25      $    27.29      $    21.59      $    26.30      $    19.71
                          --------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income           .38             .34(a)          .32(a)          .35             .29
 Net realized and
   unrealized gain (loss)        .16            3.86(a)         5.71(a)        (4.76)           6.52
                          --------------------------------------------------------------------------
Total from investment
 operations                      .54            4.20(a)         6.03(a)        (4.41)           6.81
                          --------------------------------------------------------------------------
Less distributions from:
 Net investment income          (.50)           (.24)           (.33)           (.30)           (.22)
 Realized capital gains         (.39)              -               -               -               -
                          --------------------------------------------------------------------------
Total distributions             (.89)           (.24)           (.33)           (.30)           (.22)
                          --------------------------------------------------------------------------
Net asset value at
 end of period            $    30.90      $    31.25      $    27.29      $    21.59      $    26.30
                          ==========================================================================
Total return (%)*               1.97           15.44           28.01          (16.71)          34.67
Net assets at
 end of period (000)      $1,958,773     $ 1,836,335      $1,509,000      $1,587,445      $1,840,770
Ratios to average
 net assets:**
 Expenses (%)(b)                1.12            1.16            1.21            1.21            1.21
 Net investment income (%)      1.42            1.16            1.27            1.56            1.37
Portfolio turnover (%)            17              14              20              17              25

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2015, average net assets were $1,831,810,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:

                                   -            (.00%)(+)       (.00%)(+)       (.00%)(+)       (.00%)(+)
    (+)Represents less than 0.01% of average net assets.

================================================================================

40  | USAA INTERNATIONAL FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                       YEAR ENDED MAY 31,
                          ----------------------------------------------------------------------------
                                2015            2014             2013             2012            2011
                          ----------------------------------------------------------------------------
Net asset value at
 beginning of period      $    31.17      $    27.23       $    21.59      $     26.32    $      19.72
                          ----------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income           .46             .38              .42(a)           .45             .45
 Net realized and
  unrealized gain (loss)         .12            3.85             5.65(a)         (4.82)           6.45
                          ----------------------------------------------------------------------------
Total from investment
 operations                      .58            4.23             6.07(a)         (4.37)           6.90
                          ----------------------------------------------------------------------------
Less distributions from:
 Net investment income          (.54)           (.29)            (.43)            (.36)           (.30)
 Realized capital gains         (.39)              -                -                -               -
                          ----------------------------------------------------------------------------
Total distributions             (.93)           (.29)            (.43)            (.36)           (.30)
                          ----------------------------------------------------------------------------
Net asset value at
 end of period            $    30.82      $    31.17       $    27.23      $     21.59    $      26.32
                          ============================================================================
Total return (%)*               2.11           15.60            28.23           (16.54)          35.13
Net assets at
 end of period (000)      $1,735,756      $1,720,967       $1,235,652      $    443,089   $    385,203
Ratios to average
 net assets:**
 Expenses (%)(b)                 .99            1.01             1.02              .99             .90(c)
 Expenses, excluding
   reimbursements (%)(b)         .99            1.01             1.02              .99             .91
 Net investment income (%)      1.53            1.33             1.65             1.94            1.91
Portfolio turnover (%)            17              14               20               17              25

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2015, average net assets were $1,677,121,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios as follows:

                                   -            (.00%)(+)        (.00%)(+)        (.00%)(+)       (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(c) Prior to October 1, 2010, the Manager voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.87% of the Institutional
    Shares' average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                           PERIOD ENDED
                                                YEAR ENDED MAY 31,                           MAY 31,
                          -----------------------------------------------------------------------------
                                2015           2014            2013              2012           2011***
                          -----------------------------------------------------------------------------
Net asset value at
 beginning of period          $31.13         $27.17          $21.54            $26.24         $22.17
                              ----------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income           .32            .25             .23               .28            .23
 Net realized and
   unrealized gain (loss)        .12           3.84            5.69             (4.75)          4.05
                              ----------------------------------------------------------------------
Total from investment
 operations                      .44           4.09            5.92             (4.47)          4.28
                              ----------------------------------------------------------------------
Less distributions from:
 Net investment income          (.41)          (.13)           (.29)             (.23)          (.21)
 Realized capital gains         (.39)             -               -                 -              -
                              ----------------------------------------------------------------------
Total distributions             (.80)          (.13)           (.29)             (.23)          (.21)
                              ----------------------------------------------------------------------
Net asset value at
 end of period                $30.77         $31.13          $27.17            $21.54         $26.24
                              ======================================================================
Total return (%)*               1.62          15.10           27.56            (17.00)         19.38
Net assets at end
 of period (000)              $7,481         $7,698          $6,641            $5,223         $6,361
Ratios to average
 net assets:**
 Expenses (%)(c)                1.44(a)        1.46            1.55              1.55           1.55(b)
 Expenses, excluding
   reimbursements (%)(c)        1.51           1.46            1.68              1.76           1.90(b)
 Net investment income (%)      1.07            .85             .97              1.20           1.23(b)
Portfolio turnover (%)            17             14              20                17             25

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2015, average net assets were $7,280,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Prior to October 1, 2014, the Manager voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 1.55% of their annual average net assets.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:

                                   -           (.00%)(+)       (.00%)(+)         (.00%)(+)      (.00%)(+)
    (+)Represents less than 0.01% of average net assets.

================================================================================

42  | USAA INTERNATIONAL FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2014, through May 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                     BEGINNING              ENDING              DURING PERIOD*
                                   ACCOUNT VALUE         ACCOUNT VALUE        DECEMBER 1, 2014 -
                                  DECEMBER 1, 2014       MAY 31, 2015            MAY 31, 2015
                                  --------------------------------------------------------------
FUND SHARES
Actual                                  $1,000.00           $1,054.50                $5.69

Hypothetical
 (5% return before expenses)             1,000.00            1,019.40                 5.59

INSTITUTIONAL SHARES
Actual                                   1,000.00            1,055.30                 5.07

Hypothetical
 (5% return before expenses)             1,000.00            1,020.00                 4.99

ADVISER SHARES
Actual                                   1,000.00            1,053.10                 7.17

Hypothetical
 (5% return before expenses)             1,000.00            1,017.95                 7.04

* Expenses are equal to the annualized expense ratio of 1.11% for Fund Shares, 0.99% for Institutional Shares, and 1.40% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 5.45% for Fund Shares, 5.53% for Institutional Shares, and 5.31% for Adviser Shares for the six-month period of December 1, 2014, through May 31, 2015.

================================================================================

44  | USAA INTERNATIONAL FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2015

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreement between the Manager and the Subadviser with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and

================================================================================

46  | USAA INTERNATIONAL FUND

================================================================================

investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratio of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

group and its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including the performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreement relating to the Fund are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-year period ended December 31, 2014, was above the average of its performance universe and its Lipper index for the three-year period ended December 31, 2014, and was above the average of its performance universe and lower than its Lipper index for the five-year period ended December 31, 2014. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2014, was in the top 40% of its performance universe for the three- and five- year periods ended December 31, 2014.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information

================================================================================

48  | USAA INTERNATIONAL FUND

================================================================================

considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund.
This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board considered the fact that the Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into

================================================================================

50  | USAA INTERNATIONAL FUND

================================================================================

account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2014, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

52  | USAA INTERNATIONAL FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

INTERESTED TRUSTEE(1)

--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------
ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

54  | USAA INTERNATIONAL FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over one year of experience as a Board Member of the USAA family of funds.
Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA INTERNATIONAL FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
 (2) Member of Executive Committee.
 (3) Member of Audit and Compliance Committee.
 (4) Member of Product Management and Distribution Committee.
 (5) Member of Corporate Governance Committee.
 (6) Member of Investments Committee.
 (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
 (8) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
 (9) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
 (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice
President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

58  | USAA INTERNATIONAL FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13).
Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

 (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

60  | USAA INTERNATIONAL FUND

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9825
------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9825
------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
-----------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
-----------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1700
ACCOUNTING FIRM                        San Antonio, Texas 78205
---------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA        We know what it means to serve.(R)             10%

   =============================================================================
   23409-0715                                (C)2015, USAA. All rights reserved.

   [LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA MANAGED ALLOCATION FUND]

 ======================================================

     ANNUAL REPORT
     USAA MANAGED ALLOCATION FUND
     MAY 31, 2015

======================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE STRENGTH OF THE STOCK AND BOND
MARKETS DURING THE REPORTING PERIOD GAVE            [PHOTO OF BROOKS ENGLEHARDT]
INVESTORS THE OPPORTUNITY TO FORTIFY THEIR
FINANCIAL FOUNDATION."

--------------------------------------------------------------------------------

JULY 2015

Global monetary policy was a key theme during the one-year reporting period ended May 31, 2015, with divergence among central banks driving the performance of the global financial markets. In the first half of the reporting period, the United States was the place to be as stocks posted strong gains on the back of the Federal Reserve's (the Fed) Quantitative Easing (QE) program and ongoing commitment to low interest rates. Market leadership changed in the second half of the reporting period after the Fed concluded its QE asset purchases and stated that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies as global central banks took a different approach than the Fed by, continuing to take aggressive steps, such as - cutting interest rates and boosting stimulus measures to shore up their sagging economies. The Bank of Japan expanded its existing QE program, while the European Central Bank launched its own. By the end of the reporting period, the stimulus measures appeared to be having their desired effect. Japan's economy, though still fragile, rebounded from recession. In Europe, evidence of a modest economic recovery emerged.

The divergence in global monetary policy approaches also had a major impact on currencies. The U.S. dollar strengthened during the reporting period, appreciating significantly compared to most other global currencies. This appears likely to benefit American consumers, who will experience increased buying power when traveling overseas or buying imported goods. However, the strength of the U.S. dollar made it more difficult for American companies to compete overseas. At the same time, inflation pressures eased, with the drop in energy prices as a prime example. Oil and natural gas prices fell sharply during the reporting period, while the prices of copper and agricultural commodities also declined. Gold prices declined, but held up relatively well in comparison to such other commodities.

================================================================================

================================================================================

In the bond markets, interest rates fell, especially on the long end of the yield curve. As a result, longer maturity bonds, such as 30-year U.S. Treasury securities, recorded the highest bond market returns of the reporting period overall. Although short-term interest rates edged up during the first half of the reporting period in anticipation of a Fed interest rate increase, they fell back after the Fed - in response to weaker U.S. economic data - said it would continue monitoring conditions before determining when it might be appropriate to raise the federal funds rate. At USAA Investments, we believe the Fed wants to return to a more normal interest rate environment, but we continue to hold to our long-held view that the timing and pace of interest rate increases will be data dependent and slower than many market participants currently expect. In addition, we believe that any potential increase will not be, in itself, a harbinger of more dramatic action. (It is important to note that as the reporting period ended, volatility in the global fixed-income markets increased, starting in Europe where Greece and its debt problems once again took center stage.)

The strength of the stock and bond markets during the reporting period gave investors the opportunity to fortify their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security - and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next.

On behalf of all of us at USAA Investments, thank you for allowing us to serve your investment needs. We will continue providing you with our best advice, superior service, and a wide variety of investment options.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

    Distributions to Shareholders                                             8

    Report of Independent Registered
       Public Accounting Firm                                                 9

    Portfolio of Investments                                                 10

    Notes to Portfolio of Investments                                        12

    Financial Statements                                                     14

    Notes to Financial Statements                                            17

EXPENSE EXAMPLE                                                              26

ADVISORY AGREEMENT(S)                                                        28

TRUSTEES' AND OFFICERS' INFORMATION                                          33

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

207216-0715

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA MANAGED ALLOCATION FUND (THE FUND) SEEKS TO MAXIMIZE TOTAL RETURN, CONSISTING PRIMARILY OF CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in U.S. and/or foreign (to include emerging markets) equity securities and fixed-income securities through investments in shares of other investment companies, including exchange-traded funds (ETFs) and real estate securities, including real estate investment trusts (REITs). Consistent with its investment strategy, the Fund may at times invest directly in U.S. and/or foreign equity securities and fixed-income securities as well as derivatives, including futures contracts and hedge funds.*

*The Fund is not offered for sale directly to the general public and currently is available for investment through a USAA discretionary managed account program. The Fund may be offered to other persons and legal entities that USAA Asset Management Company may approve from time to time. There are no minimum initial or subsequent purchase payment amounts for investments in the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

       JOHN P. TOOHEY, CFA                      ARNOLD J. ESPE, CFA
       WASIF A. LATIF                           R. MATTHEW FREUND, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The past year brought a wide dispersion of returns among the various asset classes within the global financial markets. U.S. equities led the way with healthy, double-digit gains, as investors were encouraged by improving economic growth and the likelihood that the Federal Reserve will maintain a "lower for longer" interest-rate policy. While U.S. equities finished in positive territory, international stocks generally closed the reporting period with negative returns. This shortfall was partially due to slower-than-expected growth in the major economies in both the developed and emerging markets during 2014. Growth data began to exceed expectations with the onset of the new year, which boosted performance for international equities in the latter half of the reporting period. For U.S. investors, however, a large portion of the resulting gains were offset by the declining value of foreign currencies relative to the U.S. dollar. The strength of the dollar also contributed to weakness in the price of gold, which led to significant underperformance for gold-mining stocks.

    The bond market performed well during the reporting period, as the low yields available in the developed international markets helped make yields in the United States attractive on a relative basis. The resulting demand led to rising prices (and falling yields) for U.S. Treasury securities, as well as other rate-sensitive market segments such as investment-grade corporate bonds. The high-yield bond market, which was supported by favorable credit conditions and investors' healthy appetite for risk, also

================================================================================

2  | USAA MANAGED ALLOCATION FUND

================================================================================

    delivered a positive return. Still, the high-yield bond market generally lagged the investment-grade bond market due to the impact the fourth-quarter sell-off in oil prices had on the many energy issuers within the asset class.

o HOW DID THE USAA MANAGED ALLOCATION FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended May 31, 2015, the Fund had a total return of 1.98%. This compares to returns of 11.81% for the S&P 500(R) Index and 3.03% for the Barclays U.S. Aggregate Bond Index.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund is designed to provide more flexibility in implementing tactical asset allocation shifts within USAA's Managed Portfolios. The Fund primarily uses exchange-traded funds (ETFs) to implement the portfolio manager's target allocations.

    The Fund's allocation to domestic equities made the largest contribution to its 12-month performance results. The portfolio holds allocations to ETFs that invest in large-, mid-, and small-cap stocks, which enabled it to capitalize on the broad-based gains in the U.S. stock market during the reporting period.

    The positive performance of the domestic equity allocation was offset, to some extent, by the weaker returns of the Fund's positions in ETFs linked to both developed- and emerging-market international equities. It should be noted, however, that both asset classes performed well during the second half of the reporting period, led by the Fund's investment in an ETF that tracks the return of European equities. The European

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    markets have performed well year-to-date in 2015, as investors have been encouraged by signs of improving growth and the potential positive impact of the European Central Bank's Quantitative Easing policy.

    The Fund's fixed-income allocation also made a positive contribution to performance. The Fund's position in an ETF invested in intermediate-term U.S. Treasuries performed well and allowed the Fund to capitalize on the rise in bond prices, which was a result of falling bond yields. In addition, the Fund's position in a corporate bond ETF gained ground due to both falling interest rates and the favorable credit conditions in the United States.

    Although the domestic equity and fixed-income markets have both produced robust performance in recent years, investors need to take care not to extrapolate these gains too far into the future. U.S. stock market valuations are currently above the historical norms, particularly in the small-cap space, which may suggest a lower-return environment in the years to come. At the same time, investment-grade bond yields are so low that the potential for additional price appreciation appears relatively limited.

    With this as the backdrop, we believe our approach of diversifying across multiple asset classes and geographic regions can add meaningful value for our investors. We continue to use fundamentals and valuations as the basis for determining optimal portfolio asset allocations, and we seek to construct the Fund's portfolio to capitalize on a wide range of potential outcomes regarding global growth, central bank policy, and inflation. We believe this approach - rather than one that seeks to ride momentum in outperforming asset classes - is appropriate for an environment likely to be characterized by higher volatility and lower expected returns.

    Thank you for allowing us to help you manage your investments.

    Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Exchange-traded Funds
    (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. o Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss.

================================================================================

4  | USAA MANAGED ALLOCATION FUND

================================================================================

INVESTMENT OVERVIEW

USAA MANAGED ALLOCATION FUND (THE FUND)
(Ticker Symbol: UMAFX)


--------------------------------------------------------------------------------
                                          5/31/15                    5/31/14
--------------------------------------------------------------------------------

Net Assets                             $1.4 Billion                $1.2 Billion
Net Asset Value Per Share                 $11.99                      $11.99


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15
--------------------------------------------------------------------------------
    1 YEAR                                           SINCE INCEPTION 2/01/10

    1.98%                                                    7.31%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/14*
--------------------------------------------------------------------------------

                                    1.01%


               (includes acquired fund fees and expenses of 0.28%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                        o CUMULATIVE PERFORMANCE COMPARISON o

                    [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                  BARCLAYS U.S.
                       S&P 500              USAA MANAGED         AGGREGATE BOND
                        INDEX             ALLOCATION FUND            INDEX
01/31/10             $10,000.00             $10,000.00            $10,000.00
02/28/10              10,309.77              10,200.00             10,037.34
03/31/10              10,931.91              10,420.00             10,025.00
04/30/10              11,104.50              10,490.00             10,129.36
05/31/10              10,217.80              10,140.00             10,214.60
06/30/10               9,682.92               9,980.00             10,374.78
07/31/10              10,361.33              10,600.00             10,485.46
08/31/10               9,893.58              10,230.00             10,620.38
09/30/10              10,776.53              11,100.00             10,631.70
10/31/10              11,186.57              11,250.00             10,669.56
11/30/10              11,188.00              11,030.00             10,608.23
12/31/10              11,935.71              11,257.84             10,493.84
01/31/11              12,218.61              11,226.51             10,506.05
02/28/11              12,637.20              11,372.71             10,532.33
03/31/11              12,642.23              11,508.48             10,538.15
04/30/11              13,016.63              11,780.00             10,671.92
05/31/11              12,869.29              11,832.22             10,811.19
06/30/11              12,654.77              11,759.12             10,779.54
07/31/11              12,397.44              11,915.76             10,950.59
08/31/11              11,723.99              12,030.64             11,110.58
09/30/11              10,899.81              11,592.02             11,191.40
10/31/11              12,091.08              12,239.51             11,203.42
11/30/11              12,064.36              11,988.87             11,193.70
12/31/11              12,187.77              12,051.67             11,316.73
01/31/12              12,733.97              12,534.63             11,416.10
02/29/12              13,284.61              12,770.50             11,413.48
03/31/12              13,721.79              12,579.56             11,350.94
04/30/12              13,635.66              12,646.95             11,476.78
05/31/12              12,816.15              11,984.28             11,580.63
06/30/12              13,344.20              12,377.39             11,585.17
07/31/12              13,529.54              12,523.40             11,744.96
08/31/12              13,834.27              12,703.11             11,752.64
09/30/12              14,191.77              12,927.74             11,768.82
10/31/12              13,929.72              12,916.51             11,791.96
11/30/12              14,010.53              12,961.44             11,810.57
12/31/12              14,138.23              13,242.58             11,793.75
01/31/13              14,870.52              13,383.21             11,711.27
02/28/13              15,072.39              13,277.74             11,769.97
03/31/13              15,637.65              13,359.77             11,779.37
04/30/13              15,938.94              13,523.84             11,898.56
05/31/13              16,311.78              13,266.02             11,686.26
06/30/13              16,092.73              12,832.41             11,505.49
07/31/13              16,911.60              13,160.55             11,521.22
08/31/13              16,421.81              12,855.85             11,462.33
09/30/13              16,936.79              13,230.86             11,570.84
10/31/13              17,715.34              13,594.16             11,664.39
11/30/13              18,255.19              13,676.19             11,620.72
12/31/13              18,717.34              13,780.15             11,555.05
01/31/14              18,070.21              13,422.84             11,725.78
02/28/14              18,896.81              13,875.43             11,788.13
03/31/14              19,055.65              13,994.53             11,768.05
04/30/14              19,196.51              14,089.81             11,867.35
05/31/14              19,647.13              14,280.38             12,002.47
06/30/14              20,052.99              14,447.12             12,008.67
07/31/14              19,776.45              14,197.01             11,978.55
08/31/14              20,567.60              14,482.85             12,110.79
09/30/14              20,279.17              14,006.44             12,028.56
10/31/14              20,774.49              14,137.45             12,146.79
11/30/14              21,333.22              14,197.00             12,232.96
12/31/14              21,279.48              13,967.67             12,244.43
01/31/15              20,640.69              13,967.67             12,501.17
02/28/15              21,826.94              14,465.65             12,383.64
03/31/15              21,481.76              14,319.90             12,441.12
04/30/15              21,687.83              14,538.52             12,396.49
05/31/15              21,966.72              14,562.82             12,366.63

                                   [END CHART]

                          Data from 1/31/10 to 5/31/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Managed Allocation Fund to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the S&P 500 Index and the Barclay U.S. Aggregate Bond Index is calculated from the end of the month, January 31, 2010, while the inception date of the Fund is February 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

6  | USAA MANAGED ALLOCATION FUND

================================================================================

                         o ASSET ALLOCATION - 5/31/15 o

                         [PIE CHART OF ASSET ALLOCATION]

DOMESTIC EXCHANGE-TRADED FUNDS*                                             28.3%
FIXED-INCOME EXCHANGE-TRADED FUNDS*                                         30.4%
INTERNATIONAL EXCHANGE-TRADED FUNDS*                                        38.8%
MONEY MARKET INSTRUMENTS                                                     2.5%

                                   [END CHART]

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 10-11.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2015:

 DIVIDEND RECEIVED
DEDUCTION (CORPORATE           FOREIGN           FOREIGN SOURCE         QUALIFIED INTEREST
 SHAREHOLDERS)(1)            TAXES PAID(2)          INCOME                    INCOME
------------------------------------------------------------------------------------------
      18%                     $1,117,000          $14,328,000                $18,000
------------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2015, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

8  | USAA MANAGED ALLOCATION FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA MANAGED ALLOCATION FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Managed Allocation Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Managed Allocation Fund at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 20, 2015

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2015

-----------------------------------------------------------------------------------------------------
                                                                                               MARKET
NUMBER                                                                                          VALUE
OF SHARES    SECURITY                                                                           (000)
-----------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (97.5%)

             EXCHANGE-TRADED FUNDS (97.5%)

             DOMESTIC EXCHANGE-TRADED FUNDS (28.3%)
   352,600   iShares Core S&P Mid-Cap ETF                                                  $   53,683
   260,000   iShares Core S&P Small-Cap ETF                                                    30,418
   209,400   iShares Russell 2000 ETF                                                          25,949
 1,354,900   SPDR S&P 500 ETF Trust                                                           286,060
                                                                                           ----------
             Total Domestic Exchange-Traded Funds                                             396,110
                                                                                           ----------
             FIXED-INCOME EXCHANGE-TRADED FUNDS (30.4%)
 1,629,400   iShares 7-10 Year Treasury Bond ETF                                              174,215
   525,000   iShares iBoxx High Yield Corporate Bond Fund                                      47,728
   956,700   iShares iBoxx Investment Grade Corporate Bond Fund                               113,149
 2,280,900   SPDR Barclays High Yield Bond Fund                                                89,913
                                                                                           ----------
             Total Fixed-Income Exchange-Traded Funds                                         425,005
                                                                                           ----------
             INTERNATIONAL EXCHANGE-TRADED FUNDS (38.8%)
 1,167,100   iShares Core MSCI EAFE ETF                                                        71,030
   287,400   iShares Core MSCI Emerging Markets ETF                                            14,356
 3,169,100   iShares MSCI EAFE ETF                                                            211,189
 1,302,400   Vanguard FTSE Emerging Markets ETF                                                55,143
 3,360,900   Vanguard FTSE European ETF                                                       190,496
                                                                                           ----------
             Total International Exchange-Traded Funds                                        542,214
                                                                                           ----------
             Total Equity Exchange-Traded Funds (cost: $1,270,502)                          1,363,329
                                                                                           ----------

-----------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON
(000)                                                               RATE       MATURITY
-----------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (2.5%)

             COMMERCIAL PAPER (1.6%)

             FINANCIALS (1.6%)
             -----------------
             ASSET-BACKED FINANCING (1.6%)
$   10,348   Alpine Securitzation Corp.(a),(b)                      0.15%     6/01/2015        10,348
     4,666   Manhattan Asset Funding Co., LLC(a)                    0.13      6/05/2015         4,666

================================================================================

10  | USAA MANAGED ALLOCATION FUND

================================================================================

-----------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                      MARKET
AMOUNT                                                             COUPON                       VALUE
(000)        SECURITY                                               RATE       MATURITY         (000)
-----------------------------------------------------------------------------------------------------
$    8,000   Ridgefield Funding Co., LLC(a)                         0.17%     6/08/2015    $    7,999
                                                                                           ----------
                                                                                               23,013
                                                                                           ----------
             Total Financials                                                                  23,013
                                                                                           ----------
             Total Commercial Paper                                                            23,013
                                                                                           ----------

-----------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-----------------------------------------------------------------------------------------------------
             MONEY MARKET FUNDS (0.9%)
12,405,700   State Street Institutional Liquid Reserves Fund Premier Class, 0.10%(c)           12,406
                                                                                           ----------
             Total Money Market Instruments (cost: $35,419)                                    35,419
                                                                                           ----------

             TOTAL INVESTMENTS (COST: $1,305,921)                                          $1,398,748
                                                                                           ==========

------------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS           TOTAL
------------------------------------------------------------------------------------------------------
Equity Securities:
  Exchange-Traded Funds:
     Domestic Exchange-
        Traded Funds                     $  396,110             $     -             $-      $  396,110
     Fixed-Income Exchange-
        Traded Funds                        425,005                   -              -         425,005
     International Exchange-
        Traded Funds                        542,214                   -              -         542,214
Money Market Instruments:
  Commercial Paper                                -              23,013              -          23,013
  Money Market Funds                         12,406                   -              -          12,406
------------------------------------------------------------------------------------------------------
Total                                    $1,375,735             $23,013             $-      $1,398,748
------------------------------------------------------------------------------------------------------

For the period of June 1, 2014, through May 31, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2015

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 38.8% of net assets at May 31, 2015.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial

================================================================================

12  | USAA MANAGED ALLOCATION FUND

================================================================================

        Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (c) Rate represents the money market fund annualized seven-day yield at May 31, 2015.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  13

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,305,921)              $1,398,748
   Receivables:
       Capital shares sold                                                           1,294
       Interest                                                                          2
                                                                                ----------
           Total assets                                                          1,400,044
                                                                                ----------
LIABILITIES
   Payables:
       Capital shares redeemed                                                         605
   Accrued management fees                                                             714
   Other accrued expenses and payables                                                 111
                                                                                ----------
           Total liabilities                                                         1,430
                                                                                ----------
               Net assets applicable to capital shares outstanding              $1,398,614
                                                                                ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                              $1,284,586
   Accumulated undistributed net investment income                                   3,757
   Accumulated net realized gain on investments                                     17,444
   Net unrealized appreciation of investments                                       92,827
                                                                                ----------
               Net assets applicable to capital shares outstanding              $1,398,614
                                                                                ==========
   Capital shares outstanding, unlimited number of shares authorized,
       no par value                                                                116,632
                                                                                ==========
   Net asset value, redemption price, and offering price per share              $    11.99
                                                                                ==========

See accompanying notes to financial statements.

================================================================================

14  | USAA MANAGED ALLOCATION FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                    $ 35,993
   Interest                                                                           64
                                                                                --------
       Total income                                                               36,057
                                                                                --------
EXPENSES
   Management fees                                                                 7,793
   Administration and servicing fees                                                 649
   Transfer agent's fees                                                             649
   Custody and accounting fees                                                       137
   Postage                                                                            73
   Shareholder reporting fees                                                         12
   Trustees' fees                                                                     25
   Registration fees                                                                 117
   Professional fees                                                                 106
   Other                                                                              16
                                                                                --------
           Total expenses                                                          9,577
                                                                                --------
NET INVESTMENT INCOME                                                             26,480
                                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain                                                              27,675
   Change in net unrealized appreciation/depreciation of:
       Investments                                                               (25,987)
                                                                                --------
           Net realized and unrealized gain                                        1,688
                                                                                --------
   Increase in net assets resulting from operations                             $ 28,168
                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

---------------------------------------------------------------------------------------------
                                                                       2015              2014
---------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                         $   26,480        $   18,964
   Net realized gain (loss) on investments                           27,675              (983)
   Change in net unrealized appreciation/depreciation
       of investments                                               (25,987)           75,788
                                                                 ----------------------------
       Increase in net assets resulting from operations              28,168            93,769
                                                                 ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                            (25,373)          (16,984)
   Net realized gains                                                     -              (489)
                                                                 ----------------------------
       Distributions to shareholders                                (25,373)          (17,473)
                                                                 ----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                        338,275           545,984
   Reinvested dividends                                              25,202            17,473
   Cost of shares redeemed                                         (186,850)         (135,455)
                                                                 ----------------------------
       Increase in net assets from capital share transactions       176,627           428,002
                                                                 ----------------------------
   Net increase in net assets                                       179,422           504,298

NET ASSETS
   Beginning of year                                              1,219,192           714,894
                                                                 ----------------------------
   End of year                                                   $1,398,614        $1,219,192
                                                                 ============================
Accumulated undistributed net investment income:
   End of year                                                   $    3,757        $    2,651
                                                                 ============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                       28,496            48,889
   Shares issued for dividends reinvested                             2,174             1,517
   Shares redeemed                                                  (15,761)          (11,814)
                                                                 ----------------------------
       Increase in shares outstanding                                14,909            38,592
                                                                 ============================

See accompanying notes to financial statements.

================================================================================

16  | USAA MANAGED ALLOCATION FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Managed Allocation Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek to maximize total return, consisting primarily of capital appreciation. The Fund is not offered for sale directly to the general public and is available currently for investment through a USAA discretionary managed account program or other persons or legal entities that the Fund may approve from time to time.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including Exchange-Traded Funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will

================================================================================

18  | USAA MANAGED ALLOCATION FUND

================================================================================

        consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include commercial paper, which is valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

================================================================================

20  | USAA MANAGED ALLOCATION FUND

================================================================================

E. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2015, there were no custodian and other bank credits.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

For the year ended May 31, 2015, the Fund paid CAPCO facility fees of $6,000, which represents 1.8% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for distribution adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $1,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2015, and 2014, was as follows:

                                                2015                    2014
                                             -----------------------------------
Ordinary income*                             $25,373,000             $17,473,000

As of May 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                       $ 3,757,000
Undistributed long-term capital gains                                 18,210,000
Unrealized appreciation of investments                                92,061,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

22  | USAA MANAGED ALLOCATION FUND

================================================================================

For the year ended May 31, 2015, the Fund utilized post-enactment capital loss carryforwards of $9,593,000 to offset capital gains. At May 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended May 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2015, were $648,032,000 and $436,583,000, respectively.

As of May 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $1,306,687,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2015, for federal income tax purposes, were $94,115,000 and $2,054,000, respectively, resulting in net unrealized appreciation of $92,061,000.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2015, there were no subadvisers.

    The Fund's management fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets. For the year

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

    ended May 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $7,793,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the year ended May 31, 2015, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $649,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2015, the Fund reimbursed the Manager $37,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the year ended May 31, 2015, the Fund incurred transfer agent's fees, paid or payable to SAS, of $649,000.

D. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

24  | USAA MANAGED ALLOCATION FUND

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED MAY 31,
                                 -------------------------------------------------------------------------
                                       2015             2014          2013           2012             2011
                                 -------------------------------------------------------------------------
Net asset value at
  beginning of period            $    11.99       $    11.32      $  10.67       $  11.33         $  10.14
                                 -------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                 .23              .20           .18            .32(a)           .30(a)
  Net realized and
     unrealized gain (loss)             .00(b)           .66           .95           (.18)(a)         1.36(a)
                                 -------------------------------------------------------------------------
Total from investment
  operations                            .23              .86          1.13            .14(a)          1.66(a)
                                 -------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.23)            (.18)         (.23)          (.32)            (.22)
  Realized capital gains                  -             (.01)         (.25)          (.48)            (.25)
                                 -------------------------------------------------------------------------
Total distributions                    (.23)            (.19)         (.48)          (.80)            (.47)
                                 -------------------------------------------------------------------------
Net asset value at end
  of period                      $    11.99       $    11.99      $  11.32       $  10.67         $  11.33
                                 =========================================================================
Total return (%)*                      1.98             7.65         10.70           1.29            16.69
Net assets at
  end of period (000)            $1,398,614       $1,219,192      $714,894       $519,850         $474,503
Ratios to average
  net assets:**
  Expenses (%)(c)                       .74              .73           .74            .74              .75
  Net investment income (%)            2.04             1.80          1.68           2.87             2.80
Portfolio turnover (%)                   35               65            65(d)         125(d)           249

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2015, average net assets were $1,299,770,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                          -             (.00%)(+)     (.00%)(+)      (.00%)(+)        (.00%)(+)

    (+) Represents less than 0.01% of average net assets.
(d) Reflects decreased trading activity due to asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

EXPENSE EXAMPLE

May 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2014, through May 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

26  | USAA MANAGED ALLOCATION FUND

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                  EXPENSES PAID
                                       BEGINNING              ENDING              DURING PERIOD*
                                     ACCOUNT VALUE         ACCOUNT VALUE        DECEMBER 1, 2014 -
                                    DECEMBER 1, 2014        MAY 31, 2015           MAY 31, 2015
                                    --------------------------------------------------------------
Actual                                 $1,000.00              $1,025.80                 $3.69

Hypothetical
(5% return before expenses)             1,000.00               1,021.29                  3.68

* Expenses are equal to the Fund's annualized expense ratio of 0.73%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 2.58% for the six-month period of December 1, 2014, through May 31, 2015.

================================================================================

                                                           EXPENSE EXAMPLE |  27

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2015

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is

================================================================================

28  | USAA MANAGED ALLOCATION FUND

================================================================================

given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's

================================================================================

                                                     ADVISORY AGREEMENT(S) |  29

================================================================================

brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classifications, sales load type (in this case, retail investment companies with front-end sales loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, including underlying fund expenses, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee.

================================================================================

30  | USAA MANAGED ALLOCATION FUND

================================================================================

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-and three-year periods ended December 31, 2014. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one- and three-year periods ended December 31, 2014. The Board took into account management's discussion of the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

32  | USAA MANAGED ALLOCATION FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  33

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

34  | USAA MANAGED ALLOCATION FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over one year of experience as a Board Member of the USAA family of funds.
Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

36  | USAA MANAGED ALLOCATION FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2) Member of Executive Committee.
   (3) Member of Audit and Compliance Committee.
   (4) Member of Product Management and Distribution Committee.
   (5) Member of Corporate Governance Committee.
   (6) Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
   (9) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
   (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

38  | USAA MANAGED ALLOCATION FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13).
Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

(1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

40  | USAA MANAGED ALLOCATION FUND

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1700
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>>  SAVE PAPER AND FUND COSTS
    Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
    Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]                                       [LOGO OF RECYCLE PAPER]
         USAA      We know what it means to serve.(R)               10%

================================================================================
 93923-0715                                  (C)2015, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)

                             [GRAPHIC OF USAA PRECIOUS METALS AND MINERALS FUND]

 ==============================================================

         ANNUAL REPORT
         USAA PRECIOUS METALS AND MINERALS FUND
         FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
         MAY 31, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE STRENGTH OF THE STOCK AND BOND
MARKETS DURING THE REPORTING PERIOD GAVE            [PHOTO OF BROOKS ENGLEHARDT]
INVESTORS THE OPPORTUNITY TO FORTIFY THEIR
FINANCIAL FOUNDATION."

--------------------------------------------------------------------------------

JULY 2015

Global monetary policy was a key theme during the one-year reporting period ended May 31, 2015, with divergence among central banks driving the performance of the global financial markets. In the first half of the reporting period, the United States was the place to be as stocks posted strong gains on the back of the Federal Reserve's (the Fed) Quantitative Easing (QE) program and ongoing commitment to low interest rates. Market leadership changed in the second half of the reporting period after the Fed concluded its QE asset purchases and stated that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies as global central banks took a different approach than the Fed by, continuing to take aggressive steps, such as - cutting interest rates and boosting stimulus measures to shore up their sagging economies. The Bank of Japan expanded its existing QE program, while the European Central Bank launched its own. By the end of the reporting period, the stimulus measures appeared to be having their desired effect. Japan's economy, though still fragile, rebounded from recession. In Europe, evidence of a modest economic recovery emerged.

The divergence in global monetary policy approaches also had a major impact on currencies. The U.S. dollar strengthened during the reporting period, appreciating significantly compared to most other global currencies. This appears likely to benefit American consumers, who will experience increased buying power when traveling overseas or buying imported goods. However, the strength of the U.S. dollar made it more difficult for American companies to compete overseas. At the same time, inflation pressures eased, with the drop in energy prices as a prime example. Oil and natural gas prices fell sharply during the reporting period, while the prices of copper and agricultural commodities also declined. Gold prices declined, but held up relatively well in comparison to such other commodities.

================================================================================

================================================================================

In the bond markets, interest rates fell, especially on the long end of the yield curve. As a result, longer maturity bonds, such as 30-year U.S. Treasury securities, recorded the highest bond market returns of the reporting period overall. Although short-term interest rates edged up during the first half of the reporting period in anticipation of a Fed interest rate increase, they fell back after the Fed - in response to weaker U.S. economic data - said it would continue monitoring conditions before determining when it might be appropriate to raise the federal funds rate. At USAA Investments, we believe the Fed wants to return to a more normal interest rate environment, but we continue to hold to our long-held view that the timing and pace of interest rate increases will be data dependent and slower than many market participants currently expect. In addition, we believe that any potential increase will not be, in itself, a harbinger of more dramatic action. (It is important to note that as the reporting period ended, volatility in the global fixed-income markets increased, starting in Europe where Greece and its debt problems once again took center stage.)

The strength of the stock and bond markets during the reporting period gave investors the opportunity to fortify their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security - and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next.

On behalf of all of us at USAA Investments, thank you for allowing us to serve your investment needs. We will continue providing you with our best advice, superior service, and a wide variety of investment options.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Distributions to Shareholders                                            14

    Report of Independent Registered
      Public Accounting Firm                                                 15

    Portfolio of Investments                                                 16

    Notes to Portfolio of Investments                                        19

    Financial Statements                                                     21

    Notes to Financial Statements                                            24

EXPENSE EXAMPLE                                                              42

ADVISORY AGREEMENT(S)                                                        44

TRUSTEES' AND OFFICERS' INFORMATION                                          49

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

207217-0715

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA PRECIOUS METALS AND MINERALS FUND (THE FUND) SEEKS LONG-TERM CAPITAL APPRECIATION AND TO PROTECT THE PURCHASING POWER OF YOUR CAPITAL AGAINST INFLATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of domestic and foreign companies (including those located in emerging markets) principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                            FUND OBJECTIVE |   1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

DAN DENBOW, CFA                                            [PHOTO OF DAN DENBOW]
USAA Asset Management Company

--------------------------------------------------------------------------------

o  PLEASE REVIEW THE PERFORMANCE OF GOLD AND GOLD STOCKS OVER THE REPORTING
   PERIOD.

   Against a poor backdrop for commodities overall, gold held up well during the reporting period ended May 31, 2015, supported in part by central bank purchases and continued growth in demand from retail investors in emerging markets. The price of gold began the reporting period at $1,250 per ounce and ended at $1,191 per ounce, for a decline of 4.7% over the reporting period. However, the relatively modest decline for the full reporting period masked significant volatility along the way. Early in the reporting period, the price of gold rose on concerns over instability in the Middle East, driven in large part by the actions of the Islamic State militant group. The price of gold reached a peak for the reporting period on July 11, 2014 at $1,339 per ounce, and traded at comparable levels for several weeks thereafter. However, these gains were reversed as the reporting period progressed, as the U.S. dollar strengthened along with the improving outlook for the U.S. economy. Investors took long positions in the U.S. dollar given uncertain outlooks for Europe, China and emerging markets. Coinciding with the accelerating appreciation of the U.S. dollar in the second half of 2014, commodities overall suffered a sharp decline in price as uncertainty over Chinese growth took hold. The price of gold reached a low for the reporting period of $1,141 per ounce on November 5, 2014 but approached its earlier highs for the reporting period in January of 2015 in reaction to European Central Bank

================================================================================

2  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

   quantitative easing. During the reporting period, silver prices fell 11.0%, underperforming gold in keeping with silver's historical leverage to gold prices, while platinum prices fell 23.4%.

   The price of shares of gold mining companies has historically been leveraged to movements in the price of gold by a ratio of between 2:1 and 3:1. For the reporting period, gold stocks overall exhibited their traditional relationship to movements in the price of gold, underperforming the metal by a significant margin. Shares of senior producers with the financial wherewithal to withstand a dip in gold prices held up better than shares of junior miners, leading the Fund to selectively add exposure to smaller names as valuations became more attractive. As the reporting period drew to a close, there were signs that miners were being rewarded by the market for the increased efficiencies introduced across the sector in response to a lower gold price.

o HOW DID THE USAA PRECIOUS METALS AND MINERALS FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended May 31, 2015, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of -11.99%, -11.68%, and -12.05%, respectively. This compares to a total return of 11.81% for the S&P 500(R) Index, -11.63% for the NYSE Arca Gold Miners (GDM) Index, and -12.90% for the Lipper Precious Metals Equity Funds Index.

   USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

   Refer to page 8 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

o PLEASE DISCUSS THE PRINCIPAL FACTORS IN THE FUND'S PERFORMANCE FOR THE REPORTING PERIOD.

   At the end of May 2015, the Fund held 82% of assets in gold stocks, and the Fund's absolute performance reflects the overall negative returns for the sector. In terms of specific company weightings that helped performance on a relative basis, Centerra Gold, Inc. shares outperformed expectations as its mining operations continued to demonstrate solid performance and there were signs of progress in resolving a dispute over ownership of a mine in Kyrgyzstan. Kirkland Lake Gold, Inc. and Australian miner St. Barbara Ltd. were a pair of turnaround stories that added to the Fund's relative performance, as new management teams addressed issues with underperforming mining assets.

   On the downside, exposure to silver mining and exploration company Tahoe Resources, Inc. hurt relative performance. Tahoe Resources, Inc. shares were negatively impacted by a surprise change in the company's royalty agreement with the Guatemalan government, as well as an acquisition that was not well-received by the market. We believe the company is generally well-positioned to exhibit growth and the Fund has maintained this positive position. Impala Platinum Holdings Ltd. also underperformed expectations, on weakness in platinum prices and the prospect of continued labor strife in South Africa. Finally, Dundee Precious Metals, Inc. saw its shares suffer from short term operational issues, most notably the failure to meet expectations for expanded production from its Namibian smelter. We believe the company's long-term cash flow outlook is generally attractive and will eventually be rewarded by investors.

   The Fund will typically have modest exposure to silver and platinum stocks. We have been adding to our silver exposure as recent weakness has improved relative valuations for silver miners, and ended the reporting period with an approximately 13% weighting of silver holdings. The challenging labor environment in South Africa has led to concerns about production costs for platinum going forward, as the region is

================================================================================

4  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

   responsible for the majority of the world's supply. In addition, platinum is currently experiencing increased competition from palladium for market share in terms of its use in automobile manufacturing, particularly in China. The Fund had previously reduced exposure to platinum mining stocks, and at the end of the reporting period the Fund held approximately 2% in platinum miners.

   Thank you for allowing us to help you manage your investments.

   The USAA Precious Metals and Minerals Fund may be subject to stock market risk and is nondiversified which means that it may invest a greater percentage of its assets in a single issuer. Individual stocks will fluctuate in response to the activities of individual companies, general market, and economic conditions domestically and abroad. When redeemed or sold, may be worth more or less than the original cost. o The USAA Precious Metals and Minerals Fund is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than a fund that diversifies across many industries and companies. o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA PRECIOUS METALS AND MINERALS FUND SHARES (FUND SHARES)
(Ticker Symbol: USAGX)


--------------------------------------------------------------------------------
                                    5/31/15                     5/31/14
--------------------------------------------------------------------------------

Net Assets                      $573.5 Million              $710.5 Million
Net Asset Value Per Share           $12.26                      $14.12


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15
--------------------------------------------------------------------------------
   1 YEAR                           5 YEARS                      10 YEARS

  -11.99%                           -15.74%                        4.94%


--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 5/31/14*
--------------------------------------------------------------------------------

                                   1.24%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

                                 o CUMULATIVE PERFORMANCE COMPARISON o

                             [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                      USAA PRECIOUS METALS      LIPPER PRECIOUS
                                        AND MINERALS FUND     METALS EQUITY FUNDS     NYSE ARCA GOLD
                   S&P 500 INDEX             SHARES                 INDEX           MINERS (GDM) INDEX
05/31/05            $10,000.00             $10,000.00             $10,000.00             $10,000.00
06/30/05             10,014.19              11,022.06              10,836.71              10,861.42
07/31/05             10,386.61              10,919.12              10,840.30              10,596.03
08/31/05             10,291.84              11,588.24              11,342.45              11,115.27
09/30/05             10,375.20              13,345.59              13,147.65              13,016.89
10/31/05             10,202.23              12,448.53              12,295.84              12,035.26
11/30/05             10,588.10              13,786.76              13,545.60              13,198.93
12/31/05             10,591.73              15,696.65              15,028.86              14,880.63
01/31/06             10,872.23              18,238.64              17,854.26              17,914.89
02/28/06             10,901.74              17,371.55              16,682.43              16,167.89
03/31/06             11,037.44              19,342.89              18,333.43              17,612.73
04/30/06             11,185.64              21,751.49              20,549.02              19,830.65
05/31/06             10,863.71              19,839.43              18,774.70              17,626.08
06/30/06             10,878.43              20,039.53              18,662.80              17,636.32
07/31/06             10,945.54              20,084.00              18,671.52              17,657.39
08/31/06             11,205.96              21,099.32              19,301.66              18,497.53
09/30/06             11,494.74              19,083.50              17,557.56              16,281.53
10/31/06             11,869.31              20,565.72              18,867.76              17,340.15
11/30/06             12,095.02              22,959.49              20,723.35              19,137.84
12/31/06             12,264.68              22,476.70              20,278.69              18,294.19
01/31/07             12,450.17              22,662.79              20,151.13              18,149.57
02/28/07             12,206.65              23,123.98              20,546.06              18,356.13
03/31/07             12,343.18              23,196.80              20,744.36              18,121.85
04/30/07             12,889.93              23,204.89              21,126.46              18,221.41
05/31/07             13,339.72              23,350.53              21,233.92              18,016.26
06/30/07             13,118.11              22,970.25              20,946.55              17,430.21
07/31/07             12,711.38              23,366.71              21,479.73              18,429.45
08/31/07             12,901.93              22,492.88              20,251.37              17,279.63
09/30/07             13,384.44              27,209.92              24,524.02              20,771.71
10/31/07             13,597.35              31,045.03              27,582.34              23,251.31
11/30/07             13,028.89              27,800.56              24,893.78              21,329.50
12/31/07             12,938.50              28,697.71              25,245.35              21,509.05
01/31/08             12,162.43              31,230.38              26,982.34              23,498.14
02/29/08             11,767.32              33,948.36              29,292.34              24,879.71
03/31/08             11,716.51              31,142.13              26,663.82              22,434.91
04/30/08             12,287.14              29,147.76              25,175.38              20,448.61
05/31/08             12,446.29              31,345.10              26,874.45              21,661.11
06/30/08             11,397.03              32,501.12              27,348.43              22,717.96
07/31/08             11,301.22              28,944.80              24,072.96              20,435.03
08/31/08             11,464.69              25,644.38              21,283.42              17,652.39
09/30/08             10,443.10              22,635.18              18,657.85              15,854.50
10/31/08              8,689.20              13,413.44              11,559.55               9,796.65
11/30/08              8,065.71              16,563.84              13,600.67              12,503.76
12/31/08              8,151.54              21,645.05              17,017.95              15,838.00
01/31/09              7,464.47              21,421.17              17,056.24              16,025.66
02/28/09              6,669.67              21,553.47              17,007.40              15,637.84
03/31/09              7,253.90              24,453.72              19,072.19              17,404.23
04/30/09              7,948.17              22,764.45              17,973.10              15,498.12
05/31/09              8,392.73              30,010.00              23,347.01              20,832.81
06/30/09              8,409.38              26,071.76              20,726.34              17,816.22
07/31/09              9,045.45              28,025.61              22,158.41              18,752.78
08/31/09              9,372.02              28,229.14              22,356.13              18,621.96
09/30/09              9,721.74              31,821.38              25,132.22              21,339.09
10/31/09              9,541.14              30,722.34              24,315.53              20,024.92
11/30/09             10,113.45              36,624.61              28,817.60              24,071.98
12/31/09             10,308.80              35,153.51              27,212.29              21,851.41
01/31/10              9,937.95              31,648.50              24,632.73              19,278.84
02/28/10             10,245.80              33,861.10              26,353.20              20,814.33
03/31/10             10,864.09              34,801.98              27,446.24              21,007.15
04/30/10             11,035.60              39,165.15              30,407.66              24,002.98
05/31/10             10,154.40              38,120.88              29,380.77              23,588.16
06/30/10              9,622.84              38,968.70              30,117.73              24,690.34
07/31/10             10,297.04              37,779.69              29,486.89              22,946.93
08/31/10              9,832.19              41,605.22              32,255.66              25,460.70
09/30/10             10,709.66              44,686.32              34,838.09              26,644.42
10/31/10             11,117.16              45,141.24              36,186.02              27,225.51
11/30/10             11,118.58              46,857.56              37,534.69              28,320.08
12/31/10             11,861.65              49,188.53              39,488.81              29,444.81
01/31/11             12,142.79              42,915.24              35,093.74              25,853.72
02/28/11             12,558.79              46,470.48              38,350.18              28,693.31
03/31/11             12,563.79              46,940.69              38,735.66              28,866.13
04/30/11             12,935.87              49,670.20              40,440.18              29,864.76
05/31/11             12,789.44              46,504.89              38,066.43              27,900.43
06/30/11             12,576.25              44,761.67              36,090.09              26,250.46
07/31/11             12,320.52              46,871.88              37,868.20              27,353.00
08/31/11             11,651.24              50,679.43              40,167.51              30,187.84
09/30/11             10,832.17              43,695.10              33,773.73              26,528.47
10/31/11             12,016.06              46,080.55              36,545.13              28,306.09
11/30/11             11,989.50              46,160.83              36,709.93              29,063.08
12/31/11             12,112.14              39,588.60              31,867.75              24,888.75
01/31/12             12,654.95              44,103.87              35,635.94              27,307.94
02/29/12             13,202.18              42,939.88              35,025.90              26,790.12
03/31/12             13,636.65              38,667.64              31,284.68              23,989.75
04/30/12             13,551.06              36,800.13              29,716.71              22,452.80
05/31/12             12,736.63              33,001.16              26,657.57              21,216.46
06/30/12             13,261.41              33,563.97              27,088.35              21,725.74
07/31/12             13,445.59              32,399.97              26,593.87              20,803.29
08/31/12             13,748.43              35,751.25              29,198.02              23,287.64
09/30/12             14,103.71              40,650.26              32,911.85              26,084.83
10/31/12             13,843.29              39,716.51              32,162.53              25,710.15
11/30/12             13,923.60              35,853.58              29,457.54              23,140.70
12/31/12             14,050.51              34,892.93              28,713.59              22,781.79
01/31/13             14,778.25              31,823.71              26,607.97              20,450.76
02/28/13             14,978.87              28,195.26              23,818.03              18,415.35
03/31/13             15,540.63              28,468.37              23,780.52              18,661.44
04/30/13             15,840.04              23,149.24              19,767.72              14,955.09
05/31/13             16,210.57              21,705.67              18,980.60              14,564.66
06/30/13             15,992.88              18,077.22              15,733.81              12,080.66
07/31/13             16,806.67              20,366.13              17,490.14              13,313.22
08/31/13             16,319.92              22,069.81              18,804.01              13,884.77
09/30/13             16,831.70              20,041.00              17,263.34              12,401.88
10/31/13             17,605.42              20,093.02              17,275.28              12,433.18
11/30/13             18,141.92              17,700.07              15,392.07              10,995.90
12/31/13             18,601.21              16,987.15              14,976.31              10,569.66
01/31/14             17,958.09              18,667.62              16,349.27              11,710.50
02/28/14             18,779.56              21,168.80              18,241.26              12,937.03
03/31/14             18,937.42              19,410.16              16,815.45              11,822.19
04/30/14             19,077.40              19,957.29              17,262.04              12,097.56
05/31/14             19,525.23              18,394.06              16,297.65              11,249.50
06/30/14             19,928.57              22,067.66              19,114.51              13,243.99
07/31/14             19,653.73              21,481.45              18,694.62              13,020.42
08/31/14             20,439.98              22,223.98              19,014.09              13,400.81
09/30/14             20,153.34              17,912.06              15,573.76              10,750.87
10/31/14             20,645.59              14,759.54              13,022.95               8,777.43
11/30/14             21,200.85              15,515.10              13,648.94               9,297.46
12/31/14             21,147.44              15,582.01              13,719.99               9,333.06
01/31/15             20,512.61              17,892.90              15,433.12              11,232.83
02/28/15             21,691.50              17,113.80              14,967.85              10,763.28
03/31/15             21,348.46              14,948.16              13,182.92               9,280.54
04/30/15             21,553.26              16,506.36              14,381.36              10,233.80
05/31/15             21,830.42              16,189.44              14,195.08               9,941.34

                                              [END CHART]

       Data from 5/31/05 to 5/31/15.

       See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Precious Metals and Minerals Fund Shares to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The unmanaged Lipper Precious Metals Equity Funds Index tracks the total return performance of the 10 largest funds within the Lipper Precious Metals Equity Funds category.

o The NYSE Arca Gold Miners (GDM) Index is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver.

================================================================================

8  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

USAA PRECIOUS METALS AND MINERALS FUND INSTITUTIONAL SHARES
(INSTITUTIONAL SHARES) (Ticker Symbol: UIPMX)


--------------------------------------------------------------------------------
                                    5/31/15                    5/31/14
--------------------------------------------------------------------------------

Net Assets                      $161.6 Million             $183.8 Million
Net Asset Value Per Share           $12.31                       $14.17


--------------------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15
--------------------------------------------------------------------------------
   1 YEAR                        5 YEARS            SINCE INCEPTION 8/01/08

  -11.68%                        -15.54%                    -7.44%


--------------------------------------------------------------------------------
                             EXPENSE RATIO AS OF 5/31/14*
--------------------------------------------------------------------------------

                                         1.00%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2014, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                                  o CUMULATIVE PERFORMANCE COMPARISON o

                               [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                        USAA PRECIOUS METALS     LIPPER PRECIOUS
                                         AND MINERALS FUND        METALS EQUITY          NYSE ARCA GOLD
                    S&P 500 INDEX        INSTITUTIONAL SHARES       FUNDS INDEX         MINERS (GDM) INDEX
07/31/08             $10,000.00              $10,000.00             $10,000.00            $10,000.00
08/31/08              10,144.65                9,184.58               8,841.22              8,638.30
09/30/08               9,240.68                8,106.83               7,750.54              7,758.49
10/31/08               7,688.73                4,804.05               4,801.88              4,794.05
11/30/08               7,137.03                5,932.36               5,649.77              6,118.79
12/31/08               7,212.97                7,755.85               7,069.32              7,750.42
01/31/09               6,605.01                7,675.67               7,085.23              7,842.25
02/28/09               5,901.73                7,726.70               7,064.94              7,652.47
03/31/09               6,418.69                8,769.07               7,922.66              8,516.86
04/30/09               7,033.02                8,167.70               7,466.10              7,584.09
05/31/09               7,426.40               10,766.35               9,698.44             10,194.65
06/30/09               7,441.13                9,359.51               8,609.80              8,718.47
07/31/09               8,003.95               10,062.93               9,204.69              9,176.78
08/31/09               8,292.93               10,135.82               9,286.83              9,112.76
09/30/09               8,602.38               11,429.68              10,440.02             10,442.41
10/31/09               8,442.58               11,036.06              10,100.77              9,799.31
11/30/09               8,948.99               13,160.90              11,970.94             11,779.76
12/31/09               9,121.85               12,631.28              11,304.09             10,693.11
01/31/10               8,793.70               11,376.32              10,232.54              9,434.21
02/28/10               9,066.10               12,174.60              10,947.22             10,185.61
03/31/10               9,613.20               12,516.19              11,401.28             10,279.97
04/30/10               9,764.97               14,090.45              12,631.46             11,746.00
05/31/10               8,985.23               13,719.16              12,204.89             11,543.00
06/30/10               8,514.87               14,027.34              12,511.02             12,082.36
07/31/10               9,111.44               13,604.06              12,248.97             11,229.21
08/31/10               8,700.12               14,981.55              13,399.13             12,459.34
09/30/10               9,476.55               16,095.42              14,471.88             13,038.60
10/31/10               9,837.13               16,262.50              15,031.81             13,322.96
11/30/10               9,838.39               16,886.27              15,592.06             13,858.59
12/31/10              10,495.91               17,730.34              16,403.81             14,408.99
01/31/11              10,744.67               15,469.18              14,578.08             12,651.67
02/28/11              11,112.78               16,756.56              15,930.81             14,041.24
03/31/11              11,117.20               16,929.86              16,090.94             14,125.81
04/30/11              11,446.44               17,916.02              16,799.01             14,614.49
05/31/11              11,316.87               16,781.31              15,812.95             13,653.24
06/30/11              11,128.23               16,154.13              14,991.97             12,845.81
07/31/11              10,901.94               16,921.60              15,730.60             13,385.35
08/31/11              10,309.72               18,299.76              16,685.74             14,772.59
09/30/11               9,584.96               15,778.64              14,029.74             12,981.86
10/31/11              10,632.53               16,641.02              15,180.99             13,851.75
11/30/11              10,609.03               16,674.03              15,249.45             14,222.19
12/31/11              10,717.55               14,299.71              13,237.99             12,179.45
01/31/12              11,197.87               15,932.64              14,803.31             13,363.30
02/29/12              11,682.08               15,517.49              14,549.90             13,109.90
03/31/12              12,066.53               13,976.81              12,995.78             11,739.52
04/30/12              11,990.79               13,303.34              12,344.44             10,987.41
05/31/12              11,270.14               11,933.34              11,073.66             10,382.40
06/30/12              11,734.49               12,136.30              11,252.61             10,631.62
07/31/12              11,897.47               11,721.15              11,047.20             10,180.21
08/31/12              12,165.44               12,934.32              12,128.97             11,395.94
09/30/12              12,479.81               14,710.25              13,671.71             12,764.76
10/31/12              12,249.38               14,373.51              13,360.44             12,581.41
11/30/12              12,320.44               12,975.83              12,236.78             11,324.04
12/31/12              12,432.74               12,634.00              11,927.74             11,148.40
01/31/13              13,076.69               11,517.86              11,053.06             10,007.70
02/28/13              13,254.21               10,209.44               9,894.10              9,011.66
03/31/13              13,751.28               10,307.92               9,878.52              9,132.08
04/30/13              14,016.22                8,385.15               8,211.59              7,318.36
05/31/13              14,344.09                7,864.60               7,884.62              7,127.30
06/30/13              14,151.46                6,551.49               6,535.88              5,911.74
07/31/13              14,871.55                7,376.87               7,265.47              6,514.90
08/31/13              14,440.85                7,995.91               7,811.26              6,794.59
09/30/13              14,893.70                7,264.32               7,171.26              6,068.93
10/31/13              15,578.33                7,283.08               7,176.22              6,084.25
11/30/13              16,053.07                6,420.17               6,393.92              5,380.91
12/31/13              16,459.47                6,162.72               6,221.22              5,172.32
01/31/14              15,890.40                6,775.22               6,791.55              5,730.60
02/28/14              16,617.28                7,679.84               7,577.49              6,330.81
03/31/14              16,756.96                7,043.78               6,985.20              5,785.26
04/30/14              16,880.83                7,241.67               7,170.72              5,920.01
05/31/14              17,277.09                6,676.28               6,770.11              5,505.01
06/30/14              17,633.99                8,019.07               7,940.24              6,481.02
07/31/14              17,390.80                7,802.34               7,765.82              6,371.62
08/31/14              18,086.53                8,070.90               7,898.53              6,557.77
09/30/14              17,832.89                6,506.66               6,469.40              5,261.00
10/31/14              18,268.46                5,366.47               5,409.78              4,295.29
11/30/14              18,759.78                5,639.74               5,669.82              4,549.76
12/31/14              18,712.53                5,666.79               5,699.33              4,567.19
01/31/15              18,150.79                6,505.08               6,410.98              5,496.85
02/28/15              19,193.94                6,227.25               6,217.70              5,267.07
03/31/15              18,890.40                5,441.66               5,476.23              4,541.48
04/30/15              19,071.62                6,006.90               5,974.07              5,007.97
05/31/15              19,316.86                5,896.73               5,896.69              4,864.85

                                               [END CHART]

     Data from 7/31/08 to 5/31/15.*

     See page 8 for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the S&P 500 Index, the Lipper Precious Metals Equity Funds Index, and the NYSE Arca Gold Miners (GDM) Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

10  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

USAA PRECIOUS METALS AND MINERALS FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UPMMX)


--------------------------------------------------------------------------------
                                       5/31/15                     5/31/14
--------------------------------------------------------------------------------

Net Assets                           $12.4 Million              $15.7 Million
Net Asset Value Per Share               $12.17                      $14.01


--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15
--------------------------------------------------------------------------------
    1 YEAR                                          SINCE INCEPTION 8/01/10

   -12.05%                                                   -16.25%


--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 5/31/14*
--------------------------------------------------------------------------------

                                      1.40%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2014, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                                o CUMULATIVE PERFORMANCE COMPARISON o

                            [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                        LIPPER PRECIOUS                           USAA PRECIOUS METALS
                                      METALS EQUITY FUNDS      NYSE ARCA GOLD      AND MINERALS FUND
                   S&P 500 INDEX           INDEX             MINERS (GDM) INDEX     ADVISER SHARES
07/31/10            $10,000.00            $10,000.00            $10,000.00           $10,000.00
08/31/10              9,548.56             10,938.98             11,095.47            11,030.98
09/30/10             10,400.72             11,814.77             11,611.32            11,845.35
10/31/10             10,796.45             12,271.90             11,864.55            11,963.26
11/30/10             10,797.84             12,729.28             12,341.55            12,415.68
12/31/10             11,519.47             13,391.99             12,831.70            13,028.39
01/31/11             11,792.50             11,901.47             11,266.75            11,366.03
02/28/11             12,196.50             13,005.84             12,504.21            12,302.06
03/31/11             12,201.36             13,136.57             12,579.52            12,423.62
04/30/11             12,562.70             13,714.63             13,014.71            13,143.87
05/31/11             12,420.50             12,909.61             12,158.68            12,302.06
06/30/11             12,213.46             12,239.37             11,439.64            11,837.08
07/31/11             11,965.10             12,842.39             11,920.11            12,393.23
08/31/11             11,315.13             13,622.16             13,155.50            13,396.11
09/30/11             10,519.69             11,453.82             11,560.79            11,548.37
10/31/11             11,669.42             12,393.69             12,335.46            12,177.45
11/30/11             11,643.64             12,449.58             12,665.35            12,192.65
12/31/11             11,762.74             10,807.43             10,846.22            10,451.18
01/31/12             12,289.89             12,085.35             11,900.47            11,640.66
02/29/12             12,821.33             11,878.47             11,674.82            11,332.27
03/31/12             13,243.27             10,609.69             10,454.45            10,200.40
04/30/12             13,160.15             10,077.94              9,784.66             9,705.63
05/31/12             12,369.21              9,040.48              9,245.88             8,702.54
06/30/12             12,878.85              9,186.57              9,467.82             8,848.26
07/31/12             13,057.72              9,018.88              9,065.83             8,539.87
08/31/12             13,351.82              9,902.03             10,148.47             9,420.97
09/30/12             13,696.85             11,161.52             11,367.46            10,708.73
10/31/12             13,443.95             10,907.40             11,204.18            10,461.34
11/30/12             13,521.94              9,990.04             10,084.44             9,441.30
12/31/12             13,645.19              9,737.75              9,928.03             9,190.19
01/31/13             14,351.94              9,023.66              8,912.20             8,376.96
02/28/13             14,546.77              8,077.50              8,025.19             7,422.45
03/31/13             15,092.32              8,064.78              8,132.43             7,487.92
04/30/13             15,383.10              6,703.90              6,517.25             6,092.33
05/31/13             15,742.94              6,436.96              6,347.10             5,709.84
06/30/13             15,531.53              5,335.87              5,264.61             4,755.33
07/31/13             16,321.84              5,931.50              5,801.74             5,354.91
08/31/13             15,849.13              6,377.08              6,050.82             5,799.43
09/30/13             16,346.15              5,854.58              5,404.59             5,265.32
10/31/13             17,097.55              5,858.63              5,418.23             5,279.10
11/30/13             17,618.58              5,219.97              4,791.88             4,651.95
12/31/13             18,064.61              5,078.97              4,606.13             4,462.52
01/31/14             17,440.04              5,544.59              5,103.30             4,903.60
02/28/14             18,237.82              6,186.23              5,637.80             5,561.78
03/31/14             18,391.12              5,702.69              5,151.97             5,100.02
04/30/14             18,527.07              5,854.14              5,271.97             5,241.31
05/31/14             18,961.97              5,527.08              4,902.40             4,827.79
06/30/14             19,353.68              6,482.37              5,771.57             5,796.11
07/31/14             19,086.78              6,339.98              5,674.15             5,641.04
08/31/14             19,850.34              6,448.32              5,839.92             5,834.01
09/30/14             19,571.97              5,281.59              4,685.10             4,700.29
10/31/14             20,050.02              4,416.52              3,825.10             3,873.26
11/30/14             20,589.26              4,628.81              4,051.72             4,069.68
12/31/14             20,537.39              4,652.91              4,067.24             4,089.17
01/31/15             19,920.87              5,233.89              4,895.14             4,692.77
02/28/15             21,065.76              5,076.10              4,690.51             4,490.41
03/31/15             20,732.61              4,470.77              4,044.35             3,921.69
04/30/15             20,931.50              4,877.20              4,459.77             4,329.91
05/31/15             21,200.67              4,814.03              4,332.32             4,246.18

                                                [END CHART]

    Data from 7/31/10 to 5/31/15.*

    See page 8 for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the S&P 500 Index, the Lipper Precious Metals Equity Funds Index, and the NYSE Arca Gold Miners (GDM) Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

12  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

                       o TOP 10 EQUITY HOLDINGS - 5/31/15 o
                                 (% of Net Assets)

Randgold Resources Ltd. ADR................................................ 5.4%
Silver Wheaton Corp. ...................................................... 5.2%
Royal Gold, Inc. .......................................................... 4.9%
Goldcorp, Inc. ............................................................ 4.8%
Eldorado Gold Corp. ....................................................... 4.5%
Newmont Mining Corp. ...................................................... 4.4%
Newcrest Mining Ltd. ...................................................... 4.3%
Compania de Minas Buenaventura S.A. ADR ................................... 4.2%
Agnico-Eagle Mines Ltd. ................................................... 3.9%
Centerra Gold, Inc. ....................................................... 3.5%

                          o ASSET ALLOCATION - 5/31/15 o

                          [PIE CHART OF ASSET ALLOCATION]

GOLD                                                                       81.8%
SILVER                                                                     12.7%
MONEY MARKET INSTRUMENTS                                                    3.7%
PLATINUM GROUP METALS                                                       1.5%

                              [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 16-18.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2015:

                                 DIVIDEND RECEIVED DEDUCTION
                                 (CORPORATE SHAREHOLDERS)(1)
                                 ---------------------------
                                           17.41%
                                 ---------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended May 31, 2015, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

14  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA PRECIOUS METALS AND MINERALS
FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Precious Metals and Minerals Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Precious Metals and Minerals Fund at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 20, 2015

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  15

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2015

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
             COMMON STOCKS (96.0%)

             GOLD (81.8%)

             AFRICAN GOLD COMPANIES (4.7%)
 1,679,800   AngloGold Ashanti Ltd. ADR*                                                   $ 16,093
 3,900,000   Gold Fields Ltd. ADR                                                            13,299
18,400,000   Great Basin Gold Ltd.*(a)                                                            -
 6,500,000   Great Basin Gold Ltd., acquired 03/30/2012; cost $4,455*(a),(b),(c)                  -
 3,700,000   Harmony Gold Mining Co. Ltd. ADR*                                                5,476
                                                                                           --------
                                                                                             34,868
                                                                                           --------
             AUSTRALIAN GOLD COMPANIES (8.3%)
 7,063,636   Kingsgate Consolidated Ltd.*                                                     4,375
 3,000,000   Newcrest Mining Ltd.*                                                           32,409
 5,000,000   OceanaGold Corp.                                                                12,143
21,450,000   Perseus Mining Ltd.*                                                             7,330
15,971,414   St. Barbara Ltd.*                                                                5,739
                                                                                           --------
                                                                                             61,996
                                                                                           --------
             EUROPEAN GOLD COMPANIES (7.3%)
13,199,700   Centamin plc                                                                    14,010
   560,000   Randgold Resources Ltd. ADR                                                     40,449
                                                                                           --------
                                                                                             54,459
                                                                                           --------
             NORTH AMERICAN GOLD COMPANIES (57.3%)
   900,000   Agnico-Eagle Mines Ltd.                                                         28,953
 8,161,500   Alacer Gold Corp.*                                                              18,573
 3,492,500   Alamos Gold, Inc.                                                               22,860
 6,800,000   AuRico Gold, Inc.                                                               22,440
   240,000   Axmin, Inc., acquired 12/06/2006-06/03/2008; cost $1,806*(b)                         2
 6,782,289   B2Gold Corp.*                                                                   11,507
 1,460,000   Barrick Gold Corp.                                                              17,316
 4,250,000   Centerra Gold, Inc.                                                             26,246
 1,896,900   Continental Gold Ltd.*                                                           4,057
   242,800   Detour Gold Corp.*                                                               2,595
 5,539,800   Dundee Precious Metals, Inc.*                                                   11,627
 7,018,100   Eldorado Gold Corp.                                                             33,897
   366,000   Freeport-McMoRan, Inc.                                                           7,192

================================================================================

16  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES    SECURITY                                                                         (000)
---------------------------------------------------------------------------------------------------
 2,000,000   Goldcorp, Inc.                                                                $ 35,520
 1,229,100   Guyana Goldfields, Inc.*                                                         3,647
 3,500,000   IAMGOLD Corp.*                                                                   7,105
 5,600,000   Kinross Gold Corp.*                                                             13,160
 1,985,000   Kirkland Lake Gold, Inc.*                                                       10,359
 5,260,000   Mandalay Resources Corp.                                                         4,018
 1,872,100   Nautilus Minerals, Inc., acquired 02/02/2007-03/11/2009; cost $3,817*(b),(c)       693
 6,610,700   New Gold, Inc.*                                                                 21,022
 1,200,000   Newmont Mining Corp.                                                            32,688
   375,000   Northern Star Mining Corp., acquired 05/05/2006; cost $373*(a),(b)                   -
 2,563,600   Primero Mining Corp.*                                                           10,534
19,227,950   Romarco Minerals, Inc.*                                                          6,880
   565,000   Royal Gold, Inc.                                                                36,595
 6,900,000   SEMAFO, Inc.*                                                                   20,474
 5,200,300   Torex Gold Resources, Inc.*                                                      4,642
 3,800,000   Yamana Gold, Inc.                                                               13,642
                                                                                           --------
                                                                                            428,244
                                                                                           --------
             SOUTH AMERICAN GOLD COMPANIES (4.2%)
 2,825,000   Compania de Minas Buenaventura S.A. ADR                                         31,640
                                                                                           --------
             Total Gold (cost: $1,233,426)                                                  611,207
                                                                                           --------
             PLATINUM GROUP METALS (1.5%)
 1,200,000   Impala Platinum Holdings Ltd.*                                                   6,057
12,000,000   Platinum Group Metals Ltd.*                                                      5,125
                                                                                           --------
             Total Platinum Group Metals (cost: $19,446)                                     11,182
                                                                                           --------
             SILVER (12.7%)
 1,066,457   Fresnillo plc                                                                   12,397
 2,100,000   Pan American Silver Corp.                                                       19,824
 2,025,000   Silver Wheaton Corp.                                                            38,617
 1,718,800   Tahoe Resources, Inc.                                                           23,883
                                                                                           --------
             Total Silver (cost: $134,750)                                                   94,721
                                                                                           --------
             Total Common Stocks (cost: $1,387,622)                                         717,110
                                                                                           --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                    MARKET
AMOUNT                                                            COUPON                      VALUE
(000)        SECURITY                                              RATE       MATURITY        (000)
---------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (3.7%)

             COMMERCIAL PAPER (1.9%)
$    7,500   LMA Americas, LLC(d),(e)                               0.14%     6/03/2015     $ 7,500
     7,037   Ridgefield Funding Co., LLC(d)                         0.17      6/08/2015       7,037
                                                                                            -------
             Total Commercial Paper                                                          14,537
                                                                                            -------

---------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
---------------------------------------------------------------------------------------------------
             MONEY MARKET FUNDS (1.8%)
13,365,498   State Street Institutional Liquid Reserves Fund Premier Class, 0.10%(f)         13,365
                                                                                           --------
             Total Money Market Instruments (cost: $27,902)                                  27,902
                                                                                           --------

             TOTAL INVESTMENTS (COST: $1,415,524)                                          $745,012
                                                                                           ========

---------------------------------------------------------------------------------------------------
($ IN 000s)                                           VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)        (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT      SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE     UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS           INPUTS      TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $698,656              $18,454              $-   $717,110
Money Market Instruments:
  Commercial Paper                                -               14,537               -     14,537
  Money Market Funds                         13,365                    -               -     13,365
---------------------------------------------------------------------------------------------------
Total                                      $712,021              $32,991              $-   $745,012
---------------------------------------------------------------------------------------------------

For the period of June 1, 2014, through May 31, 2015, common stocks with a fair value of $30,629,000 were transferred from Level 1 to Level 2. Due to an assessment of events at the end of the reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

18  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2015

--------------------------------------------------------------------------------

o     GENERAL NOTES

      Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

      The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 80.0% of net assets at May 31, 2015.

o     PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

      ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o     SPECIFIC NOTES

      (a) Security was fair valued at May 31, 2015, by USAA Asset Management Company (the Manager) in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees (the Board). The total value of all such securities was zero.

      (b) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at May 31, 2015, was $695,000, which represented 0.1% of the Fund's net assets.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  19

================================================================================

   (c) Restricted security that is not registered under the Securities Act of 1933.

   (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

   (e) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

   (f) Rate represents the money market fund annualized seven-day yield at May 31, 2015.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

20  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,415,524)             $  745,012
   Receivables:
       Capital shares sold                                                          1,335
       USAA Transfer Agency Company (Note 6D)                                           2
       Dividends and interest                                                         915
       Securities sold                                                                963
                                                                               ----------
           Total assets                                                           748,227
                                                                               ----------
LIABILITIES
   Payables:
       Capital shares redeemed                                                        124
   Accrued management fees                                                            446
   Accrued transfer agent's fees                                                       59
   Other accrued expenses and payables                                                194
                                                                               ----------
           Total liabilities                                                          823
                                                                               ----------
                Net assets applicable to capital shares outstanding            $  747,404
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $1,627,218
   Accumulated undistributed net investment loss                                  (29,514)
   Accumulated net realized loss on investments                                  (179,785)
   Net unrealized depreciation of investments                                    (670,512)
   Net unrealized depreciation of foreign currency translations                        (3)
                                                                               ----------
                Net assets applicable to capital shares outstanding            $  747,404
                                                                               ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $573,456/46,650 shares outstanding)          $    12.29
                                                                               ==========
       Institutional Shares (net assets of $161,591/13,097
           shares outstanding)                                                 $    12.34
                                                                               ==========
       Adviser Shares (net assets of $12,357/1,013 shares outstanding)         $    12.20
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
     Dividends (net of foreign taxes withheld of $907)                         $   6,847
     Interest                                                                         37
                                                                               ---------
          Total income                                                             6,884
                                                                               ---------
EXPENSES
     Management fees                                                               5,958
     Administration and servicing fees:
          Fund Shares                                                              1,019
          Institutional Shares                                                       173
          Adviser Shares                                                              24
     Transfer agent's fees:
          Fund Shares                                                              2,370
          Institutional Shares                                                       173
          Adviser Shares                                                              10
     Distribution and service fees (Note 6E):
          Adviser Shares                                                              39
     Custody and accounting fees:
          Fund Shares                                                                119
          Institutional Shares                                                        29
          Adviser Shares                                                               3
     Postage:
          Fund Shares                                                                130
          Institutional Shares                                                        73
          Adviser Shares                                                               4
     Shareholder reporting fees:
          Fund Shares                                                                 52
          Institutional Shares                                                         9
          Adviser Shares                                                               2
     Trustees' fees                                                                   25
     Registration fees:
          Fund Shares                                                                 27
          Institutional Shares                                                        20
          Adviser Shares                                                              20
     Professional fees                                                               114
     Other                                                                            18
                                                                               ---------
               Total expenses                                                     10,411
                                                                               ---------
NET INVESTMENT LOSS                                                               (3,527)
                                                                               ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
     Net realized gain (loss) on:
          Investments                                                              6,271
          Foreign currency transactions                                             (270)
     Change in net unrealized appreciation/depreciation of:
          Investments                                                           (102,777)
          Foreign currency translations                                              (54)
                                                                               ---------
               Net realized and unrealized loss                                  (96,830)
                                                                               ---------
     Decrease in net assets resulting from operations                          $(100,357)
                                                                               =========

See accompanying notes to financial statements.

================================================================================

22  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

-------------------------------------------------------------------------------------------------------
                                                                                2015               2014
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss                                                     $  (3,527)        $     (737)
   Net realized gain (loss) on investments                                     6,271            (95,273)
   Net realized gain (loss) on foreign currency transactions                    (270)                 9
   Change in net unrealized appreciation/depreciation of:
       Investments                                                          (102,777)           (73,680)
       Foreign currency translations                                             (54)                52
                                                                           ----------------------------
   Decrease in net assets resulting from operations                         (100,357)          (169,629)
                                                                           ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                            (8,022)            (1,084)
       Institutional Shares                                                   (2,503)            (1,016)
       Adviser Shares                                                           (182)                 -
                                                                           ----------------------------
            Distributions to Shareholders                                    (10,707)            (2,100)
                                                                           ----------------------------
NET DECREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                               (46,767)             1,865
   Institutional Shares                                                       (3,819)           (97,759)
   Adviser Shares                                                               (930)             6,894
                                                                           ----------------------------
        Total net decrease in net assets from capital share transactions     (51,516)           (89,000)
                                                                           ----------------------------
   Capital contribution from USAA Transfer Agency
        Company (Note 6D):
        Fund Shares                                                                2                  -
                                                                           ----------------------------
   Net decrease in net assets                                               (162,578)          (260,729)

NET ASSETS
   Beginning of year                                                         909,982          1,170,711
                                                                           ----------------------------
   End of year                                                             $ 747,404         $  909,982
                                                                           ============================
Accumulated undistributed net investment loss:
   End of year                                                             $ (29,514)        $  (36,776)
                                                                           ============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Precious Metals and Minerals Fund (the
Fund), which is classified as nondiversified under the 1940 Act. The Fund's investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation.

The Fund concentrates its investments in equity securities of domestic and foreign companies engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds. As such, the Fund may be exposed to more risk than portfolios with a broader industry diversification. As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risk associated with a single economic, political, or regulatory event than a diversified fund.

The Fund consists of three classes of shares: Precious Metals and Minerals Fund Shares (Fund Shares), Precious Metals and Minerals Fund Institutional Shares (Institutional Shares), and Precious Metals and Minerals Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and

================================================================================

24  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

   meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Manager will value the foreign securities in good faith, considering such available information that the Manager deems relevant, under valuation procedures approved by the Board. In addition, the Fund may use information from an external vendor or

================================================================================

26  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

       other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   5. Repurchase agreements are valued at cost, which approximates market value.

   6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain common stocks which are valued based on methods discussed in
    Note 1A2, and commercial paper, which is valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities

================================================================================

28  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

    may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2015, there were no custodian and other bank credits.

G. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended May 31, 2015, the Adviser Shares charged redemption fees of $1,000.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

================================================================================

30  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

For the year ended May 31, 2015, the Fund paid CAPCO facility fees of $4,000, which represents 1.2% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, passive foreign investment corporation, and net operating loss adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment loss by $21,496,000, increase accumulated net realized loss on investments by $14,705,000, and decrease in paid in capital by $6,791,000.
These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2015, and 2014, was as follows:

                                            2015                2014
                                        -------------------------------
Ordinary income*                        $10,707,000          $2,100,000

As of May 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Accumulated capital and other losses                      $(179,767,000)
Unrealized depreciation of investments                     (700,047,000)

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales, passive foreign investment corporation and mark-to-market adjustments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2015, the Fund had net capital loss carryforwards of $179,138,000 for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used. Late year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended May 31, 2015, the Fund deferred to June 1, 2015, late year losses of $629,000.

        CAPITAL LOSS CARRYFORWARDS
-------------------------------------------
              TAX CHARACTER
-------------------------------------------
(NO EXPIRATION)                   BALANCE
---------------                ------------
  Short-Term                   $ 21,142,000
   Long-Term                    157,996,000
                               ------------
       Total                   $179,138,000
                               ============

For the year ended May 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2015, were $65,857,000 and $1,080,073,000, respectively.

As of May 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $1,445,056,000.

================================================================================

32  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

Gross unrealized appreciation and depreciation of investments as of May 31, 2015, for federal income tax purposes, were $27,001,000 and $727,045,000, respectively, resulting in net unrealized depreciation of $700,044,000.

(5) CAPITAL SHARE TRANSACTIONS

At May 31, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                             YEAR ENDED                  YEAR ENDED
                                            MAY 31, 2015                MAY 31, 2014
------------------------------------------------------------------------------------------
                                         SHARES        AMOUNT        SHARES        AMOUNT
                                        --------------------------------------------------
FUND SHARES:
Shares sold                               9,440      $ 125,986        12,667     $ 189,371
Shares issued from reinvested
 dividends                                  663          7,824            83         1,059
Shares redeemed                         (13,781)      (180,577)      (12,862)     (188,565)
                                        --------------------------------------------------
Net increase (decrease) from
 capital share transactions              (3,678)     $ (46,767)         (112)    $   1,865
                                        ==================================================
INSTITUTIONAL SHARES:
Shares sold                               4,212      $  58,205         5,640     $  83,153
Shares issued from
 reinvested dividends                       208          2,464            77           988
Shares redeemed                          (4,288)       (64,488)      (11,707)     (181,900)
                                        --------------------------------------------------
Net increase (decrease) from
 capital share transactions                 132      $  (3,819)       (5,990)    $ (97,759)
                                        ==================================================
ADVISER SHARES:
Shares sold                                 545      $   7,629           730     $  10,988
Shares issued from reinvested
 dividends                                   14            163             -*            -*
Shares redeemed**                          (668)        (8,722)         (275)       (4,094)
                                        --------------------------------------------------
Net increase (decrease) from
 capital share transactions                (109)     $    (930)          455     $   6,894
                                        ==================================================

 *Represents less than 500 shares or $500.
**Net of redemption fees.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2015, there were no subadvisers.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Precious Metals Equity Funds Index over the performance period. The Lipper Precious Metals Equity Funds Index tracks the total return performance of the 10 largest funds in the Lipper Precious Metals Equity Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
------------------------------------------------------------------
+/- 100 to 400                             +/- 4
+/- 401 to 700                             +/- 5
+/- 701 and greater                        +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

================================================================================

34  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Precious Metals Equity Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended May 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $5,958,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $(455,000), $(91,000), and $(6,000), respectively. For the Fund Shares,
    Institutional Shares, and Adviser Shares, the performance adjustments were (0.07)%, (0.05)%, and (0.04)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended May 31, 2015, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,019,000, $173,000, and $24,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2015, the Fund reimbursed the Manager $24,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

C. EXPENSE LIMITATION - The Manager agreed, through October 1, 2014, to limit the total annual operating expenses of the Adviser Shares to 1.45% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. Effective October 1, 2014, the Manager terminated this agreement for the Adviser Shares. For the year ended May 31, 2015, the Adviser Shares incurred no reimbursable expenses.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2015, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $2,370,000, $173,000, and $10,000, respectively. Additionally, the Fund Shares recorded a capital contribution and a receivable from SAS of $2,000, at May 31, 2015, for adjustments related to corrections to certain shareholder transactions.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2015, the Adviser Shares incurred distribution and service (12b-1) fees of $39,000.

================================================================================

36  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 17 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of May 31, 2015, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                               OWNERSHIP %
--------------------------------------------------------------------------------
USAA Cornerstone Conservative                                         0.2
USAA Cornerstone Equity                                               0.5
USAA Target Retirement Income                                         0.2
USAA Target Retirement 2020                                           0.5
USAA Target Retirement 2030                                           1.5
USAA Target Retirement 2040                                           2.1
USAA Target Retirement 2050                                           1.2
USAA Target Retirement 2060                                           0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2015, USAA and its affiliates owned 130,000 shares which represent 12.8% of the Adviser Shares and 0.2% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2015, in accordance with affiliated transaction procedures approved by the Board purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Fund at the then-current market price with no brokerage commissions incurred.

                                                                    NET REALIZED
                                                      COST TO         LOSS TO
SELLER                         PURCHASER             PURCHASER         SELLER
--------------------------------------------------------------------------------
USAA Cornerstone           USAA Precious Metals       $652,000       $(132,000)
 Moderately Aggressive      and Minerals

USAA Cornerstone           USAA Precious Metals         79,000        (45,000)
 Moderate                   and Minerals

================================================================================

38  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED MAY 31,
                               -------------------------------------------------------------------
                                   2015            2014          2013           2012          2011
                               -------------------------------------------------------------------
Net asset value at
 beginning of period           $  14.12        $  16.69      $  25.80     $    40.55    $    36.87
                               -------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment loss(a)            (.06)           (.02)         (.00)(b)       (.07)         (.23)
 Net realized and
  unrealized gain (loss)(a)       (1.61)          (2.53)        (8.67)        (10.76)         8.52(c)
                               -------------------------------------------------------------------
Total from investment
 operations(a)                    (1.67)          (2.55)        (8.67)        (10.83)         8.29
                               -------------------------------------------------------------------
Less distributions from:
 Net investment income             (.16)           (.02)            -           (.08)         (.67)
 Realized capital gains               -               -          (.44)         (3.84)        (3.94)
                               -------------------------------------------------------------------
Total distributions                (.16)           (.02)         (.44)         (3.92)        (4.61)
                               -------------------------------------------------------------------
Net asset value at end
 of period                     $  12.29        $  14.12      $  16.69     $    25.80    $    40.55
                               ===================================================================
Total return (%)*                (11.77)         (15.26)       (34.23)        (29.04)        21.99(c)
Net assets at end
 of period (000)               $573,456        $710,487      $841,841     $1,577,939    $2,246,060
Ratios to average
 net assets:**
 Expenses (%)(d)                   1.25            1.24          1.18           1.17          1.15
 Net investment loss (%)           (.46)           (.13)         (.01)          (.21)         (.56)
Portfolio turnover (%)                8              10            15             20            24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2015, average net assets were $678,382,000.
(a) Calculated using average shares. For the year ended May 31, 2015, average shares were 49,244,000.
(b) Represents less than $0.01 per share.
(c) During the year ended May 31, 2011, the Manager reimbursed the Fund Shares
    $12,000 for a loss incurred from the disposal of an investment in error. The effect of this reimbursement on the Fund Shares' net realized loss and total return was less than $0.01/0.01% per share.
(d) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                      -            (.00%)(+)     (.00%)(+)      (.00%)(+)     (.00%)(+)
    (+)Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                       YEAR ENDED MAY 31,
                               -----------------------------------------------------------
                                   2015          2014          2013        2012       2011
                               -----------------------------------------------------------
Net asset value at
 beginning of period           $  14.17      $  16.77      $  25.87    $  40.67    $ 36.95
                               -----------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment
  income (loss)(a)                 (.03)          .02           .06         .02       (.11)
  Net realized and
  unrealized gain (loss)(a)       (1.60)        (2.56)        (8.72)     (10.81)      8.53(b)
                               -----------------------------------------------------------
Total from investment
 operations(a)                    (1.63)        (2.54)        (8.66)     (10.79)      8.42
                               -----------------------------------------------------------
Less distributions from:
 Net investment income             (.20)         (.06)            -        (.17)      (.76)
 Realized capital gains               -             -          (.44)      (3.84)     (3.94)
                               -----------------------------------------------------------
Total distributions                (.20)         (.06)         (.44)      (4.01)     (4.70)
                               -----------------------------------------------------------
Net asset value at end
 of period                     $  12.34      $  14.17      $  16.77    $  25.87    $ 40.67
                               ===========================================================
Total return (%)*                (11.46)       (15.11)       (34.10)     (28.89)     22.32(b)
Net assets at end
 of period (000)               $161,591      $183,768      $317,818    $145,782    $64,034
Ratios to average
 net assets:**
 Expenses (%)(c)                    .99          1.00           .99         .97        .89(d)
 Expenses, excluding
   reimbursements (%)(c)            .99          1.00           .99         .97        .89(d)
 Net investment
   income (loss) (%)               (.20)          .11           .27         .05       (.28)
Portfolio turnover (%)                8            10            15          20         24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2015, average net assets were $172,744,000.
(a) Calculated using average shares. For the year ended May 31, 2015, average shares were 12,596,000.
(b) During the year ended May 31, 2011, the Manager reimbursed the Institutional
    Shares less than $500 for a loss incurred from the disposal of an investment in error. The effect of this reimbursement on the Institutional Shares' net realized loss and total return was less than $0.01/0.01% per share.
(c) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                      -          (.00%)(+)     (.00%)(+)   (.00%)(+)  (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(d) Prior to October 1, 2010, the Manager voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.90% of the Institutional Shares'
    average net assets.

================================================================================

40  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                     PERIOD ENDED
                                              YEAR ENDED MAY 31,                        MAY 31,
                                -----------------------------------------------------------------
                                   2015           2014          2013         2012         2011***
                                -----------------------------------------------------------------
Net asset value at
 beginning of period            $ 14.01        $ 16.57       $ 25.68      $ 40.48       $36.47
                                --------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment loss(a)            (.08)          (.05)         (.06)        (.13)        (.27)
 Net realized and
  unrealized gain (loss)(a)       (1.58)         (2.51)        (8.61)      (10.78)        8.85(b)
                                --------------------------------------------------------------
Total from investment
 operations(a)                    (1.66)         (2.56)        (8.67)      (10.91)        8.58
                                --------------------------------------------------------------
Less distributions from:
 Net investment income             (.15)          (.00)(c)         -         (.06)        (.63)
 Realized capital gains               -              -          (.44)       (3.84)       (3.94)
                                --------------------------------------------------------------
Total distributions                (.15)          (.00)(c)      (.44)       (3.90)       (4.57)
                                --------------------------------------------------------------
Redemption fees added
 to beneficial interests            .00(c)        (.00)(c)      (.00)(c)      .01         (.00)(c)
                                --------------------------------------------------------------
Net asset value at
 end of period                  $ 12.20        $ 14.01       $ 16.57      $ 25.68       $40.48
                                ==============================================================
Total return (%)*                (11.83)        (15.45)       (34.39)      (29.26)       23.02(b)
Net assets at end
 of period (000)                $12,357        $15,727       $11,052      $11,904       $6,384
Ratios to average
 net assets:**
 Expenses (%)(d)                   1.39(f)        1.40          1.45         1.45         1.45(e)
 Expenses, excluding
   reimbursements (%)(d)           1.39           1.40          1.49         1.55         1.90(e)
 Net investment loss (%)           (.60)          (.31)         (.23)        (.39)        (.78)(e)
Portfolio turnover (%)                8             10            15           20           24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2015, average net assets were $15,758,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Calculated using average shares. For the year ended May 31, 2015, average shares were 1,147,000.
(b) During the year ended May 31, 2011, the Manager reimbursed the Adviser
    Shares less than $500 for a loss incurred from the disposal of an investment in error. The effect of this reimbursement on the Adviser Shares' net realized loss and total return was less than $0.01/0.01% per share.
(c) Represents less than $0.01 per share.
(d) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                      -           (.00%)(+)     (.00%)(+)    (.00%)(+)    (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(f) Prior to October 1, 2014, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.45% of the Adviser Shares' average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

EXPENSE EXAMPLE

May 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2014, through May 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

42  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                        BEGINNING                ENDING               DURING PERIOD*
                                      ACCOUNT VALUE           ACCOUNT VALUE         DECEMBER 1, 2014 -
                                     DECEMBER 1, 2014         MAY 31, 2015             MAY 31, 2015
                                     -----------------------------------------------------------------
FUND SHARES
Actual                                  $1,000.00              $1,046.00                  $6.53

Hypothetical
 (5% return before expenses)             1,000.00               1,018.55                   6.44

INSTITUTIONAL SHARES
Actual                                   1,000.00               1,048.10                   5.11

Hypothetical
 (5% return before expenses)             1,000.00               1,019.95                   5.04

ADVISER SHARES
Actual                                   1,000.00               1,045.90                   7.04

Hypothetical
 (5% return before expenses)             1,000.00               1,018.05                   6.94

*Expenses are equal to the annualized expense ratio of 1.28% for Fund Shares, 1.00% for Institutional Shares, and 1.38% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 4.60% for Fund Shares, 4.81% for Institutional Shares, and 4.59% for Adviser Shares for the six-month period of December 1, 2014, through May 31, 2015.

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2015

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is

================================================================================

44  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Manager and its affiliates provide compliance and administrative services to the Fund. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratio of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the

================================================================================

46  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended December 31, 2014 and was lower than the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2014.

The Board also noted that the Fund's percentile performance ranking was in the top 35% of its performance universe for the one-year period ended December 31, 2014 and was in the bottom 50% of its performance universe for the three- and five-year periods ended December 31, 2014. The Board took into account management's discussion of the Fund's performance. The Board also took into account the Fund's strong performance over the longer-term, including its top decile performance over the ten-year period ended December 31, 2014.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

48  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

50  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over one year of experience as a Board Member of the USAA family of funds.
Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

52   | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit and Compliance Committee.
  (4) Member of Product Management and Distribution Committee.
  (5) Member of Corporate Governance Committee.
  (6) Member of Investments Committee.
  (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (8) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (9) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
  (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

54  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13).
Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

 (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

56  | USAA PRECIOUS METALS AND MINERALS FUND

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1700
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA        We know what it means to serve.(R)             10%

   =============================================================================
   23407-0715                                (C)2015, USAA. All rights reserved.

  [LOGO OF USAA]
   USAA(R)

                                   [GRAPHIC OF USAA TREASURY MONEY MARKET TRUST]

 ======================================================

         ANNUAL REPORT
         USAA TREASURY MONEY MARKET TRUST(R)
         MAY 31, 2015

 ======================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE STRENGTH OF THE STOCK AND BOND
MARKETS DURING THE REPORTING PERIOD GAVE            [PHOTO OF BROOKS ENGLEHARDT]
INVESTORS THE OPPORTUNITY TO FORTIFY THEIR
FINANCIAL FOUNDATION."

--------------------------------------------------------------------------------

JULY 2015

Global monetary policy was a key theme during the one-year reporting period ended May 31, 2015, with divergence among central banks driving the performance of the global financial markets. In the first half of the reporting period, the United States was the place to be as stocks posted strong gains on the back of the Federal Reserve's (the Fed) Quantitative Easing (QE) program and ongoing commitment to low interest rates. Market leadership changed in the second half of the reporting period after the Fed concluded its QE asset purchases and stated that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies as global central banks took a different approach than the Fed by, continuing to take aggressive steps, such as - cutting interest rates and boosting stimulus measures to shore up their sagging economies. The Bank of Japan expanded its existing QE program, while the European Central Bank launched its own. By the end of the reporting period, the stimulus measures appeared to be having their desired effect. Japan's economy, though still fragile, rebounded from recession. In Europe, evidence of a modest economic recovery emerged.

The divergence in global monetary policy approaches also had a major impact on currencies. The U.S. dollar strengthened during the reporting period, appreciating significantly compared to most other global currencies. This appears likely to benefit American consumers, who will experience increased buying power when traveling overseas or buying imported goods. However, the strength of the U.S. dollar made it more difficult for American companies to compete overseas. At the same time, inflation pressures eased, with the drop in energy prices as a prime example. Oil and natural gas prices fell sharply during the reporting period, while the prices of copper and agricultural commodities also declined. Gold prices declined, but held up relatively well in comparison to such other commodities.

================================================================================

================================================================================

In the bond markets, interest rates fell, especially on the long end of the yield curve. As a result, longer maturity bonds, such as 30-year U.S. Treasury securities, recorded the highest bond market returns of the reporting period overall. Although short-term interest rates edged up during the first half of the reporting period in anticipation of a Fed interest rate increase, they fell back after the Fed - in response to weaker U.S. economic data - said it would continue monitoring conditions before determining when it might be appropriate to raise the federal funds rate. At USAA Investments, we believe the Fed wants to return to a more normal interest rate environment, but we continue to hold to our long-held view that the timing and pace of interest rate increases will be data dependent and slower than many market participants currently expect. In addition, we believe that any potential increase will not be, in itself, a harbinger of more dramatic action. (It is important to note that as the reporting period ended, volatility in the global fixed-income markets increased, starting in Europe where Greece and its debt problems once again took center stage.)

The strength of the stock and bond markets during the reporting period gave investors the opportunity to fortify their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security - and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next.

On behalf of all of us at USAA Investments, thank you for allowing us to serve your investment needs. We will continue providing you with our best advice, superior service, and a wide variety of investment options.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           4

FINANCIAL INFORMATION

    Distributions to Shareholders                                             8

    Report of Independent Registered
      Public Accounting Firm                                                  9

    Portfolio of Investments                                                 10

    Notes to Portfolio of Investments                                        11

    Financial Statements                                                     13

    Notes to Financial Statements                                            16

EXPENSE EXAMPLE                                                              25

ADVISORY AGREEMENT(S)                                                        27

TRUSTEES' AND OFFICERS' INFORMATION                                          32

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

207218-0715

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TREASURY MONEY MARKET TRUST (THE FUND) PROVIDES INVESTORS MAXIMUM CURRENT INCOME WHILE MAINTAINING THE HIGHEST DEGREE OF SAFETY AND LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in U.S. government securities with maturities of 397 days or less, which include U.S. Treasury bills, notes, and bonds; repurchase agreements collateralized by such obligations; and other obligations of the U.S. Treasury. The 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

ANTHONY M. ERA, Jr.                                    [PHOTO OF ANTHONY M. ERA]
USAA Asset Management Company

--------------------------------------------------------------------------------

O  WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

   Although longer-term interest rates fluctuated, they ended the reporting period ended May 31, 2015 lower than they started. At the beginning of the reporting period, longer-term interest rates were relatively flat as the Federal Reserve (the Fed) continued reducing its Quantitative Easing (QE) asset purchases. Through its QE program, the Fed had been buying U.S. Treasury securities and mortgage-backed securities in an effort to reduce borrowing costs and boost economic growth. In September 2014, longer-term interest rates surged on news of improving U.S. economic data, but then fell back later in the month. They fell further in October 2014, even as the Fed ended its QE program, with global economic weakness and geopolitical tensions driving a flight to quality assets. Longer-term interest rates continued to decline through the end of January 2015. Worries about Greece's willingness to meet its debt obligations, declining oil prices, and the west coast port strike weighed heavily on investor sentiment. In February 2015, interest rates rose but then fell by the end of April 2015 after the Fed dropped its pledge to remain "patient" about raising short-term interest rates. In May 2015, longer-term interest rates climbed as improved U.S. economic data increased anxiety over the timing of a short-term rate hike. Some observers speculated that the Fed might raise the federal funds target rate sometime during 2015, while others suggested a rate increase would not come until early 2016.

================================================================================

2  | USAA TREASURY MONEY MARKET TRUST

================================================================================

   Yields on money market mutual funds remained at or near 0% throughout the reporting period, as the Fed continued to hold the target federal funds rate between 0% and 0.25%. Despite exceptionally low absolute yields, investors continued to rely on money market funds for their safety and liquidity.

o HOW DID THE USAA TREASURY MONEY MARKET TRUST (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   For the reporting period ended May 31, 2015, the seven-day yield on the Fund remained at 0.00%. The total return for the same period was less than 0.01%, compared to an average of less than 0.01% for all money market funds ranked by iMoneyNet, Inc.

   USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o  HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?

   In keeping with our investment approach, we continued to invest the Fund's assets in securities with maturities of 397 days or less that are backed by the full faith and credit of the U.S. government. Consistent with our strategy, we continued to invest the Fund's assets primarily in eligible short-term repurchase agreements with approved counterparties. In our opinion, extending the portfolio's duration during the reporting period would have provided limited relative value if market interest rates exhibited higher volatility.

   Thank you for allowing us to help you manage your investments.

   Refer to page 5 for the iMoneyNet, Inc. definition.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA TREASURY MONEY MARKET TRUST (THE FUND) (Ticker Symbol: UATXX)

--------------------------------------------------------------------------------
                                        5/31/15                     5/31/14
--------------------------------------------------------------------------------
Net Assets                          $119.7 Million              $128.4 Million
Net Asset Value Per Share               $1.00                       $1.00
Dollar-Weighted Average
 Portfolio Maturity(+)                  3 Days                     11 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15*
--------------------------------------------------------------------------------
   1 YEAR                         5 YEARS                         10 YEARS
   0.00%                           0.00%                           1.21%

--------------------------------------------------------------------------------
  7-DAY YIELD AS OF 5/31/15                    EXPENSE RATIO AS OF 5/31/14**
--------------------------------------------------------------------------------
    UNSUBSIDIZED       -0.46%                              0.48%
    SUBSIDIZED          0.00%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*A total return percentage of 0.00% represents less than 0.01% of net assets.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2014, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or reinvested net investment income. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

4  | USAA TREASURY MONEY MARKET TRUST

================================================================================

                    o 7-DAY YIELD COMPARISON o

                [CHART OF 7-DAY YIELD COMPARISON]

                     USAA TREASURY MONEY
                         MARKET TRUST*      iMONEYNET AVERAGE*
 5/27/2014                  0.000                 0.000
 6/24/2014                  0.000                 0.000
 7/29/2014                  0.000                 0.000
 8/26/2014                  0.000                 0.000
 9/30/2014                  0.000                 0.000
10/28/2014                  0.000                 0.000
11/25/2014                  0.000                 0.000
12/30/2014                  0.000                 0.000
 1/27/2015                  0.000                 0.005
 2/24/2015                  0.000                 0.000
 3/31/2015                  0.000                 0.000
 4/28/2015                  0.000                 0.000
 5/26/2015                  0.000                 0.000

                           [END CHART]

  Data represent the last Tuesday of each month. Ending date 5/26/15.

The graph tracks the Fund's seven-day yield against the iMoneyNet, Inc. average for all retail money market funds that hold U.S. Treasuries and repos backed by the U.S. Treasury and all retail money funds that hold 100% in U.S. Treasuries. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

*Represents less than 0.01%.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                     O CUMULATIVE PERFORMANCE OF $10,000 O

                        [CHART OF CUMULATIVE PERFORMANCE]

                                                       USAA TREASURY MONEY
                                                           MARKET TRUST
05/31/05                                                   $10,000.00
06/30/05                                                    10,020.91
07/31/05                                                    10,044.54
08/31/05                                                    10,070.05
09/30/05                                                    10,097.47
10/31/05                                                    10,123.87
11/30/05                                                    10,153.03
12/31/05                                                    10,186.30
01/31/06                                                    10,216.74
02/28/06                                                    10,248.02
03/31/06                                                    10,285.50
04/30/06                                                    10,318.65
05/31/06                                                    10,356.64
06/30/06                                                    10,397.03
07/31/06                                                    10,435.80
08/31/06                                                    10,477.77
09/30/06                                                    10,520.06
10/31/06                                                    10,561.23
11/30/06                                                    10,602.55
12/31/06                                                    10,647.93
01/31/07                                                    10,688.16
02/28/07                                                    10,727.12
03/31/07                                                    10,772.06
04/30/07                                                    10,813.00
05/31/07                                                    10,856.59
06/30/07                                                    10,899.58
07/31/07                                                    10,942.14
08/31/07                                                    10,985.97
09/30/07                                                    11,021.12
10/31/07                                                    11,060.30
11/30/07                                                    11,096.13
12/31/07                                                    11,123.83
01/31/08                                                    11,149.96
02/29/08                                                    11,170.05
03/31/08                                                    11,185.22
04/30/08                                                    11,201.11
05/31/08                                                    11,217.03
06/30/08                                                    11,230.67
07/31/08                                                    11,245.00
08/31/08                                                    11,260.17
09/30/08                                                    11,269.75
10/31/08                                                    11,271.45
11/30/08                                                    11,272.53
12/31/08                                                    11,272.65
01/31/09                                                    11,272.66
02/28/09                                                    11,272.66
03/31/09                                                    11,272.67
04/30/09                                                    11,272.67
05/31/09                                                    11,272.68
06/30/09                                                    11,272.68
07/31/09                                                    11,272.69
08/31/09                                                    11,272.69
09/30/09                                                    11,272.70
10/31/09                                                    11,272.70
11/30/09                                                    11,272.71
12/31/09                                                    11,272.72
01/31/10                                                    11,272.72
02/28/10                                                    11,272.73
03/31/10                                                    11,272.73
04/30/10                                                    11,272.74
05/31/10                                                    11,272.75
06/30/10                                                    11,272.75
07/31/10                                                    11,272.76
08/31/10                                                    11,272.77
09/30/10                                                    11,272.78
10/31/10                                                    11,272.78
11/30/10                                                    11,272.79
12/31/10                                                    11,272.80
01/31/11                                                    11,272.80
02/28/11                                                    11,272.81
03/31/11                                                    11,272.82
04/30/11                                                    11,272.82
05/31/11                                                    11,272.83
06/30/11                                                    11,272.84
07/31/11                                                    11,272.84
08/31/11                                                    11,272.85
09/30/11                                                    11,272.86
10/31/11                                                    11,272.86
11/30/11                                                    11,272.87
12/31/11                                                    11,272.88
01/31/12                                                    11,272.89
02/29/12                                                    11,272.89
03/31/12                                                    11,272.90
04/30/12                                                    11,272.91
05/31/12                                                    11,272.92
06/30/12                                                    11,272.92
07/31/12                                                    11,272.93
08/31/12                                                    11,272.94
09/30/12                                                    11,272.95
10/31/12                                                    11,272.96
11/30/12                                                    11,272.96
12/31/12                                                    11,272.97
01/31/13                                                    11,272.98
02/28/13                                                    11,272.99
03/31/13                                                    11,272.99
04/30/13                                                    11,273.00
05/31/13                                                    11,273.01
06/30/13                                                    11,273.02
07/31/13                                                    11,273.03
08/31/13                                                    11,273.04
09/30/13                                                    11,273.04
10/31/13                                                    11,273.05
11/30/13                                                    11,273.06
12/31/13                                                    11,273.07
01/31/14                                                    11,273.07
02/28/14                                                    11,273.08
03/31/14                                                    11,273.09
04/30/14                                                    11,273.10
05/31/14                                                    11,273.11
06/30/14                                                    11,273.12
07/31/14                                                    11,273.13
08/31/14                                                    11,273.14
09/30/14                                                    11,273.15
10/31/14                                                    11,273.16
11/30/14                                                    11,273.17
12/31/14                                                    11,273.18
01/31/15                                                    11,273.19
02/28/15                                                    11,273.19
03/31/15                                                    11,273.20
04/30/15                                                    11,273.21
05/31/15                                                    11,273.22

                             [END CHART]

       Data from 5/31/05 to 5/31/15.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Treasury Money Market Trust.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Income may be subject to federal, state, or local taxes, or to the federal alternative minimum tax. For seven-day yield information, please refer to the Fund's Investment Overview page.

================================================================================

6  | USAA TREASURY MONEY MARKET TRUST

================================================================================

                         o ASSET ALLOCATION - 5/31/15 o

                         [PIE CHART OF ASSET ALLOCATION]

REPURCHASE AGREEMENTS                                         99.5%

                        [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2015:

                            QUALIFIED INTEREST INCOME
                            -------------------------
                                     $1,000
                            -------------------------

================================================================================

8  | USAA TREASURY MONEY MARKET TRUST

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TREASURY MONEY MARKET TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Treasury Money Market Trust (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Treasury Money Market Trust at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 20, 2015

================================================================================

                    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  9

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2015

---------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                        VALUE
(000)       SECURITY                                                                          (000)
---------------------------------------------------------------------------------------------------
            REPURCHASE AGREEMENTS (99.5%)
$60,000     Bank of America, N.A., 0.07%, acquired 5/29/2015 and due on
             6/01/2015 at $60,000 (collateralized by $59,451 of U.S. Treasury,
             2.38%(a), due 8/15/2024; market value $61,200)                                $ 60,000
 25,000     Credit Agricole Corporate & Investment Bank, 0.09%, acquired
             5/29/2015 and due on 6/01/2015 at $25,000 (collateralized by $7,317 of U.S. Treasury, 3.88%-4.25%(a), due 8/15/2040-11/15/2040; $1 of
             U.S. Treasury, 0.01%(b), due 7/23/2015; $72,622 of Government National
             Mortgage Assn.(c), 1.63%-3.55%, due 5/20/2035-1/20/2065; $1,701 of
             U.S. Treasury, 1.88%(d), due 7/15/2015; combined market value $25,500)          25,000
 14,000     Credit Agricole Corporate & Investment Bank, 0.10%, acquired 5/29/2015 and due on 6/01/2015 at $14,000 (collateralized by $13,073 of Government
             National Mortgage Assn.(c), 4.51%-4.65%, due 6/20/2062-2/20/2064;
             market value $14,280)                                                           14,000
 20,000     HSBC USA, Inc., 0.07%, acquired 5/29/2015 and due on 6/01/2015 at
             $20,000 (collateralized by $20,865 of U.S. Treasury, 2.75%(a), due
             8/15/2042; market value $20,404)                                                20,000
                                                                                           --------
            Total Repurchase Agreements (cost: $119,000)                                    119,000
                                                                                           --------

            TOTAL INVESTMENTS (COST: $119,000)                                             $119,000
                                                                                           ========

---------------------------------------------------------------------------------------------------
($ IN 000s)                                                VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                         (LEVEL 1)           (LEVEL 2)        (LEVEL 3)
                                     QUOTED PRICES   OTHER SIGNIFICANT      SIGNIFICANT
                                 IN ACTIVE MARKETS          OBSERVABLE     UNOBSERVABLE
ASSETS                        FOR IDENTICAL ASSETS              INPUTS           INPUTS       TOTAL
---------------------------------------------------------------------------------------------------
Repurchase Agreements                           $-            $119,000               $-    $119,000
---------------------------------------------------------------------------------------------------
Total                                           $-            $119,000               $-    $119,000
---------------------------------------------------------------------------------------------------

================================================================================

10  | USAA TREASURY MONEY MARKET TRUST

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2015

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The cost of securities at May 31, 2015, for federal income tax purposes, was $119,000,000.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    (b) Securities offered at a discount to face value rather than at a stated coupon rate. Rates represent the discount rates at purchase date.

    (c) Mortgage-backed securities issued by Government National Mortgage Association (GNMA) are supported by the full faith and credit of the U.S. government.

    (d) U.S. Treasury inflation-indexed notes - designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  11

================================================================================

        inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

See accompanying notes to financial statements.

================================================================================

12  | USAA TREASURY MONEY MARKET TRUST

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in repurchase agreements (cost approximates market value)                   $119,000
   Cash                                                                                         876
   Receivables:
       Capital shares sold                                                                      138
       USAA Asset Management Company (Note 4C)                                                    7
       Interest                                                                                   1
                                                                                           --------
           Total assets                                                                     120,022
                                                                                           --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                  312
   Accrued management fees                                                                       13
   Other accrued expenses and payables                                                           43
                                                                                           --------
           Total liabilities                                                                    368
                                                                                           --------
              Net assets applicable to capital shares outstanding                          $119,654
                                                                                           ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                         $119,654
                                                                                           ========
   Capital shares outstanding, unlimited number of shares authorized,
   no par value                                                                             119,654
                                                                                           ========
    Net asset value, redemption price, and offering price per share                        $   1.00
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  13

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                        $  75
                                                                                          -----
EXPENSES
   Management fees                                                                          153
   Administration and servicing fees                                                        122
   Transfer agent's fees                                                                    140
   Custody and accounting fees                                                               76
   Postage                                                                                    8
   Shareholder reporting fees                                                                14
   Trustees' fees                                                                            25
   Registration fees                                                                         25
   Professional fees                                                                         64
   Other                                                                                      8
                                                                                          -----
            Total expenses                                                                  635
   Expenses reimbursed                                                                     (561)
                                                                                          -----
            Net expenses                                                                     74
                                                                                          -----
NET INVESTMENT INCOME                                                                     $   1
                                                                                          =====

See accompanying notes to financial statements.

================================================================================

14  | USAA TREASURY MONEY MARKET TRUST

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

---------------------------------------------------------------------------------------------------

                                                                         2015                  2014
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                             $      1              $      1
                                                                     ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                   (1)                   (1)
                                                                     ------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                           43,838                64,347
   Reinvested dividends                                                     1                     1
   Cost of shares redeemed                                            (52,601)              (77,406)
                                                                     ------------------------------
     Decrease in net assets from capital share transactions            (8,762)              (13,058)
                                                                     ------------------------------
   Net decrease in net assets                                          (8,762)              (13,058)
NET ASSETS
   Beginning of year                                                  128,416               141,474
                                                                     ------------------------------
   End of year                                                       $119,654              $128,416
                                                                     ==============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                         43,838                64,347
   Shares issued for dividends reinvested                                   1                     1
   Shares redeemed                                                    (52,601)              (77,406)
                                                                     ------------------------------
     Decrease in shares outstanding                                    (8,762)              (13,058)
                                                                     ==============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Treasury Money Market Trust (the Fund), which is classified as diversified under the 1940 Act. The Fund provides investors maximum current income while maintaining the highest degree of safety and liquidity.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA

================================================================================

16  | USAA TREASURY MONEY MARKET TRUST

================================================================================

    Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Pursuant to Rule 2a-7 under the 1940 Act, securities in the Fund are valued at amortized cost, which approximates market value. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2. Repurchase agreements are valued at cost, which approximates market value.

    3. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Manager, an affiliate of the Fund, under procedures to stabilize net asset value (NAV) and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method.

E. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically

================================================================================

18  | USAA TREASURY MONEY MARKET TRUST

================================================================================

    contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

    Investments in repurchase agreements as presented on the Portfolio of Investments are not net settlement amounts but gross. At May 31, 2015, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Portfolio of Investments.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2015, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended May 31, 2015, the Fund paid CAPCO facility fees of $1,000, which represents 0.2% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended May 31, 2015, and 2014, was as follows:

                                           2015                      2014
                                          --------------------------------
Ordinary income*                          $1,000                    $1,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

20  | USAA TREASURY MONEY MARKET TRUST

================================================================================

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended May 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.125% of the Fund's average net assets. For the year ended May 31, 2015, the Fund incurred management fees, paid or payable to the Manager, of $153,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended May 31, 2015, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $122,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

    compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2015, the Fund reimbursed the Manager $3,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION - The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time without prior notice to shareholders. For the year ended May 31, 2015, the Fund incurred reimbursable expenses of $561,000, of which $7,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2015, the Fund incurred transfer agent's fees, paid or payable to SAS, of $140,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

22  | USAA TREASURY MONEY MARKET TRUST

================================================================================

(6) NEW ACCOUNTING PRONOUNCEMENTS

In June 2014, FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED MAY 31,
                                ---------------------------------------------------------------------------
                                    2015            2014             2013             2012             2011
                                ---------------------------------------------------------------------------
Net asset value at
 beginning of period            $   1.00        $   1.00         $   1.00         $   1.00         $   1.00
                                ---------------------------------------------------------------------------
Income from
 investment operations:
 Net investment
  income(a)                          .00             .00              .00              .00              .00
Less distributions from:
 Net investment income(a)           (.00)           (.00)            (.00)            (.00)            (.00)
                                ---------------------------------------------------------------------------
Net asset value at
 end of period                  $   1.00        $   1.00         $   1.00         $   1.00         $   1.00
                                ===========================================================================
Total return (%)*(b),(d)             .00             .00              .00              .00              .00
Net assets at end
 of period (000)                $119,654        $128,416         $141,474         $150,266         $159,194
Ratios to average
 net assets:**
 Expenses (%)(b),(c)                 .06             .04              .15              .08              .16
 Expenses, excluding
  reimbursements (%)(b),(c)          .52             .48              .49              .48              .48
 Net investment
  income (%)(d)                      .00             .00              .00              .00              .00

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended May 31, 2015, average net assets were $122,156,000.
(a) Represents less than $0.01 per share.
(b) Effective December 1, 2008, the Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                       -            (.00%)(+)        (.00%)(+)        (.00%)(+)        (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Represents less than 0.01%.

================================================================================

24  | USAA TREASURY MONEY MARKET TRUST

================================================================================

EXPENSE EXAMPLE

May 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2014, through May 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do

================================================================================

                                                           EXPENSE EXAMPLE |  25

================================================================================

so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                          BEGINNING                 ENDING              DURING PERIOD*
                                        ACCOUNT VALUE           ACCOUNT VALUE         DECEMBER 1, 2014 -
                                       DECEMBER 1, 2014          MAY 31, 2015            MAY 31, 2015
                                       -----------------------------------------------------------------
Actual                                    $1,000.00              $1,000.00                   $0.35

Hypothetical
 (5% return before expenses)               1,000.00               1,024.58                    0.35

* Expenses are equal to the Fund's annualized expense ratio of 0.07%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of less than 0.01% for the six-month period of December 1, 2014, through May 31, 2015.

================================================================================

26  | USAA TREASURY MONEY MARKET TRUST

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2015

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered,

================================================================================

                                                     ADVISORY AGREEMENT(S) |  27

================================================================================

particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's

================================================================================

28  | USAA TREASURY MONEY MARKET TRUST

================================================================================

brokerage, including the Manager's process for monitoring "best execution," was also considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any fee waivers or reimbursements - was equal to the median of its expense group and below the median of its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  29

================================================================================

Manager. The Board also noted the level and method of computing the Fund's management fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2014. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, and five-year periods ended December 31, 2014. The Board took into account management's discussion of the Fund's performance, including the factors that contributed to the Fund's underperformance relative to its peer group. The Board also noted the Fund's strong performance relative to its peer group over the longer term, including its top decile performance over the ten-year period ended December 31, 2014. The Board also noted the relatively small range among the performance returns among the peer group.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses, noting that the Manager has reimbursed a portion of its management fee for the Fund. In reviewing the overall profitability of the

================================================================================

30  | USAA TREASURY MONEY MARKET TRUST

================================================================================

management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board also considered the fee waivers and expense reimbursement arrangements by the Manager. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

32  | USAA TREASURY MONEY MARKET TRUST

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  33

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over one year of experience as a Board Member of the USAA family of funds.
Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

34  | USAA TREASURY MONEY MARKET TRUST

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  35

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2)  Member of Executive Committee.
   (3)  Member of Audit and Compliance Committee.
   (4)  Member of Product Management and Distribution Committee.
   (5)  Member of Corporate Governance Committee.
   (6)  Member of Investments Committee.
   (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (8) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
   (9) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
   (+)  Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

36  | USAA TREASURY MONEY MARKET TRUST

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment
Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice
President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  37

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13).
Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

38  | USAA TREASURY MONEY MARKET TRUST

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  39

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

        USAA                                                --------------
        9800 Fredericksburg Road                               PRSRT STD
        San Antonio, TX 78288                                U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA        We know what it means to serve.(R)             10%

   =============================================================================
   23415-0715                                (C)2015, USAA. All rights reserved.

  [LOGO OF USAA]
   USAA(R)

                                             [GRAPHIC OF USAA WORLD GROWTH FUND]

 ======================================================

         ANNUAL REPORT
         USAA WORLD GROWTH FUND
         FUND SHARES o ADVISER SHARES
         MAY 31, 2015

 ======================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE STRENGTH OF THE STOCK AND BOND MARKETS
DURING THE REPORTING PERIOD GAVE INVESTORS          [PHOTO OF BROOKS ENGLEHARDT]
THE OPPORTUNITY TO FORTIFY THEIR FINANCIAL
FOUNDATION."

--------------------------------------------------------------------------------

JULY 2015

Global monetary policy was a key theme during the one-year reporting period ended May 31, 2015, with divergence among central banks driving the performance of the global financial markets. In the first half of the reporting period, the United States was the place to be as stocks posted strong gains on the back of the Federal Reserve's (the Fed) Quantitative Easing (QE) program and ongoing commitment to low interest rates. Market leadership changed in the second half of the reporting period after the Fed concluded its QE asset purchases and stated that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies as global central banks took a different approach than the Fed by, continuing to take aggressive steps, such as - cutting interest rates and boosting stimulus measures to shore up their sagging economies. The Bank of Japan expanded its existing QE program, while the European Central Bank launched its own. By the end of the reporting period, the stimulus measures appeared to be having their desired effect. Japan's economy, though still fragile, rebounded from recession. In Europe, evidence of a modest economic recovery emerged.

The divergence in global monetary policy approaches also had a major impact on currencies. The U.S. dollar strengthened during the reporting period, appreciating significantly compared to most other global currencies. This appears likely to benefit American consumers, who will experience increased buying power when traveling overseas or buying imported goods. However, the strength of the U.S. dollar made it more difficult for American companies to compete overseas. At the same time, inflation pressures eased, with the drop in energy prices as a prime example. Oil and natural gas prices fell sharply during the reporting period, while the prices of copper and agricultural commodities also declined. Gold prices declined, but held up relatively well in comparison to such other commodities.

================================================================================

================================================================================

In the bond markets, interest rates fell, especially on the long end of the yield curve. As a result, longer maturity bonds, such as 30-year U.S. Treasury securities, recorded the highest bond market returns of the reporting period overall. Although short-term interest rates edged up during the first half of the reporting period in anticipation of a Fed interest rate increase, they fell back after the Fed - in response to weaker U.S. economic data - said it would continue monitoring conditions before determining when it might be appropriate to raise the federal funds rate. At USAA Investments, we believe the Fed wants to return to a more normal interest rate environment, but we continue to hold to our long-held view that the timing and pace of interest rate increases will be data dependent and slower than many market participants currently expect. In addition, we believe that any potential increase will not be, in itself, a harbinger of more dramatic action. (It is important to note that as the reporting period ended, volatility in the global fixed-income markets increased, starting in Europe where Greece and its debt problems once again took center stage.)

The strength of the stock and bond markets during the reporting period gave investors the opportunity to fortify their financial foundation. We believe a strong financial foundation improves your chances of achieving financial security - and with financial security, you are in a position to fuel your life's adventures. Please call one of our financial advisors who can help you reassess your investment risk tolerance and, if necessary, rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next.

On behalf of all of us at USAA Investments, thank you for allowing us to serve your investment needs. We will continue providing you with our best advice, superior service, and a wide variety of investment options.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                               1

MANAGERS' COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                          5

FINANCIAL INFORMATION

    Distributions to Shareholders                                           11

    Report of Independent Registered
      Public Accounting Firm                                                12

    Portfolio of Investments                                                13

    Notes to Portfolio of Investments                                       19

    Financial Statements                                                    21

    Notes to Financial Statements                                           24

EXPENSE EXAMPLE                                                             39

ADVISORY AGREEMENT(S)                                                       41

TRUSTEES' AND OFFICERS' INFORMATION                                         48

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. ALL RIGHTS RESERVED.

207219-0715

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA WORLD GROWTH FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest its assets primarily in equity securities of both foreign (including emerging markets) and domestic issuers. The "equity securities" in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.

While the Fund may invest in companies of any size, it generally focuses on companies with large market capitalizations. The Fund may invest a large percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial, market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability.
Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors also may be considered.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

[PHOTO OF DAVID R. MANNHEIM]                      [PHOTO OF ROGER. MORLEY]

DAVID R. MANNHEIM                                 ROGER MORLEY
MFS                                               MFS
Investment Management                             Investment Management
--------------------------------------------------------------------------------

o PLEASE REVIEW MARKET CONDITIONS OVER THE REPORTING PERIOD.

  For much of the reporting period ended May 31, 2015, international investing was impacted by concerns over growth in major economies and regions including Europe, Japan, and China. The reporting period began on a hopeful note as Russia appeared to have stepped back from the brink of actions that would have forced the hands of Europe and the United States. In addition, after a winter lull, U.S. economic data rebounded, providing some comfort that there remained at least one source of growth among developed markets. Further supporting sentiment, the Federal Reserve continued to stress the tepid employment environment over any need to raise interest rates in order to contain potential inflation risk.

  However, geopolitical concerns soon returned to the forefront, with an upsurge in the Israeli-Palestinian conflict and the July 2014 downing of an airliner over Ukraine, which caused stocks to dip. September 2014 saw a market decline, as fears over the emergence of militant group Islamic State threatened stability in the Middle East. Equity markets would recover these geopolitically driven losses, but sentiment in late 2014 was tempered by mounting fears over global deflation. In particular, a collapse in crude oil prices put several emerging economies under severe stress and added to overall volatility.

  As 2015 progressed, overseas markets responded positively in response to widespread, aggressive efforts to ease monetary policy, including the

================================================================================

2  | USAA WORLD GROWTH FUND

================================================================================

  launch of quantitative easing by the European Central Bank. Still, international equities lagged U.S. stocks for the reporting period.

o HOW DID THE USAA WORLD GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

  The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended May 31, 2015, the Fund Shares and Adviser Shares had a total return of 5.10% and 4.84%, respectively. This compares to returns of 5.32% for the Lipper Global Funds Index and 5.70% for the MSCI World Index.

  USAA Asset Management Company is the Fund's investment adviser. As the investment adviser, USAA Asset Management Company employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. MFS Investment Management (MFS) is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

o WHAT FACTORS DROVE THE FUND'S PERFORMANCE RELATIVE TO THE INDEX?

  During the reporting period, the most significant positive contributors to the Fund's relative performance included an underweight position in energy, as the sector suffered broadly from the decline in crude oil prices in late 2014. In particular, lack of exposure to multinational oil & gas company Exxon Mobil Corp. helped relative performance. Strong stock selection in the leisure sector also added to relative performance, in particular positions in media companies Walt Disney Co. and Time Warner Cable, Inc. Financial services exposure was additive as well, led

  Refer to page 6 for benchmark definitions.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

  You will find a complete list of securities that the Fund owns on pages 13-18.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

  by global payments technology firm Visa, Inc. "A", custodian banks Bank of New York Mellon Corp. and State Street Corp., and investment bank Goldman Sachs Group, Inc. In addition, technology consulting firm Accenture plc "A" within special products & services was among the leading individual stock contributors.

  Conversely, the largest detractors to relative performance included weak stock selection in the health care sector and currency effect in the consumer staples sector. Within consumer staples, U.K.-based Diageo plc, the world's leading distiller of spirits, was a notable laggard. Lack of exposure to consumer electronics icon Apple, Inc. was the leading negative contributor. Holdings of electrical distribution equipment manufacturer Schneider Electric SE within industrials, industrial gas supplier Linde AG within basic materials and gas turnkey contractor Saipem S.p.A* within energy were also among the leading individual detractors.

  Through a focus on reasonably valued companies with sustainable, above-average growth prospects, MFS believes the Fund remains well positioned to outperform the market through a wide range of economic, market and currency environments.

  Thank you for allowing us to help you manage your investments.

  FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. EMERGING MARKET COUNTRIES ARE MOST VOLATILE. EMERGING MARKET COUNTRIES ARE LESS DIVERSE AND MATURE THAN OTHER COUNTRIES AND TEND TO BE POLITICALLY LESS STABLE.

  *Saipem S.p.A was sold out of the Fund prior to May 31, 2015.

================================================================================

4  | USAA WORLD GROWTH FUND

================================================================================

INVESTMENT OVERVIEW

USAA WORLD GROWTH FUND SHARES (FUND SHARES)
(Ticker Symbol: USAWX)


--------------------------------------------------------------------------------
                                       5/31/15                     5/31/14
--------------------------------------------------------------------------------

Net Assets                          $1.2 Billion                $1.1 Billion
Net Asset Value Per Share              $28.69                      $28.00


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15
--------------------------------------------------------------------------------
   1 YEAR                          5 YEARS                     10 YEARS

   5.10%                            14.81%                      9.05%


--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 5/31/14*
--------------------------------------------------------------------------------

                                     1.19%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        USAA WORLD
                        GROWTH FUND              LIPPER GLOBAL               MSCI WORLD
                          SHARES                  FUNDS INDEX                  INDEX
05/31/05                $10,000.00                $10,000.00                $10,000.00
06/30/05                  9,948.72                 10,106.88                 10,086.53
07/31/05                 10,358.97                 10,506.28                 10,438.87
08/31/05                 10,484.33                 10,635.88                 10,517.53
09/30/05                 10,655.27                 10,919.38                 10,790.70
10/31/05                 10,478.63                 10,672.76                 10,528.91
11/30/05                 10,695.16                 11,011.47                 10,879.73
12/31/05                 10,988.07                 11,353.88                 11,120.76
01/31/06                 11,487.24                 11,937.40                 11,617.34
02/28/06                 11,518.06                 11,853.92                 11,600.05
03/31/06                 11,770.73                 12,157.31                 11,855.12
04/30/06                 12,146.65                 12,489.74                 12,215.05
05/31/06                 11,900.14                 12,027.62                 11,797.80
06/30/06                 11,980.26                 12,001.40                 11,794.34
07/31/06                 12,165.14                 12,003.38                 11,867.95
08/31/06                 12,504.09                 12,318.84                 12,176.00
09/30/06                 12,713.62                 12,487.52                 12,321.19
10/31/06                 13,052.57                 12,886.92                 12,773.41
11/30/06                 13,373.02                 13,255.43                 13,086.21
12/31/06                 13,620.56                 13,544.78                 13,352.26
01/31/07                 13,893.52                 13,753.61                 13,509.89
02/28/07                 13,736.57                 13,614.92                 13,439.59
03/31/07                 13,886.69                 13,888.86                 13,685.60
04/30/07                 14,473.55                 14,419.97                 14,289.16
05/31/07                 14,719.21                 14,865.33                 14,689.54
06/30/07                 14,650.97                 14,843.70                 14,576.24
07/31/07                 14,343.90                 14,543.41                 14,253.42
08/31/07                 14,425.78                 14,518.93                 14,242.61
09/30/07                 15,005.82                 15,110.89                 14,919.92
10/31/07                 15,360.66                 15,625.92                 15,377.54
11/30/07                 15,087.70                 14,938.21                 14,748.97
12/31/07                 14,889.43                 14,801.12                 14,558.69
01/31/08                 13,863.08                 13,757.27                 13,446.13
02/29/08                 13,885.07                 13,634.50                 13,368.30
03/31/08                 14,097.67                 13,549.29                 13,240.16
04/30/08                 14,530.21                 14,142.47                 13,936.04
05/31/08                 14,764.80                 14,338.02                 14,148.54
06/30/08                 13,518.52                 13,152.29                 13,020.09
07/31/08                 13,327.91                 12,845.70                 12,701.96
08/31/08                 13,166.63                 12,704.47                 12,523.54
09/30/08                 12,015.65                 11,361.30                 11,034.01
10/31/08                 10,072.91                  9,319.81                  8,941.95
11/30/08                  9,369.12                  8,695.13                  8,363.15
12/31/08                  9,827.26                  9,061.94                  8,631.47
01/31/09                  8,849.12                  8,383.22                  7,875.30
02/28/09                  7,993.24                  7,669.20                  7,069.20
03/31/09                  8,650.43                  8,178.17                  7,602.27
04/30/09                  9,483.38                  8,948.97                  8,455.09
05/31/09                 10,278.12                  9,757.41                  9,221.17
06/30/09                 10,308.69                  9,738.13                  9,179.57
07/31/09                 11,317.39                 10,551.29                  9,957.06
08/31/09                 11,668.91                 10,970.74                 10,367.83
09/30/09                 12,226.76                 11,371.23                 10,781.08
10/31/09                 11,997.51                 11,137.15                 10,589.27
11/30/09                 12,601.20                 11,570.49                 11,021.98
12/31/09                 12,909.49                 11,876.79                 11,219.90
01/31/10                 12,364.24                 11,426.04                 10,756.17
02/28/10                 12,525.51                 11,585.27                 10,907.80
03/31/10                 13,295.77                 12,261.73                 11,583.32
04/30/10                 13,264.98                 12,309.07                 11,584.95
05/31/10                 11,917.69                 11,167.95                 10,479.69
06/30/10                 11,632.84                 10,834.17                 10,116.09
07/31/10                 12,610.58                 11,692.29                 10,936.23
08/31/10                 12,048.57                 11,243.85                 10,527.93
09/30/10                 13,264.98                 12,345.43                 11,509.61
10/31/10                 13,834.69                 12,839.51                 11,938.64
11/30/10                 13,511.34                 12,580.24                 11,680.89
12/31/10                 14,482.56                 13,466.96                 12,539.73
01/31/11                 14,583.24                 13,657.78                 12,823.03
02/28/11                 15,040.18                 14,094.95                 13,272.00
03/31/11                 14,978.22                 14,123.53                 13,141.11
04/30/11                 15,930.82                 14,652.18                 13,699.38
05/31/11                 15,806.90                 14,336.68                 13,415.18
06/30/11                 15,597.80                 14,064.28                 13,202.96
07/31/11                 15,257.03                 13,746.36                 12,963.56
08/31/11                 14,110.82                 12,641.59                 12,050.18
09/30/11                 12,786.48                 11,343.21                 11,009.40
10/31/11                 14,273.46                 12,524.93                 12,148.18
11/30/11                 14,056.61                 12,300.71                 11,851.57
12/31/11                 13,852.71                 12,125.82                 11,844.99
01/31/12                 14,618.83                 12,899.49                 12,439.41
02/29/12                 15,392.77                 13,539.59                 13,047.05
03/31/12                 15,838.37                 13,627.78                 13,214.79
04/30/12                 15,713.29                 13,387.78                 13,064.73
05/31/12                 14,392.12                 12,191.97                 11,936.93
06/30/12                 15,001.89                 12,734.69                 12,545.18
07/31/12                 15,236.42                 12,912.11                 12,706.45
08/31/12                 15,721.11                 13,138.22                 13,028.58
09/30/12                 16,111.98                 13,475.01                 13,386.52
10/31/12                 16,135.44                 13,463.99                 13,296.06
11/30/12                 16,627.94                 13,615.93                 13,466.32
12/31/12                 17,095.54                 14,055.04                 13,719.57
01/31/13                 18,066.34                 14,752.20                 14,418.44
02/28/13                 18,224.19                 14,721.37                 14,442.25
03/31/13                 18,610.93                 15,056.51                 14,781.60
04/30/13                 18,879.28                 15,485.00                 15,245.98
05/31/13                 19,131.85                 15,584.94                 15,251.74
06/30/13                 18,674.08                 15,241.64                 14,875.93
07/31/13                 19,747.48                 16,011.95                 15,659.09
08/31/13                 19,171.31                 15,676.76                 15,325.79
09/30/13                 20,221.04                 16,463.09                 16,092.27
10/31/13                 20,852.45                 17,038.28                 16,722.18
11/30/13                 21,286.55                 17,356.33                 17,019.36
12/31/13                 21,837.58                 17,670.29                 17,379.48
01/31/14                 20,787.31                 17,072.74                 16,735.77
02/28/14                 22,039.56                 17,906.78                 17,573.58
03/31/14                 21,958.77                 17,978.69                 17,599.02
04/30/14                 22,096.11                 18,065.49                 17,779.35
05/31/14                 22,621.25                 18,430.22                 18,129.16
06/30/14                 22,839.38                 18,750.01                 18,453.47
07/31/14                 22,176.90                 18,349.37                 18,158.73
08/31/14                 22,564.69                 18,769.10                 18,558.86
09/30/14                 21,958.77                 18,196.04                 18,055.39
10/31/14                 22,225.38                 18,317.96                 18,172.19
11/30/14                 23,000.96                 18,674.45                 18,536.38
12/31/14                 22,648.64                 18,352.41                 18,237.47
01/31/15                 22,292.30                 18,120.50                 17,907.02
02/28/15                 23,551.94                 19,120.59                 18,956.17
03/31/15                 23,336.47                 18,913.51                 18,659.44
04/30/15                 23,634.81                 19,301.58                 19,097.05
05/31/15                 23,775.69                 19,410.76                 19,162.83

                                   [END CHART]

                    Data from 5/31/05 to 5/31/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund Shares to the following benchmarks:

o The unmanaged Lipper Global Funds Index tracks the total return performance of the 30 largest funds within the Lipper Global Funds category.

o The unmanaged MSCI World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

6  | USAA WORLD GROWTH FUND

================================================================================

USAA WORLD GROWTH FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: USWGX)


--------------------------------------------------------------------------------
                                       5/31/15                     5/31/14
--------------------------------------------------------------------------------

Net Assets                          $26.8 Million               $21.6 Million
Net Asset Value Per Share              $28.55                      $27.90


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15
--------------------------------------------------------------------------------
      1 YEAR                                       SINCE INCEPTION 8/01/10

      4.84%                                                13.15%


--------------------------------------------------------------------------------
                        EXPENSE RATIOS AS OF 5/31/14*
--------------------------------------------------------------------------------

                                    1.35%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2014, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        USAA WORLD
                       GROWTH FUND                MSCI WORLD               LIPPER GLOBAL
                      ADVISER SHARES                INDEX                   FUNDS INDEX
07/31/10                $10,000.00                $10,000.00                $10,000.00
08/31/10                  9,321.02                  9,626.65                  9,616.47
09/30/10                 10,256.10                 10,524.29                 10,558.61
10/31/10                 10,696.84                 10,916.59                 10,981.18
11/30/10                 10,446.69                 10,680.91                 10,759.44
12/31/10                 11,190.54                 11,466.23                 11,517.82
01/31/11                 11,262.39                 11,725.27                 11,681.02
02/28/11                 11,615.65                 12,135.80                 12,054.91
03/31/11                 11,567.75                 12,016.12                 12,079.35
04/30/11                 12,298.22                 12,526.60                 12,531.49
05/31/11                 12,196.43                 12,266.73                 12,261.66
06/30/11                 12,028.78                 12,072.67                 12,028.69
07/31/11                 11,765.33                 11,853.77                 11,756.77
08/31/11                 10,879.19                 11,018.59                 10,811.90
09/30/11                  9,855.34                 10,066.91                  9,701.45
10/31/11                 10,998.94                 11,108.19                 10,712.13
11/30/11                 10,831.29                 10,836.98                 10,520.36
12/31/11                 10,668.98                 10,830.96                 10,370.79
01/31/12                 11,259.70                 11,374.49                 11,032.48
02/29/12                 11,850.41                 11,930.12                 11,579.93
03/31/12                 12,187.96                 12,083.50                 11,655.36
04/30/12                 12,091.52                 11,946.28                 11,450.10
05/31/12                 11,072.84                 10,915.03                 10,427.37
06/30/12                 11,543.00                 11,471.21                 10,891.53
07/31/12                 11,717.80                 11,618.68                 11,043.27
08/31/12                 12,085.49                 11,913.23                 11,236.65
09/30/12                 12,386.87                 12,240.53                 11,524.70
10/31/12                 12,398.93                 12,157.81                 11,515.27
11/30/12                 12,772.64                 12,313.49                 11,645.22
12/31/12                 13,126.95                 12,545.06                 12,020.78
01/31/13                 13,867.35                 13,184.10                 12,617.04
02/28/13                 13,982.66                 13,205.87                 12,590.67
03/31/13                 14,273.97                 13,516.17                 12,877.30
04/30/13                 14,480.31                 13,940.80                 13,243.78
05/31/13                 14,668.44                 13,946.07                 13,329.25
06/30/13                 14,316.45                 13,602.43                 13,035.64
07/31/13                 15,135.74                 14,318.54                 13,694.46
08/31/13                 14,686.65                 14,013.77                 13,407.78
09/30/13                 15,487.74                 14,714.64                 14,080.30
10/31/13                 15,973.25                 15,290.62                 14,572.24
11/30/13                 16,307.03                 15,562.36                 14,844.25
12/31/13                 16,718.76                 15,891.65                 15,112.78
01/31/14                 15,917.90                 15,303.05                 14,601.71
02/28/14                 16,873.97                 16,069.14                 15,315.03
03/31/14                 16,811.89                 16,092.39                 15,376.53
04/30/14                 16,917.43                 16,257.29                 15,450.78
05/31/14                 17,320.97                 16,577.15                 15,762.71
06/30/14                 17,482.38                 16,873.70                 16,036.22
07/31/14                 16,973.30                 16,604.19                 15,693.57
08/31/14                 17,258.88                 16,970.07                 16,052.54
09/30/14                 16,799.47                 16,509.70                 15,562.43
10/31/14                 16,998.13                 16,616.50                 15,666.70
11/30/14                 17,587.93                 16,949.51                 15,971.60
12/31/14                 17,320.51                 16,676.19                 15,696.17
01/31/15                 17,040.64                 16,374.03                 15,497.82
02/28/15                 18,001.12                 17,333.36                 16,353.16
03/31/15                 17,829.38                 17,062.03                 16,176.06
04/30/15                 18,058.37                 17,462.18                 16,507.96
05/31/15                 18,160.15                 17,522.33                 16,601.34

                                   [END CHART]

                         Data from 7/31/10 to 5/31/15.*

                         See page 6 for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI World Index and the Lipper Global Funds Index is calculated from the end of the month of July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

8  | USAA WORLD GROWTH FUND

================================================================================

                        o TOP 10 INDUSTRIES - 5/31/15 o
                                (% of Net Assets)

Movies & Entertainment ..........................................  5.9%
Asset Management & Custody Banks ................................  5.9%
Health Care Equipment ...........................................  5.4%
Packaged Foods & Meat ...........................................  5.3%
Household Products ..............................................  5.2%
Aerospace & Defense .............................................  5.2%
Pharmaceuticals .................................................  4.5%
Diversified Banks ...............................................  3.7%
Apparel, Accessories & Luxury Goods .............................  3.5%
Life Sciences Tools & Services ..................................  3.5%

                        o TOP 10 EQUITY HOLDINGS - 5/31/15 o
                                (% of Net Assets)

Walt Disney Co. .................................................  3.0%
Time Warner, Inc. ...............................................  2.6%
Nestle S.A. .....................................................  2.6%
Reckitt Benckiser Group plc .....................................  2.5%
Honeywell International, Inc. ...................................  2.5%
Thermo Fisher Scientific, Inc. ..................................  2.4%
Accenture plc "A" ...............................................  2.4%
State Street Corp. ..............................................  2.3%
Bayer AG ........................................................  2.2%
Visa, Inc. "A" ..................................................  2.2%

You will find a complete list of securities that the Fund owns on pages 13-18.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

          o COUNTRY ALLOCATION - 5/31/15 o

          [PIE CHART OF COUNTRY ALLOCATION]

UNITED STATES                                  53.7%
UNITED KINGDOM                                 10.6%
SWITZERLAND                                     8.4%
FRANCE                                          8.1%
GERMANY                                         6.7%
OTHER*                                         12.2%

                     [END CHART]

* Includes countries with less than 3% of portfolio and money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA WORLD GROWTH FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2015, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2016.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2015:

 DIVIDEND RECEIVED           LONG-TERM            FOREIGN            FOREIGN          QUALIFIED
DEDUCTION (CORPORATE        CAPITAL GAIN           TAXES             SOURCE           INTEREST
  SHAREHOLDERS)(1)         DISTRIBUTIONS(2)       PAID(3)            INCOME            INCOME
-----------------------------------------------------------------------------------------------
       69.25%                $14,846,000          $818,000         $16,144,000         $6,000
-----------------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.
(3) The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

For the fiscal year ended May 31, 2015, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA WORLD GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA World Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA World Growth Fund at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 20, 2015

================================================================================

12  | USAA WORLD GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2015

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (98.4%)

            CONSUMER DISCRETIONARY (20.2%)
            ------------------------------
            ADVERTISING (2.4%)
  153,492   Omnicom Group, Inc.                                                                     $   11,440
  788,543   WPP plc                                                                                     18,591
                                                                                                    ----------
                                                                                                        30,031
                                                                                                    ----------
            APPAREL RETAIL (0.6%)
  221,619   Urban Outfitters, Inc.*                                                                      7,619
                                                                                                    ----------
            APPAREL, ACCESSORIES & LUXURY GOODS (3.5%)
  279,028   Burberry Group plc                                                                           7,240
  135,454   Compagnie Financiere Richemont S.A.                                                         11,736
    6,031   Hermes International                                                                         2,361
  123,639   LVMH Moet Hennessy - Louis Vuitton S.A.                                                     22,124
                                                                                                    ----------
                                                                                                        43,461
                                                                                                    ----------
            AUTO PARTS & EQUIPMENT (0.8%)
  107,258   Delphi Automotive plc                                                                        9,329
                                                                                                    ----------
            AUTOMOTIVE RETAIL (1.1%)
   20,481   AutoZone, Inc.*                                                                             13,796
                                                                                                    ----------
            CABLE & SATELLITE (2.0%)
  706,688   Sky plc                                                                                     11,408
   70,608   Time Warner Cable, Inc.                                                                     12,772
                                                                                                    ----------
                                                                                                        24,180
                                                                                                    ----------
            CASINOS & GAMING (0.7%)
  601,600   Sands China Ltd.                                                                             2,325
  635,669   William Hill plc                                                                             4,098
   24,478   Wynn Resorts Ltd.                                                                            2,465
                                                                                                    ----------
                                                                                                         8,888
                                                                                                    ----------
            MOTORCYCLE MANUFACTURERS (0.1%)
   35,384   Harley-Davidson, Inc.                                                                        1,893
                                                                                                    ----------
            MOVIES & ENTERTAINMENT (5.9%)
  383,976   Time Warner, Inc.                                                                           32,438
   51,687   Viacom, Inc. "B"                                                                             3,457
  334,281   Walt Disney Co.                                                                             36,895
                                                                                                    ----------
                                                                                                        72,790
                                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            RESTAURANTS (2.4%)
  842,926   Compass Group plc                                                                       $   14,759
  130,829   McDonald's Corp.                                                                            12,551
   23,026   Whitbread plc                                                                                1,804
                                                                                                    ----------
                                                                                                        29,114
                                                                                                    ----------
            SPECIALTY STORES (0.7%)
  290,375   Sally Beauty Holdings, Inc.*                                                                 9,063
                                                                                                    ----------
            Total Consumer Discretionary                                                               250,164
                                                                                                    ----------
            CONSUMER STAPLES (16.5%)
            ------------------------
            BREWERS (2.5%)
1,065,629   Ambev S.A.                                                                                   6,154
  107,481   Carlsberg A/S "B"                                                                            9,881
  184,859   Heineken N.V.                                                                               14,515
                                                                                                    ----------
                                                                                                        30,550
                                                                                                    ----------
            DISTILLERS & VINTNERS (3.3%)
  843,927   Diageo plc                                                                                  23,457
  138,346   Pernod Ricard S.A.                                                                          17,111
                                                                                                    ----------
                                                                                                        40,568
                                                                                                    ----------
            FOOD RETAIL (0.2%)
   35,400   Lawson, Inc.                                                                                 2,469
                                                                                                    ----------
            HOUSEHOLD PRODUCTS (5.2%)
  237,823   Colgate-Palmolive Co.                                                                       15,884
  348,856   Reckitt Benckiser Group plc                                                                 31,531
  653,576   Svenska Cellulosa AB "B"                                                                    17,063
                                                                                                    ----------
                                                                                                        64,478
                                                                                                    ----------
            PACKAGED FOODS & MEAT (5.3%)
  290,102   DANONE S.A.                                                                                 19,931
  225,404   Kellogg Co.                                                                                 14,149
  406,514   Nestle S.A.                                                                                 31,581
                                                                                                    ----------
                                                                                                        65,661
                                                                                                    ----------
            Total Consumer Staples                                                                     203,726
                                                                                                    ----------
            ENERGY (2.0%)
            -------------
            OIL & GAS EQUIPMENT & SERVICES (1.6%)
  114,441   National Oilwell Varco, Inc.                                                                 5,629
  161,898   Schlumberger Ltd.                                                                           14,696
                                                                                                    ----------
                                                                                                        20,325
                                                                                                    ----------
            OIL & GAS EXPLORATION & PRODUCTION (0.4%)
  399,500   INPEX Corp.                                                                                  4,919
                                                                                                    ----------
            Total Energy                                                                                25,244
                                                                                                    ----------

================================================================================

14  | USAA WORLD GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            FINANCIALS (13.6%)
            ------------------
            ASSET MANAGEMENT & CUSTODY BANKS (5.9%)
  482,415   Bank of New York Mellon Corp.                                                           $   20,917
  298,338   Franklin Resources, Inc.                                                                    15,188
  161,836   Julius Baer Group Ltd.*                                                                      8,841
  356,344   State Street Corp.                                                                          27,770
                                                                                                    ----------
                                                                                                        72,716
                                                                                                    ----------
            CONSUMER FINANCE (1.5%)
  233,394   American Express Co.                                                                        18,606
                                                                                                    ----------
            DIVERSIFIED BANKS (2.6%)
   17,705   Credicorp Ltd.                                                                               2,499
  173,287   Erste Group Bank AG*                                                                         5,029
  782,913   Grupo Financiero Banorte S.A. "O"                                                            4,418
  416,458   Itau Unibanco Holding S.A. ADR                                                               4,456
  543,400   Kasikornbank Public Co. Ltd.                                                                 3,143
   10,597   Komercni Banka A/S                                                                           2,275
1,061,417   Sberbank of Russia*(a)                                                                       1,490
  575,530   Standard Chartered plc                                                                       9,210
                                                                                                    ----------
                                                                                                        32,520
                                                                                                    ----------
            DIVERSIFIED CAPITAL MARKETS (1.5%)
  846,784   UBS Group AG*                                                                               18,219
                                                                                                    ----------
            INVESTMENT BANKING & BROKERAGE (1.2%)
   75,654   Goldman Sachs Group, Inc.                                                                   15,599
                                                                                                    ----------
            REINSURANCE (0.4%)
   50,084   Swiss Re AG                                                                                  4,499
                                                                                                    ----------
            SPECIALIZED FINANCE (0.5%)
   74,651   Deutsche Boerse AG                                                                           5,980
                                                                                                    ----------
            Total Financials                                                                           168,139
                                                                                                    ----------
            HEALTH CARE (14.2%)
            -------------------
            HEALTH CARE EQUIPMENT (5.4%)
  250,177   Medtronic plc                                                                               19,093
   46,723   Sonova Holding AG                                                                            7,046
  235,766   St. Jude Medical, Inc.                                                                      17,388
  176,685   Stryker Corp.                                                                               16,985
   58,129   Zimmer Holdings, Inc.                                                                        6,632
                                                                                                    ----------
                                                                                                        67,144
                                                                                                    ----------
            HEALTH CARE SUPPLIES (0.8%)
  183,703   DENTSPLY International, Inc.                                                                 9,559
                                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            LIFE SCIENCES TOOLS & SERVICES (3.5%)
  228,924   Thermo Fisher Scientific, Inc.                                                          $   29,676
   98,468   Waters Corp.*                                                                               13,157
                                                                                                    ----------
                                                                                                        42,833
                                                                                                    ----------
            PHARMACEUTICALS (4.5%)
  189,580   Bayer AG                                                                                    26,895
   78,532   Johnson & Johnson                                                                            7,864
  103,105   Merck KGaA                                                                                  11,028
   33,087   Roche Holding AG                                                                             9,742
                                                                                                    ----------
                                                                                                        55,529
                                                                                                    ----------
            Total Health Care                                                                          175,065
                                                                                                    ----------
            INDUSTRIALS (14.9%)
            -------------------
            AEROSPACE & DEFENSE (5.2%)
  298,343   Honeywell International, Inc.                                                               31,088
   85,358   MTU Aero Engines AG                                                                          8,144
  209,604   United Technologies Corp.                                                                   24,559
                                                                                                    ----------
                                                                                                        63,791
                                                                                                    ----------
            AIR FREIGHT & LOGISTICS (1.4%)
  178,673   United Parcel Service, Inc. "B"                                                             17,728
                                                                                                    ----------
            ELECTRICAL COMPONENTS & EQUIPMENT (2.6%)
  239,446   Legrand S.A.                                                                                13,485
   24,956   Rockwell Automation, Inc.                                                                    3,067
  205,206   Schneider Electric SE                                                                       15,564
                                                                                                    ----------
                                                                                                        32,116
                                                                                                    ----------
            HUMAN RESOURCE & EMPLOYMENT SERVICES (0.9%)
  144,177   Adecco S.A.*                                                                                11,484
                                                                                                    ----------
            INDUSTRIAL CONGLOMERATES (1.6%)
  124,521   3M Co.                                                                                      19,809
                                                                                                    ----------
            RAILROADS (1.9%)
  341,950   Canadian National Railway Co.                                                               20,298
   36,278   Union Pacific Corp.                                                                          3,661
                                                                                                    ----------
                                                                                                        23,959
                                                                                                    ----------
            TRADING COMPANIES & DISTRIBUTORS (1.3%)
   88,594   Brenntag AG                                                                                  5,350
   66,914   NOW, Inc.*                                                                                   1,547
   35,410   W.W. Grainger, Inc.                                                                          8,510
                                                                                                    ----------
                                                                                                        15,407
                                                                                                    ----------
            Total Industrials                                                                          184,294
                                                                                                    ----------

================================================================================

16  | USAA WORLD GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------------
                                                                                                        MARKET
NUMBER                                                                                                   VALUE
OF SHARES   SECURITY                                                                                     (000)
--------------------------------------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY (11.5%)
            ------------------------------
            APPLICATION SOFTWARE (0.2%)
   37,859   Dassault Systemes S.A.                                                                  $    2,960
                                                                                                    ----------
            COMMUNICATIONS EQUIPMENT (0.7%)
  289,558   Cisco Systems, Inc.                                                                          8,487
                                                                                                    ----------
            DATA PROCESSING & OUTSOURCED SERVICES (2.2%)
  387,443   Visa, Inc. "A"                                                                              26,610
                                                                                                    ----------
            ELECTRONIC COMPONENTS (1.5%)
  152,195   Amphenol Corp. "A"                                                                           8,683
  270,100   HOYA Corp.                                                                                   9,927
                                                                                                    ----------
                                                                                                        18,610
                                                                                                    ----------
            INTERNET SOFTWARE & SERVICES (0.8%)
  157,746   eBay, Inc.*                                                                                  9,679
                                                                                                    ----------
            IT CONSULTING & OTHER SERVICES (2.4%)
  305,726   Accenture plc "A"                                                                           29,362
                                                                                                    ----------
            SEMICONDUCTORS (0.8%)
   29,400   Altera Corp.                                                                                 1,436
  169,837   Microchip Technology, Inc.                                                                   8,344
                                                                                                    ----------
                                                                                                         9,780
                                                                                                    ----------
            SYSTEMS SOFTWARE (2.3%)
   69,747   Check Point Software Technologies Ltd.*                                                      5,909
  526,701   Oracle Corp.                                                                                22,906
                                                                                                    ----------
                                                                                                        28,815
                                                                                                    ----------
            TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.6%)
    6,250   Samsung Electronics Co. Ltd.                                                                 7,355
                                                                                                    ----------
            Total Information Technology                                                               141,658
                                                                                                    ----------
            MATERIALS (5.5%)
            ----------------
            INDUSTRIAL GASES (3.4%)
   50,936   Air Liquide S.A.                                                                             6,566
  125,066   Linde AG                                                                                    24,021
   95,050   Praxair, Inc.                                                                               11,678
                                                                                                    ----------
                                                                                                        42,265
                                                                                                    ----------
            SPECIALTY CHEMICALS (2.1%)
  204,910   AkzoNobel N.V.                                                                              15,649
   79,844   International Flavors & Fragrances, Inc.                                                     9,505
                                                                                                    ----------
                                                                                                        25,154
                                                                                                    ----------
            Total Materials                                                                             67,419
                                                                                                    ----------
            Total Common Stocks (cost: $788,398)                                                     1,215,709
                                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                               MARKET
AMOUNT                                                            COUPON                                 VALUE
(000)       SECURITY                                               RATE           MATURITY               (000)
--------------------------------------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENTS (1.3%)

            COMMERCIAL PAPER (1.1%)

            FINANCIALS (1.1%)
            -----------------
            DIVERSIFIED BANKS (1.1%)
$  14,433   Barclays U.S. Funding, LLC(b),(c)                      0.12%         6/01/2015          $   14,433
                                                                                                    ----------
            Total Financials                                                                            14,433
                                                                                                    ----------
            Total Commercial Paper                                                                      14,433
                                                                                                    ----------

--------------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
--------------------------------------------------------------------------------------------------------------
            MONEY MARKET FUNDS (0.2%)
2,277,578   State Street Institutional Liquid Reserves Fund Premier Class, 0.10%(d)                      2,277
                                                                                                    ----------
            Total Money Market Funds                                                                     2,277
                                                                                                    ----------
            Total Money Market Instruments (cost: $16,710)                                              16,710
                                                                                                    ----------

            TOTAL INVESTMENTS (COST: $805,108)                                                      $1,232,419
                                                                                                    ==========

----------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                       VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------------
                                                (LEVEL 1)               (LEVEL 2)         (LEVEL 3)
                                            QUOTED PRICES       OTHER SIGNIFICANT       SIGNIFICANT
                                        IN ACTIVE MARKETS              OBSERVABLE      UNOBSERVABLE
ASSETS                               FOR IDENTICAL ASSETS                  INPUTS            INPUTS        TOTAL
----------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                  $712,903                $502,806           $-        $1,215,709
Money Market Instruments:
  Commercial Paper                                      -                  14,433            -            14,433
  Money Market Funds                                2,277                       -            -             2,277
----------------------------------------------------------------------------------------------------------------
Total                                            $715,180                $517,239           $-        $1,232,419
----------------------------------------------------------------------------------------------------------------

For the period of June 1, 2014, through May 31, 2015, common stocks with a fair value of $454,251,000 were transferred from Level 1 to Level 2. Due to an assessment of events at the end of the reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

18  | USAA WORLD GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2015

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 44.5% of net assets at May 31, 2015.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Security was fair valued at May 31, 2015, by USAA Asset Management Company (the Manager) in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees (the Board). The total value of all such securities was $1,490,000, which represented 0.1% of the Fund's net assets.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  19

================================================================================

        under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (c) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (d) Rate represents the money market fund annualized seven-day yield at May 31, 2015.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

20  | USAA WORLD GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2015

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $805,108)                          $1,232,419
   Cash denominated in foreign currencies (identified cost of $1,016)                          1,018
   Receivables:
       Capital shares sold                                                                       749
       Dividends and interest                                                                  2,881
       Securities sold                                                                           540
   Unrealized appreciation on foreign currency contracts held, at value                            1
                                                                                          ----------
          Total assets                                                                     1,237,608
                                                                                          ----------
LIABILITIES
   Payables:
       Securities purchased                                                                      250
       Capital shares redeemed                                                                   588
   Accrued management fees                                                                       825
   Accrued transfer agent's fees                                                                  50
   Other accrued expenses and payables                                                           189
                                                                                          ----------
          Total liabilities                                                                    1,902
                                                                                          ----------
              Net assets applicable to capital shares outstanding                         $1,235,706
                                                                                          ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                        $  787,367
   Accumulated undistributed net investment income                                             5,499
   Accumulated net realized gain on investments                                               15,645
   Net unrealized appreciation of investments                                                427,311
   Net unrealized depreciation of foreign currency translations                                 (116)
                                                                                          ----------
              Net assets applicable to capital shares outstanding                         $1,235,706
                                                                                          ==========
  Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,208,909/42,139 shares outstanding)                   $    28.69
                                                                                          ==========
       Adviser Shares (net assets of $26,797/939 shares outstanding)                      $    28.55
                                                                                          ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2015

--------------------------------------------------------------------------------

INVESTMENT INCOME
     Dividends (net of foreign taxes withheld of $1,307)                                     $24,233
     Interest                                                                                     15
                                                                                             -------
              Total income                                                                    24,248
                                                                                             -------
EXPENSES
     Management fees                                                                           9,129
     Administration and servicing fees:
          Fund Shares                                                                          1,719
          Adviser Shares                                                                          36
     Transfer agent's fees:
          Fund Shares                                                                          2,095
          Adviser Shares                                                                          16
     Distribution and service fees (Note 6F):
          Adviser Shares                                                                          60
     Custody and accounting fees:
          Fund Shares                                                                            235
          Adviser Shares                                                                           5
     Postage:
          Fund Shares                                                                            106
          Adviser Shares                                                                           1
     Shareholder reporting fees:
          Fund Shares                                                                             45
     Trustees' fees                                                                               25
     Registration fees:
          Fund Shares                                                                             48
          Adviser Shares                                                                          23
     Professional fees                                                                           139
     Other                                                                                        21
                                                                                             -------
              Total expenses                                                                  13,703
                                                                                             -------
NET INVESTMENT INCOME                                                                         10,545
                                                                                             -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
     Net realized gain (loss) on:
          Investments (net of foreign taxes withheld of $15)                                  25,085
          Foreign currency transactions                                                          (70)
     Change in net unrealized appreciation/depreciation of:
          Investments                                                                         23,130
          Foreign currency translations                                                          (47)
                                                                                             -------
              Net realized and unrealized gain                                                48,098
                                                                                             -------
Increase in net assets resulting from operations                                             $58,643
                                                                                             =======

See accompanying notes to financial statements.

================================================================================

22  | USAA WORLD GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

----------------------------------------------------------------------------------------------------
                                                                                 2015           2014
----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                   $   10,545     $    7,578
   Net realized gain on investments                                            25,085         18,924
   Net realized loss on foreign currency transactions                             (70)            (9)
   Change in net unrealized appreciation/depreciation of:
       Investments                                                             23,130        143,983
       Foreign currency translations                                              (47)           (48)
                                                                           -------------------------
   Increase in net assets resulting from operations                            58,643        170,428)
                                                                           -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                            (11,513)        (7,184)
       Adviser Shares                                                            (213)          (115)
                                                                           -------------------------
           Total distributions of net investment income                       (11,726)        (7,299)
                                                                           -------------------------
   Net realized gains:
       Fund Shares                                                            (17,567)       (16,545)
       Adviser Shares                                                            (372)          (290)
                                                                           -------------------------
           Total distributions of net realized gains                          (17,939)       (16,835)
                                                                           -------------------------
   Distributions to shareholders                                              (29,665)       (24,134)
                                                                           -------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                 51,994        105,738
   Adviser Shares                                                               4,565         10,467
                                                                           -------------------------
       Total net increase in net assets from capital share
           transactions                                                        56,559        116,205
                                                                           -------------------------
   Capital contribution from USAA Transfer Agency
       Company                                                                      -              2
                                                                           -------------------------
   Net increase in net assets                                                  85,537        262,501
NET ASSETS
   Beginning of year                                                        1,150,169        887,668
                                                                           -------------------------
   End of year                                                             $1,235,706     $1,150,169
                                                                           =========================
Accumulated undistributed net investment income:
   End of year                                                             $    5,499     $    6,765
                                                                           =========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2015

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA World Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of two classes of shares: World Growth Fund Shares (Fund Shares) and World Growth Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's

================================================================================

24  | USAA WORLD GROWTH FUND

================================================================================

   valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the USAA Asset Management Company (Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

      foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   5. Repurchase agreements are valued at cost, which approximates market value.

   6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially

================================================================================

26  | USAA WORLD GROWTH FUND

================================================================================

      affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, in consultation with the Fund's subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain common stocks which are valued based on methods discussed in Note 1A2, and commercial paper, which is valued at amortized cost.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from

================================================================================

28  | USAA WORLD GROWTH FUND

================================================================================

   the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2015, there were no custodian and other bank credits.

G. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended May 31, 2015, the Adviser Shares charged redemption fees of $1,000.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended May 31, 2015, the Fund paid CAPCO facility fees of $6,000, which represents 1.7% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2015.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency and foreign capital gain tax reclass adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and

================================================================================

30  | USAA WORLD GROWTH FUND

================================================================================

increase accumulated net realized gain on investments by $85,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2015, and 2014, was as follows:

                                                                  2015                    2014
                                                               -----------------------------------
Ordinary income*                                               $14,819,000             $ 7,892,000
Long-term realized capital gain                                 14,846,000              16,242,000
                                                               -----------             -----------
   Total distributions paid                                    $29,665,000             $24,134,000
                                                               ===========             ===========

As of May 31, 2015, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                                         $ 5,206,000
Undistributed long-term capital gains                                                   15,602,000
Unrealized appreciation of investments                                                 427,535,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, non-REIT return of capital dividend, and passive foreign investment corporation adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At May 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended May 31, 2015, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2015, were $110,519,000 and $103,548,000, respectively.

As of May 31, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was $804,768,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2015, for federal income tax purposes, were $443,037,000 and $15,386,000, respectively, resulting in net unrealized appreciation of $427,651,000.

(5) CAPITAL SHARE TRANSACTIONS

At May 31, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                          YEAR ENDED                  YEAR ENDED
                                         MAY 31, 2015                MAY 31, 2014
-------------------------------------------------------------------------------------
                                      SHARES        AMOUNT        SHARES       AMOUNT
                                      -----------------------------------------------
FUND SHARES:
Shares sold                            7,452      $ 207,878       9,863     $ 257,036
Shares issued from
 reinvested dividends                  1,028         28,632         884        23,396
Shares redeemed                       (6,641)      (184,516)     (6,709)     (174,694)
                                      -----------------------------------------------
Net increase from capital share
 transactions                          1,839      $  51,994       4,038     $ 105,738
                                      ===============================================
ADVISER SHARES:
Shares sold                              207      $   5,734         456     $  11,351
Shares issued from
 reinvested dividends                     13            362           8           213
Shares redeemed*                         (55)        (1,531)        (42)       (1,097)
                                      -----------------------------------------------
Net increase from capital
 share transactions                      165      $   4,565         422     $  10,467
                                      ===============================================
*Net of redemption fees.

================================================================================

32  | USAA WORLD GROWTH FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets.

   The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

   The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Global Funds Index over the performance period. The Lipper Global Funds Index tracks the total return performance of the 30 largest funds in the Lipper Global Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
-------------------------------------------------------------------
+/- 100 to 400                               +/- 4
+/- 401 to 700                               +/- 5
+/- 701 and greater                          +/- 6

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.
================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

   Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Funds Index over that period, even if the class had overall negative returns during the performance period.

   For the year ended May 31, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $9,129,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $350,000 and $5,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.03% and 0.02%, respectively.

B. SUBADVISORY ARRANGEMENT(S) - The Manager has entered into an Investment Subadvisory Agreement with MFS Investment Management (MFS), under which MFS directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays MFS a subadvisory fee based on the aggregate average net assets in the USAA World Growth Fund and the USAA International Fund combined, in an annual amount of 0.33% on the first $2 billion of assets, 0.30% of assets over $2 billion and up to $3 billion, and 0.25% on assets over $3 billion. For the year ended May 31, 2015, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to MFS, of $3,450,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended May 31, 2015, the Fund Shares

================================================================================

34  | USAA WORLD GROWTH FUND

================================================================================

   and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,719,000 and $36,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2015, the Fund reimbursed the Manager $33,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through October 1, 2014, to limit the total annual operating expenses of the Adviser Shares to 1.60% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. Effective October 1, 2014, the Manager terminated this agreement for the Adviser Shares. For the year ended May 31, 2015, the Adviser Shares incurred no reimbursable expenses.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2015, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $2,095,000 and $16,000, respectively. Additionally, the Fund recorded a capital contribution from SAS of less than $500 at May 31, 2015, for adjustments related to corrections to certain shareholder transactions.

F. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

   services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2015, the Adviser Shares incurred distribution and service (12b-1) fees of $60,000.

G. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2015, USAA and its affiliates owned 315,000 shares, which represent 33.6% of the Adviser Shares and 0.7% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

36  | USAA WORLD GROWTH FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED MAY 31,
                              ---------------------------------------------------------------------------------
                                    2015              2014             2013              2012              2011
                              ---------------------------------------------------------------------------------
Net asset value at
 beginning of period          $    28.00        $    24.24         $  18.41          $  20.41          $  15.48
                              ---------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income               .24               .20              .19               .17               .16
 Net realized and
   unrealized gain (loss)           1.16              4.19             5.85             (2.01)             4.88
                              ---------------------------------------------------------------------------------
Total from investment
 operations                         1.40              4.39             6.04             (1.84)             5.04
                              ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income              (.28)             (.19)            (.20)             (.16)             (.11)
 Realized capital gains             (.43)             (.44)            (.01)                -                 -
                              ---------------------------------------------------------------------------------
Total distributions                 (.71)             (.63)            (.21)             (.16)             (.11)
                              ---------------------------------------------------------------------------------
Net asset value at
 end of period                $    28.69        $    28.00         $  24.24          $  18.41          $  20.41
                              =================================================================================
Total return (%)*                   5.10             18.24            32.93             (8.95)            32.63
Net assets at
 end of period (000)          $1,208,909        $1,128,586         $879,178          $615,644          $642,494
Ratios to average
 net assets:**
 Expenses (%)(a)                    1.17              1.19             1.25              1.30              1.29
 Net investment income (%)           .91               .75              .93               .96               .95
Portfolio turnover (%)                 9                 9               12                12                17
  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2015, average net assets were $1,146,171,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                       -              (.00%)(+)        (.00%)(+)         (.00%)(+)         (.00%)(+)

    (+)Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                              PERIOD ENDED
                                                  YEAR ENDED MAY 31,                             MAY 31,
                                  ------------------------------------------------------------------------
                                     2015           2014           2013           2012           2011***
                                  ------------------------------------------------------------------------
Net asset value at
 beginning of period              $ 27.90        $ 24.17         $18.37         $20.38         $16.79
Income (loss) from
 investment operations:
 Net investment income                .19            .18            .13            .12            .12
 Net realized and
   unrealized gain (loss)            1.13           4.16           5.82          (2.01)          3.57
                                  -------------------------------------------------------------------
Total from investment
 operations                          1.32           4.34           5.95          (1.89)          3.69
                                  -------------------------------------------------------------------
Less distributions from:
 Net investment income               (.24)          (.17)          (.14)          (.12)          (.10)
 Realized capital gains              (.43)          (.44)          (.01)             -              -
                                  -------------------------------------------------------------------
Total distributions                  (.67)          (.61)          (.15)          (.12)          (.10)
                                  -------------------------------------------------------------------
Redemption fees added
  to beneficial interests             .00(c)           -              -              -              -
Net asset value at
 end of period                    $ 28.55        $ 27.90         $24.17         $18.37         $20.38
                                  ===================================================================
Total return (%)*                    4.84          18.08          32.47          (9.26)         22.02
Net assets at
 end of period (000)              $26,797        $21,583         $8,490         $5,808         $6,435
Ratios to average
 net assets:**
 Expenses (%)(a)                     1.38(d)        1.35           1.60           1.60           1.60(b)
 Expenses, excluding
   reimbursements (%)(a)             1.38           1.35           1.63           1.76           1.92(b)
 Net investment income (%)            .72            .64            .59            .64            .80(b)
Portfolio turnover (%)                  9              9             12             12             17
  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2015, average net assets were $23,905,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                        -           (.00%)(+)      (.00%)(+)      (.00%)(+)      (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Represents less than $0.01 per share.
(d) Prior to October 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.60% of the Adviser Shares'
    average net assets.

================================================================================

38  | USAA WORLD GROWTH FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2014, through May 31, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

================================================================================

                                                           EXPENSE EXAMPLE |  39

================================================================================

period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                 EXPENSES PAID
                                        BEGINNING                 ENDING         DURING PERIOD*
                                      ACCOUNT VALUE           ACCOUNT VALUE    DECEMBER 1, 2014 -
                                     DECEMBER 1, 2014          MAY 31, 2015       MAY 31, 2015
                                     ------------------------------------------------------------
FUND SHARES
Actual                                  $1,000.00               $1,033.70            $5.93

Hypothetical
 (5% return before expenses)             1,000.00                1,019.10             5.89

ADVISER SHARES
Actual                                   1,000.00                1,032.50             6.99

Hypothetical
 (5% return before expenses)             1,000.00                1,018.05             6.94

*Expenses are equal to the annualized expense ratio of 1.17% for Fund Shares and 1.38% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 3.37% for Fund Shares and 3.25% for Adviser Shares for the six-month period of December 1, 2014, through May 31, 2015.

================================================================================

40  | USAA WORLD GROWTH FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2015

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreement between the Manager and the Subadviser with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  41

================================================================================

Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser

================================================================================

42  | USAA WORLD GROWTH FUND

================================================================================

and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group"), and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with same investment classifications/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

the Fund's management fee, including the performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreement relating to the Fund are paid by the Manager.

The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fee. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and lower than its Lipper index for the one-year period ended December 31, 2014, and was above the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2014. The Board also noted that the Fund's percentile performance ranking was in the top 30% of its performance universe for the one-year period ended December 31, 2014, was in the top 10% of its performance universe for the three-year period ended December 31, 2014, and was in the top 15% of its performance universe for the five-year period ended December 31, 2014.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the

================================================================================

44  | USAA WORLD GROWTH FUND

================================================================================

management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board considered the fact that the Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on their conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied

================================================================================

46  | USAA WORLD GROWTH FUND

================================================================================

on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2014, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objective and policies; (ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment objective and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' statement of additional information (SAI).

================================================================================

48  | USAA WORLD GROWTH FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group, USAA (02/13-present); Director of AMCO (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. He has been employed at Southwest Research Institute since 1975. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 18 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over one year of experience as a Board Member of the USAA family of funds.
Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

50  | USAA WORLD GROWTH FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as three years' experience as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over seven years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 15 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit and Compliance Committee.
  (4) Member of Product Management and Distribution Committee.
  (5) Member of Corporate Governance Committee.
  (6) Member of Investments Committee.
  (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (8) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (9) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.
  (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

52  | USAA WORLD GROWTH FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director, FASG General Counsel, USAA (10/12-10/13); Secretary, IMCO (06/13-present); Attorney, Financial Advice & Solutions Group General Counsel (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP. As of 03/31/15, Mr. Whetzel serves as a board member of FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13).
Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

54  | USAA WORLD GROWTH FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                --------------
       9800 Fredericksburg Road                               PRSRT STD
       San Antonio, TX 78288                                U.S. Postage
                                                                PAID
                                                                USAA
                                                           --------------


>> SAVE PAPER AND FUND COSTS
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   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

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   23411-0715                                (C)2015, USAA. All rights reserved.

ITEM 2.  CODE OF ETHICS.

On September 24, 2014, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.


On November 18, 2008, and September 24, 2014, respectively, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley as the Board's audit committee financial experts. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.




ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 14 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2015 and 2014 were $414,490 and $406,165, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2015 and 2014 were $67,300 and $78,650, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for assistance with foreign tax compliance and foreign tax reclaim filings for fiscal years ended May 31, 2015 and 2014 were $156,469 and $178,524, respectively.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2015 and 2014.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant's investment adviser, USAA Asset Management Company
(AMCO) and its affiliate, USAA Investment Management Company (IMCO),and the Funds' transfer agent, SAS, for May 31, 2015 and 2014 were $482,779 and $584,992, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2015 and 2014 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.


ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

Approved and adopted by the Investment Code of Ethics Committee:
August 27, 2014

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 24, 2014

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2015

By:*     /s/ Daniel J. Mavico
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary

Date:     07/27/2015
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     07/30/2015
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     07/28/2015
         ------------------------------

*Print the name and title of each signing officer under his or her signature.